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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
TRANSOCEAN INC. GLOBALSANTAFE CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Ordinary shares, par value $0.01 per share, of GlobalSantaFe Corporation ("GlobalSantaFe")
(2)
Aggregate number of securities to which transaction applies:
230,306,877 ordinary shares of GlobalSantaFe (including 2,717,548 ordinary shares reserved for issuance upon exercise of outstanding options to purchase ordinary shares, 1,273,665 ordinary shares reserved for issuance upon vesting of stock units and 992,429 ordinary shares reserved for issuance upon the exercise of share appreciation rights), as of August 22, 2007
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
$67.22, the average of the high and low prices of GlobalSantaFe ordinary shares on August 28, 2007
	(4)	Proposed maximum aggregate value of transaction: $15,481,228,272
	(5)	Total fee paid: $475,274
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PROPOSED TRANSACTIONS—YOUR VOTE IS VERY IMPORTANT

        The boards of directors of Transocean Inc. and GlobalSantaFe Corporation have approved a merger that will combine Transocean and GlobalSantaFe. The board of directors of Transocean has also approved a reclassification of the Transocean ordinary shares in connection with the merger. We believe that the merger will expand and enhance both companies' mobile offshore drilling unit fleets, thus better positioning the combined company to address the growing and more technologically challenging needs of their customers on a global basis. We believe that the merger will benefit the shareholders of both companies, and we ask for your support in voting for the proposals at our respective meetings.

        When the reclassification of Transocean ordinary shares and the merger are completed, Transocean's shareholders will receive 0.6996 Transocean ordinary shares and $33.03 in cash in exchange for each Transocean ordinary share they currently own. Shareholders of GlobalSantaFe will receive 0.4757 Transocean ordinary shares (after giving effect to the reclassification) and $22.46 in cash in exchange for each GlobalSantaFe ordinary share they currently own. We expect that approximately 318 million of Transocean's ordinary shares will be outstanding after the reclassification and the merger, with the shareholders of Transocean and GlobalSantaFe immediately prior to the transactions holding approximately 66% and 34% of those shares, respectively.

        The transactions cannot be completed without the approval of Transocean's shareholders of the reclassification, the issuance of Transocean ordinary shares in the merger and the amendment and restatement of Transocean's memorandum and articles of association, the approval of GlobalSantaFe's shareholders of the merger and the approval of the Cayman Islands court. We have scheduled separate meetings to be held on November 9, 2007 for our respective shareholders to vote on the matters requiring shareholder approval.

        The Transocean and GlobalSantaFe boards of directors each recommend that their respective shareholders vote "FOR" the proposals.

        The dates, times and places of these meetings are contained in the attached notices.

        This joint proxy statement provides you with detailed information about the reclassification, the merger, the shareholder meetings and the hearing of the application for approval by the Cayman Islands court. You can also obtain financial and other information about Transocean and GlobalSantaFe from documents filed with the Securities and Exchange Commission. We encourage you to carefully read the joint proxy statement and the documents incorporated by reference.

Robert L. Long Chief Executive Officer Transocean Inc.	Jon A. Marshall President and Chief Executive Officer GlobalSantaFe Corporation

        See "Risk Factors" beginning on page 20 for a discussion of risks that should be considered by Transocean's and GlobalSantaFe's shareholders before voting at their respective meetings.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Transocean ordinary shares to be issued in the merger or determined if this joint proxy statement is accurate or adequate. Any representation to the contrary is a criminal offense.

        This joint proxy statement is dated October 2, 2007 and is first being mailed to shareholders of Transocean and GlobalSantaFe on or about October 5, 2007.

TRANSOCEAN INC.

P.O. BOX 10342
70 HARBOUR DRIVE, 4TH FLOOR
GRAND CAYMAN, KY1-1003
CAYMAN ISLANDS

NOTICE OF MEETING OF TRANSOCEAN INC. SHAREHOLDERS
To Be Held On November 9, 2007

To the holders of ordinary shares of Transocean Inc.:

        We will hold a meeting of our shareholders at the Grand Cayman Marriott, Grand Cayman, Cayman Islands, commencing at 1:00 p.m., Cayman Islands time, on November 9, 2007. This meeting will be divided into two parts. The first part of the meeting will be convened, as required under Cayman law, pursuant to an order of the Grand Court of the Cayman Islands to vote on the first item described below. The second part of the meeting will be convened pursuant to our articles of association to vote on the remaining items described below. The formal notice relating to this meeting is attached as Annex K to the accompanying joint proxy statement. At the meeting, our shareholders will vote:

  •
  on the reclassification of our ordinary shares by a scheme of arrangement contemplated by the Agreement and Plan of Merger, dated as of July 21, 2007, among Transocean Inc., our direct wholly owned subsidiary, Transocean Worldwide Inc., and GlobalSantaFe Corporation (the "Agreement and Plan of Merger"), conditional upon completion of the transactions;

  •
  on the issuance of our ordinary shares to shareholders of GlobalSantaFe Corporation in the merger under the terms of the Agreement and Plan of Merger, conditional upon completion of the transactions;

  •
  as a special resolution, on the amendment and restatement of our memorandum and articles of association to, among other things, increase the maximum number of directors constituting the board of directors of Transocean Inc. from 13 to 14, provide for certain corporate governance provisions during the two-year period following the completion of the transactions and make technical, updating and other changes described in the accompanying joint proxy statement, conditional upon completion of the transactions; and

  •
  on any other matters that properly come before the meeting and any adjournments or postponements of the meeting.

        We have established the close of business on October 1, 2007, as the record date for determining Transocean's shareholders entitled to notice of and to vote at the meeting or any adjournments or postponements of the meeting.

        Your vote is very important. To ensure your shares are represented, you should complete, sign and date the enclosed proxy and return it promptly in the enclosed envelope, whether or not you expect to attend the meeting. You may revoke your proxy and vote in person if you decide to attend the meeting.

        This notice incorporates the accompanying joint proxy statement.

By Order of the Board of Directors

Eric B. Brown Secretary

October 2, 2007

GLOBALSANTAFE CORPORATION

P.O. BOX 309GT
UGLAND HOUSE
SOUTH CHURCH STREET
GEORGE TOWN
GRAND CAYMAN
CAYMAN ISLANDS

NOTICE OF MEETING OF

GLOBALSANTAFE CORPORATION SHAREHOLDERS

TO BE HELD ON NOVEMBER 9, 2007

To the holders of ordinary shares of GlobalSantaFe Corporation:

        We will hold a meeting of our shareholders at the Grand Cayman Marriott, Grand Cayman, Cayman Islands, commencing at 1:00 p.m., Cayman Islands time, on November 9, 2007. This meeting will be divided into two parts. The first part of the meeting will be convened, as required under Cayman law, pursuant to an order of the Grand Court of the Cayman Islands. The second part of the meeting will be convened pursuant to our articles of association. The formal notice relating to this meeting is attached as Annex L to the accompanying joint proxy statement. At each part of the meeting, the GlobalSantaFe shareholders will vote:

  •
  to approve the Scheme of Arrangement and Amalgamation in connection with the Agreement and Plan of Merger, dated as of July 21, 2007, attached as Annex H to the accompanying joint proxy statement, pursuant to which GlobalSantaFe would merge with a wholly-owned subsidiary of Transocean Inc. ("Merger Sub") and each outstanding ordinary share of GlobalSantaFe would be exchanged for 0.4757 Transocean ordinary shares (after giving effect to the reclassification of Transocean's existing ordinary shares) and $22.46 in cash, the effect of which will be to transfer the assets, liabilities and undertaking of GlobalSantaFe to Merger Sub, conditional upon the completion of the merger; and

  •
  on any other matters that properly come before that part of the meeting and any adjournments or postponements thereof.

        We have established the close of business on October 1, 2007, as the record date for determining GlobalSantaFe's shareholders entitled to notice of and to vote at the meeting or any adjournments or postponements of the meeting.

        Your vote is very important. To ensure your shares are represented, you should complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope or submit your proxy using the Internet or telephone voting procedures described on your proxy card, whether or not you expect to attend the meeting. You may revoke your proxy and vote in person if you decide to attend the meeting.

        This notice incorporates the accompanying joint proxy statement.

By Order of the Board of Directors

Alexander A. Krezel Vice President, Secretary and Associate General Counsel

October 2, 2007

This joint proxy statement incorporates documents by reference. See "Where You Can Find More Information" beginning on page 170 for a listing of documents incorporated by reference. Transocean documents are available to any person, including any beneficial owner, upon request directed to Investor Relations, Transocean Inc., 4 Greenway Plaza, Houston, Texas 77046, telephone (713) 232-7500. GlobalSantaFe documents are available to any person, including any beneficial owner, upon request directed to Investor Relations, GlobalSantaFe Corporation, 15375 Memorial Drive, Houston, Texas 77079, telephone (281) 925-6000. To ensure timely delivery of these documents, any request by Transocean shareholders should be made by November 2, 2007, and any request by GlobalSantaFe shareholders should be made by November 2, 2007. The exhibits to these documents will generally not be made available unless they are specifically incorporated by reference in this joint proxy statement.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE TRANSACTIONS
SUMMARY
Transocean Selected Historical Financial Data
GlobalSantaFe Selected Historical Financial Data
Selected Unaudited Condensed Pro Forma Combined Financial Information
Unaudited Comparative Per Share Data
RISK FACTORS
Risks Relating to the Transactions
Risks Relating to the Business of the Combined Company Following the Transactions
CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS
THE TRANSOCEAN MEETING
Time, Date and Place
Purpose of the Transocean Meeting
Record Date; Voting Rights; Vote Required for Approval
Proxies
THE GLOBALSANTAFE MEETING
Time, Date and Place
Purpose of the GlobalSantaFe Meeting
Record Date; Voting Rights; Vote Required for Approval
Proxies
THE TRANSACTIONS
Background of the Merger
Transocean's Reasons for the Transactions
Recommendations of Transocean's Board of Directors
GlobalSantaFe's Reasons for the Transactions
Recommendation of GlobalSantaFe's Board of Directors
Opinion of Goldman, Sachs & Co.
Opinion of Lehman Brothers Inc.
Opinion of Simmons & Company International
Interests of Certain Persons in the Transactions
Exchange of Transocean Ordinary Shares and GlobalSantaFe Ordinary Shares for Transocean Ordinary Shares
Employee Benefits Matters
Adjustment of Transocean Stock Options
GlobalSantaFe Options, SARs and Restricted Stock Units and Assumption of GlobalSantaFe Stock Plans
Treatment of Transocean Warrants and Convertible Debentures

i

Dividend Policy
Accounting Treatment and Considerations
Accretion and Dilution Considerations
Material U.S. Federal Income Tax Consequences
Amendment and Restatement of Transocean's Memorandum of Association and Articles of Association
Regulatory Matters
Court Approval of the Transactions
Federal Securities Law Consequences; Resale Restrictions
Rights of Dissenting Shareholders
Stock Exchange Listing
Effect of the Transactions on Transocean Share Price
THE MERGER AGREEMENT
General
Corporate Governance Matters
Covenants
Representations and Warranties
Conditions to the Transactions
Termination of the Merger Agreement
Termination Fees and Expenses
Amendments
BUSINESS OF TRANSOCEAN
BUSINESS OF GLOBALSANTAFE
FINANCING OF THE TRANSACTIONS
SECURITY OWNERSHIP OF 5% BENEFICIAL OWNERS AND MANAGEMENT OF TRANSOCEAN
SECURITY OWNERSHIP OF 5% BENEFICIAL OWNERS AND MANAGEMENT OF GLOBALSANTAFE
MARKET PRICE AND DIVIDEND INFORMATION
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
DESCRIPTION OF SHARE CAPITAL OF TRANSOCEAN
COMPARISON OF RIGHTS OF SHAREHOLDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
LEGAL MATTERS
FUTURE SHAREHOLDER PROPOSALS
HOUSEHOLDING
WHERE YOU CAN FIND MORE INFORMATION
Annex A	—	Agreement and Plan of Merger dated as of July 21, 2007, by and among Transocean Inc., Transocean Worldwide Inc. and GlobalSantaFe Corporation
Annex B	—	Opinion of Goldman, Sachs & Co. dated July 21, 2007
Annex C	—	Opinion of Lehman Brothers Inc. dated July 21, 2007
Annex D	—	Opinion of Simmons & Company International dated July 21, 2007
Annex E	—	Transocean Amended and Restated Memorandum of Association
Annex F	—	Transocean Amended and Restated Articles of Association
Annex G	—	Transocean Scheme Document
Annex H	—	GlobalSantaFe Scheme Document
Annex I	—	Transocean Court Order
Annex J	—	GlobalSantaFe Court Order
Annex K	—	Transocean Formal Meeting Notice
Annex L	—	GlobalSantaFe Formal Meeting Notice
Annex M	—	Expected Timetable

ii

QUESTIONS AND ANSWERS ABOUT THE TRANSACTIONS

Q.
Please briefly describe the proposed transactions.

A.
GlobalSantaFe will merge (the "Merger") with Transocean Worldwide Inc., a recently formed subsidiary of Transocean ("Merger Sub"), by way of a scheme of arrangement qualifying as an amalgamation under Cayman Islands law, with the subsidiary of Transocean being the surviving entity following the Merger. Immediately prior to the Merger, outstanding Transocean ordinary shares will be reclassified into a smaller number of Transocean ordinary shares and cash by way of a separate scheme of arrangement (the "Reclassification"). We refer to the Merger and the Reclassification together as the "Transactions."

Q.
What will shareholders of Transocean and GlobalSantaFe receive as a result of the Transactions?

A.
As a result of the Transactions:

•
each Transocean ordinary share will be exchanged for 0.6996 Transocean ordinary shares and $33.03 in cash, and

•
each GlobalSantaFe ordinary share will be exchanged for 0.4757 Transocean ordinary shares (after giving effect to the Reclassification) and $22.46 in cash.

  Fractional shares will not be issued. Instead, holders of ordinary shares of Transocean or GlobalSantaFe will receive cash for any fractional share to which they would otherwise be entitled.

Q.
Why are Transocean and GlobalSantaFe proposing to merge?

A.
The boards of directors of Transocean and GlobalSantaFe believe that the combined company will be the drilling contractor of choice for customers, investors and employees and will offer:

•
Customers—consistently high quality drilling services with an increased worldwide presence, backed by technological expertise and financial strength;

•
Investors—an investment in a combined company that we believe will provide a platform for increased shareholder value creation; and

•
Employees—career opportunities with a financially strong company that is an industry leader in the application of offshore drilling technology.

Q.
Will the Transocean ordinary shares be traded on an exchange?

A.
We expect that the ordinary shares of Transocean received in the Transactions will be listed on the New York Stock Exchange under the ticker symbol "RIG."

Q.
Who will serve on the board of directors of Transocean after the consummation of the Transactions?

A.
Upon the consummation of the Transactions, the Transocean board of directors will consist of 14 members, seven of whom will be current members of the Transocean board of directors designated by Transocean and seven of whom will be current members of the GlobalSantaFe board of directors designated by GlobalSantaFe. Robert E. Rose, the current Chairman of the board of directors of GlobalSantaFe, will serve as Chairman of the board of directors of Transocean. Additional information about the composition of the board of directors of Transocean after the consummation of the Transactions is set forth in "The Transactions—Interests of Certain Persons in the Transactions—Governance and Management of Transocean Following the Transactions."

Q.
Who will serve as Transocean's executive officers after the consummation of the Transactions?

A.
Robert L. Long, the current Chief Executive Officer of Transocean, will serve as Chief Executive Officer of Transocean, and Jon A. Marshall, the current President and Chief Executive Officer of GlobalSantaFe, will serve as President and Chief Operating Officer of Transocean. Additional information about the executive officers of Transocean after the consummation of the Transactions is set forth in "The Transactions—Interests of Certain Persons in the Transactions—Governance and Management of Transocean Following the Transactions."

Q.
What are the U.S. federal income tax consequences of the Transactions?

A.
Transocean expects that the Reclassification will be treated as a stock redemption for U.S. federal income tax purposes. Assuming the Reclassification is treated as a stock redemption, then a shareholder who, actually or constructively, owns no GlobalSantaFe ordinary shares at the time of the Reclassification and the Merger should generally recognize gain or loss in an amount equal to the difference between the cash received from Transocean and the tax basis of the shares considered to be redeemed. However, alternative tax treatments are possible.

  The Merger is expected to qualify as a reorganization under section 368(a) of the Internal Revenue Code for U.S. federal income tax purposes. Assuming it does so qualify, GlobalSantaFe shareholders will generally recognize gain (but not loss) in an amount equal to the lesser of the cash received by the shareholder and the excess, if any, of (1) the sum of the cash and the fair market value of the Transocean ordinary shares received by the shareholder over (2) the shareholder's tax basis in the GlobalSantaFe ordinary shares exchanged in the Merger. Under certain circumstances this gain could be taxable as a dividend to the extent of the shareholder's ratable share of available earnings and profits.

  Please refer to "The Transactions—Material U.S. Federal Income Tax Consequences," beginning on page 96 of this joint proxy statement for a description of the material U.S. federal income tax consequences of the Reclassification to Transocean shareholders and the Merger to GlobalSantaFe shareholders. Determining the actual tax consequences of the Reclassification or Merger to you may be complex and will depend on your specific situation. You are urged to consult your tax adviser for a full understanding of the tax consequences of the Reclassification or Merger to you.

Q.
Do shareholders have appraisal rights?

A.
Under applicable law, none of the shareholders of Transocean or GlobalSantaFe has any right to receive an appraisal of the value of their shares in connection with the Transactions.

Q.
When do you expect the Transactions to be completed?

A.
We are working toward completing the Transactions as quickly as possible after all the conditions to the Transactions, including obtaining the approvals of our shareholders at the meetings, are fulfilled. Satisfying some of these conditions, including our receipt of governmental clearances or approvals and obtaining the approval of the Cayman Islands court, is not entirely within our control. We currently estimate that the parties will complete the Transactions by the end of 2007. However, the Transactions may not be completed until the first half of 2008. See Annex M for the current expected timetable.

Q.
What do I need to do to vote?

A.
Both companies' shareholder meetings will take place on November 9, 2007. After carefully reading and considering the information contained in this joint proxy statement and the documents incorporated by reference, please indicate on the enclosed proxy card how you want to vote. Submit your proxy by following the instructions on the enclosed proxy card as soon as possible, so that your shares may be represented at your shareholder meeting. If you are a shareholder of both Transocean and GlobalSantaFe, then you will receive separate proxy cards relating to the matters to be approved by the shareholders of each company.

Q.
What vote does my board of directors recommend?

A.
The Transocean board of directors unanimously recommends that Transocean's shareholders vote "FOR" each of the Reclassification, the issuance of ordinary shares to GlobalSantaFe shareholders in the Merger and the amendment and restatement of Transocean's articles of association and memorandum of association, each of which are conditions to the Transactions.

  The GlobalSantaFe board of directors recommends that GlobalSantaFe's shareholders vote "FOR" approval of the Merger, which is a condition to the Transactions.

Q.
What should I do if I want to change my vote?

A.
You can change your vote at any time before your proxy is voted at your shareholder meeting. You can do this in one of three ways:

•
you can send a written notice stating that you would like to revoke your proxy;

•
you can complete and timely submit a new proxy; or

•
if you are a holder of record, you can attend your meeting and vote in person.

  However, your attendance alone will not revoke your proxy.

  If you have instructed a broker to vote your shares, you must follow the procedure provided by your broker to change those instructions.

Q.
What if I plan to attend the shareholder meeting in person?

A.
We recommend that you submit your proxy anyway. If you are a holder of record, you may still attend your shareholder meeting and vote in person.

Q.
If my shares are held in "street name" by my broker, will my broker vote my shares for me without my instructions?

A.
We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. Your broker may not be able to vote your shares unless the broker receives appropriate instructions from you.

Q.
Should I send in my share certificates?

A.
No. After the Transactions are completed, we will send written instructions, including a letter of transmittal, which explains how to exchange GlobalSantaFe share certificates and old Transocean share certificates for new uncertificated Transocean shares and a check representing the applicable cash payment. Please do not send in any share certificates until you receive these written instructions and the letter of transmittal.

Q.
Will I receive certificates for the new Transocean shares?

A.
No. Transocean intends to implement a direct registration system for record holders at the closing of the Transactions under which all of the Transocean ordinary shares issued to record holders in the Transactions will be issued in uncertificated book-entry form rather than through share certificates. Holders of shares in street name through brokers or banks will continue to hold in street name unless other action is taken.

Q.
Whom do I call if I have questions about the meetings or the Transactions?

A.
Transocean's shareholders should contact either of the following:

  Transocean:

  Gregory S. Panagos
  Vice President, Investor Relations
  Transocean Inc.
  4 Greenway Plaza
  Houston, Texas 77046
  Fax: (713) 232-7001
  Phone: (713) 232-7500

  the Transocean proxy solicitor:

  D. F. King & Co., Inc.
  48 Wall Street, 22nd Floor
  New York, NY 10005
  Fax: (212) 269-2798
  Phone: (212) 269-5550
  or toll-free (800) 769-4414

  GlobalSantaFe's shareholders should contact either of the following:

  GlobalSantaFe:

  Richard Hoffman
  Vice President, Investor Relations
  GlobalSantaFe Corporation
  15375 Memorial Drive
  Houston, Texas 77079
  Fax: (281) 925-6398
  Phone: (281) 925-6000

  the GlobalSantaFe proxy solicitor:

  Georgeson Inc.
  17 State Street, 10th Floor
  New York, New York 10004

  Banks and brokers call collect:
  (212) 440-9800

  All others call toll-free:
  (888) 605-8352

SUMMARY

        This summary highlights selected information from this joint proxy statement. To understand the Transactions fully and for a more complete description of the legal terms of the Transactions, you should carefully read this entire joint proxy statement, including the annexes and the other documents to which we have referred in "Where You Can Find More Information" on page 170. We have included page references in this summary to direct you to more complete descriptions of the topics presented in this summary.

The Companies

Transocean Inc.
4 Greenway Plaza
Houston, Texas 77046
Phone: (713) 232-7500

        Transocean is a leading international provider of offshore contract drilling services for oil and gas wells. As of October 1, 2007, Transocean owned, had partial ownership interests in or operated 82 mobile offshore drilling units. As of this date, Transocean's fleet included 33 High-Specification semisubmersibles and drillships ("High-Specification Floaters"), 20 Other Floaters, 25 Jackups and four Other Rigs. Transocean also has four High-Specification Floaters under construction.

        Transocean's mobile offshore drilling fleet is considered one of the most modern and versatile fleets in the world. Transocean's primary business is to contract these drilling rigs, related equipment and work crews primarily on a daily rate (or "dayrate") basis to drill oil and gas wells. Transocean specializes in technically demanding segments of the offshore drilling business with a particular focus on deepwater and harsh environment drilling services. Transocean also provides additional services, including integrated services.

        For further information on Transocean, see "Business of Transocean" on page 135.

GlobalSantaFe Corporation
15375 Memorial Drive
Houston, Texas 77079
Phone: (281) 925-6000

        GlobalSantaFe is an offshore oil and gas drilling contractor, owning or operating a modern and diversified fleet of 59 marine drilling rigs, composed of 43 cantilevered jackup rigs, 11 semisubmersibles and three drillships, as well as two additional semisubmersibles that are operated for third parties under a joint venture agreement. GlobalSantaFe also has one semisubmersible rig under construction and has announced that it has entered into an agreement for the construction of an ultra-deepwater drillship. GlobalSantaFe provides offshore oil and gas contract drilling services to the oil and gas industry worldwide on a dayrate basis. GlobalSantaFe also provides oil and gas drilling management services on either a dayrate or completed-project, fixed-price (or "turnkey") basis, as well as drilling engineering and drilling project management services, and it participates in oil and gas exploration and production activities.

        For further information on GlobalSantaFe, see "Business of GlobalSantaFe" on page 136.

Transocean Worldwide Inc.
4 Greenway Plaza
Houston, Texas 77046
Phone: (713) 232-7500

        Transocean Worldwide Inc. is a direct wholly owned subsidiary of Transocean recently formed for the purpose of effecting the Merger.

The Shareholder Meetings (pages 38 and 42)

        The meeting of Transocean's shareholders will be held on November 9, 2007, at 1:00 p.m., Cayman Islands time, at the Grand Cayman Marriott, Grand Cayman, Cayman Islands.

        The meeting of GlobalSantaFe's shareholders will be held on November 9, 2007, at 1:00 p.m., Cayman Islands time, at the Grand Cayman Marriott, Grand Cayman, Cayman Islands.

        The record date for Transocean's shareholders entitled to receive notice of and to vote at Transocean's shareholder meeting was the close of business on October 1, 2007. On that date, approximately 290,802,547 Transocean ordinary shares were outstanding and entitled to vote at the meeting.

        The record date for GlobalSantaFe's shareholders entitled to receive notice of and to vote at GlobalSantaFe's shareholder meeting was the close of business on October 1, 2007. On that date, approximately 225,525,454 GlobalSantaFe ordinary shares were outstanding and entitled to vote at the meeting.

Transocean Votes Required for Approval of the Transocean Proposals (page 38)

        Each of the following Transocean proposals must be approved in order to complete the Transactions:

  •
  The affirmative vote of a majority in number of the Transocean ordinary shareholders present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the ordinary shares present and voting on the proposal, whether in person or by proxy, at the meeting is required to approve the Reclassification.

  •
  The proposal for the issuance of the Transocean ordinary shares in the Merger requires the affirmative vote of at least a majority of votes cast on the proposal, provided that the total number of votes cast on the proposal represents a majority of the votes entitled to be cast.

  •
  The proposal to amend and restate the memorandum of association and the articles of association of Transocean to, among other things, increase the maximum size of the board of directors, provide for certain corporate governance provisions during the two-year period following the completion of the Transactions and make technical, updating and other revisions requires the approval of holders of at least two-thirds of the votes cast on the proposal.

        As of September 14, 2007, Transocean directors and executive officers beneficially owned less than one percent of the outstanding Transocean ordinary shares, including outstanding options. These individuals have indicated that they intend to vote in favor of all of the Transocean proposals. In addition, Siem Industries, Inc., an affiliate of Kristian Siem, a director of Transocean, holds 1,423,720 Transocean ordinary shares. Siem Industries has indicated that it intends to vote its shares in favor of all of the Transocean proposals.

Recommendation to Transocean's Shareholders (page 54)

        Transocean's board of directors has approved the Reclassification, the issuance of Transocean ordinary shares in connection with the Merger, and the amendment and restatement of the memorandum of association and the articles of association of Transocean and recommends that the holders of Transocean ordinary shares vote "FOR" each of the Transocean proposals.

Opinion of Goldman, Sachs & Co. (page 58)

        On July 21, 2007, Goldman, Sachs & Co. ("Goldman Sachs") delivered its oral opinion (which was subsequently confirmed in writing) to the Transocean board of directors to the effect that, as of such date and based upon and subject to the factors and assumptions set forth therein, and after taking into consideration the Reclassification, in the aggregate the 0.4757 Transocean ordinary shares and the $22.46 in cash to be paid by Transocean in respect of each GlobalSantaFe ordinary share pursuant to the merger agreement was fair from a financial point of view to Transocean.

        The full text of the written opinion of Goldman Sachs is attached to this document as Annex B. You are encouraged to, and should, read the opinion in its entirety.

GlobalSantaFe Votes Required for Approval of the GlobalSantaFe Proposal (page 42)

        Under Cayman Islands law, the affirmative vote of a majority in number of the GlobalSantaFe ordinary shareholders present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the ordinary shares present and voting on the proposal, whether in person or by proxy, at a shareholders' vote mandated by the Grand Court of the Cayman Islands is required to approve the Merger. This vote will be conducted during the first part of the GlobalSantaFe shareholders' meeting.

        In order to complete the Transactions, GlobalSantaFe's articles of association require that the proposal must also be approved by a simple majority of the GlobalSantaFe shares casting votes on the proposal during a separate vote at which a quorum is present. This vote will be conducted immediately following the court-mandated vote at the GlobalSantaFe shareholders' meeting.

        As of September 14, 2007, GlobalSantaFe directors and executive officers beneficially owned less than one percent of the outstanding GlobalSantaFe ordinary shares, including outstanding options and stock appreciation rights. These individuals have indicated that they intend to vote in favor of the GlobalSantaFe proposal.

Recommendation to GlobalSantaFe's Shareholders (page 58)

        GlobalSantaFe's board of directors believes that the Merger is advisable and in the best interests of GlobalSantaFe and recommends that the holders of GlobalSantaFe ordinary shares vote "FOR" the GlobalSantaFe proposal.

Opinion of Lehman Brothers Inc. (page 67)

        In deciding to approve the Merger, GlobalSantaFe's board of directors received and considered the opinion of Lehman Brothers Inc. ("Lehman Brothers"), its financial advisor, that, as of the date of the opinion, the merger consideration to be offered to the GlobalSantaFe shareholders in the Merger is fair from a financial point of view to the holders of GlobalSantaFe ordinary shares. Lehman Brothers based its opinion on and delivered it subject to the assumptions, limitations and qualifications stated in the opinion.

        The full text of the written opinion of Lehman Brothers is attached as Annex C to this joint proxy statement. We encourage you to read the opinion carefully, as well as the description of the analyses and assumptions upon which the opinion was based.

Opinion of Simmons & Company International (page 74)

        In connection with the Merger, Simmons & Company International ("Simmons & Company") delivered a written opinion dated July 21, 2007, to the board of directors of GlobalSantaFe to the effect that, as of that date and based upon and subject to factors and assumptions set forth in its opinion, the merger consideration to be received by GlobalSantaFe's shareholders was fair to GlobalSantaFe's shareholders from a financial point of view. GlobalSantaFe's board of directors considered the opinion of Simmons & Company in deciding to approve the Merger.

        The full text of Simmons & Company's written opinion, dated July 21, 2007, is attached as Annex D to this joint proxy statement. Holders of GlobalSantaFe's ordinary shares are encouraged to read the opinion carefully in its entirety for a description of the procedures followed, assumptions made, matters considered and limitations on the scope of the review undertaken.

Overview of the Merger Agreement (page 115)

        The merger agreement is the document that governs the Transactions, although the Merger and Reclassification will be implemented by the schemes of arrangement. The merger agreement is attached as Annex A and the schemes of arrangement are attached as Annexes G and H to this joint proxy statement. We urge you to read these documents carefully.

        At the effective time of the Merger, GlobalSantaFe will merge with Transocean Worldwide Inc., a direct wholly owned subsidiary of Transocean ("Merger Sub"), by way of a scheme of arrangement qualifying as an amalgamation under Cayman Islands law, with Merger Sub being the surviving corporation.

        Immediately prior to the Merger, each outstanding ordinary share of Transocean will be reclassified by way of a scheme of arrangement under Cayman Islands law into 0.6996 Transocean ordinary shares and $33.03 in cash pursuant to the Reclassification.

        At the effective time of the Merger, each outstanding ordinary share of GlobalSantaFe will be exchanged for 0.4757 Transocean ordinary shares (after giving effect to the Reclassification) and $22.46 in cash.

        At the effective time of the Reclassification, each outstanding Transocean stock option will be adjusted in connection with the Transactions. Transocean deferred units and restricted shares will be exchanged for the same consideration for which each outstanding ordinary share of Transocean is exchanged in the Reclassification. However, the share consideration with respect to deferred unit and restricted share awards made between July 21, 2007 and the earlier of (1) the closing of the Transactions and (2) the termination of the merger agreement will remain subject to the vesting restrictions set forth in the applicable award agreement.

        At the effective time of the Merger, all outstanding GlobalSantaFe stock options and stock appreciation rights will be assumed by Transocean and converted into awards to receive Transocean ordinary shares. Each GlobalSantaFe restricted stock unit will be exchanged for the same consideration for which an ordinary share of GlobalSantaFe is exchanged in the Merger.

Conditions to the Transactions (page 128)

        The completion of the Transactions depends on a number of conditions, including the following:

  •
  the requisite approval of the shareholders of both parties shall have been obtained;

  •
  none of the parties shall be subject to any decree, order or injunction of a court of competent jurisdiction prohibiting the consummation of the Transactions;

  •
  no statute, rule or regulation shall have been enacted by any governmental entity prohibiting or making unlawful the consummation of the Merger or the Reclassification;

  •
  the New York Stock Exchange (the "NYSE") shall have authorized for listing the Transocean ordinary shares to be issued pursuant to the Transactions;

  •
  Transocean and GlobalSantaFe shall each be reasonably satisfied that all of the conditions to the funding under the financing commitments described under "Financing of the Transactions" shall have been satisfied by Transocean to provide at the effective time of the Reclassification and the Merger funds sufficient to enable Transocean to deliver the aggregate cash consideration payable in connection with the Transactions;

  •
  the receipt by Transocean and GlobalSantaFe from their respective tax counsel of opinions to the effect that, for U.S. federal income tax purposes, the Merger will be treated as a reorganization qualifying under section 368(a) of the Internal Revenue Code and, in the case of Transocean, that Transocean shareholders will recognize no income or gain in the Reclassification except with respect to cash received in the Reclassification;

  •
  the compliance by the parties with their respective covenants and agreements that the merger agreement requires them to perform;

  •
  the accuracy of the representations and warranties of the parties set forth in the merger agreement;

  •
  any waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") shall have expired or been terminated; and

  •
  in the event of any review by the U.K. Office of Fair Trading or the U.K. Secretary of State for Trade and Industry, receipt of indications reasonably satisfactory to Transocean and GlobalSantaFe that the Merger will not be referred to the Competition Commission of the United Kingdom or, if referred to the Competition

    Commission, that the Merger can proceed.

        Each of the following is also a condition to the completion of the Transactions:

  •
  expiration or termination of any mandatory waiting period under any applicable non-U.S. competition, antitrust or premerger notification laws;

  •
  absence of any claim, proceeding or action, whether pending or threatened in writing, by the government of the United States or the United Kingdom seeking to restrain, prohibit or rescind any transactions contemplated by the merger agreement or seeking to penalize a party for completing any such transaction; and

  •
  absence of a final or preliminary administrative order denying approval of or prohibiting the Merger under non-U.S. competition, antitrust or premerger notification laws;

and either the failure to observe such waiting period or such claim, proceeding or action or such order described in the preceding three bullet points is reasonably likely to require either Transocean or GlobalSantaFe to dispose of assets or limit its freedom of action, except for such dispositions or limits that, in the reasonable good faith judgment of both Transocean and GlobalSantaFe, do not and are not reasonably likely to have a material adverse effect on Transocean or GlobalSantaFe, materially impair the benefits or advantages Transocean or GlobalSantaFe expect to receive from the Merger and the transactions contemplated by the merger agreement or have a material adverse effect on the business plan or business strategy for the combined company.

Termination of the Merger Agreement (page 131)

        The merger agreement may be terminated by the mutual written consent of Transocean and GlobalSantaFe. In addition, either Transocean or GlobalSantaFe may terminate the merger agreement if:

  •
  the Transactions have not been consummated by July 21, 2008;

  •
  there is a failure to obtain the requisite approval of the shareholders of either company at a meeting of that company's shareholders; or

  •
  a court of competent jurisdiction or governmental entity has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions that has become final and nonappealable.

        The merger agreement may also be terminated by Transocean if:

  •
  GlobalSantaFe has breached any representation, warranty, covenant or agreement in the merger agreement, or any such representation or warranty has become untrue, in either case such that a condition to Transocean's and Merger Sub's obligations to consummate the Transactions would not be satisfied, and such breach is not curable, or, if curable, is not cured within 30 days after Transocean gives written notice of the breach to GlobalSantaFe;

  •
  the board of directors of GlobalSantaFe has made an adverse recommendation change and the requisite approval of the GlobalSantaFe shareholders has not yet been obtained; or

  •
  before obtaining the requisite approval of its shareholders, and subject to various other conditions, including giving notice and paying GlobalSantaFe a $300 million termination fee, Transocean enters into a binding definitive written agreement providing for the implementation of a transaction constituting a superior proposal for Transocean after the board of directors of Transocean determines in good faith after consultation with its outside legal and financial advisors that proceeding with the Transactions would be inconsistent with its fiduciary obligations.

        The merger agreement may also be terminated by GlobalSantaFe if:

  •
  Transocean or Merger Sub has breached any representation, warranty, covenant or agreement in the merger agreement, or any such representation or warranty has become untrue, in either case such that a condition to GlobalSantaFe's obligations to consummate the Merger would not be satisfied, and such breach is not curable, or, if curable, is not cured within 30 days after GlobalSantaFe gives written notice of the breach to Transocean;

  •
  the board of directors of Transocean has made an adverse recommendation change and the requisite approvals of the Transocean shareholders have not yet been obtained; or

  •
  before obtaining the requisite approval of its shareholders, and subject to various other conditions, including giving notice and paying Transocean a $300 million termination fee, GlobalSantaFe concurrently enters into a binding definitive written agreement providing for the implementation of a transaction constituting a superior proposal for GlobalSantaFe after the board of directors of GlobalSantaFe determines in good faith after consultation with its outside legal advisors and financial advisors that proceeding with the Merger would be inconsistent with its fiduciary obligations.

Termination Fees and Expenses (page 133)

        GlobalSantaFe will be required to pay a $300 million termination fee if the merger agreement is terminated:

  •
  by either party due to failure to obtain the requisite approval of GlobalSantaFe's shareholders, where:

  •
  the failure to obtain such approval occurs after the public disclosure of an acquisition proposal for GlobalSantaFe by a third party, and

  •
  prior to such failure, the board of directors of GlobalSantaFe determines that such acquisition proposal constitutes a superior proposal for purposes of providing information to, or entering into negotiations or discussions with, the party making such acquisition proposal;

  •
  by either party due to failure to obtain the requisite approval of GlobalSantaFe's shareholders, where the failure to obtain such approval was proximately caused by GlobalSantaFe's breach of its non-solicitation obligations or obligations to submit and recommend the Merger to its shareholders for approval;

  •
  by Transocean due to an adverse recommendation change of GlobalSantaFe in response to an acquisition proposal for GlobalSantaFe; or

  •
  by GlobalSantaFe in connection with a superior proposal for GlobalSantaFe.

        Transocean will be required to pay a $300 million termination fee if the merger agreement is terminated:

  •
  by either party due to failure to obtain the requisite approval of Transocean's shareholders, where:

  •
  the failure to obtain such approval occurs after the public disclosure of an acquisition proposal for Transocean by a third party, and

  •
  prior to such failure, the board of directors of Transocean determines that such acquisition proposal constitutes a superior proposal for purposes of providing information to, or entering into negotiations or discussions with, the party making such acquisition proposal;

  •
  by either party due to failure to obtain the requisite approval of Transocean's shareholders, where the failure to obtain such approval was proximately caused by Transocean's breach of its non-solicitation obligations or obligations to submit and recommend the Transactions to its shareholders for approval;

  •
  by GlobalSantaFe due to an adverse recommendation change of Transocean that was in response to an acquisition proposal for Transocean; or

  •
  by Transocean in connection with a superior proposal for Transocean.

        If the merger agreement is terminated by either party due to failure to obtain the requisite approval of a party's shareholders, and a termination fee is not otherwise payable upon such termination as described above, the party failing to obtain shareholder approval will be required to pay the termination fee where:

  •
  the failure to obtain such approval occurs after the public disclosure of an acquisition proposal by a third party for the party failing to obtain shareholder approval; and

  •
  within 12 months after such termination, the party failing to obtain shareholder approval or any of its subsidiaries enters into a definitive agreement providing for an acquisition proposal for such party or an acquisition proposal for such party is consummated.

        If the merger agreement is terminated by either party due to the failure to obtain one party's shareholder approval or due to an adverse recommendation change by a party, and no termination fee is otherwise required to be paid under the merger agreement, then the party failing to obtain shareholder approval or whose board of directors made the adverse recommendation change will reimburse the other party for its third party costs and expenses in connection with the Transactions, up to a maximum of $30 million.

No Solicitation (page 119)

        The merger agreement contains detailed provisions prohibiting either party from seeking an alternative transaction. These "no solicitation" provisions generally prohibit either party from taking any action to solicit a competing proposal. The merger agreement does not, however, prohibit either party or its respective board of directors from considering, and potentially recommending, an unsolicited written proposal from a third party.

Interests of Certain Persons in the Transactions (page 81)

        In considering the boards' recommendations, shareholders should be aware that some officers and directors of Transocean and GlobalSantaFe may have interests in the Transactions that are different from, or in addition to, those of shareholders generally:

  •
  Transocean's board of directors has, in consultation with GlobalSantaFe, designated seven current directors of Transocean to become members of Transocean's board of directors following the Transactions, GlobalSantaFe's board of directors has, in consultation with Transocean, designated seven current directors of GlobalSantaFe to become members of Transocean's board of directors following the Transactions, and Robert E. Rose, the current Chairman of GlobalSantaFe's board of directors, will become the Chairman of Transocean's board of directors following the Transactions;

  •
  Certain officers of Transocean and GlobalSantaFe will serve as executive officers of Transocean following the Transactions, including Robert L. Long, who will serve as Chief Executive Officer, and Jon A. Marshall, who will serve as President and Chief Operating Officer;

  •
  Outstanding options to purchase Transocean ordinary shares, deferred units and restricted ordinary shares, including options, deferred units and restricted shares held by officers and directors of Transocean, will become vested and, in the case of the options, exercisable, in connection with the Transactions;

  •
  Outstanding options to acquire GlobalSantaFe ordinary shares and stock-settled stock appreciation rights, or GlobalSantaFe SARs, will become vested and exercisable in connection with the Transactions and, following the Merger, will be exercisable for Transocean ordinary shares, and each outstanding GlobalSantaFe stock unit will be exchanged for the GlobalSantaFe merger consideration at the closing of the Transactions, including GlobalSantaFe options, SARs and stock units held by directors and executive officers of GlobalSantaFe;

  •
  Awards under Transocean's Performance Award and Cash Bonus Plan for the performance period prior to the consummation of the Transactions, including with respect to awards to officers of Transocean, will be deemed to be equal to the maximum amount of the awards that could have been earned assuming full attainment of the performance objectives for the applicable performance period;

  •
  GlobalSantaFe's cash-based performance awards, including those held by officers of GlobalSantaFe, will be deemed earned at the target level if the Merger is approved by the GlobalSantaFe shareholders in 2007;

  •
  Certain executive officers of Transocean who are participants under Transocean's Executive Change of Control Severance Benefit and who, within 24 months after the consummation of the Transactions, are terminated by Transocean without "cause" (as defined in the policy) or leave Transocean for "good reason" (as defined in the policy) will be entitled to receive benefits;

  •
  Certain executive officers of GlobalSantaFe who, within three years after the consummation of the Transactions, are terminated without cause or leave for good reason will be entitled to receive benefits under their severance agreements with GlobalSantaFe, which agreements are being assumed by Transocean; and

  •
  Transocean and GlobalSantaFe officers and directors will be indemnified by Transocean as a result of the Transactions.

Regulatory Matters (page 109)

        Transocean and GlobalSantaFe have made appropriate filings to obtain clearances of the Merger from governmental regulators, including competition and antitrust authorities in the United States, the United Kingdom and Brazil.

        We are working to obtain the required regulatory clearances. Although we have been granted early termination of the waiting period under the HSR Act, we have not yet received all of the required clearances. We estimate that we will receive regulatory clearances in sufficient time to complete the Transactions by the end of 2007. However, we can give no assurance as to when or whether these clearances will be obtained or the terms and conditions that these clearances may impose.

Accounting Treatment and Considerations (page 95)

        Transocean will account for the Reclassification as a reverse stock split and dividend. Transocean will account for the Merger using the purchase method of accounting with Transocean treated as the acquiror. As the accounting acquiror, Transocean's assets and liabilities will remain at historical amounts.

        In applying purchase accounting, Transocean will record the assets and liabilities of GlobalSantaFe at their estimated fair values at the closing date of the Transactions with the excess of the purchase price over the sum of such fair values recorded as goodwill. The purchase price is calculated using the estimated number of Transocean ordinary shares to be issued in the Merger using the average trading price of Transocean ordinary shares for a period of time immediately before and after the Merger was announced, plus estimated cash consideration to be paid to GlobalSantaFe shareholders based on the number of

GlobalSantaFe ordinary shares estimated to be outstanding at the time of the Merger and cash consideration of $22.46 per share, plus estimated direct Merger costs and expenses and plus the estimated fair value of GlobalSantaFe stock options and SARs to be assumed by Transocean.

        The estimated dividend to Transocean shareholders is calculated based on the number of Transocean ordinary shares estimated to be outstanding at the time of the Reclassification.

Material U.S. Federal Income Tax Consequences (page 96)

        Transocean expects that the Reclassification will be treated as a stock redemption for U.S. federal income tax purposes. Assuming the Reclassification is treated as a stock redemption, then a shareholder who, actually or constructively, owns no GlobalSantaFe ordinary shares at the time of the Reclassification and the Merger should generally recognize gain or loss in an amount equal to the difference between the cash received from Transocean and the tax basis of the shares considered to be redeemed. However, alternative tax treatments are possible.

        The Merger is expected to qualify as a reorganization under section 368(a) of the Internal Revenue Code for U.S. federal income tax purposes. Assuming it does so qualify, GlobalSantaFe shareholders will generally recognize gain (but not loss) in an amount equal to the lesser of the cash received by the shareholder and the excess, if any, of (1) the sum of the cash and the fair market value of the Transocean ordinary shares received by the shareholder over (2) the shareholder's tax basis in the GlobalSantaFe ordinary shares exchanged in the Merger. Under certain circumstances this gain could be taxable as a dividend to the extent of the shareholder's ratable share of available earnings and profits.

        Please refer to "The Transactions—Material U.S. Federal Income Tax Consequences," beginning on page 96 of this joint proxy statement for a description of the material U.S. federal income tax consequences of the Reclassification to Transocean shareholders and the Merger to GlobalSantaFe shareholders. Determining the actual tax consequences to you of the Reclassification or Merger may be complex and will depend on your specific situation. You are urged to consult your tax adviser for a full understanding of the tax consequences of the Reclassification or Merger to you.

No Appraisal Rights (page 114)

        Under applicable law, none of the shareholders of Transocean or GlobalSantaFe has any right to an appraisal of the value of their shares or payment for them in connection with the Transactions.

Listing of Transocean Ordinary Shares (page 114)

        Transocean will apply to list the ordinary shares to be issued in the Transactions on the New York Stock Exchange.

Comparison of Rights of Shareholders (page 160)

        The rights of Transocean ordinary shareholders and GlobalSantaFe ordinary shareholders are governed by the Companies Law of the Cayman Islands and the memorandum of association and articles of association of the respective company. When the Transactions are completed, Transocean ordinary shareholders and GlobalSantaFe ordinary shareholders will both be Transocean ordinary shareholders, and their rights will be governed by the Companies Law of the Cayman Islands and Transocean's amended and restated memorandum of association and amended and restated articles of association. See pages 160 through 165 for more specific information.

Market Price and Dividend Information (page 142)

        Transocean ordinary shares and GlobalSantaFe ordinary shares are both listed on the New York Stock Exchange. On July 20, 2007, the last trading day before we announced the Transactions, Transocean ordinary shares closed at $109.97 per share and GlobalSantaFe ordinary shares closed at $74.74 per share. On October 1, 2007, the most recent practicable date before the date of this joint proxy statement, Transocean ordinary shares closed at $114.21 per share and GlobalSantaFe ordinary shares closed at $77.35 per share. The market price of Transocean shares will fluctuate before and after the Transactions, but the consideration for Transocean and GlobalSantaFe shareholders in the Transactions is fixed. You should obtain current share price quotations for Transocean ordinary shares and GlobalSantaFe ordinary shares.

        GlobalSantaFe paid quarterly cash dividends of $0.225 per ordinary share from the first quarter of 2006 until the second quarter of 2007. Transocean does not generally pay cash dividends. Each of Transocean and GlobalSantaFe is prohibited from declaring cash dividends under the terms of the merger agreement. The bridge loan facility contains covenants that will restrict the combined company's ability to pay dividends during any period in which borrowings are outstanding. The new board of directors of Transocean will decide whether to pay quarterly cash dividends after the completion of the Transactions.

Transocean Selected Historical Financial Data

        The following table presents selected consolidated financial data for Transocean. Transocean derived the statement of operations data for each of the years in the five-year period ended December 31, 2006, and the balance sheet data as of December 31, 2006, 2005, 2004, 2003 and 2002, from its audited consolidated financial statements. Transocean derived the statement of operations data for the six months ended June 30, 2007 and 2006, and the balance sheet data as of June 30, 2007 and 2006, from its unaudited consolidated financial statements. Transocean prepared its unaudited consolidated financial statements on the same basis as its audited consolidated financial statements and included all adjustments, consisting of normal recurring adjustments, that Transocean considers necessary for a fair presentation of its financial position and results of operations for the unaudited periods. The historical financial information may not be indicative of Transocean's future performance. Results of operations for the six months ended June 30, 2007, may not be indicative of the results of operations that may be achieved for the entire year. The data should be read in conjunction with the sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in Transocean's Annual Report on Form 10-K for the year ended December 31, 2006, and in Transocean's Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, and Transocean's financial statements, related notes and other financial information incorporated by reference in this joint proxy statement.

	Six months ended June 30,		Years ended December 31,
	2007	2006	2006	2005(a)	2004(b)	2003	2002(c)
	(In millions, except per share data and percentages)
Statement of Operations Data:
Operating revenues	$2,762	$1,671	$3,882	$2,892	$2,614	$2,434	$2,674
Operating income (loss)	1,333	573	1,641	720	328	240	(2,310)
Income (loss) before cumulative effect of changes in accounting principles	1,102	455	1,385	716	152	18	(2,368)
Cumulative effect of changes in accounting principles	—	—	—	—	—	1	(1,364)
Net income (loss)	1,102	455	1,385	716	152	19	(3,732)
Basic earnings (loss) per share:
Income (loss) before cumulative effect of changes in accounting principles	$3.81	$1.40	$4.42	$2.19	$0.47	$0.06	$(7.42)
Cumulative effect of changes in accounting principles	—	—	—	—	—	—	(4.27)
Net income (loss)	$3.81	$1.40	$4.42	$2.19	$0.47	$0.06	$(11.69)
Diluted earnings (loss) per share:
Income (loss) before cumulative effect of changes in accounting principles	$3.67	$1.36	$4.28	$2.13	$0.47	$0.06	$(7.42)
Cumulative effect of changes in accounting principles	—	—	—	—	—	—	(4.27)
Net income (loss)	$3.67	$1.36	$4.28	$2.13	$0.47	$0.06	$(11.69)
Balance Sheet Data (at end of period):
Total assets	$12,149	$10,555	$11,476	$10,457	$10,758	$11,663	$12,665
Debt due within one year	18	95	95	400	19	46	1,048
Long-term debt	3,046	1,501	3,200	1,197	2,462	3,612	3,630
Total shareholders' equity	7,478	7,904	6,836	7,982	7,393	7,193	7,141
Dividends per share	—	—	—	—	—	—	$0.06
Other Financial Data:
Cash provided by operating activities	$1,261	$444	$1,237	$864	$600	$525	$939
Cash provided by (used in) investing activities	(717)	(73)	(415)	169	551	(445)	(45)
Cash used in financing activities	(566)	(534)	(800)	(1,039)	(1,174)	(820)	(533)
Capital expenditures(d)	755	276	876	182	127	494	141
Operating margin	48%	34%	42%	25%	13%	10%	n/m

"n/m" means not meaningful due to loss on impairments of long-lived assets.

(a)
In May 2005 and June 2005, respectively, Transocean completed a public offering and a sale of TODCO common stock pursuant to Rule 144 under the Securities Act (respectively referred to as the "May Offering" and the "June Sale"). After

  the May Offering, Transocean accounted for its remaining investment using the cost method of accounting. As a result of the June Sale, Transocean no longer owns any shares of TODCO's common stock. Transocean recorded a gain of $165 million in 2005 related to the disposition of TODCO shares.

(b)
Transocean consolidated TODCO in its financial statements as a business segment through December 16, 2004, and that portion of TODCO that Transocean did not own was reported as minority interest in its consolidated statements of operations and balance sheet. As a result of the conversion of the TODCO class B common stock into class A common stock, Transocean's ownership and voting interest declined to approximately 22%, and Transocean no longer consolidated TODCO in its financial statements but accounted for its remaining investment using the equity method of accounting. Transocean recorded a gain of $142 million, net of $167 million of non-cash charges, in 2004 related to the disposition of TODCO shares.

(c)
In 2002, in accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 142, Goodwill and Other Intangible Assets, Transocean recorded an impairment of goodwill in the amount of $2,876 million.

(d)
Capital expenditures are also included in "Cash provided by (used in) investing activities."

GlobalSantaFe Selected Historical Financial Data

        The following table presents selected consolidated financial data for GlobalSantaFe. GlobalSantaFe derived the statement of operations data for each of the years in the five-year period ended December 31, 2006, and the balance sheet data as of December 31, 2006, 2005, 2004, 2003 and 2002, from its audited consolidated financial statements. GlobalSantaFe derived the statement of operations data for the six months ended June 30, 2007 and 2006, and the balance sheet data as of June 30, 2007 and 2006, from its unaudited consolidated financial statements. GlobalSantaFe prepared its unaudited condensed consolidated financial statements on the same basis as its audited consolidated financial statements and included all adjustments, consisting of normal recurring adjustments, that GlobalSantaFe considers necessary for a fair presentation of its financial position and results of operations for the unaudited periods. The historical financial information may not be indicative of GlobalSantaFe's future performance. Results of operations for the six months ended June 30, 2007, may not be indicative of the results of operations that may be achieved for the entire year. The data should be read in conjunction with the sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in GlobalSantaFe's Annual Report on Form 10-K for the year ended December 31, 2006, and in GlobalSantaFe's Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, and GlobalSantaFe's financial statements, related notes and other financial information incorporated by reference in this joint proxy statement.

	Six months ended June 30,		Years ended December 31,
	2007	2006	2006	2005	2004	2003	2002
	(In millions, except per share data)
Statement of Operations:
Operating revenues	$1,977	$1,453	$3,313	$2,264	$1,724	$1,808	$1,870
Operating income	801	457	1,110	464	134	126	306
Income from continuing operations	711	411	1,006	423	32	114	262
Income from discontinued operations, net of tax effect(a)	6	—	—	—	112	15	16
Net income	717	411	1,006	423	144	129	278
Basic earnings per share:
Income from continuing operations	$3.11	$1.68	$4.19	$1.76	$0.13	$0.49	$1.12
Income from discontinued operations	0.02	—	—	—	0.48	0.06	0.07
Net income	$3.13	$1.68	$4.19	$1.76	$0.61	$0.55	$1.19
Diluted earnings per share:
Income from continuing operations	$3.06	$1.65	$4.13	$1.73	$0.13	$0.49	$1.11
Income from discontinued operations	0.03	—	—	—	0.48	0.06	0.07
Net income	$3.09	$1.65	$4.13	$1.73	$0.61	$0.55	$1.18
Balance Sheet Data (at end of period):
Total assets	$6,783	$6,165	$6,220	$6,222	$5,998	$6,150	$5,829
Debt due within one year(b)	2	9	9	10	361	10	2
Long-term debt(b)	746	560	639	574	586	1,231	942
Total shareholders' equity	5,170	4,914	4,847	4,958	4,466	4,328	4,234
Dividends per share	$0.450	$0.450	$0.900	$0.600	$0.225	$0.175	$0.130
Other Financial Data:
Cash provided by operating activities	$818	$411	$985	$591	$225	$400	$551
Cash provided by (used in) investing activities	(214)	(155)	(140)	(448)	14	(619)	(404)
Cash provided by (used in) financing activities	(292)	(487)	(1,071)	(188)	(344)	254	(48)
Capital expenditures(c)(d)	290	258	510	397	453	466	574
Operating margin	41%	31%	34%	20%	8%	7%	16%

(a)
In 2004, GlobalSantaFe sold its land drilling business for a total sales price of $317 million, recognizing a gain of $113 million, net of taxes. As a result of this sale, results of land drilling operations have been reclassified from contract drilling results to "Income from discontinued operations, net of tax effect" for all periods presented.

(b)
Includes capital lease obligations.

(c)
Capital expenditures are also included in "Cash provided by (used in) investing activities."

(d)
Capital expenditures include $11 million, $31 million, $14 million, $50 million, $64 million, $17 million and $19 million of capital expenditures related primarily to GlobalSantaFe's rig building program that had been accrued but not paid as of June 30, 2007 and 2006 and December 31, 2006, 2005, 2004, 2003 and 2002, respectively.

Selected Unaudited Pro Forma Condensed Combined Financial Information

        We have included the following unaudited pro forma condensed combined summary financial information only for the purposes of illustration, and it does not necessarily indicate what the operating results or financial position would have been if the Transactions had been completed at the dates indicated. Moreover, this information does not necessarily indicate what the future operating results or financial position of the combined company will be.

        You should read this unaudited pro forma condensed combined summary financial information in conjunction with the "Unaudited Pro Forma Condensed Combined Financial Statements" and the notes thereto beginning on page 143 and the historical consolidated financial statements of Transocean and GlobalSantaFe incorporated by reference in this joint proxy statement. This unaudited condensed pro forma combined statement of operations data does not reflect adjustments to reflect any cost savings or other operational efficiencies that may be realized as a result of the Transactions or any future merger-related restructuring or integration expenses.

	Six months ended June 30, 2007	Year ended December 31, 2006
	(in millions, except per share data)
Statement of Operations Data:
Operating revenues	$5,144	$7,911
Operating income	2,202	2,788
Income from continuing operations	1,387	1,473
Basic earnings per share	4.46	4.42
Diluted earnings per share	4.33	4.29
June 30, 2007
(in millions)
Balance Sheet Data:
Total assets	$33,793
Debt due within one year	15,018
Long-term debt	3,782
Total shareholders' equity	10,244

Unaudited Comparative Per Share Data

        The following table compares the earnings, cash dividends and book value per share data for Transocean and GlobalSantaFe on a historical, pro forma combined and per share equivalent basis.

        You should read the information below together with the historical financial statements and related notes incorporated by reference in this document and with the "Unaudited Pro Forma Condensed Combined Financial Statements" and related notes included elsewhere in this joint proxy statement. See "Where You Can Find More Information" on page 170. The unaudited pro forma data is for informational purposes only. The companies may have performed differently had they always been combined. You should not rely on the pro forma data as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Transactions.

			GlobalSantaFe
		Combined company unaudited pro forma per share data(b)
	Transocean historical per share data, as reported(a)		Historical per share data	Equivalent unaudited pro forma per share data(c)
Six months ended June 30, 2007 (unaudited):
Earnings per share from continuing operations:
Basic	$3.81	$4.46	$3.11	$2.12
Diluted	3.67	4.33	3.06	2.06
Dividends per share	—	—	0.45	—
Book value per share (at the end of the period)	$25.88	$33.05	$22.78	$15.37
Year ended December 31, 2006:
Earnings per share from continuing operations:
Basic	$4.42	$4.42	$4.19	$2.10
Diluted	4.28	4.29	4.13	2.04
Dividends per share	—	—	0.90	—

(a)
As a result of the Reclassification, Transocean will restate its historical shares outstanding and earnings per share in accordance with accounting principles generally accepted in the U.S. Restated shares outstanding will be calculated based on the reverse stock split ratio of 0.6996 for each share outstanding, in accordance with the merger agreement. Restated historical per share amounts are expected to be as follows:

	Six months ended June 30, 2007	Year ended December 31, 2006
Earnings per share:
Basic	$5.46	$6.32
Diluted	5.25	6.10
Book value per share (at the end of the period)	$36.99	N/A
(b)
The combined company's pro forma data includes the effect of the Transactions as described in the notes to the unaudited pro forma condensed combined financial statements.

(c)
The GlobalSantaFe equivalent unaudited pro forma per share data represents the combined company's unaudited pro forma per share data multiplied by the exchange ratio of 0.4757.

RISK FACTORS

        In addition to the other information contained in this joint proxy statement and the documents incorporated by reference, including, without limitation, Transocean's Annual Report on Form 10-K for the year ended December 31, 2006 and GlobalSantaFe's Annual Report on Form 10-K for the year ended December 31, 2006, you should carefully consider the following risk factors before you decide how to vote on the proposals.

Risks Relating to the Transactions

        The value of the Transocean ordinary shares to be received in the Transactions will fluctuate.

        The merger agreement does not contain any provisions for adjustment of the consideration and does not provide for rights of termination by either party based upon fluctuations in the market price of the Transocean ordinary shares before the completion of the Transactions. Because no adjustment will be made to the consideration, the market value of the Transocean ordinary share consideration to be received by Transocean and GlobalSantaFe shareholders in connection with the Transactions cannot presently be determined and will vary based upon the market price of Transocean ordinary shares at the time the Transactions are completed. These variations may be the result of:

  •
  changes in the business or results of operations of Transocean or GlobalSantaFe;

  •
  the prospects for the post-Transactions operations of the combined company;

  •
  the timing of completing, and market assessment of the likelihood of completing, the Transactions;

  •
  the worldwide supply/demand balance for oil and gas and the prevailing commodity price environment;

  •
  the level of drilling activity of Transocean's and GlobalSantaFe's customers;

  •
  competition in the offshore contract drilling industry;

  •
  regulatory considerations;

  •
  construction and commissioning risks associated with Transocean's and GlobalSantaFe's respective newbuild programs;

  •
  general stock market and economic conditions; and

  •
  other factors beyond the control of Transocean and GlobalSantaFe, including those described elsewhere in this "Risk Factors" section.

        GlobalSantaFe's shareholders are urged to obtain current market quotations for their shares and for Transocean ordinary shares.

        Failure to complete, or delays in completing, the Transactions could negatively impact the market price of the Transocean and GlobalSantaFe ordinary shares and financial results of Transocean and GlobalSantaFe.

        Completion of the proposed Transactions is subject to various conditions, including, among others, approval by shareholders of Transocean and GlobalSantaFe and obtaining regulatory clearances and financing sufficient to enable Transocean to deliver the cash consideration to the shareholders of Transocean and GlobalSantaFe payable by virtue of the Transactions. If these or other conditions are not satisfied or if there is a delay in the satisfaction of such conditions, then Transocean and GlobalSantaFe may not be able to complete the Transactions timely or at all, and such failure or delay may have other adverse consequences. If the Transactions are not completed or are delayed, Transocean and GlobalSantaFe will be subject to a number of risks, including:

  •
  the individual companies will not realize the expected benefits of the combined company;

  •
  the market price of the ordinary shares of Transocean and GlobalSantaFe may decline to the extent that the current market price of those shares reflects a market assumption that the Transactions will be completed;

  •
  some costs relating to the Transactions, such as certain financial advisor, legal and financing fees, must be paid even if the Transactions are not completed; and

  •
  in specified circumstances, if the Transactions are not completed, Transocean or GlobalSantaFe must pay the other either a termination fee of $300 million or up to $30 million in expense reimbursements.

        While the Transactions are pending, Transocean and GlobalSantaFe may experience diminished productivity due to the impact of the Transactions on their current and prospective employees, key management, customers, suppliers and business partners.

        Management of Transocean and GlobalSantaFe may be required to devote substantial time to activities related to the Transactions, which could otherwise be devoted to pursuing other beneficial business opportunities. Furthermore, current and prospective employees of Transocean and GlobalSantaFe may be uncertain about their future roles and relationships with the companies following the completion of the Transactions. This focus of management on the Transactions and employee uncertainty may also affect the productivity of Transocean and GlobalSantaFe or adversely affect each company's ability to attract and retain key management and employees.

        Customers and business partners may not be as willing to continue to do business with Transocean or GlobalSantaFe on the same or similar terms or may delay or defer decisions relating to their business relationships with Transocean or GlobalSantaFe pending the completion of the Transactions, which could materially and adversely affect each company's business and results of operations. In addition, the merger agreement generally restricts Transocean and GlobalSantaFe, without the other party's consent, from taking actions outside the ordinary course of business or from taking other specified actions until the Merger occurs or the merger agreement terminates. These restrictions may prevent Transocean and GlobalSantaFe from taking actions that each might otherwise consider beneficial.

        Until the Transactions are completed or the merger agreement is terminated, under certain circumstances, neither Transocean nor GlobalSantaFe will be able to enter into a merger or business combination with another party on favorable terms because of restrictions in the merger agreement.

        Unless and until the merger agreement is terminated, subject to specified exceptions (which are discussed in more detail under "The Merger Agreement"), Transocean and GlobalSantaFe are restricted from soliciting, initiating or knowingly encouraging any inquiry, proposal or offer for an alternative transaction with any person. Transocean and GlobalSantaFe may terminate the merger agreement and enter into an agreement with respect to a superior proposal only if specified conditions have been satisfied, including compliance by the terminating party in all material respects with these non-solicitation provisions, allowing the other party seven days (or five days with respect to any material revision) to propose an adjustment to the terms and conditions of the merger agreement and paying a $300 million termination fee. These restrictions could affect the structure, pricing and other terms proposed by other parties seeking to enter into an alternate transaction with Transocean or GlobalSantaFe and, as a result of these restrictions, neither Transocean nor GlobalSantaFe may be able to enter into an agreement with respect to an alternative transaction on more favorable terms without incurring potentially significant liability to the other.

        As a result of the Transactions, Transocean's overall debt level will increase, and it may lose the ability to obtain future financing and lose its competitive advantage.

        As a result of the Transactions, Transocean's overall debt level will increase from approximately $3.1 billion at June 30, 2007, to approximately $18.8 billion at such date on a pro forma basis after giving effect to the Transactions. After the completion of the Transactions, Transocean's level of debt and other obligations could have significant adverse consequences on the business and future prospects of the combined company, including the following:

  •
  the combined company may not be able to obtain financing in the future for working capital, capital expenditures, acquisitions, debt service requirements or other purposes;

  •
  less levered competitors could have a competitive advantage because they have lower debt service requirements; and

  •
  the combined company may be less able to take advantage of significant business opportunities and to react to changes in market or industry conditions than its competitors.

        Transocean may not be successful in refinancing the bridge loan facility, and the terms of any refinancing may not be favorable to Transocean.

        The bridge loan facility has a maturity of one year. Although Transocean expects to refinance this debt on more favorable terms after the Transactions, such refinancing is subject to conditions in the credit markets, which are currently volatile, and there can be no assurance that Transocean will be successful in refinancing the debt or that the terms of the refinancing will be favorable to Transocean, which could adversely affect the combined company's results of operations or financial condition.

        Transocean's overall debt level following the Transactions and/or its inability to refinance the bridge loan facility on favorable terms could lead the credit rating agencies to lower the corporate credit ratings of Transocean following the Transactions below currently expected levels and possibly below investment grade.

        Market conditions could prohibit Transocean from refinancing the bridge loan facility at favorable rates and terms, which could limit its ability to efficiently repay debt and could cause Transocean to maintain a high level of leverage or issue debt with unfavorable terms and conditions. This leverage level could lead the credit rating agencies to downgrade the credit ratings of Transocean following the Transactions below currently expected levels and possibly to non-investment grade levels. Such ratings levels could negatively impact current and prospective customers' willingness to transact business with Transocean. Suppliers may lower or eliminate the level of credit provided through payment terms when dealing with Transocean thereby increasing the need for higher levels of cash on hand, which would decrease Transocean's ability to repay the debt balances as the parties currently anticipate.

        The anticipated benefits of combining the companies may not be realized, and there may be difficulties in integrating the operations of Transocean and GlobalSantaFe.

        Transocean and GlobalSantaFe entered into the merger agreement with the expectation that the Transactions would result in various benefits, including, among other things, synergies, cost savings and operating efficiencies. See "The Transactions—Transocean's Reasons for the Transactions" and "The Transactions—GlobalSantaFe's Reasons for the Transactions." The combined company may not achieve these benefits at the levels expected or at all. If the combined company fails to achieve these expected benefits, the results of operations and the enterprise value of the combined company may be adversely affected.

        Prior to the consummation of the Transactions, Transocean and GlobalSantaFe will continue to operate as separate companies. The combined company may not be able to integrate the operations of Transocean and GlobalSantaFe without a loss of employees, customers or suppliers, a loss of revenues, an increase in operating or other costs or other difficulties. In addition, the combined company may not be able to realize the operating efficiencies, synergies, cost savings or other benefits expected from the Transactions. Any unexpected delays incurred in connection with the integration could have an adverse effect on the combined company's business, results of operations or financial condition.

        Transocean and GlobalSantaFe will incur significant transaction and merger-related integration costs in connection with the Transactions.

        Transocean and GlobalSantaFe expect to incur costs associated with consummating the Transactions and integrating the operations of the two companies of approximately $372 million. These costs include investment banking, financing, legal and accounting fees and expenses, SEC filing fees, printing expenses, mailing expenses and other related charges, severance and retention costs, change in control costs, and benefit plan harmonization costs. These amounts are preliminary estimates that are subject to change. A portion of these costs will be incurred regardless of whether the Transactions are completed.

        Some of the directors and executive officers of Transocean and GlobalSantaFe have interests in the Transactions that are different from the interests of the shareholders of Transocean and GlobalSantaFe.

        When considering the recommendation of the Transocean board of directors with respect to the Reclassification, the issuance of Transocean ordinary shares in the Merger and the amendment and restatement of Transocean's memorandum of association and articles of association, Transocean shareholders should be aware that some directors and executive officers of Transocean have interests in the Transactions that are different from, or in addition to, the interests of the shareholders of Transocean. These interests include (1) their designation as directors or officers of the combined company, (2) the fact that the completion of the Transactions will result in the acceleration of vesting of equity-based awards held by directors and executive officers and certain cash-based awards held by executive officers, (3) the fact that certain executive officers of Transocean are participants under Transocean's Executive Change of Control Severance Benefit that will entitle them to cash payments and other benefits if the Transactions are completed and their employment is terminated or if the executive resigns for good reason, as defined in the policy and (4) their indemnification by Transocean.

        When considering the recommendation of the GlobalSantaFe board of directors with respect to the Merger, GlobalSantaFe shareholders should be aware that some directors and officers of GlobalSantaFe have interests in the Transactions that are different from, or in addition to, the interests of the shareholders of GlobalSantaFe. These interests include (1) their designation as directors or executive officers of the combined company, (2) the fact that shareholder approval of the Merger or, in some cases, the completion of the Transactions, will result in the acceleration of vesting of equity-based awards held by directors and executive officers, (3) the fact that certain executive officers of GlobalSantaFe have entered into change of control agreements with GlobalSantaFe that will entitle them to cash payments and other benefits if the Transactions are completed and their employment is terminated or if the executive terminates his or her employment for good reason, as defined in the agreements, and (4) their indemnification by Transocean.

        Shareholders should consider these interests in conjunction with the recommendation of the directors of Transocean and GlobalSantaFe of approval of the Transactions. These interests have been described more fully in "The Transactions—Interests of Certain Persons in the Transactions."

        Transocean is subject to anti-takeover provisions.

        Transocean's articles of association contain provisions that could prevent or delay an acquisition of the company by means of a tender offer, a proxy contest or otherwise. These provisions may also adversely affect prevailing market prices for Transocean's ordinary shares. These provisions, among other things:

  •
  classify Transocean's board into three classes of directors, each of which will serve for staggered three-year periods;

  •
  provide that Transocean's board may designate the terms of any new series of preference shares;

  •
  provide that any shareholder who wishes to propose any business or to nominate a person or persons for election as director at any annual meeting may only do so if advance notice is given to the Secretary of Transocean;

  •
  provide that the exact number of directors on Transocean's board can be set from time to time by a majority of the whole board of directors and not by Transocean's shareholders, subject to a minimum of two and a maximum of 13, or 14 if the proposal to amend and restate Transocean's memorandum of association and articles of association is approved by shareholders of Transocean;

  •
  provide that directors can be removed from office only for cause, as defined in Transocean's articles of association, by the affirmative vote of the holders of the issued shares generally entitled to vote;

  •
  provide that any vacancy on the board of directors will be filled by the affirmative vote of the remaining directors and not by the shareholders;

  •
  provide that any action required or permitted to be taken by the holders of ordinary shares must be taken at a duly called annual or extraordinary general meeting of shareholders unless taken by written consent of all holders of ordinary shares;

  •
  provide that only a majority of the directors may call extraordinary general meetings of the shareholders;

  •
  limit the ability of the shareholders of Transocean to amend or repeal some provisions of Transocean's articles of association; and

  •
  limit transactions between Transocean and an "interested shareholder," which is generally defined as a shareholder that, together with its affiliates and associates, beneficially, directly or indirectly, owns 15% or more of Transocean's issued voting shares.

        Upon completion of the Transactions, in addition to the foregoing, the Transocean board of directors will be comprised of seven persons designated by Transocean and seven persons designated by GlobalSantaFe (or their replacements designated by the applicable group of directors) for two years after the date of the completion of the Transactions. Under the amended and restated articles of association of Transocean that will be in effect after the completion of the Transactions, at each annual general meeting held during the two years following the completion of the Transactions, each such director whose term expires during such period will be nominated for re-election (or another person selected by the applicable group of directors will be nominated for election) to the Transocean board of directors.

        See "Description of Share Capital of Transocean" beginning on page 154 and "Comparison of Rights of Shareholders" beginning on page 160.

Risks Relating to the Business of the Combined Company Following the Completion of Transactions

        The business of the combined company depends on the level of activity in the offshore oil and gas industry, which is significantly affected by volatile oil and gas prices and other factors.

        The combined company's business depends on the level of activity in oil and gas exploration, development and production in market sectors worldwide, with the U.S. and international offshore areas being the combined company's primary market sectors. Oil and gas prices and market expectations of potential changes in these prices significantly affect this level of activity. However, higher commodity prices do not necessarily translate into increased drilling activity since customers' expectations of future commodity prices typically drive demand for the combined company's rigs. Also, increased competition for customers' drilling budgets could come from, among other areas, land-based energy markets in Africa, Russia, other former Soviet Union States, the Middle East and Alaska. The availability of quality drilling prospects, exploration success, relative production costs, the stage of reservoir development and political and regulatory environments also affect customers' drilling campaigns. Worldwide military, political and economic events have contributed to oil and gas price volatility and are likely to do so in the future. Oil and gas prices are extremely volatile and are affected by numerous factors, including the following:

  •
  worldwide demand for oil and gas;

  •
  the ability of the Organization of Petroleum Exporting Countries ("OPEC") to set and maintain production levels and pricing;

  •
  the level of production in non-OPEC countries;

  •
  the policies of various governments regarding exploration and development of their oil and gas reserves;

  •
  advances in exploration and development technology; and

  •
  the worldwide military and political environment, including uncertainty or instability resulting from an escalation or additional outbreak of armed hostilities or other crises in the Middle East or other geographic areas or further acts of terrorism in the United States, or elsewhere.

        The combined company's industry will be highly competitive and cyclical, with intense price competition.

        The offshore contract drilling industry is highly competitive with numerous industry participants, none of which has a dominant market share. Drilling contracts are traditionally awarded on a competitive bid basis. Intense price competition is often the primary factor in determining which qualified contractor is awarded a job, although rig availability and the quality and technical capability of service and equipment may also be considered. Mergers among oil and natural gas exploration and production companies have reduced the number of available customers.

        This industry has historically been cyclical and is impacted by oil and gas price levels and volatility. There have been periods of high demand, short rig supply and high dayrates, followed by periods of low demand, excess rig supply and low dayrates. Changes in commodity prices can have a dramatic effect on rig demand, and periods of excess rig supply intensify the competition in the industry and often result in rigs being idle for long periods of time. The combined company may be required to idle rigs or enter into lower rate contracts in response to market conditions in the future.

        During prior periods of high utilization and dayrates, industry participants have increased the supply of rigs by ordering the construction of new units. This has typically resulted in an oversupply of drilling units and has caused a subsequent decline in utilization and dayrates, sometimes for extended periods of time. There are numerous high-specification rigs and jackups under contract for construction and mid-water semisubmersibles that are being upgraded to enhance their operating capability. The entry into service of these new and upgraded units will increase supply and could curtail a further strengthening of dayrates, or reduce them, as rigs are absorbed into the active fleet. Any further increase in construction of new drilling units would likely exacerbate the negative impact on utilization and dayrates. Lower utilization and dayrates in one or more of the regions in which the combined company will operate could adversely affect the combined company's revenues and profitability. Prolonged periods of low utilization and dayrates could also result in the recognition of impairment charges on certain classes of the combined company's drilling rigs or goodwill balance if future cash flow estimates, based upon information available to management at the time, indicate that the carrying value of these rigs, or the goodwill balance, may not be recoverable.

        The combined company's business involves numerous operating hazards.

        The combined company's operations will be subject to the usual hazards inherent in the drilling of oil and gas wells, such as blowouts, reservoir damage, loss of production, loss of well control, punch-throughs, craterings, fires and natural disasters such as hurricanes and tropical storms. The occurrence of these events could result in the suspension of drilling operations, damage to or destruction of the equipment involved and injury or death to rig personnel. The combined company will also be subject to personal injury and other claims of rig personnel as a result of its drilling operations. Operations also may be suspended because of machinery breakdowns, abnormal drilling conditions, failure of subcontractors to perform or supply goods or services, or personnel shortages. In addition, offshore drilling operations are subject to perils peculiar to marine operations, including capsizing, grounding, collision and loss or damage from severe weather. Damage to the environment could also result from the combined company's operations, particularly through oil spillage or extensive uncontrolled fires. The combined company may also be subject to property, environmental and other damage claims by oil and gas companies. The combined company's insurance policies and contractual rights to indemnity may not adequately cover losses, and it will not have insurance coverage or rights to indemnity for all risks.

        Consistent with standard industry practice, the combined company's clients generally assume, and indemnify it against, well control and subsurface risks under dayrate contracts. These are risks associated with the loss of control of a well, such as blowout or cratering, the cost to regain control or redrill the well and associated pollution. However, there can be no assurance that these clients will necessarily be financially able to indemnify the combined company against all these risks. Also, the combined company may be effectively prevented from enforcing these indemnities because of the nature of its relationship with some of its larger clients.

        Transocean has maintained and the combined company is expected to maintain broad insurance coverage, including coverage for property damage, occupational injury and illness, and general and marine third-party liabilities. Property damage insurance covers against marine and other perils, including losses due to capsizing, grounding, collision, fire, lightning, hurricanes and windstorms (excluding named storms in the U.S. Gulf of Mexico, for which we generally have no coverage), action of waves, punch-throughs, cratering, blowouts and explosion. However, the combined company may maintain large self-insured deductibles for damage to its offshore drilling equipment and third-party liabilities similar to Transocean's current coverage. Prior to the Transactions, Transocean has generally maintained a $125 million per occurrence insurance deductible on hull and machinery (subject to an aggregate annual deductible of $250 million), a $10 million per occurrence deductible on personal injury liability for crew claims ($5 million for non-crew claims) and a $5 million per occurrence deductible on third-party property damage. In addition to the per occurrence deductibles described above, Transocean also has an aggregate deductible of $50 million in the case of its personal injury liability and third-party property damage coverage that is applied to any occurrence in excess of the per occurrence deductible until the aggregate deductible is exhausted. These deductibles are significantly higher than those under GlobalSantaFe's current coverages. Transocean does not generally have coverage for losses due to hurricanes in the U.S Gulf of Mexico and war perils worldwide. Transocean generally insures all of its offshore drilling rigs against property damage, except for U.S Gulf of Mexico windstorm risk and war perils worldwide and subject to self-insured deductibles as described above; however, the amount of such insurance may be less than the related impact on enterprise value after a loss.

        The combined company's insurance coverage will not in all situations provide sufficient funds to protect it from all liabilities that could result from its drilling operations. The combined company's coverage will include annual aggregate policy limits. As a result, the combined company will retain the risk through self-insurance for any losses in excess of these limits. Although GlobalSantaFe currently maintains loss of hire coverage, the combined company may not carry insurance for loss of revenue and certain other claims may not be reimbursed by insurance carriers. Any such lack of reimbursement may cause the combined company to incur substantial costs. In addition, the combined company could decide to retain substantially more risk through self-insurance.

        Failure to obtain and retain key personnel could hurt the combined company's operations.

        The combined company will require highly skilled personnel to operate and provide technical services and support for its drilling units and drilling management services. Competition for the labor required for drilling operations, including for turnkey drilling and drilling management services businesses and construction projects, has intensified as the number of rigs activated, added to worldwide fleets or under construction has increased, leading to shortages of qualified personnel in the industry and creating upward pressure on wages and possibly higher turnover. If turnover increases, the combined company could see a reduction in the experience level of its personnel, which could lead to higher downtime and more operating incidents, which in turn could decrease revenues and increase costs. In response to these labor market conditions, Transocean and GlobalSantaFe are increasing efforts in their recruitment, training, development and retention programs as required to meet the combined company's anticipated personnel needs. If these labor trends continue, the combined company may experience further increases in costs or limits on operations.

        Labor costs and the operating restrictions under which the combined company will operate could increase as a result of collective bargaining negotiations and changes in labor laws and regulations.

        Some of the employees and contracted labor of Transocean and GlobalSantaFe work under collective bargaining agreements, and most of these employees and contracted labor work in the United Kingdom, Nigeria and Norway. Many of these represented individuals are working under agreements that are subject to salary negotiation in 2007. These negotiations could result in higher personnel expenses, other increased costs or increased operating restrictions. Additionally, the unions in the United Kingdom are seeking an interpretation of the Offshore Working Directive, which was recently extended to include U.K. offshore workers, that could result in higher labor costs and undermine the combined company's ability to obtain a sufficient number of skilled workers in the United Kingdom.

        Shipyard projects and other operations are subject to delays and cost overruns.

        Between them, Transocean and GlobalSantaFe have committed to a total of six deepwater newbuild rig projects and Transocean has committed to two Sedco 700-series rig upgrades. In addition, Transocean and GlobalSantaFe are independently discussing other potential newbuild opportunities with several of their respective oil and gas company clients. The combined company will also have a variety of other more limited shipyard projects at any given time. These shipyard projects are subject to the risks of delay or cost overruns inherent in any such construction project resulting from numerous factors, including the following:

  •
  shipyard unavailability;

  •
  shortages of equipment, materials or skilled labor;

  •
  unscheduled delays in the delivery of ordered materials and equipment;

  •
  engineering problems, including those relating to the commissioning of newly designed equipment;

  •
  work stoppages;

  •
  client acceptance delays;

  •
  weather interference or storm damage;

  •
  unanticipated cost increases; and

  •
  difficulty in obtaining necessary permits or approvals.

        These factors may contribute to cost variations and delays in the delivery of the combined company's upgraded and newbuild units and other rigs undergoing shipyard projects. Delays in the delivery of these units would result in delay in contract commencement, resulting in a loss of revenue to the combined company, and may also cause customers to terminate or shorten the term of the drilling contract for the rig pursuant to applicable late delivery clauses. In the event of termination of one of these contracts, the combined company may not be able to secure a replacement contract on as favorable terms.

        The operations of the combined company will also rely on a significant supply of capital and consumable spare parts and equipment to maintain and repair its fleet. It will also rely on the supply of ancillary services, including supply boats and helicopters. Recently, Transocean and GlobalSantaFe have experienced increased delivery times from vendors due to increased drilling activity worldwide and the increase in construction and upgrade projects, and have also experienced a tightening in the availability of ancillary services. Transocean is in the process of replacing its primary global logistics provider, which may result in delays and disruptions, and potentially increased costs, in some operations. Shortages in materials, delays in the delivery of necessary spare parts, equipment or other materials, or the unavailability of ancillary services could negatively impact the future operations of the combined company and result in increases in rig downtime, and delays in the repair and maintenance of its fleet.

        A loss of a major tax dispute or a successful challenge to the combined company's tax structure could result in a significant loss or in a higher tax rate on the combined company's worldwide earnings or both.

        The combined company will be a Cayman Islands company and also will operate through various subsidiaries around the world. The combined company's income taxes will be based upon the applicable tax laws and tax rates in effect in the countries in which it will operate and upon how it is structured in these countries. Its income tax returns will be subject to review and examination in such countries. The combined company will not recognize the benefit of income tax positions it believes are more likely than not to be disallowed upon challenge by a tax authority. If any tax authority successfully challenges the combined company's operational structure, intercompany pricing policies, the tax presence of key combined company entities in certain countries, or if the terms of certain income tax treaties are changed in a manner that is adverse to the combined company's structure, or if the combined company loses a material dispute in any country, particularly in the United States and Norway, its effective tax rate on its worldwide earnings could increase substantially and its financial results could be materially adversely affected.

        A change in tax laws, treaties or regulations, or their interpretation, of any country in which the combined company operates could result in a higher or lower tax rate on its worldwide earnings.

        The combined company will operate worldwide through its various subsidiaries in a number of countries throughout the world. Consequently, the combined company will be subject to tax laws, treaties and regulations in and between the countries in which it operates. A change in those tax laws, treaties or regulations could result in a higher or lower effective tax rate on the combined company's worldwide earnings.

        One such treaty is currently in the process of being renegotiated. This renegotiation will likely result in a change in the terms of the treaty that is adverse to the combined company's structure, which in turn would increase its effective tax rate, and such increase could be material. We are monitoring the progress of the treaty renegotiation with a view to determining what, if any, steps are appropriate to mitigate any potential negative impact. The combined company may not be able to fully, or partially, mitigate any negative impact of this treaty renegotiation or any other future changes in treaties.

        Various proposals have been made in recent years that, if enacted into law, could have an adverse impact on the combined company. Examples include, but are not limited to, proposals that would broaden the circumstances in which a non-U.S. company would be considered U.S. resident and a proposal that could limit treaty benefits on certain payments by U.S. subsidiaries to non-U.S. affiliates. Such legislation, if enacted, could cause a material increase in the combined company's tax liability and effective tax rate.

        The combined company's non-U.S. operations will involve additional risks not associated with its U.S. operations.

        The combined company will operate in various regions throughout the world, which may expose it to political and other uncertainties, including risks of:

  •
  terrorist acts, war and civil disturbances;

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  expropriation or nationalization of equipment; and

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  the inability to repatriate income or capital.

        The combined company will be protected to a substantial extent against loss of capital assets, but generally not loss of revenue, from most of these risks through indemnity provisions in its drilling contracts. Effective May 1, 2007, Transocean's assets are generally not insured against risk of loss due to perils such as terrorist acts, civil unrest, expropriation, nationalization and acts of war. Pollution and environmental risks generally are not totally insurable. If a significant accident or other event occurs and is not fully covered by insurance or an enforceable or recoverable indemnity from a client, it could adversely affect the combined company's consolidated financial position, results of operations or cash flows.

        Many governments favor or effectively require the awarding of drilling contracts to local contractors or require foreign contractors to employ citizens of, or purchase supplies from, a particular jurisdiction. These practices may adversely affect the combined company's ability to compete.

        The combined company's non-U.S. contract drilling operations will be subject to various laws and regulations in countries in which the combined company will operate, including laws and regulations relating to the equipment and operation of drilling units, currency conversions and repatriation, oil and gas exploration and development and taxation of offshore earnings and earnings of expatriate personnel. Governments in some foreign countries have become increasingly active in regulating and controlling the ownership of concessions and companies holding concessions, the exploration for oil and gas and other aspects of the oil and gas industries in their countries. In addition, government action, including initiatives by OPEC, may continue to cause oil or gas price volatility. In some areas of the world, this governmental activity has adversely affected the amount of exploration and development work done by major oil companies and may continue to do so.

        Another risk inherent in the combined company's operations is the possibility of currency exchange losses where revenues are received and expenses are paid in nonconvertible currencies. The combined company may also incur losses as a result of an inability to collect revenues because of a shortage of convertible currency available in the country of operation.

        Failure to comply with the U.S. Foreign Corrupt Practices Act could result in fines, criminal penalties, drilling contract terminations and an adverse effect on the combined company's business.

        In June 2007, GlobalSantaFe's management retained independent outside counsel to conduct an internal investigation of its Nigerian and West African operations, focusing on brokers who handled customs matters with respect to its affiliates operating in those jurisdictions and whether those brokers have fully complied with the U.S. Foreign Corrupt Practices Act ("FCPA") and local laws. GlobalSantaFe commenced its investigation following announcements by other oilfield service companies that they were independently investigating the FCPA implications of certain actions taken by third parties in respect of customs matters in connection with their operations in Nigeria, as well as another company's recently announced settlement implicating a third party handling customs matters in Nigeria. In each case, the customs broker was reported to be Panalpina Inc., whom GlobalSantaFe used to obtain temporary import permits for its rigs operating offshore Nigeria. GlobalSantaFe voluntarily disclosed its internal investigation to the U.S. Department of Justice (the "DOJ") and the U.S. Securities and Exchange Commission (the "SEC") and, at their request, has expanded its investigation to include the activities of its customs brokers in other West African countries and the activities of one customs broker worldwide. The investigation is focusing on whether the brokers have fully complied with the requirements of their contracts, local laws and the FCPA. GlobalSantaFe's legal representatives are keeping the DOJ and SEC apprised of the scope and details of their investigation and producing relevant information in response to their requests. The audit committee of GlobalSantaFe's board of directors has had unfettered access to the independent outside counsel, and the general counsel and outside counsel have provided periodic updates to the committee during its meetings and to the chairman of the committee between such meetings as circumstances warrant. Should the investigation not be concluded prior to the effective date of the Transactions, it is anticipated that the independent outside counsel will begin formally reporting directly to the audit committee of the combined company. GlobalSantaFe cannot predict at this time the ultimate outcome of the investigation, the effect of implementing any further measures that may be necessary to ensure full compliance with applicable laws or to what extent, if at all, it could be subject to fines, sanctions or other penalties.

        On July 25, 2007, Transocean's legal representatives met with the DOJ in response to a notice Transocean received requesting such a meeting regarding its engagement of Panalpina Inc. for freight forwarding and other services in the United States and abroad. The DOJ has informed Transocean that it is conducting an investigation of alleged FCPA violations by oil service companies who used Panalpina, Inc. and other brokers in Nigeria and other parts of the world. Transocean began developing an investigative plan which would allow it to promptly review and produce relevant and responsive information requested by the DOJ.

        Subsequently, Transocean expanded the investigation to include one of Transocean's agents for Nigeria. The investigation is being conducted by outside counsel who reports directly to the Audit Committee of Transocean's board of directors. The investigation has focused on whether the customs brokers and agent have fully complied with the terms of their respective agreements, the FCPA and local laws. Transocean has prepared and presented an investigative plan to the DOJ and has informed the SEC of the ongoing investigation. Transocean cannot predict the ultimate outcome of the investigation, the effect of implementing any further measures that may be necessary to ensure full compliance with applicable laws or to what extent, if at all, it could be subject to fines, sanctions or other penalties.

        The GlobalSantaFe and Transocean investigations include a review of amounts paid to and by customs brokers in connection with the obtaining of permits for the temporary importation of vessels and the clearance of goods and materials. These permits and clearances are necessary in order for GlobalSantaFe and Transocean to operate their vessels in certain jurisdictions. There is a risk that either GlobalSantaFe or Transocean may not be able to obtain import permits or renew temporary importation permits in West African countries, including Nigeria, in a manner that complies with the FCPA. As a result, either GlobalSantaFe or Transocean may not have the means to renew temporary importation permits for rigs located in the relevant jurisdictions as they expire or to send goods and equipment into those jurisdictions, in which event such company may be forced to terminate the pending drilling contracts and relocate the rigs or leave the rigs in these countries and risk permanent importation issues, either of which could have an adverse effect on their or the combined company's financial results. In addition, termination of drilling contracts could result in damage claims by customers.

        The combined company's operating and maintenance costs will not necessarily fluctuate in proportion to changes in operating revenues.

        The combined company's operating and maintenance costs will not necessarily fluctuate in proportion to changes in operating revenues. Operating revenues may fluctuate as a function of changes in dayrate. However, costs for operating a rig are generally fixed or only semi-variable regardless of the dayrate being earned. In addition, should the combined company's rigs incur idle time between contracts, the combined company typically will not de-man those rigs because it will use the crew to prepare the rig for its next contract. During times of reduced activity, reductions in costs may not be immediate as portions of the crew may be required to prepare rigs for stacking, after which time the crew members are assigned to active rigs or dismissed. In addition, as the combined company's rigs are mobilized from one geographic location to another, the labor and other operating and maintenance costs can vary significantly. In general, labor costs increase primarily due to higher salary levels and inflation. Equipment maintenance expenses fluctuate depending upon the type of activity the unit is performing and the age and condition of the equipment. Contract preparation expenses vary based on the scope and length of contract preparation required and the duration of the firm contractual period over which such expenditures are amortized.

        The combined company's drilling contracts may be terminated due to a number of events.

        The combined company's customers may terminate or suspend some of its term drilling contracts without paying a termination fee under various circumstances such as the loss or destruction of the drilling unit, downtime or impaired performance caused by equipment or operational issues, some of which will be beyond the combined company's control, or sustained periods of downtime due to force majeure events. Suspension of drilling contracts results in loss of the dayrate for the period of the suspension. If the combined company's customers cancel some of its significant contracts and the combined company is unable to secure new contracts on substantially similar terms, it could adversely affect the combined company's results of operations. In reaction to depressed market conditions, customers may also seek renegotiation of firm drilling contracts to reduce their obligations.

        The combined company will be subject to litigation that, if not resolved in its favor and not sufficiently insured against, could have a material adverse effect on the combined company.

        The combined company will be subject to a variety of litigation and may be sued in additional cases. Certain subsidiaries of GlobalSantaFe and, to a lesser extent, certain subsidiaries of Transocean, are named as defendants in numerous lawsuits alleging personal injury as a result of exposure to asbestos, silicosis, exposure to toxic fumes or other occupational diseases and medical issues that can remain undiscovered for a considerable amount of time. Some of these subsidiaries that have been put on notice of potential liabilities have no assets. Other subsidiaries are subject to litigation relating to environmental damage. GlobalSantaFe and Transocean cannot predict the outcome of these cases involving their respective subsidiaries or the potential costs to resolve them. Insurance may not be applicable or sufficient in all cases, insurers may not remain solvent, and policies may not be located. Suits against non-asset-owning subsidiaries have and may in the future give rise to alter ego or successor in interest claims against the combined company and its asset-owning subsidiaries to the extent a subsidiary is unable to pay a claim or insurance is not available or sufficient to cover the claims. To the extent that one or more pending or future litigation matters are not resolved in the combined company's favor and are not covered by insurance, a material adverse effect on the combined company's financial results and condition could result.

        Turnkey drilling operations expose the combined company to additional risks, which can adversely affect the combined company's profitability, because it assumes the risk for operational problems and the contracts are on a fixed-price basis.

        The combined company will conduct most of its drilling services under dayrate drilling contracts where the customer pays for the period of time required to drill or work over a well. However, GlobalSantaFe enters into, and, after the effective time, the combined company will enter into, a significant number of turnkey contracts each year. The combined company's compensation under turnkey contracts will depend on whether it successfully drills to a specified depth or, under some of the contracts, completes the well. Unlike dayrate contracts, where ultimate control is exercised by the customer, the combined company will be exposed to additional risks when serving as a turnkey drilling contractor because it makes all critical decisions. Under a turnkey contract, the amount of the combined company's compensation is fixed at the amount it bid to drill the well. Thus, the combined company will not be paid if operational problems prevent performance unless it chooses to drill a new well at its expense. Further, the combined company must absorb the loss if problems arise that cause the cost of performance to exceed the turnkey price. Given the complexities of drilling a well, it is not unusual for unforeseen problems to arise. The combined company will not generally be insured against risks of unbudgeted costs associated with turnkey drilling operations. By contrast, in a dayrate contract, the customer retains most of these risks. As a result of the additional risks the combined company will assume in performing turnkey contracts, costs incurred from time to time exceed revenues earned. Accordingly, in prior quarters, GlobalSantaFe incurred significant losses on certain of its turnkey contracts, and the combined company can expect that will continue to be the case in the future. Depending on the size of these losses, they may have a material adverse affect on the profitability of the combined company's turnkey drilling segment in a given period.

        Turnkey drilling operations are contingent on the combined company's ability to win bids and on rig availability, and the failure to win bids or obtain rigs for any reason may have a material adverse effect on the financial results of the combined company.

        The combined company's results of operations from its drilling management services segment may be limited by certain factors, including its ability to find and retain qualified personnel, to hire suitable rigs at acceptable rates, and to obtain and successfully perform turnkey drilling contracts based on competitive bids. The combined company's ability to obtain turnkey drilling contracts is largely dependent on the number of these contracts available for bid, which in turn is influenced by market prices for oil and natural gas, among other factors. Furthermore, the combined company's ability to enter into turnkey drilling contracts may be constrained from time to time by the availability of the combined company's or third-party drilling rigs. Constraints on the availability of rigs may cause delays in the combined company's drilling management projects and a reduction in the number of projects that the combined company can complete overall, which could have an adverse effect on the results of operations of the combined company's drilling management services business.

        Public health threats could have a material adverse effect on the combined company's operations and its financial results.

        Public health threats, such as the bird flu, Severe Acute Respiratory Syndrome, and other highly communicable diseases, outbreaks of which have already occurred in various parts of the world in which the combined company will operate, could adversely impact the combined company's operations, the operations of clients and the global economy, including the worldwide demand for oil and natural gas and the level of demand for the combined company's services. Any quarantine of personnel or inability to access the combined company's offices or rigs could adversely affect the combined company's operations. Travel restrictions or operational problems in any part of the world in which the combined company will operate, or any reduction in the demand for drilling services caused by public health threats in the future, may materially impact operations and adversely affect the combined company's financial results.

        Compliance with or breach of environmental laws can be costly and could limit the combined company's operations.

        The combined company's operations are subject to regulations controlling the discharge of materials into the environment, requiring removal and cleanup of materials that may harm the environment or otherwise relating to the protection of the environment. For example, as an operator of mobile offshore drilling units in navigable U.S. waters and some offshore areas, the combined company may be liable for damages and costs incurred in connection with oil spills related to those operations. Laws and regulations protecting the environment have become more stringent in recent years and may in some cases impose strict liability, rendering a person liable for environmental damage without regard to negligence. These laws and regulations may expose the combined company to liability for the conduct of or conditions caused by others or for acts that were in compliance with all applicable laws at the time they were performed. The application of these requirements or the adoption of new requirements could have a material adverse effect on the combined company's consolidated financial position, results of operations or cash flows.

        Transocean and GlobalSantaFe have generally been able to obtain some degree of contractual indemnification pursuant to which their clients agree to protect and indemnify them against liability for pollution, well and environmental damages; however, there is no assurance that the combined company can obtain such indemnities in all of its contracts or that, in the event of extensive pollution and environmental damages, its clients will have the financial capability to fulfill their contractual obligations to the combined company. Also, these indemnities may not be enforceable in all instances. In addition, the combined company may be effectively prevented from enforcing these indemnities because of the nature of its relationship with some of its larger clients.

        The combined company's ability to operate its rigs in the U.S. Gulf of Mexico could be restricted by governmental regulation.

        Hurricanes Ivan, Katrina and Rita caused damage to a number of rigs in the U.S. Gulf of Mexico fleet, and rigs that were moved off location by the storms may have damaged platforms, pipelines, wellheads and other drilling rigs during their movements. The Minerals Management Service of the

U.S. Department of the Interior ("MMS") has conducted hearings and is undertaking studies to determine methods to prevent or reduce the number of such incidents in the future. The MMS issued guidelines requiring jackup drilling rigs operating in the U.S. Gulf of Mexico to operate during hurricane season with a greater air gap between the hull of the rig and the water, effectively reducing the water depth in which the rigs can operate. The regulations also require operators to conduct more stringent subjective risk assessments of the soil conditions in which the rigs operate in order to increase the survivability of rigs in hurricane conditions. These regulations limit the areas in which particular jackup rigs can operate and expose operators to greater risk of a contracted rig not being able to operate at a specified location, and may reduce the marketability of certain rigs or generally decrease the demand for jackup rigs during hurricane season. In 2006, the MMS issued interim guidelines requiring that semisubmersibles operating in the U.S. Gulf of Mexico assess their mooring systems against stricter criteria. In 2007 additional guidelines were issued which impose stricter criteria, requiring rigs to meet 25-year storm conditions. Although all of the combined company's semisubmersibles currently operating in the U.S. Gulf of Mexico meet the 2007 requirements, these guidelines may negatively impact the combined company's ability to operate other of its semisubmersibles in the U.S. Gulf of Mexico in the future. Moreover, the MMS may issue additional regulations that could increase the cost of operations or reduce the area of operations for the combined company's rigs in the future, thus reducing their marketability. Implementation of additional MMS regulations may subject it to increased costs or limit the operational capabilities of its rigs and could materially and adversely affect its operations in the U.S. Gulf of Mexico.

  World political events could affect the markets for drilling services.

        World political events have resulted in military action in Afghanistan and Iraq and terrorist attacks and related unrest. Military action by the United States or other nations could escalate and further acts of terrorism may occur in the U.S. or elsewhere. Such acts of terrorism could be directed against companies such as the combined company. Such developments have caused instability in the world's financial and insurance markets in the past. In addition, these developments could lead to increased volatility in prices for crude oil and natural gas and could affect the markets for drilling services. Insurance premiums could increase and coverages may be unavailable in the future.

        U.S. government regulations may effectively preclude the combined company from actively engaging in business activities in certain countries. These regulations could be amended to cover countries where Transocean and GlobalSantaFe currently operate or where the combined company may wish to operate in the future.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

        This joint proxy statement and the documents incorporated by reference in this joint proxy statement contain both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include the information concerning possible or assumed future results of operations of Transocean and GlobalSantaFe, including statements about the following subjects:

  •
  benefits, effects or results of the Transactions,

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  cost reductions, operating efficiencies or synergies resulting from the Transactions,

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  operations and results after the Transactions,

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  integration of operations,

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  business strategies,

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  growth opportunities,

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  competitive position,

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  market outlook,

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  expected financial position,

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  expected results of operations,

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  future cash flows,

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  dividends,

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  financing plans,

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  budgets for capital and other expenditures,

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  timing and cost of completion of capital projects,

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  plans and objectives of management,

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  timing and timeline of the Transactions,

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  tax treatment of the Transactions,

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  accounting treatment of the Transactions,

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  transaction-related expenses,

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  performance of contracts,

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  outcomes of legal proceedings,

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  compliance with applicable laws,

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  adequacy of insurance, and

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  any other statements regarding future growth, future cash needs, future operations, business plans and future financial results, and any other statements that are not historical facts.

        Forward-looking statements in this joint proxy statement are identifiable by use of the following words and other similar expressions, among others:

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  "anticipate,"

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  "believe,"

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  "budget,"

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  "could,"

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  "estimate,"

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  "expect,"

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  "forecast,"

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  "intend,"

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  "may,"

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  "might,"

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  "plan,"

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  "predict,"

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  "project,"

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  "schedule," and

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  "should."

        The following factors could affect the future results of operations of Transocean or GlobalSantaFe and could cause those results to differ materially from those expressed in the forward-looking statements included in this joint proxy statement or incorporated by reference:

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  worldwide demand for oil and gas;

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  oil and gas prices;

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  the level of activity in offshore oil and gas exploration, development and production;

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  exploration success by producers;

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  competition and market conditions in the offshore contract drilling industry;

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  the ability to enter into and the terms of future drilling contracts;

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  delay or cost overruns on construction projects;

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  drilling contracts may be terminated due to a number of events, including many beyond our control;

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  risks of international operations and compliance with foreign laws;

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  compliance with or breach of environmental laws;

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  work stoppages by shipyard workers;

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  delays in construction projects, which in some cases may trigger the drilling contract customer's right to terminate the drilling contract for the unit under construction;

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  risks inherent in turnkey contracts;

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  the availability of qualified personnel;

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  labor relations and wage negotiations with unions;

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  operating hazards;

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  political and other uncertainties inherent in non-U.S. operations, including exchange and currency fluctuations;

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  compliance with the FCPA;

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  the impact of governmental laws and regulations;

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  the adequacy of sources of liquidity;

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  the availability of adequate insurance at a reasonable cost and risks of uninsured or self-insured losses;

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  changes in the tax laws;

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  the effect of litigation and contingencies;

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  fluctuations in the value of Transocean ordinary shares;

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  difficulties in integrating the operations of Transocean and GlobalSantaFe;

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  the anti-takeover provisions of Transocean's articles of association; and

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  the significant amount of debt of the combined company.

        The above factors are in addition to those factors discussed:

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  in this joint proxy statement under "Risk Factors" and "—Transocean Reasons for the Merger" and "—GlobalSantaFe Reasons for the Merger" subsections under "The Transactions" and elsewhere;

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  in the documents that Transocean incorporates by reference into this joint proxy statement, including in the "Risk Factors" sections of Transocean's Annual Report on Form 10-K for the year ended December 31, 2006, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007, and June 30, 2007, and subsequent SEC filings; and

  •
  in the documents that GlobalSantaFe incorporates by reference into this joint proxy statement, including in the "Risk Factors" sections of GlobalSantaFe's Annual Report on Form 10-K for the year ended December 31, 2006, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007, and June 30, 2007, and subsequent SEC filings.

        Any projection or estimate by Transocean or GlobalSantaFe that was furnished to their respective financial advisors, including those statements summarized herein, were made as of a date shortly before the date of the merger agreement and spoke only as of the date furnished and have not been updated. These estimates and projections were only intended to be used by such financial advisors for analysis of the Transactions and are not intended to provide guidance as to future results and should not be relied upon for that purpose.

        All subsequent written and oral forward-looking statements attributable to Transocean or GlobalSantaFe or to persons acting on their behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and neither Transocean nor GlobalSantaFe undertakes any obligation to publicly update or revise any forward-looking statements except as required by law.

THE TRANSOCEAN MEETING

        Transocean is furnishing this joint proxy statement to its shareholders in connection with the solicitation of proxies by Transocean's board of directors for use at a meeting of its shareholders to consider the Reclassification, the issuance of Transocean ordinary shares in the Merger and the amendment and restatement of Transocean's memorandum of association and articles of association. Transocean is first mailing this joint proxy statement and accompanying form of proxy to its shareholders beginning on or about October 5, 2007.

        The Transocean shareholders meeting is comprised of two parts held consecutively at the same location. The first part of the meeting is a vote of Transocean shareholders convened pursuant to an order of the Grand Court of the Cayman Islands (the "Grand Court") dated September 29, 2007, in respect of the Reclassification. The second part of the meeting is a general meeting of Transocean shareholders convened pursuant to the provisions of Transocean's articles of association in respect of the issuance of Transocean ordinary shares in the Merger and the amendment and restatement of Transocean's memorandum of association and articles of association. The enclosed proxy card will be used at both parts of the meeting. For purposes of this joint proxy statement, references to "the Transocean meeting" or "the meeting of Transocean shareholders" and similar terms refer to actions taken at either part of the meeting.

Time, Date and Place

        The meeting of Transocean shareholders will be held on November 9, 2007, at 1:00 p.m., Cayman Islands time, at the Grand Cayman Marriott, Grand Cayman, Cayman Islands.

Purpose of the Transocean Meeting

        At the meeting, Transocean's board of directors will ask the shareholders to vote to approve:

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  a reclassification by way of a scheme of arrangement pursuant to which each Transocean ordinary share will be reclassified as, and exchanged for, 0.6996 Transocean ordinary shares and $33.03 in cash;

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  the issuance, pursuant to the merger agreement, of Transocean ordinary shares in exchange for all of the then outstanding GlobalSantaFe ordinary shares at a ratio of 0.4757 Transocean ordinary shares (after giving effect to the Reclassification) and $22.46 in cash for each GlobalSantaFe ordinary share;

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  the amendment and restatement of Transocean's memorandum of association and articles of association as described under "The Transactions—Amendment and Restatement of Transocean's Memorandum of Association and Articles of Association"; and

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  any other matters that properly come before the meeting and any adjournments or postponements of the meeting.

        Transocean's board of directors has unanimously approved the Reclassification, the issuance of Transocean ordinary shares to GlobalSantaFe shareholders in the Merger, and the amendment and restatement of Transocean's memorandum of association and articles of association, and unanimously recommends that Transocean's shareholders vote "FOR" each proposal.

Record Date; Voting Rights; Vote Required for Approval

        The Transocean board has fixed the close of business on October 1, 2007, as the record date for the Transocean meeting.

        Only holders of record of Transocean ordinary shares on the record date are entitled to notice of and to vote at the meeting. You will not be the holder of record of shares that you hold in "street name." Instead, the depository (for example, Cede & Co.) or other nominee will be the holder of record of such shares.

        On the record date of the Transocean meeting, approximately 290,802,547 Transocean ordinary shares were issued and entitled to be voted at the meeting. Each Transocean ordinary share entitles the holder to one vote.

        The presence, in person or by proxy, of the holders of a majority of the outstanding Transocean ordinary shares is necessary to constitute a quorum at the meeting for purposes of proposals (2) and (3) below. Abstentions, proxies returned without instructions and broker non-votes will count in the determination of shares present at the meeting for purposes of determining the presence of a quorum. There is no formal quorum requirement in respect of proposal (1).

        Assuming the presence of a quorum for purposes of proposals (2) and (3) below, the following shareholder votes are required to approve the indicated proposals at the meeting.

Proposal		Vote "FOR" Required
(1)	Reclassification of the Transocean ordinary shares	•	a majority in number of the holders of the ordinary shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the ordinary shares present and voting on the proposal, whether in person or by proxy
(2)	Issuance of Transocean ordinary shares to GlobalSantaFe shareholders in the Merger	•	holders of shares representing at least a majority of votes cast on the proposal, provided that the total number of votes cast represents a majority of the votes entitled to be cast
(3)	Amendment and restatement of Transocean's memorandum of association and articles of association	•	holders of shares representing at least two-thirds of the votes cast on the proposal

        Proposal (1) must be approved by a majority in number of the holders of ordinary shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the ordinary shares present and voting on the proposal, whether in person or by proxy. For the purpose of calculating the "majority in number" requirement for the approval of proposal (1), each registered Transocean shareholder, present and voting in person or by proxy, will be counted as a single shareholder, regardless of the number of shares voted by that shareholder. If a registered Transocean shareholder elects to vote a portion of such holder's Transocean ordinary shares in favor of the proposal, and a portion against the proposal, then, subject to any reasonable objection that it may raise, that registered shareholder will be counted as one Transocean shareholder voting in favor of the proposal and as one Transocean shareholder voting against proposal (1), thereby effectively cancelling out that registered shareholder's vote for the purposes of the "majority in number" calculation.

        Approval of the proposals to approve the Reclassification, the issuance of Transocean ordinary shares to GlobalSantaFe shareholders in the Merger and the amendment and restatement of Transocean's memorandum of association and articles of association are conditions to the completion of the Transactions. These proposals, if approved, will be implemented only if the Transactions are completed.

        The directors and executive officers of Transocean have indicated that they intend to vote their shares in favor of all of the proposals. On the record date, directors and executive officers of

Transocean and their affiliates beneficially owned less than one percent of the outstanding Transocean ordinary shares. In addition, Siem Industries, Inc., an affiliate of Kristian Siem, a director of Transocean, holds 1,423,720 ordinary shares of Transocean. Siem Industries has indicated that it intends to vote its shares in favor of all of the proposals.

Proxies

        All ordinary shares of Transocean represented by properly executed proxies received at or prior to the Transocean meeting and not revoked will be voted in accordance with the instructions indicated in those proxies.

        A properly executed proxy that is returned without instructions as to the vote desired on any or all of the proposals will be voted "FOR" each proposal. If any other matters properly come before the meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies in accordance with his best judgment, unless authority to do so is withheld in the proxy.

        Transocean's shareholders may abstain on any or all of the proposals, by marking "ABSTAIN" with respect to any or all of the proposals.

        Under New York Stock Exchange rules, brokers who hold shares in street name for customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for "non-routine" matters. Proxies submitted by brokers without instructions from customers for these non-routine matters are referred to as "broker non-votes." Each of Transocean's proposals is a non-routine matter under NYSE rules.

        The following table shows the effect that a proxy without instructions, an abstention or a "broker non-vote" will have on the votes on Transocean's proposals.

Effect on Vote
Proposal		Proxy Without Instructions	Abstention	Broker Non-Votes
(1)	Reclassification of the Transocean ordinary shares	"FOR"	None(a)	None(a)
(2)	Issuance of Transocean ordinary shares to GlobalSantaFe shareholders in the Merger	"FOR"	None(b)	None(b)
(3)	Amendment and restatement of Transocean's memorandum of association and articles of association	"FOR"	None(c)	None(c)

(a)
An abstention or broker non-vote on this proposal has the effect of a vote not being cast with respect to the relevant shares in relation to the proposal. As a consequence, such shares will not be considered when determining whether the proposal has received the required approval by a majority in number of the holders of the Transocean ordinary shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the ordinary shares present and voting on the proposal, whether in person or by proxy.

(b)
As long as holders of shares representing a majority of the outstanding ordinary shares cast votes on this proposal, an abstention or broker non-vote on this proposal will not affect the voting on the proposal because the proposal requires the consent of shareholders, present and voting, entitled to exercise a majority of the votes cast. Otherwise, the effect of an abstention or broker non-vote is a vote "AGAINST" the proposal.

(c)
An abstention or broker non-vote on this proposal has the effect of a vote not being cast with respect to the relevant shares in relation to the proposal. As a consequence, such shares will not be considered when determining whether the proposal has received the required approval by holders of shares representing two-thirds of the votes cast on the proposal.

        A share with respect to which a shareholder is present in person or by proxy but abstains or is broker non-voted will be counted toward determining whether a quorum is present.

        Transocean's shareholders may use the accompanying proxy card if they are unable or do not wish to attend the meeting in person, or if they wish to have their shares voted by proxy even though they do attend the meeting. Transocean's shareholders may revoke a proxy before it is voted by:

  •
  delivering to the Secretary of Transocean at 4 Greenway Plaza, Houston, Texas 77046, before or at the meeting, a written notice revoking their proxy;

  •
  delivering a later-dated, executed proxy card relating to the same shares; or

  •
  if the person is a record holder, attending the meeting, notifying the Secretary and voting by ballot in person; however, if a Transocean shareholder of record attends the meeting but does not vote in person, that shareholder's proxy will still be voted.

        If you do not appoint a proxy and you do not vote at the meeting, you will still be bound by the outcome. You are therefore strongly urged to attend and vote at the meeting in person or by proxy.

        Transocean and GlobalSantaFe will equally share the expenses incurred in connection with the printing and mailing of this joint proxy statement. All other costs of solicitation of proxies from holders of Transocean's ordinary shares will be paid by Transocean. In addition to solicitation by mail, Transocean will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners, and Transocean will, upon request, reimburse those brokerage houses and custodians for their reasonable related expenses. Transocean has retained D.F. King & Co., Inc. for a fee of $17,500, plus expenses, to aid in the solicitation of proxies from Transocean shareholders and to verify certain records related to the solicitations. To the extent necessary in order to ensure sufficient representation at its meeting, Transocean or its proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. Transocean urges its shareholders to send in their proxies without delay.

        Transocean shareholders (including any beneficial owners of such shares that give voting instructions to a custodian or clearing house that subsequently votes on proposal (1)) who vote either for or against proposal (1) or who the Grand Court is satisfied have a substantial economic interest in the Transocean scheme of arrangement should note that they are entitled to appear in person or by counsel at the Grand Court hearing on November 20, 2007 at which Transocean will seek the sanction of the Reclassification. In addition, the Grand Court has wide discretion to hear from interested parties. Transocean has agreed that it will not object to the participation by any shareholder in the Grand Court hearing on the grounds that such person does not have a substantial economic interest in the relevant shares.

THE GLOBALSANTAFE MEETING

        GlobalSantaFe is furnishing this joint proxy statement to its shareholders in connection with the solicitation of proxies by GlobalSantaFe's board of directors for use at a meeting of its shareholders to consider the Merger. GlobalSantaFe is first mailing this joint proxy statement and accompanying form of proxy to its shareholders beginning on or about October 5, 2007.

        The GlobalSantaFe shareholders meeting is comprised of two parts held consecutively at the same location. The first part of the meeting is comprised of a vote of GlobalSantaFe's shareholders convened pursuant to an order of the Grand Court dated September 29, 2007, in respect of the Merger (the "GlobalSantaFe court-mandated vote"). Under Cayman Islands law, such a court-mandated vote is required in order to approve a scheme of arrangement such as the Merger. In addition, because GlobalSantaFe's articles of association require the separate approval of an amalgamation, such as the Merger, by GlobalSantaFe's shareholders, there will be another vote taken during the second part of the meeting to approve the Merger, which vote will be conducted in accordance with the requirements of an extraordinary general meeting of GlobalSantaFe shareholders under GlobalSantaFe's articles of association (the "GlobalSantaFe general vote"). Under Cayman Islands law, GlobalSantaFe must hold two separate votes on the proposal as described below. The enclosed proxy card or any proxy that a shareholder of record submits via the Internet or telephone will be used at both parts of the meeting. For purposes of this joint proxy statement, references to "the GlobalSantaFe meeting," "the meeting of GlobalSantaFe shareholders" or similar terms refer to actions taken at either the GlobalSantaFe court-mandated vote or the GlobalSantaFe general vote unless the context requires otherwise.

Time, Date and Place

        The meeting of GlobalSantaFe's shareholders will be held on November 9, 2007, at 1:00 p.m., Cayman Islands time, at the Grand Cayman Marriott, Grand Cayman, Cayman Islands.

Purpose of the GlobalSantaFe Meeting

        During each part of the meeting, GlobalSantaFe's board of directors will ask its shareholders to vote to approve:

  •
  the Scheme of Arrangement and Amalgamation in connection with the Agreement and Plan of Merger, dated as of July 21, 2007, attached as Annex H to this joint proxy statement, pursuant to which GlobalSantaFe would merge with a wholly-owned subsidiary of Transocean Inc. and each outstanding ordinary share of GlobalSantaFe would be exchanged for 0.4757 Transocean ordinary shares (after giving effect to the reclassification of Transocean's existing ordinary shares) and $22.46 in cash, the effect of which will be to transfer the assets, liabilities and undertaking of GlobalSantaFe to Merger Sub, conditional upon the completion of the Merger; and

  •
  any other matters that properly come before that part of the meeting and any adjournments or postponements thereof.

        GlobalSantaFe's board of directors has unanimously (with one director absent) approved the Merger and recommends that GlobalSantaFe's shareholders vote "FOR" the proposal.

Record Date; Voting Rights; Vote Required for Approval

        GlobalSantaFe has fixed the close of business on October 1, 2007, as the record date for the GlobalSantaFe meeting.

        Only holders of record of GlobalSantaFe ordinary shares on the record date are entitled to notice of and to vote at the GlobalSantaFe meeting. You will not be the holder of record of shares that you hold in "street name." Instead, the depository (for example, Cede & Co.) or other nominee will be the holder of record of such shares.

        On the record date, approximately 225,525,454 GlobalSantaFe ordinary shares were issued and entitled to be voted at the GlobalSantaFe meeting. Each GlobalSantaFe ordinary share entitles the holder to one vote.

        There is no formal quorum requirement in respect of the approval of the proposal in connection with the GlobalSantaFe court-mandated vote. The presence, in person or by proxy, of the holders of a majority of the outstanding GlobalSantaFe ordinary shares is necessary to constitute a quorum for purposes of the GlobalSantaFe general vote. Abstentions, proxies returned without instructions and broker non-votes will count in the determination of shares present at the GlobalSantaFe meeting for purposes of determining the presence of a quorum with respect to the GlobalSantaFe general vote.

        Assuming the presence of a quorum for purposes of the GlobalSantaFe general vote, the following votes are required to approve the proposal at the indicated part of the GlobalSantaFe meeting:

Part of Meeting		Vote "FOR" Required
(1)	First part—court-mandated vote	•	a majority in number of the holders of ordinary shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the ordinary shares present and voting on the proposal, whether in person or by proxy
(2)	Second part—general vote	•	holders of shares representing at least a majority of votes cast on the proposal, provided that the total number of votes cast represents a majority of the votes entitled to be cast

        Proposal (1) must be approved by a majority in number of the holders of ordinary shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the ordinary shares present and voting on the proposal, whether in person or by proxy. For the purpose of calculating the "majority in number" requirement for the approval of proposal (1), each registered GlobalSantaFe shareholder, present and voting in person or by proxy, will be counted as a single shareholder, regardless of the number of shares voted by that shareholder. If a registered GlobalSantaFe shareholder elects to vote a portion of such holder's GlobalSantaFe ordinary shares in favor of the proposal, and a portion against the proposal, then, subject to any reasonable objection that it may raise, that registered shareholder will be counted as one GlobalSantaFe shareholder voting in favor of the proposal and as one GlobalSantaFe shareholder voting against proposal (1), thereby effectively cancelling out that registered shareholder's vote for the purposes of the "majority in number" calculation.

        Approval of the proposal at both parts of the meeting is a condition to the completion of the Transactions, including the Merger.

        In connection with the GlobalSantaFe general vote, the vote of each joint holder of record, whether in person or by proxy, is required in order for such joint holder's vote to be counted. In connection with the GlobalSantaFe court-mandated vote, the vote of each joint holder of record, whether in person or by proxy, will be sufficient for such joint holder's vote to be counted.

        The directors and executive officers of GlobalSantaFe have indicated that they intend to vote their shares in favor of the proposal. On the record date, directors and executive officers of GlobalSantaFe and their affiliates beneficially owned less than one percent of the outstanding GlobalSantaFe ordinary shares.

Proxies

        All ordinary shares of GlobalSantaFe represented by properly executed proxies (including those given via the Internet or telephone) received in time to be voted at the GlobalSantaFe meeting and not revoked will be voted in accordance with the instructions indicated in those proxies.

        A properly executed proxy (including those given via the Internet or telephone) that is returned without instructions as to the vote desired on any or all of the proposals will be voted "FOR" the proposal at each part of the GlobalSantaFe meeting. If any other matters properly come before the meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies in accordance with his best judgment, unless authority to do so is withheld in the proxy.

        GlobalSantaFe's shareholders may abstain with respect to the proposal by marking "ABSTAIN."

        Under New York Stock Exchange rules, brokers who hold shares in street name for customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for "non-routine" matters. Proxies submitted by brokers without instructions from customers for these non-routine matters are referred to as "broker non-votes." The GlobalSantaFe proposal is a non-routine matter under NYSE rules.

        The following table shows the effect that a proxy without instructions, an abstention or a "broker non-vote" will have on the votes on the GlobalSantaFe proposal at each part of the GlobalSantaFe meeting:

Effect on Vote
	Part of Meeting	Proxy Without Instructions	Abstention	Broker Non-Votes
(1)	First part—court-mandated vote	"FOR"	None(a)	None(a)
(2)	Second part—general vote	"FOR"	None(b)	None(b)

(a)
For purposes of the GlobalSantaFe court-mandated vote, an abstention or broker non-vote on the proposal has the effect of a vote not being cast with respect to the relevant shares in relation to the proposal. As a consequence, such shares will not be considered when determining whether the proposal has received the required approval by a majority in number of the holders of the GlobalSantaFe ordinary shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the ordinary shares present and voting on the proposal, whether in person or by proxy.

(b)
For purposes of the GlobalSantaFe general vote, as long as holders of shares representing a majority of the outstanding ordinary shares are present and a majority of those shares present are voted in favor of this proposal, an abstention or broker non-vote on the proposal will not affect the voting on the proposal because the proposal requires the consent of GlobalSantaFe shareholders, present and voting, representing a majority of the votes cast. Otherwise, the effect of an abstention or broker non-vote is a vote "AGAINST" the proposal.

        A share with respect to which a shareholder is present in person or by proxy but abstains or is broker non-voted will be counted toward determining whether a quorum is present for purposes of the GlobalSantaFe general vote.

        GlobalSantaFe's shareholders may use the accompanying proxy card, or vote via the Internet or telephone as described on the enclosed proxy card, if they are unable or do not wish to attend the meeting in person, or if they wish to have their shares voted by proxy even though they do attend the meeting. GlobalSantaFe's shareholders may revoke a proxy before it is voted by:

  •
  delivering to the Secretary of GlobalSantaFe at GlobalSantaFe Corporation, 15375 Memorial Drive, Houston, Texas 77079, before the meeting, a written notice revoking their proxy;

  •
  delivering a later-dated, executed proxy card relating to the same shares, including with respect to proxies previously provided via the Internet or telephone; or

  •
  if the person is a record holder, attending the meeting, notifying the Secretary and voting by ballot in person; however, if a GlobalSantaFe shareholder of record attends the meeting but does not vote in person, that shareholder's proxy will still be voted.

        If you do not appoint a proxy and you do not vote at the meeting, you will still be bound by the outcome. You are therefore strongly urged to attend and vote at the meeting in person or by proxy.

        GlobalSantaFe shareholders of record will have the option to submit their proxy cards or voting instruction cards electronically via the Internet or telephone. GlobalSantaFe shareholders of record may submit their proxies:

  •
  by signing and returning the enclosed proxy card;

  •
  through the Internet by visiting a website established for that purpose at www.investorvote.com and following the instructions; or

  •
  by telephone by calling the toll-free number 1-800-652-VOTE (8683) in the United States, Canada and Puerto Rico on a touch-tone phone and following the recorded instructions.

        Transocean and GlobalSantaFe will equally share the expenses incurred in connection with the printing and mailing of this joint proxy statement. All other costs of solicitation of proxies from holders of GlobalSantaFe's ordinary shares will be paid by GlobalSantaFe. In addition to solicitation by mail, GlobalSantaFe will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners, and GlobalSantaFe will, upon request, reimburse those brokerage houses and custodians for their reasonable related expenses. GlobalSantaFe has retained Georegeson Inc. for a fee of $15,000, plus expenses, to aid in the solicitation of proxies from GlobalSantaFe shareholders and to verify certain records related to the solicitations. To the extent necessary in order to ensure sufficient representation at its meeting, GlobalSantaFe or its proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. GlobalSantaFe urges its shareholders to send in their proxies without delay.

        GlobalSantaFe shareholders (including any beneficial owners of such shares that give voting instructions to a custodian or clearing house that subsequently votes at the GlobalSantaFe court-mandated vote) who vote either for or against the proposal during the GlobalSantaFe court-mandated vote or who the Grand Court is satisfied have a substantial economic interest in the GlobalSantaFe scheme of arrangement should note that they are entitled to appear in person or by counsel at the Grand Court hearing on November 20, 2007 at which GlobalSantaFe will seek the sanction of the Merger. In addition, the Grand Court has wide discretion to hear from interested parties. GlobalSantaFe has agreed that it will not object to the participation by any shareholder in the Grand Court hearing on the grounds that such person does not have a substantial economic interest in the relevant shares.

THE TRANSACTIONS

Background of the Merger

        From time to time, the senior management of each of Transocean and GlobalSantaFe has engaged in preliminary discussions with other industry participants regarding the possibility of various business combination transactions. These discussions have been regularly reported to the boards of directors of Transocean and GlobalSantaFe, respectively. The boards of directors and management of Transocean and GlobalSantaFe have also from time to time reviewed possible strategic alternatives, including opportunities with other offshore drilling contractors, with the objective of further enhancing value for their respective shareholders.

        During 2005 and early 2006, Robert L. Long, the Chief Executive Officer of Transocean, and Jon A. Marshall, the President and Chief Executive Officer of GlobalSantaFe, discussed the possibility of various transactions involving the two companies, including the dispositions of certain drilling units from each company to the other company and a potential all stock business combination between the two companies. The parties decided not to pursue a business combination between the two companies at the time, primarily due to the inability of the parties to agree on financial terms of the transaction.

        During the summer of 2006, Messrs. Long and Marshall discussed their views regarding a potential business combination of the two companies; however, the parties were unable to agree on financial terms of the transaction and terminated discussions in early August 2006.

        From time to time until late September 2006, Mr. Marshall held several discussions with the chief executive officer of another offshore drilling company, referred to herein as Company A, regarding the possibility of a business combination between GlobalSantaFe and Company A.

        On September 15, 2006, Mr. Marshall renewed the dialogue with Mr. Long regarding the possibility of a business combination of the two companies and discussed possible management personnel and board representation of a combined company.

        On October 4, 2006, Mr. Long and Mr. Marshall met to discuss the potential business combination, including possible financial terms, the potential form of consideration to be paid (i.e., cash, Transocean ordinary shares or a combination thereof) and management of the combined company.

        On October 12, 2006, Transocean's management discussed these matters with the Transocean board of directors, which instructed management to further analyze a possible transaction. Following the board meeting, representatives of Transocean consulted with Goldman Sachs regarding an analysis of a potential combination of the two companies.

        In late October 2006, another offshore drilling company, referred to herein as Company B, delivered to GlobalSantaFe a letter which indicated an interest in engaging in a business combination transaction. Thereafter, senior management of GlobalSantaFe had several conversations with senior management of Company B regarding the possibility of combining the companies.

        In November 2006, the board of directors of GlobalSantaFe empowered the Nominating and Governance Committee to work with management in exploring the possibility of a sale of GlobalSantaFe to a private equity firm. The committee authorized members of senior management to hold preliminary discussions with two private equity groups. These discussions did not result in an offer from either private equity group. Also in November 2006, GlobalSantaFe engaged Lehman Brothers to advise the GlobalSantaFe board of directors with respect to an analysis of strategic alternatives.

        On December 6, 2006, Transocean formally engaged Goldman Sachs as its financial advisor in connection with a possible business combination with GlobalSantaFe.

        At a meeting of the board of directors of GlobalSantaFe held on December 7, 2006, GlobalSantaFe's senior management and Lehman Brothers reviewed with the board of directors of GlobalSantaFe various potential strategic alternatives, including possible business combinations with several competitors, including Transocean, a recapitalization and potential asset acquisitions.

        On December 7, 2006, at a Transocean board of directors meeting, management reviewed a potential business combination with GlobalSantaFe. The board discussed the potential combination and determined that the financial terms of the combination at the time were not compelling and concluded no transaction should be pursued at that time. Following the meeting, Mr. Long informed Mr. Marshall of the Transocean board's decision.

        In early February 2007, members of senior management of Company B again expressed to Mr. Marshall Company B's interest in acquiring GlobalSantaFe. Mr. Marshall advised Company B that he was not in a position to engage in discussions unless an acquisition proposal was made to GlobalSantaFe. Company B failed to make such an offer.

        Later in February of 2007, Mr. Marshall met with the chief executive officer of Company A to gauge Company A's interest in a business combination between the companies. The chief executive officer of Company A informed Mr. Marshall that the board of directors of Company A was not interested in pursuing a transaction.

        On February 26, 2007, GlobalSantaFe engaged Lehman Brothers in connection with the review by GlobalSantaFe of a business combination with Transocean. Thereafter, Lehman Brothers performed various financial analyses of a potential combination of Transocean and GlobalSantaFe under various structures and scenarios, including a possible GlobalSantaFe proposal to acquire Transocean.

        Subsequently, at the regularly scheduled March 2007 meeting of the board of directors of GlobalSantaFe, Mr. Marshall updated the board of directors of GlobalSantaFe on the discussions he had held since the last board meeting. In addition, management reviewed with the board the prospect of a leveraged acquisition of Transocean. Management also discussed further with the board the possibility of a leveraged recapitalization of GlobalSantaFe. Following the March 2007 board meeting, senior management of GlobalSantaFe, together with Skadden, Arps, Slate, Meagher & Flom LLP, GlobalSantaFe's outside counsel, and Lehman Brothers, continued to analyze a possible leveraged acquisition of Transocean.

        On March 21, 2007, Mr. Marshall again met with the chief executive officer of Company A, who reiterated that the board of directors of Company A was not interested in a transaction with GlobalSantaFe.

        On March 23, 2007, Messrs. Long and Marshall met and Mr. Marshall suggested that GlobalSantaFe was considering a proposal to acquire Transocean. Messrs. Long and Marshall also discussed other possible transaction scenarios, including a "merger of equals" stock transaction and an acquisition of GlobalSantaFe by Transocean.

        On March 29, 2007, Messrs. Long and Marshall met and Mr. Marshall asked if Transocean would be receptive to a cash offer by GlobalSantaFe to acquire Transocean. Mr. Long responded that if GlobalSantaFe made an offer, he would present it for consideration by the Transocean board at the regularly scheduled May 2007 board meeting.

        During April 2007, the senior management of GlobalSantaFe, together with Skadden and Lehman Brothers, continued to review the parameters of an offer for Transocean.

        Also during April 2007, Goldman Sachs began work on a financial analysis of a potential combination of Transocean and GlobalSantaFe under various structures and scenarios, including a possible GlobalSantaFe proposal to acquire Transocean. Transocean also consulted with Baker Botts L.L.P., Transocean's legal counsel, as to legal aspects relating to those matters.

        On May 1, 2007, the board of directors of GlobalSantaFe held a special meeting to review a possible acquisition of Transocean. At the meeting, Lehman Brothers reviewed the financial aspects of an acquisition of Transocean with the GlobalSantaFe board of directors, and representatives of Skadden reviewed with the board certain legal aspects of such an acquisition. Lehman Brothers also advised the GlobalSantaFe board with respect to the ability of GlobalSantaFe to obtain financing for an acquisition of Transocean. The GlobalSantaFe board authorized a proposal by GlobalSantaFe to acquire Transocean for $106 per share in cash.

        On May 7, 2007, at a meeting between Messrs. Long and Marshall, Mr. Robert Rose, Chairman of the Board of Directors of GlobalSantaFe, and Mr. J. Michael Talbert, Chairman of the Board of Directors of Transocean, GlobalSantaFe delivered a letter by which GlobalSantaFe proposed to acquire Transocean in an all cash transaction at a price of $106 per Transocean ordinary share, with the possibility of an equity component of the consideration representing up to 25% of the total consideration. The letter indicated a willingness to discuss Transocean's management contribution to, board representation for and the name of the combined company. At that time, the parties discussed the merits of a merger of equals transaction.

        On the same day, following that meeting, Mr. Long and other representatives of Transocean met with representatives of Goldman Sachs and Baker Botts at Goldman Sachs' offices to discuss GlobalSantaFe's proposal. At this meeting, Goldman Sachs discussed both GlobalSantaFe's proposal and the possibility of a stock and cash merger transaction that involved significant borrowing by the combined company.

        On May 10, 2007, Transocean's board of directors met and considered GlobalSantaFe's proposal. At the meeting, Goldman Sachs reviewed the financial aspects of the GlobalSantaFe proposal to acquire Transocean with Transocean's board of directors and representatives of Baker Botts and Walkers, Transocean's Cayman Islands legal counsel, advised the board regarding its fiduciary duties. Goldman Sachs also reviewed with the Transocean board other combination structures, including the possible stock and cash merger transaction that would return cash to Transocean shareholders. After discussion and consultation with its legal and financial advisors, the board determined not to pursue the proposal, and concluded that Transocean shareholders would be better served by Transocean instead continuing to pursue its strategic plan as an independent company.

        On May 12, 2007, Mr. Long responded to GlobalSantaFe's May 7, 2007 letter. He indicated that Transocean's board of directors had determined not to pursue the GlobalSantaFe proposal. Nevertheless, Mr. Long indicated that a combination of the two companies could provide significant strategic benefit and the potential for the creation of increased value for shareholders. During the conversation, Mr. Marshall suggested the possibility of a transaction structured as a merger of equals and noted that he thought such a transaction was achievable.

        On May 17, 2007, Mr. Long updated certain members of the Transocean board of directors regarding the potential business combination with GlobalSantaFe.

        On May 20, 2007, Messrs. Long and Talbert met with Messrs. Marshall and Rose. Messrs. Long and Talbert responded to Mr. Marshall's suggestion of a possible merger of equals transaction and indicated that Transocean's board of directors might consider such a transaction with an exchange ratio based on current market prices for each company's ordinary shares if each company's shareholders also received proportionate cash consideration funded by approximately $15 billion of borrowings. The parties also discussed the management and board of directors of the combined company, including management succession issues.

        On a May 21, 2007 board conference call, Mr. Long informed the Transocean board of directors of the prior day's meeting with the GlobalSantaFe representatives.

        On May 22, 2007, Transocean instructed Baker Botts to begin preparing a draft merger agreement.

        On May 25, 2007, Messrs. Long and Marshall met to discuss board representation and senior management positions of the combined company.

        Beginning the week of May 28, 2007, representatives of Goldman Sachs and representatives of Transocean had discussions regarding the possibility of affiliates of Goldman Sachs providing the financing required for the cash portion of the transaction. These discussions were subsequently extended to include GlobalSantaFe and Lehman Brothers as to the possibility of affiliates of Lehman Brothers also providing a portion of such required financing.

        On June 5, 2007, Messrs. Long and Marshall discussed by telephone potential board positions, board committee composition and the process for determining the market prices of each company's ordinary shares for purposes of establishing an exchange ratio based on those prices and whether the board of the combined company would have a vice chairman.

        In early June, Mr. Marshall again met with members of senior management of Company B. At that meeting, the Company B representatives informed Mr. Marshall that Company B was not interested in acquiring GlobalSantaFe, but would be willing to consider a sale of Company B to GlobalSantaFe.

        Subsequently, at the regularly scheduled June 2007 meeting of the board of directors of GlobalSantaFe, management, Skadden and Lehman Brothers updated the board of directors of GlobalSantaFe on the status of discussions with Transocean, as well as the opportunity to acquire Company B. In light of the GlobalSantaFe board's view of the greater benefits of the contemplated transaction with Transocean, GlobalSantaFe determined not to pursue an acquisition of Company B.

        On June 8, 2007, Messrs. Long and Marshall met and discussed representation on the combined company's board of directors, committee chairs, chairman and vice chairman of the board, management succession issues and the anticipated amount of a termination fee for the transaction. The parties were not able to reach agreement on these issues.

        On June 9, 2007, Messrs. Long and Marshall discussed these outstanding issues by telephone, but were again unable to reach a resolution.

        On June 21, 2007, Messrs. Long, Marshall, Talbert and Rose met to discuss and try to resolve the outstanding issues. During the meeting, they agreed to recommend to their respective boards of directors: (1) the exchange ratio would not include any premium and would be based on the closing price of each company's shares on the last trading day prior to signing the merger agreement, (2) Mr. Rose would serve as chairman of the board of the combined company, (3) Mr. Long would serve as Chief Executive Officer and Mr. Marshall would serve as President and Chief Operating Officer and (4) each company would have an equal number of board members and the right to designate a chairman for two of the four committees of the board of the combined company. During the meeting, they also confirmed the prior agreements to recommend to their respective board of directors, (a) the transaction would include at least a $15 billion aggregate cash payment to the companies' shareholders, (b) the name of the combined company would be Transocean Inc., (c) the corporate policies and procedures of Transocean immediately prior to the transaction would be the corporate policies and procedures of the combined company and (d) the corporate headquarters of Transocean would be the corporate headquarters of the combined company.

        On June 23, 2007, Baker Botts delivered a draft merger agreement and confidentiality and standstill agreement to GlobalSantaFe.

        On June 25, 2007, representatives of Skadden and Baker Botts discussed the terms of the confidentiality and standstill agreement.

        On June 26, 2007, representatives of Transocean and GlobalSantaFe and their respective financial and legal advisors met at the offices of Baker Botts and discussed the principal transaction terms, possible structures of the transaction, anticipated financing of the cash payment in the transaction, the process for each company to conduct due diligence and the anticipated process and timing for completing the transaction. During that meeting, the parties entered into a mutual confidentiality and standstill agreement. The parties set a target of July 21, 2007 as a possible date to execute a definitive merger agreement.

        On June 27, 2007, the board of directors of GlobalSantaFe held a special meeting, at which Mr. Marshall provided an update regarding the discussions with Transocean. From June 27, 2007, through July 21, 2007, representatives of GlobalSantaFe and Transocean and their respective legal and financial advisors negotiated the terms of the merger agreement, exchanged due diligence materials and met several times to discuss due diligence and financing matters.

        On July 20, 2007, the closing price of Transocean's ordinary shares was $109.97, and the closing price of GlobalSantaFe's ordinary shares was $74.74. Following the close of trading on that day, Mr. Long and Mr. Marshall agreed to recommend to their respective board of directors that in connection with the proposed Transactions each Transocean ordinary share be reclassified into 0.6996 Transocean ordinary shares and $33.03 in cash and each GlobalSantaFe ordinary share be exchanged in the Merger for 0.4757 Transocean ordinary shares and $22.46 in cash.

        On July 21, 2007, Transocean's board of directors met to consider the proposed Transactions. Transocean's management reviewed the strategic rationale and the anticipated benefits of the transaction to Transocean's shareholders, and presented an overview of the structure, terms and effects of the Transactions. Transocean's management also reviewed certain financial aspects of the Transactions and the results of the due diligence process. Representatives of Goldman Sachs reviewed with Transocean's board of directors the financial terms of the Transactions and presented certain financial analyses conducted with respect to the Transactions. Goldman Sachs then delivered its oral opinion (which was subsequently confirmed in writing) to the effect that, as of the date of the opinion and based upon and subject to the factors and assumptions set forth in the opinion, and after taking into account the Reclassification, in the aggregate the 0.4757 Transocean ordinary shares and the $22.46 in cash to be paid by Transocean in respect of each GlobalSantaFe ordinary share pursuant to the merger agreement was fair from a financial point of view to Transocean (see "—Opinion of Goldman, Sachs & Co."). Baker Botts and Walkers, Transocean's legal advisors, reviewed the terms of the proposed merger agreement and the fiduciary obligations of the board of directors relating to the transaction. Transocean's board unanimously approved the merger agreement and related amendments to the Transocean memorandum of association and articles of association and authorized the officers to enter into the merger agreement and related transactions.

        On July 21, 2007, the board of directors of GlobalSantaFe held a special meeting to consider further the strategic business combination between GlobalSantaFe and Transocean. At the meeting, GlobalSantaFe's management updated the board on the terms of the proposed transaction and the results of the due diligence process, and reviewed the strategic rationale and the anticipated benefits of the transaction to GlobalSantaFe's shareholders; and representatives of Skadden reviewed the terms of the proposed merger agreement and the fiduciary obligations of the board of directors when considering a strategic business combination with Transocean. Representatives of Lehman Brothers reviewed the financial terms of the Transactions and presented certain financial analyses conducted with respect to the Transactions, and each of Lehman Brothers and Simmons & Company rendered an oral opinion (as subsequently confirmed in writing in opinions dated July 21, 2007), that as of that date and based on and subject to the assumptions made, procedures followed, matters considered and limitations of review set forth in their respective opinions, the aggregate merger consideration to be received by GlobalSantaFe stockholders in the merger was fair from a financial point of view to such stockholders (see "—Opinion of Lehman Brothers Inc." and "—Opinion of Simmons & Company International"). Following discussions, the board of directors of GlobalSantaFe unanimously (with one director absent) approved the merger agreement, the merger, the other transactions contemplated by the merger agreement and resolved to recommend the approval and adoption by GlobalSantaFe's stockholders of the merger agreement.

        Following the board meetings, the merger agreement was finalized and on July 21, 2007, the parties signed the merger agreement. Both parties also signed the bridge loan facility commitment letters with affiliates of Goldman Sachs and Lehman Brothers. On July 23, 2007, Transocean and GlobalSantaFe issued press releases announcing the execution of the merger agreement.

Transocean's Reasons for the Transactions

        The Transocean board of directors believes that the Transactions will create value for its shareholders, expand and enhance the combined company's offshore drilling fleet and thus better position the combined company to address the growing and more technically challenging needs of its customers on a global basis, provide its customers with consistently high-quality service in all key offshore drilling areas of the world and create opportunities for its employees. At the same time, the Transactions will allow Transocean shareholders to receive $33.03 in cash for each Transocean ordinary share they own.

        In reaching its conclusion to approve the Transactions and recommend that Transocean's shareholders vote "FOR" the proposals, Transocean's board of directors consulted with members of management and its financial and legal advisors and considered many factors, including the following:

  Strategic Considerations

        The Transocean board of directors considered a number of factors pertaining to the strategic rationale for the Transactions as generally supporting its decision to enter into the merger agreement, including the following:

  •
  The Transactions will increase Transocean's presence in most major offshore operating areas, particularly in the Middle East, West Africa, the North Sea and South American jackup market sectors and other areas requiring heavy duty and harsh environment capabilities. The increased infrastructure in these areas should better enable the combined company to meet its customers' needs on a global basis.

  •
  The Transactions will increase the size and capability of Transocean's jackup fleet.

  •
  The Transactions will increase Transocean's ultra-deepwater and dynamic positioning capabilities.

  •
  The Transactions should strengthen the combined company's ability to serve customers in deepwater and heavy duty and harsh environment drilling. Both Transocean and GlobalSantaFe have technical expertise in deepwater drilling operations and in new rig construction programs. The two companies also share a history of technical leadership and innovative engineering in the offshore drilling industry.

  •
  As of July 21, 2007, the combined company would have a total contract revenue backlog of approximately $33 billion.

  •
  The cash payments in the Transactions will allow Transocean and GlobalSantaFe to provide substantial cash to their shareholders. Because the cash payments will be funded by borrowings, Transocean's board of directors believes the increased financial leverage will provide shareholders with the opportunity to realize an immediate cash benefit from the combined company's contract backlog and obtain increased benefits from improvements that might occur in the combined company's business. In addition, some shareholders may favor the increased financial leverage resulting from the Transactions.

  •
  The Transactions will enable Transocean to combine with GlobalSantaFe and pay partial cash consideration to GlobalSantaFe's shareholders, resulting in fewer shares being issued than would be issued in an all-stock transaction, and allow Transocean shareholders to retain more upside potential from improvements that might occur in the combined company's business than would be the case if GlobalSantaFe shareholders received only Transocean ordinary shares in the Merger.

  •
  Following the Transactions, the combined company will own, operate or manage 146 rigs, including five newbuilds currently under construction. The combined company will have an enhanced industry presence and a more diversified client base, and it will be better positioned, with an expanded resource base for training and developing personnel and accessing a more diverse talent pool, to meet its customers' needs and attract customers and qualified personnel.

  •
  The Transactions could enhance the company's position in the financial markets. The combined company would be the second largest oil services company based on equity capitalization as of the date of this joint proxy statement and could attract a broader group of large institutional investors, which may increase trading liquidity and create broader market visibility.

  •
  Completing the Transactions will significantly increase the combined company's debt level (the combined company's pro forma consolidated debt-to-total-capitalization ratio is 65% as of June 30, 2007, as compared to a historical 29% ratio for Transocean as a stand alone company on the same date). Due to the significance of the $33 billion revenue backlog of the combined company, Transocean expects that it will be able to complete the Transactions while preserving an investment grade rating.

  •
  Following the Transactions, the Transocean board expects potential net cost savings of between $100 million and $150 million per year to be achievable by 2010 through elimination of duplicative overhead costs and a reduction in insurance costs, partially offset by offshore harmonization costs that are expected to be incurred by the combined company.

  Financial Considerations

        The Transocean board also considered a number of financial factors pertaining to the Transactions as generally supporting its decision to enter into the merger agreement, including the following:

  •
  The Transocean board considered the presentation by and the opinion of Goldman Sachs dated as of July 21, 2007, to the effect that as of the date of the opinion and based upon and subject to the factors and assumptions set forth therein, and after taking into consideration the Reclassification, in the aggregate the 0.4757 Transocean ordinary shares and the $22.46 in cash to be paid by Transocean in respect of each GlobalSantaFe ordinary share pursuant to the merger agreement was fair, from a financial point of view, to Transocean. See "—Opinion of Goldman, Sachs & Co."

  •
  The Transocean board reviewed the tax considerations of the Transactions, including the expectation that the Transactions will be tax-free to Transocean and that Transocean shareholders will recognize no income or gain in the Transactions, except with respect to cash received in the Reclassification.

  Other Considerations

        The Transocean board also considered a number of additional factors as generally supporting its decision to enter into the merger agreement, including the following:

  •
  The Transocean board believed the two companies share a common business philosophy and culture.

  •
  The Transocean board considered the financial performance and condition, business operations and future prospects of Transocean and GlobalSantaFe.

  •
  The Transocean board considered the management composition of the combined company, which will include Robert L. Long as Chief Executive Officer.

  •
  The Transocean board considered the terms and conditions of the merger agreement, including the fact that the consideration for the Transocean and GlobalSantaFe shareholders is fixed, the covenants applicable to each party, the conditions to completion of the Transactions, including required regulatory clearances, the right of the parties to the merger agreement, under specified circumstances, to respond to, evaluate and negotiate with respect to other business combination proposals, the circumstances under which the merger agreement could be terminated and the size and impact of the termination fee associated with a termination.

  •
  The Transocean board considered the opportunities and alternatives available to Transocean if the Transactions were not to be undertaken and the risks, uncertainties and expense of that strategy.

  •
  The Transocean board considered the amount and terms of the bridge loan facility, the potential for the combined company to refinance that indebtedness on more favorable terms following the Transactions and the possibility that the combined company might not be successful in achieving that refinancing on terms currently anticipated.

  Risks

        The Transocean board also identified and considered a number of uncertainties, risks and other potentially negative factors, including the following:

  •
  The Transocean board considered the challenges and potential costs of combining and integrating the businesses, and the attendant risks of not achieving expected cost savings.

  •
  Although Transocean's management views the Reclassification as the economic equivalent of a $10 billion share repurchase, the Reclassification is expected to be treated as a reverse stock split and a $10 billion dividend for accounting purposes. If the Transocean standalone (assuming no Transactions are completed) estimated 2008 and 2009 earnings per share are adjusted to reflect the reverse stock split in a similar fashion to how historical earnings per share will be adjusted for U.S. generally accepted accounting principles, or GAAP, then the effect of the Transactions would be dilutive to both estimated earnings and cash flow per share. See "—Accounting Treatment and Considerations" and "—Accretion and Dilution Issues."

  •
  The Transocean board considered the required regulatory clearances to complete the Transactions and the risk that governmental authorities might seek to impose unfavorable terms and conditions on the required clearances (and that the Transactions may not be completed as a result of such terms and conditions) or that such clearances may not be obtained at all. The Transocean board further considered the potential length of the regulatory clearance process and the period of time Transocean may be subject to the merger agreement without assurance that the process will be completed.

  •
  The Transocean board considered the interests of the officers and directors of Transocean and GlobalSantaFe in the Transactions that are different from or in addition to the interests of other shareholders, including the matters described under "—Interests of Certain Persons in the Transactions."

  •
  The Transocean board considered the diversion of management focus and resources from other strategic opportunities and from operational matters while working to implement the Transactions.

        The Transocean board also considered certain risks of GlobalSantaFe's business and operations, including the risks described in the "Risk Factors" section in GlobalSantaFe's Annual Report on Form 10-K and other filings with the SEC and in this joint proxy statement. Based on the due diligence process, the Transocean board determined that these risks were manageable as part of the ongoing business of the combined company.

        In determining that the Transactions were advisable and in the best interests of Transocean's shareholders, the board of directors of Transocean considered the enumerated factors as a whole and did not quantify or otherwise assign relative weights to the different factors. The Transocean board of directors views its recommendation as being based on the totality of the information presented to and considered by it. Individual directors may have given different weights to different factors. Moreover, the foregoing discussion of the reasons for the Transactions is not intended to be exhaustive.

Recommendations of Transocean's Board of Directors

        For the reasons discussed, Transocean's board of directors has determined that the merger agreement and the transactions contemplated by the merger agreement are advisable and in the best interests of Transocean and its shareholders, has unanimously approved the merger agreement and the transactions contemplated by the merger agreement, and recommends that shareholders vote "FOR" approval of the Reclassification, the issuance of ordinary shares to the shareholders of GlobalSantaFe in the Merger and the amendment and restatement of Transocean's memorandum of association and articles of association.

GlobalSantaFe's Reasons for the Transactions

        The board of directors of GlobalSantaFe believes that the expanded and enhanced drilling fleet of the combined company will better position it to address the growing and more technically challenging needs of its customers on a global basis and provide its customers with consistently high quality service in all key drilling areas of the world. The GlobalSantaFe board of directors believes that the combined company will be a premier worldwide contract driller with the breadth and depth necessary to compete in today's international oil and natural gas drilling marketplace.

        In reaching its conclusion to approve the Merger and recommend that GlobalSantaFe shareholders vote "FOR" the proposals, GlobalSantaFe's board of directors consulted with members of management and GlobalSantaFe's legal and financial advisors and considered many factors, including the following:

  Strategic Considerations

        The GlobalSantaFe board of directors considered a number of factors pertaining to the strategic rationale for the Merger as generally supporting its decision to enter into the merger agreement, including the following:

  •
  Its belief that the similar operating philosophies and cultures of the two companies will assist in integration of the companies and enhance customer service going forward.

  •
  The broader customer base of the combined company provided by Transocean's close relationship with certain national oil companies with which GlobalSantaFe has not traditionally conducted business.

  •
  Its expectation that the combined company's significant combined expertise and resources for technology development and application, particularly with respect to its technical experience in deepwater drilling operation and in newbuild construction programs, will enhance the combined company's competitiveness and ability to serve customers.

  •
  Its expectation that the increased operational scale and scope, and geographic diversity, of the combined company will:

  •
  provide a more diversified revenue base,

  •
  enable the combined company to better meet its customers' needs on a global basis,

  •
  provide greater flexibility to deploy rigs into any market worldwide,

  •
  reduce the possible impact of future economic downturns in any single geographic area, and

  •
  provide regional economies of scale.

  •
  Its belief that the combined company will have a premier international drilling fleet in terms of technological capabilities, asset mix and incremental growth opportunities. In particular, the board considered that the combined company:

  •
  would have a higher portion of ultra-deepwater and deepwater rigs than GlobalSantaFe's existing fleet. The GlobalSantaFe board believes that the combined company should benefit from the earnings stability generally associated with longer-term and higher priced contracts typically associated with deepwater and ultra-deepwater projects;

  •
  would have five ultra-deepwater newbuild units under construction or subject to a firm commitment to build, all of which are already under contract for deployment following completion. The GlobalSantaFe board believes that these units will enhance the long-term organic growth prospects of the combined company with relatively low risk; and

  •
  would own, operate or manage more than 140 rigs, including five ultra-deepwater newbuild units, 69 semisubmersibles and drillships and 68 jackups.

  •
  Its belief that the combined company will offer greater career opportunities for its employees and provide an enhanced focus on career development.

  •
  Its expectation that the approximately $33 billion revenue backlog of the combined company, together with the greater financial strength of the combined company, will enable the combined company to make the cash payments to GlobalSantaFe shareholders as part of the merger consideration while allowing the combined company to retain the financial flexibility to invest for future growth.

  •
  Its belief that the financing of the aggregate $15 billion cash payment to shareholders of GlobalSantaFe and Transocean in connection with the Transactions will improve the capital structure for the combined company while delivering immediate value to the GlobalSantaFe shareholders.

  •
  The fact that combined company would be the second largest oil services company based on enterprise value as of the date of the board's approval of the Merger, and the GlobalSantaFe board's belief that this fact should help attract a broader group of large institutional investors, which could increase trading liquidity, create broader market visibility and allow for the possibility of an increased stock market valuation multiple, as well as facilitate the refinancing of the indebtedness incurred in connection with the Transactions.

  •
  Its expectation that the combined company will maintain an investment-grade rating as of the closing of the Merger, notwithstanding that the financing of the Transactions will significantly increase the outstanding debt of the combined company.

  •
  Its expectation that potential cost savings of between $100 million and $150 million per year are achievable by 2010 through elimination of duplicative insurance expense, overhead and redundant shore-based facilities and increased purchasing power in areas such as operating materials and supplies and capital equipment.

  Financial Considerations

        The GlobalSantaFe board also considered a number of financial factors pertaining to the Merger as generally supporting its decision to enter into the merger agreement, including the following:

  •
  The oral opinion delivered by Lehman Brothers on July 21, 2007, to the board of directors of GlobalSantaFe, which was subsequently confirmed in writing, that, as of that same date and based upon and subject to certain matters and qualifications stated in the opinion letter, from a financial point of view, the consideration to be offered to GlobalSantaFe's shareholders in the Merger is fair to such shareholders, as more fully described below under the caption "—Opinion of Lehman Brothers Inc."

  •
  The oral opinion delivered by Simmons & Company on July 21, 2007, to the board of directors of GlobalSantaFe, which was also confirmed in writing, to the effect that, as of that date and based upon and subject to factors and assumptions set forth in its opinion, the merger consideration to be received by GlobalSantaFe's shareholders was fair to GlobalSantaFe's shareholders from a financial point of view, as more fully described below under the caption "—Opinion of Simmons & Company International."

  •
  The amount and form of consideration to be received by the GlobalSantaFe shareholders in connection with the Merger.

  •
  In general, GlobalSantaFe shareholders will only be subject to tax to the extent of cash received.

  Other Considerations

        The GlobalSantaFe board also considered a number of additional factors as generally supporting its decision to enter into the merger agreement, including the following:

  •
  The governance structure of the combined company, including that:

  •
  The board of Transocean following the Transactions will be composed of 14 directors, seven of whom will be designated by GlobalSantaFe;

  •
  The chairman of the board of Transocean following the Transactions will be Robert E. Rose, the current chairman of the board of GlobalSantaFe, and the president and chief operating officer of Transocean following the Transactions will be Jon A. Marshall, the current president and chief executive officer of GlobalSantaFe; and

  •
  The membership on the committees of the board of directors of Transocean following the Transactions will be evenly allocated between former GlobalSantaFe directors and Transocean directors.

  •
  Information concerning the financial condition, results of operations, prospects and businesses of GlobalSantaFe and Transocean, including the respective companies' backlog, cash flows from operations, recent performance of its ordinary shares, as well as current industry, economic and market conditions.

  •
  Its review of possible opportunities and alternatives that could be available to GlobalSantaFe if the proposed combination with Transocean were not undertaken, including pursuing other growth opportunities and strategies, and the risks, uncertainties and expenses of those alternatives.

  •
  The terms and conditions of the merger agreement, including

  •
  The fact that the merger consideration is fixed;

  •
  The covenants applicable to each party;

  •
  The conditions to completion of the Merger, including receipt of required regulatory clearances and shareholder approvals;

  •
  The rights of the parties to the merger agreement, under specified circumstances, to respond to, evaluate and negotiate with respect to other acquisition proposals; and

  •
  The circumstances under which the merger agreement could be terminated and the size and impact of termination fees associated with a termination.

  Risks

        The GlobalSantaFe board also identified and considered a number of uncertainties, risks and other potentially negative factors, including the following:

  •
  The fact that certain executive officers and directors of GlobalSantaFe have interests in the Merger that are different from, or in addition to, the interests of the GlobalSantaFe shareholders, as more particularly described under "—Interests of Certain Persons in the Transactions—Interests of GlobalSantaFe Directors and Executive Officers in the Transactions."

  •
  The lack of a collar or floor on the exchange ratio to protect the minimum value of the ordinary shares of Transocean to be received by GlobalSantaFe shareholders if the value of Transocean's ordinary shares declines.

  •
  The challenges and potential costs of combining and integrating the businesses of GlobalSantaFe and Transocean, and the attendant risks of not achieving the expected cost savings.

  •
  The level of debt of the combined company.

  •
  The risk that the expected synergies and other benefits of the Merger might not be fully achieved or may not be achieved within the timeframes expected.

  •
  The possibility that regulatory or governmental authorities might seek to impose conditions on or otherwise prevent or delay the Merger (and that the Merger ultimately may not be completed as a result of conditions imposed by regulatory authorities or otherwise).

  •
  The risk that the Merger may not be completed and the possible adverse implications for investor relations, management credibility and employee morale in such event.

  •
  The risk that the completion of the Merger might be delayed, the potential impact of the restrictions under the merger agreement on GlobalSantaFe's ability to take certain actions during the period prior to the closing of the Merger (which may delay or prevent GlobalSantaFe from undertaking business opportunities that may arise pending completion of the Merger) and the potential for diversion of management and employee attention and for increased employee attrition during that period.

  •
  The GlobalSantaFe board of directors considered the risks to be assumed in the Merger in general, including the risks described under "Risk Factors."

        In determining that the Merger is in the best interest of GlobalSantaFe and its shareholders, the GlobalSantaFe board of directors considered the enumerated factors as a whole and did not quantify or otherwise assign relative weights to the different factors or determine that any factor was of particular importance. The GlobalSantaFe board of directors views its recommendation as being based on the totality of the information presented to and considered by it. The GlobalSantaFe board of directors considered all these factors and determined that these factors, as a whole, supported the conclusions and recommendations described below. Individual directors may have given different weights to different factors. Moreover, the foregoing discussion of the reasons for the Merger is not intended to be exhaustive.

        It should be noted that this explanation of the GlobalSantaFe board of directors' reasoning and all other information presented in this section is forward-looking in nature and, therefore, should be read along with the factors discussed under the heading "Cautionary Information Regarding Forward-Looking Statements."

Recommendation of GlobalSantaFe's Board of Directors

        GlobalSantaFe's board of directors has unanimously determined (with one director absent) that the merger agreement and the transactions contemplated thereby are advisable and are fair to, and in the best interests of, GlobalSantaFe and its shareholders, and recommends that its shareholders vote "FOR" the proposals.

Opinion of Goldman, Sachs & Co.

        Transocean retained Goldman Sachs as its financial advisor in connection with the Merger.

        In this capacity Goldman Sachs rendered its opinion to Transocean's board of directors that, as of July 21, 2007, and based upon and subject to the factors and assumptions set forth therein, and after taking into consideration the Reclassification, in the aggregate the 0.4757 Transocean ordinary shares and the $22.46 in cash to be paid by Transocean in respect of each GlobalSantaFe ordinary share pursuant to the merger agreement was fair from a financial point of view to Transocean.

        The full text of the written opinion of Goldman Sachs, dated July 21, 2007, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B and is incorporated by reference in this joint proxy statement. You should read the opinion in its entirety. Goldman Sachs provided its opinion for the information and assistance of Transocean's board of directors in connection with its consideration of the transactions contemplated by the merger agreement. The Goldman Sachs opinion is not a recommendation as to how any holder of Transocean ordinary shares should vote with respect to the Merger, the Reclassification or any other matter.

        In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

  •
  the merger agreement;

  •
  the annual reports to shareholders and the Annual Reports on Form 10-K of Transocean and GlobalSantaFe for the five fiscal years ended December 31, 2006;

  •
  certain interim reports to shareholders and Quarterly Reports on Form 10-Q of Transocean and GlobalSantaFe;

  •
  certain other communications from Transocean and GlobalSantaFe to their respective shareholders; and

  •
  certain internal financial analyses and forecasts for Transocean prepared by its management and certain financial analyses and forecasts for GlobalSantaFe prepared by the management of Transocean (the "Forecasts"), including certain cost savings and operating synergies projected by the management of Transocean to result from the Transactions (the "Synergies").

        Goldman Sachs also held discussions with members of the senior management of Transocean and GlobalSantaFe regarding their assessment of the strategic rationale for, and the potential benefits of, the Merger and the past and current business operations, financial condition and future prospects of their respective companies. In addition, Goldman Sachs:

  •
  reviewed the reported price and trading activity for Transocean ordinary shares and GlobalSantaFe ordinary shares;

  •
  compared certain financial and stock market information for GlobalSantaFe and Transocean with similar information for certain other companies the securities of which are publicly traded;

  •
  reviewed the financial terms of certain recent business combinations in the oilfield services industry specifically and in other industries generally; and

  •
  performed such other studies and analyses, and considered such other factors, as Goldman Sachs considered appropriate.

        Goldman Sachs relied upon and assumed, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial, accounting, legal, tax and other information provided to, discussed with or reviewed by it. In that regard, Goldman Sachs assumed with Transocean's consent that the Forecasts, including the Synergies, had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Transocean. In addition, Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of Transocean or GlobalSantaFe or any of their respective subsidiaries and Goldman Sachs was not furnished with any such evaluation or appraisal. Goldman Sachs also assumed that all governmental, regulatory or other consents or approvals necessary for the consummation of the Merger will be obtained without any adverse effect on Transocean or GlobalSantaFe or on the expected benefits of the Merger in any way meaningful to its analysis. Goldman Sachs' opinion did not address any legal, regulatory, tax or accounting matters.

        Goldman Sachs' opinion did not address the underlying business decision of Transocean to engage in the Transactions, or the relative merits of the Merger as compared to any strategic alternatives that may be available to Transocean, nor did Goldman Sachs express any opinion as to the Reclassification or the prices at which Transocean ordinary shares will trade at any time. Goldman Sachs' opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of, the date of the opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of the opinion.

        The following is a summary of the material financial analyses delivered by Goldman Sachs to the board of directors of Transocean in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs' financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before July 20, 2007, and is not necessarily indicative of current market conditions.

        Selected Companies Analysis.    Goldman Sachs reviewed and compared certain financial information for Transocean and GlobalSantaFe to corresponding financial information, ratios and public market multiples for the following publicly traded corporations in the offshore drilling industry:

  Diamond Offshore Drilling, Inc. ("DO")
  Ensco International Incorporated ("ESV")
  Noble Corporation ("NE")

Each of these companies is referred to as a "Selected Company."

        Although none of the Selected Companies is directly comparable to Transocean or GlobalSantaFe, the companies included were chosen because they are publicly traded companies with operations that for purposes of analysis may be considered similar to certain operations of Transocean and GlobalSantaFe.

        Goldman Sachs calculated and compared various financial multiples and ratios for the Selected Companies, Transocean and GlobalSantaFe based on information that it obtained from public filings and estimates from the Institutional Brokers Estimate System, or IBES, with respect to the Selected Companies, Transocean and GlobalSantaFe:

  •
  ratios of current enterprise value (computed by adding market capitalization as of July 20, 2007, and outstanding debt as of March 31, 2007, and subtracting cash and cash equivalents as of March 31, 2007) to estimated calendar year 2007 earnings before interest, taxes, depreciation and amortization (which Goldman Sachs calls EBITDA);

  •
  ratios of the July 20, 2007, closing share price (which Goldman Sachs calls current share price) to estimated calendar year 2007 cash flow per share;

  •
  ratios of current enterprise value to estimated calendar year 2008 EBITDA; and

  •
  ratios of current share price to estimated calendar year 2008 cash flow per share.

        The following table presents the results of this analysis.

Implied Multiples

	Transocean		GlobalSantaFe		DO		NE		ESV		Median
Enterprise Value/EBITDA:
2007 (estimated)	10.9	x	7.8	x	8.9	x	7.9	x	6.2	x	7.9	x
2008 (estimated)	8.0	x	6.4	x	5.7	x	5.7	x	5.3	x	5.7	x
Current Share Price/Cash Flow per Share:
2007 (estimated)	11.6	x	8.6	x	11.5	x	9.0	x	7.6	x	9.0	x
2008 (estimated)	8.4	x	6.7	x	7.5	x	6.5	x	6.4	x	6.7	x

        In addition, using estimates provided by Transocean for only Transocean and GlobalSantaFe, Goldman Sachs also calculated:

  •
  ratios of current enterprise value to estimated EBITDA for 2007, 2008 and 2009; and

  •
  ratios of current share price to estimated cash flow per share (computed by adding net income, depreciation and amortization and dividing by the average of the number of shares estimated to be outstanding at the beginning and end of year) for 2007, 2008 and 2009.

        Goldman Sachs, using IBES estimates, also calculated Transocean and GlobalSantaFe ratios of current enterprise value to estimated EBITDA and current share price to estimated cash flow per share for 2007, 2008 and 2009.

        The following table presents the results of this analysis with respect to Transocean and GlobalSantaFe:

Implied Multiples

	GlobalSantaFe				Transocean
	IBES		Transocean Management Estimates		IBES		Transocean Management Estimates
Enterprise Value/EBITDA:
2007 (estimated)	7.8	x	8.3	x	10.9	x	11.5	x
2008 (estimated)	6.4	x	6.8	x	8.0	x	8.2	x
2009 (estimated)	5.7	x	7.0	x	7.0	x	7.1	x
Current Share Price/Cash Flow per Share:
2007 (estimated)	8.6	x	9.5	x	11.6	x	12.7	x
2008 (estimated)	6.7	x	7.0	x	8.4	x	8.5	x
2009 (estimated)	6.1	x	6.3	x	7.3	x	6.7	x

        Historical Exchange Ratio Analysis.    Goldman Sachs calculated the average historical exchange ratios of GlobalSantaFe ordinary shares to Transocean ordinary shares based on the closing prices of GlobalSantaFe ordinary shares and Transocean ordinary shares during the 5-trading day, 10-trading day, 30-trading day, 90-trading day, 2007 (through July 20, 2007), one-year, and three-year periods ended July 20, 2007, as well as the exchange ratio of the closing prices of GlobalSantaFe ordinary shares to Transocean ordinary shares on July 20, 2007. The following table presents the results of this analysis:

Time Period (up to July 20, 2007)	Implied Exchange Ratio of GlobalSantaFe ordinary shares to Transocean ordinary shares
Current	0.680	x
5-day Average	0.674	x
10-day Average	0.674	x
30-day Average	0.683	x
90-day Average	0.722	x
2007 (through July 20, 2007) Average	0.729	x
1-Year Average	0.725	x
3-Year Average	0.756	x

        Contribution Analysis.    Goldman Sachs performed a contribution analysis in which Goldman Sachs analyzed the relative estimated contributions to be made by Transocean and GlobalSantaFe to EBITDA, net income, and cash flow of the combined company following consummation of the Transactions, before taking into account any of the possible benefits that may be realized following the Transactions, utilizing three separate projections for each company prepared by management of

Transocean and referred to as the "Base Case," "Upside Case" and "Downside Case." The following table presents the results of this analysis:

Implied Exchange Ratios

	Base Case		Upside Case		Downside Case
EBITDA:
2007 (estimated)	0.94	x	0.94	x	0.94	x
2008 (estimated)	0.83	x	0.84	x	0.82	x
2009 (estimated)	0.69	x	0.74	x	0.65	x
Cash Flow:
2007 (estimated)	0.92	x	0.92	x	0.92	x
2008 (estimated)	0.80	x	0.80	x	0.79	x
2009 (estimated)	0.67	x	0.71	x	0.63	x
Net Income:
2007 (estimated)	0.88	x	0.88	x	0.88	x
2008 (estimated)	0.76	x	0.77	x	0.75	x
2009 (estimated)	0.64	x	0.68	x	0.58	x

        Relative Discounted Cash Flow Analysis.    Goldman Sachs performed an illustrative relative discounted cash flow analysis to determine the implied exchange ratio of GlobalSantaFe ordinary shares to Transocean ordinary shares, assuming each company continued to operate as a standalone company, using the Base Case, Upside Case and Downside Case estimates for Transocean and GlobalSantaFe prepared by Transocean's management.

        In its analysis Goldman Sachs applied a range of discount rates ranging from 7% to 11% to the cash flows generated by Transocean's and GlobalSantaFe's assets over their estimated remaining lives. The illustrative discounted cash flow analysis as of December 31, 2007, did not give effect to the impact of any synergies as a result of the Merger. The following table presents the results of this analysis:

Implied Exchange Ratio

	Discount Rate
	7.0%		8.0%		9.0%		10.0%		11.0%
Base Case	0.68	x	0.69	x	0.69	x	0.70	x	0.70	x
Upside Case	0.69	x	0.69	x	0.70	x	0.70	x	0.71	x
Downside Case	0.75	x	0.75	x	0.76	x	0.77	x	0.77	x

        Goldman Sachs also calculated implied exchange ratios of GlobalSantaFe ordinary shares to Transocean ordinary shares using present values of estimated cash flows for Transocean and GlobalSantaFe through the year 2011 and present values of an illustrative terminal value of Transocean and GlobalSantaFe at the end of year 2011, based on a range of multiples from 4.0x to 12.0x estimated 2012 EBITDA, and assuming a discount rate of 9%. The illustrative discounted cash flow analysis as of

December 31, 2007, did not give effect to the impact of any synergies as a result of the Merger. The following table presents the results of this analysis:

Implied Exchange Ratio

	Terminal Multiple of Forward EBITDA
	4.0x		6.0x		8.0x		10.0x		12.0x
Base Case	0.64	x	0.61	x	0.58	x	0.57	x	0.55	x
Upside Case	0.71	x	0.69	x	0.67	x	0.66	x	0.66	x
Downside Case	0.77	x	0.74	x	0.72	x	0.71	x	0.69	x

        Goldman Sachs then calculated implied exchange ratios of GlobalSantaFe ordinary shares to Transocean ordinary shares using present values of estimated cash flows for Transocean and GlobalSantaFe through the year 2011 and the present value of an illustrative terminal value of Transocean and GlobalSantaFe at the end of year 2011, based on a range of multiples from 4.0x to 12.0x estimated normalized adjusted EBITDA, and a discount rate of 9%. Estimated normalized adjusted EBITDA is based on the operating assumptions for 2016 applied to the projected fleet operating during 2011. The illustrative discounted cash flow analysis as of December 31, 2007, did not give effect to the impact of any synergies as a result of the Merger. The following table presents the results of this analysis:

Implied Exchange Ratio

	Terminal Multiple of Normalized EBITDA
	4.0x		6.0x		8.0x		10.0x		12.0x
Base Case	0.73	x	0.71	x	0.69	x	0.68	x	0.67	x
Upside Case	0.73	x	0.70	x	0.68	x	0.67	x	0.66	x
Downside Case	0.77	x	0.75	x	0.73	x	0.71	x	0.70	x

        Reclassification Consideration vs. Standalone Discounted Cash Flow Analysis.    Based on the Base Case, the Upside Case and the Downside Case, Goldman Sachs performed an illustrative premium / (discount) analysis of the aggregate of (a) an illustrative discounted cash flow value as of December 31, 2007, of the Transocean ordinary shares (assuming consummation of the Transactions) and (b) cash being received by Transocean shareholders in the Reclassification (which aggregate we call the "Transocean reclassification consideration") in relation to an illustrative standalone discounted cash flow analysis for Transocean ordinary shares assuming there were no Transactions to determine an implied premium or discount to the holders of Transocean ordinary shares as a result of the Transactions.

        Goldman Sachs calculated ratios of Transocean reclassification consideration to the standalone illustrative discounted cash flow analysis, as of December 31, 2007, based on discount rates ranging from 7% to 11% applied to the cash flows generated by Transocean's and GlobalSantaFe's assets over their estimated remaining lives. The following table presents the results of this analysis:

Premium/(Discount) to Standalone Discounted Cash Flows

	Discount Rate
	7%	8%	9%	10%	11%
Base Case	4.6%	4.6%	4.6%	4.6%	4.6%
Upside Case	3.3%	3.4%	3.4%	3.5%	3.7%
Downside Case	10.3%	10.2%	10.1%	10.1%	10.1%

        Goldman Sachs then calculated, for each of the Base Case, the Upside Case and the Downside case, ratios of the Transocean reclassification consideration to the standalone discounted cash flow analysis, as of December 31, 2007, using present values of estimated cash flows for Transocean and GlobalSantaFe through the year 2011 and present values of an illustrative terminal value of Transocean and GlobalSantaFe at the end of year 2011, based on a range of multiples from 4.0x to 12.0x estimated 2012 EBITDA, and a discount rate of 9%. The following table presents the results of this analysis:

Premium/(Discount) to Standalone Discounted Cash Flows

	Terminal Multiple of Forward EBITDA
	4.0 x	6.0 x	8.0 x	10.0 x	12.0 x
Base Case	(0.4)%	(2.0)%	(3.2)%	(3.9)%	(4.5)%
Upside Case	2.6%	1.5%	0.8%	0.3%	(0.1)%
Downside Case	7.8%	6.8%	6.0%	5.4%	5.0%

        Goldman Sachs then calculated for each of the Base Case, the Upside Case and the Downside case ratios of the Transocean reclassification consideration to the standalone discounted cash flow analysis, as of December 31, 2007, using present values of estimated cash flows for Transocean and GlobalSantaFe through the year 2011 and present values of an illustrative terminal value of Transocean and GlobalSantaFe at the end of year 2011, based on a range of multiples from 4.0x to 12.0x estimated normalized adjusted EBITDA, and a discount rate of 9%. Estimated normalized adjusted EBITDA is based on the operating assumptions for 2016 applied to the projected fleet operating during 2011. The following table presents the results of this analysis:

Premium/(Discount) to Standalone Discounted Cash Flows

	Terminal Multiple of Normalized EBITDA
	4.0 x	6.0 x	8.0 x	10.0 x	12.0 x
Base Case	4.8%	3.9%	3.3%	2.8%	2.4%
Upside Case	4.3%	3.0%	2.1%	1.5%	1.0%
Downside Case	7.8%	6.9%	6.1%	5.6%	5.2%

        Accretion/Dilution Analysis.    Goldman Sachs analyzed the pro forma financial effects of the Transactions on Transocean's estimated earnings per share and cash flow per share using estimates for Transocean and GlobalSantaFe based on the views of Transocean's management and assuming the Transactions closed on December 31, 2007. For each of the Base Case, Upside Case and Downside Case, Goldman Sachs compared the projected earnings per share and cash flow per share of Transocean ordinary shares on a standalone basis for 2008 and 2009, assuming no Merger or Reclassification, to the projected earnings per share and cash flow per share of the combined company assuming completion of the Transactions. This analysis indicated that the Transactions would be accretive to Transocean's shareholders on an estimated earnings per share basis and on an estimated cash flow per share basis for both years analyzed.(1) The following table summarizes the results of this analysis:

(1)
Transocean notes that if standalone 2008 and 2009 estimated earnings per share are adjusted to reflect the reverse stock split in a similar fashion to how historical earnings per share will be adjusted for U.S. GAAP, then, although the Merger by itself is accretive, the Transactions in the aggregate would be dilutive to earnings and cash flow per share. For additional discussions of issues related to accretion and dilution, see "—Accounting Treatment and Considerations" and "—Accretion and Dilution Considerations."

	Base Case	Upside Case	Downside Case
Cash Flow Per Share Accretion/(Dilution):
2008 (estimated)	28.3%	28.8%	27.8%
2009 (estimated)	16.7%	19.5%	13.4%
Earnings per Share Accretion/(Dilution):
2008 (estimated)	17.2%	17.9%	16.6%
2009 (estimated)	5.6%	9.3%	1.1%

        The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Transocean or the Transactions.

        Goldman Sachs prepared these analyses for purposes of Goldman Sachs' providing its opinion to Transocean's board of directors as to the fairness from a financial point of view to Transocean of the aggregate consideration to be received by the holders of outstanding GlobalSantaFe ordinary shares in connection with the Merger, after taking into account the Reclassification. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Transocean or Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

        The Merger consideration to be received by GlobalSantaFe shareholders was determined through arms' length negotiations between Transocean and GlobalSantaFe and was approved by Transocean's board of directors. Goldman Sachs provided advice to Transocean during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to Transocean or its board of directors or that any specific amount of consideration constituted the only appropriate consideration for the Merger.

        As described above, Goldman Sachs' opinion to Transocean's board of directors was one of many factors taken into consideration by Transocean's board of directors in making its determination to approve the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B.

        Goldman Sachs and its affiliates, as part of their investment banking business, are continually engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and other transactions as well as for estate, corporate and other purposes. Goldman Sachs Credit Partners L.P. ("GSCP"), an affiliate of Goldman Sachs, has committed to provide $10 billion in bridge financing to Transocean in connection with the Merger, for which GSCP will receive customary fees. GSCP has also been retained by Transocean and GlobalSantaFe to act as joint lead arranger, joint bookrunner and administrative agent in respect of the bridge financing, for which GSCP will receive customary fees. Transocean and GlobalSantaFe intend to retain an affiliate of Goldman Sachs to act as joint underwriter, initial purchaser, joint bookrunner and/or joint placement agent for any underwritten public offering or private placement of debt securities issued by Transocean or GlobalSantaFe, in connection with the Transactions, including in connection with any refinancing of the bridge financing, for which such affiliate of Goldman Sachs would receive customary fees.

        In addition, Goldman Sachs has provided and is currently providing certain investment banking and other financial services to Transocean and its affiliates, including having acted in the following transactions: (1) as co-manager of a public offering of 17,940,000 shares of Class A Common Stock of TODCO, a former affiliate of Transocean, in September 2004, (2) as co-manager of a public offering of 14,950,000 shares of Class A Common Stock of TODCO in December 2004, (3) as dealer manager in connection with a tender offer for Transocean's 8% debentures due 2027 (aggregate principal amount $143,000,000) in December 2004, (4) as a participant in a revolving credit facility extended to Transocean (aggregate principal amount $1,000,000,000) in July 2005, (5) as agent in connection with repurchases by Transocean of Transocean ordinary shares in December 2005 and from time to time, and (6) as lead manager of a public offering of Transocean's floating rate notes due September 2008 (aggregate principal amount $1,000,000,000) in September 2006. Goldman Sachs has provided certain investment banking and other financial services to GlobalSantaFe and its affiliates from time to time, including having acted (A) as bookrunner of a public offering of 23,500,000 GlobalSantaFe ordinary shares in April 2005 and (B) as participant in a revolving credit facility extended to GlobalSantaFe (aggregate principal amount $500,000,000) in August 2006. Goldman Sachs also may provide investment banking and other financial services to Transocean, GlobalSantaFe and their respective affiliates in the future. In connection with the above-described services Goldman Sachs has received, and may receive, compensation.

        Goldman Sachs is a full service securities firm engaged, either directly or through its affiliates, in securities trading, investment management, financial planning and benefits counseling, risk management, hedging, financing and brokerage activities for both companies and individuals. In the ordinary course of these activities, Goldman Sachs and its affiliates may provide such services to Transocean, GlobalSantaFe and their respective affiliates, may actively trade the debt and equity securities (or related derivative securities) of Transocean and GlobalSantaFe for their own account and for the accounts of their customers and may at any time hold long and short positions of such securities.

        The board of directors of Transocean selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Merger. Pursuant to a letter agreement dated December 6, 2006, Transocean engaged Goldman Sachs to act as its financial advisor in connection with the Merger. Pursuant to the terms of this engagement letter, Transocean has agreed to pay Goldman Sachs a transaction fee of approximately $28 million, all of which is contingent upon consummation of the Merger. In addition, Transocean has agreed to reimburse Goldman Sachs for its expenses, including attorneys' fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Opinion of Lehman Brothers Inc.

        GlobalSantaFe engaged Lehman Brothers to act as its financial advisor in connection with the proposed Merger. On July 21, 2007, Lehman Brothers rendered its oral opinion to the board of directors of GlobalSantaFe, which was subsequently confirmed in writing, that, as of that same date and based upon and subject to certain matters and qualifications stated in the opinion letter, from a financial point of view, the consideration to be offered to GlobalSantaFe's shareholders in the Merger is fair to such shareholders.

        The full text of Lehman Brothers' written opinion dated July 21, 2007, is attached as Annex C to this joint proxy statement. Shareholders are encouraged to read Lehman Brothers' opinion carefully in its entirety for a description of the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Lehman Brothers in rendering its opinion. The following is a summary of Lehman Brothers' opinion and the methodology that Lehman Brothers used to render its opinion. This summary is qualified in its entirety by reference to the full text of the opinion.

        Lehman Brothers' advisory services and opinion were provided for the information and assistance of the board of directors of GlobalSantaFe in connection with its consideration of the Merger. Lehman Brothers' opinion is not intended to be and does not constitute a recommendation to any shareholder of GlobalSantaFe as to how such shareholder should vote in connection with the Merger. Lehman Brothers was not requested to opine as to, and Lehman Brothers' opinion does not address, GlobalSantaFe's underlying business decision to proceed with or effect the Merger.

        In arriving at its opinion, Lehman Brothers reviewed and analyzed, among other things:

  •
  the merger agreement and the specific terms of the Merger;

  •
  publicly available information concerning GlobalSantaFe and Transocean that Lehman Brothers believed to be relevant to its analysis, including certain periodic reports filed by GlobalSantaFe and Transocean, including their most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q;

  •
  financial and operating information with respect to the business, operations and prospects of GlobalSantaFe furnished to Lehman Brothers by GlobalSantaFe, including financial projections prepared by the management of GlobalSantaFe;

  •
  financial and operating information with respect to the business, operations and prospects of Transocean furnished to Lehman Brothers by GlobalSantaFe, including financial projections prepared by the management of GlobalSantaFe;

  •
  trading histories of GlobalSantaFe ordinary shares and of Transocean ordinary shares from July 20, 2004, through July 20, 2007, and a comparison of each of their trading histories with each other and with those of other companies and indices that Lehman Brothers deemed relevant;

  •
  a comparison of the historical financial results and present financial condition of GlobalSantaFe and Transocean with each other and with those of other companies that Lehman Brothers deemed relevant;

  •
  the potential pro forma impact of the Merger on the current and future financial performance of the combined company, including the amounts and timing of the cost savings and operating synergies expected to result from the proposed Merger;

  •
  published estimates by independent equity research analysts with respect to the future financial performance of GlobalSantaFe and Transocean; and

  •
  the relative contributions of GlobalSantaFe and Transocean to the current and future financial performance of the combined company on a pro forma basis.

        In addition, Lehman Brothers had discussions with the management of GlobalSantaFe and Transocean concerning their respective businesses, operations, assets, financial conditions and prospects and undertook such other studies, analyses and investigations as Lehman Brothers deemed appropriate.

        In arriving at its opinion, Lehman Brothers assumed and relied upon the accuracy and completeness of the financial and other information used by Lehman Brothers without assuming any responsibility for independent verification of such information. Lehman Brothers further relied upon the assurances of the managements of GlobalSantaFe and Transocean that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of GlobalSantaFe, upon advice of GlobalSantaFe, Lehman Brothers assumed that such financial projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of GlobalSantaFe as to the future financial performance of GlobalSantaFe and that GlobalSantaFe will perform substantially in accordance to such projections. With respect to the financial projections of Transocean, upon advice of GlobalSantaFe, Lehman Brothers assumed that such financial projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of GlobalSantaFe as to the future financial performance of Transocean and that Transocean will perform substantially in accordance to such projections. With respect to the expected synergies estimated by the management of GlobalSantaFe to result from a combination of the businesses of GlobalSantaFe and Transocean, upon advice of GlobalSantaFe, Lehman Brothers assumed that such expected synergies will be achieved substantially in accordance with such estimates. In arriving at its opinion, Lehman Brothers did not conduct or obtain any evaluations or appraisals of the assets or liabilities of GlobalSantaFe or Transocean, nor did it conduct a physical inspection of the properties and facilities of GlobalSantaFe and Transocean. Lehman Brothers' opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, July 21, 2007.

        The following is a summary of the material financial analyses used by Lehman Brothers in connection with providing its opinion to the board of directors of GlobalSantaFe. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by Lehman Brothers, the tables must be read together with the text of each summary. Considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Lehman Brothers' opinion.

  Summary of Relative Valuation Analysis

Valuation Methodology	Summary Description of Valuation Methodology	Implied Exchange Ratio
Comparable Company Analysis	Market valuation benchmark based on trading multiples of selected comparable companies for selected financial and asset-based measures	0.865 - 0.867
Discounted Cash Flow Analysis	Net present valuation of management projections of after-tax cash flows assuming selected discount rates and perpetuity growth rates
	Case I	0.548 - 0.588
	Case II	0.532 - 0.582
	Case III	0.574 - 0.606
Research Price Target Analysis	Market valuation based on equity research analysts' current price targets	0.627 - 0.684
Research Net Asset Values ("NAV") per Share Analysis	Market valuation based on equity research analysts' Net Asset Value per Share calculation	0.803
Implied Exchange Ratio based on Nominal Merger Consideration to be Paid by Transocean in the Merger		0.680

  Transaction Terms

        At the effective time of the Reclassification, Transocean shareholders will receive $33.03 in cash and 0.6996 ordinary shares of Transocean for each share of Transocean they own. Immediately thereafter, at the effective time of the Merger, GlobalSantaFe shareholders will receive $22.46 in cash and 0.4757 ordinary shares of Transocean for each share of GlobalSantaFe they own. The implied exchange ratio in the Merger based upon the relative consideration to GlobalSantaFe and Transocean shareholders is 0.680 Transocean ordinary shares per GlobalSantaFe ordinary share.

  Historical Share Price Analysis

        Lehman Brothers considered historical data with regard to the trading prices of GlobalSantaFe and Transocean ordinary shares for the period from July 20, 2004, to July 20, 2007, and the relative share price performances during this same period of GlobalSantaFe and Transocean, and the Oilfield Service Index, or the OSX. During this period the closing share price of GlobalSantaFe ranged from a low of $24.53 to a high of $75.85 per share, and the closing share price of Transocean ranged from a low of $25.94 to a high of $111.30 per share. Lehman Brothers noted outperformance or underperformance of GlobalSantaFe ordinary shares in the period reviewed relative to Transocean ordinary shares and the OSX. The foregoing historical share price analysis was presented to the board of directors of GlobalSantaFe to provide it with background information and perspective with respect to the relative historical share prices of GlobalSantaFe and Transocean ordinary shares.

  Historical Exchange Ratio Analysis

        Lehman Brothers also compared the historical per share prices of GlobalSantaFe and Transocean during different periods during the one year period prior to July 20, 2007, in order to determine the implied average exchange ratio that existed for those periods. The following table indicates the average exchange ratio of GlobalSantaFe ordinary shares for Transocean ordinary shares for the periods indicated:

Average Exchange Ratio
July 20, 2007	0.680x
5 trading day period	0.674x
10 trading day period	0.674x
15 trading day period	0.677x
20 trading day period	0.678x
30 trading day period	0.683x
40 trading day period	0.688x
60 trading day period	0.699x
One-Year Average	0.725x
52-Week High	0.679x

  Comparable Company Analysis

        In order to assess how the public market values shares of similar publicly traded companies, Lehman Brothers, based on its experience with companies in the offshore contract drilling industry, reviewed and compared specific financial and operating data relating to GlobalSantaFe and Transocean with selected companies that Lehman Brothers deemed comparable to GlobalSantaFe and Transocean, including:

  •
  Atwood Oceanics, Inc.

  •
  Diamond Offshore Drilling, Inc.

  •
  ENSCO International, Incorporated

  •
  Hercules Offshore, Inc.

  •
  Noble Corporation

  •
  Pride International, Inc.

  •
  Rowan Companies, Inc.

        Using publicly available information, Lehman Brothers calculated and analyzed equity and capitalization multiples of certain projected financial criteria (such as cash flow from operations, referred to as CFPS, earnings before interest, taxes, depreciation and amortization, referred to as EBITDA, and earnings per share, referred to as EPS). The adjusted capitalization of each company was obtained by adding its outstanding debt to the sum of the market value of its common equity, the value of its preferred stock (the market value if such shares are publicly traded and the liquidation value if such shares are not publicly traded) and the book value of any minority interest minus its cash balance.

        For GlobalSantaFe, the comparable companies methodology yielded a per share equity value range of $65.00 to $80.00. For Transocean, the comparable companies methodology yielded a per share equity value range of $75.00 to $92.50. The implied exchange ratio based upon these valuation ranges is 0.865 to 0.867 shares of Transocean per GlobalSantaFe share.

        Because of the inherent differences between the corporate structure, businesses, operations and prospects of GlobalSantaFe and Transocean and the corporate structure, businesses, operations and prospects of the companies included in the comparable company groups, Lehman Brothers believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the analysis and, accordingly, also made qualitative judgments concerning differences between the financial and operating characteristics of GlobalSantaFe and Transocean and companies in the comparable company groups that would affect the public trading values of GlobalSantaFe and Transocean and such comparable companies.

  Discounted Cash Flow Analysis

        As part of Lehman Brothers' analysis, and in order to estimate the present value of GlobalSantaFe and Transocean ordinary shares, it prepared a discounted cash flow analysis for GlobalSantaFe and Transocean, calculated as of January 1, 2008, of after-tax unlevered free cash flows for fiscal years 2008 through 2016. Lehman Brothers ran three discounted cash flow cases including: Case I, Case II and Case III. The projections for each case were prepared by the management of GlobalSantaFe.

        A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the "present value" of estimated future cash flows of the asset. Present value refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macro-economic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors. Lehman Brothers performed a discounted cash flow analysis for GlobalSantaFe by adding (1) the present value of GlobalSantaFe's projected after-tax unlevered free cash flows for fiscal years 2008 through 2016 to (2) the present value of the "terminal value" of GlobalSantaFe as of 2016. Terminal value refers to the value of all future cash flows from an asset at a particular point in time.

        With respect to the GlobalSantaFe and Transocean discounted cash flow analyses, Lehman Brothers discounted the unlevered free cash flow streams and the estimated terminal value to a present value at a range of discount rates from 9.0% to 12.0%. The discount rates utilized in this analysis were chosen by Lehman Brothers based on its expertise and experience with the offshore contract drilling industry and also on an analysis of the weighted average cost of capital of GlobalSantaFe, Transocean and other comparable companies. Lehman Brothers estimated terminal values in 2016 calculated based on a perpetuity growth model using discount rates from 9.0% to 12.0% and a growth rate of 3.0%. Lehman Brothers calculated per share equity values by first determining a range of enterprise values of GlobalSantaFe and Transocean by adding the present values of the after-tax unlevered free cash flows and terminal values for each discount rate scenario, and then subtracting from the enterprise values the net debt (which is total debt minus cash) of GlobalSantaFe and Transocean, and dividing those amounts by the number of fully diluted shares of GlobalSantaFe and Transocean.

        The discounted cash flow methodology yielded valuations for GlobalSantaFe that imply a per share equity value range of $47.00 to $63.00 in Case I, $32.00 to $42.00 in Case II and $94.00 to $132.00 in Case III. The discounted cash flow methodology yielded valuations for Transocean that imply a per share equity value range of $80.00 to $115.00 in Case I, $55.00 to $79.00 in Case II and $155.00 to $230.00 in Case III. The implied exchange ratios based upon these valuation ranges are 0.548 to 0.588 in Case I, 0.532 to 0.582 in Case II and 0.574 to 0.606 in Case III.

  Contribution Analysis

        Lehman Brothers analyzed the respective contributions of GlobalSantaFe and Transocean to the estimated calendar years 2008 and 2009 revenues and EBITDA, and 2008 net income and cash flow from operations of the combined company based on the Case I projections for revenue and EBITDA and First Call/I/B/E/S consensus estimates for net income and cash flow from operations. Lehman Brothers also analyzed the respective contributions of GlobalSantaFe and Transocean to the total contracted revenue and EBITDA backlog of the combined company. This analysis indicated the following relative contributions of GlobalSantaFe and Transocean and the pro forma equity ownership of holders of GlobalSantaFe and Transocean ordinary shares in the combined company:

Metric	2008E Contribution	2009E Contribution
Revenues:
GlobalSantaFe	41%	37%
Transocean	59%	63%
EBITDA:
GlobalSantaFe	36%	30%
Transocean	64%	70%
Net Income:
GlobalSantaFe	38%	—
Transocean	62%	—
Cash Flow from Operations:
GlobalSantaFe	39%	—
Transocean	61%	—
Revenue Backlog:
GlobalSantaFe	32%
Transocean	68%
EBITDA Backlog:
GlobalSantaFe	31%
Transocean	69%
Pro Forma Equity Ownership:
GlobalSantaFe	34%
Transocean	66%

  Pro Forma Analysis

        Lehman Brothers analyzed the pro forma impact of the Merger on the combined company's projected CFPS and earnings, excluding any purchase accounting adjustments. In the pro forma merger consequences, Lehman Brothers prepared a pro forma merger model which incorporated First Call/I/B/E/S consensus estimates for 2008 and 2009 as well as the expected synergies to result from the Merger. Lehman Brothers then compared the CFPS and earnings of GlobalSantaFe and Transocean on a standalone basis to the CFPS and earnings in the pro forma combined company. Lehman Brothers noted that the Merger is accretive to the combined company's pro forma CFPS and earnings in 2008 and 2009 based on First Call/I/B/E/S estimates.(2)

(2)
GlobalSantaFe notes that if standalone 2008 and 2009 estimated earnings per share are adjusted to reflect the reverse stock split in a similar fashion to how historical earnings per share will be adjusted for U.S. GAAP, then, although the Merger by itself is accretive, the Transactions in the aggregate would be dilutive to earnings and cash flow per share. For additional discussions of issues related to accretion and dilution, see "—Accounting Treatment and Considerations" and "—Accretion and Dilution Considerations."

  Research Analyst Target Analysis

        Lehman Brothers took into consideration price targets from the Wall Street equity research analysts that cover GlobalSantaFe and Transocean. As of July 20, 2007, GlobalSantaFe had 22 analysts that covered the company. For GlobalSantaFe, 16 analysts had a "Buy" rating, three analysts had a "Hold" rating, two analysts had a "Sell" rating and one analyst did not have a rating. The median target price for GlobalSantaFe was $76.00. The price targets for GlobalSantaFe ranged from $52.00 per share to $89.00 per share. As of July 20, 2007, Transocean had 22 analysts that covered the company. For Transocean, 15 analysts had a "Buy" rating, six analysts had a "Hold" rating and one analyst had a "Sell" rating. The median target price for Transocean was $108.00. The price targets for Transocean ranged from $76.00 per share to $142.00 per share. The implied exchange ratio based upon the price targets for GlobalSantaFe and Transocean is 0.627 to 0.684 shares of Transocean per GlobalSantaFe share.

  Research Analyst Net Asset Values ("NAV") per Share

        Lehman Brothers also took into consideration the NAV per share from third party research. As of July 20, 2007, the median NAV for GlobalSantaFe and Transocean was $53.00 and $66.00, respectively. The implied exchange ratio based upon the NAV estimates is 0.803 shares of Transocean per GlobalSantaFe share.

  General

        In connection with the review of the Merger by the board of directors of GlobalSantaFe, Lehman Brothers performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, Lehman Brothers considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Furthermore, Lehman Brothers believes that the summary provided and the analyses described above must be considered as a whole and that selecting any portion of its analyses, without considering all of them, would create an incomplete view of the process underlying its analyses and opinion. In addition, Lehman Brothers may have given various analyses and factors more or less weight than other analyses and factors and may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be Lehman Brothers' view of the actual value of GlobalSantaFe or Transocean.

        In performing its analyses, Lehman Brothers made numerous assumptions with respect to industry risks associated with industry performance, general business and economic conditions and other matters, many of which are beyond the control of GlobalSantaFe or Transocean. Any estimates contained in Lehman Brothers' analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates. The analyses do not purport to be appraisals or to reflect the prices at which GlobalSantaFe ordinary shares or Transocean ordinary shares might trade following announcement of the Merger or the prices at which Transocean ordinary shares might trade following consummation of the Merger.

        The terms of the Merger were determined through arm's length negotiations between GlobalSantaFe and Transocean and were unanimously approved by the boards of directors of GlobalSantaFe and Transocean. Lehman Brothers did not recommend any specific exchange ratio or form of consideration to GlobalSantaFe or that any specific exchange ratio or form of consideration constituted the only appropriate consideration for the Merger. Lehman Brothers' opinion was provided to the board of directors of GlobalSantaFe to assist it in its consideration of the exchange ratio in the Merger. Lehman Brothers' opinion does not address any other aspect of the proposed Merger and does not constitute a recommendation to any shareholder as to how to vote or to take any other action with respect to the Merger. Lehman Brothers' opinion was one of the many factors taken into consideration by the board of directors of GlobalSantaFe in making its unanimous determination to approve the merger agreement. Lehman Brothers' analyses summarized above should not be viewed as determinative of the opinion of the board of directors of GlobalSantaFe with respect to the value of

GlobalSantaFe or Transocean or of whether the board of directors of GlobalSantaFe would have been willing to agree to a different exchange ratio or form of consideration.

        Lehman Brothers is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. The board of directors of GlobalSantaFe selected Lehman Brothers because of its expertise, reputation and familiarity with GlobalSantaFe and the offshore contract drilling industry generally and because its investment banking professionals have substantial experience in transactions comparable to the Merger.

        In the ordinary course of its business, Lehman Brothers may actively trade in the debt or equity securities of GlobalSantaFe and Transocean for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

        As compensation for its services in connection with the Merger, GlobalSantaFe paid Lehman Brothers a fee of $3 million for its opinion and an additional $1.5 million fee upon execution of the merger agreement. GlobalSantaFe has also agreed to pay Lehman Brothers a fee of $25.5 million upon the closing of the Merger. In addition, GlobalSantaFe has agreed to reimburse Lehman Brothers for its reasonable out-of-pocket expenses incurred in connection with its engagement, and to indemnify Lehman Brothers and certain related persons against certain liabilities in connection with its engagement. Lehman Brothers in the past has rendered investment banking services to GlobalSantaFe, and its affiliates and received customary fees for such services and Lehman Brothers expects to perform various investment banking services for Transocean in the future for which Lehman Brothers expects to receive customary fees. In addition, at the request of GlobalSantaFe, Lehman Brothers has provided a commitment for a portion of the financing necessary to finance the Merger and will receive customary fees in connection therewith.

Opinion of Simmons & Company International

        GlobalSantaFe retained Simmons & Company to provide a fairness opinion to the board of directors of GlobalSantaFe in connection with the Merger. GlobalSantaFe selected Simmons & Company based upon Simmons & Company's qualifications, reputation and experience in connection with mergers and acquisitions. GlobalSantaFe instructed Simmons & Company to evaluate the fairness, from a financial point of view, of the merger consideration to be received by GlobalSantaFe's shareholders in the Merger.

        On July 21, 2007, Simmons & Company delivered its written opinion to the board of directors of GlobalSantaFe to the effect that, as of that date and based upon and subject to factors and assumptions set forth in its opinion, the merger consideration to be received by GlobalSantaFe's shareholders was fair to GlobalSantaFe's shareholders from a financial point of view. The opinion speaks only as of the date it was delivered and not as of the time the Merger will be completed. The opinion does not reflect changes that may occur or may have occurred after July 21, 2007, which could significantly alter the value of GlobalSantaFe or Transocean or the respective trading prices of their ordinary shares, which are factors on which Simmons & Company's opinion was based.

        The full text of the Simmons & Company fairness opinion dated July 21, 2007, which sets forth the assumptions made, matters considered and qualifications and limitations on the review undertaken, is attached as Annex D to this joint proxy statement and is incorporated into this joint proxy statement by reference. The summary of the Simmons & Company fairness opinion set forth in this joint proxy statement does not describe all aspects of Simmons & Company's opinion and it is qualified in its entirety by reference to the full text of the Simmons & Company fairness opinion. GlobalSantaFe shareholders should read the Simmons & Company fairness opinion carefully and in its entirety. In arriving at its opinion, Simmons & Company did not ascribe a specific value to GlobalSantaFe, but rather made its determination as to the fairness, from a financial point of view, of the merger consideration to be received by GlobalSantaFe's shareholders in the transaction on the basis of the financial and comparative analyses described below. Simmons & Company's opinion is for the use and benefit of the board of directors of GlobalSantaFe and was rendered to the board of directors in connection with its consideration of the Merger. The opinion does not address the merits of the underlying decision of GlobalSantaFe to engage in the transaction contemplated by the merger agreement. GlobalSantaFe's shareholders should not view Simmons & Company's opinion as providing any assurance that the market value of merger consideration to be received in the Merger will be in excess of the market value of GlobalSantaFe ordinary shares owned by such shareholders at any time before the announcement or completion of the Merger. Moreover, it does not constitute a recommendation by Simmons & Company to any GlobalSantaFe shareholder as to how such shareholder should vote or make any election with respect to the Merger.

        In reaching its opinion, Simmons & Company reviewed and analyzed, among other things, the following:

  •
  the draft dated July 18, 2007, of the Merger Agreement and other ancillary transaction agreements;

  •
  the financial statements and other information concerning GlobalSantaFe, including GlobalSantaFe's annual reports to shareholders and Annual Reports on Form 10-K for each of the years in the three-year period ended December 31, 2006, certain interim reports to shareholders and Quarterly Reports on Form 10-Q of GlobalSantaFe, certain other communications from GlobalSantaFe to its shareholders, and GlobalSantaFe's most recent proxy statement;

  •
  the financial statements and other information concerning Transocean, including Transocean's annual reports to shareholders and Annual Reports on Form 10-K for each of the years in the three-year period ended December 31, 2006, certain interim reports to shareholders and Quarterly Reports on Form 10-Q of Transocean, certain other communications from Transocean to its shareholders, and Transocean's most recent proxy statement;

  •
  certain business and financial analysis and information relating to GlobalSantaFe and Transocean, including certain internal financial forecasts prepared by the management of GlobalSantaFe and which were provided to Simmons & Company by GlobalSantaFe;

  •
  certain publicly available information concerning the trading of, and the trading market for, GlobalSantaFe's and Transocean's ordinary shares;

  •
  certain publicly available information with respect to certain other companies Simmons & Company believed to be comparable to GlobalSantaFe or Transocean and the trading markets for certain of such companies' securities;

  •
  certain publicly available information concerning the estimates of the future operating and financial performance of GlobalSantaFe, Transocean and the comparable companies prepared by industry experts unaffiliated with either GlobalSantaFe or Transocean; and

  •
  certain publicly available information concerning the nature and terms of certain other transactions that Simmons & Company considered relevant to its analysis.

        Simmons & Company also considered such other information, financial studies, analysis and investigations and financial, economic and market criteria which Simmons & Company deemed relevant. Simmons & Company also met with officers and employees of GlobalSantaFe and Transocean to discuss the foregoing, as well as other matters believed relevant to Simmons & Company's analysis.

        Simmons & Company did not independently verify any of the foregoing information and has relied on it being complete and accurate in all material respects. With respect to financial forecasts, Simmons & Company utilized certain information set forth in those forecasts and assumed such information was reasonably prepared on bases reflecting the best estimates and judgments, as available at the time of preparation, of management of GlobalSantaFe on the future financial performance of GlobalSantaFe and Transocean. Simmons & Company did not conduct a physical inspection of any of the assets, operations or facilities of GlobalSantaFe or Transocean and did not make or receive any independent evaluation or appraisal of any assets or liabilities, contingent or otherwise, of GlobalSantaFe or Transocean. Simmons & Company did not perform any tax or regulatory analysis nor was Simmons & Company furnished with any such analysis. Accordingly, Simmons & Company did not evaluate (and Simmons & Company's opinion does not include) any potential tax or regulatory consequences related to the Merger including, without limitation, any potential tax or regulatory consequences to GlobalSantaFe, Transocean or their respective shareholders. In addition, Simmons & Company was not authorized to solicit, and did not solicit, any indications of interest from any third party with respect to the purchase of all or part of GlobalSantaFe's business.

        In preparing its fairness opinion for the board of directors of GlobalSantaFe, Simmons & Company performed a variety of financial and comparative analyses, including those described below. The summary of the analyses performed by Simmons & Company, as set forth below, does not purport to be a complete description of the analyses underlying the opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, fairness opinions are not readily susceptible to partial or summary description. No company or transaction used in such analyses as a comparison is identical to GlobalSantaFe, Transocean or the transaction contemplated by the merger agreement, nor is an evaluation of the results of such analyses entirely mathematical; rather, it involves complex considerations and judgments concerning financial and operational characteristics and other factors that could affect the public trading or other values of the companies or transactions being analyzed. The estimates contained in such analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of the business or securities do not purport to be appraisals or to reflect the prices at which businesses, companies or securities actually may be sold. Accordingly, such analyses and estimates are subject inherently to substantial uncertainty.

        In arriving at the fairness opinion, Simmons & Company made qualitative judgments as to the significance and relevance of each analysis as well as other data considered by Simmons & Company. Accordingly, Simmons & Company believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors, without considering all analyses and factors, could create an incomplete view of the processes underlying such analyses and the fairness opinion. In its analyses, Simmons & Company made numerous assumptions with respect to general business, economic, market and financial conditions, as well as other matters, many of which are beyond the control of GlobalSantaFe and Transocean and involve the application of complex methodologies and experienced and educated judgment.

        The analyses were prepared solely as part of Simmons & Company's analysis of the fairness, from a financial point of view, to GlobalSantaFe shareholders of the merger consideration to be received in the proposed Merger.

        Simmons & Company's opinion and financial analyses were only one of the many factors considered by management of GlobalSantaFe and the board of directors of GlobalSantaFe in their evaluation of the Merger and should not be viewed as determinative of the views of management of

GlobalSantaFe or the board of directors of GlobalSantaFe with respect to the Merger and the merger consideration.

        The data and analysis summarized herein is from Simmons & Company's presentation to the board of directors of GlobalSantaFe delivered on July 21, 2007, which primarily utilized data from market closing prices as of July 20, 2007. For purposes of its analysis, Simmons & Company defined EBITDA as net income plus income taxes, interest expense (less interest income), depreciation and amortization. Cash flow represents net income plus depreciation and amortization.

  Introduction

        In the Merger, GlobalSantaFe's shareholders will receive 0.4757 ordinary shares of Transocean and $22.46 for each ordinary share of GlobalSantaFe. Immediately prior to the Merger, each outstanding ordinary share of Transocean will be reclassified by way of a scheme of arrangement under Cayman Islands law into 0.6996 ordinary shares of Transocean and $33.03. These figures represent the outcome of a negotiated share exchange ratio of 0.680x (the number of GlobalSantaFe ordinary shares per Transocean ordinary share) and a distribution of $15.0 billion to the shareholders of Transocean and GlobalSantaFe. Based on this share exchange ratio, ordinary shares currently owned by GlobalSantaFe's shareholders would comprise approximately 34% of the ordinary shares of the combined company.

        In determining its opinion, Simmons & Company focused on the relative valuations of GlobalSantaFe and Transocean to assess whether a 0.680x share exchange ratio was fair to GlobalSantaFe's shareholders from a financial point of view. Simmons & Company also considered whether the distribution of $15.0 billion to the shareholders of Transocean and GlobalSantaFe was fair to GlobalSantaFe's shareholders from a financial point of view.

  Discounted Cash Flow Analysis

        Simmons & Company performed a discounted cash flow analysis of GlobalSantaFe and Transocean using financial forecasts through 2016 as provided by GlobalSantaFe. A total of three cases were analyzed with each case reflecting different levels of industry performance and financial performance by rig type. Terminal values in 2016 were based on 7.0x and 9.0x EBITDA. Discount rates of 9% to 13% were used to discount annual free cash flows and terminal values to derive an assessment of the enterprise value of GlobalSantaFe and Transocean. Simmons & Company then converted implied enterprise values to implied share prices for each company based on their respective capital structure and shares outstanding. Finally, share prices were converted to implied share exchange ratios. The share exchange ratios suggested by the discounted cash flow analysis were in the range of 0.618x to 0.690x.

  Relative Contribution Analysis

        Simmons & Company analyzed implied share exchange ratios based on each company's relative contributions of EBITDA and EBITDA less maintenance capital expenditures as provided by GlobalSantaFe's management. Relative contribution analysis was done for each of the three cases utilized in the discounted cash flow analysis and each of the projected years ending December 31, 2007 through December 31, 2012. The results of this analysis are summarized as follows:

Implied Share Exchange Ratio
EBITDA
2007	0.925x - 0.928x
2008	0.774x - 0.802x
2009	0.534x - 0.747x
2010	0.461x - 0.678x
2011	0.422x - 0.626x
2012	0.354x - 0.602x
EBITDA less Maintenance Capital Expenditures
2007	0.946x - 0.949x
2008	0.773x - 0.804x
2009	0.508x - 0.743x
2010	0.405x - 0.669x
2011	0.332x - 0.613x
2012	0.244x - 0.588x

        Simmons & Company also reviewed implied share exchange ratios based on each company's relative contributions based on third party research analyst estimates of EBITDA, EBITDA less maintenance capital expenditures and net income for years ending December 31, 2007 through December 31, 2009. These financial forecasts imply share exchange ratios of 0.912x - 0.951x in 2007, 0.802x - 0.831x in 2008 and 0.800x - 0.854x in 2009. However, Simmons & Company did not particularly weigh the implied share exchange ratios suggested by third party analyst estimates as such estimates reflect a limited time period that does not fully capture the potential impact of assets under construction for each company as well as contracts awarded to each company.

  Comparable Company Trading Analysis

        Simmons & Company reviewed and compared certain financial, operating and stock market information of GlobalSantaFe and Transocean to corresponding information of seven publicly traded, offshore drilling companies. Also, Simmons & Company subjectively classified each of these seven companies into two groups: those that were oriented towards jackup drilling rigs, or the Jackup-Oriented Group, and those that were oriented towards floating drilling rigs, or the Floater-Oriented Group. The Jackup-Oriented Group included ENSCO International Inc., Noble Corporation, Hercules Offshore, Inc. and Rowan Companies, Inc. The Floater-Oriented Group included Atwood Oceanics, Inc., Diamond Offshore Drilling, Inc. and Ocean Rig ASA.

        For GlobalSantaFe, Transocean and each of the comparable companies, Simmons & Company reviewed the following ratios for the year ended December 31, 2007 and the year ended December 31, 2008:

  •
  the ratio of each company's adjusted market value to EBITDA;

  •
  the ratio of earnings per share to the company's stock price per share; and

  •
  the ratio of cash flow per share to the company's stock price per share.

        Simmons & Company utilized third-party research estimates for each company's earnings per share. Adjustments to convert earnings per share to cash flow per share and EBITDA were based on data from third-party research analysts and Simmons & Company's research group. Adjusted market value, as used by Simmons & Company in its analysis, means equity value (the number of fully diluted shares outstanding multiplied by the closing share price as of July 20, 2007) plus debt and minority interests and less cash and any investment in unconsolidated affiliates.

        The following table sets forth the results of this analysis:

	Jackup-Oriented Group		Floater-Oriented Group
	Range	Median	Range	Median
Ratio Of Adjusted Market Value To:
2007P EBITDA	4.8x - 7.9x	6.1x	8.8x - 13.4x	11.7x
2008P EBITDA	4.1x - 5.7x	5.1x	5.7x - 8.8x	6.2x
Ratio Of Equity Value To:
2007P Net Income	8.1x - 11.4x	9.9x	14.0x - 34.7x	16.7x
2008P Net Income	6.6x - 8.6x	7.7x	8.6x - 10.8x	8.6x
2007P Cash Flow	5.4x - 9.1x	8.1x	11.6x - 14.6x	13.4x
2008P Cash Flow	4.7x - 7.1x	6.6x	7.5x - 7.6x	7.5x

        Based on the above data, Simmons & Company subjectively selected a range of ratios for GlobalSantaFe and Transocean for each of the above measures and time periods. These ratio ranges were then used to determine an implied share price for GlobalSantaFe and Transocean. Generally, Simmons & Company placed more emphasis on the Jackup-Oriented Group when selecting multiples for GlobalSantaFe. For Transocean, Simmons & Company generally placed more emphasis on the Floater-Oriented Group. The following table sets forth the range of multiples selected:

	GlobalSantaFe Suggested Range	Transocean Suggested Range
Ratio Of Adjusted Market Value To:
2007P EBITDA	6.0x - 8.0x	9.0x - 12.0x
2008P EBITDA	5.0x - 6.0x	6.0x - 8.0x
Ratio Of Equity Value To:
2007P Net Income	9.0x - 11.0x	13.0x - 17.0x
2008P Net Income	7.5x - 8.5x	8.5x - 10.0x
2007P Cash Flow	7.5x - 8.5x	10.0x - 13.0x
2008P Cash Flow	6.0x - 7.0x	7.0x - 8.0x

        Implied share prices for GlobalSantaFe and Transocean were then used to determine an implied share exchange ratio range for each measure and time period. The results of this analysis suggested a share exchange ratio range of 0.590x to 0.720x.

  Relative Asset Value Analysis

        Simmons & Company calculated the share exchange ratios implied by asset replacement values and net asset values based on the following:

  •
  Data from third-party research analysts was used to calculate the value of the existing rig fleets of GlobalSantaFe and Transocean;

  •
  Third-party data was also utilized to assess the market value of GlobalSantaFe's non-rig businesses; and

  •
  Simmons & Company made adjustments for each company based on estimated values of rigs under construction and for incremental capital expenditures needed to complete such rigs.

        The results of these analyses suggested an implied share exchange ratio of 0.701x based on asset replacement values and 0.762x based on net asset values. Simmons & Company did not emphasize the relative asset value analysis in arriving at its opinion as Simmons & Company did not believe the analysis captures the value of the respective businesses as ongoing enterprises. Furthermore, the data available from third-party research analysts is based on limited available information on recent sales of rigs similar to those in the GlobalSantaFe and Transocean rig fleets.

  Historical Share Exchange Ratio Analysis

        Simmons & Company derived implied historical share exchange ratios by dividing the closing price of the GlobalSantaFe ordinary shares by the closing price of the Transocean ordinary shares for each trading day over varying time periods. Such derived share exchange ratios were used by Simmons & Company as a basis for comparison with the share exchange ratio as of July 20, 2007, which is approximately equal to the actual share exchange ratio. The following table sets forth the results of this analysis:

	Share Exchange Ratio	Premium To Ratio as of July 20, 2007
Ratio As Of July 20, 2007	0.680x	0.0%
30-Day Average	0.679x	0.1
90-Day Average	0.703x	(3.3)
180-Day Average	0.729x	(6.8)
1-Year Average	0.725x	(6.3)
Since January 2006	0.727x	(6.5)

  Assessment of Cash Distribution

        Simmons & Company understands GlobalSantaFe and Transocean have received a commitment letter for a bridge loan that, when combined with estimated cash on hand at closing, will allow $15.0 billion to be distributed to shareholders of Transocean and GlobalSantaFe. Simmons & Company reviewed the calculations as to how the cash distribution would be allocated to shareholders. A summary of these calculations is as follows:

  •
  A total of $15.0 billion will be distributed from the proceeds of a $15.0 billion bridge loan. Fees and transaction costs necessary to secure the bridge loan will be paid from cash on hand.

  •
  Cash will be allocated on the basis of the agreed exchange ratio in the Merger. This will result in approximately 34% of the distribution, or approximately $5.1 billion, being distributed to the GlobalSantaFe shareholders.

  •
  Based on GlobalSantaFe's actual ordinary shares outstanding of approximately 228.3 million, as furnished by GlobalSantaFe, the cash distribution per ordinary share of GlobalSantaFe would be $22.46.

        Simmons & Company's opinion does not address the underlying business decision for the combined company to incur new debt to fund the above distribution to shareholders.

  Miscellaneous

        Simmons & Company is an internationally recognized investment banking firm specializing in the energy industry and is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions. GlobalSantaFe selected Simmons & Company to provide a fairness opinion in connection with the Merger because of Simmons & Company's experience and expertise. In the ordinary course of its business, Simmons & Company actively trades the debt and equity securities of both GlobalSantaFe and Transocean for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

        Simmons & Company in the past has provided investment banking services to GlobalSantaFe for which it received customary compensation and reimbursement of expenses. Simmons & Company has also previously provided investment banking and financial advisory services to Transocean for which it has received customary compensation. Simmons & Company anticipates that it may act as financial adviser to Transocean with respect to future transactions.

        Pursuant to the terms of the engagement of Simmons & Company, GlobalSantaFe paid Simmons & Company an initial fee of $250,000 and an additional fee of $1,750,000 for rendering its opinion. In addition, GlobalSantaFe has agreed to reimburse Simmons & Company for its reasonable out-of-pocket expenses incurred in connection with the engagement, including the fees and expenses of its legal counsel, and to indemnify Simmons & Company against certain liabilities that may arise out of the engagement, including certain liabilities under federal securities laws.

Interests of Certain Persons in the Transactions

        You should be aware that Transocean and GlobalSantaFe directors and executive officers have interests in the Transactions as directors or officers that are different from, or in addition to, the interests of other Transocean and GlobalSantaFe shareholders.

Governance and Management of Transocean Following the Transactions

        After the Transactions, Transocean will have a board of directors that consists of 14 members, which will include seven directors designated by Transocean's board of directors and seven directors designated by GlobalSantaFe's board of directors. The Transocean board of directors has, in consultation with GlobalSantaFe, designated the following seven current members of the Transocean board of directors to continue to serve as members of the Transocean board of directors at the effective time of the Merger: Victor E. Grijalva (Class I), Robert L. Long (Class I), Martin B. McNamara (Class III), Kristian Siem (Class II), Robert M. Sprague (Class II), Ian C. Strachan (Class III) and J. Michael Talbert (Class I). The GlobalSantaFe board of directors has, in consultation with Transocean, designated the following seven current members of the GlobalSantaFe board of directors to serve as members of the Transocean board of directors after the effective time of the Merger: W. Richard Anderson (Class I), Thomas W. Cason (Class II), Richard L. George (Class I), Jon A. Marshall (Class III), Edward R. Muller (Class I), Robert E. Rose (Class III) and John L. Whitmire (Class II). The terms of Class I, II and III directors will expire at Transocean's annual general meetings in 2009, 2010 and 2008, respectively. Robert E. Rose, the current Chairman of GlobalSantaFe's board of directors, will serve as the Chairman of the board of directors of Transocean. Robert L. Long, the current Chief Executive Officer of Transocean, will be the Chief Executive Officer of Transocean. Jon A. Marshall, the current President and Chief Executive Officer of GlobalSantaFe, will be the President and Chief Operating Officer of Transocean.

        The following individuals will serve as officers of Transocean: Jean P. Cahuzac, Executive Vice President, Asset Management; Steven L. Newman, Executive Vice President, Operations; Eric B. Brown, Senior Vice President, General Counsel and Secretary; Gregory L. Cauthen, Senior Vice President and Chief Financial Officer; David J. Mullen, Senior Vice President, Marketing and Corporate Strategy; Cheryl D. Richard, Senior Vice President, Human Resources and Information Technology; Robert L. Herrin, Vice President, Audit and Advisory Services; and Gregory S. Panagos, Vice President, Investor Relations.

Interests of Transocean Directors and Executive Officers in the Transactions

  Board of Directors

        At the effective time of the Merger, the board of directors of Transocean will be comprised of seven persons who were designated by Transocean from its current board of directors and seven persons who were designated by GlobalSantaFe from its current board of directors, as more particularly described under "—Governance and Management of Transocean Following the Transactions." Under the terms of the Transocean articles of association to be in effect at the closing of the Transactions, prior to the second anniversary of the effective date of the Transactions, any vacancy on Transocean board of directors that relates to a director who was previously a Transocean director will be filled by the other former Transocean directors who are on the Transocean board.

  Continuing Employment with Transocean

        At the effective time of the Merger, Robert L. Long, the current Chief Executive Officer of Transocean, will continue in that position. Under the terms of the Transocean articles of association to be in effect at the closing of the Transactions, any action taken prior to the second anniversary of the effective time of the Transactions to remove, replace or appoint a new chief executive officer of Transocean will require the approval of two-thirds of the entire board of directors of Transocean.

  Long-Term Incentive Plan

        Under the terms of Transocean's Long-Term Incentive Plan, which applies to nonemployee directors, officers and other key employees, all outstanding and unvested options to purchase Transocean ordinary shares, share appreciation rights, deferred units and restricted shares will vest upon a change of control, as defined in the plan. The Transactions will constitute a change of control, as defined in, and construed under, the plan for purposes of awards made under the plan prior to July 21, 2007. The stock options that vest will be exercisable for the duration of their term, notwithstanding an optionee's termination of employment or cessation of service as a director. The stock options will also be adjusted in connection with the Reclassification. See "—Adjustment of Transocean Stock Options" for further information. In the case of deferred units and restricted shares granted to nonemployee directors, officers and other key employees in July 2007, as a result of the Transactions, the grantees of the awards will receive a cash payment for the portion of their unvested deferred units and restricted shares corresponding to the cash payment in the Reclassification.

        As of October 1, 2007, the non-employee directors of Transocean held the following deferred units that will vest as a result of the Transactions and did not hold any unvested options or unvested restricted shares that would vest as a result of the Transactions:

Unvested Deferred Units
J. Michael Talbert	3,316
Victor E. Grijalva	3,316
Mark A. Hellerstein	2,395
Judy J. Kelly	3,316
Arthur Lindenauer	3,316
Michael E. McMahon	2,395
Martin B. McNamara	3,316
Roberto L. Monti	3,316
Kristian Siem	3,316
Robert M. Sprague	3,316
Ian C. Strachan	3,316

The following table sets forth, as of October 1, 2007, information regarding (a) the number of Transocean ordinary shares subject to options held by Transocean's executive officers, (b) the number of Transocean ordinary shares subject to unvested options (including the range of exercise prices and weighted average exercise prices for such unvested options), unvested restricted shares and unvested deferred units held by Transocean's executive officers that will vest as a result of the Transactions, and (c) the estimated total value of such unvested awards based on the closing price of $114.21 per Transocean ordinary share on such date:

	No. of Shares Subject to Options	No. of Shares Subject to Unvested Options	Range of Exercise Price	Weighted Average Exercise Price	Unvested Restricted Shares(a)	Unvested Deferred Units(a)	Total Value of Unvested Awards
Robert L. Long	415,835	187,496	$28.12 - $78.61	$63.85	—	76,150	$18,139,958
Jean P. Cahuzac	81,333	73,863	$28.12 - $78.61	$63.12	18,345	11,898	$7,227,686
Steven L. Newman	56,475	46,185	$28.12 - $78.61	$67.86	16,423	—	$4,016,167
Eric B. Brown	48,727	44,418	$28.12 - $78.61	$63.75	5,744	12,206	$4,291,410
Gregory L. Cauthen	50,569	49,232	$28.12 - $78.61	$61.25	20,831	—	$4,986,236
David J. Mullen	21,180	18,882	$56.34 - $78.61	$73.19	11,215	—	$2,055,462
David A. Tonnel	11,610	10,461	$56.34 - $78.61	$73.72	4,662	—	$956,057

(a)
While the restricted shares awarded to Transocean's executive officers in July 2007 will not vest as a result of the Transactions, the executive officers will receive the following cash payments for those restricted shares pursuant to the

  Reclassification: Robert L. Long ($1,869,432), Jean P. Cahuzac ($787,138), Steven L. Newman ($713,349), Eric B. Brown ($426,351), Gregory L. Cauthen ($426,351), David J. Mullen ($229,592) and David A. Tonnel ($131,195).

  Performance Award and Cash Bonus Plan

        Under Transocean's Performance Award and Cash Bonus Plan, upon a change of control as defined in the plan, plan participants will be deemed to have fully attained all performance objectives under the plan. The Transactions will constitute a change of control for purposes of the plan. Therefore, performance awards for the portion of the performance period prior to the change of control will be deemed to be the maximum amount of the award that could have been earned assuming full attainment of the performance objectives. Transocean's executive officers participate in this plan. The executive officers of Transocean would receive the following payments for 2007 under the plan (assuming a closing date of December 31, 2007):

Robert L. Long	$2,389,250
Jean P. Cahuzac	$1,135,102
Steven L. Newman	$811,241
Eric B. Brown	$590,098
Gregory L. Cauthen	$677,944
David J. Mullen	$481,531
David A. Tonnel	$241,063

  Executive Change of Control Severance Benefit

        Under Transocean's Executive Change of Control Severance Benefit, a covered executive officer is eligible to receive benefits if Transocean terminates the executive officer other than for "cause" (as defined in the policy) or the executive officer resigns for "good reason" (as defined in the policy) following the change of control. Robert L. Long, Jean P. Cahuzac, Eric B. Brown and Gregory L. Cauthen are covered under the policy. The Transactions will constitute a change in control as defined in, and construed under, the policy.

        This policy provides that these executive officers who, within 24 months after a change of control, are terminated by Transocean without "cause" (as defined in the policy) or leave Transocean for "good reason" (as defined in the policy) will receive, in addition to compensation and benefits accrued up to the point of termination, the following:

  •
  a pro rata share of that year's target bonus, as determined by the Executive Compensation Committee of Transocean;

  •
  a lump-sum cash severance payment equal to 2.99 times the sum of base salary and targeted non-equity incentive plan compensation for such executive;

  •
  all outstanding Transocean Long-Term Incentive Plan awards will be treated under the convenience-of-company termination provisions as provided for in the award documents;

  •
  outplacement services not to exceed 5% of the base salary of the executive;

  •
  a gross-up payment in the event the executive officer is subject to a parachute excise tax; provided however, if a 10% reduction in such executive officer's total compensation would result in no excise tax, then such compensation would be reduced accordingly and no gross-up payment would be made to the executive officer; and

  •
  for purposes of calculating the executive's benefit under Transocean's supplemental retirement plan, the executive will be assumed to have three additional years of age and service credits for purposes of vesting and accrual and the executive's employment will be deemed to have continued for three years following termination at the then current annual base salary and target bonus.

        The following table sets forth, for illustrative purposes, payments under the Executive Change of Control Severance Benefit assuming a closing date of December 31, 2007 and the executive officer is terminated by Transocean without cause or leaves Transocean for good reason on January 1, 2008:

	Robert L. Long		Jean P. Cahuzac		Gregory L. Cauthen		Eric B. Brown
Termination in Connection with a Change in Control
Cash Severance Payment	$ 5,531,500		$2,877,875		$1,961,440		$1,807,455
Benefit Continuation	COBRA (If Applicable	)	COBRA (If Applicable	)	COBRA (If Applicable	)	COBRA (If Applicable	)
Deferred Compensation Balance	—		—		161,527		—
Annual Performance Bonus	—		—		—		—
Outplacement	46,250		27,500		20,500		19,500
Pension Benefit (Qualified)	1,279,659		105,361		150,184		408,440
Pension Benefit (Non Qualified)	14,188,033		1,486,379		765,580		2,320,147
Long-Term Incentive Plan Award(a)	4,522,259		1,904,109		1,031,316		1,031,316
Supplemental Savings Plan	229,178		100,288		46,568		48,464
Excise Tax Gross-Up	—		—		—		—
Total Change-in-Control Severance Benefit	$25,796,879	(b)	$6,501,512	(b)	$4,137,115	(b)	$5,635,322	(b)

(a)
Reflects an assumed share price of $114.21 based on the closing price of Transocean ordinary shares on October 1, 2007 multiplied by the remaining 2007 restricted shares and deferred units after the Reclassification, which would fully vest in connection with a termination by Transocean without cause or an executive leaving Transocean for good reason pursuant to the Executive Change of Control Severance Benefit.

(b)
In addition, the unvested equity awards of the covered officers described under "Long-Term Incentive Plan" vest in connection with a change of control.

        Transocean does not currently expect any covered executive officer to be terminated in connection with the Transactions. However, if any covered executive officer is terminated by Transocean without cause or leaves Transocean for good reason within 24 months after the completion of the Transactions, such covered executive officer would be eligible to receive severance benefits. While Messrs. Mullen, Newman and Tonnel are not covered officers under the Executive Change of Control Benefit, they would, in the event of a termination, be entitled to receive certain severance benefits under either Transocean's executive severance benefit policy or the severance plan being established in connection with the Merger. Unlike the Executive Change of Control Benefit, Transocean's executive severance benefit policy does not require a change of control in order for the executive to be entitled to the benefits.

  Ownership of GlobalSantaFe Ordinary Shares

        Siem Industries, Inc., an affiliate of Kristien Siem, a director of Transocean, holds 500,000 ordinary shares of GlobalSantaFe. Siem Industries has indicated that it intends to vote its shares in favor of the GlobalSantaFe proposal.

Interests of GlobalSantaFe Directors and Executive Officers in the Transactions

        In considering the recommendations of the GlobalSantaFe board of directors with respect to the merger agreement, you should be aware that GlobalSantaFe's directors and executive officers have financial and other interests in the Merger in addition to their interests as shareholders of GlobalSantaFe. The GlobalSantaFe board of directors was aware of these additional interests and considered them, among other matters, in reaching its decision to approve the merger agreement and to recommend that GlobalSantaFe shareholders vote to approve the Merger.

  Board of Directors

        At the effective time of the Merger, the board of directors of Transocean will be comprised of seven persons who were designated by Transocean from its current board of directors and seven persons who were designated by GlobalSantaFe from its current board of directors, as more particularly described under "—Governance and Management of Transocean Following the Transactions." Under the terms of the Transocean articles of association to be in effect at the closing of the Transactions, prior to the second anniversary of the effective date of the Merger, any vacancy on Transocean board of directors that relates to a director who was previously a GlobalSantaFe director will be filled by a designee selected by the other former GlobalSantaFe directors who are on the Transocean board. The merger agreement further provides that, at the effective time of the Merger, Robert E. Rose, the current chairman of the board of directors of GlobalSantaFe, will become chairman of the board of directors of Transocean. Under the terms of the Transocean articles of association to be in effect at the closing of the Transactions, any action taken prior to the second anniversary of the effective time of the Merger to remove, replace or appoint a new chairman of the board of Transocean will require the approval of two-thirds of the entire board of directors of Transocean.

  Continuing Employment with Transocean

        At the effective time of the Merger, Jon A. Marshall, the current Chief Executive Officer and President of GlobalSantaFe, will be the President and Chief Operating Officer of Transocean. Under the terms of the Transocean articles of association to be in effect at the closing of the Transactions, any action taken prior to the second anniversary of the effective time of the Merger to remove, replace or appoint a new president and chief operating officer of Transocean will require the approval of two-thirds of the entire board of directors of Transocean.

        In addition, the parties have agreed that the following officers of GlobalSantaFe will serve as officers of Transocean: Cheryl D. Richard will serve as Senior Vice President, Human Resources and Information Technology, and Robert L. Herrin will serve as Vice President, Audit and Advisory Services. Under the terms of the merger agreement, until December 31, 2008, Transocean will provide the employees of GlobalSantaFe as of the day immediately prior to the effective time of the Merger, including these individuals, with salary and (in the aggregate) other employee compensation and benefits no less favorable than the salary and other employee compensation and benefits that they were receiving from GlobalSantaFe at the effective time of the Merger. See "—Employee Benefits Matters" below.

        Furthermore, Transocean has agreed to assume the severance agreements between GlobalSantaFe and certain of its employees, including those of Ms. Richard and Mr. Marshall.

  GlobalSantaFe Options, SARs and Stock Units

        Pursuant to their governing instruments, all GlobalSantaFe options to acquire GlobalSantaFe ordinary shares and stock-settled stock appreciation rights, or GlobalSantaFe SARs, including GlobalSantaFe options and SARs held by directors and executive officers of GlobalSantaFe, that are outstanding at the time of shareholder approval of the Merger will become vested and exercisable at that time. The merger agreement provides that each outstanding GlobalSantaFe option and GlobalSantaFe SAR will become exercisable for Transocean ordinary shares immediately following the effective time of the Merger. In addition, GlobalSantaFe options and SARs that would otherwise expire under their terms will be deemed modified to remain exercisable for their full scheduled term in the event the holder thereof is involuntarily terminated for any reason other than cause within twelve months after the effective time of the Merger. Each outstanding GlobalSantaFe stock unit will be exchanged for and converted into the GlobalSantaFe merger consideration. For a more complete description of the terms of the treatment of the GlobalSantaFe options, SARs and stock units, please see "—GlobalSantaFe Options, SARs and Restricted Stock Units and Assumption of GlobalSantaFe

Stock Plans." Ms. Richard and Messrs. Marshall, Ralls, Dawson, Hunt and McCulloch have agreed that their unvested options and SARs will not become vested and exercisable upon shareholder approval of the Merger, rather that such vesting and exercisability shall occur upon consummation of the Merger. These individuals have also agreed that their stock units will not become payable upon shareholder approval of the Merger, but rather will become payable either upon consummation of the Merger or by March 14 of the year following the year in which shareholder approval occurs.

  GlobalSantaFe Performance Units and Annual Bonuses

        Each executive officer of GlobalSantaFe holds cash-based performance units that were awarded by GlobalSantaFe in 2005. Pursuant to their governing instruments, the performance units each have a $25 cash target value and will pay out at, above or below $25 (with a $0 minimum and a $50 maximum) depending on GlobalSantaFe's performance during a three-year performance period ending December 31, 2007, as measured by GlobalSantaFe's return on invested capital and total shareholder return relative to a peer group of its competitors. Pursuant to their governing instruments, all performance units that are outstanding at the time of GlobalSantaFe shareholder approval of the Merger will be paid (a) at the $25 target value if shareholder approval occurs during 2007, such payment to be made on the date of such approval, or (b) at the value determined by GlobalSantaFe's actual performance during the three-year performance period if shareholder approval occurs after 2007, such payment to be made as soon as practicable after December 31, 2007, but, pursuant to the merger agreement, no later than March 14, 2008; provided, however, that GlobalSantaFe could provide that all outstanding performance units will instead be paid (c) at the value determined by GlobalSantaFe's actual performance during that portion of the three-year performance period ending immediately prior to the effective time of the Merger, such payment being made by March 14, 2008, which would require approval by GlobalSantaFe's Compensation Committee and, in the case of the Chief Executive Officer, ratification by GlobalSantaFe's independent directors and, if shareholder approval occurs during 2007 and the payment is made after shareholder approval, or if such payment is less than the payment that would otherwise be made, the consent of the holder of the performance units. If the performance units were to become payable at the $25 target value upon shareholder approval of the Merger in 2007, the value of the performance units held by each executive officer would be as follows: Ms. Richard—$235,000; Mr. Marshall—$925,000; Mr. Ralls—$487,500; Mr. Dawson—$274,500; Mr. Herrin—$40,000; Mr. Hunt—$312,500; Mr. McCulloch—$387,500; Mr. Morrison—$42,700; and Mr. Simmons—$250,000.

        Each GlobalSantaFe executive officer is also a participant in the GlobalSantaFe 2007 Annual Incentive Plan, which provides for cash bonuses based on GlobalSantaFe's and the individual participant's performance during 2007. Pursuant to the terms of the plan, the annual bonuses will be paid, at the discretion of GlobalSantaFe's Compensation Committee, as soon as practicable after December 31, 2007, but, pursuant to the merger agreement, no later than March 14, 2008. GlobalSantaFe could, however, determine prior to the effective time of the Merger that such bonuses will instead be paid based on performance during only a portion of 2007, ending before the determination is made, which would require approval by GlobalSantaFe's Compensation Committee and, in the case of the Chief Executive Officer, ratification by GlobalSantaFe's independent directors.

        The following table sets forth, as of October 1, 2007, the number of GlobalSantaFe ordinary shares subject to GlobalSantaFe options, SARs and stock units held by GlobalSantaFe's directors and executive officers and the estimated value of the unvested portion of those options, SARs and stock units based on the closing price of $77.35 per GlobalSantaFe ordinary share on such date, which unvested options, SARs and stock units will vest as a result of the Transactions as described in the table under "—Severance Agreements" below. Any changes in the price per GlobalSanteFe ordinary share will affect the values reflected below.

	No. Shares Subject to Options	No. Shares Subject to Unvested Options	Weighted Average Exercise Price of Options	No. Shares Subject to SARs	No. Shares Subject to Unvested SARs	Weighted Average Exercise Price of SARs	No. Shares Subject to Stock Units	No. Shares Subject to Unvested Stock Units	Total Value of Unvested Awards
Directors
W. Richard Anderson	—	—	$—	10,000	10,000	$68.54	3,000	3,000	$320,150
Thomas W. Cason	35,315	—	$31.83	12,000	9,000	$63.01	9,000	9,000	$808,605
Richard L. George	38,000	—	$29.55	12,000	9,000	$63.01	9,000	9,000	$808,605
Edward R. Muller	14,320	—	$36.19	12,000	9,000	$63.01	9,000	9,000	$808,605
Robert E. Rose	16,000	—	$29.35	12,000	9,000	$63.01	9,000	9,000	$808,605
Stephen J. Solarz	3,000	—	$37.72	12,000	9,000	$63.01	9,000	9,000	$808,605
Carroll W. Suggs	39,970	—	$31.05	12,000	9,000	$63.01	9,000	9,000	$808,605
John L. Whitmire	22,640	—	$31.21	12,000	9,000	$63.01	9,000	9,000	$808,605
Executive Officers
Michael R. Dawson	32,376	5,612	$31.18	81,600	67,456	$55.25	27,956	27,956	$3,794,223
Robert Herrin	5,775	5,775	$33.64	7,000	5,742	$55.03	7,230	7,230	$932,839
Roger B. Hunt	13,200	6,600	$37.48	83,200	68,172	$55.00	33,500	33,500	$4,295,097
Jon A. Marshall	509,096	19,140	$32.35	250,400	209,464	$55.60	87,400	87,400	$11,830,874
James L. McCulloch	37,620	8,085	$30.21	85,500	70,030	$54.99	31,800	31,800	$4,262,815
Stephen E. Morrison	890	890	$37.48	24,700	23,816	$56.34	11,956	11,956	$1,454,723
Walter M. Ralls	31,000	10,230	$37.48	121,800	101,128	$55.38	43,900	43,900	$5,903,810
Cheryl D. Richard	4,950	4,950	$37.48	46,308	46,308	$56.42	20,850	20,850	$2,779,281
R.B. Simmons	32,500	5,280	$31.01	62,200	52,408	$55.35	24,670	24,670	$3,214,246

  Severance Agreements

        Eight of GlobalSantaFe's executive officers, Ms. Richard and Messrs. Marshall, Ralls, Dawson, Hunt, McCulloch, Morrison and Simmons, have severance agreements with GlobalSantaFe that include enhanced severance after a change in control. The agreements provide severance benefits in the event of termination of employment other than for "cause" or in the event of voluntary termination for "good reason" (as such terms are defined in the agreements). If there is a change in control of GlobalSantaFe (which is triggered by shareholder approval of the Merger) and the executive has a qualifying termination of employment within the three years following the change in control, the severance benefits include:

  •
  three times annual base salary paid as salary continuation;

  •
  a lump sum equal to three times the highest bonus paid or payable in any one year to the executive in the prior three years;

  •
  gross-up for any applicable parachute excise tax;

  •
  extension of health, dental and life insurance benefits for the salary continuation period (upon employment by another employer, health and dental benefits become secondary to any provided by the new employer);

  •
  immediate vesting of the executive's Supplemental Executive Retirement Plan benefit as if the executive had attained at least age 55 and at least five years of service, thereby entitling the executive to normal retirement benefits commencing at any time on or after the executive's normal retirement date, or early retirement benefits commencing at any time on or after executive attains or would have attained age 55;

  •
  immediate eligibility for non-pension post-retirement benefits as if age 55;

  •
  distribution of deferred compensation under the non-qualified deferred compensation plan; and

  •
  for purposes of calculating the executive's pension plan benefits, continued accrual of service for the salary continuation period.

        Prior to entering into the merger agreement, the GlobalSantaFe board of directors approved the amendment of the severance agreement of Mr. Marshall to extend the period in which he may give notice that a "good reason" event has occurred under his severance agreement from six months to twenty-four months, to provide that he will not be considered to have consented to any event which would otherwise constitute "good reason" under his severance agreement without a signed writing specifically referring to the severance agreement's provision, and to confirm the application of the change-in-control definition in his severance agreement within the context of the merger agreement. In addition, the GlobalSantaFe board of directors approved the amendment of the severance agreements of each of Ms. Richard and Messrs. Ralls, Dawson, Hunt, McCulloch, Morrison and Simmons to provide that the officer will not be considered to have consented to any event that would otherwise constitute "good reason" under the executive officer's severance agreement without a signed writing specifically referring to the severance agreement's provision, and to confirm the application of the change-in-control definition in the executive officer's severance agreement within the context of the merger agreement.

        The table below sets forth, for illustrative purposes, the potential payments to each GlobalSantaFe executive officer assuming a GlobalSantaFe ordinary share price of $77.35 per share (based on the closing price on the record date), a closing date of December 31, 2007, and assuming the employment of the executive officer is terminated by Transocean without cause or the executive officer leaves Transocean for good reason on January 1, 2008. Ms. Richard and Messrs. Marshall and Morrison are expected to continue as officers with the combined company and, as a result, will not become entitled to the potential payments, except for the portion of the payments that relates solely to a change in control (as described in footnotes (b) and (d) to the table), unless they leave the combined company for good reason or are terminated without cause within three years following the change in control.

	Jon A. Marshall	W. Matt Ralls	James L. McCulloch	Michael R. Dawson	R. Blake Simmons	Cheryl D. Richard	Stephen E. Morrison	Roger B. Hunt
Cash:
Severance (Base + Bonus)(a)	$7,650,000	$3,750,000	$2,587,500	$2,587,500	$2,242,500	$1,980,000	$1,650,000	$2,518,500
2007 Bonus	$1,700,000	$750,000	$487,500	$487,500	$422,500	$360,000	$300,000	$474,500

Total Cash	$9,350,000	$4,500,000	$3,075,000	$3,075,000	$2,665,000	$2,340,000	$1,950,000	$2,993,000

Performance Units(b)	$925,000	$487,500	$387,500	$274,500	$250,000	$235,000	$42,700	$312,500
Enhanced Retirement (pension, SERP, PEP)(c)	$3,649,299	$3,010,471	$898,411	$2,358,504	$1,544,585	$1,343,379	$1,752,290	$1,692,269
Benefits Continuation	$39,720	$31,641	$39,369	$29,130	$38,919	$28,455	$28,005	$39,279
Equity Awards:
PARSU	$6,760,390	$3,395,665	$2,459,730	$2,162,397	$1,908,225	$1,612,748	$924,797	$2,591,225
Stock Options	$763,112	$407,870	$322,349	$222,776	$210,514	$197,357	$35,484	$263,142
SARs	$4,307,372	$2,100,275	$1,480,736	$1,409,050	$1,095,507	$969,176	$494,442	$1,440,730

Total Equity Awards(d)	$11,830,874	$5,903,810	$4,262,814	$3,794,222	$3,214,245	$2,779,280	$1,454,723	$4,295,097

Total Change-in-Control Benefits	$25,794,893	$13,933,422	$8,663,094	$9,531,382	$7,712,749	$6,726,114	$5,227,731	$9,332,145
Excise Tax Gross-up	$6,145,445	$3,333,563	$1,801,452	$2,703,417	$1,784,146	$1,782,115	$1,703,226	$—
Deferred Comp Balance	$556,097	$—	$—	$—	$—	$—	$—	$—

Total	$32,496,435	$17,266,985	$10,464,546	$12,234,799	$9,496,895	$8,508,229	$6,930,957	$9,332,145

(a)
Amount equal to three times annual base salary, which would be paid as 36 months of salary continuation and an amount equal to three times the highest bonus paid or payable in any one year to the executive officer during the prior three years.

(b)
The amounts in this row describe "single-trigger" benefits, which vest or become payable solely because a change in control occurs under their governing instruments.

(c)
This amount reflects the incremental present value of the continued accrual of service for the salary continuation period for purposes of all pension benefits and the immediate vesting of the executive's SERP benefits as if the executive had attained at least age 55 and at least five years of service. In addition, in the case of Mr. Ralls, this amount reflects the incremental present value of his supplemental agreement, which provides that if his employment is terminated for any reason after he attains age 58, he is entitled to immediate vesting of benefits under the SERP as if he had attained age 62 and 15 years of service and the bonus used to compute benefits shall be the greater of the actual bonus or $250,000. The amounts set forth represent only the present value of the additional benefit derived from these enhancements and do not include the present value of the regular pension benefits that would also be payable. The present value of the regular pension benefits that would also be payable are as follows: Mr. Marshall—$11,701,997; Mr. Ralls—$6,533,582; Mr. McCulloch—$4,271,244; Mr. Dawson—$1,615,983; Mr. Simmons—$1,175,882; Ms. Richard—$459,401; Mr. Morrison—$680,677; and Mr. Hunt—$4,572,601.

(d)
The amounts in this row describe "single-trigger" benefits, which vest or become payable solely because a change in control occurs under their governing instruments. The equity award values are based on the closing price of $77.35 per share on October 1, 2007. Ms. Richard and Messrs. Marshall, Ralls, Dawson, Hunt and McCulloch have agreed that their unvested options and SARs will not become vested and exercisable upon shareholder approval of the Merger, rather that such vesting and exercisability shall occur upon consummation of the Merger. These individuals have also agreed that their stock units will not become payable upon shareholder approval of the Merger, but rather will become payable either upon consummation of the Merger or on March 14 of the year following the year in which shareholder approval occurs. Provided that an executive officer's employment is not terminated without cause and the executive officer does not leave employment for good reason following the change in control, then only the single-trigger benefits will vest or become payable, no excise tax will be incurred, and the total change-in-control benefits for the executive will be as follows: Mr. Marshall—$12,755,874; Mr. Ralls—$6,391,310; Mr. McCulloch—$4,650,314; Mr. Dawson—$4,068,748; Mr. Simmons—$3,464,245; Ms. Richard—$3,014,280; Mr. Morrison—$1,497,436; and Mr. Hunt—$4,607,597.

  Indemnification and Insurance

        Transocean has also agreed to provide indemnification to, and maintain directors' and officers' liability insurance for, the GlobalSantaFe directors and officers as described under "The Merger Agreement—Covenants—Indemnification and Directors' and Officers' Insurance."

Exchange of Transocean Ordinary Shares and GlobalSantaFe Ordinary Shares for Transocean Ordinary Shares

        Each Transocean ordinary share outstanding immediately prior to the effective time of the Reclassification will be reclassified as, and exchanged for, 0.6996 Transocean ordinary shares and $33.03 in cash. Each GlobalSantaFe ordinary share outstanding immediately prior to the effective time of the Merger will be exchanged for 0.4757 Transocean ordinary shares (after giving effect to the Reclassification) and $22.46 in cash. To allow Transocean and GlobalSantaFe shareholders to exchange their certificates for Transocean ordinary shares, Transocean will deposit with an exchange agent Transocean ordinary shares to be issued and cash to be paid in connection with the Transactions (plus cash in lieu of fractional shares and unpaid distributions, if any) that will be issued in exchange for Transocean ordinary shares and GlobalSantaFe ordinary shares. The exchange agent will then mail to each holder of record of Transocean ordinary shares and GlobalSantaFe ordinary shares a transmittal form that will contain instructions for the surrender of Transocean or GlobalSantaFe ordinary share certificates to be exchanged in the Transactions. Holders of Transocean or GlobalSantaFe ordinary shares who surrender to the exchange agent their share certificates, along with the transmittal form, will receive the number of Transocean ordinary shares that they are entitled to receive and a check representing the aggregate amount of cash consideration and cash in lieu of fractional shares and unpaid dividends and distributions that the shareholders may have a right to receive. Transocean intends to implement a direct registration system at the closing of the Transactions under which all of the Transocean ordinary shares issued in the Transactions will be issued in uncertificated book-entry form.

        The surrendered Transocean and GlobalSantaFe certificates will be canceled. If any Transocean or GlobalSantaFe share certificates are presented to Transocean or the exchange agent after the effective time of the Transactions, then those certificates will be canceled and exchanged for Transocean ordinary shares and a check representing the aggregate amount of cash consideration and cash in lieu of fractional shares that a holder of Transocean or GlobalSantaFe shares, as applicable, is entitled to receive under the merger agreement.

        None of Transocean, the exchange agent or any other person will be liable to any former Transocean or GlobalSantaFe shareholder for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

Employee Benefits Matters

        At the effective time of the Merger, all employees of Transocean, GlobalSantaFe and their subsidiaries as of the day immediately prior to the effective time (the "Affected Employees") initially will continue to be employed by Transocean and its subsidiaries at the same salaries and wages of such employees immediately prior to the Merger. During the period from the effective time until December 31, 2008, Transocean will:

  •
  provide each Affected Employee with an annual salary rate or hourly wage rate, as applicable, that is no less favorable to such Affected Employee than the salary rate or wage rate provided to such Affected Employee immediately prior to the effective time; and

  •
  provide Affected Employees who were employed by GlobalSantaFe as of the day immediately prior to the effective time, in the aggregate, with employee compensation and benefits no less favorable in the aggregate than those provided by GlobalSantaFe immediately prior to the effective time.

        With respect to each Affected Employee, Transocean will credit the period of employment and service recognized by the applicable employer immediately prior to the effective time to have been employment and service with Transocean for purposes of determining the employee's eligibility to join (subject to satisfaction of all nonservice-related eligibility criteria) and vesting (but not benefit accrual for any purpose other than vacation pay, severance and termination pay, sick leave and post-retirement health coverage and satisfaction of early retirement criteria) under all employee benefit plans, programs, policies or similar employment-related arrangements of Transocean in which the Affected Employee is eligible to participate; provided, however, that no such credit shall be provided to the extent it would result in a duplication of credit or benefits. Transocean will waive, and to the extent necessary to effect the provisions of the merger agreement, will use its best efforts to cause the relevant insurance carriers and other third parties to waive, any restrictions and limitations for medical conditions existing as of the effective time of the Merger of those employees and their dependents who were covered immediately prior to the effective time of the Merger under a group health plan maintained by Transocean or GlobalSantaFe, but only to the extent that this medical condition would be covered by Transocean's group health plan if it were not a preexisting condition and only to the extent that such limitations would not have applied under Transocean or GlobalSantaFe's group health plan prior to the effective time of the Merger.

        Transocean will offer at the effective time of the Merger to each Affected Employee coverage under a group health plan which credits such employee towards the deductibles, coinsurance and maximum out-of-pocket provisions imposed under such group health plan, for the year during which the effective time of the Merger (or such later date as the employees participate in such group health plan) occurs, with any applicable expenses already incurred during such year under Transocean or GlobalSantaFe's group health plan.

        Transocean will establish a severance plan, effective for no less than the period from the effective time of the Merger until the second anniversary of the effective time, for the benefit of Affected Employees on a U.S. dollar payroll who are eligible to participate.

        Transocean will pay to each Affected Employee who was employed by Transocean immediately prior to the effective time of the Merger an amount, to the extent then unpaid, equal to the annual incentive bonus to which the Affected Employee would be entitled under the terms of Transocean's 2007 Performance Award and Cash Bonus Plan and applicable award letters. No later than March 14, 2008, Transocean will pay to each Affected Employee who was employed by GlobalSantaFe immediately prior to the effective time of the Merger (or if the effective time has not yet occurred on March 14, 2008, GlobalSantaFe will pay to each person who is an employee of GlobalSantaFe by such date) amounts equal to:

  •
  any annual incentive bonus to which GlobalSantaFe determined (prior to the effective time) the Affected Employee (or employee, as the case may be) would be entitled under GlobalSantaFe's 2007 non-equity annual incentive plans; and

  •
  any amount to which GlobalSantaFe determined (prior to the effective time) that the Affected Employee (or employee, as the case may be) would be entitled with respect to GlobalSantaFe's outstanding cash-based performance units.

        If the employment of an Affected Employee who would otherwise be entitled to a payment under the first and/or second bullet above is involuntarily terminated, or such an Affected Employee voluntarily terminates employment after attaining age 55 and five years of service, prior to March 14, 2008, the payment or payments will nevertheless be made to such Affected Employee by March 14, 2008.

        In the event the effective time occurs in 2008, immediately prior to the effective time:

  •
  Transocean will have the right to pay each Affected Employee who was eligible to receive an annual incentive bonus under the Transocean Performance Award and Cash Bonus Plan in effect at such time a cash bonus for the period from January 1, 2008, through the effective time equal to a pro rata portion of the total maximum bonus payable for 2008 under such plan, which will not exceed the maximum target payout percentage established for 2007, provided that the CFROMC, or Cash Flow Return on Market Capitalization, factor used for this purpose will not exceed 1.0; and

  •
  GlobalSantaFe will have the right to pay each Affected Employee who was eligible to receive an annual incentive bonus under GlobalSantaFe's 2007 non-equity annual incentive plans a cash bonus for the period from January 1, 2008, through the effective time which shall not exceed a pro rata portion of the total bonus paid or payable to the affected employee under the applicable 2007 plan, in each case determined on the basis of the number of days elapsed from January 1, 2008, through the effective time, with such payments to be in lieu of the portion of the annual bonus that would otherwise be paid with respect to such period. The board of directors of Transocean, or any committee designated by the board of directors, will establish performance goals and cash bonus targets for the period following the effective time in its discretion.

        All Transocean cash-settled stock appreciation rights outstanding at the effective time of the Reclassification will remain outstanding following such effective time, except that immediately following such effective time:

  •
  each such award will be exercisable with respect to that whole number of Transocean ordinary shares equal to the product (rounded down to the nearest whole share) of the number of Transocean ordinary shares to which the award related immediately prior to the effective time of the Reclassification multiplied by the Transocean Adjustment Fraction (as defined below under "—Adjustment of Transocean Stock Options"); and

  •
  the exercise price per Transocean ordinary share will be an amount equal to the exercise price per Transocean ordinary share in effect immediately prior to the effective time of the Reclassification divided by the Transocean Adjustment Fraction (the price per share, as so determined, being rounded up to the nearest whole cent) and, as adjusted, each such award shall remain exercisable in accordance with its terms.

        The matters described in this section are summaries of provisions of the merger agreement that are subject to waiver or amendment by the parties to the merger agreement. These provisions are not intended to grant third-party beneficiary rights to any person that is not a party to the merger agreement.

Adjustment of Transocean Stock Options

        At the effective time of the Reclassification, all outstanding options to acquire Transocean ordinary shares will remain outstanding and will become fully vested and exercisable. Immediately following the effective time of the Reclassification:

  •
  each option will be exercisable for a whole number of Transocean ordinary shares equal to the product (rounded down to the nearest whole share) of the number of Transocean ordinary shares subject to such option immediately prior to the effective time of the Reclassification multiplied by the Transocean Adjustment Fraction (as defined below); and

  •
  the exercise price per Transocean ordinary share will be an amount equal to the exercise price per Transocean ordinary share subject to such option in effect immediately prior to the effective time of the Reclassification divided by the Transocean Adjustment Fraction (the price per share, as so determined, being rounded up to the nearest whole cent).

        In addition, Transocean options that would otherwise expire under their terms will be deemed modified to remain exercisable for their full scheduled term in the event the holder of any such Transocean option is involuntarily terminated for any reason other than cause within twelve months after the effective time of the Merger.

        For purposes of this joint proxy statement, (1) "VWAP" means, as of any specified date, the volume-weighted average price per share of Transocean ordinary shares on the New York Stock Exchange during the period beginning at 9:30 a.m., New York City time (or such other time as is the official open of trading on the New York Stock Exchange) and ending at 4:00 p.m., New York City time (or such other time as is the official close of trading on the New York Stock Exchange), as calculated by Xignite, Inc., (2) the "Transocean Adjustment Fraction" means (A) the VWAP of the Transocean ordinary shares on the last trading day immediately preceding the closing date of the Transactions, divided by (B) the Post-Closing Transocean Ordinary Share Fair Market Value, and (3) the "Post-Closing Transocean Ordinary Share Fair Market Value" means (A) the VWAP of the Transocean ordinary shares on the last trading day immediately preceding the closing date of the Transactions minus $33.03, divided by (B) 0.6996.

GlobalSantaFe Options, SARs and Restricted Stock Units and Assumption of GlobalSantaFe Stock Plans

        Except as described below, the GlobalSantaFe options and stock-settled stock appreciation rights, or GlobalSantaFe SARs, and the relevant GlobalSantaFe stock plans, as in effect at the effective time of the Merger, will remain in effect and be assumed by Transocean.

  Stock Options

        All options to acquire GlobalSantaFe ordinary shares that were granted under GlobalSantaFe stock plans will remain outstanding following the effective time of the Merger, subject to certain modifications, as described below. Prior to the effective time of the Merger, Transocean and GlobalSantaFe will take all actions required to permit the assumption of such GlobalSantaFe options by Transocean. Each GlobalSantaFe option assumed by Transocean will, to the extent provided by the applicable governing instruments, and to the extent not already fully vested and exercisable, be fully vested and exercisable as of the effective time of the Merger and will otherwise be subject to the same terms and conditions as under the applicable governing instruments except that immediately following the effective time of the Merger:

  •
  each GlobalSantaFe option will be exercisable for a whole number of Transocean ordinary shares equal to the product (rounded down to the nearest whole share) of the number of GlobalSantaFe ordinary shares subject to that GlobalSantaFe option immediately prior to the effective time of the Merger multiplied by the GlobalSantaFe Adjustment Fraction (as defined below), and

  •
  the exercise price per Transocean ordinary share will be an amount equal to (rounded up to the nearest whole cent) the exercise price per GlobalSantaFe ordinary share subject to such GlobalSantaFe option in effect immediately prior to the effective time of the Merger divided by the GlobalSantaFe Adjustment Fraction (the share price, as so determined, being rounded up to the nearest whole cent).

In addition, GlobalSantaFe options that would otherwise expire under their terms will be deemed modified to remain exercisable for their full scheduled term in the event the holder of any such

GlobalSantaFe option is involuntarily terminated for any reason other than cause within twelve months after the effective time of the Merger.

        For purposes of the foregoing, the "GlobalSantaFe Adjustment Fraction" means (1) the VWAP of the GlobalSantaFe ordinary shares on the last trading day immediately preceding the closing date of the Transactions, divided by (2) the Post-Closing Transocean Ordinary Share Fair Market Value.

  Stock Appreciation Rights

        At the effective time of the Merger, all GlobalSantaFe stock-settled SARs outstanding at the effective time of the Merger under the GlobalSantaFe stock plans will remain outstanding following the effective time of the Merger, subject to certain modifications, as described below. Prior to the effective time of the Merger, GlobalSantaFe and Transocean will take all actions required to permit the assumption of the GlobalSantaFe SARs by Transocean. Each GlobalSantaFe SAR assumed by Transocean will, to the extent provided by the applicable governing instruments, and to the extent not already fully vested and exercisable, be fully vested and exercisable as of the effective time of the Merger and will otherwise be subject to the same terms and conditions as under the applicable governing instrument, except that immediately following the effective time:

  •
  each GlobalSantaFe SAR will be exercisable for a whole number of Transocean ordinary shares equal to the product (rounded down to the nearest whole share) of the number of GlobalSantaFe ordinary shares subject to that GlobalSantaFe SAR immediately prior to the effective time of the Merger multiplied by the GlobalSantaFe Adjustment Fraction, and

  •
  the exercise price per Transocean ordinary share will be an amount equal to (rounded up to the nearest whole cent) the exercise price per GlobalSantaFe ordinary share subject to such GlobalSantaFe SAR in effect immediately prior to the effective time of the Merger divided by the GlobalSantaFe Adjustment Fraction.

In addition, GlobalSantaFe SARs that would otherwise expire under their terms will be deemed modified to remain exercisable for their full scheduled term in the event the holder of any such GlobalSantaFe SAR is involuntarily terminated for any reason other than cause within twelve months after the effective time of the Merger.

  Restricted Stock Units

        Each restricted stock unit with respect to GlobalSantaFe ordinary shares outstanding immediately prior to the effective time of the Merger under the GlobalSantaFe stock plans will, as of the effective time of the Merger, be converted into and exchanged for the GlobalSantaFe merger consideration.

Treatment of Transocean Warrants and Convertible Debentures

        As of September 28, 2007, warrants to purchase 2,706,550 Transocean ordinary shares at an exercise price of $19 per share were outstanding. The warrant agreement for these warrants provides that, as a result of the Reclassification, the warrants become exercisable for 0.6996 Transocean ordinary shares for each Transocean ordinary share for which the warrants were previously exercisable at an adjusted exercise price equal to an amount determined pursuant to specified formulas in Sections 17(a) and (c) of the warrant agreement. Transocean believes that the adjustment of the number of Transocean ordinary shares for which the warrants are exercisable and the exercise price pursuant to the warrant agreement will not allow holders to receive the full economic benefit of the Reclassification. In order to place the warrantholders in a position more comparable to that of ordinary shareholders, Transocean currently intends to allow warrantholders to receive upon exercise following the Reclassification 0.6996 Transocean ordinary shares and $33.03 (i.e., the same consideration that a warrantholder would have owned immediately after the Reclassification if the warrantholder had exercised its warrant immediately before the Reclassification) for each Transocean ordinary share for which the warrants were previously exercisable, at an exercise price of $19 per Transocean ordinary share for which the warrants were exercisable prior to the Reclassification.

        Prior to consummation of the Transactions, Transocean currently expects to call for redemption its Zero Coupon Convertible Debentures due May 2020 and its 1.5% Convertible Debentures due 2021. If not so redeemed, in accordance with the indentures governing the Zero Coupon Convertible Debentures and the 1.5% Convertible Debentures, as a result of the Reclassification, the debentures will become convertible into 0.6996 Transocean ordinary shares and $33.03 for each Transocean ordinary share for which the debentures were previously convertible.

Dividend Policy

        Transocean does not generally pay cash dividends. Any future declaration and payment of any cash dividends following the completion of the Transactions will (1) depend on Transocean's results of operations, financial condition, cash requirements and other relevant factors, (2) be subject to the discretion of Transocean's board of directors, (3) be subject to restrictions contained in the bridge loan facility and other debt covenants of the combined company and (4) be payable only out of Transocean's profits or share premium account in accordance with Cayman Islands law.

Accounting Treatment and Considerations

        Transocean will account for the Reclassification as a reverse stock split and dividend and will account for the Merger using the purchase method of accounting with Transocean treated as the acquiror. Because of the accounting treatment for the Reclassification, any comparison of estimated or actual earnings per share for 2008 and 2009 to prior periods of Transocean will be affected by the required restatement of prior period earnings per share after the Reclassification in accordance with U.S. GAAP.

        As the accounting acquiror, Transocean's assets and liabilities will remain at historical amounts. In applying purchase accounting, Transocean will record the assets and liabilities of GlobalSantaFe at their estimated fair values at the closing date of the Transactions with the excess of the purchase price over the sum of such fair values recorded as goodwill. For purposes of the pro forma financial statements, the $17.5 billion purchase price is calculated using the estimated number of Transocean ordinary shares to be issued in the Merger and a $113.11 per share average trading price of Transocean ordinary shares for a period of time immediately before and after the Transactions were announced, plus estimated cash consideration to be paid to GlobalSantaFe shareholders based on the number of GlobalSantaFe ordinary shares estimated to be outstanding at the time of the Merger and cash consideration of $22.46 per share plus estimated direct Merger costs and expenses and the estimated fair value of

GlobalSantaFe stock options and share appreciation rights to be assumed by Transocean. The calculated purchase price is for accounting purposes only and is not indicative of the price at which Transocean ordinary shares will trade immediately before the completion of the Merger or the value of the Transocean ordinary shares to be received by holders of ordinary shares of GlobalSantaFe in connection with the Merger or by holders of Transocean ordinary shares in connection with the Reclassification.

        The estimated $9.6 billion cash payment, which is characterized as a dividend for accounting purposes, to Transocean shareholders is calculated based on the number of Transocean ordinary shares estimated to be outstanding at the time of the Reclassification.

Accretion and Dilution Considerations

        As indicated in "—Opinion of Goldman, Sachs & Co.—Accretion/Dilution Analysis," Transocean management's estimated earnings per share and cash flow per share of the combined company for 2008 and 2009 (as provided to Goldman Sachs in July 2007 for purposes of its opinion) after the Transactions exceeded the estimated earnings per share and cash flow per share of Transocean on a standalone basis (assuming no Transactions are completed). Similarly, as indicated in "—Opinion of Lehman Brothers Inc.," the Lehman Brothers pro forma merger model provides that for the combined company, the estimated 2008 and 2009 cash flow per share and earnings exceeded the estimated cash flow per share and earnings of Transocean on a standalone basis (assuming no Transactions are completed). If the standalone estimated 2008 and 2009 earnings per share are adjusted to reflect the reverse stock split in a similar fashion to how historical earnings per share will be adjusted for U.S. GAAP, then the Transactions would be dilutive to both estimated earnings and cash flow per share. Without the Reclassification, the Merger by itself would be accretive to such estimated earnings and cash flow per share in 2008 and 2009.

Material U.S. Federal Income Tax Consequences

Scope of Discussion

        The following discussion summarizes the material U.S. federal income tax consequences of (1) the Reclassification to U.S. holders and non-U.S. holders (as defined below) of Transocean ordinary shares, (2) the Merger to U.S. holders and non-U.S. holders of GlobalSantaFe ordinary shares, and (3) the subsequent ownership and disposition of Transocean ordinary shares.

        This discussion is based upon the Internal Revenue Code of 1986, as amended, Treasury Regulations promulgated under the Internal Revenue Code, court decisions, published positions of the Internal Revenue Service and other applicable authorities, all as in effect on the date of this document and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold Transocean ordinary shares or GlobalSantaFe ordinary shares, and who will after the Reclassification and the Merger hold Transocean ordinary shares, as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion does not address all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special treatment under U.S. federal income tax laws, such as:

  •
  a financial institution,

  •
  a tax-exempt organization,

  •
  an S corporation or other pass-through entity,

  •
  an insurance company,

  •
  a mutual fund,

  •
  a dealer in stocks and securities, or foreign currencies,

  •
  a trader in securities who elects the mark-to-market method of accounting for its securities,

  •
  a holder of Transocean ordinary shares or GlobalSantaFe ordinary shares who is subject to the alternative minimum tax provisions of the Internal Revenue Code,

  •
  a holder of Transocean ordinary shares or GlobalSantaFe ordinary shares who received the Transocean ordinary shares or GlobalSantaFe ordinary shares through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan,

  •
  a non-corporate holder of Transocean ordinary shares or GlobalSantaFe ordinary shares who, because of limitations under U.S. securities laws or other legal limitations, is not free to dispose of those shares without restriction,

  •
  a holder of Transocean ordinary shares who, at any time within the five year period ending on the date of the Reclassification, has actually or constructively owned 10% or more of the Transocean ordinary shares or who, immediately before the Reclassification, owns 5% or more of the Transocean ordinary shares,

  •
  a holder of GlobalSantaFe ordinary shares who, at any time within the five year period ending on the date of the Merger, has actually or constructively owned 10% or more of the GlobalSantaFe ordinary shares or who, immediately before the Merger, owns 5% or more of the GlobalSantaFe ordinary shares,

  •
  a holder of GlobalSantaFe ordinary shares who, immediately after the Merger, will actually or constructively own at least 5% of the Transocean ordinary shares,

  •
  any person who, at any time after the Merger, actually or constructively owns 10% or more of the total combined voting power of all classes of Transocean stock entitled to vote,

  •
  certain expatriates or former long-term residents of the United States or a person that has a functional currency other than the U.S. dollar,

  •
  a domestic personal holding company,

  •
  a regulated investment company,

  •
  a real estate investment trust,

  •
  a controlled foreign corporation,

  •
  a passive foreign investment company, or

  •
  a holder of Transocean ordinary shares or GlobalSantaFe ordinary shares who holds Transocean ordinary shares or GlobalSantaFe ordinary shares as part of a hedge, straddle, wash sale, synthetic security, conversion transaction or other integrated transaction comprised of Transocean ordinary shares or GlobalSantaFe ordinary shares and one or more investments.

        Moreover, this discussion does not address any aspect of non-income taxation or state, local or foreign taxation. No ruling has been or will be obtained from the Internal Revenue Service regarding the Reclassification or the Merger. While receipt of opinions of counsel on certain tax consequences of the Reclassification and the Merger are conditions to the closing of the Transactions, an opinion of counsel is not a guarantee of a result, since such an opinion merely represents counsel's best legal judgment and is not binding on the Internal Revenue Service or the courts. In addition, the parties have not received and do not expect to receive opinions of counsel except as specifically described below. As a result, no assurance can be given that the Internal Revenue Service will not assert, or that a court will not sustain, a position contrary to any of the conclusions set forth below.

        As used in this summary, a "U.S. holder" is a beneficial owner of Transocean ordinary shares or GlobalSantaFe ordinary shares who for U.S. federal income tax purposes is:

  •
  an individual U.S. citizen or resident alien,

  •
  a corporation or other entity created or organized under U.S. law (federal or state) and treated as a corporation for U.S. federal income tax purposes,

  •
  an estate whose worldwide income is subject to U.S. federal income tax, or

  •
  a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

        A "non-U.S. holder" of Transocean ordinary shares or GlobalSantaFe ordinary shares is a holder, other than an entity or arrangement treated as a partnership for U.S. federal income tax purposes, that is not a U.S. holder. For purposes of this summary, "holder" or "shareholder" means either a U.S. holder or a non-U.S. holder or both, as the context may require.

        If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Transocean ordinary shares or GlobalSantaFe ordinary shares, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership. Holders of Transocean ordinary shares or GlobalSantaFe ordinary shares that are partnerships and partners in these partnerships are urged to consult their tax advisers regarding the U.S. federal income tax consequences to them of the Reclassification or the Merger.

        The treatment of holders of Transocean ordinary shares or GlobalSantaFe ordinary shares in some cases could be materially different from that described below if Transocean or GlobalSantaFe were a passive foreign investment company in a prior taxable year or were a passive foreign investment company in the taxable year in which the Reclassification and the Merger occur. Transocean and GlobalSantaFe in each case believes that it has not been a passive foreign investment company in any prior taxable year and does not expect to be a passive foreign investment company in the taxable year in which the Reclassification and the Merger occur.

        In the discussion which follows, it is assumed that neither Transocean nor GlobalSantaFe has been a passive foreign investment company in any prior taxable year or will be a passive foreign investment company in the taxable year in which the Reclassification and the Merger occur. It is also assumed, as Transocean expects to be the case, that Transocean will continue to be a foreign corporation in the future and that its ordinary shares will continue to be listed on the New York Stock Exchange.

        THIS SUMMARY IS NOT A SUBSTITUTE FOR AN INDIVIDUAL ANALYSIS OF THE TAX CONSEQUENCES OF THE RECLASSIFICATION OR THE MERGER TO YOU. WE URGE YOU TO CONSULT A TAX ADVISER REGARDING THE PARTICULAR FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE RECLASSIFICATION OR THE MERGER IN LIGHT OF YOUR OWN SITUATION.

Opinions of Counsel

        It is a condition to the obligation of Transocean to close the Reclassification and the Merger that it shall have received the opinion of its counsel, Baker Botts L.L.P., effective as of the date of the closing of the Transactions, that (1) Transocean shareholders will recognize no income or gain in the Reclassification except with respect to cash received in the Reclassification and (2) the Merger will be treated as a reorganization qualifying under section 368(a) of the Internal Revenue Code. It is a condition to the obligation of GlobalSantaFe to close the Merger that it shall have received the opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, effective as of the date of the closing of the Transactions, that the Merger will be treated as a reorganization qualifying under section 368(a) of the Internal Revenue Code.

        The opinions of counsel may state that the conclusions expressed therein are not entirely free from doubt and may include other qualifications and limitations as expressed therein. These opinions are and will be based on U.S. federal income tax law in effect as of the date of the opinions. In rendering their opinions, Baker Botts L.L.P. and Skadden, Arps, Slate, Meagher & Flom LLP will rely on certain assumptions, including assumptions regarding the absence of changes in existing facts and the completion of the Reclassification and the Merger strictly in accordance with the merger agreement and this joint proxy statement. Counsel will also rely upon certain representations and covenants in the merger agreement as well as representation letters provided by Transocean and GlobalSantaFe and will assume that these representations are true, correct and complete without regard to any knowledge limitation and that these covenants will be complied with. If any of these assumptions or representations are inaccurate in any way, or any of the covenants are not complied with, the opinions could be adversely affected. In addition, counsel will rely upon the opinions of Cayman Islands counsel as to certain matters of Cayman Islands law.

        In the remainder of this discussion, except as otherwise indicated, it is assumed that the opinions of counsel described above will be delivered at closing and that, notwithstanding any qualifications or limitations in the opinions, (1) Transocean shareholders will recognize no income or gain in the Reclassification except with respect to cash received in the Reclassification and (2) the Merger will be treated as a reorganization qualifying under section 368(a) of the Internal Revenue Code.

The Reclassification

        The following is a discussion of the material U.S. federal income tax consequences to the holders of Transocean ordinary shares of the Reclassification and, in the case of non-U.S holders, of the subsequent ownership and disposition of the Transocean ordinary shares. The discussion is subject to the assumptions and limitations set forth above in "—Material U.S. Federal Income Tax Consequences—Scope of Discussion" and "—Opinions of Counsel."

  U.S. Holders of Transocean Ordinary Shares

        Transocean expects that the cash paid by Transocean to its shareholders in the Reclassification will be treated as paid in redemption of a pro rata portion of their Transocean ordinary shares (i.e., approximately 30.04%, which represents the portion of each Transocean ordinary share which, under the merger agreement, is to be exchanged for cash). Transocean presently intends to so treat the Reclassification for relevant reporting purposes. However, it is possible that the Reclassification will be treated as a recapitalization under section 368(a)(1)(E) of the Internal Revenue Code. The differences between treatment as a redemption and as a recapitalization are as described below.

        Treatment of the Reclassification as a Redemption.    If the cash delivered in the Reclassification is treated as received in a redemption, then a U.S. holder of Transocean ordinary shares will recognize capital gain or loss equal to the difference between the cash received from Transocean and the allocable tax basis of the shares considered to be redeemed, if any of the following tests is satisfied:

  •
  the redemption is "substantially disproportionate" for the shareholder;

  •
  the redemption is "not essentially equivalent to a dividend" for the shareholder; or

  •
  the redemption results in a complete termination of the shareholder's interest in Transocean.

        These tests are prescribed by section 302 of the Internal Revenue Code and will sometimes be referred to as the "section 302 tests."

        Gain or loss will be computed separately with respect to each identified block (that is, stock acquired at the same time for the same price) of Transocean ordinary shares redeemed. Capital gain or loss of a U.S. holder generally will be long-term capital gain or loss if the Transocean ordinary shares have been held by the U.S. holder for more than one year. Under current law, long-term capital gain of non-corporate U.S. holders is subject to tax at a maximum rate of 15%. There are limitations on the deductibility of capital losses.

        As indicated, Transocean expects that the portion of the shares considered to be redeemed from each of its shareholders will be approximately 30.04%, which represents the portion of each Transocean ordinary share which, under the merger agreement, is to be exchanged for cash. It is possible but, in Transocean's view, unlikely, that some other portion of the shares might be considered to be redeemed, in which case the allocable basis for determining the amount of capital gain or loss for shareholders qualifying for such treatment would be affected.

        Under the merger agreement, Transocean shareholders will receive cash payments in lieu of fractional shares. If the Reclassification is treated as a redemption, cash paid for a fractional share will be treated as additional proceeds of the redemption.

        Each of the section 302 tests requires, in one manner or another, that a shareholder's proportionate interest in Transocean (i.e., the percentage of Transocean ordinary shares that the shareholder owns) be reduced by the redemption. Dispositions or acquisitions of Transocean ordinary shares which are contemporaneous with the Reclassification and the Merger may be deemed to be part of a single integrated transaction with the Reclassification and the Merger and may be taken into account in determining whether any of the section 302 tests has been satisfied.

        In applying the section 302 tests, U.S. holders must take into account not only the Transocean ordinary shares that they actually own but also any Transocean ordinary shares they are treated as owning under the constructive ownership rules described in section 318 of the Internal Revenue Code (as modified by section 302(c)). Under the constructive ownership rules, a shareholder is treated as constructively owning any Transocean ordinary shares that are owned by certain related individuals or entities and any Transocean ordinary shares that the shareholder has the right to acquire by exercise of an option or by conversion or exchange of a security. In the remainder of this discussion, references to ownership of stock include constructive as well as actual ownership.

        Under the "substantially disproportionate" test, the percentage of Transocean ordinary shares which the shareholder owns after the redemption must be less than 80% of the percentage of the Transocean ordinary shares owned by the shareholder immediately before the redemption. Under the "not essentially equivalent to a dividend" test, the reduction in the shareholder's interest in Transocean in the redemption must be a "meaningful reduction" in light of the shareholder's particular facts and circumstances. The Internal Revenue Service has indicated that even a small reduction in the interest of a minority shareholder that owns a small number of shares in a publicly and widely held corporation and that exercises no control over corporate affairs would be a meaningful reduction for this purpose.

        Under the merger agreement, the Reclassification will occur immediately before the Merger. While the matter is not free from doubt, Transocean expects that the "substantially disproportionate" test and the "not essentially equivalent to a dividend" test will be applied by comparing a shareholder's proportionate interest in Transocean before the Reclassification with the shareholder's proportionate interest in Transocean after the Merger.

        If this is correct, then a Transocean shareholder who owns no GlobalSantaFe shares at the time of the Reclassification and the Merger should generally satisfy the "substantially disproportionate" test. In addition, if the tests are so applied, a shareholder who does own GlobalSantaFe shares but in a lesser proportionate amount than the shareholder's ownership of Transocean shares may be able to satisfy either the "substantially disproportionate" test or the "not essentially equivalent to a dividend" test.

        It is possible that the "substantially disproportionate" and "not essentially equivalent to a dividend" tests will be applied in a different manner from that just described. In this event, Transocean shareholders may not generally satisfy either such test.

        A Transocean shareholder may be able to satisfy the "complete termination" test if the shareholder sells or otherwise disposes of all of the shareholder's Transocean ordinary shares for cash contemporaneously with the completion of the Reclassification and as part of a plan which includes participation by the shareholder in the Reclassification. However, there is some uncertainty as to whether the "complete termination" test applies in such circumstances. Shareholders should consult their own tax advisers as to this matter in light of their specific circumstances and the applicable law.

        If none of the section 302 tests is satisfied, no loss will be recognized, and the entire amount of cash received by the shareholder from Transocean will be treated as the distribution of a dividend, to the extent of Transocean's available current and accumulated earnings and profits, then as a tax-free return of capital to the extent of the allowable basis recovery, as discussed below, and then as capital gain. The available earnings and profits of Transocean for this purpose may be increased by part or all of the available earnings and profits of GlobalSantaFe at the time of the Merger.

        The amount treated as a dividend which is received by a non-corporate shareholder will generally be subject to U.S. federal income tax at a maximum rate of 15%, provided certain holding period requirements are met. The amount treated as a dividend which is received by a corporate shareholder will not be eligible for the dividends received deduction which is generally allowed to U.S. corporate shareholders on dividends received from a domestic corporation, except to the extent, if any, that such dividend is treated as having been paid out of earnings and profits accumulated by a U.S. predecessor of Transocean.

        As indicated, if none of the section 302 tests is satisfied, the cash received by a Transocean shareholder which is in excess of the amount treated as a dividend will be treated as a tax-free return of capital to the extent of the allowable basis recovery. In comparable circumstances, the Internal Revenue Service has stated that the better view of current law is that only the basis of the shares redeemed (as opposed to the shareholder's basis in all of the shareholder's Transocean ordinary shares) may be recovered but that the Internal Revenue Service is considering other approaches. If the allowable basis recovery is limited to the basis of the shares considered to be redeemed, and if that basis exceeds the amount of cash treated as a tax-free return of capital, then, under current Treasury regulations, the excess basis will be added to the shareholder's basis in the shareholder's other Transocean ordinary shares.

        Special rules not here described may apply to shareholders who do not have a uniform basis and holding period in all of their Transocean ordinary shares, to corporate shareholders, as to which any dividend which is treated as having been paid out of earnings and profits accumulated by a U.S. predecessor of Transocean might be subject to the "extraordinary dividend" provisions of section 1059 of the Internal Revenue Code, and to non-corporate shareholders who subsequently dispose of their

Transocean ordinary shares at a loss after having received an amount taxable as a dividend with respect to those shares. Shareholders in these circumstances should consult their own tax advisers as to the particular tax consequences to them if none of the section 302 tests is satisfied.

        Certain U.S. holders of Transocean ordinary shares may be subject to backup withholding (currently at a rate of 28%) on cash received pursuant to the Reclassification. Backup withholding will not apply, however, to a holder of Transocean ordinary shares who provides a correct taxpayer identification number or comes within certain exempt categories and complies with applicable certification requirements. In addition to being subject to backup withholding, if a U.S. holder of Transocean ordinary shares does not provide Transocean (or the exchange agent) with the holder's correct taxpayer identification number or other required information, the holder may be subject to penalties imposed by the Internal Revenue Service. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder's U.S. federal income tax liability, provided that the holder furnishes certain required information to the Internal Revenue Service.

  Treatment of the Reclassification as a Recapitalization.

        Treatment in General.    As indicated, while Transocean expects that the Reclassification will be treated as a redemption of a pro rata portion of the Transocean ordinary shares, it is possible that the Reclassification will be treated as a recapitalization under section 368(a)(1)(E) of the Internal Revenue Code. In this event, subject to the discussion below under "Separate Distribution," Transocean shareholders would be treated as receiving new Transocean ordinary shares and cash in exchange for their existing Transocean ordinary shares.

        In this event, each Transocean shareholder would recognize gain, but not loss, on the exchange in an amount equal to the lesser of:

  •
  the cash received from Transocean (excluding any cash received in lieu of a fractional share, as discussed below) or

  •
  the excess, if any, of (1) the sum of the cash received from Transocean and the fair market value of the new Transocean ordinary shares received by the shareholder over (2) the shareholder's tax basis in the shareholder's existing Transocean ordinary shares. For this purpose, the shareholder would be required to calculate gain (but not loss), if any, separately for each identified block (that is, stock acquired at the same time for the same price) of Transocean ordinary shares.

        Any such gain would be capital gain provided that one of the section 302 tests described above was satisfied. The section 302 tests would generally be applied in the manner described above. See "—Treatment of the Reclassification as a Redemption."

        Capital gain generally would be long-term capital gain if the Transocean ordinary shares have been held by the shareholder for more than one year. Under current law, long-term capital gain of non-corporate shareholders is subject to tax at a maximum rate of 15%.

        If none of the section 302 tests were satisfied, the shareholder's gain would be treated as the distribution of a dividend to the extent of the shareholder's ratable share of Transocean's available earnings and profits and then as capital gain. The available earnings and profits of Transocean for this purpose may be increased by part or all of the available earnings and profits of GlobalSantaFe at the time of the Merger. The amount treated as a dividend which was received by a non-corporate shareholder would generally be subject to U.S. federal income tax at a maximum rate of 15%, provided certain holding period requirements were met.

        The amount treated as a dividend which was received by a corporate shareholder would not be eligible for the dividends received deduction which is generally allowed to U.S. corporate shareholders on dividends received from a domestic corporation, except to the extent, if any, that such dividend was treated as having been paid out of earnings and profits accumulated by a U.S. predecessor of Transocean. The amount treated as a dividend, if any, which was treated as having been paid out of earnings and profits accumulated by a U.S. predecessor of Transocean in some cases might be subject to the "extraordinary dividend" provisions of section 1059 of the Internal Revenue Code. U.S. corporate shareholders should consult their own tax advisers as to these matters.

        The aggregate tax basis of the new Transocean ordinary shares treated as having been received by a U.S. holder in the Reclassification (excluding the basis in any Transocean fractional ordinary share) would be the same as the aggregate tax basis of the Transocean ordinary shares held immediately before the recapitalization (excluding any basis allocable to a fractional share), decreased by the amount of cash received (excluding any cash received in lieu of a fractional share) and increased by the amount of gain recognized in the Reclassification (including gain treated as dividend income but excluding any gain recognized as a result of cash received in lieu of a fractional share).

        The holding period of the Transocean ordinary shares treated as having been received by a Transocean shareholder pursuant to the Reclassification would include the holding period of the Transocean ordinary shares held immediately before the Reclassification. Transocean shareholders who hold Transocean ordinary shares with differing bases or holding periods are urged to consult their tax advisers with regard to identifying the bases or holding periods of the particular Transocean ordinary shares received in the Reclassification in the event the Reclassification were treated as a recapitalization.

        If the Reclassification were treated as a recapitalization and a shareholder received cash in lieu of a fractional Transocean ordinary share, the holder would generally recognize capital gain or loss in an amount equal to the difference between the cash so received and the portion of the holder's tax basis in the Transocean ordinary shares that was allocable to the fractional share. The capital gain or loss would be long-term capital gain or loss if the holding period for the fractional share is more than one year as of the date of the Reclassification.

        Separate Distribution.    Notwithstanding the foregoing, it is possible but, in Transocean's view, unlikely that the cash payment could be treated as a distribution which was separate from the reduction in the number of Transocean ordinary shares. In this event, the cash received by a Transocean shareholder would be treated as the distribution of a dividend, to the extent of Transocean's current and accumulated earnings and profits, then as a tax-free return of capital to the extent of the shareholder's basis in all of the shareholder's ordinary shares, and then as capital gain. Additional considerations as to this treatment of the cash payment would be similar to those described for a shareholder who does not meet any of the section 302 tests in the case of a redemption. See "—Treatment of the Reclassification as a Redemption."

  Non-U.S. Holders of Transocean Ordinary Shares

        A non-U.S. holder of Transocean ordinary shares will not be subject to U.S. federal income or withholding tax on any gain or dividend income with respect to the Reclassification and will not be subject to U.S. federal income or withholding tax on any gain recognized on a subsequent disposition of Transocean ordinary shares held after the Reclassification or on dividends paid on such shares, unless:

  •
  such gain or dividend income is effectively connected with the conduct by the holder of a trade or business within the United States or, if a tax treaty applies, is attributable to a permanent establishment or fixed place of business maintained by such holder in the United States;

  •
  in the case of capital gain of a holder who is an individual, such holder is present in the United States for 183 days or more during the taxable year in which the capital gain is recognized and certain other conditions are met; or

  •
  such holder is subject to backup withholding.

        In order not to be subject to backup withholding tax on cash received in connection with the Reclassification, a subsequent disposition of Transocean ordinary shares, or dividends paid on those shares, a non-U.S. holder may be required to provide a taxpayer identification number, certify the holder's foreign status or otherwise establish an exemption.

The Merger

        The following is a discussion of the material U.S. federal income tax consequences to the holders of GlobalSantaFe ordinary shares on the exchange in the Merger of GlobalSantaFe ordinary shares for Transocean ordinary shares and cash and, in the case of non-U.S. holders, of holding and disposing of Transocean ordinary shares received in such exchange. The discussion is subject to the assumptions and limitations set forth above in "—Material U.S. Federal Income Tax Consequences—Scope of Discussion."

  U.S. Holders of GlobalSantaFe Ordinary Shares

        Assuming the Merger qualifies as a "reorganization" within the meaning of section 368(a) of the Internal Revenue Code, the material U.S. federal income tax consequences of the Merger to a U.S. holder of GlobalSantaFe ordinary shares are as follows:

        A U.S. holder of GlobalSantaFe ordinary shares will generally recognize gain (but not loss) in the Merger. Any gain recognized will equal the lesser of:

  •
  the cash received in the Merger (excluding any cash received in lieu of a fractional share, as discussed below) or

  •
  the excess, if any, of (1) the sum of the cash and the fair market value of the Transocean ordinary shares received by the shareholder over (2) the U.S. holder's tax basis in the GlobalSantaFe ordinary shares exchanged therefor. For this purpose, U.S. holders of GlobalSantaFe ordinary shares must calculate gain (but not loss), if any, separately for each identified block (that is, stock acquired at the same time for the same price) of GlobalSantaFe ordinary shares exchanged.

        Gain recognized upon the exchange generally will be capital gain, unless the receipt of cash by a U.S. holder has the effect of a distribution of a dividend. If the receipt of cash has the effect of the distribution of a dividend, the gain will be treated as dividend income to the extent of the U.S. holder's ratable share of available earnings and profits as calculated for U.S. federal income tax purposes. While the matter is not clear, the better reasoned view is that, for this purpose, available earnings and profits will include only the available earnings and profits of GlobalSantaFe at the time of the Merger and will not include any earnings and profits of Transocean.

        For purposes of determining whether the receipt of cash has the effect of a distribution of a dividend, a GlobalSantaFe shareholder will be treated as if the shareholder exchanged all of the shareholder's GlobalSantaFe ordinary shares solely for Transocean ordinary shares and then received cash in the amount actually paid to the shareholder in redemption of a portion of the Transocean ordinary shares. The section 302 tests described above (including the constructive ownership rules) will then be applied to determine whether the shareholder has experienced a qualifying reduction in interest in Transocean. See "—The Reclassification—U.S. Holders of Transocean Ordinary Shares—Treatment of the Reclassification as a Redemption."

        Although the matter is not free from doubt, GlobalSantaFe believes that a U.S. holder of its ordinary shares who does not, immediately prior to the Merger, actually or constructively, own any Transocean ordinary shares should generally qualify under the "not essentially equivalent to a dividend" test described above. As discussed above, under the "not essentially equivalent to a dividend" test, the reduction in the shareholder's interest in Transocean in the deemed redemption for cash of a portion of the shares treated as received in the Merger must be a "meaningful reduction" in light of the shareholder's particular facts and circumstances. The Internal Revenue Service has indicated that even a small reduction in the interest of a minority shareholder that owns a small number of shares in a publicly and widely held corporation and that exercises no control over corporate affairs would be a meaningful reduction for this purpose. U.S. holders are urged to consult their tax advisers about the possibility that all or a portion of any cash received in exchange for GlobalSantaFe ordinary shares will be treated as a dividend.

        Any recognized capital gain will be long-term capital gain if the U.S. holder has held the GlobalSantaFe ordinary shares for more than one year. Under current law, long-term capital gain of non-corporate shareholders is subject to tax at a maximum rate of 15%.

        Any gain of a non-corporate holder which is treated as dividend income will generally be subject to U.S. federal income tax at a maximum rate of 15%, provided certain holding period requirements are met. Any gain of a corporate holder which is treated as dividend income will not be eligible for the dividends received deduction which is generally allowed to U.S. corporate shareholders on dividends received from a domestic corporation.

        The aggregate tax basis of the Transocean ordinary shares received by a U.S. holder of GlobalSantaFe ordinary shares in the Merger (excluding the basis in any fractional share) will be the same as the aggregate tax basis of the GlobalSantaFe ordinary shares exchanged in the Merger (excluding any basis allocable to a fractional share), decreased by the amount of cash received (excluding any cash received in lieu of a fractional share) and increased by the amount of gain recognized in the Merger (including gain treated as dividend income but excluding any gain recognized as a result of cash received in lieu of a fractional share).

        The holding period of the Transocean ordinary shares received by a GlobalSantaFe shareholder pursuant to the Merger will include the holding period of the GlobalSantaFe ordinary shares surrendered in the Merger. GlobalSantaFe shareholders who hold GlobalSantaFe ordinary shares with differing bases or holding periods are urged to consult their tax advisers with regard to identifying the bases or holding periods of the particular Transocean ordinary shares received in the Merger.

        If a U.S. holder of GlobalSantaFe ordinary shares receives cash in lieu of a fractional Transocean ordinary share, the holder will generally recognize capital gain or loss equal to the difference between the cash so received and the portion of the holder's tax basis in the GlobalSantaFe ordinary shares that is allocable to this fractional share. The capital gain or loss will be long-term capital gain or loss if the holding period for the fractional share is more than one year as of the date of the Merger.

        Special rules not here described apply to any U.S. holder of GlobalSantaFe ordinary shares who, immediately after the Merger, actually and constructively owns at least 5% of the Transocean ordinary shares. Any such shareholder should consult the shareholder's own tax adviser concerning the treatment of the shareholder in the Merger, including the possibility of filing a "gain recognition agreement" under applicable Treasury regulations.

        Certain U.S. holders of GlobalSantaFe ordinary shares may be subject to backup withholding (currently at a rate of 28%) on cash received pursuant to the Merger. Backup withholding will not apply, however, to a holder of GlobalSantaFe ordinary shares who provides a correct taxpayer identification number or comes within certain exempt categories and complies with applicable certification requirements. In addition to being subject to backup withholding, if a U.S. holder of GlobalSantaFe ordinary shares does not provide Transocean (or the exchange agent) with the holder's correct taxpayer identification number or other required information, the holder may be subject to penalties imposed by the Internal Revenue Service. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder's U.S. federal income tax liability, provided that the holder furnishes certain required information to the Internal Revenue Service.

  Non-U.S. Holders of GlobalSantaFe Ordinary Shares

        A non-U.S. holder of GlobalSantaFe ordinary shares will not be subject to U.S. federal income or withholding tax on any gain or dividend income with respect to the Merger and will not be subject to U.S. federal income or withholding tax on any gain recognized on a subsequent disposition of Transocean ordinary shares received in the Merger or on dividends paid on such shares, unless:

  •
  such gain or dividend income is effectively connected with the conduct by the holder of a trade or business within the United States or, if a tax treaty applies, is attributable to a permanent establishment or fixed place of business maintained by such holder in the United States;

  •
  in the case of capital gain of a holder who is an individual, such holder is present in the United States for 183 days or more during the taxable year in which the capital gain is recognized and certain other conditions are met; or

  •
  such holder is subject to backup withholding.

        In order not to be subject to backup withholding tax on cash received in connection with the Merger, a subsequent disposition of Transocean ordinary shares, or dividends paid on those shares, a non-U.S. holder may be required to provide a taxpayer identification number, certify the holder's foreign status or otherwise establish an exemption.

  Failure to Qualify as a Reorganization

        If the Merger were not treated as a reorganization qualifying under section 368(a) of the Internal Revenue Code, then (1) each U.S. holder of GlobalSantaFe ordinary shares would recognize capital gain or loss equal to the difference between (a) the sum of the fair market value of the Transocean ordinary shares and the amount of cash received in the Merger (including cash received in lieu of a fractional Transocean ordinary share) and (b) the shareholder's tax basis in the GlobalSantaFe ordinary shares surrendered in exchange therefor and (2) each non-U.S. holder of GlobalSantaFe ordinary shares generally would not be subject to U.S. federal income tax on any gain recognized, subject to the exceptions set forth above under the heading "—Non-U.S. Holders of GlobalSantaFe Ordinary Shares."

Subsequent Ownership and Disposition of Transocean Ordinary Shares

        The following is a discussion of the material U.S. federal income tax consequences to U.S. holders of Transocean ordinary shares and GlobalSantaFe ordinary shares of the ownership and disposition of Transocean ordinary shares after the Reclassification and the Merger. The discussion is subject to the assumptions and limitations set forth above in "—Material U.S. Federal Income Tax Consequences—Scope of Discussion."

  Distributions on and Sale of Transocean Ordinary Shares

        The following discussion of distributions and sale of Transocean ordinary shares is subject to the discussion in the section below which is entitled "Special Status of Certain Foreign Corporations for U.S. Tax Purposes."

        U.S. holders of Transocean ordinary shares will be required to include in gross income as ordinary income the gross amount of any distribution on the Transocean ordinary shares, to the extent that the distribution is paid out of Transocean's current or accumulated earnings and profits as determined for U.S. tax purposes (a "dividend"). Under current law, dividends received by a non-corporate shareholder will generally be subject to U.S. federal income tax at a maximum rate of 15%, provided certain holding period requirements are met.

        This reduced rate of tax on dividends is scheduled to expire effective for taxable years beginning after December 31, 2010. In addition, legislation has been proposed that would impose certain conditions on the availability of the reduced rate, which conditions Transocean would not expect to meet. Dividends received by a corporate shareholder will not be eligible for the dividends received deduction which is generally allowed to U.S. corporate shareholders on dividends received from a domestic corporation, except to the extent, if any, that such dividend is treated as having been paid out of earnings and profits accumulated by a U.S. predecessor of Transocean.

        Distributions in excess of current and accumulated earnings and profits will be applied first to reduce the tax basis of the U.S. holder of Transocean ordinary shares in such holder's shares. To the extent that the distribution exceeds the holder's tax basis, the excess will constitute gain from a sale or exchange of the shares.

        A U.S. holder of Transocean ordinary shares will generally recognize gain or loss for U.S. tax purposes upon the sale or exchange of such shares in an amount equal to the difference between the amount realized from such sale or exchange and the holder's tax basis in such shares. Such gain or loss will be capital gain or loss.

        Under current law, long-term capital gain of non-corporate shareholders is subject to tax at a maximum rate of 15%. However, this reduced rate is scheduled to expire effective for taxable years beginning after December 31, 2010. There are limitations on the deductibility of capital losses.

        Dividends on Transocean ordinary shares paid within the United States or through certain U.S.-related financial intermediaries are subject to information reporting and may be subject to backup withholding (currently at a 28% rate) unless the holder (1) is a corporation or other exempt recipient or (2) provides a taxpayer identification number and satisfies certain certification requirements. Information reporting requirements and backup withholding may also apply to the cash proceeds of a sale of the Transocean ordinary shares.

        In addition to being subject to backup withholding, if a U.S. holder of Transocean ordinary shares does not provide Transocean (or the paying agent) with the holder's correct taxpayer identification number or other required information, the holder may be subject to penalties imposed by the Internal Revenue Service. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder's U.S. federal income tax liability, provided that the holder furnishes certain required information to the Internal Revenue Service.

  Special Status of Certain Foreign Corporations for U.S. Tax Purposes

        For U.S. tax purposes, a foreign corporation, such as Transocean, is classified as a passive foreign investment company for each taxable year in which either (1) 75% or more of its gross income is passive income (as defined for U.S. tax purposes) or (2) the average percentage of its assets which produce passive income or which are held for the production of passive income is at least 50%. For purposes of applying the tests in the preceding sentence, the foreign corporation is deemed to own its proportionate share of the assets of and to receive directly its proportionate share of the income of any other corporation of which the foreign corporation owns, directly or indirectly, at least 25% by value of the stock.

        Classification of a foreign corporation as a passive foreign investment company can have various adverse consequences to shareholders of the corporation who are U.S. persons. These include taxation of gain on a sale or other disposition of the shares of the corporation at the maximum ordinary income rates and imposition of an interest charge on gain or on distributions with respect to the shares.

        Transocean believes that it will not be a passive foreign investment company following the Merger. However, the tests for determining passive foreign investment company status are applied annually, and it is difficult accurately to predict future income and assets relevant to this determination. Accordingly, Transocean cannot assure U.S. holders of Transocean ordinary shares that it will not become a passive foreign investment company.

        If Transocean should determine in the future that it is a passive foreign investment company, it will endeavor to so notify U.S. holders of Transocean ordinary shares, although there can be no assurance that it will be able to do so in a timely and complete manner. U.S. holders of Transocean ordinary shares should consult their own tax advisers about the passive foreign investment company rules, including the availability of certain elections.

Amendment and Restatement of Transocean's Memorandum of Association and Articles of Association

General

        The board of directors of Transocean has unanimously adopted a resolution to submit to a vote of its shareholders a proposal to amend and restate its memorandum of association and articles of association to, among other things, increase the maximum number of directors constituting the board of directors of Transocean from 13 to 14, to provide for certain corporate governance provisions described below, and make certain updating changes described below.

Purpose of Increasing the Number of Directors and the Corporate Governance Provisions

        There are currently 12 directors serving on Transocean's board of directors. The maximum number of directors under Transocean's charter documents is 13. If this proposal is approved by Transocean's shareholders, the maximum number of directors would increase from 13 to 14. The merger agreement provides that the board of directors of Transocean at the effective time of the Merger will be comprised of 14 directors, seven of whom will be designated by Transocean and seven of whom will be designated by GlobalSantaFe.

        The merger agreement also stipulates that Transocean's amended and restated memorandum of association and articles of association will provide for the following corporate governance provisions during the two-year period following the completion of the Transactions:

  •
  the board of directors will consist of 14 directors, an equal number of whom will be designated by Transocean, whom we refer to as the Transocean designated directors, and by GlobalSantaFe, whom we refer to as the GlobalSantaFe designated directors,

  •
  Robert E. Rose will be the chairman of the board of directors, and the removal, replacement or appointment of a new chairman will require the vote of two-thirds of the entire board of directors,

  •
  each committee of the board of directors will consist of an equal number of Transocean designated directors and GlobalSantaFe designated directors,

  •
  the chairman of each of the audit committee and the executive compensation committee of the board of directors will be a GlobalSantaFe designated director,

  •
  the chairman of each of the corporate governance committee and the finance and benefits committee of the board of directors will be a Transocean designated director,

  •
  in the event that a Transocean designated director or a GlobalSantaFe designated director dies, resigns, is removed from or otherwise fails to serve on the board of directors, the remaining Transocean designated directors or GlobalSantaFe designated directors, as applicable, may designate such director's replacement, and

  •
  Robert L. Long will be the Chief Executive Officer and Jon A. Marshall will be the President and Chief Operating Officer of Transocean, and the removal, replacement or appointment of a new Chief Executive Officer or President and Chief Operating Officer will require the vote of two-thirds of the entire board of directors.

In addition, the foregoing provisions may not be amended unless such amendment was first approved by the vote of two-thirds of the entire board of directors.

Purpose of the Updating Changes

        The purpose of the updating changes is the addition of provisions (1) for uncertificated shares, (2) for the electronic transmission of proxies and (3) clarifying the role and duties of the Chief Executive Officer and the President.

Vote Required; Recommendation of the Board of Directors

        Approval of this proposal requires the vote of at least two-thirds of the votes of Transocean shareholders cast on the proposal. Approval of this proposal is a condition to the completion of the Transactions. If approved, the proposal will be implemented only if the Transactions are completed.

        For the reasons described above, Transocean's board of directors unanimously recommends that the Transocean shareholders vote "FOR" the proposal to amend and restate Transocean's memorandum of association and articles of association.

Regulatory Matters

        Transocean and GlobalSantaFe must make filings and receive authorizations from various governmental agencies, both in the United States and internationally, to complete the Transactions. These filings, notifications and clearances relate primarily to antitrust and securities laws. Transocean and GlobalSantaFe intend to pursue vigorously all required regulatory clearances. Although the required clearances have not yet been received, Transocean and GlobalSantaFe estimate that they will receive regulatory clearances sufficient to complete the Transactions by the end of 2007. However, the Transactions may not be completed until some time in 2008. Neither Transocean nor GlobalSantaFe can assure you that it will obtain all required clearances by the time of its shareholder meeting or at all. In addition, neither Transocean nor GlobalSantaFe can assure you that governmental authorities will not impose unfavorable conditions for granting the required clearances.

        Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), the parties cannot complete the Merger until they have notified and furnished information to the Federal Trade Commission and the Antitrust Division of the United States Department of Justice and a specified waiting period expires or is terminated. Transocean and GlobalSantaFe made their filing under the HSR Act and were granted early termination of the waiting period under the HSR Act on September 19, 2007.

        Each other country and U.S. state in which Transocean or GlobalSantaFe has operations also may review the Merger under its antitrust laws. The parties have informally notified the U.K. competition authorities of their intent to enter into the Merger, and have furnished information to the U.K. authorities regarding the transaction and the relevant economic circumstances. A competition/antitrust filing has also been made in Brazil.

        At any time before the completion of the Merger, any of the relevant governmental authorities or a private person or entity could seek under antitrust laws, among other things, to prevent the Merger or to cause Transocean or GlobalSantaFe to divest assets or businesses as a condition to completing the Merger. Neither Transocean nor GlobalSantaFe can assure you that a challenge to the Merger will not be made or, if a challenge is made, that Transocean or GlobalSantaFe will prevail.

        Furthermore, any of the relevant governmental authorities or a private person or entity could seek, under antitrust laws, to take action against Transocean or GlobalSantaFe after the completion of the Merger. Transocean and GlobalSantaFe are unable to predict whether any action will be taken or what the outcome of any action may be.

        The parties' obligation to complete the Transactions is subject to the condition that no decree, order or injunction of a court of competent jurisdiction prohibits the completion of the Merger or the Reclassification. The parties agreed, however, that before invoking this condition, they will comply with the provisions described in the following paragraph. The parties agreed in all other cases to use reasonable best efforts to have the decree, order or injunction lifted or vacated before invoking the condition. The parties also conditioned the completion of the Transactions on the following:

  •
  no statute, rule or regulation of a governmental authority prohibits the Merger or the Reclassification or would make either unlawful;

  •
  the absence of any pending or threatened-in-writing governmental claim, proceeding or action of the government of the United States or the United Kingdom seeking to restrain, prohibit or rescind the transactions contemplated by the merger agreement as a violation of antitrust laws or seeking to penalize a party for completing any such transaction, or any final or preliminary administrative order denying approval of or prohibiting the Merger issued by a governmental authority with jurisdiction to enforce non-U.S. antitrust laws, if any of which would, in the reasonable judgment of either Transocean or GlobalSantaFe, be reasonably likely to require Transocean or GlobalSantaFe to dispose of any assets or to consent to the disposition of the other's assets, limit its freedom of action with respect to any of its businesses or consent to such disposition or limits, unless the action to be taken, in the reasonable good faith judgment of both Transocean and GlobalSantaFe, does not and is not reasonably likely to have a material adverse effect on Transocean or GlobalSantaFe, materially impair the benefits or advantages Transocean or GlobalSantaFe expects to receive from the Merger, or have a material adverse effect on the business plan or the business strategy for the combined company;

  •
  the receipt of indications reasonably satisfactory to Transocean and GlobalSantaFe that, in the event of any review by the U.K. Office of Fair Trading, or, if applicable, the U.K. Secretary of State for Trade and Industry, the Merger will not be referred to the Competition Commission of the U.K. or, if referred, indications reasonably satisfactory to each of Transocean and GlobalSantaFe that the Merger can proceed; and

  •
  the expiration or termination of any mandatory waiting period under any applicable non-U.S. antitrust laws where the failure to observe the waiting period, in the reasonable judgment of either Transocean or GlobalSantaFe, would reasonably be expected to have a material adverse effect on Transocean or GlobalSantaFe, materially impair the benefits Transocean or GlobalSantaFe expects to receive from the Merger, or have a material adverse effect on the business plan or the business strategy for the combined company.

        Under the merger agreement, the parties agreed to use their reasonable best efforts to cooperate in determining which filings need to be made and which consents, approvals, permits or authorizations will need to be obtained prior to the completion of the Merger. The parties also agreed to use their reasonable best efforts to make or seek all material filings and consents to the Merger in a timely manner and to furnish each other with necessary information and reasonable assistance in so doing. Under the merger agreement, the parties must use their reasonable best efforts to take any and all steps necessary to gain any consents to completing the Merger or to eliminate any impediments to the Merger. Under the merger agreement, neither Transocean nor GlobalSantaFe is required to dispose of any assets or consent to the disposition of the other's assets, limit its freedom of action with respect to any of its businesses or consent to such disposition or limits, unless the action to be taken, in the reasonable good faith judgment of both Transocean and GlobalSantaFe, does not and is not reasonably likely to have a material adverse effect on Transocean or GlobalSantaFe, materially impair the benefits or advantages either Transocean or GlobalSantaFe expects to receive from the Transactions, or have a material adverse effect on the business plan or the business strategy for the combined company. Under the merger agreement, neither Transocean nor GlobalSantaFe may, without the prior written consent of the other, take or agree to take any of the actions described in the preceding sentence.

Court Approval of the Transactions

        Pursuant to sections 86 and 87 of the Cayman Islands Companies Law (2007 Revision) (the "Companies Law"), each of the Merger and the Reclassification requires court approval in the Cayman Islands. This requires each of the companies to file separate petitions (the "Petitions") and summonses for directions with the Grand Court of the Cayman Islands (the "Grand Court"). Prior to the mailing of this joint proxy statement, Transocean and GlobalSantaFe obtained directions from the Grand Court providing for the convening of Transocean and GlobalSantaFe shareholder meetings and other procedural matters regarding these meetings and the Grand Court proceedings, including a date upon which the Grand Court will hear the Petitions. Copies of the Grand Court's directions are attached as Annexes I and J. Subject to shareholders of Transocean and GlobalSantaFe each approving the respective scheme of arrangement proposals with the votes required by the Companies Law, a subsequent Grand Court hearing will be required to hear the Petitions and seek the sanction of the Transactions (the "Sanction Hearing"). At the Sanction Hearing, the Grand Court may impose such conditions as it deems appropriate in relation to the Merger and/or the Reclassification but may not impose any material changes without the joint consent of Transocean, GlobalSantaFe and Merger Sub. In determining whether to exercise its discretion and approve each respective scheme of arrangement, the Grand Court will determine, among other things, whether the applicable scheme of arrangement might reasonably be approved by the shareholders of the applicable company. If you are a Transocean or GlobalSantaFe shareholder who wishes to appear or be represented and present evidence or arguments at the Sanction Hearing, you may appear if you have voted at the relevant shareholder meeting or the Grand Court is satisfied that you have a substantial economic interest in the applicable scheme of arrangement. In addition, the Grand Court has wide discretion to hear from interested parties. Each of Transocean and GlobalSantaFe has agreed that it will not object to the participation by any shareholder in the Grand Court hearing on the grounds that such person does not have a substantial economic interest in the relevant shares. See "The Transocean Meeting" or "The GlobalSantaFe Meeting," as the case may be, for more information. In accordance with their terms, the Transactions will become effective as soon as (a) a copy of the Order of the Grand Court sanctioning the Transactions has been delivered to the Registrar of Companies in the Cayman Islands as required by section 86(3) of the Companies Law and (b) all conditions to the Transactions have been satisfied or waived. See "The Merger Agreement—Conditions to the Transactions" for more information on these conditions.

        The schemes of arrangement to effect the Reclassification and the Merger, which are attached as Annexes G and H to this joint proxy statement, respectively, set forth the specific terms of the

Reclassification and the Merger. At their respective meetings, the shareholders of each of Transocean and GlobalSanteFe will be asked to approve the applicable scheme of arrangement. If the shareholders approve the schemes of arrangement, then Transocean and GlobalSantaFe will ask the Grand Court to sanction each scheme of arrangement. We encourage you to read both of the scheme of arrangement documents in their entirety for a complete description of their terms and conditions.

        Once a copy of the order of the Grand Court sanctioning the Transocean scheme of arrangement has been delivered to the Registrar of Companies in the Cayman Islands, the Grand Court will have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or connected with the terms of the Transocean scheme of arrangement or their implementation or out of any action taken or omitted to be taken under the Transocean scheme of arrangement or in connection with the administration of the Transocean scheme of arrangement. A Transocean shareholder who wishes to enforce any rights under the Transocean scheme of arrangement after such time must notify Transocean in writing of its intention at least five business days prior to commencing a new proceeding. After the effective time of the Transactions, no shareholder may commence a proceeding against Transocean in respect of or arising from the Transocean scheme of arrangement except to enforce its rights under that scheme where a party has failed to perform its obligations under that scheme.

        Once a copy of the order of the Grand Court sanctioning the GlobalSantaFe scheme of arrangement has been delivered to the Registrar of Companies in the Cayman Islands, the Grand Court will have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or connected with the terms of the GlobalSantaFe scheme of arrangement or their implementation or out of any action taken or omitted to be taken under the GlobalSantaFe scheme of arrangement or in connection with the administration of the GlobalSantaFe scheme of arrangement. A former GlobalSantaFe shareholder who wishes to enforce any rights under the GlobalSantaFe scheme of arrangement after such time must notify Transocean in writing of its intention at least five business days prior to commencing a new proceeding. After the effective time of the Transactions, no former GlobalSantaFe shareholder may commence a proceeding in respect of or arising from the GlobalSantaFe scheme of arrangement except to enforce its rights under that scheme where a party has failed to perform its obligations under that scheme.

        When under any provision of the Transocean scheme of arrangement or GlobalSantaFe scheme of arrangement after the effective time of the Transactions, a matter is to be determined by Transocean, then Transocean will have discretion to interpret those matters under the applicable scheme of arrangement in a manner that Transocean considers fair and reasonable, and its decisions will be binding on all concerned.

        Transocean and GlobalSantaFe may jointly consent to any modification of the Transocean scheme of arrangement on behalf of the Transocean shareholders which the Grand Court may think fit to approve or impose. Transocean and GlobalSantaFe may jointly consent to any modification of the GlobalSantaFe scheme of arrangement on behalf of the GlobalSantaFe shareholders which the Grand Court may think fit to approve or impose.

Federal Securities Law Consequences; Resale Restrictions

        The issuance of Transocean ordinary shares to Transocean's shareholders and GlobalSantaFe's shareholders in connection with the Transactions will not be registered under the Securities Act of 1933 (the "Securities Act"). Section 3(a)(10) exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. In determining whether it is appropriate to convene the shareholder scheme meetings convened pursuant to its directions, the Grand Court will consider whether the terms and conditions of the Reclassification and the Merger are fair. The Grand Court has fixed the date for the hearing of the applications to approve the Transactions at November 20, 2007, at the court house in George Town, Grand Cayman, Cayman Islands. The Transocean ordinary shares issued to Transocean and GlobalSantaFe shareholders in connection with the Transactions will be freely transferable, except for restrictions applicable to certain "affiliates" of Transocean or GlobalSantaFe under the Securities Act, as follows:

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  Persons who (1) were not affiliates of Transocean or GlobalSantaFe before the effective time of the Transactions and (2) are not affiliates of Transocean after the Transactions, will be permitted to sell any Transocean ordinary shares received in the Transactions without regard to Rule 144 or Rule 145(c) and (d) under the Securities Act.

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  Persons who were affiliates of Transocean or GlobalSantaFe before the effective time of the Transactions, but who are not affiliates of Transocean after the effective time of the Transactions, will be persons described in Rule 145(c) and will be permitted to resell any Transocean ordinary shares they receive pursuant to the Transactions in the manner permitted by Rule 145(d). Such persons will be permitted to sell Transocean ordinary shares in the manner permitted by Rule 145(d)(1) (without regard to the holding period required by Rule 144(d)). In computing the holding period of the Transocean ordinary shares for the purposes of Rule 145(d)(2) or (3), however, such persons will not be permitted to "tack" the holding period of their Transocean ordinary shares or GlobalSantaFe ordinary shares held prior to the effective time of the Transactions.

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  Persons who were affiliates of Transocean or GlobalSantaFe before, and who are affiliates of Transocean after, the effective time of the Transactions may resell any Transocean ordinary shares they receive upon completion of the Transactions pursuant to Rule 145(d)(1) without regard to the holding period required by Rule 144(d).

        Persons who may be deemed to be affiliates of Transocean or GlobalSantaFe for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, Transocean or GlobalSantaFe, and would not include shareholders who are not executive officers, directors or significant shareholders of Transocean or GlobalSantaFe.

        The merger agreement requires both Transocean and GlobalSantaFe to prepare and deliver a list that identifies all persons whom the companies believe may be deemed to be affiliates prior to the completion of the Transactions. Both companies are also required, pursuant to the merger agreement, to use their commercially reasonable best efforts to cause each person whom each company identifies on the list as a potential affiliate to deliver, at or prior to the completion of the Transactions, a written agreement that the affiliate will not sell, pledge, transfer or otherwise dispose of any of the Transocean ordinary shares issued to the affiliate pursuant to the Transactions unless the sale, pledge, transfer or other disposition meets one of the following criteria:

  •
  it is made pursuant to an effective registration statement filed under the Securities Act;

  •
  it is in compliance with Rule 145; or

  •
  in the opinion of counsel, it is otherwise exempt from the registration requirements of the Securities Act.

        This joint proxy statement does not cover any resales of the Transocean ordinary shares to be received by Transocean's shareholders and GlobalSantaFe's shareholders in the Transactions, and no person is authorized to make any use of this joint proxy statement in connection with any resale.

Rights of Dissenting Shareholders

GlobalSantaFe Shareholders

        No applicable law in connection with the Transactions, including the Companies Law, entitles GlobalSantaFe shareholders to any appraisal rights.

Transocean Shareholders

        No applicable law in connection with the Transactions, including the Companies Law, entitles Transocean shareholders to any appraisal rights.

Stock Exchange Listing

        The Transocean ordinary shares to be issued to Transocean's shareholders and GlobalSantaFe's shareholders in the Transactions will be listed on the NYSE, subject to official notice of issuance. The completion of the Transactions is conditioned upon such authorization for listing.

Effect of the Transactions on Transocean Share Price

        Transocean believes that the Reclassification is economically equivalent to an approximately $10 billion pro rata share repurchase or, on a per share basis, a repurchase of 0.3004 Transocean ordinary shares for $33.03. The terms of the Reclassification were based on the closing price of the Transocean ordinary shares on the day prior to execution of the merger agreement of $109.97, and the increasing effect on the share price of the reduction in the number of Transocean's ordinary shares was intended to offset the reducing effect on the share price of the cash payment in the Reclassification.

        The difference between the closing price of the Transocean ordinary shares on the day prior to closing of the Transactions and the $33.03 cash payment should reflect the market value of 0.6996 Transocean ordinary shares on such date. As a result, if such closing price is higher than $109.97, we would expect the reducing effect on the share price of the cash payment to be smaller than the increasing effect on the share price of the reduction in the number of Transocean's ordinary shares, resulting in a higher trading price of the Transocean ordinary shares immediately following closing of the Transactions, assuming no other influences affect such trading price. Similarly, if such closing price is lower than $109.97, we would expect the reducing effect on the share price of the cash payment to be greater than the increasing effect on the share price of the reduction in the number of Transocean's ordinary shares, resulting in a lower trading price of the Transocean ordinary shares immediately following closing of the Transactions, assuming no other influences affect such trading price.

THE MERGER AGREEMENT

        The following is a summary of the material terms of the merger agreement, a copy of which is attached as Annex A to this joint proxy statement. The provisions of the merger agreement are extensive and not easily summarized, and the summary below and elsewhere in this joint proxy statement is qualified in its entirety by reference to the merger agreement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We urge you to read the merger agreement in its entirety for a more complete description of the terms and conditions of the Transactions, because it, together with the Transocean Scheme Document and GlobalSantaFe Scheme Document, and not this summary or this joint proxy statement, is the legal document that governs the Transactions.

        In reviewing the merger agreement, please remember that it is included to provide you with information regarding its terms and is not intended to provide any other factual information about Transocean or GlobalSantaFe. The merger agreement contains representations and warranties by each of the parties to the merger agreement. These representations and warranties have been made solely for the benefit of the other parties to the merger agreement and:

  •
  may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate,

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  have been qualified by certain disclosures that were made to the other party in connection with the negotiation of the merger agreement, which disclosures are not reflected in the merger agreement, and

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  may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors.

General

        At the effective time of the Merger, GlobalSantaFe will merge with Transocean Worldwide Inc., a direct wholly owned subsidiary of Transocean ("Merger Sub"), by way of a scheme of arrangement qualifying as an amalgamation under Cayman Islands law, with Merger Sub being the surviving corporation.

        Immediately prior to the Merger, each outstanding ordinary share of Transocean will be reclassified by way of a scheme of arrangement under Cayman Islands law into 0.6996 Transocean ordinary shares and $33.03 in cash pursuant to the Reclassification. At the effective time of the Merger, each outstanding ordinary share of GlobalSantaFe will be exchanged for 0.4757 Transocean ordinary shares (after giving effect to the Reclassification) and $22.46 in cash. The parties expect there will be approximately 291 million and 310 million issued and outstanding Transocean ordinary shares before and after the Transactions, respectively.

        The closing of the Merger will take place promptly after all of the conditions to the Transactions described in "—Conditions to the Transactions" are fulfilled or waived. As soon as practicable following the satisfaction of such conditions, Transocean will file the order of the Grand Court sanctioning the Reclassification with the Registrar of Companies of the Cayman Islands and the Reclassification will be effective at such time. The Merger will be effective at the time that is the later to occur of the filing of order of the Grand Court sanctioning the Merger with the Registrar of Companies of the Cayman Islands and one minute following the effectiveness of the Reclassification.

        At the effective time of the Merger, all outstanding GlobalSantaFe stock options and share appreciation rights will be assumed by Transocean and converted into awards to receive Transocean ordinary shares. GlobalSantaFe restricted stock units will be exchanged for the same consideration for which each outstanding ordinary share of GlobalSantaFe is exchanged in the Merger. At the effective of the Reclassification, each outstanding Transocean stock option will be adjusted in connection with the Transactions. Transocean deferred units and restricted shares will be exchanged for the same consideration for which each outstanding ordinary share of Transocean is exchanged in the Reclassification. However, the holders of the awards made between July 21, 2007, and the earlier of (1) the closing of the Transactions and (2) the termination of the merger agreement will receive, with respect to each such deferred unit or restricted share, the cash consideration for which each outstanding ordinary share of Transocean is exchanged in the Reclassification.

Corporate Governance Matters

        At the effective time of the Merger, the board of directors of Transocean will be comprised of seven persons who were designated by Transocean from its current board of directors and seven persons who were designated by GlobalSantaFe from its current board of directors, as more particularly described under "The Transactions—Interests of Certain Persons in the Transactions—Governance and Management of Transocean Following the Transactions." If any director designated by Transocean or GlobalSantaFe shall die, resign, be removed, or otherwise fail to serve on the board of directors of Transocean prior to the second anniversary of the effective time of the Merger, then the remaining Transocean or GlobalSantaFe directors, as applicable, will designate a replacement, unless a majority of such group of directors determines in their sole discretion not to replace any such director. The merger agreement further provides that, at the effective time of the Merger, Robert E. Rose, the current chairman of the board of directors of GlobalSantaFe, will become chairman of the board of Transocean. Furthermore, each committee of the Transocean board of directors will be comprised of an equal number of directors designated by Transocean and GlobalSantaFe, with directors designated by GlobalSantaFe serving as chairmen of the audit and executive compensation committees and with directors designated by Transocean serving as chairmen of the corporate governance and finance and benefits committees.

        Pursuant to the merger agreement, at the effective time of the Merger, Robert L. Long will be the Chief Executive Officer of Transocean, and Jon A. Marshall will be the President and Chief Operating Officer of Transocean. The Transocean articles of association will also provide that prior to the second anniversary of the effective time of the Merger, any action to remove, replace or appoint a new chairman of the board, chief executive officer or president and chief operating officer of Transocean will require the approval of two-thirds of the entire Transocean board of directors. Please see "The Transactions—Amendment and Restatement of Transocean's Memorandum of Association and Articles of Association" for a further discussion. In addition, the parties have agreed that the following individuals will serve as officers of Transocean: Jean P. Cahuzac, Executive Vice President, Asset Management; Steven L. Newman, Executive Vice President, Operations; Eric B. Brown, Senior Vice President, General Counsel and Secretary; Gregory L. Cauthen, Senior Vice President and Chief Financial Officer; David J. Mullen, Senior Vice President, Marketing and Corporate Strategy; Cheryl D. Richard, Senior Vice President, Human Resources and Information Technology; Robert L. Herrin, Vice President, Audit and Advisory Services; and Gregory S. Panagos, Vice President, Investor Relations.

Covenants

  Conduct of Business Pending the Transactions

        Each of Transocean and GlobalSantaFe has agreed to take, and to cause its subsidiaries to take, the following actions until the effective time of the Merger or the termination of the merger agreement, in each case except as permitted by the merger agreement or as required by applicable law, unless consented to in writing by the other party:

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  conduct its operations according to their usual, regular and ordinary course in substantially the same manner as previously conducted;

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  use its reasonable best efforts to preserve intact its business organization and goodwill;

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  use its reasonable best efforts to keep available the services of its officers and employees and maintain satisfactory relationships with persons having business relationships with it;

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  promptly notify the other party of:

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  any material change in its condition (financial or otherwise) or business,

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  any termination, cancellation, repudiation or material breach of a material contract to which it or any of its subsidiaries is a party,

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  any material litigation or proceedings or any material governmental complaints, investigations or hearings, and

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  any occurrence that is reasonably likely to result in a material adverse effect on such party;

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  promptly deliver to the other party correct copies of any report, statement or schedule filed with the SEC other than documents filed via EDGAR;

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  use reasonable efforts to maintain insurance with financially responsible insurance companies in such amounts and against such risks and losses as is customary for it; and

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  not terminate, amend, modify or waive any provision of any agreement with a standstill covenant to which it is a party, and to enforce, to the fullest extent permitted under applicable law, the provisions of these standstill agreements, including by obtaining injunctions to prevent any breaches of those agreements and enforcing specifically the terms and provisions of those agreements, unless, in each case, in the good faith opinion of its board of directors after consultation with outside legal counsel doing so would be inconsistent with its fiduciary duties.

        Each of Transocean and GlobalSantaFe has agreed to refrain from taking, and to cause its subsidiaries to refrain from taking, the following actions until the effective time of the Merger or the termination of the merger agreement, in each case except as permitted by the merger agreement or agreed to in writing by the other party:

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  in the case of Transocean, Merger Sub and GlobalSantaFe, amend its memorandum or articles of association;

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  issue, grant, sell, transfer, pledge, dispose of or encumber any additional shares of, securities convertible into or exchangeable for, or warrants, options or other rights to acquire, any of its capital shares, other than pursuant to options, warrants and other rights that exist on the date of the merger agreement or to new hires or promoted employees in the ordinary course of business consistent with past practice;

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  adjust, split, combine or reclassify any capital shares or other equity interests or otherwise change its capitalization, other than grants of options to new hires or promoted employees in the ordinary course of business consistent with past practice;

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  amend or modify any options, warrants or other rights to acquire any of its capital shares that exist on the date of the merger agreement;

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  with respect to any of its employees, increase any compensation or benefits or enter into, amend or extend any employment or consulting agreement, except in the ordinary course of business consistent with past practice;

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  with respect to any of its officers at the vice president level or above or any of its directors, increase any compensation or benefits or enter into, amend or extend any employment or consulting agreement;

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  adopt any new employee benefit plan or agreement or amend any existing employee benefit plan or agreement in any material respect, except to the extent such change is less favorable to participants or is deemed necessary to comply with Section 409A of the U.S. Internal Revenue Code;

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  terminate any executive officer without cause or permit any circumstance to exist that would give any executive officer a right to terminate employment if the termination would require enhanced separation payments upon consummation of the Transactions, except as approved by good faith action of its board of directors after the other party has received advance written notice of, and been consulted with respect to, the proposed action;

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  permit any holder of an option to acquire such party's capital shares to have shares withheld upon exercise for tax purposes in excess of the minimum number needed to satisfy federal and state tax withholding requirements or otherwise required to satisfy the withholding requirements under Transocean's policy with respect to foreign tax obligations;

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  declare, set aside or pay any dividends on or make other distributions in respect of any of its capital shares or redeem, purchase or otherwise acquire any of its capital shares, except as required by the terms of any outstanding capital shares, as contemplated by such party's benefit plans or, in the case of GlobalSantaFe, as contemplated by any employment agreement to which it is a party;

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  sell, lease or otherwise dispose of any assets which are material individually or in the aggregate to such party except for sales of surplus equipment, sales of other assets in the ordinary course of business, or sales, leases or other transfers between such party and its wholly owned subsidiaries or between those subsidiaries;

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  acquire or agree to acquire in any manner any business, entity or division of a business or entity for an aggregate consideration in excess of $25 million or where a filing under the HSR Act or any non-U.S. competition, antitrust or premerger notification laws is required, except with respect to any contractual commitments in effect as of the date of the merger agreement;

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  change any of the material accounting principles or practices used by it, except as may be required by a change in U.S. GAAP;

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  make or rescind any material tax election, settle any material tax claim, suit, proceeding, arbitration, investigation, audit, or controversy, or materially change any of its methods of reporting any item for tax purposes from those employed in the preparation of its tax returns for the most recent taxable year for which a return has been filed, except as may be required by applicable law;

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  incur or guarantee any indebtedness for borrowed money in excess of such party's available borrowing capacity under its existing revolving credit facility;

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  issue or sell any debt securities, warrants or rights to acquire any debt securities of it, or guarantee any debt securities of others;

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  enter into any material lease or create any material mortgage, lien, security interest or other encumbrance on its property (other than certain permitted liens), except in the ordinary course of business or with or between its subsidiaries;

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  make or commit to make aggregate capital expenditures in excess of $100 million per quarter over its previously disclosed capital expenditure forecast for such quarter, excluding capital expenditures to repair or replace equipment necessary to continue operation on any drilling unit in a manner consistent with the operation of such drilling unit as of the date of the merger agreement;

  •
  purchase or otherwise acquire either party's ordinary shares;

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  take any action reasonably likely to delay materially or adversely affect the ability of any of the parties to the merger agreement to obtain any consent, authorization, order or approval of any governmental commission, board or other regulatory body or the expiration of any applicable waiting period required to consummate the transactions contemplated by the merger agreement;

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  mortgage, pledge, hypothecate, grant any security interest in any of its assets or otherwise subject any of its assets to any lien, other than certain permitted liens; or

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  agree to take any of the foregoing actions.

  No Solicitation

        The merger agreement provides that, subject to limited exceptions described below, each of Transocean and GlobalSantaFe will not, and will cause its officers, directors, employees, agents and other representatives not to, directly or indirectly, solicit, initiate or knowingly encourage (including by way of furnishing nonpublic information), or take any action designed to approve, endorse, recommend or facilitate, directly or indirectly, any inquiry, proposal or offer (including any proposal or offer to its shareholders) with respect to a tender or exchange offer, scheme of arrangement, merger, consolidation, business combination, purchase or similar transaction involving:

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  15% or more of its consolidated assets, net revenues or net income; or

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  15% or more of any class of its share capital.

Any such transaction is referred to in this joint proxy statement as an "acquisition proposal."

        In addition, each of Transocean and GlobalSantaFe has agreed not to, and not to permit any of its representatives to, cooperate with or assist, participate or engage in any substantive discussions or negotiations concerning an acquisition proposal with respect to it, or amend, terminate, waive or fail to enforce, or grant any consent under, any confidentiality, standstill or similar agreement.

        Nothing in the merger agreement, however, prevents Transocean or GlobalSantaFe from:

  •
  complying with Rule 14e-2 promulgated under the Exchange Act with regard to any acquisition proposal;

  •
  prior to obtaining the requisite approval of its shareholders with respect to the Transactions, terminating, amending, modifying or waiving any provision of any agreement with a standstill covenant to which it is a party, or not enforcing, to the fullest extent permitted under applicable law, the provisions of those standstill agreements, including obtaining injunctions to prevent any breaches of those agreements and enforcing specifically the terms and provisions of those agreements, if, in each case, in the good faith opinion of such party's board of directors, after consultation with outside legal counsel, not doing so would be inconsistent with its fiduciary duties; or

  •
  prior to obtaining the requisite approval of its shareholders with respect to the Transactions, providing information to or engaging in any negotiations or substantive discussions with any person who has made an unsolicited bona fide written acquisition proposal that such party's board of directors determines in good faith constitutes a superior proposal (as defined below), to the extent that such party's board of directors, after consultation with its outside legal counsel, determines that the failure to do so would be inconsistent with its fiduciary obligations. Any information so provided is required to be provided pursuant to a confidentiality and standstill agreement that is at least as favorable to the providing party as the confidentiality and standstill agreement entered into between Transocean and GlobalSantaFe in connection with the Transactions and that does not contain terms that prevent such party from complying with its no-solicitation obligations under the merger agreement.

        Furthermore, notwithstanding anything in the merger agreement to the contrary, the board of directors of Transocean or GlobalSantaFe may make an "adverse recommendation change" by:

  •
  withdrawing or publicly proposing to withdraw (or amend or modify in a manner adverse to the other party) the approval, recommendation or declaration of advisability of its board of directors of the merger agreement or any of the transactions contemplated by the merger agreement or

  •
  recommending, adopting or approving, or proposing publicly to recommend, adopt or approve, an acquisition proposal.

        A "superior proposal" means, with respect to Transocean or GlobalSantaFe, an unsolicited bona fide written acquisition proposal with respect to all of the outstanding ordinary shares or all or substantially all the assets of such party that, in the good faith judgment of such party's board of directors, taking into account the likelihood of financing, shareholder approval and other requirements for consummation, after consultation with a financial advisor of recognized national reputation, is superior to the Transactions, in the case of Transocean, and to the Merger, in the case of GlobalSantaFe. For the purposes of making a superior proposal determination, it is understood by the parties that such determination necessarily will (1) be based on limited information compared to a termination determination made in connection with a superior proposal as described under "—Termination of the Merger Agreement" below, (2) require assumptions that shall be made in the good faith judgment of such party's board of directors and (3) not be as complete or informed as, and will be distinct from, a superior proposal determination made for the purposes described under "—Termination of the Merger Agreement" below.

        Prior to participating in any substantive discussions or negotiations and as promptly as practicable (and in any event within 24 hours) after receipt of an acquisition proposal, any inquiry with respect to an acquisition proposal, or any request for information in connection with such a proposal, the party receiving such proposal or request has agreed to:

  •
  notify the other party orally and in writing of any such proposal, inquiry or request, the identity of the person or group making such proposal, inquiry or request, and the material terms and conditions of any acquisition proposal;

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  keep the other party reasonably informed on a timely basis of the status and material details of any acquisition proposal;

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  provide the other party after receipt or delivery with copies of all correspondence and other written material sent or provided to such party from any third party or sent or provided by such party to a third party in connection with any acquisition proposal; and

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  provide or make available to the other party any material nonpublic information concerning itself or any of its subsidiaries that it has provided to the third party making such acquisition proposal that was not previously provided or made available to the other party.

  Shareholder Meetings

        Transocean has agreed to submit the Reclassification (if so ordered by the Grand Court), the issuance of Transocean ordinary shares in the Merger and the amendment and restatement of its articles of association and memorandum of association to its shareholders regardless of whether the Transocean board of directors makes an adverse recommendation change. The board of directors of Transocean will recommend approval of the Reclassification and issuance of Transocean ordinary shares in the Merger, and use its reasonable best efforts to solicit proxies from its shareholders in favor of such matters, unless, prior to the approval of such matters by its shareholders, and upon one business day's notice to GlobalSantaFe, in the good faith opinion of the board of directors of Transocean, after consultation with its outside legal counsel, the board determines the failure to withdraw its recommendation would be inconsistent with its fiduciary obligations.

        GlobalSantaFe has agreed to submit the Merger (if so ordered by the Grand Court) to its shareholders regardless of whether the GlobalSantaFe board of directors makes an adverse recommendation change. The board of directors of GlobalSantaFe will recommend approval of the Merger, and use its reasonable best efforts to solicit proxies from its shareholders in favor of the Merger, unless, prior to the approval of such matters by its shareholders, and upon one business day's notice to Transocean, in the good faith opinion of the board of directors of GlobalSantaFe, after consultation with its outside legal counsel, the board determines the failure to withdraw its recommendation would be inconsistent with its fiduciary obligations.

  Additional Agreements

        Each of Transocean and GlobalSantaFe has agreed to:

  •
  make its respective required filings under the HSR Act and any applicable non-U.S. competition, antitrust, or premerger notification laws, including a filing with the U.K. Office of Fair Trading, promptly and thereafter make any other required submissions under the HSR Act or other such laws;

  •
  use its reasonable best efforts to cooperate with the other party in:

  –
  determining which filings, consents, approvals, permits, and authorizations are required to be made with or obtained from any governmental entity prior to the effective time of the Merger in connection with the Transactions;

  –
  timely making all such filings and seeking all such consents, approvals, permits or authorizations without causing a material adverse affect;

  •
  promptly notify the other party of any communication concerning the merger agreement or the transactions contemplated by the merger agreement from any governmental entity and permit the other party to review in advance any proposed communication concerning the merger agreement or the transactions contemplated by the merger agreement to any governmental entity;

  •
  not agree to participate in any meeting or material discussion with any governmental entity regarding any filing, investigation or other inquiry concerning the merger agreement or the transactions contemplated by the merger agreement unless the other party is consulted in advance and, to the extent permitted by such governmental entity, is given the opportunity to participate;

  •
  furnish the other party with copies of all correspondence, filings and communications between them and their affiliates and their respective representatives and any governmental entity regarding the merger agreement and the transactions contemplated by the merger agreement;

  •
  furnish the other party with such necessary information and reasonable assistance as such other party may reasonably request in connection with its preparation of necessary filings, registrations or submissions of information to any governmental entity;

  •
  use its reasonable best efforts to avoid the entry of, or to have vacated, terminated or modified, any decree, order or judgment that would restrain, prevent or delay the closing of the Transactions;

  •
  use its reasonable best efforts to take any and all steps necessary to obtain any consents or eliminate any impediments to the Merger;

  •
  immediately prior to the effective time of the Reclassification, in the case of Transocean, and immediately prior to the effective time of the Merger, in the case of GlobalSantaFe, file with the Register of Companies of the Cayman Islands its respective court orders sanctioning the Reclassification and the Merger, respectively;

  •
  provide to the other party access to its records and files, correspondence, audits, properties and other certain information as the other party may reasonably request;

  •
  use its reasonable best efforts to consult with the other party before issuing any press release or public announcement relating to the merger agreement or the transactions contemplated by the merger agreement;

  •
  cooperate and promptly prepare and shall file with the SEC as soon as practicable, this joint proxy statement, and to:

  –
  use its reasonable best efforts to obtain all necessary non-U.S., state securities law or "Blue Sky" permits or approvals required to carry out the transactions contemplated by the merger agreement;

  –
  advise the other party of any comments or correspondence from the SEC relating to this joint proxy statement;

  –
  promptly provide the other with drafts of all correspondence intended to be sent to the SEC in connection with the Transactions and allow such party the opportunity to comment prior to delivery to the SEC;

  –
  cause this joint proxy statement to be mailed to its shareholders as promptly as practicable;

  –
  ensure that the information provided for inclusion in this joint proxy statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

  –
  share all expenses related to the foregoing.

  •
  Transocean will promptly prepare and submit to the NYSE a listing application covering the Transocean ordinary shares issuable in the Merger and the Reclassification and obtain, before the effective time of the Merger, the NYSE's approval for the listing of those shares, and the parties will share expenses relating thereto;

  •
  use its reasonable best efforts to have timely delivered to the other party a "comfort" letter from its independent public accountants, in a form reasonably satisfactory to the other party;

  •
  deliver to the other party a list identifying all persons who it believes, at the date of its shareholder meeting to consider and vote upon the adoption of the merger agreement, may be deemed to be its "affiliates," as that term is used in paragraphs (c) and (d) of Rule 145 under the Securities Act, and use reasonable best efforts to obtain from each such person a written undertaking not to transfer Transocean ordinary shares received pursuant to the Transactions except (1) pursuant to an effective registration statement, (2) in compliance with Rule 145 under the Securities Act or (3) pursuant to an exemption from the registration requirements under the Securities Act; and

  •
  pay all costs and expenses incurred by it in connection with the merger agreement and the transactions contemplated by it, regardless of whether the Transactions are consummated, other than costs that are specified to be shared or reimbursed under the merger agreement.

        Nothing in the merger agreement requires Transocean or GlobalSantaFe to take any competition action (as defined below) to obtain any consents, approvals, permits or authorizations or to remove any impediments to the Merger relating to the HSR Act, non-U.S. antitrust laws or other antitrust, competition or premerger notification trade regulation law, regulation or order or to the avoid the entry of, or to the effect the dissolution of, any injunction, temporary restraining order or other order in any suit or proceedings relating to antitrust laws. A "competition action" means, with respect to Transocean or GlobalSantaFe, to dispose of any of its assets or limit its freedom of action with respect to any of its businesses, or to consent to any such disposition or limitation of its freedom, whether prior to or after the effective time of the Merger, or to commit or agree to any of the foregoing, other than dispositions, limitations or consents, commitments or agreements conditioned upon the consummation of the Mergers and the transactions contemplated by the merger agreement and which, in the reasonable good faith judgment of both of the parties, do not and are not reasonably likely (individually or in the aggregate) to:

  •
  have a material adverse effect on Transocean;

  •
  have a material adverse effect on GlobalSantaFe;

  •
  materially impair the benefits or advantages that it expects to receive from the Merger and the transactions contemplated by the merger agreement; or

  •
  have a material adverse effect on the business plan or business strategy for the combined company.

        Furthermore, neither party shall take or agree to take any competition action without the prior written agreement of the other party.

  Indemnification and Directors' and Officers' Insurance

        From and after the effective time of the Merger, Transocean and Merger Sub have agreed to indemnify, defend and hold harmless to the fullest extent permitted under applicable law each person who is, or has been at any time prior to the effective time of the Merger, an executive officer or director of Transocean or GlobalSantaFe (or any subsidiary or division thereof) and each person who served at the request of Transocean or GlobalSantaFe as a director, officer, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise against all losses, claims, damages, liabilities, costs or expenses (including attorneys' fees), judgments, fines, penalties and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to acts or omissions, or alleged acts or omissions, by them in their capacities as such, whether commenced, asserted or claimed before or after the effective time of the Merger.

        Each of Transocean and GlobalSantaFe has agreed that the rights to indemnification, including provisions relating to advances of expenses incurred in defense of any action or suit, in its memorandum of association and articles of association with respect to matters occurring through the effective time of the Merger, shall survive the Merger.

        For a period of six years after the effective time of the Merger, Transocean and Merger Sub have agreed to maintain directors' and officers' liability insurance covering the indemnified parties who are, or at any time prior to the effective time of the Merger were, covered by Transocean and GlobalSantaFe's existing directors' and officers' liability insurance policies on terms substantially no less advantageous to the indemnified parties than such existing insurance; provided, that Transocean and Merger Sub are not required to pay annual premiums in excess of 250% of the last annual premium paid by Transocean.

  Employee Matters

        Transocean has agreed to continue the employment of all of the employees who are employed by either party as of the day immediately prior to the effective time of the Merger initially at the same salaries and wages of such employees immediately prior to the effective time of the Merger. During the period from the effective time of the Merger through December 31, 2008, Transocean will:

  •
  provide each such employee with an annual salary rate or hourly wage rate, as applicable, that is no less favorable to such employee than the salary rate or wage rate provided to such employee immediately prior to the effective time of the Merger, and

  •
  provide such employees who were employed by GlobalSantaFe, in the aggregate, with employee compensation and benefits no less favorable in the aggregate than those provided by GlobalSantaFe immediately prior to the effective time of the Merger.

        Transocean has also agreed to honor, and to enter into novation agreements with respect to, specified severance agreements of GlobalSantaFe.

        Transocean will credit each employee for the period of employment and service recognized by the applicable employer immediately prior to the effective time of the Merger for purposes of determining such employee's eligibility to join (subject to satisfaction of all non-service related eligibility criteria) and vesting under (but not benefit accrual for any purpose other than vacation pay, severance and termination pay, sick leave, post-retirement health coverage and satisfaction of early retirement criteria) all employee benefit plans, programs, policies or similar employment related arrangements of Transocean in which such employee is eligible to participate.

        Transocean will waive, and use its best efforts to cause the relevant insurance carriers and other third parties to waive, pre-existing conditions, subject to certain exceptions. Transocean will also offer employees coverage under a group health plan that credits expenses already incurred by such employee in the year in which the effective time of the Merger occurs.

        Transocean will also establish a severance plan with general terms as previously agreed by the parties. Such plan will be effective for at least two years from the effective time of the Merger and will be for the benefit of eligible persons employed as of the effective time of the Merger on a U.S. dollar payroll. The parties have further agreed to cooperate in good faith to take appropriate and substantially consistent actions to retain key employees and provide for a smooth transition, including such action as they deem appropriate to provide for retention payments following the closing date.

        Transocean will pay to each employee who was employed by it immediately prior to the effective time of the Merger an amount, to the extent then unpaid, equal to the annual incentive bonus to which the affected employee would be entitled under the terms of Transocean's 2007 Performance Award and Cash Bonus Plan and applicable award letters. No later than March 14, 2008, Transocean will pay to each employee who was employed by GlobalSantaFe immediately prior to the effective time of the

Merger (or if the effective time shall have not yet occurred, GlobalSantaFe shall pay to each person who is an employee of GlobalSantaFe on March 14, 2008):

  •
  any annual incentive bonus to which GlobalSantaFe determined the employee would be entitled under GlobalSantaFe's 2007 non-equity annual incentive plan(s); and

  •
  any amount to which GlobalSantaFe determined that the employee would be entitled with respect to GlobalSantaFe's outstanding cash-based performance units.

        If the employment of an employee who would otherwise be entitled to a payment under the immediately preceding provisions is involuntarily terminated, or such an employee voluntarily terminates employment after attaining age 55 and five years of service, prior to March 14, 2008, the payment or payments shall nevertheless be made to such employee on March 14, 2008.

        In the event the effective time of the Merger occurs in 2008, immediately prior to the effective time:

  •
  Transocean shall have the right to pay each employee who was eligible to receive an annual incentive bonus under the Transocean Performance Award and Cash Bonus Plan in effect at such time, a pro rata cash bonus for the period from January 1, 2008, through the effective time of the Merger, and

  •
  GlobalSantaFe shall have the right to pay each employee who was eligible to receive an annual incentive bonus under GlobalSantaFe's 2007 non-equity annual incentive plan(s) a pro rata cash bonus for the period from January 1, 2008, through the effective time of the Merger.

        Except with respect to offers of employment to prospective new employees in the ordinary course of business, Transocean and GlobalSantaFe agree not to make any representations or promises concerning continued employment after the effective time of the Merger or the terms and conditions of employment.

        The merger agreement provides that, for the avoidance of doubt, Transocean deems that the Transactions constitute a change of control of Transocean with respect to (1) the Transocean Executive Change of Control Severance Benefit, (2) the Long-Term Incentive Plan of Transocean, (3) the Deferred Compensation Plan of Transocean, (4) the Performance Award and Cash Bonus Plan of Transocean and (5) any awards under the Transocean stock plans, except for specified awards granted after July 20, 2007.

  Schemes of Arrangement

        As soon as practicable, each of Transocean and GlobalSantaFe has agreed to:

  •
  issue a petition seeking sanction of the Reclassification, in the case of Transocean, and sanction of the Merger, in the case of GlobalSantaFe, and cause application to be made to the Grand Court requesting the Grand Court to summon such shareholder meetings as the court may direct;

  •
  convene such meetings to obtain the approvals required under Section 86(2) of the Companies Law of the Cayman Islands; and

  •
  subject to such approvals being obtained, appear before the Grand Court at the hearings of the petitions seeking sanction of the Reclassification, in the case of Transocean, and sanction of the Merger in the case of GlobalSantaFe, pursuant to the Companies Law of the Cayman Islands and file such other documents as are required to be filed with the Grand Court to effect the Transactions.

        As soon as practicable following the satisfaction or waiver of the conditions to the Transactions, Transocean and GlobalSantaFe shall each cause its respective order of the Grand Court sanctioning the Reclassification (in the case of Transocean) and the Merger (in the case of GlobalSantaFe) to be filed with the Registrar of Companies of the Cayman Islands. The Reclassification shall be effective at the time of such filing by Transocean and the Merger shall be effective upon the latter to occur of such filing by GlobalSantaFe or one minute following such filing by Transocean. The effect of the Merger will be to transfer the assets, liabilities and undertaking of GlobalSantaFe to Merger Sub. GlobalSantaFe will be dissolved without a winding up and it will thereby cease to exist as a company.

  Financing

        Each of Transocean and GlobalSantaFe has agreed to use its reasonable best efforts to:

  •
  obtain financing on the terms and conditions set forth in the financing commitments that are described under "Financing of the Transactions" (or any substitute financing commitments as agreed by the parties) or on terms more favorable to Transocean;

  •
  negotiate definitive agreements with respect to the financing on the terms and conditions contained in the financing commitments; and

  •
  consummate the financing at or prior to the closing of the Transactions.

        Each party agrees to give the other party prompt notice upon becoming aware of any termination of the financing commitments or any event that makes procurement of any portion of the financing unlikely in the manner or from the sources contemplated in the financing commitments, in which case, Transocean and, at the direction and guidance of Transocean, GlobalSantaFe, will use their reasonable best efforts to arrange as promptly as practicable any such portion from alternate sources on terms and conditions substantially no less favorable to Transocean. Transocean will take and use reasonable best efforts to cause its subsidiaries to take, and at the request of Transocean, GlobalSantaFe will take and use its reasonable best efforts to cause its subsidiaries to take, all actions reasonably necessary in connection with the financing.

        In connection with the financing, each of Transocean and GlobalSantaFe has agreed to use its reasonable best efforts to:

  •
  provide reasonably required information relating to it and its subsidiaries to the parties providing financing;

  •
  participate in meetings, drafting sessions and due diligence sessions in connection with the financing;

  •
  assist in the preparation of any offering documents and materials for rating agency presentations;

  •
  reasonably cooperate with the marketing efforts for any portion of the financing;

  •
  execute and deliver customary certificates, accounting comfort letters, legal opinions, surveys, title insurance or other documents and instruments relating to guarantees, the pledge of collateral and other matters ancillary to the financing as may be reasonably necessary in connection with the financing;

  •
  enter into one or more secured or unsecured credit or other agreements on terms satisfactory to Transocean that are reasonably necessary in connection with the financing;

  •
  furnish Transocean and its financing sources as promptly as practicable with all financial and other information regarding the parties and their respective subsidiaries as may be reasonably necessary of a type generally used in connection with a syndicated bank financing as well as a registered public offering or an offering pursuant to Rule 144A of the Securities Act;

  •
  take all actions reasonably necessary in connection with the pay off of existing indebtedness and the release of related liens; and

  •
  take all corporate actions reasonably necessary to permit the consummation of the financing and the direct borrowing or incurrence of all proceeds of the financing by Transocean immediately following the effective time of the merger agreement.

        Transocean and GlobalSantaFe have further agreed that Transocean shall pay two-thirds and GlobalSantaFe shall pay one-third of all reasonable out-of-pocket third party costs incurred by either party in connection with the financing.

        In the event that the Transactions are not consummated due to a failure to obtain the financing, no party will have liability to the other arising out of such failure but neither party is relieved of its obligations to use its reasonable best efforts to obtain the financing as required by the merger agreement.

  Tax Treatment

        Prior to and at the effective time of the Merger, each of Transocean and GlobalSantaFe has agreed to use its reasonable best efforts to:

  •
  cause the Merger to qualify as a reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended;

  •
  refrain from taking any action reasonably likely to cause the Merger not to so qualify; and

  •
  obtain the specified tax opinions of its legal advisors and tax certificates of its officers.

        The parties further agree to take all actions required for Merger Sub, at the effective time of the Merger, to be disregarded as an entity separate from its owner, Transocean, for U.S. federal tax purposes.

Representations and Warranties

        Transocean and Merger Sub, on the one hand, and GlobalSantaFe, on the other hand, have made various representations and warranties in the merger agreement, which are substantially reciprocal, to each other. Those representations and warranties generally pertain to:

  •
  corporate existence, good standing, and qualification and corporate authority to conduct its business;

  •
  corporate power and authority to execute and perform the merger agreement and the enforceability of the merger agreement;

  •
  capitalization;

  •
  with respect to each party's significant subsidiaries (as defined in Rule 1-02 of Regulation S-X of the Exchange Act), existence, good standing, qualification and corporate authority to conduct its business, and capitalization;

  •
  compliance with laws and permits;

  •
  whether such party's execution and performance of the merger agreement or consummation of the transactions contemplated by the merger agreement causes any conflict with the charter documents of such parties or its significant subsidiaries, a default under any material agreement or a violation of any applicable law;

  •
  consents, approvals or authorizations of, or filings or registrations with any governmental entity required in connection with the execution, delivery and performance of the merger agreement;

  •
  the reports and documents such party has filed with the SEC, including financial information;

  •
  litigation;

  •
  absence of certain changes in the period from December 31, 2006, until the date of the merger agreement;

  •
  taxes;

  •
  employee benefit plans and matters relating to the Employee Retirement Income Security Act of 1974;

  •
  labor matters;

  •
  environmental matters;

  •
  intellectual property matters;

  •
  absence of material decrees, writs, fines, injunctions, judgments, awards or determinations;

  •
  maintenance of insurance;

  •
  brokerage and similar fees;

  •
  recommendation of the boards of directors and receipt of opinions of financial advisors;

  •
  beneficial ownership of the other party's capital shares;

  •
  shareholder votes required in connection with the merger agreement;

  •
  ownership of drilling units;

  •
  undisclosed liabilities;

  •
  certain contracts;

  •
  capital expenditure program;

  •
  derivative transactions;

  •
  disclosure controls and procedures; and

  •
  transactions with affiliates.

Conditions to the Transactions

  Conditions to Each Party's Obligation

        Each party's obligation to effect the Merger and the Reclassification is subject to the satisfaction or waiver of the following conditions:

  •
  the requisite approval of the shareholders of both parties shall have been obtained;

  •
  any waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated;

  •
  there shall not be pending or threatened in writing any claim, proceeding or action by an agency of the government of the United States or of the United Kingdom seeking to restrain, prohibit or rescind any transactions contemplated by the merger agreement as an actual or threatened violation of any antitrust law or seeking to penalize a party for completing any such transaction which in any of such cases is, in the reasonable judgment of either Transocean or GlobalSantaFe, reasonably likely to require any competition actions;

  •
  in the event of any review by the U.K. Office of Fair Trading or the U.K. Secretary of State for Trade and Industry, receipt of indications reasonably satisfactory to each of Transocean and GlobalSantaFe that the Merger will not be referred to the U.K. Competition Commission or, if the Merger is referred to the U.K. Competition Commission, receipt of indications reasonably satisfactory to each of Transocean and GlobalSantaFe that the Merger can proceed;

  •
  any mandatory waiting period under any applicable non-U.S. antitrust laws, where the failure to observe such waiting period would, in the reasonable judgment of either Transocean or GlobalSantaFe, reasonably be expected to require any competition actions shall have expired or been terminated;

  •
  there shall not have been a final or preliminary administrative order denying approval of or prohibiting the Merger issued by a governmental entity with jurisdiction to enforce applicable non-U.S. antitrust laws, which order is in the reasonable judgment of either Transocean or GlobalSantaFe reasonably likely to require any competition actions;

  •
  none of the parties shall be subject to any decree, order or injunction of a court of competent jurisdiction that prohibits the consummation of the Transactions;

  •
  no statute, rule or regulation shall have been enacted by any governmental entity which prohibits or makes unlawful the consummation of the Merger or the Reclassification;

  •
  the NYSE shall have authorized for listing the Transocean ordinary shares to be issued pursuant to the Transactions;

  •
  the amended and restated memorandum and articles of association of Transocean shall have been filed with the Registrar of Companies of the Cayman Islands and shall be effective;

  •
  the requisite court orders sanctioning the Transactions shall have been filed with the Registrar of Companies of the Cayman Islands;

  •
  Transocean and GlobalSantaFe shall each be reasonably satisfied that all of the conditions to the funding under the financing commitments or other commitments on terms no less favorable in the aggregate to the borrower than those set forth in the financing commitments shall have been satisfied by Transocean to provide at the time required funds that will be sufficient to enable Transocean to deliver the aggregate cash consideration payable in connection with the Transactions.

  Conditions to GlobalSantaFe's Obligation

        In addition, the obligation of GlobalSantaFe to effect the Merger is subject to the fulfillment or waiver of the following conditions:

  •
  Transocean and Merger Sub shall have performed, in all material respects, their covenants and agreements that the merger agreement requires them to perform on or before the closing date of the Transactions;

  •
  The representations and warranties of Transocean and Merger Sub set forth in the merger agreement concerning existence, good standing and corporate authority shall be true and correct in all respects (except, in each such case, for any inaccuracies that are de minimis in the aggregate) as of the closing date of the Transactions, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date);

  •
  The representations and warranties of Transocean and Merger Sub set forth in the merger agreement concerning authorization and enforceability of the merger agreement and capitalization shall be true and correct in all respects (except, in each such case for any inaccuracies that are de minimis in the aggregate) as of the date of the merger agreement and as of the closing date of the Transactions, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date);

  •
  The other representations and warranties of Transocean and Merger Sub set forth in the merger agreement shall be true and correct (without giving effect to any limitation as to "materiality" or "material adverse effect" set forth therein) as of the closing date of the Transactions, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure to be so true and correct individually or in the aggregate has not had and would not be reasonably likely to have or result in a material adverse effect on Transocean;

  •
  GlobalSantaFe shall have received a certificate of the President or a Vice President of each of Transocean and Merger Sub certifying that the foregoing conditions have been satisfied;

  •
  GlobalSantaFe shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom LLP in form and substance reasonably satisfactory to GlobalSantaFe, to the effect that, for U.S. federal income tax purposes, the Merger will be treated as a reorganization qualifying under section 368(a) of the Internal Revenue Code, which opinion may state that the conclusions expressed therein are not entirely free from doubt and may rely upon representations of officers of GlobalSantaFe and Transocean and upon an opinion from Maples & Calder as to certain matters of Cayman Islands law.

  Conditions to Transocean's and Merger Sub's Obligations

        In addition, the obligation of Transocean and Merger Sub to effect the Transactions is subject to the fulfillment or waiver of the following conditions:

  •
  GlobalSantaFe shall have performed, in all material respects, its covenants and agreements that the merger agreement requires it to perform on or before the closing date of the Transactions;

  •
  The representations and warranties of GlobalSantaFe set forth in the merger agreement concerning existence, good standing and corporate authority shall be true and correct in all respects (except, in each such case, for any inaccuracies that are de minimis in the aggregate) at and as of the closing date of the Transactions, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date);

  •
  The representations and warranties of GlobalSantaFe set forth in the merger agreement concerning authorization and enforceability of the merger agreement and capitalization shall be true and correct in all respects (except, in each such case for any inaccuracies that are de minimis in the aggregate) as of the date of the merger agreement and as of the closing date of the Transactions, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date);

  •
  The other representations and warranties of GlobalSantaFe set forth in the merger agreement shall be true and correct (without giving effect to any limitation as to "materiality" or "material adverse effect" set forth therein) as of the closing date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure to be so true and correct individually or in the aggregate has not had and would not be reasonably likely to have or result in a material adverse effect on GlobalSantaFe;

  •
  Transocean shall have received a certificate of the President or a Vice President of GlobalSantaFe certifying that the foregoing conditions have been satisfied;

  •
  Transocean shall have received the opinion of Baker Botts L.L.P. in form and substance reasonably satisfactory to Transocean, to the effect that, for U.S. federal income tax purposes, (1) the Merger will be treated as a reorganization qualifying under section 368(a) of the Internal Revenue Code and that (2) Transocean shareholders will recognize no income or gain in the Reclassification except with respect to cash received in the Reclassification, which opinion may state that the conclusions expressed therein are not entirely free from doubt and may rely upon representations of officers of GlobalSantaFe and Transocean and upon an opinion from Walkers Global as to certain matters of Cayman Islands law.

Termination of the Merger Agreement

        GlobalSantaFe and Transocean may terminate the merger agreement at any time by written mutual consent.

        The board of directors of either GlobalSantaFe or Transocean may terminate the merger agreement at any time prior to the effective time of the Merger if:

  •
  the Transactions have not been consummated by July 21, 2008, provided that the party desiring to terminate the merger agreement for this reason has not failed to perform or observe in any material respect any of its obligations under the merger agreement in any manner that was the cause of, or resulted in, the failure of the Transactions to occur on or before that date;

  •
  there is a failure to obtain the requisite approval of the shareholders of either party at a meeting of those shareholders, provided that a party may not terminate the merger agreement for this reason if the failure to obtain the approval of such party's shareholders is proximately caused by either a withdrawal, modification or change in the recommendation of such party's board of directors, except for an adverse recommendation change made in accordance with the merger agreement, or a breach by such party of its non-solicitation obligations; or

  •
  a court of competent jurisdiction or governmental entity has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the merger agreement that has become final and nonappealable. However, the party seeking to terminate the merger agreement for this reason must have complied with the covenants in the merger agreement that generally relate to antitrust and other governmental filings and approvals and, with respect to other matters, used its reasonable best efforts to remove such injunction, decree or order.

        The board of directors of GlobalSantaFe may terminate the merger agreement at any time, after consultation with its outside legal advisors, if:

  •
  Transocean or Merger Sub has breached any representation, warranty, covenant or agreement in the merger agreement, or any such representation or warranty has become untrue, in either case such that a condition to GlobalSantaFe's obligations to consummate the Merger would not be satisfied, and such breach is not curable, or, if curable, is not cured within 30 days after GlobalSantaFe gives written notice of the breach to Transocean, and GlobalSantaFe is not, at that time, in breach of any representation, warranty, covenant or agreement in the merger agreement such that the conditions of Transocean to consummate the Transactions would not be satisfied;

  •
  the board of directors of Transocean has made an adverse recommendation change and the requisite approvals of the Transocean shareholders have not yet been obtained; or

  •
  before obtaining the requisite approval of its shareholders, GlobalSantaFe concurrently enters into a binding definitive written agreement providing for the implementation of a transaction that constitutes a superior proposal for GlobalSantaFe after the board of directors of GlobalSantaFe determines in good faith after consultation with its outside legal advisors and financial advisors that proceeding with the Merger would be inconsistent with its fiduciary obligations. GlobalSantaFe may not terminate the merger agreement for this reason, however, unless:

  •
  it has complied in all material respects with its non-solicitation obligations under the merger agreement;

  •
  it has paid or concurrently pays the termination fee to Transocean described under "—Termination Fees and Expenses" below;

  •
  Transocean receives at least 7 days (or 5 days with respect to any material revision to such superior proposal) prior written notice from GlobalSantaFe of its intention to effect that termination; and

  •
  during that 7-day period (or 5-day period, if applicable), GlobalSantaFe considers, and causes its financial advisors to consider, any adjustment in the terms and conditions of the merger agreement that Transocean may propose.

        The board of directors of Transocean may terminate the merger agreement at any time, after consultation with its outside legal advisors, if:

  •
  GlobalSantaFe has breached any representation, warranty, covenant or agreement in the merger agreement, or any such representation or warranty has become untrue, in either case such that a condition to Transocean's and Merger Sub's obligations to consummate the Transactions would not be satisfied, and such breach is not curable, or, if curable, is not cured within 30 days after Transocean gives written notice of the breach to GlobalSantaFe, and Transocean is not, at that time, in breach of any representation, warranty, covenant or agreement in the merger agreement such that the conditions of GlobalSantaFe to consummate the Transactions would not be satisfied;

  •
  the board of directors of GlobalSantaFe has made an adverse recommendation change and the requisite approval of the GlobalSantaFe shareholders has not yet been obtained; or

  •
  before obtaining the requisite approval of its shareholders, Transocean enters into a binding definitive written agreement providing for the implementation of a transaction that constitutes a superior proposal for Transocean after the board of directors of Transocean determines in good faith after consultation with its outside legal advisors and financial advisors that proceeding with the Transactions would be inconsistent with its fiduciary obligations. Transocean may not terminate the merger agreement for this reason, however, unless:

  •
  it has complied in all material respects with its non-solicitation obligations under the merger agreement;

  •
  it has paid or concurrently pays the termination fee to GlobalSantaFe described under "—Termination Fees and Expenses" below;

  •
  GlobalSantaFe receives at least 7 days (or 5 days with respect to any material revision to such superior proposal) prior written notice from Transocean of its intention to effect that termination; and

  •
  during that 7-day period (or 5-day period, if applicable), Transocean considers, and causes its financial advisors to consider, any adjustment in the terms and conditions of the merger agreement that GlobalSantaFe may propose.

Termination Fees and Expenses

        Termination of the merger agreement may require GlobalSantaFe or Transocean to pay a cash termination fee of $300 million under certain circumstances.

        GlobalSantaFe will be required to pay the termination fee at the time of termination of the merger agreement where the merger agreement is terminated:

  •
  by either party due to failure to obtain the requisite approval of GlobalSantaFe's shareholders, where:

  •
  the failure to obtain such approval occurs after the public disclosure of an acquisition proposal for GlobalSantaFe by a third party, and

  •
  prior to such failure, the board of directors of GlobalSantaFe determines that such proposal constitutes a superior proposal for purposes of providing information to, or entering into negotiations or discussions with, the party making such acquisition proposal;

  •
  by either party due to failure to obtain the requisite approval of GlobalSantaFe's shareholders, where the failure to obtain GlobalSantaFe shareholder approval was proximately caused by GlobalSantaFe's breach of its non-solicitation obligations or obligations to submit the Merger to its shareholders for approval;

  •
  by Transocean due to an adverse recommendation change of GlobalSantaFe that was in response to an acquisition proposal for GlobalSantaFe; or

  •
  by GlobalSantaFe in connection with a superior proposal for GlobalSantaFe as described under "—Termination of the Merger Agreement" above.

        GlobalSantaFe will be required to pay the termination fee at the time of entry into a definitive agreement or consummation of an acquisition proposal for GlobalSantaFe where the merger agreement is terminated by either party due to failure to obtain the requisite approval of GlobalSantaFe's shareholders, where a termination fee is not otherwise payable upon such termination as described above:

  •
  the failure to obtain such approval occurs after the public disclosure of an acquisition proposal for GlobalSantaFe by a third party, and

  •
  within 12 months after such termination, GlobalSantaFe or any of its subsidiaries enters into a definitive agreement providing for an acquisition proposal for GlobalSantaFe or an acquisition proposal for GlobalSantaFe is consummated.

        Transocean will be required to pay the termination fee at the time of termination of the merger agreement where the merger agreement is terminated:

  •
  by either party due to failure to obtain the requisite approval of Transocean's shareholders, where:

  •
  the failure to obtain such approval occurs after the public disclosure of an acquisition proposal for Transocean by a third party, and

  •
  prior to such failure, the board of directors of Transocean determines that such proposal constitutes a superior proposal for purposes of providing information to, or entering into negotiations or discussions with, the party making such acquisition proposal;

  •
  by either party due to failure to obtain the requisite approval of Transocean's shareholders, where the failure to obtain Transocean shareholder approval was proximately caused by Transocean's breach of its non-solicitation obligations or obligations to submit the Transactions to its shareholders for approval;

  •
  by GlobalSantaFe due to an adverse recommendation change of Transocean that was in response to an acquisition proposal for Transocean; or

  •
  by Transocean in connection with a superior proposal for Transocean as described under "—Termination of the Merger Agreement" above.

        Transocean will be required to pay the termination fee at the time of entry into a definitive agreement or consummation of an acquisition proposal for Transocean where the merger agreement is terminated by either party due to failure to obtain the requisite approval of Transocean's shareholders, where a termination fee is not otherwise payable upon such termination as described above:

  •
  the failure to obtain such approval occurs after the public disclosure of an acquisition proposal for Transocean by a third party, and

  •
  within 12 months after such termination, Transocean or any of its subsidiaries enters into a definitive agreement providing for an acquisition proposal for Transocean or an acquisition proposal for Transocean is consummated.

        If the merger agreement is terminated by either party due to the failure to obtain GlobalSantaFe shareholder approval or by Transocean due to an adverse recommendation change by GlobalSantaFe, and no termination fee is otherwise required to be paid by GlobalSantaFe under the merger agreement, then GlobalSantaFe will reimburse Transocean for its third party costs and expenses in connection with the Transactions, up to a maximum of $30 million.

        If the merger agreement is terminated by either party due to the failure to obtain Transocean shareholder approval or by GlobalSantaFe due to an adverse recommendation change by Transocean, and no termination fee is otherwise required to be paid by Transocean under the merger agreement, then Transocean will reimburse GlobalSantaFe for its third party costs and expenses in connection with the Transactions, up to a maximum of $30 million.

        In the event that either party has reimbursed certain expenses of the other party and, subsequently, is required to pay the $300 million termination fee, then the amount of costs and expenses so reimbursed will be offset against the fee payable.

Amendments

        The parties may amend the merger agreement by action taken by their boards of directors, at any time before or after approval by their shareholders of matters presented in connection with the Transactions. After any such shareholder approval, no amendment shall be made that by law requires the further approval of shareholders unless such further approval is obtained.

BUSINESS OF TRANSOCEAN

        Transocean is a leading international provider of offshore contract drilling services for oil and gas wells. As of October 1, 2007, Transocean owned, had partial ownership interests in or operated 82 mobile offshore drilling units. As of this date, Transocean's fleet included 33 High-Specification semisubmersibles and drillships ("High-Specification Floaters"), 20 Other Floaters, 25 Jackups and four Other Rigs. Transocean also has four High-Specification Floaters under construction.

        Transocean's mobile offshore drilling fleet is considered one of the most modern and versatile fleets in the world. Transocean's primary business is to contract these drilling rigs, related equipment and work crews primarily on a dayrate basis to drill oil and gas wells. Transocean specializes in technically demanding segments of the offshore drilling business with a particular focus on deepwater and harsh environment drilling services. Transocean also provides additional services, including integrated services.

        Transocean is a Cayman Islands exempted company with principal executive offices in the United States located at 4 Greenway Plaza, Houston, Texas 77046. Its telephone number at that address is (713) 232-7500.

        For a more detailed description of Transocean's business, see the description set forth in Transocean's Annual Report on Form 10-K for the year ended December 31, 2006, which is incorporated into this joint proxy statement by reference. See "Where You Can Find More Information" on page 170.

BUSINESS OF GLOBALSANTAFE

        GlobalSantaFe is an offshore oil and gas drilling contractor, owning or operating a modern and diversified fleet of 59 marine drilling rigs, plus two rigs under construction. GlobalSantaFe provides offshore oil and gas contract drilling services to the oil and gas industry worldwide on a daily rate (or "dayrate") basis. GlobalSantaFe also provides oil and gas drilling management services on either a dayrate or completed-project, fixed-price (or "turnkey") basis, as well as drilling engineering and drilling project management services, and it participates in oil and gas exploration and production activities. Under a typical turnkey arrangement, GlobalSantaFe assumes responsibility for the design and execution of a well and delivers a logged or cased hole to an agreed depth for a guaranteed price, with payment contingent upon successful completion of the well program.

        As of October 1, 2007, GlobalSantaFe's fleet included:

  •
  six cantilevered heavy-duty harsh environment jackups;

  •
  37 cantilevered jackups;

  •
  11 semisubmersibles, including two ultra-deepwater semisubmersibles;

  •
  three ultra-deepwater, dynamically positioned drillships; and

  •
  two additional semisubmersible rigs that it operates for third parties.

        GlobalSantaFe has also entered into a contract with Keppel FELS, a shipyard located in Singapore, for construction of a new ultra-deepwater semisubmersible. Delivery is currently expected during the first quarter of 2009. On September 11, 2007, GlobalSantaFe announced that it has executed an agreement to build an ultra-deepwater drillship for delivery in September 2010.

        GlobalSantaFe's fleet is deployed in major offshore oil and gas operating areas worldwide. The principal areas in which its fleet is currently deployed are the U.S. Gulf of Mexico, the North Sea, West Africa, the Mediterranean Sea, Southeast Asia, South America, the Middle East and eastern Canada.

        GlobalSantaFe is a Cayman Islands company with its principal executive offices located at 15375 Memorial Drive, Houston, Texas 77079-4101, and its telephone number is (281) 925-6000. For a more detailed description of the business of GlobalSantaFe, see the description set forth in GlobalSantaFe's 2006 Annual Report of Form 10-K, which is incorporated by reference in this joint proxy statement. See "Where You Can Find More Information" on page 170.

FINANCING OF THE TRANSACTIONS

        In connection with the Transactions, on July 21, 2007, Transocean and GlobalSantaFe entered into a commitment letter pursuant to which Goldman Sachs Credit Partners L.P. ("GSCP"), and Lehman Brothers Commercial Bank and Lehman Brothers Holdings Inc. and their respective affiliates (collectively, the "Lehman Lenders") committed to provide financing for the Transactions. The commitment letter provides for a $15.0 billion senior unsecured bridge loan facility due one year after closing (the "Bridge Loan Facility"), $10.0 billion of which is to be provided by GSCP and $5.0 billion of which is to be provided by the Lehman Lenders (except to the extent such commitments to provide financing are assigned to other lenders under the Bridge Loan Facility).

        Transocean, GSCP, the Lehman Lenders and other lenders entered into the Bridge Loan Facility on September 28, 2007. Transocean may make borrowings under the Bridge Loan Facility at either (1) a base rate, determined as the greater of (A) the prime loan rate quoted in The Wall Street Journal Money Rates Section as the prime rate or (B) the federal funds effective rate plus 1/2 of 1%, or (2) the reserve adjusted LIBO rate plus the applicable margin, which is based upon Transocean's non-credit enhanced senior unsecured long-term debt rating (a margin of 0.4%, based on its current credit ratings).

        The Bridge Loan Facility may be prepaid in whole or in part without premium or penalty. In addition, the Bridge Loan Facility requires mandatory prepayments of outstanding borrowings in an amount equal to 100 percent of the net cash proceeds resulting from any of the following (in each case subject to certain agreed exceptions): (A) the sale or other disposition of any property or assets of Transocean or its subsidiaries above a predetermined threshold; (B) the receipt of certain net insurance or condemnation proceeds; (C) certain issuances of equity securities of Transocean or its subsidiaries; and (D) the incurrence of indebtedness for borrowed money by Transocean or its subsidiaries.

        The Bridge Loan Facility contains certain covenants that are applicable during the period in which any borrowings are outstanding, including a maximum leverage ratio and covenants restricting the combined company's ability to pay dividends. Borrowings under the Bridge Loan Facility are subject to acceleration upon the occurrence of events of default during the period in which any borrowings are outstanding.

        The obligation of each lender to make loans under the Bridge Loan Facility is subject to the satisfaction of certain conditions, including the execution of satisfactory documentation, the absence of a material adverse effect (as defined in the merger agreement) and the consummation, or substantially concurrent consummation, of the Transactions. There can be no assurance that these conditions will be met.

        Prior to the completion of the Transactions, Transocean expects to enter into a new 5-year revolving credit facility with a credit limit ranging from $1.5 billion to $2 billion. Transocean also expects to enter into a 364-day credit facility with a separate credit limit ranging from $1.5 billion to $2 billion. The revolving credit facility is expected to have covenants similar to the covenants in the Bridge Loan Facility. Transocean may not be able to enter into the proposed 5-year revolving credit facility or the proposed 364-day credit facility on the terms described, or at all.

        Transocean will likely seek to refinance the Bridge Loan Facility in whole or in part prior to the expiration of its one year term. Such refinancing may be effected through borrowings under new bank credit facilities, issuance of debt securities, including convertible debt securities, or through other financing transactions.

SECURITY OWNERSHIP OF 5% BENEFICIAL
OWNERS AND MANAGEMENT OF TRANSOCEAN

        The table below shows how many ordinary shares each of Transocean's directors, each of the named executive officers included in the summary compensation section in Transocean's proxy statement for its 2007 annual meeting of shareholders and all directors and executive officers of Transocean as a group owned as of September 14, 2007. No person was known by Transocean to beneficially own 5% or more of the ordinary shares of Transocean as of such date.

AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

Name of Beneficial Owner	Shares Owned Beneficially(1)(2)	Percent of Shares Owned Beneficially(3)
Eric B. Brown(4)	39,455	—
Jean P. Cahuzac(4)	72,106	—
Gregory L. Cauthen(4)(5)	31,499	—
Robert L. Long(4)(6)	409,019	—
Steven L. Newman(4)(7)	49,651	—
Victor E. Grijalva	73,472	—
Mark A. Hellerstein(8)	30	—
Judy J. Kelly	1,741	—
Arthur Lindenauer	35,144	—
Michael E. McMahon	1,000	—
Martin B. McNamara	62,380	—
Roberto Monti	30,023	—
Kristian Siem(9)	40,864	—
Robert M. Sprague(10)	7,023	—
Ian C. Strachan	30,523	—
J. Michael Talbert(11)	82,854	—
All of the persons above and other executive officers as a group (18 persons)(4)	997,707	—

(1)
The business address of each director and executive officer is c/o Transocean Inc., 4 Greenway Plaza, Houston, Texas 77046. None of the shares beneficially owned by our directors or executive officers are pledged as security.

(2)
Includes options exercisable within 60 days held by Messrs. Brown (4,309), Cahuzac (7,470), Cauthen (1,337), Grijalva (26,000), Lindenauer (26,000), Long (228,339), McNamara (37,672), Newman (10,290), Siem (32,841), Strachan (26,000) and all directors and executive officers as a group (403,705). Also includes (i) rights to acquire ordinary shares under Transocean's deferred compensation plan held by Messrs. Grijalva (17,977) and McNamara (12,513), and all directors and executive officers as a group (30,490), (ii) unvested restricted shares held by Messrs. Brown (18,652), Cahuzac (42,176), Cauthen (26,373), Long (56,598), Newman (27,822) and all directors and executive officers as a group (192,188) over which such individuals have sole voting power but no dispositive power, and (iii) vested deferred units held by Ms. Kelly (1,741) and Messrs. Grijalva (4,023), Lindenauer (4,023), McNamara (4,023), Monti (4,023), Siem (4,023), Sprague (4,023), Strachan (4,023), Talbert (1,741) and all directors and executive officers as a group (31,643).

(3)
As of September 14, 2007, each listed individual and Transocean's directors and executive officers as a group beneficially owned less than 1.0% of the outstanding ordinary shares.

(4)
Includes:

	Mr. Brown	Mr. Cahuzac	Mr. Cauthen	Mr. Long	Mr. Newman	All directors and executive officers as a group
Shares held in Employee Stock Purchase Plan	335	1,294	823	6,480	342	10,581

(5)
Includes 27,521 shares held in a joint account with his wife.

(6)
Includes 117,602 shares held in a joint account with his wife.

(7)
Includes 624 shares held in a joint account with his wife.

(8)
Includes 30 shares held by his wife.

(9)
Excludes 1,423,720 of Transocean ordinary shares held by Siem Industries, Inc. Mr. Siem is the Chairman and Chief Executive Officer of Siem Industries, Inc. As a result, he may be deemed a beneficial owner of those ordinary shares.

(10)
Includes 3,000 shares held in a joint account with his wife.

(11)
Includes 2,000 shares held in a joint account with his wife.

SECURITY OWNERSHIP OF 5% BENEFICIAL
OWNERS AND MANAGEMENT OF GLOBALSANTAFE

        The following table sets forth as of September 14, 2007, the beneficial ownership of GlobalSantaFe's ordinary shares by each director and the executive officers named in the summary compensation table in GlobalSantaFe's proxy statement for its 2007 annual meeting of shareholders (excluding Mr. Woolie who was no longer an executive officer on such date), and, as a group, those persons and all other current executive officers, based on information provided by such persons.

Name	Shares Owned(a)	Right to Acquire(b)	Restricted Shares(c)	Total Shares	Percent of Class(d)
W. Richard Anderson	1,000	—	3,000	4,000	—
Thomas W. Cason	9,286	38,315	9,000	56,601	—
Michael R. Dawson	6,133	40,908	27,956	74,997	—
Richard L. George	8,083	41,000	9,000	58,083	—
Roger B. Hunt	18,534	21,628	33,500	73,662	—
Jon A. Marshall	158,054	530,892	87,400	776,346	—
James L. McCulloch	13,466	45,005	31,800	90,271	—
Edward R. Muller	4,629	17,320	9,000	30,949	—
W. Matt Ralls	13,400	41,442	43,900	98,742	—
Robert E. Rose	2,753	19,000	9,000	30,753	—
Stephen J. Solarz	3,583	6,000	9,000	18,583	—
Carroll W. Suggs	5,299	42,970	9,000	57,269	—
John L. Whitmire	3,083	25,640	9,000	37,723	—
All of the above and other executive officers as a group (17 persons)	251,136	909,274	355,262	1,515,672	—

(a)
Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated. Includes shares attributable to accounts under GlobalSantaFe's 401(k) plans at September 14, 2007, as follows: Mr. Marshall—5,559; Mr. Dawson—3,367; and the group—10,765.

(b)
Shares that may be acquired within sixty days of September 14, 2007, through the exercise of non-employee director stock options or employee stock options. Also includes, with respect to stock settled appreciation rights, the number of shares that may be acquired within sixty days of September 14, 2007, upon exercise, assuming a market price of $71.52 per share, the closing price of GlobalSantaFe ordinary shares on September 14, 2007.

(c)
Shares are subject to a vesting schedule, forfeiture risk and other restrictions.

(d)
Based on 225,384,680 GlobalSantaFe ordinary shares outstanding as of September 14, 2007, no director or executive officer (or the directors and executive officers as a group) owned more than one percent of the ordinary shares outstanding.

        Listed below are the only persons who, to the knowledge of GlobalSantaFe, may be deemed to be beneficial owners as of September 14, 2007, of more than 5% of GlobalSantaFe's ordinary shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Class(1)
FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	13,931,042	(2)	6.2%
Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	15,103,366	(3)	6.7%

(1)
The percentage indicated is based on the 225,384,680 issued and outstanding ordinary shares of GlobalSantaFe at September 14, 2007.

(2)
The number of shares indicated is based on amendment No. 3 to a statement on Schedule 13G dated August 9, 2007, which was filed jointly by FMR Corp. ("FMR"), Edward C. Johnson 3d, and Fidelity Management & Research Company ("FMRC"). FMR is the owner of certain investment advisory and management companies. FMRC, a wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 12,296,675 shares.

(3)
The number of shares indicated is based on amendment No. 2 to a statement on Schedule 13G dated February 14, 2007, which was filed by Wellington Management Company, LLP, in its capacity as an investment adviser.

MARKET PRICE AND DIVIDEND INFORMATION

        The following table shows the high and low sales prices for Transocean ordinary shares and GlobalSantaFe ordinary shares for the periods shown in the table. The table also shows the amount of cash dividends declared on GlobalSantaFe's ordinary shares during the periods presented in the table. No cash dividends were declared on Transocean ordinary shares during the periods presented in the table.

        Transocean's ordinary shares are listed on the New York Stock Exchange under the symbol "RIG." GlobalSantaFe's ordinary shares are listed on the New York Stock Exchange under the symbol "GSF." As of October 1, 2007, the record date for determining holders of Transocean ordinary shares and GlobalSantaFe ordinary shares, there were 11,753 holders of record of Transocean ordinary shares and 2,456 holders of record of GlobalSantaFe ordinary shares.

	Transocean Ordinary Shares		GlobalSantaFe Ordinary Shares
Calendar Year	High	Low	High	Low	Cash Dividends Declared
2005
First quarter	$51.97	$39.79	$39.05	$31.95	$0.075
Second quarter	58.19	43.16	44.00	32.27	0.075
Third quarter	63.11	53.52	48.34	40.30	0.150
Fourth quarter	70.93	52.34	50.22	39.15	0.150
2006
First quarter	$84.29	$70.05	$62.41	$48.40	$0.225
Second quarter	90.16	70.75	65.21	49.73	0.225
Third quarter	81.63	64.52	58.86	45.75	0.225
Fourth quarter	84.23	65.57	64.50	44.26	0.225
2007
First quarter	$83.20	$72.47	$64.00	$51.54	$0.225
Second quarter	109.20	80.50	73.88	61.26	0.225
Third quarter (through October 1, 2007)	120.88	92.61	81.19	61.50	—

        On July 20, 2007, the last full trading day before Transocean and GlobalSantaFe announced the execution of the merger agreement, Transocean ordinary shares closed at $109.97 per share and GlobalSantaFe ordinary shares closed at $74.74 per share. Shareholders are encouraged to obtain recent stock quotes for Transocean ordinary shares and GlobalSantaFe ordinary shares.

        Transocean intends to file an application with the NYSE to list the Transocean ordinary shares that holders of GlobalSantaFe ordinary shares and Transocean ordinary shares will receive in the Transactions.

        Following completion of the Transactions, Transocean ordinary shares will continue to trade on the New York Stock Exchange under the symbol "RIG."

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Sources of Information

        The following unaudited pro forma condensed combined financial statements and related notes present the combined financial statements of Transocean and GlobalSantaFe as if the Transactions actually been completed on June 30, 2007 with respect to the balance sheet data or on January 1 of the year presented with respect to the operating results data. The unaudited condensed pro forma combined financial information has been derived from and should be read together with the historical consolidated financial statements and related notes of Transocean and GlobalSantaFe, which are incorporated into this joint proxy statement by reference. See "Where You Can Find More Information" beginning on page 170.

How We Prepared the Unaudited Pro Forma Financial Information

        The balance sheet data assume the Transactions had been completed on June 30, 2007, and the operating results data assume the Transactions were completed on January 1 of the year presented. If the Transactions had been completed on the dates assumed in the pro forma financial statements, the combined company might have performed differently. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not reflect the impact of possible cost savings and operational efficiencies nor do they reflect implementation and integration costs and potential costs of harmonizing employee salary and benefit structures. You should not rely on the pro forma financial information as an indication of the financial position or results of operations that the combined company would have achieved had the Transactions taken place earlier or the future results that the combined company will achieve after the Transactions.

        Transocean will account for the Reclassification as a reverse stock split and a dividend, which will require restatement of historical weighted average shares outstanding and historical earnings per share for prior periods. Transocean prepared the pro forma combined financial information for the Merger using the purchase method of accounting, with Transocean treated as the acquirer. As a result, the assets and liabilities of Transocean remain at historical amounts, without restatement to fair values. The assets and liabilities of GlobalSantaFe are recorded at their preliminary estimated fair values at the assumed date of completion of the Transactions, with the excess of the purchase price over the sum of these fair values recorded as goodwill. The preliminary estimates of fair values are subject to change based on the fair values and the final valuations that will be determined as of the closing date of the Transactions.

        The Transocean unaudited condensed pro forma combined financial statements reflect a total purchase price of $17.5 billion, which was calculated using the estimated number of Transocean ordinary shares to be issued in the Merger and a $113.11 per share average trading price of Transocean ordinary shares for a period of time immediately before and after the Transactions were announced, plus estimated cash consideration to be paid to GlobalSantaFe shareholders based on the number of GlobalSantaFe ordinary shares estimated to be outstanding at the time of the Merger and cash consideration of $22.46 per share plus estimated direct Merger costs and expenses and the estimated fair value of GlobalSantaFe stock options and share appreciation rights to be assumed by Transocean. The estimated $9.6 billion cash payment, which is characterized as a dividend for accounting purposes, to Transocean shareholders is calculated based on the number of Transocean ordinary shares estimated to be outstanding at the time of the Reclassification.

Transaction-Related Expenses

        Transocean estimates that it will incur fees and expenses totaling approximately $33 million in connection with the Transactions, and it has included these costs in calculating the purchase price. Additionally, GlobalSantaFe estimates that it will incur fees and expenses totaling approximately

$38 million related to the Transactions. After the Transactions, Transocean expects to incur additional charges and expenses relating to restructuring and integrating the operations of GlobalSantaFe and Transocean, the amount of which has not yet been determined.

        Transocean expects to pay approximately $5 million in connection with the retention of key employees following the effective time of the Merger as described in "The Merger Agreement Covenants—Employee Matters." Additionally, Transocean will establish a severance plan as described in "The Transactions—Employee Benefit Matters." In connection with the severance plan, Transocean expects to recognize expense of approximately $25 million.

        Transocean's Performance Award and Cash Bonus Plan contains a change of control clause that provides for payment of the maximum amount of the award that could have been earned under that plan. As a result, Transocean expects to recognize approximately $50 million in expense in the event the Transactions are completed assuming the effective time of the Transactions occurs on or before December 31, 2007.

        In addition, Transocean expects to recognize approximately $30 million in expense related to accelerating the recognition the share-based compensation for existing awards under the Long-Term Incentive Plan that are affected by the Reclassification.

        The pro forma statement of operations has not been adjusted for these additional charges and expenses or for other potential cost savings and operational efficiencies that may be realized as a result of the Transactions.

Transocean Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet

	June 30, 2007
	Historical
					Pro forma combined
	Transocean	GlobalSantaFe	Adjustments
	(In millions)
Assets
Current assets:
Cash and cash equivalents	$445	$649	$287	a	$1,381
Marketable securities	—	25	—		25
Accounts receivable, net	1,184	888	—		2,072
Materials and supplies, net	177	—	133	b	310
Deferred income taxes, net	20	—	—		20
Other current assets	67	96	(10)	c	153

Total current assets	1,893	1,658	410		3,961
Property and equipment, net	7,760	4,628	7,053	d	19,441
Goodwill	2,195	334	6,989	e	9,518
Other assets	301	163	409	f	873

Total assets	$12,149	$6,783	$14,861		$33,793

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$369	$354	$152	g	$875
Accrued income taxes	132	—	—		132
Debt due within one year	18	—	15,000	h	15,018
Other current liabilities	475	262	186	i	923

Total current liabilities	994	616	15,338		16,948
Long-term debt	3,046	746	(10)	j	3,782
Deferred income taxes, net	51	71	701	k	823
Other long-term liabilities	579	180	1,236	l	1,995

Total liabilities	4,670	1,613	17,265		23,548
Commitments and contingencies
Minority interest	1	—	—		1
Shareholders' equity	7,478	5,170	(2,404)	m	10,244

Total liabilities and shareholders' equity	$12,149	$6,783	$14,861		$33,793

Transocean Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations

	Six months ended June 30, 2007
	Historical
					Pro forma combined
	Transocean	GlobalSantaFe	Adjustments
	(In millions, except per share data)
Operating revenues	$2,762	$1,977	$405	n	$5,144
Cost and expenses
Operating and maintenance	1,195	1,021	(4)	o	2,212
Depreciation, depletion and amortization	201	164	345	p	710
General and administrative	55	48	(4)	q	99

	1,451	1,233	337		3,021

Involuntary conversion of long-lived assets, net of related recoveries, loss of hire recoveries and gain on dispositions of equipment	—	57	—		57
Gain (loss) from disposal of assets, net	22	—	—		22

Operating income	1,333	801	68		2,202

Interest expense, net of amounts capitalized	(70)	(15)	(464)	r	(549)
Other income (expense), net	18	14	(16)	s	16

Income from continuing operations before income taxes and minority interest	1,281	800	(412)		1,669
Income tax expense	178	89	14	t	281
Minority interest expense	1	—	—		1

Income from continuing operations	$1,102	$711	$(426)		$1,387

Earnings per share from continuing operations:
Basic	$3.81	$3.11			$4.46

Diluted	$3.67	$3.06			$4.33

Weighted average shares outstanding:
Basic	289	229	109	u	311
Diluted	301	232	110	u	320
Historical earnings per share, as restated:
Basic	$5.46			v
Diluted	$5.25			v
Historical weighted average shares outstanding, as restated for reverse stock split:
Basic	202			v
Diluted	210			v

Transocean Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations

	Year ended December 31, 2006
	Historical
					Pro forma combined
	Transocean	GlobalSantaFe	Adjustments
	(In millions, except per share data)
Operating revenues	$3,882	$3,313	$716	n	$7,911
Cost and expenses
Operating and maintenance	2,155	1,931	—	o	4,086
Depreciation, depletion and amortization	401	305	693	p	1,399
General and administrative	90	84	(14)	q	160

	2,646	2,320	679		5,645

Involuntary conversion of long-lived assets, net of related recoveries, loss of hire recoveries	—	117	—		117
Gain from disposal of assets, net	405	—	—		405

Operating income	1,641	1,110	37		2,788
Interest expense, net of amounts capitalized	(115)	(17)	(927)	r	(1,059)
Other income (expense), net	81	25	—	s	106

Income before income taxes	1,607	1,118	(890)		1,835
Income tax expense	222	112	28	t	362

Net income	$1,385	$1,006	$(918)		$1,473

Earnings per share:
Basic	$4.42	$4.19			$4.42
Diluted	$4.28	$4.13			$4.29
Weighted average shares outstanding:
Basic	313	240	114	u	333
Diluted	325	244	116	u	343
Historical earnings per share, as restated:
Basic	$6.32			v
Diluted	$6.10			v
Historical weighted average shares outstanding, as restated for reverse stock split:
Basic	219			v
Diluted	227			v

Transocean Inc.
Unaudited Condensed Pro Forma Financial Statements
Footnotes to Pro Forma Adjustments
(In millions)

A summary of the pro forma adjustments to effect the Transactions is as follows:

a.
Cash and cash equivalents—a reconciliation of the pro forma adjustments to cash and cash equivalents is as follows:

Pro forma cash provided by financing, net of debt issue costs of $60	$14,940
Pro forma cash paid to Transocean shareholders	(9,555)
Pro forma cash used in purchasing ordinary shares of GlobalSantaFe, net	(5,098)

Pro forma adjustment to cash and cash equivalents, net	$287

b.
Materials and supplies, net—Represents the pro forma adjustment associated with recording the estimated fair value of materials and supplies.

c.
Other current assets—Represents the pro forma adjustment required to eliminate the historical deferred expenses related to the contract drilling operations.

d.
Property and equipment, net—Represents the pro forma adjustment to historical amounts to record the estimated fair value of property and equipment, net.

Offshore drilling rigs and related equipment	$6,971
Oil and gas properties	82

Pro forma adjustment to property and equipment, net	$7,053

e.
Goodwill—The amount of goodwill resulting from the Merger is calculated assuming a purchase price of $17,537, which is based on the estimated Transocean ordinary shares to be issued in the Merger and a $113.11 per share price for each Transocean ordinary share plus estimated direct transaction costs and expenses and the estimated fair market value of GlobalSantaFe's stock options and stock appreciation rights assumed in the Merger. See Note m. Shareholders' equity.

  The pro forma adjustment to goodwill by segment is as follows:

Contract drilling services	$6,753
Drilling management services	203
Oil and gas properties	33

Pro forma adjustment to goodwill	$6,989

f.
Other assets—Represents the pro forma adjustment to record the estimated fair value of other assets as follows:

Pro forma intangible assets—drilling management services trade name and customer relationships	$272
Deferred tax asset resulting from various pro forma adjustments	98
Pro forma deferral of debt issue costs related to the Bridge Loan Facility	60
Pro forma adjustment to the fair value of pension and other benefit plan assets	22
Elimination of historical deferred expenses related to contract drilling	(28)
Elimination of historical deferred expense related to licensing arrangement	(11)
Elimination of historical debt issue costs	(4)

Pro forma adjustment to other assets	$409

g.
Accounts payable—Represents the pro forma adjustment to accrue liabilities associated with completing the Transactions as follows:

Pro forma effect of change of control provisions on GlobalSantaFe benefit plans	$30
Pro forma effect of GlobalSantaFe severance and retention costs	51
Pro forma effect of GlobalSantaFe transaction costs	38
Pro forma effect of Transocean transaction costs	33

Pro forma adjustment to accounts payable	$152

h.
Debt due within one year—Represents the pro forma adjustment to record the $15 billion Bridge Loan Facility due one year after the closing date of the Transactions, which Goldman Sachs Credit Partners L.P., Lehman Commercial Paper Inc., Lehman Brothers Commercial Bank and Lehman Brothers Holdings Inc. have committed to provide. At Transocean's election, borrowings may be made under the Bridge Loan Facility at either (1) a base rate or (2) the reserve adjusted Eurodollar rate plus the applicable margin, which is based upon Transocean's non-credit enhanced senior unsecured public debt rating. The Bridge Loan Facility may be prepaid in whole or in part without premium or penalty. In addition, the Bridge Loan Facility will require mandatory prepayments in an amount equal to 100 percent of the net cash proceeds resulting from any of the following (in each case with exceptions to be agreed): (A) the sale or other disposition of any property or assets of Transocean or its subsidiaries above a predetermined threshold; (B) certain issuances of equity securities of Transocean or its subsidiaries; and (C) the incurrence of indebtedness for borrowed money by Transocean or its subsidiaries. Transocean expects to refinance the Bridge Loan Facility with permanent financing but may not be able to do so on terms and conditions that are favorable, or at all.

i.
Other current liabilities—Represents the pro forma adjustments required as follows:

Pro forma adjustment to the fair value of pension and other benefit plan liabilities	$84
Pro forma effect of modification of Transocean warrants	118
Elimination of historical deferred revenues associated with contract drilling	(16)

Pro forma adjustment to other current liabilities	$186

  In connection with the Transactions, Transocean currently intends to allow warrant holders to receive upon exercise following the Reclassification ordinary shares and a cash payment.

  Transocean currently believes this cash payment feature will result in a reclassification from permanent equity. The amount reclassified as a pro forma adjustment was calculated based on a $33.03 per share cash payment and the number of warrants outstanding at June 30, 2007 and is subject to change depending on the number of warrants outstanding at the closing date of the Transactions.

j.
Long-term debt—The pro forma adjustment represents a decrease related to the estimated fair value of GlobalSantaFe's outstanding debt.

k.
Deferred income tax assets and liabilities—Represents the pro forma adjustment to record the estimated incremental deferred income taxes, which reflects the tax effect of the difference between the preliminary fair value of GlobalSantaFe's assets, other than goodwill, and liabilities recorded under purchase accounting and the carryover tax basis of those assets and liabilities.

l.
Other long-term liabilities—Represents the pro forma adjustments as follows:

Pro forma intangible liability—fair value adjustment to drilling contracts, net	$1,264
Elimination of historical deferred revenues associated with contract drilling	(23)
Pro forma adjustment to the fair value of pension and other benefit plan liabilities	(5)

Pro forma adjustment to other long-term liabilities	$1,236

  The pro forma intangible liability—fair value adjustment to drilling contracts, net represents the estimated fair market value adjustment for firm drilling contracts in place at the pro forma balance sheet date. The various factors that result in the pro forma adjustment are (1) the contracted dayrate for each contract, (2) the start date and term of each contract, (3) the rig class, and (4) the market conditions for each respective rig class at the pro forma balance sheet date. The calculated amount is subject to change based on contract positions and market conditions at the effective time of the Merger. This balance will be amortized using the straight-line method over the respective contract term (see Note n. Operating revenues).

m.
Shareholders' equity—Represents pro forma adjustments as follows:

Pro forma effect of the Reclassification	$(9,555)
Pro forma purchase price of GlobalSantaFe's ordinary shares	17,537
Pro forma elimination of historical book value of GlobalSantaFe shareholders' equity	(5,170)
Pro forma cash consideration to GlobalSantaFe shareholders	(5,098)
Pro forma adjustment for the fair value of Transocean warrants	(118)

Total pro forma adjustment to shareholders' equity	$(2,404)

  Immediately prior to the effective time of the Merger, each outstanding Transocean ordinary share will be reclassified by way of a scheme of arrangement under Cayman Islands law into (1) 0.6996 Transocean ordinary shares and (2) $33.03 in cash. At the effective time of the Merger, each outstanding ordinary share of GlobalSantaFe will be exchanged for (1) 0.4757 Transocean ordinary shares after giving effect to the Reclassification and (2) $22.46 in cash.

Estimated value of Transocean shares to be issued	$12,213
Total cash consideration	5,098
Pro forma fair value of converted stock options	193
Pro forma transaction costs incurred by Transocean	33

Total pro forma purchase price	$17,537

  An independent appraisal firm has been engaged to assist Transocean in finalizing the allocation of the purchase price, which is preliminary based on estimates of fair values and is subject to change based on the fair values and the final valuations that will be determined as of the closing date of the Transactions. We have used the following estimated allocation for purposes of the pro forma combined financial statements:

Historical net book value of GlobalSantaFe	$5,170
Fair value adjustment of materials and supplies, net	133
Fair value adjustment of property and equipment—contract drilling, net	6,971
Fair value adjustment of property and equipment—oil and gas, net	82
Fair value adjustment of fixed rate debt	10
Fair value adjustment of defined benefit plans, net	(57)
Effect of change of control provisions in benefit plans	(30)
Effect of transaction costs	(71)
Estimated severance and retention costs	(51)
Effect of deferred income taxes on pro forma adjustments, net	(603)
Pro forma adjustment to goodwill	6,989
Fair value adjustment to drilling contracts, net	(1,264)
Pro forma adjustment to other intangible items, net	272
Other, net	(14)

Total pro forma purchase price	$17,537

n.
Operating revenues—The pro forma adjustment to revenues is related to the amortization of the pro forma fair value adjustment to drilling contracts. We will amortize the balances using the straight-line method over the term of each drilling contract, which will result in an uneven recognition over future periods. Estimated future amortization of customer drilling contracts is as follows, assuming a June 30, 2007 effective date:

Years ending December 31,
2007	$405
2008	522
2009	197
2010	63
2011	25
Thereafter	52

Total	$1,264

o.
Operating and maintenance—Represents the pro forma adjustment to eliminate the GlobalSantaFe historical expense related to the licensing arrangement entered into between Transocean and GlobalSantaFe in the six months ended June 30, 2007. See also note s. Other income (expense), net.

p.
Depreciation, depletion and amortization—Represents the following pro forma adjustments:

	Six months ended June 30, 2007	Year ended December 31, 2006
Depreciation of offshore drilling rigs and related equipment	$333	$666
Amortization of intangible assets—drilling management services	8	17
Depletion of oil and gas properties	5	10
Amortization of expense related to licensing arrangement	(1)	—

Pro forma adjustment to other income (expense), net	$345	$693

  GlobalSantaFe's property and equipment consists primarily of offshore drilling rigs and related equipment and oil and gas properties. The pro forma depreciation adjustment relates primarily to the pro forma adjustment to fair value of GlobalSantaFe's offshore drilling rigs and related equipment after conforming depreciable lives and salvage values and computing depreciation using the straight-line method. Transocean estimated remaining useful lives for the drilling units ranging from 10 to 33 years based on original estimated useful lives of 30 to 35 years and consistent with its significant accounting policies.

q.
General and administrative—Represents the pro forma adjustment to reduce expense in connection with the pro forma adjustment to the pension and postretirement benefit plans.

r.
Interest expense, net of amounts capitalized—Represents the pro forma interest expense associated with the Bridge Loan Facility (see Note h. Debt due within one year) assumes that the full balance of the Bridge Loan Facility is outstanding until the stated maturity with an interest rate of 5.76 percent. The interest rate is based on the 3-month London Interbank Offer Rate of 5.36 percent, available at June 30, 2007, plus the applicable margin. A 0.125 percent change in the assumed interest rate would have a corresponding effect of $9 and $18 on interest expense for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

s.
Other income (expense), net—The pro forma adjustment represents the elimination of Transocean historical income related to the licensing arrangement between Transocean and GlobalSantaFe in the six months ended June 30, 2007. Offsetting this pro forma adjustment is the elimination of GlobalSantaFe historical expense (see note o. Operating and maintenance) and deferred expense recorded in other assets (see note f. Other assets).

t.
Income taxes—Represents the incremental deferred provision associated with pro forma adjustments.

u.
Weighted average shares outstanding—Represents pro forma adjustments as follows:

	Six months ended June 30, 2007	Year ended December 31, 2006
Historical weighted average shares outstanding—basic	289	313
Pro forma effect of the Reclassification	(87)	(94)
Shares issued to GlobalSantaFe shareholders	109	114

Pro forma weighted average shares outstanding—basic	311	333

Historical weighted average shares outstanding—diluted	301	325
Pro forma effect of the Reclassification	(91)	(98)
Shares issued to GlobalSantaFe shareholders and options assumed in connection with the Merger	110	116

Pro forma weighted average shares outstanding—diluted	320	343

v.
Restated historical shares outstanding and earnings per share—Historical shares outstanding and earnings per share are restated to reflect the reverse stock split resulting from the Reclassification in accordance with accounting principles generally accepted in the U.S. Restated shares outstanding are recalculated based on the ratio of 0.6996 for each share outstanding in accordance with the merger agreement.

DESCRIPTION OF SHARE CAPITAL OF TRANSOCEAN

        The following description of Transocean's share capital is a summary. This summary is not complete and is subject to the complete text of the memorandum of association (the "memorandum") and articles of association (the "articles") and, when applicable, the amended and restated memorandum and articles attached as Annexes E and F, respectively, to this joint proxy statement. Transocean's memorandum and articles are exhibits to Transocean's Annual Report on Form 10-K for the year ended December 31, 2006, and are incorporated in this joint proxy statement by reference. Transocean encourages you to read those documents carefully.

Description of Authorized Shares of Transocean

        Transocean is a Cayman Islands exempted company. Its authorized share capital is $13,000,000, divided into:

  •
  800,000,000 ordinary shares, par value $0.01, and

  •
  50,000,000 other shares, par value $0.10, which shares may be designated and created as shares of any other classes or series of shares with the respective rights and restrictions determined by action of the board of directors.

        As of October 1, 2007, 290,802,547 ordinary shares and no other class or series of shares had been issued.

Ordinary Shares

Voting

        The holders of Transocean's ordinary shares are entitled to one vote per share other than on the election of directors.

        With respect to the election of directors, each holder of Transocean's ordinary shares entitled to vote at the election has the right to vote, in person or by proxy, the number of shares held by him for as many persons as there are directors to be elected and for whose election that holder has a right to vote. The directors are divided into three classes, with only one class being up for election each year. Directors are elected by a plurality of the votes cast in the election. Cumulative voting for the election of directors is prohibited by Transocean's articles.

        There are no limitations imposed by Cayman Islands law or the articles on the right of Transocean's nonresident shareholders to hold or vote their ordinary shares.

        The rights attached to any separate class or series of shares, unless otherwise provided by the terms of the shares of that class or series, may be varied only with the consent in writing of the holders of all of the issued shares of that class or series or by a special resolution passed at a separate general meeting of holders of the shares of that class or series. The necessary quorum for that meeting is the presence in person or by proxy of holders of at least a majority of the shares of that class or series. Each holder of shares of the class or series present, in person or by proxy, will have one vote for each share of the class or series of which he is the holder. Outstanding shares will not be deemed to be varied by the creation or issuance of additional shares that rank in any respect prior to or equivalent with those shares.

        Under Cayman Islands law, some matters, like altering the memorandum or the articles, changing the name of a company, voluntarily winding up a company or resolving to be registered by way of continuation in a jurisdiction outside the Cayman Islands, require approval of shareholders by a special resolution. A special resolution is a resolution (1) passed by the holders of two-thirds of the shares voted at a general meeting (or such great number as may be specified in the articles of association of the company) or (2) approved in writing by all shareholders entitled to vote at a general meeting of the company.

Quorum for General Meetings

        The presence of shareholders, in person or by proxy, holding at least a majority of the issued shares generally entitled to vote at a meeting, is a quorum for the transaction of most business. However, different quorums are required in some cases to approve a change in Transocean's articles.

        Shareholders present, in person or by proxy, holding at least 95% of the issued shares entitled to vote at a meeting constitute the required quorum at a general meeting to consider or adopt a special resolution to amend, vary, suspend the operation of or cause any of the following provisions of the articles to cease to apply:

  •
  Section 17—which relates to the convening of general meetings,

  •
  Section 19—which relates to proceedings and procedures at general meetings,

  •
  Section 21.1—which relates to the election and appointment of directors,

  •
  Section 26—which requires shareholders to approve the sale, lease or exchange of all or substantially all of Transocean's property or assets, or

  •
  Section 27—which generally requires shareholders to approve business combinations with interested shareholders (with the exceptions described below).

        If the proposed resolution to amend and restate the articles is adopted, this required quorum will also be necessary to amend, vary, suspend the operation of or cause the provisions of Article 40, which sets forth certain corporate governance provisions for a two year period following the completion of the Transactions, to cease to apply. The quorum requirement for a special resolution to amend, vary, suspend the operation of or cause the provisions of Article 40 to cease to apply may be waived by the vote of two-thirds of the board of directors.

        In addition, the presence of shareholders, in person or by proxy, holding at least a majority of the issued shares entitled to vote at the meeting, is a quorum if:

  •
  a majority of the board of directors has, at or prior to the meeting, recommended a vote in favor of the special resolution, and

  •
  in the case of a special resolution to amend, vary, suspend the operation of or disapply Section 27 of the articles, other than a special resolution referred to below, the favorable board of directors' recommendation is made at a time when a majority of the board of directors then in office were directors prior to any person becoming an interested shareholder during the previous three years or were recommended for election or elected to succeed those directors by a majority of those directors.

        In addition, the presence of shareholders, in person or by proxy, holding at least a majority of the issued shares entitled to vote at a meeting, is also the required quorum to consider or adopt a special resolution to delete Section 27 of the articles if:

  •
  the resolution will not be effective until 12 months after the passing of the resolution, and

  •
  the restriction in Section 27 of the articles will otherwise continue to apply to any business combination between Transocean and any person who became an interested shareholder on or before the passing of the resolution.

        The shareholders present at a duly constituted general meeting may continue to transact business until adjournment, despite the withdrawal of shareholders that leaves less than a quorum.

Dividend Rights

        Subject to the Companies Law (as amended), any rights and restrictions of any other class or series of shares, the board of directors may, from time to time, declare dividends on the shares issued and authorize payment of the dividends out of Transocean's lawfully available funds. The board of directors may declare that any dividend be paid wholly or partly by the distribution of shares of Transocean and/or specific assets.

Rights Upon Liquidation

        Upon the liquidation of Transocean, after creditors have been paid the full amounts owing to them and the holders of any issued shares ranking senior to the ordinary shares as to distribution on liquidation or winding-up are entitled to receive have been paid or set aside for payment, then the holders of Transocean's ordinary shares are entitled to receive, pro rata, any remaining assets available for distribution to the holders of ordinary shares. The liquidator may deduct from the amount payable in respect of those ordinary shares any liabilities the holder has to or with Transocean. The assets received by the holders of Transocean ordinary shares in liquidation may consist in whole or in part of property. That property is not required to be of the same kind for all shareholders.

No Sinking Fund

        The Transocean ordinary shares have no sinking fund provisions.

No Liability for Further Calls or Assessments

        The Transocean ordinary shares to be issued in the Transactions will be duly and validly issued, fully paid and nonassessable.

No Preemptive Rights

        Holders of Transocean ordinary shares have no preemptive or preferential right to purchase any securities of Transocean.

Redemption and Conversion

        The Transocean ordinary shares are not convertible into shares of any other class or series or subject to redemption either by Transocean or the holder of the shares.

Repurchase

        Under Transocean's articles, Transocean may purchase any issued ordinary shares in the circumstances and on the terms agreed by Transocean and the holder of the shares, whether or not Transocean has made a similar offer to any of the other holders of ordinary shares.

Restrictions on Transfer

        Subject to the rules of any stock exchange on which the ordinary shares may be listed, the board of directors may, in its absolute discretion and without assigning any reason, decline to register any transfer of shares.

Other Classes or Series of Shares

        Transocean's board of directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of issue of that class or series, to provide from time to time for the issuance of other classes or series of shares and to establish the characteristics of each class or series, including the number of shares, designations, relative voting rights, dividend rights, liquidation and other rights, redemption, repurchase or exchange rights and any other preferences and relative, participating, optional or other rights and limitations not inconsistent with applicable law.

Compulsory Acquisition of Shares Held by Minority Holders

        An acquiring party is generally able to acquire compulsorily the ordinary shares of minority holders in one of two ways:

  •
  by a procedure under the Companies Law (as amended) of the Cayman Islands known as a "scheme of arrangement." A scheme of arrangement is made by obtaining the consent of the Cayman Islands company, the consent of a Cayman Islands court and approval of the arrangement by a majority in number representing 75% or more in value of each of the shareholders present and voting, whether in person or by proxy, at the meeting held to consider the arrangement (in each case ignoring the issued ordinary shares held by the acquiring party, if any). If a scheme of arrangement receives all necessary consents, all holders of ordinary shares of the company would be compelled to sell their shares under the terms of the scheme of arrangement, or

  •
  by acquiring pursuant to a tender offer 90% of the ordinary shares not already owned by the acquiring party. If the acquiring party has, within four months after the making of an offer for all the ordinary shares not owned by the acquiring party, obtained the approval of not less than 90% of all the shares to which the offer relates, the acquiring party may, at any time within two months after the end of that four-month period, require any nontendering shareholder to transfer its shares on the same terms as the original offer. In those circumstances, nontendering shareholders will be compelled to sell their shares, unless within one month from the date on which the notice to compulsorily acquire was given to the nontendering shareholder, the nontendering shareholder is able to convince a Cayman Islands court to order otherwise.

Stock Exchange Listing

        Transocean's ordinary shares are listed on the New York Stock Exchange and trade under the symbol "RIG."

Transfer Agent

        The transfer agent and registrar for Transocean's ordinary shares is The Bank of New York.

Preference Shares

        Transocean's board of directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of issue of that class or series, to provide from time to time for the issuance of up to 50,000,000 preference shares in one or more classes or series of shares. The board of directors can also establish the characteristics of each class or series, including the number of shares, designations, relative voting rights, dividend rights, liquidation and other rights, redemption, repurchase or exchange rights and any other preferences and relative, participating, optional or other rights and limitations not inconsistent with applicable law.

Anti-Takeover Provisions

        Transocean's articles have provisions that could have an anti-takeover effect. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors, and may have the effect of discouraging actual or threatened changes of control by limiting certain actions that may be taken by a potential acquiror prior to its having obtained sufficient control to adopt a special resolution amending Transocean's articles.

        The articles provide that Transocean's board of directors will be divided into three classes serving staggered three-year terms. Directors can be removed from office only for cause, as defined in the articles, by the affirmative vote of the holders of a majority of the issued shares generally entitled to vote. The board of directors does not have the power to remove directors. Vacancies on the board of directors may be filled only by the remaining directors and not by the shareholders. Each of these provisions can delay a shareholder from obtaining majority representation on the board of directors.

        If the proposed resolution to amend and restate the articles is adopted, the articles will provide that the board of directors will consist of at least two and not more than 14 persons. The exact number of directors is to be set from time to time by a majority of the whole board of directors. Accordingly, the board of directors, and not the shareholders, has the authority to determine the number of directors and could delay any shareholder from obtaining majority representation on the board of directors by enlarging the board of directors and filling the new vacancies with its own nominees until a general meeting at which directors are to be appointed.

        The articles establish an advance notice procedure that must be followed by shareholders if they wish to nominate candidates for election as directors or propose any business at an annual general meeting of shareholders. The articles provide generally that, if a shareholder desires to nominate candidates for election as directors or propose any business at an annual general meeting, that shareholder must give Transocean notice not less than 90 days prior to the anniversary of the originally scheduled date of the immediately preceding annual general meeting. However, if the date of the forthcoming annual general meeting is more than 30 days before or after the anniversary date, the deadline is the close of business on the tenth day after Transocean publicly discloses the meeting date. In each case, the notice must contain specified information concerning the shareholder submitting the proposal.

        Subject to the terms of any other class of shares in issue, any action required or permitted to be taken by the holders of Transocean's ordinary shares must be taken at a duly called annual or special general meeting of shareholders unless taken by written consent of all holders of ordinary shares. Special general meetings may be called only by a majority of the entire board of directors.

        The board of directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of issue of a class or series, to issue from time to time any other classes or series of shares with the designations and relative powers, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption as it considers fit. The board of directors could authorize the issuance of preference shares with terms and conditions that could discourage a takeover or other transaction that holders of some or a majority of the ordinary shares might believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares. No preference shares have been established as of the date of this joint proxy statement.

        The special quorum provisions contained in the articles require the holders of 95% of all the voting shares to be present, in person or by proxy, at a general meeting to consider or adopt a special resolution to amend, vary, suspend the operation of or cease the application of the following provisions of the articles, unless a majority of the board of directors has recommended that the shareholders vote in favor of the special resolution:

  •
  Section 17—which relates to the convening of general meetings,

  •
  Section 19—which relates to proceedings and procedures at general meetings,

  •
  Section 21.1—which relates to the election and appointment of directors,

  •
  Section 26—which requires shareholders to approve the sale, lease or exchange of all or substantially all of Transocean's property or assets, or

  •
  Section 27—which generally requires shareholders to approve business combinations with interested shareholders.

        If the proposed resolution is adopted, this required quorum will also be necessary to amend, vary, suspend the operation of or cause the provisions of Article 40, which sets forth certain corporate governance provisions for a two year period following the consummation of the Transactions. The quorum requirement for a special resolution to amend, vary, suspend the operation of or cause the provisions of Article 40 may be waived by the vote of two-thirds of the board of directors.

        For a description of exceptions to the quorum requirements to amend Section 27, see the discussion under the heading "—Ordinary Shares—Quorum for General Meetings."

        Transocean's articles generally prohibit "business combinations" between the company and an "interested shareholder." Specifically, "business combinations" between an interested shareholder and Transocean are prohibited for a period of three years after the time the interested shareholder acquired its shares, unless:

  •
  the business combination or the transaction resulting in the person becoming an interested shareholder is approved by the board of directors prior to the date the interested shareholder acquired shares,

  •
  the interested shareholder acquired at least 85% of Transocean's shares in the transaction in which it became an interested shareholder, or

  •
  the business combination is approved by a majority of the board of directors and by the affirmative vote of disinterested shareholders holding at least two-thirds of the shares generally entitled to vote.

        "Business combinations" is defined broadly to include mergers, consolidations of majority-owned subsidiaries, sales or other dispositions of assets having an aggregate value equal to or in excess of 10% of Transocean's consolidated assets, and most transactions that would increase the interested shareholder's proportionate share ownership in Transocean.

        "Interested shareholder" is defined as a person who, together with any affiliates and/or associates of that person, beneficially owns, directly or indirectly, 15% or more of Transocean's issued voting shares, or who is an affiliate or associate of the company and was the owner of 15% or more of Transocean's issued voting shares within the three-year period immediately prior to the date a determination is sought.

COMPARISON OF RIGHTS OF SHAREHOLDERS

        As a result of the Merger, holders of ordinary shares of GlobalSantaFe will become shareholders of Transocean and their rights as shareholders will be governed by Transocean's proposed amended and restated memorandum and articles of association as well as by the Companies Law of the Cayman Islands.

        This section describes the material differences between the rights of GlobalSantaFe's shareholders under its memorandum and articles of association and the rights of Transocean's shareholders under its memorandum and articles of association as they will be amended and restated at the effective time of the Merger as described under "The Transactions—Amendment and Restatement of Transocean's Memorandum of Association and Articles of Association." However, this section does not purport to be a complete statement of the rights of GlobalSantaFe shareholders under the GlobalSantaFe memorandum and articles of association or of Transocean shareholders under the Transocean proposed amended and restated memorandum and articles of association. This summary contains a list of the material differences but is not meant to be relied upon as an exhaustive list or a detailed description of the provisions discussed and is qualified in its entirety by reference to the proposed amended and restated memorandum and articles of association of Transocean and the memorandum and articles of association of GlobalSantaFe, to which the GlobalSantaFe shareholders are referred. Copies of the GlobalSantaFe memorandum and articles of association are available, without charge, by following the instructions listed under "Where You Can Find More Information" and the Transocean proposed amended and restated memorandum and articles of association are included in this joint proxy statement as Annex E and Annex F, respectively.

Capitalization

        GlobalSantaFe.    The authorized share capital of GlobalSantaFe is comprised of 600,000,000 shares, par value $0.01 per share, which may be issued as ordinary shares or such other class or series of shares having such rights and powers as determined by the GlobalSantaFe board of directors in accordance with its articles of association.

        Transocean.    The authorized share capital of Transocean is comprised of 800,000,000 ordinary shares, par value $0.01 per share, and 50,000,000 shares, par value $0.10 per share, which may be designated and created as shares of any other class or series with such rights and powers as determined by the Transocean board of directors in accordance with its articles of association.

Number of Directors

        GlobalSantaFe.    The GlobalSantaFe articles of association provide that its board of directors will be consist of not less than six nor more than 15 persons. The GlobalSantaFe board of directors has the exclusive authority to determine the number of directors within the authorized range. The GlobalSantaFe board of directors currently has ten directors.

        Transocean.    The Transocean proposed amended and restated articles of association provide that the minimum number of directors is two and the maximum number of directors is 14 (assuming Transocean shareholders approve the amended and restated articles of association), plus the number of directors that any classes of shares (other than ordinary shares) are entitled to elect, voting separately as a class. At the effective time of the Merger, the Transocean board of directors will have 14 directors, seven of which will have been Transocean directors and seven of which will have been GlobalSantaFe directors. Transocean will use its reasonable best efforts to maintain this allocation until the second anniversary of the effective time of the Merger, as more particularly described in "The Transactions—Amendment and Restatement of Transocean's Memorandum of Association and Articles of Association." After such time, the Transocean board of directors will have the exclusive authority to determine the number of directors within the authorized range by resolution adopted by a majority of the entire board of directors.

Qualification of Directors

        GlobalSantaFe.    GlobalSantaFe's articles of association provide that no person may serve as a director of GlobalSantaFe if such person has attained the age of 70 at the time of election to the board.

        Transocean.    Transocean does not have a similar limit in its articles of association; however, Transocean, as part of its Corporate Governance Guidelines, has a general policy that a director must retire at the first annual meeting following his or her attainment of age 72.

Election of Directors

        GlobalSantaFe.    The GlobalSantaFe articles of association provide that directors may be elected at an annual general meeting by affirmative vote of a majority of the votes cast by the shareholders entitled to vote and present in person or by proxy at the meeting.

        Transocean.    The Transocean articles of association provide that directors may be elected at a general meeting by a plurality of the votes cast by the shareholders present in person or by proxy at the meeting. Transocean has, however, adopted a majority vote policy in the election of directors as part of its Corporate Governance Guidelines. This policy provides that the board may nominate only those candidates for director who have submitted an irrevocable letter of resignation which would be effective upon and only in the event that (1) such nominee fails to receive a sufficient number of votes from shareholders in an uncontested election and (2) the board accepts the resignation. If a nominee who has submitted such a letter of resignation does not receive more votes cast "for" than "against" the nominee's election, the Corporate Governance Committee must promptly review the letter of resignation and recommend to the board whether to accept the tendered resignation or reject it. The board must then act on the Corporate Governance Committee's recommendation within 90 days following the certification of the shareholder vote. The board must promptly disclose its decision regarding whether or not to accept the nominee's resignation letter.

Vacancies

        GlobalSantaFe.    Any vacancy on the board of directors of GlobalSantaFe, whether resulting from an increase in the size of its board of directors or otherwise, may be filled by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director.

        Transocean.    Prior to the second anniversary of the effective time of the Merger, any vacancy on the Transocean board of directors shall be filled as follows: if the vacancy relates to a director who was previously a Transocean director, then by the other Transocean directors, and if the vacancy relates to a director who was previously a GlobalSantaFe director, then by the other GlobalSantaFe directors. See "The Transactions—Amendment and Restatement of Transocean's Memorandum of Association and Articles of Association" for a further discussion. After such time, and under Transocean's articles of association in effect prior to the effective time of the Merger, any vacancy on the board of directors of Transocean, whether resulting from an increase in the size of its board of directors or otherwise, may be filled by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director.

Officers

        GlobalSantaFe.    The GlobalSantaFe board of directors may appoint the officers of GlobalSantaFe, who shall hold office until such time as determined by the GlobalSantaFe board of directors.

        Transocean.    Until the second anniversary of the effective time of the Merger, Robert L. Long will serve as the Chief Executive Officer of Transocean and Jon A. Marshall will serve as the President and Chief Operating Officer of Transocean unless such person is removed or replaced by the affirmative vote of two-thirds of the entire board of directors of Transocean. See "The Transactions—Amendment and Restatement of Transocean's Memorandum of Association and Articles of Association" for a further discussion. After such time, and under Transocean's articles of association in effect prior to the effective time of the Merger, the Transocean board of directors may appoint these officers of Transocean, who shall hold office until such time as determined by the Transocean board of directors. The Transocean board of directors may appoint other officers of Transocean, who shall hold office until such time as determined by the Transocean board of directors.

Shareholder Approval of Sales of Substantially All Assets.

        GlobalSantaFe.    GlobalSantaFe's articles of association provide that, in order for it to sell, lease or exchange all or substantially all of its property or assets, it must first obtain the approval of its board of directors and a majority of the votes cast by its shareholders at a general meeting.

        Transocean.    Transocean's articles of association provide that, in order for it to sell, lease or exchange all or substantially all of its property or assets, it must first obtain the approval of its board of directors and the approval of the holders of at least a majority of its issued shares generally entitled to vote.

Special Vote Required for Combinations with Interested Shareholders

        GlobalSantaFe.    Neither Cayman Islands law nor GlobalSantaFe's memorandum and articles of association require special votes for combinations with interested shareholders.

        Transocean.    Transocean's articles of association provide that, in general, it may not engage in a business combination with an interested shareholder for a period of three years after the time of the transaction in which the person became an interested shareholder. The prohibition on business combinations with interested shareholders does not apply in some cases, including if:

  •
  Transocean's board of directors, prior to the time of the transaction in which the person became an interested shareholder, approves (1) the business combination or (2) the transaction in which the shareholder becomes an interested shareholder;

  •
  as a result of the business combination, the interested shareholder owns at least 85% of the voting shares of Transocean issued at the time the transaction commenced; or

  •
  Transocean's board of directors and the holders of at least two-thirds of the outstanding voting shares not owned by the interested shareholder approve the business combination on or after the time of the transaction in which the person became an interested shareholder. Transocean's articles of association define an interested shareholder to include any person who, together with that person's affiliates or associates, (1) owns 15% or more of Transocean's issued voting shares or (2) is an affiliate or associate of Transocean and owned 15% or more of the outstanding voting shares of Transocean at any time within the previous three years.

Issuance, Registration and Transfer of Shares

        GlobalSantaFe.    GlobalSantaFe's memorandum and articles of association do not contain provisions related to the matters described below, except that GlobalSantaFe's articles of association expressly provide for the issuance of fractional shares.

        Transocean.    The Transocean board of directors may, in its discretion, decline to register any transfer of any share (subject to any NYSE rules governing transfer of stocks). The Transocean board of directors may suspend the registration of share transfers for 30 days in any year. Transocean's articles of association expressly provide for the issuance of fractional shares up to three decimal places. The articles of association also provide for actions which the board may take when shareholders become entitled to fractions of a share (including the sale of fractions of a share or rounding up shares to the nearest whole number).

Share Certificates

        GlobalSantaFe.    GlobalSantaFe currently permits its shareholders to have their shares represented in certificated form.

        Transocean.    If the amended and restated articles are approved by Transocean's shareholders, Transocean shareholders will not be entitled to share certificates unless its board of directors deems otherwise. Under Transocean's articles in effect prior to the Merger, shares are represented in certificated form unless its board of directors deems otherwise.

Shareholder Proposals

        GlobalSantaFe.    A GlobalSantaFe shareholder desiring to submit a proposal for consideration by the shareholders at any general meeting must given written notice of such intent, which notice must be received by the secretary of GlobalSantaFe no later than (1) with respect to an annual general meeting, 90 days in advance of the anniversary date of the immediately preceding annual meeting and (2) with respect to an extraordinary general meeting, the close of business on the tenth day following the date on which notice of such meeting is sent or given to its shareholders.

        Transocean.    A Transocean shareholder desiring to submit a proposal for consideration by the shareholders at any annual general meeting must given written notice of such intent, which notice must be received by the secretary of Transocean no later than 90 days in advance of the anniversary date of the immediately preceding annual meeting. If the date of the annual general meeting is more than 30 days before or after such anniversary date, such written notice must instead be received by the secretary of Transocean by the close of business on the tenth day following the date on which Transocean first makes public disclosure of the meeting date.

Special Meetings of Shareholders

        GlobalSantaFe.    GlobalSantaFe's articles of association provide that an extraordinary general meeting of its shareholders may also be called upon the written request of shareholders holding at least 35% of the outstanding ordinary shares generally entitled to vote. GlobalSantaFe's articles of association provide that a special/class meeting may also be called upon a written request of 25% of the outstanding shares of that class.

        Transocean.    Transocean's articles of association expressly provide that no shareholders have any right to request an extraordinary general meeting.

Record Dates for Shareholder Meetings

        GlobalSantaFe.    GlobalSantaFe's articles of association provide that the record date for any general shareholder meeting may be at most 40 days prior to that meeting.

        Transocean.    Transocean's articles of association provide that the record date for any general shareholder meeting may be at most 60 days prior to that meeting.

Limitation of Liability and Indemnification

        GlobalSantaFe.    The GlobalSantaFe articles of association provide that GlobalSantaFe will indemnify to the fullest extent permitted by law any person who is a party, or threatened to be made a party, to any action or other proceeding by reason of having acted as a director, officer, employee or in any other capacity for or on behalf of GlobalSantaFe.

        Transocean.    The Transocean articles of association provide that no director will be personally liable to the company or shareholders except in the case of breach of the director's duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or for transactions from which the director derived an improper personal benefit. In addition, the Transocean articles of association provide that Transocean will indemnify to the fullest extent permitted by law any person who is a party, or threatened to be made a party, to any action or other proceeding by reason of having acted as a director or officer of Transocean, or in any other capacity for or on behalf of Transocean while serving as an officer or director of Transocean, or (in the discretion of the Transocean board of directors) an employee or agent of Transocean.

Amendment of Governing Documents

        GlobalSantaFe.    The GlobalSantaFe articles of association may be amended at any time by the vote of two-thirds of the shares present in person or by proxy at a meeting of the GlobalSantaFe shareholders.

        Transocean.    The Transocean articles of association may be amended at any time by the vote of two-thirds of the shares present in person or by proxy at a meeting of the Transocean shareholders at which a quorum is present. Under the Transocean articles of association, generally the presence of Transocean shareholders in person or by proxy holding a majority of issued shares generally entitled to vote at the shareholder meeting constitutes a quorum. Transocean's articles of association provide that, in order for certain articles to be amended, particular quorum rules must be met. Specifically, the Transocean articles of association provide that in order to amend, vary, suspend or disapply the special governance provisions that apply until the second anniversary of the effective time of the Merger or the provisions relating to general meetings, proceedings at general meetings, the number and term of directors or certain business combinations, at least 95% of the shares entitled to vote must be present in order to establish a quorum unless a majority of the Transocean board of directors (or two-thirds of the whole Transocean board of directors with respect to the special governance provisions) has recommended to the shareholders to vote in favor of the amendment. In addition, with respect to a special resolution to amend, vary, suspend or disapply the provisions relating to business combinations with interested persons, if (1) the recommendation of the Transocean board of directors was made at a time when the majority of the Transocean board of directors were directors prior to the time that any person became an interested person or were recommended for election or elected to succeed such directors by a majority of such directors or (2) the amendment will not be effective for a period of 12 months after the passage of the special resolution and will continue to apply to any person who was an interested person at the time of the passing of the special resolution, then the presence of Transocean shareholders in person or by proxy holding a majority of issued shares generally entitled to vote at the shareholder meeting constitutes a quorum.

Inspection of Books and Records

        GlobalSantaFe.    Upon written demand under oath stating the purpose thereof, any GlobalSantaFe shareholder may review for any proper purpose, during usual hours for business, the books and records of GlobalSantaFe. A proper purpose is defined to mean a purpose reasonably related to such person's interest as a shareholder.

        Transocean.    Transocean's articles of association allow an agent of a shareholder to examine the books and records of Transocean for any proper purpose, provided that written authorization accompanies the demand under oath. A proper purpose is defined to mean a purpose reasonably related to such person's interest as a shareholder. The articles of association also provide that the Transocean board of directors may establish procedures for and limitations on the investigation of the company's books and records for the following purposes:

  •
  protecting the interests of Transocean;

  •
  protecting the confidentiality of the information contained in those books and records;

  •
  the convenience of Transocean; or

  •
  protecting any other interest of Transocean that its board of directors deems proper.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

        The consolidated financial statements and schedule of Transocean Inc. and subsidiaries as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and management's assessment of the effectiveness of internal control over financial reporting, incorporated by reference in this joint proxy statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in its reports thereon, and are incorporated herein.

        The consolidated financial statements and schedule of GlobalSantaFe and subsidiaries as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006 and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) as of December 31, 2006, incorporated by reference in this joint proxy statement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report therein.

        With respect to the unaudited condensed financial information of GlobalSantaFe and subsidiaries for the three-month period ended March 31, 2007 and 2006, and for the three month and six-month periods ended June 30, 2007 and 2006, incorporated by reference in this joint proxy statement, PricewaterhouseCoopers LLP reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate reports dated May 4, 2007, for the three-month period ended March 31, 2007 and 2006, and August 3, 2007, for the three-month and six-month periods ended June 30, 2007 and 2006, incorporated by reference herein, state that they did not audit and they do not express an opinion on that unaudited condensed financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied.

LEGAL MATTERS

        Walkers, Cayman Islands will pass upon certain legal matters in connection with the Transactions for Transocean. Baker Botts L.L.P., Houston, Texas, will pass upon certain U.S. federal income tax consequences of the Transactions for Transocean. Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, will pass upon certain U.S. federal income tax consequences of the Transactions for GlobalSantaFe.

FUTURE SHAREHOLDER PROPOSALS

        Rule 14a-8 under the Securities Exchange Act of 1934 addresses when a company must include a shareholder's proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. In general, under Rule 14a-8 a proposal for a regularly scheduled annual meeting must be received at the company's principal executive offices not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting. For a special meeting, the deadline is a reasonable time before the company begins to print and mail its proxy materials. In addition to complying with the applicable deadline, shareholder proposals must also be otherwise eligible for inclusion.

Transocean

        Transocean has already held its 2007 annual meeting. In order for proposals to be considered for inclusion in the proxy statement and proxy card relating to the 2008 annual general meeting of shareholders of Transocean, those proposals must be received at Transocean's principal executive offices, 4 Greenway Plaza, Houston, Texas 77046, by no later than November 27, 2007. However, if the date of the 2008 annual general meeting changes by more than 30 days from the anniversary date of the 2007 annual general meeting, the deadline is a reasonable time before Transocean begins to print and mail its proxy materials. Transocean will notify shareholders of this deadline in a Quarterly Report on Form 10-Q or in another communication to shareholders. Shareholder proposals must also be otherwise eligible for inclusion.

        If you desire to bring a matter before an annual meeting of Transocean and the proposal is submitted outside the process of Rule 14a-8, you must follow the procedures set forth in Transocean's articles of association. The articles of association provide generally that if you desire to propose any business at an annual meeting of shareholders, you must give Transocean written notice not less than 90 days prior to the anniversary of the originally scheduled date of the immediately preceding annual meeting. The deadline under Transocean's articles of association for submitting proposals will be February 10, 2008, for the 2008 annual meeting unless it is more than 30 days before or after the anniversary of the 2007 annual meeting. However, if the date of the forthcoming annual meeting is more than 30 days before or after that anniversary date, the deadline is the close of business on the tenth day after Transocean publicly discloses the meeting date. Your notice must set forth:

  •
  a brief description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting;

  •
  your name and address;

  •
  a representation that you are a holder of record of Transocean ordinary shares entitled to vote at the meeting, or if the record date for the meeting is subsequent to the date required for shareholder notice, a representation that you are a holder of record at the time of the notice and intend to be a holder of record on the date of the meeting, and, in either case, intend to appear in person or by proxy at the meeting to propose that business; and

  •
  any material interest you have in the business.

        If you desire to nominate directors at an annual meeting, you must give Transocean written notice within the time period described in the preceding paragraph. If you desire to nominate directors at a special meeting at which the board of directors has determined that directors will be elected, you must give Transocean written notice by the close of business on the tenth day following Transocean's public disclosure of the meeting date. Your notice must set forth:

  •
  your name and address and the name and address of the person or persons to be nominated;

  •
  a representation that you are a holder of record of Transocean ordinary shares entitled to vote at the meeting or, if the record date for the meeting is subsequent to the date required for that shareholder notice, a representation that you are a holder of record at the time of the notice and intend to be a holder of record on the date of the meeting and, in either case, setting forth the class and number of shares so held, including shares held beneficially;

  •
  a representation that you intend to appear in person or by proxy as a holder of record at the meeting to nominate the person or persons specified in the notice;

  •
  a description of all arrangements or understandings between you and each nominee you propose and any other person or persons under which the nomination or nominations being made by you;

  •
  any other information regarding each nominee you propose that would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and

  •
  the consent of each nominee to serve as a director if so elected.

        The chairman of the meeting may refuse to transact any business or to acknowledge the nomination of any person if you fail to comply with the foregoing procedures.

        You may obtain a copy of Transocean's articles of association, in which these procedures are set forth, upon written request to Eric B. Brown, Secretary, Transocean Inc., 4 Greenway Plaza, Houston, Texas 77046, or see "Where You Can Find More Information."

GlobalSantaFe

        If the Transactions are consummated, GlobalSantaFe will not have a 2008 annual general meeting. However, if the Transactions are not completed, GlobalSantaFe expects to hold a 2008 annual general meeting.

        The U.S. federal securities laws provide each shareholder with a limited right to propose for inclusion in GlobalSantaFe's proxy statement a single proposal for action to be taken at the annual general meeting. Proposals intended to be presented at the GlobalSantaFe annual general meeting to be held in 2008 and otherwise eligible must be directed to GlobalSantaFe's Secretary at 15375 Memorial Drive, Houston, Texas 77079, and must be received no later than January 2, 2008.

        If a GlobalSantaFe shareholder desires to bring a matter before an annual general meeting and the matter is not eligible or is not timely submitted for inclusion in GlobalSantaFe's proxy statement, or if the shareholder desires to nominate a person to be a director, the shareholder must follow the procedures outlined in GlobalSantaFe's articles of association. The articles of association of GlobalSantaFe require timely notice in writing of the matter or nomination, and receipt of the written notice by GlobalSantaFe's secretary not later than the close of business on the 90th day prior to the anniversary of the originally scheduled date of the preceding year's annual general meeting. The deadline for delivery and receipt of such notices for the 2008 Annual General Meeting of Shareholders is the close of business on March 10, 2008. A copy of GlobalSantaFe's articles of association is available upon request from GlobalSantaFe's secretary at 15375 Memorial Drive, Houston, Texas 77079.

HOUSEHOLDING

        The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

        As a result, if you hold your shares through a broker and you reside at an address at which two or more shareholders reside, you will likely be receiving only one annual report and one proxy statement unless any shareholder at that address has given the broker contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial shareholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that shareholder should contact its broker or send a request to Transocean's corporate secretary at Eric B. Brown, Secretary, Transocean Inc., 4 Greenway Plaza, Houston, Texas 77046, telephone number (713) 232-7500. Transocean will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the Transocean 2006 annual report and this joint proxy statement to a beneficial shareholder at a shared address to which a single copy of the documents was delivered.

WHERE YOU CAN FIND MORE INFORMATION

        Transocean and GlobalSantaFe file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document Transocean and GlobalSantaFe file at the SEC's public reference rooms located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. These SEC filings are also available to the public on the SEC's web site at: http://www.sec.gov. Copies of these reports, proxy statements and other information can also be inspected at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York 10005.

        SEC rules and regulations permit Transocean and GlobalSantaFe to "incorporate by reference" the information Transocean and GlobalSantaFe file with the SEC. This means that Transocean and GlobalSantaFe can disclose important information to you by referring you to the other information Transocean and GlobalSantaFe have filed with the SEC. Some documents or information, such as that called for by Item 7.01 of Form 8-K, are deemed furnished and not filed in accordance with SEC rules. None of those documents and none of that information is incorporated by reference into this joint proxy statement. The information that Transocean and GlobalSantaFe incorporate by reference is considered to be part of this joint proxy statement. Information that Transocean and GlobalSantaFe file later with the SEC will automatically update and supersede this information.

        Transocean and GlobalSantaFe incorporate by reference the documents listed below and any filings Transocean or GlobalSantaFe will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (excluding any information "furnished" but not "filed") following the date of this document, but prior to the date of their respective shareholder meeting:

        For Transocean:

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2006;

  •
  Quarterly Reports on Form 10-Q for the periods ended March 31, 2007, and June 30, 2007; and

  •
  Current Reports on Form 8-K filed with the SEC on February 14, 2007 (dated February 7, 2007), March 6, 2007, April 11, 2007, June 4, 2007, July 23, 2007, August 14, 2007, September 20, 2007 and October 1, 2007.

        For GlobalSantaFe:

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2006;

  •
  Quarterly Reports on Form 10-Q for the periods ended March 31, 2007, and June 30, 2007; and

  •
  Current Reports on Form 8-K filed with the SEC on February 1, 2007, February 20, 2007, June 21, 2007, June 26, 2007, July 23, 2007, September 11, 2007 and September 20, 2007.

        You can request a free copy of the above filings or any filings subsequently incorporated by reference into this joint proxy statement by writing or calling:

    For Transocean:

    Transocean Inc.
    4 Greenway Plaza
    Houston, Texas 77046
    Attn: Investor Relations

    Telephone requests may be directed to (713) 232-7500.

    For GlobalSantaFe:

    GlobalSantaFe Corporation
    15375 Memorial Drive
    Houston, Texas 77079
    Attn: Investor Relations

    Telephone requests may be directed to (281) 925-6000.

        In order to ensure timely delivery of these documents, you should make such request by November 2, 2007.

        Neither Transocean nor GlobalSantaFe has authorized anyone to give any information or make any representation about the Transactions or about the respective companies that differs from or adds to the information in this joint proxy statement or in the documents incorporated by reference. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this joint proxy statement or in the documents incorporated by reference.

        The information contained in this joint proxy statement speaks only as of the date on the cover, unless the information specifically indicates that another date applies.

Annex A

Execution Copy

AGREEMENT AND PLAN OF MERGER

among

TRANSOCEAN INC.,

GLOBALSANTAFE CORPORATION

and

TRANSOCEAN WORLDWIDE INC.

Dated as of July 21, 2007

A-i

A-ii

A-iii

GLOSSARY OF DEFINED TERMS

Defined Terms	Where Defined
Action	Section 7.13(a)
Affected Employee	Section 7.14(a)
Affiliate	Section 5.27
Agreement	Preamble
Amended and Restated Transocean Articles	Section 2.3
Amended and Restated Transocean Memorandum	Section 2.3
Antitrust Laws	Section 7.5(c)
Applicable Laws	Section 5.5(a)
Certificates	Section 4.2(b)
Closing	Section 1.3
Closing Date	Section 1.3
Code	Recitals
Companies Law	Recitals
Competition Actions	Section 7.5(a)
Confidentiality and Standstill Agreement	Section 7.2(a)
Court	Section 7.15(a)
Cutoff Date	Section 7.2(d), 7.3(d)
Derivative Transaction	Section 5.25
Designated GlobalSantaFe Directors	Section 3.1
Designated Transocean Directors	Section 3.1
DGCL	Section 1.1
Effective Time	Section 7.15(b)
Employees	Section 7.14(d)
Environmental Laws	Section 5.13(a)
ERISA	Section 5.11(a)
ERISA Affiliate	Section 5.11(b)
Exchange Act	Section 4.4
Exchange Agent	Section 4.2(a)
Exchange Fund	Section 4.2(a)
FCPA	Section 5.5(e)
Financing	Section 7.16(a)
Financing Commitments	Section 7.16(a)
Form S-4	Section 7.8(a)
GAAP	Recitals
GlobalSantaFe	Preamble
GlobalSantaFe Acquisition Proposal	Section 7.2(a)
GlobalSantaFe Adjustment Fraction	Section 4.1(c)(iv)
GlobalSantaFe Adverse Recommendation Change	Section 7.2(d)(i)
GlobalSantaFe Benefit Plans	Section 5.11(a)
GlobalSantaFe Cash Consideration	Section 4.1(b)
GlobalSantaFe Court Orders	Section 7.15(b)
GlobalSantaFe Disclosure Letter	Article 5 Preface
GlobalSantaFe Material Contract	Section 5.23(a)
GlobalSantaFe Merger Consideration	Section 4.1(b)
GlobalSantaFe Option	Section 4.1(d)(iv)
GlobalSantaFe Ordinary Shares	Section 4.1(b)
GlobalSantaFe Permits	Section 5.5(b)

A-iv

GlobalSantaFe Permitted Liens	Section 5.21(a)
GlobalSantaFe Real Property	Section 5.5(d)
GlobalSantaFe Reports	Section 5.7
GlobalSantaFe Representatives	Section 7.2(a)
GlobalSantaFe SARs	Section 4.1(d)(vii)
GlobalSantaFe Share Consideration	Section 4.1(b)
GlobalSantaFe Shareholder Approval	Section 5.20
GlobalSantaFe Stock Plans	Section 4.1(d)(v)
GlobalSantaFe Stock Unit	Section 4.1(d)(vi)
GlobalSantaFe Superior Proposal	Section 7.2(a)
Governmental Entity	Section 5.6(b)
Hazardous Materials	Section 5.13(b)
HSR Act	Section 5.6(b)
Indemnified Parties	Section 7.13(a)
Initial Effective Time	Section 7.15(a)
Letter of Transmittal	Section 4.2(b)
Liens	Section 5.4
Material Adverse Effect	Section 10.9(c)
Merger	Section 1.2
Merger Sub	Preamble
New Financing Commitments	Section 7.16(b)
Non-U.S. Antitrust Laws	Section 7.5(a)(i)
NYSE	Section 4.2(e)
OFAC	Section 5.5(f)
Permitted Liens	Section 6.21
Person	Section 5.5(e)
PFIC	Section 5.10(b)
Post-Closing Transocean Ordinary Share Fair Market Value	Section 4.1(c)(i)
Proxy Statement/Prospectus	Section 7.8(a)
Reclassification	Section 1.2
Regulatory Filings	Section 5.6(b)
Returns	Section 5.10(a)
Rule 145 Affiliates	Section 7.11
Rule 16b-3	Section 4.4
Sarbanes-Oxley Act	Section 5.7(a)
SEC	Section 4.1(d)(vii)
Securities Act	Section 4.2(d)
Significant Subsidiary	Section 5.4
Subsidiary	Section 10.9(d)
Surviving Entity	Section 1.2
Taxes	Section 5.10(g)
Third-Party Provisions	Section 10.3
Transocean	Preamble
Transocean Acquisition Proposal	Section 7.3(a)
Transocean Adjustment Fraction	Section 4.1(c)(i)
Transocean Adverse Recommendation Change	Section 7.3(d)(i)
Transocean Benefit Plans	Section 6.11
Transocean Cash Consideration	Section 4.1(a)
Transocean Cash SARs	Section 7.14(f)
Transocean Court Order	Section 7.15(a)

A-v

Transocean Deferred Unit	Section 4.1(d)(ii)
Transocean Disclosure Letter	Article 5 Preface
Transocean Material Contract	Section 6.23(a)
Transocean Options	Section 4.1(d)(i)
Transocean Ordinary Shares	Section 4.1(a)
Transocean Ordinary Share Price	Section 4.2(e)
Transocean Permits	Section 6.5(b)
Transocean Permitted Liens	Section 6.21(a)
Transocean Preference Shares	Section 6.3
Transocean Real Property	Section 6.5(d)
Transocean Reclassification Consideration	Section 4.1(a)
Transocean Reports	Section 6.7
Transocean Representatives	Section 7.3(a)
Transocean Share Consideration	Section 4.1(a)
Transocean Shareholder Approvals	Section 6.20
Transocean Stock Plans	Section 4.1(d)(i)
Transocean Superior Proposal	Section 7.3(a)
Transocean Zero Coupon Convertible Debentures	Section 4.1(e)
Transocean 1.5% Convertible Debentures	Section 4.1(e)
Transocean 2008 Annual Incentive Plan	Section 7.14(e)
Warrant Agreement	Section 4.1(e)
Warrants	Section 4.1(e)

A-vi

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") dated as of July 21, 2007, is by and among Transocean Inc., a company incorporated under the laws of the Cayman Islands ("Transocean"), GlobalSantaFe Corporation, a company incorporated under the laws of the Cayman Islands ("GlobalSantaFe"), and Transocean Worldwide Inc., a company incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of Transocean ("Merger Sub").

RECITALS

        A.    The Merger and the Reclassification. GlobalSantaFe and Merger Sub intend to effect the Merger described in Section 1.1 and Transocean intends to effect the Reclassification described in Section 1.2 pursuant to schemes of arrangement, each under Section 86 of The Companies Law (2007 Revision) of the Cayman Islands (the "Companies Law"), so that GlobalSantaFe will merge with Merger Sub, and Transocean will reclassify its outstanding Transocean Ordinary Shares into the number of new Transocean Ordinary Shares and the amount of cash described in Section 4.1.

        B.    Intended U.S. Tax Consequences of the Merger. It is intended that, for United States federal income tax purposes, the Merger shall qualify as a reorganization under Section 368(a) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder, and this Agreement is hereby adopted as a plan of reorganization for purposes of Section 368(a) of the Code and the regulations promulgated thereunder.

        C.    Intended U.S. Accounting Treatment. The parties to this Agreement intend that the Merger be treated as the purchase of GlobalSantaFe by Transocean for U.S. generally accepted accounting principles ("GAAP").

        NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE 1

THE MERGER AND THE RECLASSIFICATION BY WAY
OF SCHEMES OF ARRANGEMENT

        Section 1.1    The Merger.    Subject to the terms and conditions of this Agreement, at the Effective Time, GlobalSantaFe shall merge with Merger Sub by way of a scheme of arrangement qualifying as an amalgamation under the Companies Law (the "Merger"). In the Merger, as a result of the operation of the Companies Law and the scheme of arrangement described in Section 7.15(b), and simultaneously at the Effective Time, all of the assets, undertaking and liabilities of GlobalSantaFe will, in accordance with Section 87 of the Companies Law, become the assets, undertaking and liabilities of Merger Sub, and GlobalSantaFe will cease its separate legal existence for all purposes. Merger Sub shall be the surviving entity following the Merger (sometimes hereinafter referred to as the "Surviving Entity"). The Merger shall have the effects specified herein pursuant to Section 87 of the Companies Law and shall be deemed to have the effects of a merger of a corporation under the General Corporation Law of the State of Delaware (the "DGCL"), meaning that the separate existence of GlobalSantaFe shall cease, and Merger Sub shall possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties, of each of Merger Sub and GlobalSantaFe; and all and singular, the rights, privileges, powers and franchises of each of said constituent companies, and all property, real, personal and mixed, and all debts due to any of said constituent companies on whatever account, as well as for share subscriptions as all other things in action or belonging to each of such companies shall be vested in Merger Sub; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of Merger Sub as they were of the two constituent companies, and the title to any real estate vested by deed or otherwise, under the laws of the Cayman Islands, in either of such constituent companies, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of either of said constituent companies shall be preserved unimpaired, and all debts, liabilities and duties of the constituent companies shall thenceforth attach to Merger Sub, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

        Section 1.2    The Reclassification.    At the Initial Effective Time, Transocean shall reclassify the outstanding Transocean Ordinary Shares into the number of Transocean Ordinary Shares and cash as described in Section 4.1, by way of a scheme of arrangement (the "Reclassification").

        Section 1.3    The Closing.    Subject to the terms and conditions of this Agreement, the closing of the Reclassification and the Merger (the "Closing") shall take place (a) at the offices of Walkers, Walker House, 87 Mary Street, George Town, Grand Cayman, Cayman Islands, at 9:00 a.m., local time, on the first business day immediately following the day on which all of the conditions set forth in Article 8 have been satisfied or waived (by the party entitled to waive the condition) (except for those conditions that by their nature cannot be satisfied until the Closing, but subject to the satisfaction or waiver of those conditions) or (b) at such other time, date or place as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

ARTICLE 2

MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION

        Section 2.1    Memorandum of Association and Articles of Association of Transocean.    Subject to the terms and conditions of this Agreement, (i) the memorandum of association of Transocean shall be amended and restated as of the Initial Effective Time to be in the form set forth on Exhibit 2.1.1 hereto (as so amended and restated, the "Transocean Memorandum") and (ii) the articles of association of Transocean shall be amended and restated as of the Initial Effective Time to be in the form set forth on Exhibit 2.1.2 hereto (as so amended and restated, the "Transocean Articles"). The Transocean Articles will provide, among other things, that any action taken prior to the second anniversary of the Effective Time to remove, replace or appoint a new Chairman of the Board of Directors of Transocean, Chief Executive Officer of Transocean or President and Chief Operating Officer of Transocean shall require the approval of two-thirds of the entire Board of Directors of Transocean. The Transocean Articles will provide further, among other things, that Transocean shall use all reasonable best efforts to maintain the allocations set forth in Section 3.1 for a period commencing at the Effective Time and ending on the second anniversary of the Effective Time, and Transocean shall not nominate or fail to nominate any Person contrary to the allocations set forth in Section 3.1 or take any other action designed to or which would reasonably be expected to alter such allocations. The Transocean Articles will provide further, among other things, that (i) in the event that a Designated Transocean Director (as defined below) or a Designated GlobalSantaFe Director (as defined below) shall die, resign, be removed from (with respect to a Designated Transocean Director, by the other Designated Transocean Directors, and with respect to a Designated GlobalSantaFe Director, by the other Designated GlobalSantaFe Directors) or otherwise fail to serve on the Board of Directors of Transocean prior to the second anniversary of the Effective Time, the remaining Designated Transocean Directors or Designated GlobalSantaFe Directors, as the case may be, shall designate such director's replacement (and such replacement shall constitute a Designated Transocean Director or Designated GlobalSantaFe Director, as the case may be), unless a majority of such group of directors determines in their sole discretion not to replace any such director, (ii) with respect to those Designated Transocean Directors appointed to a class of directors of Transocean the term of which expires prior to the second anniversary of the Effective Time, a majority of the Designated Transocean Directors shall have the power (which power may be delegated in whole or in part by such directors to any committee of such directors) to determine whether any such Designated Transocean Director shall be included on the list of nominees for director presented by the Board of Directors of Transocean and for which such Board shall solicit proxies at the annual general meeting of shareholders of Transocean following the Effective Time at which directors are elected for such class, and in the event that the Designated Transocean Directors so determine not to include any such Designated Transocean Director on such list of nominees, a majority of the Designated Transocean Directors shall have the power to designate the Person who will be included on such list of nominees for director presented by the Board of Directors of Transocean and for which such Board shall solicit proxies at such annual general meeting of shareholders of Transocean (and such replacement shall constitute a Designated Transocean Director), unless a majority of such group of directors determines in their sole discretion not to replace any such director, and (iii) with respect to those Designated GlobalSantaFe Directors appointed to a class of directors of Transocean the term of which expires prior to the second anniversary of the Effective Time, a majority of the Designated GlobalSantaFe Directors shall have the power (which power may be delegated in whole or in part by such directors to any committee of such directors) to determine whether any such Designated GlobalSantaFe Director shall be included on the list of nominees for director presented by the Board of Directors of Transocean and for which such Board shall solicit proxies at the annual general meeting of shareholders of Transocean following the Effective Time at which directors are elected for such class, and in the event that the Designated GlobalSantaFe Directors so determine not to include any such Designated GlobalSantaFe Director on such list of nominees, a majority of the Designated GlobalSantaFe Directors shall have the power to designate the Person who will be included on such list of nominees for director presented by the Board of Directors of Transocean and for which such Board shall solicit proxies at such annual general meeting of shareholders of Transocean (and such replacement shall constitute a Designated GlobalSantaFe Director), unless a majority of such group of directors determines in their sole discretion not to replace any such director.

        Section 2.2    Memorandum and Articles of Association of the Surviving Entity.    The memorandum of association and articles of association of Merger Sub immediately prior to the Effective Time shall be the memorandum of association and articles of association of the Surviving Entity, until duly amended in accordance with Applicable Laws.

ARTICLE 3

DIRECTORS AND OFFICERS OF TRANSOCEAN
AND OF THE SURVIVING ENTITY

        Section 3.1    Board of Directors of Transocean.    At the Effective Time, the Board of Directors of Transocean shall consist of 14 members, seven consisting of current members of the Transocean Board of Directors (the "Designated Transocean Directors") designated by Transocean, after consultation with GlobalSantaFe, before the mailing of the Proxy Statement/Prospectus, and seven consisting of current members of the GlobalSantaFe Board of Directors (the "Designated GlobalSantaFe Directors") designated by GlobalSantaFe, after consultation with Transocean, before the mailing of the Proxy Statement/Prospectus, with such Persons being allocated by Transocean or GlobalSantaFe, as applicable, as follows: (i) two Designated Transocean Directors and two Designated GlobalSantaFe Directors shall be allocated to the class of directors whose term expires at the annual general meeting of Transocean to be held in 2008, (ii) three Designated Transocean Directors and three Designated GlobalSantaFe Directors shall be allocated to the class of directors whose term expires at the annual general meeting of Transocean to be held in 2009 and (iii) two Designated Transocean Directors and two Designated GlobalSantaFe Directors shall be allocated to the class of directors whose term expires at the annual general meeting of Transocean to be held in 2010. If prior to the Effective Time, any Designated Transocean Director is unwilling or unable to serve (or to continue to serve) as a director of Transocean as a result of illness, death, resignation or any other reason, then, any replacement for such Person shall be selected by the Board of Directors of Transocean, after consultation with

GlobalSantaFe, and such replacement shall constitute a Designated Transocean Director. If prior to the Effective Time, any Designated GlobalSantaFe Director is unwilling or unable to serve (or to continue to serve) as a director of GlobalSantaFe as a result of illness, death, resignation or any other reason, then, any replacement for such Person shall be selected by the Board of Directors of GlobalSantaFe, after consultation with Transocean, and such replacement shall constitute a Designated GlobalSantaFe Director. At the Effective Time, Robert E. Rose shall be the Chairman of the Board of Transocean. At the Effective Time, the membership of each committee of the Board of Directors of Transocean shall consist of an equal number of Designated Transocean Directors and Designated GlobalSantaFe Directors. At the Effective Time, (i) a Designated GlobalSantaFe Director shall be the Chairman of the Audit Committee of the Board of Directors of Transocean, (ii) a Designated Transocean Director shall be the Chairman of the Corporate Governance Committee of the Board of Directors of Transocean, (iii) a Designated Transocean Director shall be the Chairman of the Finance and Benefits Committee of the Board of Directors of Transocean and (iv) a Designated GlobalSantaFe Director shall be the Chairman of the Executive Compensation Committee of the Board of Directors of Transocean. From and after the Effective Time, each Person designated as a director of Transocean shall serve as a director until such Person's successor shall be elected and qualified or such Person's earlier death, resignation or removal in accordance with the Transocean Articles.

        Section 3.2    Certain Officers of Transocean.    At the Effective Time, Robert L. Long shall be the Chief Executive Officer of Transocean, Jon A. Marshall will be the President and Chief Operating Officer of Transocean and the other individuals listed on Exhibit 3.2 hereto shall have the officer positions with Transocean listed on such Exhibit, and each such officer shall serve until such officer's successor shall be elected and qualified or such officer's earlier death, resignation, retirement, disqualification or removal in accordance with the Transocean Articles. If, before the Effective Time, any such Person is unable or unwilling to serve as an officer of Transocean in the capacity set forth on Exhibit 3.2, then a substitute officer shall be selected by mutual agreement of Transocean and GlobalSantaFe.

        Section 3.3    Board of Directors and Officers of the Surviving Entity.    The directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Entity from and after the Effective Time, until their successors shall be elected and qualified or appointed, as the case may be, or their earlier death, resignation or removal in accordance with the articles of association of the Surviving Entity.

ARTICLE 4

RECLASSIFICATION AND CONVERSION OF SECURITIES

        Section 4.1    Reclassification of Share Capital of Transocean and Conversion of Share Capital of GlobalSantaFe.

        (a)   At the Initial Effective Time, each ordinary share, par value $0.01 per share, of Transocean ("Transocean Ordinary Shares") outstanding immediately prior to the Initial Effective Time shall, by virtue of the Reclassification, be reclassified as, and converted into, (i) 0.6996 validly issued, fully paid and nonassessable Transocean Ordinary Shares (the "Transocean Share Consideration"), and (ii) $33.03 in cash (the "Transocean Cash Consideration" and, together with the Transocean Share Consideration, the "Transocean Reclassification Consideration"), in exchange for each old Transocean Ordinary Share. Each such old Transocean Ordinary Share shall have the status of authorized but unissued shares and may be subsequently issued in accordance with the memorandum of association and articles of association of Transocean; and each holder of any such old Transocean Ordinary Shares shall thereafter cease to have any rights with respect to such old Transocean Ordinary Shares, except the right to receive, without interest, certificates for Transocean Ordinary Shares and the Transocean Cash Consideration in accordance with Section 4.2, any unpaid dividends and distributions on Transocean

Ordinary Shares in accordance with Section 4.2(c) and cash for fractional shares in accordance with Section 4.2(e) upon the surrender of the relevant Certificate.

        (b)   At the Effective Time, the holders of ordinary shares, par value $0.01 per share, of GlobalSantaFe ("GlobalSantaFe Ordinary Shares") outstanding immediately prior to the Effective Time shall, by virtue of the Merger, have the right to receive (i) 0.4757 validly issued, fully paid and nonassessable Transocean Ordinary Shares (for the avoidance of doubt, after giving effect to the Reclassification) (the "GlobalSantaFe Share Consideration"), and (ii) $22.46 in cash (the "GlobalSantaFe Cash Consideration" and, together with the GlobalSantaFe Share Consideration, the "GlobalSantaFe Merger Consideration"), in exchange for each GlobalSantaFe Ordinary Share. Each such GlobalSantaFe Ordinary Share shall cease to be outstanding and shall be canceled and shall cease to exist, and each holder of any such GlobalSantaFe Ordinary Shares shall thereafter cease to have any rights with respect to such GlobalSantaFe Ordinary Shares, except the right to receive, without interest, certificates for Transocean Ordinary Shares and the GlobalSantaFe Cash Consideration in accordance with Section 4.2, any unpaid dividends and distributions on Transocean Ordinary Shares in accordance with Section 4.2(c) and cash for fractional shares in accordance with Section 4.2(e) upon the surrender of the relevant Certificate. At the Effective Time, each issued and outstanding ordinary share, par value $0.01 per share, of Merger Sub shall remain outstanding as one fully paid and nonassessable ordinary share, par value $0.01 per share, of the Surviving Entity.

        (c)

            (i)  At the Initial Effective Time, all options to acquire Transocean Ordinary Shares (individually, a "Transocean Option" and collectively, the "Transocean Options") identified in Section 4.1(c) of the Transocean Disclosure Letter (as hereinafter defined) and any other Transocean Options granted after the date of this Agreement in accordance with the terms of this Agreement that are outstanding at the Initial Effective Time under Transocean's stock plans (collectively, the "Transocean Stock Plans") shall remain outstanding following the Initial Effective Time, subject to the modifications described in this Section 4.1(c)(i). Each Transocean Option shall, to the extent provided by the Transocean Stock Plans and the option agreements entered into pursuant thereto, be fully vested and exercisable as of the Initial Effective Time and shall otherwise be subject to the same terms and conditions as under the applicable Transocean Stock Plan, the applicable option agreement and any other governing instrument with respect to such Transocean Option entered into pursuant thereto, except that immediately following the Initial Effective Time (A) each Transocean Option shall be exercisable for that whole number of Transocean Ordinary Shares equal to the product (rounded down to the nearest whole share) of the number of Transocean Ordinary Shares subject to such Transocean Option immediately prior to the Initial Effective Time multiplied by the Transocean Adjustment Fraction, and (B) the exercise price per Transocean Ordinary Share shall be an amount equal to the exercise price per Transocean Ordinary Share subject to such Transocean Option in effect immediately prior to the Initial Effective Time divided by the Transocean Adjustment Fraction (the price per share, as so determined, being rounded up to the nearest whole cent). As of the Initial Effective Time, each Transocean Option identified in Section 4.1(c) of the Transocean Disclosure Letter shall remain exercisable in accordance with the terms of such Transocean Option and, if such Transocean Option would otherwise expire earlier, it shall be deemed modified to remain exercisable for the full scheduled term of such Transocean Option in the event the holder of such Transocean Option is involuntarily terminated, for any reason other than Cause (as defined in the applicable award agreements or, if not so specified, as agreed by the parties hereto and set forth on Section 4.1(c)(i) of the Transocean Disclosure Letter), within twelve months after the Initial Effective Time. In this Agreement, (x) "VWAP" means, as of any specified date, the volume-weighted average price per share of Transocean Ordinary Shares or GlobalSantaFe Ordinary Shares, as the case may be, on the New York Stock Exchange during the period beginning at

  9:30 a.m., New York City time (or such other time as is the official open of trading on the New York Stock Exchange) and ending at 4:00 p.m., New York City time (or such other time as is the official close of trading on the New York Stock Exchange), as calculated by Xignite, Inc., (y) the "Transocean Adjustment Fraction" means (i) the VWAP of the Transocean Ordinary Shares on the last trading day immediately preceding the Closing Date, divided by (ii) the Post-Closing Transocean Ordinary Share Fair Market Value, and (z) the "Post-Closing Transocean Ordinary Share Fair Market Value" means (A) the VWAP of the Transocean Ordinary Shares on the last trading day immediately preceding the Closing Date minus the Transocean Cash Consideration, divided by (B) 0.6996.

           (ii)  Each deferred unit with respect to Transocean Ordinary Shares (individually, a "Transocean Deferred Unit" and collectively, the "Transocean Deferred Units") identified in Section 4.1(c) of the Transocean Disclosure Letter and each restricted Transocean Ordinary Share outstanding immediately prior to the Initial Effective Time under the Transocean Stock Plans and the portion of any contingent Transocean Deferred Units and any contingent restricted Transocean Ordinary Shares that are earned or granted under the Transocean Stock Plans as a result of the Reclassification and the Merger shall, as of the Initial Effective Time, be converted into and exchanged for the Transocean Reclassification Consideration.

          (iii)  Except as otherwise specifically provided by this Section 4.1(c), the terms of the Transocean Options and the relevant Transocean Stock Plans, as in effect at the Initial Effective Time, shall remain in full force and effect with respect to the Transocean Options after giving effect to the Reclassification. From and after the date of this Agreement, no action shall be taken by Transocean or its Subsidiaries to provide for the acceleration of the exercisability of any Transocean Options in connection with the Merger (except to the extent such acceleration is required under the terms of the governing instruments with respect to such Transocean Options). As soon as practicable following the Initial Effective Time, Transocean shall deliver to the holders of Transocean Options appropriate notices setting forth such holders' rights pursuant to the respective Transocean Stock Plans and the agreements evidencing the grants of such Transocean Options and that such Transocean Options and such agreements shall continue in effect on the same terms and conditions (subject to the adjustments required by this Section 4.1(c)).

          (iv)  At the Effective Time, all options to acquire GlobalSantaFe Ordinary Shares (individually, a "GlobalSantaFe Option" and collectively, the "GlobalSantaFe Options") identified in Section 4.1(c) of the GlobalSantaFe Disclosure Letter (as hereinafter defined) and any other GlobalSantaFe Options granted after the date of this Agreement in accordance with the terms of this Agreement that are outstanding at the Effective Time under GlobalSantaFe's stock plans (collectively, the "GlobalSantaFe Stock Plans") shall remain outstanding following the Effective Time, subject to the modifications described in this Section 4.1(c)(iv). Prior to the Effective Time, GlobalSantaFe and Transocean shall take all actions (if any) as may be required to permit the assumption of such GlobalSantaFe Options by Transocean pursuant to this Section 4.1(c)(iv). At the Effective Time, the GlobalSantaFe Options shall be assumed by Transocean in such manner that Transocean (i) is a corporation "assuming a stock option in a transaction to which Section 424(a) applies" within the meaning of Section 424 of the Code, or (ii) to the extent that the GlobalSantaFe Option is not or ceases to qualify as an "incentive stock option" within the meaning of Section 422 of the Code, would be such a corporation were Section 424 of the Code applicable to such option. Each GlobalSantaFe Option assumed by Transocean shall, to the extent provided by the GlobalSantaFe Stock Plans, the option agreements entered into pursuant thereto and any other governing instrument with respect to such GlobalSantaFe Option, and to the extent not already fully vested and exercisable, be fully vested and exercisable as of the Effective Time and shall otherwise be subject to the same terms and conditions as under the applicable GlobalSantaFe Stock Plan, the applicable option agreement and any other governing instrument with respect to such GlobalSantaFe Option entered into pursuant thereto, except that immediately following the Effective Time (A) each GlobalSantaFe Option shall be exercisable for that whole number of Transocean Ordinary Shares equal to the product (rounded down to the nearest whole share) of the number of GlobalSantaFe Ordinary Shares subject to such GlobalSantaFe Option immediately prior to the Effective Time multiplied by the GlobalSantaFe Adjustment Fraction, and (B) the exercise price per Transocean Ordinary Share shall be an amount equal to the exercise price per GlobalSantaFe Ordinary Share subject to such GlobalSantaFe Option in effect immediately prior to the Effective Time divided by the GlobalSantaFe Adjustment Fraction (the price per share, as so determined, being rounded up to the nearest whole cent). As of the Effective Time, each GlobalSantaFe Option identified in Section 4.1(c) of the GlobalSantaFe Disclosure Letter shall remain exercisable in accordance with the terms of the governing instruments of such GlobalSantaFe Option and, if such GlobalSantaFe Option would otherwise expire earlier, it shall be deemed modified to remain exercisable for the full scheduled term of such GlobalSantaFe Option in the event the holder of such GlobalSantaFe Option is involuntarily terminated, for any reason other than Cause (as defined in the applicable governing instruments or, if not so specified, as agreed by the parties hereto and as set forth on Section 4.1(c)(iv) of the GlobalSantaFe Disclosure Letter), within twelve months after the Effective Time. In this Agreement, the "GlobalSantaFe Adjustment Fraction" means (i) the VWAP of the GlobalSantaFe Ordinary Shares on the last trading day immediately preceding the Closing Date, divided by (ii) the Post-Closing Transocean Ordinary Share Fair Market Value.

           (v)  Each stock unit with respect to GlobalSantaFe Ordinary Shares (individually, a "GlobalSantaFe Stock Unit" and collectively, the "GlobalSantaFe Stock Units") identified in Section 4.1(c) of the GlobalSantaFe Disclosure Letter outstanding immediately prior to the Effective Time under the GlobalSantaFe Stock Plans shall, as of the Effective Time, be converted into and exchanged for the GlobalSantaFe Merger Consideration.

          (vi)  At the Effective Time, all GlobalSantaFe stock-settled stock appreciation rights (individually, a "GlobalSantaFe SAR" and collectively, the "GlobalSantaFe SARs") identified in Section 4.1(c) of the GlobalSantaFe Disclosure Letter outstanding at the Effective Time under the GlobalSantaFe Stock Plans shall remain outstanding following the Effective Time, subject to the modifications described in this Section 4.1(c)(vi). Prior to the Effective Time, GlobalSantaFe and Transocean shall take all actions (if any) as may be required to permit the assumption of such GlobalSantaFe SARs by Transocean pursuant to this Section 4.1(c)(vi). Each GlobalSantaFe SAR assumed by Transocean shall, to the extent provided by the GlobalSantaFe Stock Plans, the award agreements entered into pursuant thereto and any other governing instrument with respect to such GlobalSantaFe SAR, and to the extent not already fully vested and exercisable, be fully vested and exercisable as of the Effective Time and shall otherwise be subject to the same terms and conditions as under the applicable GlobalSantaFe Stock Plan, the applicable award agreement with respect to such GlobalSantaFe SAR and any other governing instrument entered into pursuant thereto, except that immediately following the Effective Time (A) each GlobalSantaFe SAR shall be exercisable for that whole number of Transocean Ordinary Shares equal to the product (rounded down to the nearest whole share) of the number of GlobalSantaFe Ordinary Shares subject to such GlobalSantaFe SAR immediately prior to the Effective Time multiplied by the GlobalSantaFe Adjustment Fraction, and (B) the exercise price per Transocean Ordinary Share shall be an amount equal to the exercise price per GlobalSantaFe Ordinary Share subject to such GlobalSantaFe SAR in effect immediately prior to the Effective Time divided by the GlobalSantaFe Adjustment Fraction (the price per share, as so determined, being rounded up to the nearest whole cent). As of the Effective Time, each GlobalSantaFe SAR identified in Section 4.1(c) of the GlobalSantaFe Disclosure Letter shall remain exercisable in accordance with the terms of the governing instruments of such GlobalSantaFe SAR and, if such GlobalSantaFe SAR would otherwise expire earlier, it shall be deemed modified to remain exercisable for the full scheduled term of such GlobalSantaFe SAR in the event the holder of such GlobalSantaFe SAR is involuntarily terminated, for any reason other than Cause (as defined in the applicable governing instruments or, if not so specified, as agreed by the parties and set forth on Section 4.1(c)(vi) of the GlobalSantaFe Disclosure Letter), within twelve months after the Effective Time.

         (vii)  At or prior to the Effective Time, Transocean shall take all corporate action necessary to reserve for issuance a number of Transocean Ordinary Shares equal to the number of Transocean Ordinary Shares issuable upon the exercise of the GlobalSantaFe Options and GlobalSantaFe SARs assumed by Transocean pursuant to this Section 4.1(c). From and after the date of this Agreement, no action shall be taken by GlobalSantaFe or its Subsidiaries to provide for the acceleration of the exercisability of any GlobalSantaFe Options or GlobalSantaFe SARs in connection with the Merger (except to the extent such acceleration is required under the terms of the governing instruments with respect to such GlobalSantaFe Options or GlobalSantaFe SARs). On the Closing Date, Transocean shall file with the U.S. Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-8 (or a post-effective amendment on Form S-8 with respect to the Form S-4 (as defined in Section 7.8) or such other appropriate form) covering all such Transocean Ordinary Shares.

        (viii)  Except as otherwise specifically provided by this Section 4.1(c), the terms of the GlobalSantaFe Options and GlobalSantaFe SARs, and the relevant GlobalSantaFe Stock Plans, as in effect at the Effective Time, shall remain in full force and effect with respect to the GlobalSantaFe Options and GlobalSantaFe SARs after giving effect to the Merger and the assumptions by Transocean as set forth above. As soon as practicable following the Effective Time, Transocean shall deliver to the holders of GlobalSantaFe Options and GlobalSantaFe SARs appropriate notices setting forth such holders' rights pursuant to the respective GlobalSantaFe Stock Plans and the agreements evidencing the grants of such GlobalSantaFe Options or GlobalSantaFe SARs, and that such GlobalSantaFe Options or GlobalSantaFe SARs and such agreements shall be assumed by Transocean and shall continue in effect on the same terms and conditions (subject to the adjustments required by this Section 4.1(c)).

          (ix)  At the Initial Effective Time, all warrants (the "Warrants") to purchase Transocean Ordinary Shares issued pursuant to the Warrant Agreement dated April 22, 1999 between R&B Falcon Corporation and American Stock Transfer & Trust Company, as supplemented by a Supplement to Warrant Agreement dated January 31, 2001 among Transocean Sedco Forex Inc., R&B Falcon Corporation and American Stock Transfer & Trust Company and a Supplement to Warrant Agreement dated September 14, 2005 between Transocean Inc. and The Bank of New York (as so supplemented, the "Warrant Agreement"), Transocean's Zero Coupon Convertible Debentures due 2020 (the "Transocean Zero Coupon Convertible Debentures") and Transocean's 1.5% Convertible Debentures due 2021 (the "Transocean 1.5% Convertible Debentures"), shall be adjusted for the Reclassification as provided under the terms of the Warrant Agreement and the respective indentures governing the Transocean Zero Coupon Convertible Debentures and the Transocean 1.5% Convertible Debentures. The parties agree that Transocean may, at any time prior to the Effective Time, call all or any portion of the Transocean Zero Coupon Convertible Debentures and/or the Transocean 1.5% Convertible Debentures for redemption and issue Transocean Ordinary Shares upon the conversion of such debentures in accordance with the terms thereof, if any holder of such debentures elects to convert the debentures.

        Section 4.2    Exchange of Certificates Representing Transocean Ordinary Shares and GlobalSantaFe Ordinary Shares and Cash Payments.

        (a)   Prior to the Initial Effective Time, Transocean shall deposit, or shall cause to be deposited, with Transocean's transfer agent for Transocean Ordinary Shares or such other party reasonably satisfactory to Transocean and GlobalSantaFe (the "Exchange Agent"), for the benefit of the holders of outstanding Transocean Ordinary Shares and GlobalSantaFe Ordinary Shares for exchange in accordance with this Article 4, certificates representing the Transocean Ordinary Shares to be issued pursuant to Section 4.1 and delivered pursuant to this Section 4.2 and cash to be paid pursuant to Section 4.1 and delivered pursuant to this Section 4.2 in exchange for outstanding Transocean Ordinary Shares and GlobalSantaFe Ordinary Shares. Transocean shall also provide the Exchange Agent immediately following the Effective Time cash sufficient to pay cash in lieu of fractional shares in accordance with Section 4.2(e). Such cash and certificates for Transocean Ordinary Shares together with any dividends or distributions with respect thereto are hereinafter referred to as the "Exchange Fund."

        (b)   Promptly after the Effective Time, Transocean shall cause the Exchange Agent to mail to each holder of record of one or more certificates ("Certificates") that immediately prior to the Effective Time represented Transocean Ordinary Shares or GlobalSantaFe Ordinary Shares: (A) a letter of transmittal (the "Letter of Transmittal") which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Transocean may reasonably specify and (B) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing Transocean Ordinary Shares, cash (including cash in lieu of fractional shares in accordance with Section 4.2(e)) and any unpaid dividends and distributions on Transocean Ordinary Shares in accordance with Section 4.2(c). Upon surrender of a Certificate for cancellation to the Exchange Agent together with such Letter of Transmittal, duly executed and completed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor (x) a certificate representing that number of whole Transocean Ordinary Shares and (y) a check representing the aggregate amount of the Transocean Cash Consideration or the GlobalSantaFe Cash Consideration, as applicable, and cash in lieu of fractional shares, if any, and unpaid dividends and distributions, if any, which such holder has the right to receive pursuant to the provisions of this Article 4, after giving effect to any required withholding tax, and the Certificate so surrendered shall forthwith be canceled. No interest will be paid or accrued on the cash in lieu of fractional shares and unpaid dividends and distributions, if any, payable to holders of Certificates. In the event of a transfer of ownership of Transocean Ordinary Shares which is not registered in the transfer records of Transocean, or a transfer of ownership of GlobalSantaFe Ordinary Shares that is not registered in the transfer records of GlobalSantaFe, a certificate representing the proper number of Transocean Ordinary Shares together with a check representing the amount of the Transocean Cash Consideration or the GlobalSantaFe Cash Consideration, as applicable, and cash in lieu of fractional shares, if any, may be issued to such a transferee if the Certificate representing such Transocean Ordinary Shares or GlobalSantaFe Ordinary Shares, as the case may be, is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid.

        (c)   Notwithstanding any other provisions of this Agreement, no dividends or other distributions declared or made after the Effective Time with respect to Transocean Ordinary Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the Transocean Ordinary Shares represented by such Certificate as a result of the conversion provided in Section 4.1(a) or 4.1(b) until such Certificate is surrendered as provided herein. Subject to the effect of Applicable Laws, following surrender of any such Certificate, there shall be paid to the holder of the Certificates so surrendered, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore payable and not paid with respect to the number of whole Transocean Ordinary Shares issued pursuant to Section 4.1, less the amount of any withholding taxes, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole Transocean Ordinary Shares, less the amount of any withholding taxes.

        (d)   (i) At or after the Effective Time, Transocean shall pay from funds on hand at the Effective Time any dividends or make other distributions with a record date prior to the Effective Time that may have been declared or made by Transocean on Transocean Ordinary Shares which remain unpaid at the Effective Time, and after the Effective Time, there shall be no transfers on the stock transfer books of Transocean of the Transocean Ordinary Shares which were outstanding immediately prior to the Effective Time and (ii) at or after the Effective Time, Transocean shall pay from funds on hand at the Effective Time any dividends or make other distributions with a record date prior to the Effective Time that may have been declared or made by GlobalSantaFe on GlobalSantaFe Ordinary Shares which remain unpaid at the Effective Time, and after the Effective Time, the stock transfer books of GlobalSantaFe shall be closed and there shall be no transfers of the GlobalSantaFe Ordinary Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to Transocean, the presented Certificates shall be canceled and exchanged for certificates representing Transocean Ordinary Shares and the amount of the Transocean Cash Consideration or the GlobalSantaFe Cash Consideration, as applicable, and cash in lieu of fractional shares, if any, deliverable in respect thereof pursuant to this Agreement in accordance with the procedures set forth in this Article 4. Certificates surrendered for exchange by any Person constituting an "affiliate" of Transocean or GlobalSantaFe for purposes of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), shall not be exchanged until Transocean or GlobalSantaFe, as applicable, has received a written agreement from such Person as provided in Section 7.11, unless the parties have adjusted Section 7.11 to eliminate the requirements of Section 7.11 with respect to such agreement in accordance with the last sentence of Section 7.11.

        (e)   No fractional Transocean Ordinary Shares shall be issued pursuant hereto. In lieu of the issuance of any fractional Transocean Ordinary Shares pursuant to Section 4.1(b), cash adjustments provided by Transocean will be paid to holders in respect of any fractional Transocean Ordinary Shares that would otherwise be issuable, and the amount of such cash adjustment shall be equal to the product obtained by multiplying (i) the fractional share interest to which such holder would otherwise be entitled by (ii) the Transocean Ordinary Share Price. The "Transocean Ordinary Share Price" shall mean the average of the per share closing prices of the Transocean Ordinary Shares as reported on the consolidated transaction reporting system for securities traded on the New York Stock Exchange, Inc. ("NYSE") (as reported in the New York City edition of The Wall Street Journal or, if not reported thereby, another authoritative source) for the 20 consecutive trading days ending on the fifth trading day prior to the Closing Date, appropriately adjusted for any stock splits, reverse stock splits, stock dividends, recapitalizations or other similar transactions.

        (f)    Any portion of the Exchange Fund (including the proceeds of any investments thereof and any certificates for Transocean Ordinary Shares) that remains undistributed to the former shareholders of Transocean and GlobalSantaFe one year after the Effective Time shall be delivered to Transocean. Any former shareholders of Transocean or GlobalSantaFe who have not theretofore complied with this Article 4 shall thereafter look only to Transocean for delivery of certificates representing their Transocean Ordinary Shares and the amount of the Transocean Cash Consideration or the GlobalSantaFe Cash Consideration, as applicable, cash in lieu of fractional shares, if any, and any unpaid dividends and distributions on the Transocean Ordinary Shares deliverable to such former shareholders pursuant to this Agreement.

        (g)   None of Transocean, GlobalSantaFe, the Surviving Entity, the Exchange Agent or any other Person shall be liable to any Person for any portion of the Exchange Fund properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

        (h)   In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Transocean, the posting by such Person of a bond in such reasonable amount as Transocean may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate certificates representing the Transocean Ordinary Shares and the amount of the Transocean Cash Consideration or the GlobalSantaFe Cash Consideration, as applicable, cash in lieu of fractional shares, if any, and unpaid dividends and distributions on Transocean Ordinary Shares, as provided in Section 4.2(c), deliverable in respect thereof pursuant to this Agreement.

        (i)    Notwithstanding anything to the contrary contained in this Agreement, the parties intend that Transocean be permitted to implement a direct registration system in accordance with NYSE rules and Applicable Laws for the Transocean Ordinary Shares at the Closing, and if Transocean determines to implement such a system at such time, all or any portion of the Transocean Ordinary Shares issued in connection with this Agreement may be in uncertificated book entry form unless a physical certificate is requested in writing by a holder of Certificates.

        Section 4.3    Adjustment of Share Consideration.    If, between the date of this Agreement and the Effective Time (as permitted by Section 7.l), the outstanding Transocean Ordinary Shares or the outstanding GlobalSantaFe Ordinary Shares shall have been increased, decreased, changed into or exchanged for a different number of shares or different class, in each case, by reason of any reclassification, recapitalization, stock split, split-up, combination or exchange of shares or a stock dividend or dividend payable in other securities shall be declared with a record date within such period, or any similar event shall have occurred, the applicable Transocean Share Consideration or GlobalSantaFe Share Consideration shall be appropriately adjusted to provide to the holders of Transocean Ordinary Shares or GlobalSantaFe Ordinary Shares, as the case may be, the same economic effect as contemplated by this Agreement prior to such event. Notwithstanding anything in this Agreement to the contrary, the Reclassification shall not result in any adjustment pursuant to this Section 4.3.

        Section 4.4    Rule 16b-3 Approval.    The Board of Directors of Transocean or a committee thereof, at or prior to the Effective Time, shall adopt resolutions specifically approving, for purposes of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the receipt, pursuant to Section 4.1, of Transocean Ordinary Shares, and of options to acquire Transocean Ordinary Shares, by executive officers or directors of Transocean and GlobalSantaFe who become executive officers or directors of Transocean subject to Rule 16b-3.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF GLOBALSANTAFE

        Except as set forth in (i) other than with respect to Sections 5.1, 5.2 and 5.3, the GlobalSantaFe Reports filed on or after December 31, 2006 and prior to the date of this Agreement (excluding any risk factor disclosure contained in any such GlobalSantaFe Report under the heading "Risk Factors" or "Cautionary Note Regarding Forward-Looking Statements" or similar heading and excluding information set forth in any exhibit thereto), to the extent a matter is disclosed in such GlobalSantaFe Reports in such a way as to make its relevance to the applicable representation or warranty reasonably apparent), and (ii) the disclosure letter delivered to Transocean by GlobalSantaFe at or prior to the execution hereof (the "GlobalSantaFe Disclosure Letter") (each section of which qualifies the correspondingly numbered representation, warranty or covenant to the extent specified therein and such other representations, warranties or covenants to the extent a matter in such section is disclosed in such a way as to make its relevance to such other representation, warranty or covenant reasonably apparent), GlobalSantaFe represents and warrants to Transocean and Merger Sub that:

        Section 5.1    Existence; Good Standing; Corporate Authority.    GlobalSantaFe is a company duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. GlobalSantaFe is duly qualified to do business and, to the extent such concept or similar concept exists in the relevant jurisdiction, is in good standing under the laws of any jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified does not and is not reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect (as defined in Section 10.9). GlobalSantaFe has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted. The copies of GlobalSantaFe's memorandum of association and articles of association previously made available to Transocean are true and correct and contain all amendments as of the date hereof.

        Section 5.2    Authorization, Validity and Effect of Agreements.    GlobalSantaFe has the requisite corporate power and authority to execute and deliver this Agreement and all other agreements and documents contemplated hereby to which it is a party. The execution, delivery and performance by GlobalSantaFe of this Agreement and the consummation by GlobalSantaFe of the transactions contemplated hereby have been duly authorized by the Board of Directors of GlobalSantaFe, and no other corporate proceedings on the part of GlobalSantaFe are necessary to authorize the execution, delivery and performance of this Agreement by GlobalSantaFe and the consummation of the transactions contemplated hereby, other than the approval referred to in Section 5.20. This Agreement has been duly and validly executed and delivered by GlobalSantaFe and, assuming due authorization, execution and delivery of this Agreement by Transocean, constitutes the valid and legally binding obligation of GlobalSantaFe, enforceable against GlobalSantaFe in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

        Section 5.3    Capitalization.    As of the date of this Agreement, the authorized share capital of GlobalSantaFe consists of 600,000,000 GlobalSantaFe Ordinary Shares. As of June 30, 2007, there were 226,981,786 GlobalSantaFe Ordinary Shares issued and outstanding, including no restricted shares, and 3,123,706 GlobalSantaFe Ordinary Shares reserved for issuance upon exercise of outstanding GlobalSantaFe Options, 1,284,335 GlobalSantaFe Ordinary Shares reserved for issuance upon vesting of GlobalSantaFe Stock Units, 998,429 GlobalSantaFe Ordinary Shares reserved for issuance upon exercise of GlobalSantaFe SARs and 129,056 GlobalSantaFe Ordinary Shares held by a Subsidiary of GlobalSantaFe. From June 30, 2007 to the date of this Agreement, no additional GlobalSantaFe Ordinary Shares have been issued (other than pursuant to GlobalSantaFe Options, GlobalSantaFe SARs or GlobalSantaFe Stock Units that were outstanding as of June 30, 2007 and are disclosed in Section 4.1(c) of the GlobalSantaFe Disclosure Letter), no additional GlobalSantaFe Options, GlobalSantaFe SARs or GlobalSantaFe Stock Units have been issued or granted, and there has been no increase in the number of GlobalSantaFe Ordinary Shares issuable upon exercise of the GlobalSantaFe Options, GlobalSantaFe SARs or GlobalSantaFe Stock Units from those issuable under such GlobalSantaFe Options, GlobalSantaFe SARs or GlobalSantaFe Stock Units as of June 30, 2007. All issued GlobalSantaFe Ordinary Shares are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. As of the date of this Agreement, except as set forth in this Section 5.3, (x) there are no outstanding or authorized capital shares and there are no options, warrants, calls, subscriptions, convertible securities, preemptive rights or other rights, agreements, claims or commitments which obligate GlobalSantaFe or any of its Subsidiaries to issue, transfer or sell any capital shares or other voting securities or other equity interest in GlobalSantaFe or any of its Subsidiaries or securities convertible into or exchangeable for such shares, securities or equity interests, (y) there are no outstanding or authorized contractual obligations of GlobalSantaFe or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital shares or other voting securities of or other equity interest in GlobalSantaFe or any of its Subsidiaries or any such securities or agreements listed in clause (x) of this sentence, and (z) there are no voting trusts or similar agreements to which GlobalSantaFe or any of its Subsidiaries is a party with respect to the voting of any capital shares or other voting securities of or other equity interest in GlobalSantaFe or any of its Subsidiaries. GlobalSantaFe has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of GlobalSantaFe on any matter.

        Section 5.4    Significant Subsidiaries.    For purposes of this Agreement, "Significant Subsidiary" shall mean significant subsidiary as defined in Rule 1-02 of Regulation S-X of the Exchange Act. Each of GlobalSantaFe's Significant Subsidiaries is a corporation or other legal entity duly organized, validly existing and, to the extent such concept or similar concept exists in the relevant jurisdiction, in good standing under the laws of its jurisdiction of incorporation or organization, has the corporate or other entity power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing (where applicable) in each jurisdiction in which the ownership, operation or lease of its property or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing does not and is not reasonably likely to have a GlobalSantaFe Material Adverse Effect. All of the outstanding shares of capital stock of, or other ownership interests in, each of GlobalSantaFe's Significant Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and, as of the date of this Agreement, are owned, directly or indirectly, by GlobalSantaFe free and clear of all mortgages, deeds of trust, liens, security interests, pledges, leases, conditional sale contracts, charges, privileges, easements, rights of way, reservations, options, rights of first refusal and other encumbrances ("Liens").

        Section 5.5    Compliance with Laws; Permits.    Except for such matters as, individually or in the aggregate, do not and are not reasonably likely to have a GlobalSantaFe Material Adverse Effect and except for matters arising under Environmental Laws (as defined herein) which are treated exclusively in Section 5.13:

          (a)   Neither GlobalSantaFe nor any Subsidiary of GlobalSantaFe is in violation of any applicable law, rule, regulation, code, governmental determination, order, treaty, convention, governmental certification requirement or other public limitation, U.S. or non-U.S. (collectively, "Applicable Laws"), relating to the ownership or operation of any of their respective assets or businesses, and no claim is pending or, to the knowledge of GlobalSantaFe, threatened with respect to any such matters. No condition exists that is not disclosed in the GlobalSantaFe Disclosure Letter and which does or is reasonably likely to constitute a violation of or deficiency under any Applicable Law relating to the ownership or operation of the assets or conduct of businesses of GlobalSantaFe or any Subsidiary of GlobalSantaFe.

          (b)   GlobalSantaFe and each Subsidiary of GlobalSantaFe hold all permits, licenses, certifications, variations, exemptions, orders, franchises and approvals of all governmental or regulatory authorities necessary for the ownership, leasing and operation of their respective assets or the conduct of their respective businesses (the "GlobalSantaFe Permits"). All GlobalSantaFe Permits are in full force and effect and there exists no default thereunder or breach thereof, and GlobalSantaFe has no notice or actual knowledge that such GlobalSantaFe Permits will not be renewed in the ordinary course after the Effective Time. No Governmental Entity has given, or to the knowledge of GlobalSantaFe threatened to give, any action to terminate, cancel or reform any GlobalSantaFe Permit.

          (c)   Each drilling unit owned or leased by GlobalSantaFe or a Subsidiary of GlobalSantaFe which is subject to classification is in class according to the rules and regulations of the applicable classifying body and is duly and lawfully documented under the laws of its flag jurisdiction.

          (d)   GlobalSantaFe and each Subsidiary of GlobalSantaFe possess all permits, licenses, operating authorities, orders, exemptions, franchises, variances, consents, approvals or other authorizations required for the present ownership and operation of all its real property or leaseholds ("GlobalSantaFe Real Property"). There exists no material default or breach with respect to, and no party or Governmental Entity has taken or, to the knowledge of GlobalSantaFe, threatened to take, any action to terminate, cancel or reform any such permit, license, operating authority, order, exemption, franchise, variance, consent, approval or other authorization pertaining to the GlobalSantaFe Real Property.

          (e)   Without limiting the generality of clause (a) above, and mindful of the principles of the United States Foreign Corrupt Practices Act (the "FCPA") and other similar applicable foreign laws, neither GlobalSantaFe nor any of its Subsidiaries, nor, in any such case, any of their respective GlobalSantaFe Representatives (i) is in violation of the FCPA or other similar applicable foreign laws as a result of having made, offered or authorized any payment or given or offered anything of value directly or indirectly (including through a friend or family member with personal relationships with government officials) to an official of any government for the purpose with respect to GlobalSantaFe or any of its Subsidiaries of influencing an act or decision in his official capacity or inducing him to use his influence with that government, (ii) is in violation of the FCPA or other similar applicable foreign laws as a result of having made, offered or authorized any payment to any Governmental Entity, political party or political candidate for the purpose with respect to GlobalSantaFe or any of its Subsidiaries of influencing any official act or decision, or inducing such Person to use any influence with that government or (iii) has taken any action that would be reasonably likely to subject GlobalSantaFe or any of its Subsidiaries to any material liability or penalty under any and all Applicable Laws of any Governmental Entity. "Person" means any natural person, firm, individual, partnership, joint venture, business trust, trust, association, corporation, company, limited liability company, unincorporated entity or Governmental Entity.

          (f)    Without limiting the generality of clause (a) above, neither GlobalSantaFe nor any of its Subsidiaries nor any of their respective directors, officers, employees or affiliates, to GlobalSantaFe's knowledge, is a Person with whom transactions are currently prohibited under any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of Treasury ("OFAC") or equivalent European Union measure.

        Section 5.6    No Conflict.

        (a)   Neither the execution, delivery and performance by GlobalSantaFe of this Agreement nor the consummation by GlobalSantaFe of the transactions contemplated hereby in accordance with the terms hereof will (i) subject to the approval referred to in Section 5.20, conflict with or result in a breach of any provisions of the memorandum of association or articles of association of GlobalSantaFe, or the certificate of incorporation, bylaws or similar governing documents of any of GlobalSantaFe's Significant Subsidiaries, (ii) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or give rise to a right of purchase under, or accelerate the performance required by, or result in the creation of any Lien upon any of the properties of GlobalSantaFe or its Subsidiaries under, or result in being declared void, voidable, or without further binding effect, or otherwise result in a detriment to GlobalSantaFe or any of its Subsidiaries under any of the terms, conditions or provisions of, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement, joint venture or other instrument or obligation to which GlobalSantaFe or any of its Subsidiaries is a party, or by which GlobalSantaFe or any of its Subsidiaries or any of their properties is bound or affected or (iii) subject to the filings and other matters referred to in Section 5.6(b), contravene or conflict with or constitute a violation of any provision of any law, rule, regulation, judgment, order or decree binding upon or applicable to GlobalSantaFe or any of its Subsidiaries, except, for such matters described in clause (ii) or (iii) as do not and are not reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect.

        (b)   Neither the execution, delivery and performance by GlobalSantaFe of this Agreement nor the consummation by GlobalSantaFe of the transactions contemplated hereby in accordance with the terms hereof will require any consent, approval or authorization of, or filing or registration with, any federal, state, local or foreign court, arbitral, legislative, executive or regulatory authority or agency (a "Governmental Entity"), other than (i) the filing of the GlobalSantaFe Court Orders with the Registrar of Companies of the Cayman Islands, (ii) filings required under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Exchange Act, the Securities Act or applicable state securities and "Blue Sky" laws, applicable non-U.S. competition, antitrust or premerger notification laws and (iii) filings and notifications required under applicable Non-U.S. Antitrust Laws ((i), (ii) and (iii) collectively, the "Regulatory Filings"), except for any consent, approval or authorization the failure of which to obtain and for any filing or registration the failure of which to make, individually or in the aggregate, does not and is not reasonably likely to have a GlobalSantaFe Material Adverse Effect.

        Section 5.7    SEC Documents.

        (a)   GlobalSantaFe has timely filed with the SEC all documents (including exhibits and any amendments thereto) required to be so filed by it since January 1, 2007 pursuant to Sections 13(a), 14(a) and 15(d) of the Exchange Act, and has made available to Transocean each registration statement, report, proxy statement or information statement (other than preliminary materials) it has so filed, each in the form (including exhibits and any amendments thereto) filed with the SEC (collectively, the "GlobalSantaFe Reports"). As of its respective date, each GlobalSantaFe Report (i) complied in all material respects in accordance with the applicable requirements of each of the Exchange Act, the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and other Applicable Law, as the case may be, and, in each case, the applicable rules and regulations of the SEC thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading except for such statements, if any, as have been corrected by subsequent filings with the SEC prior to the date hereof.

        (b)   Each of the consolidated balance sheets included in or incorporated by reference into the GlobalSantaFe Reports (including the related notes and schedules) fairly presents in all material respects (subject, in the case of unaudited statements, to recurring audit adjustments normal in nature and amount) the consolidated financial position of GlobalSantaFe and its Subsidiaries as of its date, and each of the consolidated statements of operations, cash flows and changes in shareholders' equity included in or incorporated by reference into the GlobalSantaFe Reports (including any related notes and schedules) fairly presents in all material respects (subject, in the case of unaudited statements, to recurring audit adjustments normal in nature and amount) the results of operations, cash flows or changes in shareholders' equity, as the case may be, of GlobalSantaFe and its Subsidiaries for the periods set forth therein; each of such statements (including the related notes, where applicable) complies, and the financial statements to be filed by GlobalSantaFe with the SEC after the date of this Agreement will comply, with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto; and each of such statements (including the related notes, where applicable) has been, and the financial statements to be filed by GlobalSantaFe with the SEC after the date of this Agreement will be, prepared in accordance with GAAP consistently applied during the periods involved, except as indicated in the notes thereto or, in the case of unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC. PricewaterhouseCoopers LLP is an independent public accounting firm with respect to GlobalSantaFe and has not resigned or been dismissed as independent public accountants of GlobalSantaFe.

        (c)   Since January 1, 2004, (A) the exercise price of each GlobalSantaFe Option has been no less than the Fair Market Value (as defined or determined under the terms of the respective GlobalSantaFe Benefit Plan under which such GlobalSantaFe Option was granted) of a GlobalSantaFe Ordinary Share as determined on the date of grant of such GlobalSantaFe Option, and (B) all grants of GlobalSantaFe Options were validly issued and properly approved by the Board of Directors of GlobalSantaFe (or a duly authorized committee or subcommittee thereof) in material compliance with Applicable Law and recorded in GlobalSantaFe's financial statements referred to in Section 5.7(b) in accordance with GAAP, and no such grants involved any "back dating" or similar practices with respect to the effective date of grant or exercise price, except as, individually or in the aggregate, has not had and would not be reasonably likely to have or result in a GlobalSantaFe Material Adverse Effect.

        Section 5.8    Litigation.    Except as described in the GlobalSantaFe Reports filed on or prior to the date of this Agreement, (A) there are no actions, suits or proceedings pending against GlobalSantaFe or any of its Subsidiaries or, to GlobalSantaFe's knowledge, threatened against GlobalSantaFe or any of its Subsidiaries, at law or in equity or in any arbitration or similar proceedings, before or by any U.S. federal, state or non-U.S. court, commission, board, bureau, agency or instrumentality or any U.S. or non-U.S. arbitral or other dispute resolution body, that are reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect, and (B) there is no claim, action, litigation or proceeding that GlobalSantaFe or any of its Subsidiaries has pending against other parties, where such claim, action, litigation or proceeding is intended to enforce or preserve material rights of GlobalSantaFe or any of its Subsidiaries, except as to which the failure to enforce or preserve such rights is not reasonably likely to have a GlobalSantaFe Material Adverse Effect.

        Section 5.9    Absence of Certain Changes.

        (a)   Since December 31, 2006, there has not been or continued to exist any event, change, occurrence, effect, fact, circumstance or condition that, individually or in the aggregate, has had or is reasonably likely to have a GlobalSantaFe Material Adverse Effect.

        (b)   From December 31, 2006 to the date of this Agreement, (x) GlobalSantaFe and its Subsidiaries have conducted their respective business only in the ordinary course consistent with past practice in all material respects and (y) there has not been (i) any material change by GlobalSantaFe or any of its Subsidiaries, when taken as a whole, in any of its accounting methods, principles or practices or any of its tax methods, practices or elections, (ii) any declaration, setting aside or payment of any dividend or distribution in respect of any share capital of GlobalSantaFe or any redemption, purchase or other acquisition of any of its securities, except for regular quarterly dividends on the GlobalSantaFe Ordinary Shares in an amount of $0.225 per share, (iii) any split, combination or reclassification of any of GlobalSantaFe's capital shares or any issuance thereof or any issuance of any other securities in respect of, in lieu of or in substitution for GlobalSantaFe's capital shares, except for issuances of GlobalSantaFe Ordinary Shares upon the exercise of GlobalSantaFe Options or GlobalSantaFe SARs or the vesting of GlobalSantaFe Stock Units, (iv) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option, stock purchase or other employee benefit plan, except in the ordinary course of business consistent with past practices, (v) any sale, lease, exchange, transfer or other disposition of any material asset of GlobalSantaFe or any of its Subsidiaries other than in the ordinary course of business consistent with past practices, or (vi) any agreement or commitment (contingent or otherwise) by GlobalSantaFe or any of its Subsidiaries to do any of the foregoing.

        Section 5.10    Taxes.

        (a)   Each of GlobalSantaFe, its Subsidiaries and each affiliated, consolidated, combined, unitary or similar group of which any such corporation is or was a member has (i) duly filed (or there has been filed on its behalf) on a timely basis (including all applicable extensions) with appropriate Governmental Entities all true and complete tax returns, statements, reports, declarations, estimates and forms ("Returns") required to be filed by or with respect to it on or prior to the date hereof, except to the extent that any failure to file does not and is not reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect, and (ii) duly paid, or deposited in full on a timely basis (including all applicable extensions) or made adequate provision in accordance with GAAP (or there has been paid or deposited or adequate provision has been made on its behalf) for the payment of, all taxes required to be paid by it, except to the extent that any failure to pay or deposit or make adequate provision for the payment of such taxes does not and is not reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect. Representations made in this Section 5.10 are made to the knowledge of GlobalSantaFe to the extent that the representations relate to a corporation which was, but is not currently, a part of GlobalSantaFe's or any Subsidiary's affiliated, consolidated, combined unitary or similar group.

        (b)   (i) No audits or other administrative proceedings or court proceedings are presently pending with regard to any taxes or Returns of GlobalSantaFe or any of its Subsidiaries as to which any taxing authority has asserted in writing any claim which, if adversely determined, is reasonably likely to have a GlobalSantaFe Material Adverse Effect; (ii) no Governmental Entity is now asserting in writing any deficiency or claim for taxes or any adjustment to taxes with respect to which GlobalSantaFe or any of its Subsidiaries may be liable with respect to income and other material taxes which have not been fully paid or finally settled, which, if adversely determined, is reasonably likely to have a GlobalSantaFe Material Adverse Effect; (iii) as of the date of this Agreement, neither GlobalSantaFe nor any of its Subsidiaries has granted any requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any taxes with respect to any Returns of GlobalSantaFe or any of its Subsidiaries; (iv) to the knowledge of GlobalSantaFe, neither GlobalSantaFe nor any of its Subsidiaries is a party to any closing agreement described in Section 7121 of the Code or any predecessor provision thereof or any similar agreement under state, local, or non-U.S. tax law; (v) to the knowledge of GlobalSantaFe, neither GlobalSantaFe nor any of its Subsidiaries is a party to, is bound by or has any obligation under any tax sharing, allocation or indemnity agreement or any similar agreement or arrangement (other than such an agreement or arrangement exclusively between or among GlobalSantaFe and its Subsidiaries and other than customary tax indemnifications contained in credit or similar agreements); (vi) neither GlobalSantaFe nor any of its Subsidiaries is a party to an agreement that provides for the payment of any amount in connection with the Merger that would be reasonably likely to constitute an "excess parachute payment" within the meaning of Section 280G of the Code; (vii) to the knowledge of GlobalSantaFe, neither GlobalSantaFe nor any of its Subsidiaries has made an election under Section 341(f) of the Code; (viii) to the knowledge of GlobalSantaFe, neither GlobalSantaFe nor any of its Subsidiaries has any liability for taxes under Treas. Reg. § 1.1502-6 or any similar provision of state, local, or non-U.S. tax law, except for taxes of the affiliated group of which GlobalSantaFe or any of its Subsidiaries is the common parent, within the meaning of Section 1504(a)(1) of the Code or any similar provision of state, local, or non-U.S. tax law; and (ix) GlobalSantaFe was not a passive foreign investment company, as defined in Section 1297(a) of the Code (a "PFIC"), for the 2006 taxable year and does not believe that it will be a PFIC for the taxable year in which the Merger occurs.

        (c)   There are no liens for taxes in amounts reasonably likely to have a GlobalSantaFe Material Adverse Effect (other than statutory liens for taxes not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings) upon any of the assets of GlobalSantaFe or any of its Subsidiaries.

        (d)   Neither GlobalSantaFe nor any of its Subsidiaries has been, within the past two years or otherwise as part of a "plan (or series of related transactions)" within the meaning of Section 355(e) of the Code of which the Merger is also a part, a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intending to qualify for tax-free treatment under Section 355 of the Code.

        (e)   Neither GlobalSantaFe nor any of its Subsidiaries has participated in a "reportable transaction" within the meaning of Treasury Regulation Section 1.6011-4(b)(1).

        (f)    Neither GlobalSantaFe nor any of its Subsidiaries knows of any fact or has taken any action or has failed to take any action that is reasonably likely to prevent the Merger from qualifying as a reorganization under Section 368(a) of the Code.

        (g)   For purposes of this Agreement, "tax" or "taxes" means all net income, gross income, gross receipts, sales, use, ad valorem, transfer, accumulated earnings, personal holding company, excess profits, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, disability, capital stock, or windfall profits taxes, customs duties or other taxes, fees, assessments or governmental charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (U.S. or non-U.S.).

        Section 5.11    Employee Benefit Plans.    (a) Section 5.11 of the GlobalSantaFe Disclosure Letter contains a list of all the GlobalSantaFe Benefit Plans. The term "GlobalSantaFe Benefit Plans" means all material employee benefit plans and other material benefit arrangements, including all "employee benefit plans" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not U.S.-based plans, and all other employee benefit, bonus, incentive, deferred compensation, stock option (or other equity-based), severance, employment, change in control, welfare (including post-retirement medical and life insurance) and fringe benefit plans, practices or agreements, whether or not subject to ERISA or U.S.-based and whether written or oral, sponsored, maintained or contributed to or required to be contributed to by GlobalSantaFe or any of its Subsidiaries, to which GlobalSantaFe or any of its Subsidiaries is a party or is required to provide benefits under Applicable Laws or in which any Person who is currently, has been or, prior to the Effective Time, is expected to become an employee of GlobalSantaFe is a participant. If requested by Transocean, GlobalSantaFe will provide Transocean, within 30 days of such request, with true and complete copies of the GlobalSantaFe Benefit Plans and, if applicable, the most recent trust agreements, Forms 5500, summary plan descriptions, funding statements, annual reports and actuarial reports for each such plan.

        (b)   Except for such matters as, individually or in the aggregate, do not or are not reasonably likely to have a GlobalSantaFe Material Adverse Effect: all applicable reporting and disclosure requirements have been met with respect to the GlobalSantaFe Benefit Plans; there has been no "reportable event," as that term is defined in Section 4043 of ERISA, with respect to the GlobalSantaFe Benefit Plans subject to Title IV of ERISA for which the 30-day reporting requirement has not been waived; to the extent applicable, the GlobalSantaFe Benefit Plans comply with the requirements of ERISA and the Code or with the regulations of any applicable jurisdiction, and any GlobalSantaFe Benefit Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS; the GlobalSantaFe Benefit Plans have been maintained and operated in accordance with their terms, and, to GlobalSantaFe's knowledge, there are no breaches of fiduciary duty in connection with the GlobalSantaFe Benefit Plans; there are no pending or, to GlobalSantaFe's knowledge, threatened claims against or otherwise involving any GlobalSantaFe Benefit Plan, and no suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of GlobalSantaFe Benefit Plan activities) has been brought against or with respect to any such GlobalSantaFe Benefit Plan; all material contributions required to be made as of the date hereof to the GlobalSantaFe Benefit Plans have been made or provided for; with respect to the GlobalSantaFe Benefit Plans or any "employee pension benefit plans," as defined in Section 3(2) of ERISA, that are subject to Title IV of ERISA and have been maintained or contributed to within six years prior to the Effective Time by GlobalSantaFe, its Subsidiaries or any trade or business (whether or not incorporated) which is under common control, or which is treated as a single employer, with GlobalSantaFe or any of its Subsidiaries under Section 414(b), (c), (m) or (o) of the Code (an "ERISA Affiliate"), (i) neither GlobalSantaFe nor any of its Subsidiaries has incurred any direct or indirect liability under Title IV of ERISA in connection with any termination thereof or withdrawal therefrom;

and (ii) there does not exist any accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA, whether or not waived.

        (c)   Neither GlobalSantaFe nor any of its Subsidiaries nor any of its ERISA Affiliates contributes to, or has an obligation to contribute to, and has not within six years prior to the Effective Time contributed to, or had an obligation to contribute to, a "multiemployer plan" within the meaning of Section 3(37) of ERISA, and the execution of, and performance of the transactions contemplated by, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any benefit plan, policy, arrangement or agreement or any trust or loan (in connection therewith) that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligations to fund benefits with respect to any employee of GlobalSantaFe or any Subsidiary thereof.

        (d)   No GlobalSantaFe Benefit Plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for employees or former employees of GlobalSantaFe or any Subsidiary of GlobalSantaFe for periods extending beyond their retirement or other termination of service other than (i) coverage mandated by Applicable Laws, (ii) death benefits under any "pension plan" or (iii) benefits the full cost of which is borne by the current or former employee (or his beneficiary).

        Section 5.12    Labor Matters.

        (a)   (i) As of the date of this Agreement, neither GlobalSantaFe nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement or similar contract, agreement or understanding with a labor union or similar labor organization (A) covering any U.S. employees or (B) covering, in any single instance, 10% or more of the employees of GlobalSantaFe and its Subsidiaries taken as a whole, and (ii) to GlobalSantaFe's knowledge, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened (x) involving any U.S. employees or (y) involving, in any single instance, 10% or more of the employees of GlobalSantaFe and its Subsidiaries taken as a whole.

        (b)   Except for such matters as, individually or in the aggregate, do not and are not reasonably likely to have a GlobalSantaFe Material Adverse Effect and except as described in the GlobalSantaFe Reports filed prior to the date of this Agreement, (i) neither GlobalSantaFe nor any Subsidiary of GlobalSantaFe has received any written complaint of any unfair labor practice or other unlawful employment practice or any written notice of any material violation of any federal, state or local statutes, laws, ordinances, rules, regulations, orders or directives with respect to the employment of individuals by, or the employment practices of, GlobalSantaFe or any Subsidiary of GlobalSantaFe or the work conditions or the terms and conditions of employment and wages and hours of their respective businesses and (ii) there are no unfair labor practice charges or other employee related complaints against GlobalSantaFe or any Subsidiary of GlobalSantaFe pending or, to the knowledge of GlobalSantaFe, threatened, before any Governmental Entity by or concerning the employees working in their respective businesses.

        Section 5.13    Environmental Matters.

        (a)   GlobalSantaFe and each Subsidiary of GlobalSantaFe has been and is in compliance with all applicable orders of any court, Governmental Entity or arbitration board or tribunal and any Applicable Law related to human health and the environment, including the common law ("Environmental Laws"), except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect. There are no past or present facts, conditions or circumstances that interfere (or are reasonably likely to interfere in the future) with the conduct of any of their respective businesses in the manner now conducted or which interfere with continued compliance with any Environmental Law, except for any non-compliance or interference that is not reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect.

        (b)   Except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect, no judicial or administrative proceedings or governmental investigations are pending or, to the knowledge of GlobalSantaFe, threatened against GlobalSantaFe or its Subsidiaries that allege the violation of or seek to impose liability pursuant to any Environmental Law, and there are no past or present facts, conditions or circumstances at, on or arising out of, or otherwise associated with, any current (or, to the knowledge of GlobalSantaFe or its Subsidiaries, former) businesses, assets or properties of GlobalSantaFe or any Subsidiary of GlobalSantaFe, including but not limited to on-site or off-site disposal, release or spill of any material, substance or waste classified, characterized or otherwise regulated as hazardous, toxic, pollutant, contaminant or words of similar meaning under Environmental Laws, including petroleum or petroleum products or byproducts ("Hazardous Materials") which violate Environmental Law or are reasonably likely to give rise under any Environmental Law to (i) costs, expenses, liabilities or obligations related to any cleanup, remediation, investigation, disposal or corrective action, (ii) claims arising for personal injury, property damage or damage to natural resources, or (iii) fines, penalties or injunctive relief.

        (c)   Neither GlobalSantaFe nor any of its Subsidiaries has (i) received any notice of noncompliance with, violation of, or liability or potential liability under any Environmental Law or (ii) entered into any consent decree or order or is subject to any order of any court or Governmental Entity or tribunal under any Environmental Law or relating to the cleanup of any Hazardous Materials, except for any such matters as do not and are not reasonably likely to have a GlobalSantaFe Material Adverse Effect.

        (d)   GlobalSantaFe has delivered or otherwise made available for inspection to Transocean true, complete and correct copies and results of any material reports, studies, analyses, tests or monitoring possessed or initiated by GlobalSantaFe pertaining to Hazardous Materials in, on, beneath or adjacent to any property currently or formerly owned, operated or leased by GlobalSantaFe or any of its Subsidiaries, or regarding GlobalSantaFe's or its Subsidiaries' compliance with applicable Environmental Laws.

        Section 5.14    Intellectual Property.    GlobalSantaFe and its Subsidiaries own or possess adequate licenses or other valid rights to use all intellectual property used or held for use in connection with their respective businesses as currently being conducted, except where the failure to own such intellectual property or possess such licenses and other rights does not and is not reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect. Neither GlobalSantaFe nor any of its Subsidiaries has received notice of any claims challenging the validity of such intellectual property, licenses or rights that are reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect. To the knowledge of GlobalSantaFe, the conduct of GlobalSantaFe's and its Subsidiaries' respective businesses as currently conducted does not infringe on any intellectual property rights of others, except as would not be reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect. To the knowledge of GlobalSantaFe, there is no infringement of any intellectual property owned by GlobalSantaFe or any of its Subsidiaries that is reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect.

        Section 5.15    Decrees, Etc.    Except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect, (i) no order, writ, fine, injunction, decree, judgment, award or determination of any Governmental Entity or any arbitral or other dispute resolution body has been issued or entered against GlobalSantaFe or any Subsidiary of GlobalSantaFe or any of GlobalSantaFe's officers or directors (in their capacities as such) that continues to be in effect that affects the ownership or operation of any of their respective assets or the conduct of their respective businesses, and (ii) since January 1, 1997, no criminal order, writ, fine, injunction, decree, judgment or determination of any Governmental Entity has been issued against GlobalSantaFe or any Subsidiary of GlobalSantaFe.

        Section 5.16    Insurance.

        (a)   Except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect, GlobalSantaFe and its Subsidiaries maintain insurance coverage with financially responsible insurance companies in such amounts and against such losses as are customary in the international offshore drilling business as of the date hereof.

        (b)   Except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect, no event relating specifically to GlobalSantaFe or its Subsidiaries (as opposed to events affecting the drilling service industry in general) has occurred that is reasonably likely, after the date of this Agreement, to result in an upward adjustment in premiums under any insurance policies they maintain. Excluding insurance policies that have expired and been replaced in the ordinary course of business, no excess liability, hull or protection and indemnity insurance policy has been canceled by the insurer within one year prior to the date hereof, and to GlobalSantaFe's knowledge, no threat in writing has been made to cancel (excluding cancellation upon expiration or failure to renew) any such insurance policy of GlobalSantaFe or any Subsidiary of GlobalSantaFe during the period of one year prior to the date hereof. Prior to the date hereof, no event has occurred, including the failure by GlobalSantaFe or any Subsidiary of GlobalSantaFe to give any notice or information or by giving any inaccurate or erroneous notice or information, which materially limits or impairs the rights of GlobalSantaFe or any Subsidiary of GlobalSantaFe under any such excess liability, hull or protection and indemnity insurance policies.

        Section 5.17    No Brokers.    GlobalSantaFe has not entered into any contract, arrangement or understanding with any Person which may result in the obligation of GlobalSantaFe or Transocean to pay any finder's fees, brokerage or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby, except that GlobalSantaFe has retained Lehman Brothers Inc. and Simmons & Company International as its financial advisors, the arrangements with each of which have been disclosed in writing to Transocean prior to the date hereof.

        Section 5.18    Recommendation of Board of Directors; Opinion of Financial Advisor.

        (a)   The Board of Directors of GlobalSantaFe, at a meeting duly called and held, adopted resolutions (i) determining that this Agreement and the transactions contemplated hereby are advisable and in the best interests of GlobalSantaFe, (ii) approving this Agreement and transactions contemplated hereby, (iii) determining that it would be in the best interests of the shareholders of GlobalSantaFe that this Agreement and the transactions contemplated hereby be submitted to the shareholders of GlobalSantaFe and directing that it be so submitted in accordance with this Agreement and (iv) recommending adoption of this Agreement by the shareholders of GlobalSantaFe, which resolutions, as of the date of this Agreement, have not been subsequently rescinded, modified or withdrawn.

        (b)   The Board of Directors of GlobalSantaFe has received the opinion of each of Lehman Brothers Inc. and Simmons & Company International to the effect that, as of the date of such opinion, the GlobalSantaFe Merger Consideration to be received by holders of GlobalSantaFe Ordinary Shares is fair from a financial point of view to such holders.

        Section 5.19    Transocean Share Ownership.    Neither GlobalSantaFe nor any of its Subsidiaries owns any shares in the capital of Transocean or any other securities convertible into or otherwise exercisable to acquire shares in the capital of Transocean.

        Section 5.20    Vote Required.    The only vote of the holders of any class or series of GlobalSantaFe share capital necessary to approve any transaction contemplated by this Agreement is the approval of the scheme of arrangement pursuant to which the Merger is proposed to be effected by a majority in number of the GlobalSantaFe shareholders present and voting, whether in person or by proxy, representing 75% or more in value of the GlobalSantaFe Ordinary Shares held by the GlobalSantaFe shareholders present and voting, whether in person or by proxy, at the meeting held to consider such scheme of arrangement (the "GlobalSantaFe Shareholder Approval").

        Section 5.21    Ownership of Drilling Units.

        (a)   As of the date hereof, GlobalSantaFe or a Subsidiary of GlobalSantaFe has good and marketable title to the drilling units listed in GlobalSantaFe's most recent annual report on Form 10-K, in each case free and clear of all Liens except for (i) defects or irregularities of title or encumbrances of a nature that do not materially impair the ownership or operation of these assets and which have not had and are not reasonably likely to, individually or in the aggregate, have a GlobalSantaFe Material Adverse Effect, (ii) Liens that secure obligations not yet due and payable or, if such obligations are due and have not been paid, Liens securing such obligations that are being diligently contested in good faith and by appropriate proceedings (any such contests involving an amount in excess of $25 million being described in the GlobalSantaFe Disclosure Letter), (iii) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith, (iv) Liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith, (v) operators', vendors', suppliers of necessaries to GlobalSantaFe's drilling units, carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction or shipyard liens (during repair or upgrade periods) or other like Liens arising by operation of law in the ordinary course of business or statutory landlord's liens, each of which is in respect of obligations that have not been outstanding more than 90 days (so long as no action has been taken to file or enforce such Liens within said 90-day period) or which are being contested in good faith and (vi) other Liens disclosed in the GlobalSantaFe Disclosure Letter (the Liens described in clauses (i), (ii), (iii), (iv), (v) and (vi), collectively, "GlobalSantaFe Permitted Liens"). No such asset is leased under an operating lease from a lessor that, to GlobalSantaFe's knowledge, has incurred non-recourse indebtedness to finance the acquisition or construction of such asset.

        (b)   Except as would not have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect, GlobalSantaFe has caused the drilling units listed in GlobalSantaFe's most recent annual report on 10-K to be maintained consistent with general practice in the offshore drilling industry, and all such drilling units are in good operating condition and repair consistent with general practice in the offshore drilling industry.

        Section 5.22    Undisclosed Liabilities.    Neither GlobalSantaFe nor any of its Subsidiaries has any liabilities or obligations of any nature, whether or not fixed, accrued, contingent or otherwise, except liabilities and obligations that (i) are disclosed in the GlobalSantaFe Reports filed prior to the date of this Agreement, (ii) are referred to in the GlobalSantaFe Disclosure Letter, (iii) were incurred since March 31, 2007 in the ordinary course of business consistent with past practice or (iv) do not and are not reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect.

        Section 5.23    Certain Contracts.

        (a)   Section 5.23 of the GlobalSantaFe Disclosure Letter contains a list of all of the following contracts, commitments or agreements (other than those set forth on an exhibit index in the GlobalSantaFe Reports filed prior to the date of this Agreement) to which GlobalSantaFe or any Subsidiary of GlobalSantaFe is a party or by which any of them or their assets is bound as of the date of this Agreement: (i) any non-competition agreement that purports to limit the manner in which, or the localities in which, all or any portion of their respective businesses is conducted, other than any such limitation that is not material to GlobalSantaFe and its Subsidiaries, taken as a whole, and will not be material to Transocean and its Subsidiaries, taken as a whole, following the Effective Time, (ii) any drilling unit construction or conversion contract with respect to which the drilling unit has not been delivered and paid for, (iii) any drilling contracts of one year or greater remaining duration, including fixed price customer options, (iv) any contract or agreement for the borrowing of money with a borrowing capacity or outstanding indebtedness of $50 million or more, (v) any employment agreement between GlobalSantaFe or any of its Subsidiaries, on the one hand, and any of GlobalSantaFe's officers and key employees, on the other hand, (vi) any agreement which, upon the consummation of the Merger or any other transaction contemplated by this Agreement, will (either alone or upon the occurrence of any additional acts or events, including the passage of time) result in any payment or benefit (whether of severance pay or otherwise) becoming due, or the acceleration or vesting of any right to any payment or benefits, from Transocean or GlobalSantaFe or any of their respective Subsidiaries to any officer, director, consultant or employee of any of the foregoing, (vii) any agreement which is a material joint venture agreement, joint operating agreement, partnership agreement or other similar contract or agreement involving a sharing of profits and expenses with one or more third Persons, (viii) any agreement the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement (including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan) or (ix) any "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC). Each contract, arrangement, commitment or understanding of the type described in this Section 5.23(a), whether or not included as an exhibit to any GlobalSantaFe Report or included in Section 5.23 of the GlobalSantaFe Disclosure Letter, is referred to herein as a "GlobalSantaFe Material Contract," and for purposes of Section 7.1 and the bringdown of Section 5.23(b) pursuant to Section 8.3(a), "GlobalSantaFe Material Contract" shall include any such contract, arrangement, commitment or understanding that is entered into after the date of this Agreement.

        (b)   Each GlobalSantaFe Material Contract is, to the knowledge of GlobalSantaFe, in full force and effect, and GlobalSantaFe and each of its Subsidiaries have in all material respects performed all obligations required to be performed by them to date under each GlobalSantaFe Material Contract to which it is a party, except where such failure to be binding or in full force and effect or such failure to perform does not and is not reasonably likely to create, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect. Except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect, neither GlobalSantaFe nor any of its Subsidiaries (x) knows of, or has received written notice of, any breach of or violation or default under (nor, to the knowledge of GlobalSantaFe, does there exist any condition which with the passage of time or the giving of notice or both would result in such a violation or default under) any GlobalSantaFe Material Contract or (y) has received written notice of the desire of the other party or parties to any such GlobalSantaFe Material Contract to exercise any rights such party has to cancel, terminate or repudiate such contract or exercise remedies thereunder. Except as would not be reasonably likely to have, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect, the consummation of the transactions contemplated by this Agreement will not breach or violate any GlobalSantaFe Material Contract or permit any other party to a GlobalSantaFe Material Contract to exercise rights adverse to GlobalSantaFe. Each GlobalSantaFe Material Contract is enforceable by GlobalSantaFe or a Subsidiary of GlobalSantaFe in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), except where such unenforceability is not reasonably likely to create, individually or in the aggregate, a GlobalSantaFe Material Adverse Effect.

        Section 5.24    Capital Expenditure Program.    As of the date of this Agreement, the GlobalSantaFe Disclosure Letter accurately sets forth in all material respects, for each of GlobalSantaFe's sustaining, life extension and newbuild capital expenditure programs, the capital expenditures for all such programs that were forecasted to be incurred in 2007 and 2008 on a quarterly basis, as previously provided to Transocean. The construction in progress attributable to the newbuilds and included in the consolidated balance sheet of GlobalSantaFe at March 31, 2007 included in the GlobalSantaFe Reports (excluding capitalized interest on such newbuilds) and the projected newbuild capital expenditures to be incurred in 2007 and 2008 equal the projected total construction costs to complete such newbuilds, as at the time of such forecast.

        Section 5.25    Derivative Transactions.    Section 5.25 of the GlobalSantaFe Disclosure Letter contains a complete and correct list of all Derivative Transactions (including each outstanding commodity or financial hedging position) entered into by GlobalSantaFe or any of its Subsidiaries or for the account of any of its customers as of the date of this Agreement. All such Derivative Transactions were, and any Derivative Transactions entered into after the date of this Agreement will be, entered into in accordance with Applicable Laws, and in accordance with the investment, securities, commodities, risk management and other policies, practices and procedures employed by GlobalSantaFe and its Subsidiaries, and were, and will be, entered into with counterparties believed at the time, and except as set forth in Section 5.25 of the GlobalSantaFe Disclosure Letter, still believes to be financially responsible and able to understand (either alone or in consultation with their advisers) and to bear the risks of such Derivative Transactions. GlobalSantaFe and each of its Subsidiaries have, and will have, duly performed all of their respective obligations under the Derivative Transactions to the extent that such obligations to perform have accrued, and, to the knowledge of GlobalSantaFe, there are and will be no breaches, violations, collateral deficiencies, requests for collateral or demands for payment, or defaults or allegations or assertions of such by any party thereunder. "Derivative Transaction" means any swap transaction, option, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction or collar transaction relating to one or more currencies, commodities, bonds, equity securities, loans, interest rates, catastrophe events, weather-related events, credit-related events or conditions or any indexes, or any other similar transaction (including any option with respect to any of these transactions) or combination of any of these transactions, including collateralized mortgage obligations or other similar instruments or any debt or equity instruments evidencing or embedding any such types of transactions, and any related credit support, collateral or other similar arrangements related to such transactions.

        Section 5.26    Disclosure Controls and Procedures.    GlobalSantaFe has established and maintains "disclosure controls and procedures" (as defined in Rules 13a-14(c) and 15d-14(c) of the Exchange Act) that are reasonably designed to ensure that all material information (both financial and non-financial) required to be disclosed by GlobalSantaFe in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to GlobalSantaFe's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of GlobalSantaFe required under the Exchange Act with respect to such reports. Except as set forth in GlobalSantaFe's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, since January 1, 2006, neither GlobalSantaFe nor its independent auditors have identified any "significant deficiencies" or "material weaknesses" in GlobalSantaFe's or any of its Subsidiaries' internal controls as contemplated under Section 404 of the Sarbanes-Oxley Act.

        Section 5.27    Affiliate Transactions.    There are no material agreements, contracts, transfers of assets or liabilities or other commitments or transactions (other than GlobalSantaFe Benefit Plans described in Section 5.11 of the GlobalSantaFe Disclosure Letter), whether or not entered into in the ordinary course of business, to or by which GlobalSantaFe or any of its Subsidiaries, on the one hand, and any of their respective Affiliates (other than GlobalSantaFe or any of its direct or indirect wholly owned Subsidiaries) on the other hand, are or have been a party or otherwise bound or affected, and that (a) are currently pending, in effect or have been in effect at any time since December 31, 2005 or (b) involve continuing liabilities and obligations that, individually or in the aggregate, have been, are or will be material to GlobalSantaFe and its Subsidiaries taken as a whole. "Affiliate" means, as to any specified Person, any other Person that, directly or indirectly through one or more intermediaries or otherwise, controls, is controlled by or is under common control with the specified Person. As used in this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of capital stock of that Person, by contract or otherwise).

        Section 5.28    Disclaimer.

        (a)   Except for the representations and warranties contained in this Article V of this Agreement, Transocean acknowledges that neither GlobalSantaFe nor any other Person on behalf of GlobalSantaFe makes any other express or implied representation or warranty with respect to GlobalSantaFe with respect to any other information provided to Transocean. Without limiting the generality of the foregoing, neither GlobalSantaFe nor any other Person will have or be subject to any liability or indemnification obligation to Transocean or any other Person resulting from the distribution to Transocean, or use by Transocean of, any such information, including any information, documents, projections, forecasts or other material made available to Transocean in certain "data rooms" or management presentations in expectation of the transactions contemplated by this Agreement.

        (b)   In connection with investigation by Transocean of GlobalSantaFe and its Subsidiaries, Transocean has received or may receive from GlobalSantaFe and/or GlobalSantaFe's Subsidiaries certain projections, forward-looking statements and other forecasts and certain business plan information. Transocean acknowledges that there are uncertainties inherent in attempting to make such estimates, projections and other forecasts and plans, that Transocean is familiar with such uncertainties, that Transocean is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to it (including the reasonableness of the assumptions underlying such estimates, projections, forecasts or plans), and that, absent fraud or willful misrepresentation, Transocean shall have no claim against anyone with respect thereto. Accordingly, Transocean acknowledges that GlobalSantaFe makes no representation or warranty with respect to such estimates, projections, forecasts or plans (including the reasonableness of the assumptions underlying such estimates, projections, forecasts or plans).

ARTICLE 6

REPRESENTATIONS AND WARRANTIES
OF TRANSOCEAN AND MERGER SUB

        Except as set forth in (i) other than with respect to Sections 6.1, 6.2 and 6.3, the Transocean Reports filed on or after December 31, 2006 and prior to the date of this Agreement (excluding any risk factor disclosure contained in any such Transocean Report under the heading "Risk Factors" or "Cautionary Note Regarding Forward-Looking Statements" or similar heading and excluding information set forth in any exhibit thereto), to the extent a matter is disclosed in such Transocean Reports in such a way as to make its relevance to the applicable representation or warranty reasonably apparent), and (ii) the disclosure letter delivered to GlobalSantaFe by Transocean at or prior to the execution hereof (the "Transocean Disclosure Letter") (each section of which qualifies the correspondingly numbered representation, warranty or covenant to the extent specified therein and such other representations, warranties or covenants to the extent a matter in such section is disclosed in such a way as to make its relevance to such other representation, warranty or covenant reasonably apparent), Transocean and Merger Sub, jointly and severally, represent and warrant to GlobalSantaFe that:

        Section 6.1    Existence; Good Standing; Corporate Authority.    Each of Transocean and Merger Sub is a company duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. Transocean is duly qualified to do business and, to the extent such concept or similar concept exists in the relevant jurisdiction, is in good standing under the laws of any jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified does not and is not reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect (as defined in Section 10.9). Each of Transocean and Merger Sub has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted. The copies of the memorandum of association and articles of association of Transocean and Merger Sub previously made available to GlobalSantaFe are true and correct and contain all amendments as of the date hereof.

        Section 6.2    Authorization, Validity and Effect of Agreements.    Each of Transocean and Merger Sub has the requisite corporate power and authority to execute and deliver this Agreement and all other agreements and documents contemplated hereby to which it is a party. The execution, delivery and performance by Transocean and Merger Sub of this Agreement and the consummation by each of Transocean and Merger Sub of the transactions contemplated hereby, including, with respect to Transocean, the issuance by Transocean and delivery by Transocean of Transocean Ordinary Shares pursuant to the Merger and the Reclassification, have been duly authorized by the Board of Directors of Transocean and the Board of Directors of Merger Sub and no other corporate proceedings on the part of either of them are necessary to authorize the execution, delivery and performance of this Agreement by Transocean and Merger Sub and the consummation of the transactions contemplated hereby, other than the approvals referred to in Section 6.20. This Agreement has been duly and validly executed and delivered by Transocean and Merger Sub and, assuming due authorization, execution and delivery of this Agreement by GlobalSantaFe, constitutes the valid and legally binding obligation of Transocean and Merger Sub, enforceable against Transocean and Merger Sub, as applicable, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). Transocean has taken all action necessary to render the restrictions set forth in Article XXVII of its articles of association inapplicable to this Agreement and the transactions contemplated hereby.

        Section 6.3    Capitalization.    As of the date of this Agreement, the authorized share capital of Transocean consists of 800,000,000 Transocean Ordinary Shares and 50,000,000 undesignated shares, par value $0.10 per share, of Transocean ("Transocean Preference Shares"). As of the date of this Agreement, there were 203,900 Warrants outstanding, each representing the right to purchase 17.5 Transocean Ordinary Shares at an exercise price of $19.00 per share, an aggregate principal amount of $26,218,000 of Transocean Zero Coupon Convertible Debentures with a conversion price of $71.00 per Transocean Ordinary Share and an aggregate principal amount of $399,899,000 of Transocean 1.5% Convertible Debentures with a conversion price of $72.14 per Transocean Ordinary Share. As of June 30, 2007, there were 289,280,582 Transocean Ordinary Shares issued and outstanding, including 551,089 restricted shares, 3,697,720 Transocean Ordinary Shares reserved for issuance upon exercise of outstanding Transocean Options, 364,995 Transocean Ordinary Shares reserved for issuance upon the vesting of Transocean Deferred Units, 3,568,250 Transocean Ordinary Shares reserved for issuance upon exercise of outstanding Warrants, 213,850 Transocean Ordinary Shares reserved for issuance upon conversion of outstanding Transocean Zero Coupon Convertible Debentures, 5,543,680 Transocean Ordinary Shares reserved for issuance upon conversion of outstanding Transocean 1.5% Convertible Debentures and no Transocean Preference Shares issued. From June 30, 2007 to the date of this

Agreement, no additional Transocean Preference Shares or Transocean Ordinary Shares have been issued (other than pursuant to Transocean Options, Warrants Transocean Zero Coupon Convertible Debentures and Transocean 1.5% Convertible Debentures that were outstanding as of June 30, 2007 and are disclosed in Section 4.1(c) of the Transocean Disclosure Letter), and no additional Transocean Options, Warrants, Transocean Zero Coupon Convertible Debentures or Transocean 1.5% Convertible Debentures have been issued or granted, and there has been no increase in the number of Transocean Ordinary Shares issuable upon exercise of the Transocean Options, Warrants Transocean Zero Coupon Convertible Debentures or Transocean 1.5% Convertible Debentures from those issuable under such Transocean Options, Warrants, Transocean Zero Coupon Convertible Debentures and Transocean 1.5% Convertible Debentures as of June 30, 2007. All issued Transocean Ordinary Shares are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. As of the date of this Agreement, except as set forth in this Section 6.3, (x) there are no outstanding or authorized capital shares, and there are no options, warrants, calls, subscriptions, convertible securities, preemptive rights or other rights, agreements, claims or commitments which obligate Transocean or any of its Subsidiaries to issue, transfer or sell any capital shares or other voting securities or other equity interest in Transocean or any of its Subsidiaries or securities convertible into or exchangeable for such shares, securities or equity interests, (y) there are no outstanding or authorized contractual obligations of Transocean or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital shares or other voting securities of or other equity interest in Transocean or any of its Subsidiaries or any such securities or agreements listed in clause (x) of this sentence, and (z) there are no voting trusts or similar agreements to which Transocean or any of its Subsidiaries is a party with respect to the voting of any capital shares or other voting securities of or other equity interest in Transocean or any of its Subsidiaries. Transocean has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of Transocean on any matter.

        Section 6.4    Significant Subsidiaries.

        (a)   Each of Transocean's Significant Subsidiaries is a corporation or other legal entity duly organized, validly existing and, to the extent such concept or similar concept exists in the relevant jurisdiction, in good standing under the laws of its jurisdiction of incorporation or organization, has the corporate or other entity power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing (where applicable) in each jurisdiction in which the ownership, operation or lease of its property or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing does not and is not reasonably likely to have a Transocean Material Adverse Effect. All of the outstanding shares of capital stock of, or other ownership interests in, each of Transocean's Significant Subsidiaries are duly authorized, validly issued, fully paid and nonassessable, and, as of the date of this Agreement, are owned, directly or indirectly, by Transocean free and clear of all Liens.

        (b)   All of the outstanding share capital of Merger Sub is owned directly by Transocean. Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and, as of the Effective Time, will have not engaged in any activities other than in connection with the transactions contemplated by this Agreement, including the financing of such transactions. Immediately prior to the Effective Time, Merger Sub will have one outstanding ordinary share, par value $0.01 per share.

        Section 6.5    Compliance with Laws; Permits.    Except for such matters as, individually or in the aggregate, do not and are not reasonably likely to have a Transocean Material Adverse Effect and except for matters arising under Environmental Laws which are treated exclusively in Section 6.13:

          (a)   Neither Transocean nor any Subsidiary of Transocean is in violation of any Applicable Laws relating to the ownership or operation of any of their respective assets or businesses, and no claim is pending or, to the knowledge of Transocean, threatened with respect to any such matters. No condition exists that is not disclosed in the Transocean Disclosure Letter and which does or is reasonably likely to constitute a violation of or deficiency under any Applicable Law relating to the ownership or operation of the assets or conduct of businesses of Transocean or any Subsidiary of Transocean.

          (b)   Transocean and each Subsidiary of Transocean hold all permits, licenses, certifications, variations, exemptions, orders, franchises and approvals of all governmental or regulatory authorities necessary for the ownership, leasing and operation of their respective assets or the conduct of their respective businesses (the "Transocean Permits"). All Transocean Permits are in full force and effect and there exists no default thereunder or breach thereof, and Transocean has no notice or actual knowledge that such Transocean Permits will not be renewed in the ordinary course after the Effective Time. No Governmental Entity has given, or to the knowledge of Transocean threatened to give, any action to terminate, cancel or reform any Transocean Permit.

          (c)   Each drilling unit owned or leased by Transocean or a Subsidiary of Transocean which is subject to classification is in class according to the rules and regulations of the applicable classifying body and is duly and lawfully documented under the laws of its flag jurisdiction.

          (d)   Transocean and each Subsidiary of Transocean possess all permits, licenses, operating authorities, orders, exemptions, franchises, variances, consents, approvals or other authorizations required for the present ownership and operation of all its real property or leaseholds ("Transocean Real Property"). There exists no material default or breach with respect to, and no party or Governmental Entity has taken or, to the knowledge of Transocean, threatened to take, any action to terminate, cancel or reform any such permit, license, operating authority, order, exemption, franchise, variance, consent, approval or other authorization pertaining to the Transocean Real Property.

          (e)   Without limiting the generality of clause (a) above, and mindful of the principles of the FCPA and other similar applicable foreign laws, neither Transocean nor any of its Subsidiaries, nor, in any such case, any of their respective Transocean Representatives (i) is in violation of the FCPA or other similar applicable foreign laws as a result of having made, offered or authorized any payment or given or offered anything of value directly or indirectly (including through a friend or family member with personal relationships with government officials) to an official of any government for the purpose with respect to Transocean or any of its Subsidiaries of influencing an act or decision in his official capacity or inducing him to use his influence with that government, (ii) is in violation of the FCPA or other similar applicable foreign laws as a result of having made, offered or authorized any payment to any Governmental Entity, political party or political candidate for the purpose with respect to Transocean or any of its Subsidiaries of influencing any official act or decision, or inducing such Person to use any influence with that government or (iii) has taken any action that would be reasonably likely to subject Transocean or any of its Subsidiaries to any material liability or penalty under any and all Applicable Laws of any Governmental Entity.

          (f)    Without limiting the generality of clause (a) above, neither Transocean nor any of its Subsidiaries nor any of their respective directors, officers, employees or affiliates, to Transocean's knowledge, is a Person with whom transactions are currently prohibited under any U.S. sanctions administered by OFAC or equivalent European Union measure.

        Section 6.6    No Conflict.

        (a)   Neither the execution, delivery and performance by Transocean and Merger Sub of this Agreement nor the consummation by either of them of the transactions contemplated hereby in accordance with the terms hereof will (i) subject to the approvals referred to in Section 6.20, conflict with or result in a breach of any provisions of the memorandum of association or articles of association of Transocean or Merger Sub or the certificate of incorporation, bylaws or similar governing documents of any of Transocean's Significant Subsidiaries, (ii) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or give rise to a right of purchase under, or accelerate the performance required by, or result in the creation of any Lien upon any of the properties of Transocean or its Subsidiaries under, or result in being declared void, voidable, or without further binding effect, or otherwise result in a detriment to Transocean or any of its Subsidiaries under any of the terms, conditions or provisions of, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement, joint venture or other instrument or obligation to which Transocean or any of its Subsidiaries is a party, or by which Transocean or any of its Subsidiaries or any of their properties is bound or affected, or (iii) subject to the filings and other matters referred to in Section 6.6(b), contravene or conflict with or constitute a violation of any provision of any law, rule, regulation, judgment, order or decree binding upon or applicable to Transocean or any of its Subsidiaries, except for such matters described in clause (ii) or (iii) as do not and are not reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect.

        (b)   Neither the execution, delivery and performance by Transocean or Merger Sub of this Agreement nor the consummation by either of them of the transactions contemplated hereby in accordance with the terms hereof will require any consent, approval or authorization of, or filing or registration with, any Governmental Entity, other than the Regulatory Filings, the filing of a listing application with the NYSE pursuant to Section 7.9 and the filing of the Transocean Court Order with the Registrar of Companies of the Cayman Islands, except for any consent, approval or authorization the failure of which to obtain and for any filing or registration the failure of which to make, individually or in the aggregate, does not and is not reasonably likely to have a Transocean Material Adverse Effect.

        Section 6.7    SEC Documents.    (a) Transocean has timely filed with the SEC all documents (including exhibits and any amendments thereto) required to be so filed by it since January 1, 2007 pursuant to Sections 13(a), 14(a) and 15(d) of the Exchange Act, and has made available to GlobalSantaFe each registration statement, report, proxy statement or information statement (other than preliminary materials) it has so filed, each in the form (including exhibits and any amendments thereto) filed with the SEC (collectively, the "Transocean Reports"). As of its respective date, each Transocean Report (i) complied in all material respects in accordance with the applicable requirements of each of the Exchange Act, the Sarbanes-Oxley Act and other Applicable Law, as the case may be, and, in each case, the applicable rules and regulations of the SEC thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading except for such statements, if any, as have been corrected by subsequent filings with the SEC prior to the date hereof.

        (b)   Each of the consolidated balance sheets included in or incorporated by reference into the Transocean Reports (including the related notes and schedules) fairly presents in all material respects (subject, in the case of unaudited statements, to recurring audit adjustments normal in nature and amount) the consolidated financial position of Transocean and its Subsidiaries as of its date, and each of the consolidated statements of operations, cash flows and changes in shareholders' equity included in or incorporated by reference into the Transocean Reports (including any related notes and schedules)

fairly presents in all material respects (subject, in the case of unaudited statements, to recurring audit adjustments normal in nature and amount) the results of operations, cash flows or changes in shareholders' equity, as the case may be, of Transocean and its Subsidiaries for the periods set forth therein; each of such statements (including the related notes, where applicable) complies, and the financial statements to be filed by Transocean with the SEC after the date of this Agreement will comply, with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto; and each of such statements (including the related notes, where applicable) has been, and the financial statements to be filed by Transocean with the SEC after the date of this Agreement will be, prepared in accordance with GAAP consistently applied during the periods involved, except as indicated in the notes thereto or, in the case of unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC. Ernst & Young LLP is an independent public accounting firm with respect to Transocean and has not resigned or been dismissed as independent public accountants of Transocean.

        (c)   Since January 1, 2004, (A) the exercise price of each Transocean Option has been no less than the Fair Market Value (as defined or determined under the terms of the respective Transocean Benefit Plan under which such Transocean Option was granted) of a Transocean Ordinary Share as determined on the date of grant of such Transocean Option, and (B) all grants of Transocean Options were validly issued and properly approved by the Board of Directors of Transocean (or a duly authorized committee or subcommittee thereof) in material compliance with Applicable Law and recorded in Transocean's financial statements referred to in Section 6.7(b) in accordance with GAAP, and no such grants involved any "back dating" or similar practices with respect to the effective date of grant or exercise price, except as, individually or in the aggregate, has not had and would not be reasonably likely to have or result in a Transocean Material Adverse Effect.

        Section 6.8    Litigation.    Except as described in the Transocean Reports filed on or prior to the date of this Agreement, (A) there are no actions, suits or proceedings pending against Transocean or any of its Subsidiaries or, to Transocean's knowledge, threatened against Transocean or any of its Subsidiaries, at law or in equity or in any arbitration or similar proceedings, before or by any U.S. federal, state or non-U.S. court, commission, board, bureau, agency or instrumentality or any U.S. or non-U.S. arbitral or other dispute resolution body, that are reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect, and (B) there is no claim, action, litigation or proceeding that Transocean or any of its Subsidiaries has pending against other parties, where such claim, action, litigation or proceeding is intended to enforce or preserve material rights of Transocean or any of its Subsidiaries, except as to which the failure to enforce or preserve such rights is not reasonably likely to have a Transocean Material Adverse Effect.

        Section 6.9    Absence of Certain Changes.

        (a)   Since December 31, 2006, there has not been or continued to exist any event, change, occurrence, effect, fact, circumstance or condition that, individually or in the aggregate, has had or is reasonably likely to have a Transocean Material Adverse Effect.

        (b)   From December 31, 2006 to the date of this Agreement, (x) Transocean and its Subsidiaries have conducted their respective business only in the ordinary course consistent with past practice in all material respects and (y) there has not been (i) any material change by Transocean or any of its Subsidiaries, when taken as a whole, in any of its accounting methods, principles or practices or any of its tax methods, practices or elections, (ii) any declaration, setting aside or payment of any dividend or distribution in respect of any share capital of Transocean or any redemption, purchase or other acquisition of any of its securities, (iii) any split, combination or reclassification of any of Transocean's capital shares or any issuance thereof or any issuance of any other securities in respect of, in lieu of or in substitution for Transocean's capital shares, except for issuances of Transocean Ordinary Shares upon the exercise or conversion, as the case may be, of Transocean Options, Transocean Zero Coupon

Convertible Debentures, Transocean 1.5% Convertible Debentures, Warrants or the vesting of Transocean Deferred Units, (iv) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option, stock purchase or other employee benefit plan, except in the ordinary course of business consistent with past practices, (v) any sale, lease, exchange, transfer or other disposition of any material asset of Transocean or any of its Subsidiaries other than in the ordinary course of business consistent with past practices, or (vi) any agreement or commitment (contingent or otherwise) by Transocean or any of its Subsidiaries to do any of the foregoing.

        Section 6.10    Taxes.

        (a)   Each of Transocean, its Subsidiaries and each affiliated, consolidated, combined, unitary or similar group of which any such corporation is or was a member has (i) duly filed (or there has been filed on its behalf) on a timely basis (including all applicable extensions) with appropriate Governmental Entities all true and complete Returns required to be filed by or with respect to it on or prior to the date hereof, except to the extent that any failure to file does not and is not reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect, and (ii) duly paid, or deposited in full on a timely basis (including all applicable extensions) or made adequate provision in accordance with GAAP (or there has been paid or deposited or adequate provision has been made on its behalf) for the payment of, all taxes required to be paid by it, except to the extent that any failure to pay or deposit or make adequate provision for the payment of such taxes does not and is not reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect. Representations made in this Section 6.10 are made to the knowledge of Transocean to the extent that the representations relate to a corporation which was, but is not currently, a part of Transocean's or any Subsidiary's affiliated, consolidated, combined unitary or similar group.

        (b)   (i) No audits or other administrative proceedings or court proceedings are presently pending with regard to any taxes or Returns of Transocean or any of its Subsidiaries as to which any taxing authority has asserted in writing any claim which, if adversely determined, is reasonably likely to have a Transocean Material Adverse Effect; (ii) no Governmental Entity is now asserting in writing any deficiency or claim for taxes or any adjustment to taxes with respect to which Transocean or any of its Subsidiaries may be liable with respect to income and other material taxes which have not been fully paid or finally settled, which, if adversely determined, is reasonably likely to have a Transocean Material Adverse Effect; (iii) as of the date of this Agreement, neither Transocean nor any of its Subsidiaries has granted any requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any taxes with respect to any Returns of Transocean or any of its Subsidiaries; (iv) to the knowledge of Transocean, neither Transocean nor any of its Subsidiaries is a party to any closing agreement described in Section 7121 of the Code or any predecessor provision thereof or any similar agreement under state, local, or non-U.S. tax law; (v) to the knowledge of Transocean, neither Transocean nor any of its Subsidiaries is a party to, is bound by or has any obligation under any tax sharing, allocation or indemnity agreement or any similar agreement or arrangement (other than such an agreement or arrangement exclusively between or among Transocean and its Subsidiaries and other than customary tax indemnifications contained in credit or similar agreements); (vi) neither Transocean nor any of its Subsidiaries is a party to an agreement that provides for the payment of any amount in connection with the Merger that would be reasonably likely to constitute an "excess parachute payment" within the meaning of Section 280G of the Code; (vii) to the knowledge of Transocean, neither Transocean nor any of its Subsidiaries has made an election under Section 341(f) of the Code; (viii) to the knowledge of Transocean, neither Transocean nor any of its Subsidiaries has any liability for taxes under Treas. Reg. § 1.1502-6 or any similar provision of state, local, or non-U.S. tax law, except for taxes of the affiliated group of which Transocean or any of its Subsidiaries is the common parent, within the meaning of Section 1504(a)(1) of the Code or any similar provision of state, local, or non-U.S. tax law; and (ix) Transocean was not a PFIC for the 2006

taxable year, does not believe that it will be a PFIC for the taxable year in which the Merger occurs, and has no reason, on the basis of facts presently known, to believe that Transocean will become a PFIC for any subsequent year.

        (c)   There are no liens for taxes in amounts reasonably likely to have a Transocean Material Adverse Effect (other than statutory liens for taxes not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings) upon any of the assets of Transocean or any of its Subsidiaries.

        (d)   Neither Transocean nor any of its Subsidiaries has been, within the past two years or otherwise as part of a "plan (or series of related transactions)" within the meaning of Section 355(e) of the Code of which the Merger is also a part, a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intending to qualify for tax-free treatment under Section 355 of the Code.

        (e)   Neither Transocean nor any of its Subsidiaries has participated in a "reportable transaction" within the meaning of Treasury Regulation Section 1.6011-4(b)(1).

        (f)    Neither Transocean nor any of its Subsidiaries knows of any fact or has taken any action or has failed to take any action that is reasonably likely to prevent the Merger from qualifying as a reorganization under Section 368(a) of the Code.

        Section 6.11    Employee Benefit Plans.

        (a)   Section 6.11 of the Transocean Disclosure Letter contains a list of all the Transocean Benefit Plans. The term "Transocean Benefit Plans" means all material employee benefit plans and other material benefit arrangements, including all "employee benefit plans" as defined in Section 3(3) of ERISA, whether or not U.S.-based plans, and all other employee benefit, bonus, incentive, deferred compensation, stock option (or other equity-based), severance, employment, change in control, welfare (including post-retirement medical and life insurance) and fringe benefit plans, practices or agreements, whether or not subject to ERISA or U.S.-based and whether written or oral, sponsored, maintained or contributed to or required to be contributed to by Transocean or any of its Subsidiaries, to which Transocean or any of its Subsidiaries is a party or is required to provide benefits under Applicable Laws or in which any Person who is currently, has been or, prior to the Effective Time, is expected to become an employee of Transocean is a participant. If requested by GlobalSantaFe, Transocean will provide GlobalSantaFe, within 30 days of such request, with true and complete copies of the Transocean Benefit Plans and, if applicable, the most recent trust agreements, Forms 5500, summary plan descriptions, funding statements, annual reports and actuarial reports for each such plan.

        (b)   Except for such matters as, individually or in the aggregate, do not or are not reasonably likely to have a Transocean Material Adverse Effect: all applicable reporting and disclosure requirements have been met with respect to the Transocean Benefit Plans; there has been no "reportable event," as that term is defined in Section 4043 of ERISA, with respect to the Transocean Benefit Plans subject to Title IV of ERISA for which the 30-day reporting requirement has not been waived; to the extent applicable, the Transocean Benefit Plans comply with the requirements of ERISA and the Code or with the regulations of any applicable jurisdiction, and any Transocean Benefit Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS; the Transocean Benefit Plans have been maintained and operated in accordance with their terms, and, to Transocean's knowledge, there are no breaches of fiduciary duty in connection with the Transocean Benefit Plans; there are no pending or, to Transocean's knowledge, threatened claims against or otherwise involving any Transocean Benefit Plan, and no suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Transocean Benefit Plan activities) has been brought against or with respect to any such Transocean Benefit Plan; all material contributions required to be made as of the date hereof to the Transocean Benefit Plans have been made or provided for; with respect to the Transocean Benefit Plans or any "employee pension benefit plans," as defined in Section 3(2) of ERISA, that are subject to Title IV of ERISA and have been maintained or contributed to within six years prior to the Effective Time by Transocean, its Subsidiaries or any of its ERISA Affiliates, (i) neither Transocean nor any of its Subsidiaries has incurred any direct or indirect liability under Title IV of ERISA in connection with any termination thereof or withdrawal therefrom; and (ii) there does not exist any accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA, whether or not waived.

        (c)   Neither Transocean nor any of its Subsidiaries nor any of its ERISA Affiliates contributes to, or has an obligation to contribute to, and has not within six years prior to the Effective Time contributed to, or had an obligation to contribute to, a "multiemployer plan" within the meaning of Section 3(37) of ERISA, and the execution of, and performance of the transactions contemplated by, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any benefit plan, policy, arrangement or agreement or any trust or loan (in connection therewith) that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligations to fund benefits with respect to any employee of Transocean or any Subsidiary thereof.

        (d)   No Transocean Benefit Plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for employees or former employees of Transocean or any Subsidiary of Transocean for periods extending beyond their retirement or other termination of service other than (i) coverage mandated by Applicable Laws, (ii) death benefits under any "pension plan" or (iii) benefits the full cost of which is borne by the current or former employee (or his beneficiary).

        Section 6.12    Labor Matters.

        (a)   (i) As of the date of this Agreement, neither Transocean nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement or similar contract, agreement or understanding with a labor union or similar labor organization (A) covering any U.S. employees or (B) covering, in any single instance, 10% or more of the employees of Transocean and its Subsidiaries taken as a whole, and (ii) to Transocean's knowledge, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened (x) involving any U.S. employees or (y) involving, in any single instance, 10% or more of the employees of Transocean and its Subsidiaries taken as a whole.

        (b)   Except for such matters as, individually or in the aggregate, do not and are not reasonably likely to have a Transocean Material Adverse Effect and except as described in the Transocean Reports filed prior to the date of this Agreement, (i) neither Transocean nor any Subsidiary of Transocean has received any written complaint of any unfair labor practice or other unlawful employment practice or any written notice of any material violation of any federal, state or local statutes, laws, ordinances, rules, regulations, orders or directives with respect to the employment of individuals by, or the employment practices of, Transocean or any Subsidiary of Transocean or the work conditions or the terms and conditions of employment and wages and hours of their respective businesses and (ii) there are no unfair labor practice charges or other employee related complaints against Transocean or any Subsidiary of Transocean pending or, to the knowledge of Transocean, threatened, before any Governmental Entity by or concerning the employees working in their respective businesses.

        Section 6.13    Environmental Matters.

        (a)   Transocean and each Subsidiary of Transocean has been and is in compliance with all Environmental Laws except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect. There are no past or present facts, conditions or circumstances that interfere (or are reasonably likely to interfere in the future) with the conduct of any of their respective businesses in the manner now conducted or which interfere with continued compliance with any Environmental Law, except for any non-compliance or interference that is not reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect.

        (b)   Except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect, no judicial or administrative proceedings or governmental investigations are pending or, to the knowledge of Transocean, threatened against Transocean or its Subsidiaries that allege the violation of or seek to impose liability pursuant to any Environmental Law, and there are no past or present facts, conditions or circumstances at, on or arising out of, or otherwise associated with, any current (or, to the knowledge of Transocean or its Subsidiaries, former) businesses, assets or properties of Transocean or any Subsidiary of Transocean, including but not limited to on-site or off-site disposal, release or spill of any Hazardous Materials which violate Environmental Law or are reasonably likely to give rise under any Environmental Law to (i) costs, expenses, liabilities or obligations related to any cleanup, remediation, investigation, disposal or corrective action, (ii) claims arising for personal injury, property damage or damage to natural resources, or (iii) fines, penalties or injunctive relief.

        (c)   Neither Transocean nor any of its Subsidiaries has (i) received any notice of noncompliance with, violation of, or liability or potential liability under any Environmental Law or (ii) entered into any consent decree or order or is subject to any order of any court or Governmental Entity or tribunal under any Environmental Law or relating to the cleanup of any Hazardous Materials, except for any such matters as do not and are not reasonably likely to have a Transocean Material Adverse Effect.

        (d)   Transocean has delivered or otherwise made available for inspection to GlobalSantaFe true, complete and correct copies and results of any material reports, studies, analyses, tests or monitoring possessed or initiated by Transocean pertaining to Hazardous Materials in, on, beneath or adjacent to any property currently or formerly owned, operated or leased by Transocean or any of its Subsidiaries, or regarding Transocean's or its Subsidiaries' compliance with applicable Environmental Laws.

        Section 6.14    Intellectual Property.    Transocean and its Subsidiaries own or possess adequate licenses or other valid rights to use all intellectual property used or held for use in connection with their respective businesses as currently being conducted, except where the failure to own such intellectual property or possess such licenses and other rights does not and is not reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect. Neither Transocean nor any of its Subsidiaries has received notice of any claims challenging the validity of such intellectual property, licenses or rights that are reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect. To the knowledge of Transocean, the conduct of Transocean's and its Subsidiaries' respective businesses as currently conducted does not infringe on any intellectual property rights of others, except as would not be reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect. To the knowledge of Transocean, there is no infringement of any intellectual property owned by Transocean or any of its Subsidiaries that is reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect.

        Section 6.15    Decrees, Etc.    Except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect (i) no order, writ, fine, injunction, decree, judgment, award or determination of any Governmental Entity or any arbitral or other dispute resolution body has been issued or entered against Transocean or any Subsidiary of Transocean or any of Transocean's officers or directors (in their capacities as such) that continues to be in effect that affects the ownership or operation of any of their respective assets or the conduct of their respective businesses, and (ii) since January 1, 1997, no criminal order, writ, fine, injunction, decree, judgment or determination of any Governmental Entity has been issued against Transocean or any Subsidiary of Transocean.

        Section 6.16    Insurance.

        (a)   Except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect, Transocean and its Subsidiaries maintain insurance coverage with financially responsible insurance companies in such amounts and against such losses as are customary in the international offshore drilling business as of the date hereof.

        (b)   Except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect, no event relating specifically to Transocean or its Subsidiaries (as opposed to events affecting the drilling service industry in general) has occurred that is reasonably likely, after the date of this Agreement, to result in an upward adjustment in premiums under any insurance policies they maintain. Excluding insurance policies that have expired and been replaced in the ordinary course of business, no excess liability, hull or protection and indemnity insurance policy has been canceled by the insurer within one year prior to the date hereof, and to Transocean's knowledge, no threat in writing has been made to cancel (excluding cancellation upon expiration or failure to renew) any such insurance policy of Transocean or any Subsidiary of Transocean during the period of one year prior to the date hereof. Prior to the date hereof, no event has occurred, including the failure by Transocean or any Subsidiary of Transocean to give any notice or information or by giving any inaccurate or erroneous notice or information, which materially limits or impairs the rights of Transocean or any Subsidiary of Transocean under any such excess liability, hull or protection and indemnity insurance policies.

        Section 6.17    No Brokers.    Transocean has not entered into any contract, arrangement or understanding with any Person which may result in the obligation of GlobalSantaFe or Transocean to pay any finder's fees, brokerage or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby, except that Transocean has retained Goldman, Sachs & Co. as its financial advisor, the arrangements with which have been disclosed in writing to GlobalSantaFe prior to the date hereof.

        Section 6.18    Recommendation of Board of Directors; Opinion of Financial Advisor.

        (a)   The Board of Directors of Transocean, at a meeting duly called and held, adopted resolutions (i) determining that this Agreement and the transactions contemplated hereby are advisable and in the best interests of Transocean, (ii) approving this Agreement and transactions contemplated hereby, (iii) determining that it would be in the best interests of the shareholders of Transocean that this Agreement and the transactions contemplated hereby be submitted to the shareholders of Transocean and directing that it be so submitted in accordance with this Agreement and (iv) recommending adoption of this Agreement by the shareholders of Transocean, which resolutions, as of the date of this Agreement, have not been subsequently rescinded, modified or withdrawn.

        (b)   The Board of Directors of Transocean has received the opinion of Goldman, Sachs & Co. to the effect that, as of the date of such opinion, and after taking into consideration the Reclassification, the GlobalSantaFe Merger Consideration to be received by holders of GlobalSantaFe Ordinary Shares is fair, from a financial point of view, to Transocean.

        Section 6.19    GlobalSantaFe Share Ownership.    Neither Transocean nor any of its Subsidiaries owns any shares in the capital of GlobalSantaFe or any other securities convertible into or otherwise exercisable to acquire shares in the capital of GlobalSantaFe.

        Section 6.20    Vote Required.    The only votes of the holders of any class or series of Transocean share capital necessary to approve any transaction contemplated by this Agreement are (a) the approval of the scheme of arrangement pursuant to which the Reclassification is proposed to be effected by a majority in number of the Transocean shareholders present and voting, whether in person or by proxy, representing 75% or more in value of the Transocean Ordinary Shares held by the Transocean shareholders present and voting, whether in person or by proxy, at the meeting held to consider such scheme of arrangement, (b) the vote of the holders of Transocean Ordinary Shares required by the rules of the NYSE to approve the issuance of Transocean Ordinary Shares in the Merger and (c) the affirmative vote of at least two-thirds of the votes represented by the holders of the issued Transocean Ordinary Shares present in person or by proxy at the meeting to be held to consider such scheme of arrangement to approve the Amended and Restated Transocean Memorandum and the Amended and Restated Transocean Articles contemplated by Section 2.1 (the approvals in clauses (a), (b) and (c) constituting the "Transocean Shareholder Approvals").

        Section 6.21    Ownership of Drilling Units.

        (a)   As of the date hereof, Transocean or a Subsidiary of Transocean has good and marketable title to the drilling units listed in Transocean's most recent annual report on Form 10-K, in each case free and clear of all Liens except for (i) defects or irregularities of title or encumbrances of a nature that do not materially impair the ownership or operation of these assets and which have not had and are not reasonably likely to, individually or in the aggregate, have a Transocean Material Adverse Effect, (ii) Liens that secure obligations not yet due and payable or, if such obligations are due and have not been paid, Liens securing such obligations that are being diligently contested in good faith and by appropriate proceedings (any such contests involving an amount in excess of $25 million being described in the Transocean Disclosure Letter), (iii) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith, (iv) Liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith, (v) operators', vendors', suppliers of necessaries to Transocean's drilling units, carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction or shipyard liens (during repair or upgrade periods) or other like Liens arising by operation of law in the ordinary course of business or statutory landlord's liens, each of which is in respect of obligations that have not been outstanding more than 90 days (so long as no action has been taken to file or enforce such Liens within said 90-day period) or which are being contested in good faith and (vi) other Liens disclosed in the Transocean Disclosure Letter (the Liens described in clauses (i), (ii), (iii), (iv), (v) and (vi), collectively, "Transocean Permitted Liens"). No such asset is leased under an operating lease from a lessor that, to Transocean's knowledge, has incurred non-recourse indebtedness to finance the acquisition or construction of such asset.

        (b)   Except as would not have, individually or in the aggregate, a Transocean Material Adverse Effect, Transocean has caused the drilling units listed in Transocean's most recent annual report on 10-K to be maintained consistent with general practice in the offshore drilling industry, and all such drilling units are in good operating condition and repair consistent with general practice in the offshore drilling industry.

        Section 6.22    Undisclosed Liabilities.    Neither Transocean nor any of its Subsidiaries has any liabilities or obligations of any nature, whether or not fixed, accrued, contingent or otherwise, except liabilities and obligations that (i) are disclosed in the Transocean Reports filed prior to the date of this Agreement, (ii) are referred to in the Transocean Disclosure Letter, (iii) were incurred since March 31, 2007 in the ordinary course of business consistent with past practice or (iv) do not and are not reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect.

        Section 6.23    Certain Contracts.

        (a)   Section 6.23 of the Transocean Disclosure Letter contains a list of all of the following contracts, commitments or agreements (other than those set forth on an exhibit index in the Transocean Reports filed prior to the date of this Agreement) to which Transocean or any Subsidiary of Transocean is a party or by which any of them or their assets is bound as of the date of this Agreement: (i) any non-competition agreement that purports to limit the manner in which, or the localities in which, all or any portion of their respective businesses is conducted other than any such limitation that is not material to Transocean and its Subsidiaries, taken as a whole, and will not be material to Transocean and its Subsidiaries, taken as a whole, following the Effective Time, (ii) any drilling unit construction or conversion contract with respect to which the drilling unit has not been delivered and paid for, (iii) any drilling contracts of one year or greater remaining duration, including fixed price customer options, (iv) any contract or agreement for the borrowing of money with a borrowing capacity or outstanding indebtedness of $50 million or more, (v) any employment agreement between Transocean or any of its Subsidiaries, on the one hand, and any of Transocean's officers and key employees, on the other hand, (vi) any agreement which, upon the consummation of the Merger or any other transaction contemplated by this Agreement, will (either alone or upon the occurrence of any additional acts or events, including the passage of time) result in any payment or benefit (whether of severance pay or otherwise) becoming due, or the acceleration or vesting of any right to any payment or benefits, from Transocean or GlobalSantaFe or any of their respective Subsidiaries to any officer, director, consultant or employee of any of the foregoing, (vii) any agreement which is a material joint venture agreement, joint operating agreement, partnership agreement or other similar contract or agreement involving a sharing of profits and expenses with one or more third Persons, (viii) any agreement the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement (including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan) or (ix) any "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC). Each contract, arrangement, commitment or understanding of the type described in this Section 6.23(a), whether or not included as an exhibit to any Transocean Report or included in Section 6.23 of the Transocean Disclosure Letter, is referred to herein as a "Transocean Material Contract," and for purposes of Section 7.1 and the bringdown of Section 6.23(b) pursuant to Section 8.2(a), "Transocean Material Contract" shall include any such contract, arrangement, commitment or understanding that is entered into after the date of this Agreement.

        (b)   Each Transocean Material Contract is, to the knowledge of Transocean, in full force and effect, and Transocean and each of its Subsidiaries have in all material respects performed all obligations required to be performed by them to date under each Transocean Material Contract to which it is a party, except where such failure to be binding or in full force and effect or such failure to perform does not and is not reasonably likely to create, individually or in the aggregate, a Transocean Material Adverse Effect. Except for such matters as do not and are not reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect, neither Transocean nor any of its Subsidiaries (x) knows of, or has received written notice of, any breach of or violation or default under (nor, to the knowledge of Transocean, does there exist any condition which with the passage of time or the giving of notice or both would result in such a violation or default under) any Transocean Material Contract or (y) has received written notice of the desire of the other party or parties to any such Transocean Material Contract to exercise any rights such party has to cancel, terminate or repudiate such contract or exercise remedies thereunder. Except as would not be reasonably likely to have, individually or in the aggregate, a Transocean Material Adverse Effect, the consummation of the transactions contemplated by this Agreement will not breach or violate any Transocean Material Contract or permit any other party to a Transocean Material Contract to exercise rights adverse to Transocean. Each Transocean Material Contract is enforceable by Transocean or a Subsidiary of Transocean in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), except where such unenforceability is not reasonably likely to create, individually or in the aggregate, a Transocean Material Adverse Effect.

        Section 6.24    Capital Expenditure Program.    As of the date of this Agreement, the Transocean Disclosure Letter accurately sets forth in all material respects, for each of Transocean's sustaining, life extension and newbuild capital expenditure programs, the capital expenditures for all such programs that were forecasted to be incurred in 2007 and 2008 on a quarterly basis, as previously provided to GlobalSantaFe. The construction in progress attributable to the newbuilds and included in the consolidated balance sheet of Transocean at March 31, 2007 included in the Transocean Reports (excluding capitalized interest on such newbuilds) and the projected newbuild capital expenditures to be incurred in 2007 and 2008 equal the projected total construction costs to complete such newbuilds, as at the time of such forecast.

        Section 6.25    Derivative Transactions.    Section 6.25 of the Transocean Disclosure Letter contains a complete and correct list of all Derivative Transactions (including each outstanding commodity or financial hedging position) entered into by Transocean or any of its Subsidiaries or for the account of any of its customers as of the date of this Agreement. All such Derivative Transactions were, and any Derivative Transactions entered into after the date of this Agreement will be, entered into in accordance with Applicable Laws, and in accordance with the investment, securities, commodities, risk management and other policies, practices and procedures employed by Transocean and its Subsidiaries, and were, and will be, entered into with counterparties believed at the time, and except as set forth in Section 6.25 of the Transocean Disclosure Letter, still believes to be financially responsible and able to understand (either alone or in consultation with their advisers) and to bear the risks of such Derivative Transactions. Transocean and each of its Subsidiaries have, and will have, duly performed all of their respective obligations under the Derivative Transactions to the extent that such obligations to perform have accrued, and, to the knowledge of Transocean, there are and will be no breaches, violations, collateral deficiencies, requests for collateral or demands for payment, or defaults or allegations or assertions of such by any party thereunder.

        Section 6.26    Disclosure Controls and Procedures.    Transocean has established and maintains "disclosure controls and procedures" (as defined in Rules 13a-14(c) and 15d-14(c) of the Exchange Act) that are reasonably designed to ensure that all material information (both financial and non-financial) required to be disclosed by Transocean in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to Transocean's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of Transocean required under the Exchange Act with respect to such reports. Except as set forth in Transocean's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, since January 1, 2006, neither Transocean nor its independent auditors have identified any "significant deficiencies" or "material weaknesses" in Transocean's or any of its Subsidiaries' internal controls as contemplated under Section 404 of the Sarbanes-Oxley Act.

        Section 6.27    Affiliate Transactions.    There are no material agreements, contracts, transfers of assets or liabilities or other commitments or transactions (other than Transocean Benefit Plans described in Section 6.11 of the Transocean Disclosure Letter), whether or not entered into in the ordinary course of business, to or by which Transocean or any of its Subsidiaries, on the one hand, and any of their respective Affiliates (other than Transocean or any of its direct or indirect wholly owned Subsidiaries) on the other hand, are or have been a party or otherwise bound or affected, and that (a) are currently pending, in effect or have been in effect at any time since December 31, 2005 or (b) involve continuing liabilities and obligations that, individually or in the aggregate, have been, are or will be material to Transocean and its Subsidiaries taken as a whole.

        Section 6.28    Disclaimer.

        (a)   Except for the representations and warranties contained in this Article VI of this Agreement, GlobalSantaFe acknowledges that neither Transocean nor Merger Sub nor any other Person on their behalf makes any other express or implied representation or warranty with respect to Transocean or Merger Sub with respect to any other information provided to GlobalSantaFe. Without limiting the generality of the foregoing, neither Transocean nor Merger Sub nor any other Person will have or be subject to any liability or indemnification obligation to GlobalSantaFe or any other Person resulting from the distribution to GlobalSantaFe, or use by GlobalSantaFe of, any such information, including any information, documents, projections, forecasts or other material made available to GlobalSantaFe in certain "data rooms" or management presentations in expectation of the transactions contemplated by this Agreement.

        (b)   In connection with investigation by GlobalSantaFe of Transocean and its Subsidiaries, GlobalSantaFe has received or may receive from Transocean and/or Transocean's Subsidiaries certain projections, forward-looking statements and other forecasts and certain business plan information. GlobalSantaFe acknowledges that there are uncertainties inherent in attempting to make such estimates, projections and other forecasts and plans, that GlobalSantaFe is familiar with such uncertainties, that GlobalSantaFe is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to it (including the reasonableness of the assumptions underlying such estimates, projections, forecasts or plans), and that, absent fraud or willful misrepresentation, GlobalSantaFe shall have no claim against anyone with respect thereto. Accordingly, GlobalSantaFe acknowledges that Transocean makes no representation or warranty with respect to such estimates, projections, forecasts or plans (including the reasonableness of the assumptions underlying such estimates, projections, forecasts or plans).

ARTICLE 7

COVENANTS

        Section 7.1    Conduct of Company Business.    Prior to the Effective Time, except as set forth in the Transocean Disclosure Letter or the GlobalSantaFe Disclosure Letter or as expressly contemplated by any other provision of this Agreement or as required by Applicable Laws (provided that the party proposing to take such action has provided the other party with advance notice of the proposed action to the extent practicable), unless the other party has consented in writing thereto, each of Transocean and GlobalSantaFe:

          (a)   shall, and shall cause each of its Subsidiaries to, conduct its operations according to their usual, regular and ordinary course in substantially the same manner as heretofore conducted;

          (b)   shall use its reasonable best efforts, and shall cause each of its Subsidiaries to use its reasonable best efforts, to preserve intact their business organizations and goodwill (except that any of its wholly owned Subsidiaries may be merged with or into, or be consolidated with any of its wholly owned Subsidiaries or may be liquidated into it or any of its wholly owned Subsidiaries), keep available the services of their respective officers and employees and maintain satisfactory relationships with those Persons having business relationships with them;

          (c)   shall not amend its memorandum of association or articles of association;

          (d)   in the case of Transocean, shall not permit or allow Merger Sub to amend its memorandum of association or articles of association;

          (e)   shall (i) promptly notify the other of any material change in its condition (financial or otherwise) or business or any termination, cancellation, repudiation or material breach of any Transocean Material Contract or GlobalSantaFe Material Contract, as applicable (or communications indicating that the same may be contemplated), or any material litigation or proceedings (including arbitration and other dispute resolution proceedings) or material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), and (ii) give prompt notice to the other of any change, occurrence, effect, condition, fact, event, or circumstance known to such party that is reasonably likely, individually or taken together with all other changes, occurrences, effects, conditions, facts, events and circumstances known to such party, to result in a Material Adverse Effect on such party; provided, however, that (x) no unintentional failure by Transocean to provide a required notice under this Section 7.1(e) with respect to any matter that would not result in a failure of the condition set forth in Section 8.2(a)(ii) or (iii) shall result in a failure of the condition set forth in Section 8.2(a)(i), and (y) no unintentional failure by GlobalSantaFe to provide a required notice under this Section 7.1(e) with respect to any matter that would not result in a failure of the condition set forth in Section 8.3(a)(ii) or (iii) shall result in a failure of the condition set forth in Section 8.3(a)(i);

          (f)    shall promptly deliver to the other true and correct copies of any report, statement or schedule filed with the SEC subsequent to the date of this Agreement, other than those filed via the SEC's EDGAR system;

          (g)   shall not and shall cause each of its Subsidiaries not to, (i) except pursuant to the exercise of options, warrants, conversion rights and other contractual rights existing on the date hereof and disclosed in Section 7.1(g)(i) of the Transocean Disclosure Letter, in the case of Transocean, or Section 7.1(g)(i) of the GlobalSantaFe Disclosure Letter, in the case of GlobalSantaFe, or pursuant to the exercise of awards granted after the date hereof and expressly permitted under this Agreement or in connection with transactions permitted by Section 7.1(j), issue, grant, sell, transfer, pledge, dispose of or encumber any additional shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any of its capital shares of any class or of any other such securities or agreements of such party or any of its Subsidiaries, or adjust, split, combine or reclassify any capital shares or other equity interests or otherwise change its capitalization as it existed on the date hereof (other than intercompany transactions relating to securities of wholly owned Subsidiaries effected by a party and/or one or more of its wholly owned Subsidiaries), other than grants of Transocean Options or GlobalSantaFe Options, as the case may be, to new hires or promoted employees in the ordinary course of business consistent with past practice and in accordance with Section 7.1(g)(i) of the Transocean Disclosure Letter, in the case of Transocean, or Section 7.1(g)(i) of the GlobalSantaFe Disclosure Letter, in the case of GlobalSantaFe; (ii) amend or otherwise modify any option, warrant, conversion right or other right to acquire any of its capital shares existing or outstanding on the date hereof; (iii) with respect to any of its former, present or future employees, increase any compensation or benefits, or enter into, amend or extend (or permit the extension of) any employment or consulting agreement, except in each case in the ordinary course of business consistent with past practice; (iv) with respect to any of its former, present or future officers (at the vice president level or above) or directors, increase any compensation or benefits or enter into, amend or extend (or permit the extension of) any employment or consulting agreement; (v) adopt any new employee benefit plan (or any award grant thereunder) or agreement (including any stock option, stock benefit or stock purchase plan) or amend (except as required by Applicable Laws) any existing employee benefit plan or agreement in any material respect, except for changes which are less favorable to participants in such plans or the holder of any such agreement or which are deemed necessary to comply with Section 409A of the Code; (vi) except as approved by good faith action of the Board of Directors of such party after the party has provided the other parties with advance written notice of the proposed action and consulted in advance with the other parties regarding such action, terminate any executive officer without cause or permit circumstances to exist that would give any executive officer a right to terminate employment if the termination would entitle such executive officer to receive enhanced separation payments upon consummation of the Merger and the Reclassification; or (vii) permit any holder of an option to acquire Transocean Ordinary Shares or GlobalSantaFe Ordinary Shares outstanding on the date hereof to have shares withheld upon exercise, for tax purposes, in excess of the number of shares needed to satisfy the minimum statutory withholding requirements for federal and state tax withholding, or otherwise required to satisfy the withholding requirements under Transocean's policy with respect to foreign tax obligations;

          (h)   shall not and shall cause each of its Subsidiaries not to, (i) declare, set aside or pay any dividend or make any other distribution or payment with respect to any of its capital shares, whether payable in cash, stock or any other property or right (other than a dividend, distribution or payment from a direct or indirect wholly owned Subsidiary to that party and/or one or more of its direct or indirect wholly owned Subsidiaries) or (ii) redeem, purchase or otherwise acquire any shares of its capital shares or capital stock of any of its Subsidiaries (other than wholly owned Subsidiaries), or any other securities or agreements of the type described in Section 7.1(g)(i), except as (1) required by the terms of any capital stock of, or other equity interests in, such party or any of its Subsidiaries outstanding on the date of this Agreement and described in Section 7.1(h)(ii)(1) of such party's Disclosure Letter, (2) contemplated by any Transocean Benefit Plan or GlobalSantaFe Benefit Plan, as the case may be, existing on the date of this Agreement and described in Section 7.1(h)(ii)(2) of such party's Disclosure Letter or (3) in the case of GlobalSantaFe, contemplated by any employment agreement of GlobalSantaFe existing on the date of this Agreement and described in Section 7.1(h)(ii)(3) of the GlobalSantaFe Disclosure Letter;

          (i)    shall not, and shall cause each of its Subsidiaries not to, sell, lease or otherwise dispose of any of its assets (including capital stock of Subsidiaries) which are individually or in the aggregate material to it and its Subsidiaries as a whole except for (i) sales of surplus equipment, (ii) sales of other assets in the ordinary course of business, or (iii) sales, leases or other transfers between such party and its wholly owned Subsidiaries or between those Subsidiaries;

          (j)    shall not, and shall cause each of its Subsidiaries not to, except pursuant to contractual commitments in effect on the date hereof and disclosed in the Transocean Disclosure Letter or the GlobalSantaFe Disclosure Letter, acquire or agree to acquire by merging or consolidating with, or by purchasing an equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, in each case (i) for an aggregate consideration for all such acquisitions in excess of $25 million (excluding acquisitions approved in writing by each party and intercompany acquisitions effected by Transocean and/or one of Transocean's wholly owned Subsidiaries or by GlobalSantaFe and/or one of GlobalSantaFe's wholly owned Subsidiaries) or (ii) where a filing under the HSR Act or any non-U.S. competition, antitrust or premerger notification laws is required;

          (k)   shall not, except as may be required as a result of a change in GAAP, change any of the material accounting principles or practices used by it;

          (l)    shall, and shall cause each of its Subsidiaries to, use reasonable efforts to maintain with financially responsible insurance companies insurance in such amounts and against such risks and losses as are customary for such party;

          (m)  shall not, and shall cause each of its Subsidiaries not to, (i) make or rescind any material election relating to taxes, including elections for any and all joint ventures, partnerships, limited liability companies, working interests or other investments where it has the capacity to make such binding election, (ii) settle or compromise any material claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to taxes, or (iii) change in any material respect any of its methods of reporting any item for tax purposes from those employed in the preparation of its tax returns for the most recent taxable year for which a return has been filed, except as may be required by Applicable Laws;

          (n)   shall not, and shall cause each of its Subsidiaries not to, (i) incur any indebtedness for borrowed money (excluding intercompany indebtedness effected by Transocean and/or one of Transocean's wholly owned Subsidiaries or by GlobalSantaFe and/or one of GlobalSantaFe's wholly owned Subsidiaries) in excess of, in the case of Transocean, the amount of available borrowing capacity existing from time to time under Transocean's existing revolving credit facility described in the Transocean Reports filed prior to the date of this Agreement and, in the case of GlobalSantaFe, the amount of available borrowing capacity existing from time to time under GlobalSantaFe's existing revolving credit facility described in the GlobalSantaFe Reports as filed prior to the date of this Agreement, or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of it or any of its Subsidiaries or guarantee any debt securities of others, (ii) except in the ordinary course of business or with or between its Subsidiaries, enter into any material lease (whether such lease is an operating or capital lease) or create any material mortgages, Liens, security interests or other encumbrances on its property in connection with any indebtedness thereof (other than Permitted Liens) or (iii) make or commit to make aggregate capital expenditures in excess of $100 million per quarter for each quarter from the date of this Agreement to the Effective Time over the capital expenditures forecast disclosed in Section 6.24 of the Transocean Disclosure Letter or Section 5.24 of the GlobalSantaFe Disclosure Letter for such quarter, excluding capital expenditures to repair or replace equipment necessary to continue operation on any drilling unit in a manner consistent with the operation of such drilling unit as of the date of this Agreement;

          (o)   shall not, and shall cause each of its Subsidiaries not to, purchase or otherwise acquire any Transocean Ordinary Shares or GlobalSantaFe Ordinary Shares;

          (p)   subject to Section 7.5, shall not, and shall cause each of its Subsidiaries not to, take any action that is reasonably likely to delay materially or adversely affect the ability of any of the parties hereto to obtain any consent, authorization, order or approval of any governmental commission, board or other regulatory body or the expiration of any applicable waiting period required to consummate the transactions contemplated by this Agreement;

          (q)   shall not, and shall cause each of its Subsidiaries not to, mortgage, pledge, hypothecate, grant any security interest in any of its assets, or otherwise subject any of its assets to any other Lien other than a Transocean Permitted Lien or a GlobalSantaFe Permitted Lien, as the case may be;

          (r)   shall (i) not agree or commit, in writing or otherwise, to take any of the foregoing actions and (ii) cause each of its Subsidiaries not to agree or commit, in writing or otherwise, to take any of the foregoing actions that refer to Subsidiaries; and

          (s)   unless in the good faith opinion of its Board of Directors after consultation with its outside legal counsel the following would be inconsistent with its fiduciary duties, (i) shall not terminate, amend, modify or waive any provision of any agreement containing a standstill covenant to which it is a party; and (ii) during such period shall enforce, to the fullest extent permitted under Applicable Law, the provisions of such agreement, including by obtaining injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court of the United States of America or any state having jurisdiction.

        Section 7.2    No Solicitation by GlobalSantaFe.

        (a)   GlobalSantaFe agrees that (i) neither it nor any of its Subsidiaries shall, and it shall not authorize or permit any of its officers, directors, employees, agents or representatives (including any investment banker, attorney or accountant retained by it or any of its Subsidiaries) (the "GlobalSantaFe Representatives") to, and on becoming aware of it will use its reasonable best efforts to stop such GlobalSantaFe Representative from continuing to, directly or indirectly, solicit, initiate or knowingly encourage (including by way of furnishing nonpublic information), or take any action designed to approve, endorse, recommend, or facilitate, directly or indirectly, any inquiry, proposal or offer (including any proposal or offer to its shareholders) with respect to a tender or exchange offer, scheme of arrangement, merger, consolidation, business combination, purchase or similar transaction or series of transactions (other than the transactions contemplated by this Agreement) involving, individually or in the aggregate, 15% or more of the assets, net revenues or net income of GlobalSantaFe and its Subsidiaries on a consolidated basis or 15% or more of any class of share capital of GlobalSantaFe, including any scheme of arrangement, merger, consolidation, business combination, purchase or similar transaction in which 15% or more of GlobalSantaFe's share capital is issued to a third party or its shareholders (any such inquiry, proposal or offer being hereinafter referred to as a "GlobalSantaFe Acquisition Proposal"), or cooperate with or assist, participate or engage in any substantive discussions or negotiations concerning a GlobalSantaFe Acquisition Proposal, or amend, terminate, waive or fail to enforce, or grant any consent under, any confidentiality, standstill or similar agreement, or resolve to propose or agree to do any of the foregoing; and (ii) it will immediately cease and cause to be terminated any existing negotiations with any parties conducted heretofore with respect to any of the foregoing; provided that (1) nothing contained in this Agreement shall prevent GlobalSantaFe or its Board of Directors from (A) complying with Rule 14e-2 promulgated under the Exchange Act with regard to a GlobalSantaFe Acquisition Proposal, (B) prior to the Cutoff Date (as defined herein), providing information (pursuant to a confidentiality and standstill agreement in reasonably customary form with terms at least as favorable to GlobalSantaFe as the Confidentiality and Standstill Agreement dated June 26, 2007, between Transocean and GlobalSantaFe (the "Confidentiality and Standstill Agreement") and which does not contain terms that prevent GlobalSantaFe from complying with its obligations under this Section 7.2) to or engaging in any negotiations or substantive discussions with any Person who has made an unsolicited bona fide written GlobalSantaFe Acquisition Proposal that the Board of Directors of GlobalSantaFe determines in good faith constitutes a GlobalSantaFe Superior Proposal (as defined herein), to the extent the Board of Directors of GlobalSantaFe, after consultation with its outside legal counsel, determines that the failure to do so would be inconsistent with its fiduciary obligations, or (C) prior to the Cutoff Date, taking any action permitted pursuant to Section 7.1(s) hereof and (2) notwithstanding anything in this Agreement to the contrary, the Board of Directors of GlobalSantaFe or any committee thereof may make a GlobalSantaFe Adverse Recommendation Change (as defined herein) in accordance with Section 7.4(d). For the purposes of making a GlobalSantaFe Superior Proposal determination pursuant to this Section 7.2(a), it is understood that such determination necessarily will (i) be based on limited information compared to the determination made for purposes of Section 9.3(c), (ii) require assumptions that shall be made in the good faith judgment of the GlobalSantaFe Board of Directors and (iii) not be as complete or informed as, and will be distinct from, a GlobalSantaFe Superior Proposal determination made for purposes of Section 9.3(c). For the avoidance of doubt, it is understood that a GlobalSantaFe Superior Proposal determination made for purposes of Section 7.2(a) shall not constitute a GlobalSantaFe Superior Proposal determination for any other purpose under this Agreement (except for Section 9.5(a)(i)(A)(1)(a) of this Agreement) and shall not by itself constitute a GlobalSantaFe Adverse Recommendation Change for purposes of this Agreement. Without limiting the foregoing, it is understood that any violation of this Section 7.2 by any Subsidiary of GlobalSantaFe or the GlobalSantaFe Representatives shall be deemed to be a breach of this Section 7.2 by GlobalSantaFe.

        (b)   As promptly as practicable after receipt thereof (and in any event within 24 hours), and prior to participating in any substantive discussions or negotiations, GlobalSantaFe will notify Transocean orally and in writing of any request for information from any Person that has made a GlobalSantaFe Acquisition Proposal (or has indicated to GlobalSantaFe that it is seeking such information in contemplation of making a GlobalSantaFe Acquisition Proposal) or the receipt of any GlobalSantaFe Acquisition Proposal or any inquiry with respect to a GlobalSantaFe Acquisition Proposal, including the identity of the Person or group engaging in such substantive discussions or negotiations, requesting such information or making such GlobalSantaFe Acquisition Proposal, and the material terms and conditions of any GlobalSantaFe Acquisition Proposal. GlobalSantaFe will (i) keep Transocean reasonably informed on a timely basis (and in any event within 24 hours) of the status and material details of any GlobalSantaFe Acquisition Proposals, (ii) provide to Transocean as soon as practicable (and in any event within 24 hours) after receipt or delivery thereof with copies of all correspondence and other written material sent or provided to GlobalSantaFe from any third party in connection with any GlobalSantaFe Acquisition Proposal or sent or provided by GlobalSantaFe to any third party in connection with any GlobalSantaFe Acquisition Proposal and (iii) provide or make available to Transocean any material nonpublic information concerning GlobalSantaFe or any of its Subsidiaries that is provided to the Person making such GlobalSantaFe Acquisition Proposal which was not previously provided or made available to Transocean as promptly as practicable (and in any event within 24 hours) after it provides such information to such Person. Any written notice under this Section 7.2 shall be given by facsimile with receipt confirmed or personal delivery. Notwithstanding anything in this Agreement to the contrary, no failure by GlobalSantaFe to comply with any notice or delivery requirement set forth in this Section 7.2 shall constitute a breach of this Section 7.2 unless such failure is intentional or materially prejudicial to Transocean.

        (c)   Without limiting the ability to take action pursuant to Section 7.1(s), nothing in this Section 7.2 shall permit GlobalSantaFe to enter into any agreement with respect to a GlobalSantaFe Acquisition Proposal during the term of this Agreement, it being agreed that during the term of this Agreement (except pursuant to Section 9.3(c)), GlobalSantaFe shall not enter into any agreement with any Person that provides for, constitutes or relates to, a GlobalSantaFe Acquisition Proposal, other than a confidentiality and standstill agreement in reasonably customary form with terms at least as favorable to GlobalSantaFe as the Confidentiality and Standstill Agreement and which does not contain terms that prevent GlobalSantaFe from complying with its obligations under this Section 7.2 and an executed copy of which shall be promptly (and in any event within 24 hours) provided to Transocean.

        (d)   For purposes hereof:

            (i)  "GlobalSantaFe Adverse Recommendation Change" means to (i) withdraw (or amend or modify in a manner adverse to Transocean), or publicly propose to withdraw (or amend or modify in a manner adverse to Transocean), the approval, recommendation or declaration of advisability by the Board of Directors of GlobalSantaFe or any such committee thereof of this Agreement, the Merger or the other transactions contemplated by this Agreement or (ii) recommend, adopt or approve, or propose publicly to recommend, adopt or approve, any GlobalSantaFe Acquisition Proposal;

           (ii)  "GlobalSantaFe Superior Proposal" means an unsolicited bona fide written GlobalSantaFe Acquisition Proposal with respect to all the outstanding GlobalSantaFe Ordinary Shares or all or substantially all the assets of GlobalSantaFe that, in the good faith judgment of the Board of Directors of GlobalSantaFe, taking into account the likelihood of financing, shareholder approval and other requirements for consummation, after consultation with a financial advisor of recognized national reputation, is superior to the Merger; and

          (iii)  "Cutoff Date," when used with respect to GlobalSantaFe, means the time the condition set forth in Section 8.1(a)(ii) is satisfied.

        Section 7.3    No Solicitation by Transocean.

        (a)   Transocean agrees that (i) neither it nor any of its Subsidiaries shall, and it shall not authorize or permit any of its officers, directors, employees, agents or representatives (including any investment banker, attorney or accountant retained by it or any of its Subsidiaries) (the "Transocean Representatives") to, and on becoming aware of it will use its reasonable best efforts to stop such Transocean Representative from continuing to, directly or indirectly, solicit, initiate or knowingly encourage (including by way of furnishing nonpublic information), or take any action designed to approve, endorse, recommend, or facilitate, directly or indirectly, any inquiry, proposal or offer (including any proposal or offer to its shareholders) with respect to a tender or exchange offer, scheme of arrangement, merger, consolidation, business combination, purchase or similar transaction or series of transactions (other than the transactions contemplated by this Agreement) involving, individually or in the aggregate, 15% or more of the assets, net revenues or net income of Transocean and its Subsidiaries on a consolidated basis or 15% or more of any class of share capital of Transocean including any scheme of arrangement, merger, consolidation, business combination, purchase or similar transaction in which 15% or more of Transocean's share capital is issued to a third party or its shareholders (any such inquiry, proposal or offer being hereinafter referred to as a "Transocean Acquisition Proposal") or cooperate with or assist, participate or engage in any substantive discussions or negotiations concerning a Transocean Acquisition Proposal or amend, terminate, waive or fail to enforce, or grant any consent under, any confidentiality, standstill or similar agreement, or resolve to propose or agree to do any of the foregoing; and (ii) it will immediately cease and cause to be terminated any existing negotiations with any parties conducted heretofore with respect to any of the foregoing; provided that (1) nothing contained in this Agreement shall prevent Transocean or its Board of Directors from (A) complying with Rule 14e-2 promulgated under the Exchange Act with regard to a Transocean Acquisition Proposal, (B) prior to the Cutoff Date (as defined herein), providing information (pursuant to a confidentiality and standstill agreement in reasonably customary form with terms at least as favorable to Transocean as the Confidentiality and Standstill Agreement and which does not contain terms that prevent Transocean from complying with its obligations under this Section 7.3) to or engaging in any negotiations or substantive discussions with any Person who has made an unsolicited bona fide written Transocean Acquisition Proposal that the Board of Directors of Transocean determines in good faith constitutes a Transocean Superior Proposal (as defined herein), to the extent the Board of Directors of Transocean, after consultation with its outside legal counsel, determines that the failure to do so would be inconsistent with its fiduciary obligations, or (C) prior to the Cutoff Date, taking any action permitted pursuant to Section 7.1(s) hereof and (2) notwithstanding anything in this Agreement to the contrary, the Board of Directors of Transocean or any committee thereof may make a Transocean Adverse Recommendation Change (as defined herein) in accordance with Section 7.4(c). For the purposes of making a Transocean Superior Proposal determination pursuant to this Section 7.3(a), it is understood that such determination necessarily will (i) be based on limited information compared to the determination made for purposes of Section 9.4(c), (ii) require assumptions that shall be made in the good faith judgment of the Transocean Board of Directors and (iii) not be as complete or informed as, and will be distinct from, a Transocean Superior Proposal determination made for purposes of Section 9.4(c). For the avoidance of doubt, it is understood that a Transocean Superior Proposal determination made for purposes of Section 7.3(a) shall not constitute a Transocean Superior Proposal determination for any other purpose under this Agreement (except for Section 9.5(b)(i)(A)(1)(a) of this Agreement) and shall not by itself constitute a Transocean Adverse Recommendation Change for purposes of this Agreement. Without limiting the foregoing, it is understood that any violation of this Section 7.3 by any Subsidiary of Transocean or the Transocean Representatives shall be deemed to be a breach of this Section 7.3 by Transocean.

        (b)   As promptly as practicable after receipt thereof (and in any event within 24 hours), and prior to participating in any substantive discussions or negotiations, Transocean will notify GlobalSantaFe orally and in writing of any request for information from any Person that has made a Transocean Acquisition Proposal (or has indicated to Transocean that it is seeking such information in contemplation of making a Transocean Acquisition Proposal) or the receipt of any Transocean Acquisition Proposal or any inquiry with respect to a Transocean Acquisition Proposal, including the identity of the Person or group engaging in such substantive discussions or negotiations, requesting such information or making such Transocean Acquisition Proposal, and the material terms and conditions of any Transocean Acquisition Proposal. Transocean will (i) keep GlobalSantaFe reasonably informed on a timely basis (and in any event within 24 hours) of the status and material details of any Transocean Acquisition Proposals, (ii) provide to GlobalSantaFe as soon as practicable (and in any event within 24 hours) after receipt or delivery thereof with copies of all correspondence and other written material sent or provided to Transocean from any third party in connection with any Transocean Acquisition Proposal or sent or provided by Transocean to any third party in connection with any Transocean

Acquisition Proposal and (iii) provide or make available to GlobalSantaFe any material nonpublic information concerning Transocean or any of its Subsidiaries that is provided to the Person making such Transocean Acquisition Proposal which was not previously provided or made available to GlobalSantaFe as promptly as practicable (and in any event within 24 hours) after it provides such information to such Person. Any written notice under this Section 7.3 shall be given by facsimile with receipt confirmed or personal delivery. Notwithstanding anything in this Agreement to the contrary, no failure by Transocean to comply with any notice or delivery requirement set forth in this Section 7.3 shall constitute a breach of this Section 7.3 unless such failure is intentional or materially prejudicial to GlobalSantaFe.

        (c)   Without limiting the ability to take action pursuant to Section 7.1(s), nothing in this Section 7.3 shall permit Transocean to enter into any agreement with respect to a Transocean Acquisition Proposal during the term of this Agreement, it being agreed that during the term of this Agreement (except pursuant to Section 9.4(c)), Transocean shall not enter into any agreement with any Person that provides for, constitutes or relates to, a Transocean Acquisition Proposal, other than a confidentiality and standstill agreement in reasonably customary form with terms at least as favorable to Transocean as the Confidentiality and Standstill Agreement and which does not contain terms that prevent Transocean from complying with its obligations under this Section and an executed copy of which shall be promptly (and in any event within 24 hours) provided to GlobalSantaFe.

        (d)   For purposes hereof:

            (i)  "Transocean Adverse Recommendation Change" means to (i) withdraw (or amend or modify in a manner adverse to GlobalSantaFe), or publicly propose to withdraw (or amend or modify in a manner adverse to GlobalSantaFe), the approval, recommendation or declaration of advisability by the Board of Directors of Transocean or any such committee thereof of this Agreement, the Reclassification and the Merger or the other transactions contemplated by this Agreement or (ii) recommend, adopt or approve, or propose publicly to recommend, adopt or approve, any Transocean Acquisition Proposal;

           (ii)  "Transocean Superior Proposal" means an unsolicited bona fide written Transocean Acquisition Proposal with respect to all the outstanding Transocean Ordinary Shares or all or substantially all the assets of Transocean that, in the good faith judgment of the Board of Directors of Transocean, taking into account the likelihood of financing, shareholder approval and other requirements for consummation, after consultation with a financial advisor of recognized national reputation, is superior to the Reclassification and the Merger; and

          (iii)  "Cutoff Date," when used with respect to Transocean, means the time the condition set forth in Section 8.1(a)(i) is satisfied.

        Section 7.4    Meetings of Shareholders to Consider the Merger and Reclassification by Way of Schemes of Arrangement.

        (a)   Notwithstanding any other provision of this Agreement, unless this Agreement is terminated in accordance with the terms hereof, Transocean shall submit (i) the Reclassification and the issuance of Transocean Ordinary Shares in the Merger and (ii) the Amended and Restated Transocean Memorandum and the Amended and Restated Transocean Articles, to its shareholders in accordance with the provisions of Section 7.15, whether or not the Board of Directors of Transocean or GlobalSantaFe, as the case may be, withdraws, modifies or changes its recommendation and declaration regarding the foregoing matters.

        (b)   Notwithstanding any other provision of this Agreement, unless this Agreement is terminated in accordance with the terms hereof, GlobalSantaFe shall submit the Merger to its shareholders in accordance with the provisions of Section 7.15, whether or not the Board of Directors of

GlobalSantaFe withdraws, modifies or changes its recommendation and declaration regarding the foregoing matter.

        (c)   Transocean, through its Board of Directors, shall recommend approval of the Reclassification and the issuance of Transocean Ordinary Shares in the Merger, and use its reasonable best efforts to solicit from its shareholders proxies in favor of such matters; provided, however, that the Board of Directors of Transocean may at any time prior to the Cutoff Date upon one business day's prior written notice to GlobalSantaFe, make a Transocean Adverse Recommendation Change, if in the good faith opinion of such Board of Directors after consultation with its outside legal counsel the failure to do so would be inconsistent with its fiduciary obligations.

        (d)   GlobalSantaFe, through its Board of Directors, shall recommend approval of the Merger, and use its reasonable best efforts to solicit from its shareholders proxies in favor of such matter; provided, however, that the Board of Directors of GlobalSantaFe may at any time prior to the Cutoff Date upon one business day's prior written notice to Transocean, make a GlobalSantaFe Adverse Recommendation Change, if in the good faith opinion of such Board of Directors after consultation with its outside legal counsel the failure to do so would be inconsistent with its fiduciary obligations.

        (e)   Transocean shall take all action necessary to cause Merger Sub to approve the Merger as the sole shareholder of Merger Sub prior to the Closing.

        Section 7.5    Filings; Reasonable Best Efforts, Etc.

        (a)   Subject to the terms and conditions herein provided, Transocean and GlobalSantaFe shall:

            (i)  make their respective required filings under the HSR Act and any applicable non-U.S. competition, antitrust or premerger notification laws ("Non-U.S. Antitrust Laws") to be made pursuant to Section 8.1(b), including, for the avoidance of doubt, a filing with the U.K. Office of Fair Trading (and shall share equally all filing fees incident thereto), which filings shall be made promptly, and which filings as required under the HSR Act and the antitrust, trade and competition laws of Brazil shall be made in not more than 15 business days from the date hereof, and thereafter shall promptly make any other required submissions under the HSR Act or other such laws;

           (ii)  use their reasonable best efforts to cooperate with one another in (a) determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Effective Time from, Governmental Entities of the United States, the several states, and non-U.S. jurisdictions in connection with the execution and delivery of this Agreement, including, for the avoidance of doubt, a filing with the U.K. Office of Fair Trading, and the consummation of the Merger and the transactions contemplated hereby; and (b) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations without causing a Transocean Material Adverse Effect or a GlobalSantaFe Material Adverse Effect;

          (iii)  promptly notify each other of any communication concerning this Agreement or the transactions contemplated hereby to that party from any Governmental Entity and permit the other party to review in advance any proposed communication concerning this Agreement or the transactions contemplated hereby to any Governmental Entity;

          (iv)  not agree to participate in any meeting or material discussion with any Governmental Entity in respect of any filings, investigation or other inquiry concerning this Agreement or the transactions contemplated hereby unless it consults with the other party in advance and, to the extent permitted by such Governmental Entity, gives the other party the opportunity to attend and participate in such meeting or discussion;

           (v)  furnish the other party with copies of all correspondence, filings and communications (and memoranda setting forth the substance thereof) between them and their Affiliates and their respective representatives on the one hand, and any Governmental Entity or members or any such authority's staff on the other hand, with respect to this Agreement and the transactions contemplated hereby; and

          (vi)  furnish the other party with such necessary information and reasonable assistance as such other party and its Affiliates may reasonably request in connection with their preparation of necessary filings, registrations or submissions of information to any Governmental Entity, including any filings necessary or appropriate under the provisions of the HSR Act or any applicable Non-U.S. Antitrust Laws.

        (b)   Without limiting Section 7.5(a), but subject to Sections 7.5(c) and 7.5(d), Transocean and GlobalSantaFe shall:

            (i)  each use reasonable best efforts to avoid the entry of, or to have vacated, terminated or modified, any decree, order or judgment that would restrain, prevent or delay the Closing; and

           (ii)  each use reasonable best efforts to take any and all steps necessary to obtain any consents or eliminate any impediments to the Merger.

        (c)   Nothing in this Agreement shall require Transocean or GlobalSantaFe to take any Competition Action to obtain any consents, approvals, permits or authorizations or to remove any impediments to the Merger relating to the HSR Act, Non-U.S. Antitrust Laws, or other antitrust, competition or premerger notification trade regulation law, regulation or order ("Antitrust Laws") or to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order in any suit or proceedings relating to Antitrust Laws. For purposes of this Agreement, "Competition Action" means, with respect to Transocean or GlobalSantaFe, to dispose of any of its assets or to limit its freedom of action with respect to any of its businesses, or to consent to any disposition of its assets or limits on its freedom of action with respect to any of its businesses, whether prior to or after the Effective Time, or to commit or agree to any of the foregoing, in each case other than dispositions, limitations or consents, commitments or agreements which in each such case may be conditioned upon the consummation of the Merger and the transactions contemplated hereby and which, in the reasonable good faith judgment of both Transocean and GlobalSantaFe, in each such case do not and are not reasonably likely to individually or in the aggregate either (i) have a Transocean Material Adverse Effect; (ii) have a GlobalSantaFe Material Adverse Effect; (iii) materially impair the benefits or advantages which it expects to receive from the Merger and the transactions contemplated hereby or (iv) have a material adverse effect on the business plan or business strategy for the combined company. Notwithstanding anything contained in this Agreement to the contrary, neither Transocean nor GlobalSantaFe shall take or agree to take any Competition Action without the prior written agreement of the other.

        (d)   Immediately prior to the Initial Effective Time, Transocean shall file with the Registrar of Companies of the Cayman Islands the Transocean Court Order. Immediately prior to the Effective Time, GlobalSantaFe shall file with the Registrar of Companies of the Cayman Islands the GlobalSantaFe Court Orders.

        Section 7.6    Inspection.    From the date hereof to the Effective Time, each of Transocean and GlobalSantaFe shall allow all designated officers, attorneys, accountants and other representatives of Transocean or GlobalSantaFe, as the case may be, access, at all reasonable times, upon reasonable notice, to the records and files, correspondence, audits and properties, as well as to all information relating to commitments, contracts, titles and financial position, or otherwise pertaining to the business and affairs of Transocean and GlobalSantaFe and their respective Subsidiaries, including inspection of such properties; provided that no investigation pursuant to this Section 7.6 shall affect any representation or warranty given by any party hereunder, and provided further that notwithstanding the provision of information or investigation by any party, no party shall be deemed to make any representation or warranty except as expressly set forth in this Agreement. Notwithstanding the foregoing, no party shall be required to provide any information which it reasonably believes it may not provide to the other party by reason of Applicable Law, which constitutes information protected by attorney/client privilege, or which it is required to keep confidential by reason of contract or agreement with third parties. The parties hereto shall make reasonable and appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply. Each of Transocean and GlobalSantaFe agrees that it shall not, and shall cause its respective representatives not to, use any information obtained pursuant to this Section 7.6 for any purpose unrelated to the consummation of the transactions contemplated by this Agreement. All non-public information obtained pursuant to this Section 7.6 shall be governed by the Confidentiality and Standstill Agreement.

        Section 7.7    Publicity.    The parties will use reasonable best efforts to consult with each other before issuing any press release or public announcement pertaining to this Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such public announcement, except as may be required by Applicable Law or by obligations pursuant to any listing agreement with any national securities exchange, in which case the party proposing to issue such press release or make such public announcement shall use its reasonable best efforts to consult in good faith with the other party before issuing any such press releases or making any such public announcements.

        Section 7.8    Registration Statement on Form S-4.

        (a)   Each of Transocean and GlobalSantaFe shall cooperate and promptly prepare and shall file with the SEC, as soon as practicable, a Registration Statement on Form S-4 (the "Form S-4") under the Securities Act, with respect to the Transocean Ordinary Shares issuable in connection with the Merger and, to the extent required, the Reclassification, a portion of which Registration Statement shall also serve as the joint proxy statement with respect to the meetings of the shareholders of Transocean and of GlobalSantaFe in connection with the transactions contemplated by this Agreement (the "Proxy Statement/Prospectus"). The respective parties will cause the Proxy Statement/Prospectus and the Form S-4 to comply as to form in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder. Each of Transocean and GlobalSantaFe shall use its reasonable best efforts to have the Form S-4 declared effective by the SEC as promptly as practicable. Each of Transocean and GlobalSantaFe shall use its reasonable best efforts to obtain, prior to the effective date of the Form S-4, all necessary non-U.S., state securities law or "Blue Sky" permits or approvals required to carry out the transactions contemplated by this Agreement and the parties shall share equally all expenses incident thereto (including all SEC and other filing fees and all printing and mailing expenses associated with the Form S-4 and the Proxy Statement/Prospectus). Each party will advise the others, promptly after it receives notice thereof, of the time when the Form S-4 has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Transocean Ordinary Shares issuable in connection with the Merger and the Reclassification for offering or sale in any jurisdiction or any request by the SEC for amendment of the Proxy Statement/Prospectus or the Form S-4 or comments thereon and responses thereto or requests by the SEC for additional information. Each of the parties shall also promptly provide each other party copies of all written correspondence received from the SEC and summaries of all oral comments received from the SEC in connection with the transactions contemplated by this Agreement. Each of the parties shall promptly provide each other party with drafts of all correspondence intended to be sent to the SEC in connection with the transactions contemplated by this Agreement and allow each such party the opportunity to comment thereon prior to delivery to the SEC.

        (b)   Transocean and GlobalSantaFe shall each use its reasonable best efforts to cause the Proxy Statement/Prospectus to be mailed to its shareholders as promptly as practicable after the Form S-4 is declared effective under the Securities Act.

        (c)   Each of Transocean and GlobalSantaFe shall ensure that the information provided by it for inclusion in the Proxy Statement/Prospectus and each amendment or supplement thereto, at the time of mailing thereof and at the time of the respective meetings of shareholders of Transocean and GlobalSantaFe, or, in the case of information provided by it for inclusion in the Form S-4 or any amendment or supplement thereto, at the time it becomes effective, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        Section 7.9    Listing Application.    Transocean shall promptly prepare and submit to the NYSE a listing application covering the Transocean Ordinary Shares issuable in connection with the Merger and the Reclassification and to obtain, prior to the Effective Time, approval for the listing of such Transocean Ordinary Shares, subject to official notice of issuance.

        Section 7.10    Letters of Accountants.

        (a)   GlobalSantaFe shall use reasonable best efforts to cause to be delivered to Transocean "comfort" letters of PricewaterhouseCoopers LLP, GlobalSantaFe's independent public accountants, dated the effective date of the Form S-4 and the Closing Date, respectively, and addressed to Transocean with regard to certain financial information regarding GlobalSantaFe included in the Form S-4, in form reasonably satisfactory to Transocean and customary in scope and substance for "comfort" letters delivered by independent public accountants in connection with registration statements similar to the Form S-4.

        (b)   Transocean shall use reasonable best efforts to cause to be delivered to GlobalSantaFe "comfort" letters of Ernst & Young LLP, Transocean's independent public accountants, dated the effective date of the Form S-4 and the Closing Date, respectively, and addressed to GlobalSantaFe, with regard to certain financial information regarding Transocean included in the Form S-4, in form reasonably satisfactory to GlobalSantaFe and customary in scope and substance for "comfort" letters delivered by independent public accountants in connection with registration statements similar to the Form S-4.

        Section 7.11    Agreements of Rule 145 Affiliates.    Prior to the Effective Time, (i) Transocean shall cause to be prepared and delivered to GlobalSantaFe a list identifying all Persons who Transocean believes, at the date of the meeting of Transocean's shareholders to consider and vote upon the adoption of this Agreement, may be deemed to be "affiliates", as that term is used in paragraphs (c) and (d) of Rule 145 under the Securities Act (the "Rule 145 Affiliates") of Transocean and (ii) GlobalSantaFe shall cause to be prepared and delivered to Transocean a list identifying all Persons who GlobalSantaFe believes, at the date of the meeting of GlobalSantaFe's shareholders to consider and vote upon the adoption of this Agreement, may be deemed to be Rule 145 Affiliates of GlobalSantaFe. Each of Transocean (if required by Rule 145) and GlobalSantaFe shall use reasonable best efforts to cause each Person who is identified as a Rule 145 Affiliate in such list to deliver to the other party, not less than 15 business days prior to the Effective Time, a written agreement, in the form of Exhibit 7.11. Transocean shall be entitled to place restrictive legends on any Transocean Ordinary Shares issued to such Rule 145 Affiliates pursuant to the Merger and the Reclassification. The parties shall make appropriate adjustments to the requirements of this Section 7.11 in the event that Rule 145 is rescinded or amended after the date of this Agreement.

        Section 7.12    Expenses.    Whether or not the Merger and the Reclassification are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, except (i) as Section 9.5 otherwise provides, (ii) as Section 7.16 otherwise provides and (iii) that Transocean and GlobalSantaFe shall share equally (A) the fees incident to the filings referred to in Section 7.5(a)(i), (B) the SEC and other filing fees incident to the Form S-4 and the Proxy Statement/Prospectus and the costs and expenses associated with printing the Proxy Statement/Prospectus and (C) the fees associated with the New York Stock Exchange listing referred to in Section 7.9 and (iv) as otherwise agreed in writing by the parties.

        Section 7.13    Indemnification and Insurance.

        (a)   From and after the Effective Time, Transocean and the Surviving Entity shall indemnify, defend and hold harmless to the fullest extent permitted under Applicable Law each Person who is, or has been at any time prior to the Effective Time, an executive officer or director of Transocean or GlobalSantaFe (or any Subsidiary or division thereof) and each Person who served at the request of Transocean or GlobalSantaFe as a director, officer, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") against all losses, claims, damages, liabilities, costs or expenses (including attorneys' fees), judgments, fines, penalties and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to acts or omissions, or alleged acts or omissions, by them in their capacities as such, whether commenced, asserted or claimed before or after the Effective Time. In the event of any such claim, action, suit, proceeding or investigation (an "Action"), (i) Transocean and the Surviving Entity shall pay, as incurred, the fees and expenses of counsel selected by the Indemnified Party, which counsel shall be reasonably acceptable to Transocean and the Surviving Entity, in advance of the final disposition of any such Action to the fullest extent permitted by Applicable Law and, if required, upon receipt of any undertaking required by Applicable Law, and (ii) Transocean and the Surviving Entity will cooperate in the defense of any such matter; provided, however, Transocean and the Surviving Entity shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld or delayed), and provided further, that Transocean and the Surviving Entity shall not be obligated pursuant to this Section 7.13 to pay the fees and disbursements of more than one counsel for all Indemnified Parties in any single Action, unless, in the good faith judgment of any of the Indemnified Parties, there is or may be a conflict of interests between two or more of such Indemnified Parties, in which case there may be separate counsel for each similarly situated group.

        (b)   Each of the parties agrees that the rights to indemnification, including provisions relating to advances of expenses incurred in defense of any action or suit, in its memorandum of association and articles of association with respect to matters occurring through the Effective Time, shall survive the Merger.

        (c)   For a period of six years after the Effective Time, Transocean and the Surviving Entity shall cause to be maintained officers' and directors' liability insurance covering the Indemnified Parties who are, or at any time prior to the Effective Time were, covered by Transocean and GlobalSantaFe's existing officers' and directors' liability insurance policies on terms substantially no less advantageous to the Indemnified Parties than such existing insurance, provided that Transocean and the Surviving Entity shall not be required to pay annual premiums in excess of 250% of the last annual premium paid by Transocean prior to the date hereof (the amount of which premium is set forth in the Transocean Disclosure Letter), but in such case shall purchase as much coverage as reasonably practicable for such amount (but in no event shall Transocean or the Surviving Entity be required to purchase coverage in an amount in excess of the coverage currently maintained by Transocean).

        (d)   The rights of each Indemnified Party hereunder shall be in addition to any other rights such Indemnified Party may have under the memorandum of association, articles of association or comparable organizational documents of Transocean or any of its Subsidiaries or GlobalSantaFe or any of its Subsidiaries, as applicable, under Applicable Law or otherwise. The provisions of this

Section 7.13 shall survive the consummation of the Merger and expressly are intended to benefit each of the Indemnified Parties.

        (e)   In the event Transocean, the Surviving Entity or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then and in either such case, proper provision shall be made so that the successors and assigns of Transocean or the Surviving Entity, as the case may be, shall assume the obligations set forth in this Section 7.13.

        Section 7.14    Employee Matters.

        (a)   At the Effective Time, Transocean and its Subsidiaries will continue the employment of all of the employees who are employed by Transocean, GlobalSantaFe or any of their Subsidiaries as of the day immediately prior to the Effective Time (the "Affected Employees") initially at the same salaries and wages of such employees immediately prior to the Effective Time. During the period from the Effective Time to and including December 31, 2008, Transocean and its Subsidiaries (i) shall provide each Affected Employee with an annual salary rate or hourly wage rate, as applicable, that is no less favorable to such Affected Employee than the salary rate or wage rate provided to such Affected Employee immediately prior to the Effective Time, and (ii) shall provide Affected Employees who are so employed by GlobalSantaFe or its Subsidiaries as of the day immediately prior to the Effective Time, in the aggregate, with employee compensation and benefits no less favorable in the aggregate than those provided by GlobalSantaFe or its Subsidiaries immediately prior to the Effective Time. Nothing in this Agreement shall be considered a contract between Transocean and its Subsidiaries and any Affected Employee or consideration for, or inducement with respect to, any such employee's continued employment and, without limitation, all such employees are and will continue to be considered to be employees at will pursuant to the applicable employment at will laws or doctrines, subject to any express written agreement to the contrary with such employee. From and after the Effective Time, Transocean shall honor, and shall cause Transocean Offshore Deepwater Drilling Inc. ("TODDI") to honor each severance agreement listed in Section 7.14(a) of the GlobalSantaFe Disclosure Letter and to perform the obligations of GlobalSantaFe thereunder and, prior to the Effective Time, Transocean shall, and shall cause TODDI to, enter into a novation agreement in the form of Exhibit 7.14 with respect thereto, which novation agreement shall become effective immediately prior to the Effective Time.

        (b)   With respect to each Affected Employee, Transocean shall credit, or cause its Subsidiaries to credit, the period of employment and service recognized by the applicable employer immediately prior to the Effective Time (for purposes of its corresponding plans, programs, policies or similar employment-related arrangements) to have been employment and service with Transocean for purposes of determining the Affected Employee's eligibility to join (subject to satisfaction of all non-service related eligibility criteria) and vesting (but not benefit accrual for any purpose other than vacation pay, severance and termination pay, sick leave, post-retirement health coverage and satisfaction of early retirement criteria) under all employee benefit plans, programs, policies or similar employment related arrangements of Transocean and its Subsidiaries in which the Affected Employee is eligible to participate; provided, however, no such credit shall be provided to the extent that it would result in a duplication of credit or benefits. Transocean shall waive, and to the extent necessary to effect the terms hereof, shall use its best efforts to cause the relevant insurance carriers and other third parties to waive, any restrictions and limitations for medical conditions existing as of the Effective Time of those Affected Employees and their dependents who were covered immediately prior to the Effective Time under a group health plan maintained by Transocean or GlobalSantaFe, but only to the extent that such medical condition would be covered by Transocean's group health plan if it were not a pre-existing condition and only to the extent that such limitations would not have applied under Transocean or GlobalSantaFe's group health plan prior to the Effective Time. Further, Transocean shall offer, or cause its Subsidiaries to offer, at the Effective Time to each Affected Employee coverage under a group health plan (as defined in Section 5000(b)(1) of the Code) which credits such Affected Employee towards the deductibles, coinsurance and maximum out-of-pocket provisions imposed under such group health plan, for the year during which the Effective Time (or such later date as the Affected Employees participate in such group health plan) occurs, with any applicable expenses already incurred during such year under Transocean or GlobalSantaFe's group health plan.

        (c)   Transocean and GlobalSantaFe agree that Transocean shall establish a severance plan, the general terms of which have been agreed upon and are set forth in Section 7.14 of the Transocean Disclosure Letter, effective for no less than the period from the Effective Time until the second anniversary of the Effective Time, for the benefit of Affected Employees on a U.S. dollar payroll who are eligible to participate pursuant to the terms as so set forth. Transocean and GlobalSantaFe agree to cooperate in good faith to take appropriate and substantially consistent actions to retain key employees and provide for a smooth transition, including such action as they deem appropriate to provide for retention payments under substantially consistent terms following the Closing Date.

        (d)   Transocean and GlobalSantaFe agree to cooperate in good faith to establish a process to promptly integrate the Transocean Benefit Plans and the GlobalSantaFe Benefit Plans following the Effective Time.

        (e)   Transocean shall pay, or shall cause its Subsidiaries to pay, to each Affected Employee who was employed by Transocean or its Subsidiaries immediately prior to the Effective Time an amount, to the extent then unpaid, equal to the annual incentive bonus to which the Affected Employee would be entitled under the terms of Transocean's 2007 Performance Award and Cash Bonus Plan and applicable award letters. On March 14, 2008, Transocean shall pay, or shall cause its Subsidiaries to pay, to each Affected Employee who was employed by GlobalSantaFe or its Subsidiaries immediately prior to the Effective Time (or if the Effective Time shall have not yet occurred, GlobalSantaFe shall pay, or shall cause its Subsidiaries to pay, to each person who is an employee of GlobalSantaFe or its Subsidiaries on March 14, 2008) amounts equal to (i) any annual incentive bonus to which GlobalSantaFe determined (prior to the Effective Time) the Affected Employee (or employee, as the case may be) would be entitled under GlobalSantaFe's 2007 non-equity annual incentive plan(s) and (ii) any amount to which GlobalSantaFe determined (prior to the Effective Time) that the Affected Employee (or employee, as the case may be) would be entitled with respect to GlobalSantaFe's outstanding cash-based performance units. If the employment of an Affected Employee who would otherwise be entitled to a payment under clause (i) and/or clause (ii) of the immediately preceding sentence is involuntarily terminated, or such an Affected Employee voluntarily terminates employment after attaining age 55 and five years of service, prior to March 14, 2008, the payment or payments shall nevertheless be made to such Affected Employee on March 14, 2008. In the event the Effective Time occurs in 2008, immediately prior to the Effective Time, (i) Transocean shall have the right to pay each Affected Employee who was eligible to receive an annual incentive bonus under the Transocean Performance Award and Cash Bonus Plan in effect at such time (the "Transocean 2008 Annual Incentive Plan"), a cash bonus for the period from January 1, 2008 through the Effective Time equal to a pro rata portion of the total maximum bonus payable for 2008 under the Transocean 2008 Annual Incentive Plan, which shall not exceed the maximum target payout percentage established for 2007, provided that the CFROMC factor used for this purpose will not exceed 1.0, and (ii) GlobalSantaFe shall have the right to pay each Affected Employee who was eligible to receive an annual incentive bonus under GlobalSantaFe's 2007 non-equity annual incentive plan(s) a cash bonus for the period from January 1, 2008 through the Effective Time which shall not exceed a pro rata portion of the total bonus paid or payable to the Affected Employee under the applicable 2007 plan, in each case determined on the basis of the number of days elapsed from January 1, 2008 through the Effective Time, with such payments to be in lieu of the portion of the annual bonus that would otherwise be paid with respect to such period. The Board of Directors of Transocean, or any committee designated by the Board of Directors, shall establish performance goals and cash bonus targets for the period following the Effective Time in its discretion.

        (f)    All Transocean cash-settled stock appreciation rights (individually, a "Transocean Cash SAR" and collectively, the "Transocean Cash SARs") outstanding at the Initial Effective Time under the Transocean Stock Plans shall remain outstanding following the Initial Effective Time, except that immediately following the Initial Effective Time (A) each Transocean Cash SAR shall be exercisable with respect to that whole number of Transocean Ordinary Shares equal to the product (rounded down to the nearest whole share) of the number of Transocean Ordinary Shares to which the Transocean Cash SAR related immediately prior to the Initial Effective Time multiplied by the Transocean Adjustment Fraction, and (B) the exercise price per Transocean Ordinary Share shall be an amount equal to the exercise price per Transocean Ordinary Share in effect immediately prior to the Initial Effective Time divided by the Transocean Adjustment Fraction (the price per share, as so determined, being rounded up to the nearest whole cent) and, as adjusted, each Transocean Cash SAR shall remain exercisable in accordance with its terms.

        (g)   Except with respect to offers of employment to prospective new employees in the ordinary course of business consistent with past practices, Transocean and GlobalSantaFe agree that they shall not make, and shall cause their respective Subsidiaries not to make, any representations or promises, oral or written, to any of their employees concerning continued employment following the Effective Time, or the terms and conditions of that employment, except in writing with the prior written consent of the other party.

        (h)   Notwithstanding the foregoing, nothing in this Agreement, whether express or implied, shall be treated as an amendment or other modification of any Transocean Benefit Plan, GlobalSantaFe Benefit Plan or compensation or benefit plan, program or arrangement of Transocean or its Subsidiaries, or shall limit the right of Transocean, GlobalSantaFe or any of their Subsidiaries, to amend, terminate or otherwise modify any such plan or arrangement. In the event that (i) a party other than Transocean, GlobalSantaFe or any of their Subsidiaries makes a claim or takes other action to enforce any provision in this Agreement as an amendment to any such plan or arrangement, and (ii) such provision is deemed to be an amendment to such plan or arrangement even though not explicitly designated as such in this Agreement, then such provision shall lapse retroactively and shall have no amendatory effect.

        (i)    For the avoidance of doubt, Transocean deems that the Merger, the Reclassification and the transactions contemplated by this Agreement constitute a change of control of Transocean with respect to (i) the Transocean Executive Change of Control Severance Benefit, (ii) the Long-Term Incentive Plan of Transocean, (iii) the Deferred Compensation Plan of Transocean, (iv) the Performance Award and Cash Bonus Plan of Transocean and (v) any awards under the Transocean Stock Plans, except for the awards specified on Section 7.14 of the Transocean Disclosure Letter.

        Section 7.15    Schemes of Arrangement.

        (a)   As soon as practicable after the date hereof and in accordance with this Agreement, Transocean will (i) issue a petition seeking the sanction of the Reclassification and cause application to be made to the Grand Court of the Cayman Islands (the "Court") requesting the Court to summon such meetings of the holders of the ordinary shares of Transocean as the Court may direct, (ii) convene such meetings to obtain the approvals required under Section 86(2) of the Companies Law and, subject to such approvals being obtained, (iii) following the obtaining of the approval required under Section 86(2) of the Companies Law, issue a summons before the Court seeking the sanction of the Reclassification pursuant to Section 86 of the Companies Law and file such other documents as are required to be duly filed with the Court to effect the Reclassification. Transocean shall undertake to the Court that it shall issue and pay, subject to the provisions of this Agreement, at the Initial Effective Time, the Transocean Reclassification Consideration and, at the Effective Time, the GlobalSantaFe

Merger Consideration. As soon as practicable following the satisfaction or waiver (subject to Applicable Laws) of the conditions set forth in this Agreement, at the Closing, Transocean shall cause the order of the Court sanctioning the Reclassification pursuant to Section 86 of the Companies Law and making such facilitating order as is appropriate pursuant to Section 87(2) of the Companies Law (the "Transocean Court Order") to be filed with the Registrar of Companies of the Cayman Islands. The Reclassification shall become effective at the time of filing of the Transocean Court Order (the "Initial Effective Time").

        (b)   As soon as practicable after the date hereof and in accordance with this Agreement, GlobalSantaFe will (i) issue a petition seeking the sanction of the Merger and cause an application to be made to the Court requesting the Court to summon such meetings of the holders of the ordinary shares of GlobalSantaFe as the Court may direct, (ii) convene such meetings to obtain the approval required under Section 86(2) of the Companies Law and, subject to such approval being obtained, (iii) following the obtaining of the approval required under Section 86(2) of the Companies Law, seeking the sanction of the Merger pursuant to Section 86 of the Companies Law on the hearing of the petition and file such other documents as are required to be duly filed with the Court to effect the Merger. As soon as practicable after the date of this Agreement and in accordance with this Agreement, Merger Sub will take, and Transocean will cause Merger Sub to take, any and all actions necessary to effect the Merger. Transocean shall undertake to the Court that, at the Effective Time, it shall issue and pay, subject to the provisions of this Agreement, the GlobalSantaFe Merger Consideration. As soon as practicable following the satisfaction or waiver (subject to Applicable Laws) of the conditions set forth in this Agreement, at the Closing, GlobalSantaFe and Merger Sub shall cause the orders of the Court sanctioning the Merger pursuant to Section 86 of the Companies Law and making such facilitating orders as are appropriate pursuant to Section 87(2) of the Companies Law (the "GlobalSantaFe Court Orders") to be filed with the Registrar of Companies of the Cayman Islands. The Merger shall become effective at the later of the time of the filing of the GlobalSantaFe Court Orders and one minute following the Initial Effective Time (the "Effective Time").

        Section 7.16    Financing.

        (a)   Section 7.16 of the Transocean Disclosure Letter sets forth copies of an executed debt commitment letter, related term sheet and related fee letter (collectively, the "Financing Commitments") pursuant to which, and subject to the terms and conditions thereof, certain lenders have committed to provide Transocean with loans in the amounts described therein, the proceeds of which may be used to consummate the Merger and the Reclassification and the other transactions contemplated hereby (the "Financing"). To the knowledge of each party, no event has occurred which, with or without notice, lapse of time or both, could reasonably be expected to constitute a material breach by any party hereto or failure to satisfy a condition precedent set forth in the Financing Commitments. Notwithstanding anything in this Agreement to the contrary, the Financing Commitments may be superseded at the option of Transocean with the consent of GlobalSantaFe after the date of this Agreement but prior to the Effective Time by new Financing Commitments, including financing commitments from one or more additional or other parties, in accordance with this Section 7.16 (the "New Financing Commitments"). In such event, the term "Financing Commitment" as used herein shall be deemed to include the New Financing Commitments to the extent then in effect.

        (b)   Transocean and GlobalSantaFe shall use their respective reasonable best efforts to obtain the financing on the terms and conditions described in the Financing Commitments or terms more favorable to Transocean. Transocean and, at the direction and guidance of Transocean, GlobalSantaFe shall use their reasonable best efforts (consistent with the terms and obligations of each party under this Agreement) (i) to negotiate definitive agreements with respect thereto on the terms and conditions contained in the Financing Commitments and (ii) to consummate the Financing at or prior to the Closing. Each party shall give the other prompt notice upon becoming aware of any termination of the

Financing Commitments. Transocean shall keep GlobalSantaFe informed on a reasonably current basis and in reasonable detail of the status of its efforts to arrange the Financing. In the event that either party becomes aware of any event or circumstance that makes procurement of any portion of the Financing unlikely to occur in the manner or from the sources contemplated in the Financing Commitments, that party shall notify the other party, and Transocean and, at the direction and guidance of Transocean, GlobalSantaFe shall use their respective reasonable best efforts to assist in arranging as promptly as practicable any such portion from alternative sources on terms and conditions substantially no less favorable to Transocean. Transocean shall take and shall use reasonable best efforts to cause its Subsidiaries, and shall cause each of its and their respective Representatives, including legal and accounting, to take all actions reasonably necessary in connection with the Financing. At the reasonable request of Transocean, GlobalSantaFe shall provide, and shall use reasonable best efforts, consistent with the terms of and the obligations of each party under this Agreement, to cause its Subsidiaries, and shall cause each of its and their respective Representatives, including legal and accounting, to provide all cooperation reasonably requested by Transocean in connection with the Financing. In performing its respective foregoing obligations under this Section 7.16, each of Transocean, Transocean's Subsidiaries, GlobalSantaFe and GlobalSantaFe's Subsidiaries shall use its reasonable best efforts to (i) provide reasonably required information relating to that party and its Subsidiaries to the parties providing the Financing, (ii) participate in meetings, drafting sessions and due diligence sessions in connection with the Financing, (iii) assist in the preparation of (A) any offering documents for any portion of the Financing, and (B) materials for rating agency presentations, including execution and delivery of customary representation letters in connection with bank information memoranda, (iv) reasonably cooperate with the marketing efforts for any portion of the Financing, (v) execute and deliver (or use reasonable best efforts to obtain from its advisors), and cause its Subsidiaries to execute and deliver (or obtain from its advisors), customary certificates (including a certificate of the principal financial officer of Transocean, GlobalSantaFe or any Subsidiary of Transocean or GlobalSantaFe with respect to solvency matters), accounting comfort letters (including consents of accountants for use of their reports in any materials relating to the Financing), legal opinions, surveys, title insurance or other documents and instruments relating to guarantees, the pledge of collateral and other matters ancillary to the Financing as may be reasonably necessary in connection with the Financing, (vi) enter into one or more secured or unsecured credit or other agreements on terms satisfactory to Transocean and that are reasonably necessary in connection with the Financing immediately prior to the Effective Time, (vii) as promptly as practicable, furnish Transocean and its Financing sources with all financial and other information regarding Transocean, GlobalSantaFe and their respective Subsidiaries as may be reasonably necessary of a type generally used in connection with a syndicated bank financing as well as a registered public offering or an offering pursuant to Rule 144A of the Securities Act, (viii) take all actions reasonably necessary in connection with the pay off of existing indebtedness and the release of related Liens (including the prepayment of Transocean's or GlobalSantaFe's existing indebtedness on or prior to the Closing Date), and (ix) take all corporate actions, subject to the occurrence of the Closing, reasonably necessary to permit the consummation of the Financing and the direct borrowing or incurrence of all of the proceeds of the Financing, by Transocean immediately following the Effective Time; provided, however, that no obligation of Transocean or GlobalSantaFe or any of their respective Subsidiaries under any such agreement, certificate, document or instrument shall be required to be effective until the Effective Time and, other than commitment fees with respect to the Financing Commitments, none of Transocean, GlobalSantaFe or any of their respective Subsidiaries shall be required to pay any commitment or other similar fee or incur any liability in connection with the Financing prior to the Effective Time. Transocean shall pay two-thirds, and GlobalSantaFe shall pay one-third, of all reasonable out-of-pocket third party costs incurred by Transocean, GlobalSantaFe or any of their respective Subsidiaries in connection with this Section 7.16 and shall promptly (and in any event no later than five business days), upon request by a party, reimburse the other party therefor.

        (c)   Notwithstanding anything in this Agreement to the contrary, in the event that the Merger, the Reclassification and/or the other transactions contemplated by this Agreement are not consummated due to circumstances arising out of any failure to obtain the Financing, no party shall have any liability to any other party arising out of such failure; provided, however, that the foregoing shall not relieve Transocean or GlobalSantaFe of its respective obligation to use reasonable best efforts to obtain the Financing to the extent required by Section 7.16(b). Each party acknowledges that (i) notwithstanding anything in this Agreement to the contrary, Transocean is not intended to have any greater risk or liability than GlobalSantaFe with respect to any failure to obtain the Financing or with respect to any other matters contemplated by this Section 7.16 and (ii) no other party would have entered into this Agreement but for the agreement of the parties set forth in this Section 7.16(c).

        Section 7.17    Tax Treatment.

        (a)   Prior to and at the Effective Time, each party hereto shall use its reasonable best efforts to cause the Merger to qualify as a reorganization described in Section 368(a) of the Code, and shall not take any action reasonably likely to cause the Merger not to so qualify. Without limiting the foregoing, the parties will take all actions required for Merger Sub, at the Effective Time, to be disregarded as an entity separate from its owner, Transocean, for United States federal tax purposes.

        (b)   Each of GlobalSantaFe and Transocean shall use its reasonable best efforts to obtain the opinions referred to in sections 8.2(b) and 8.3(b), respectively, including by executing officers' certificates substantially in the form of Exhibits 8.2 and 8.3, respectively.

ARTICLE 8

CONDITIONS

        Section 8.1    Conditions to Each Party's Obligation to Effect the Merger and the Reclassification.    The respective obligation of each party to effect the Merger and the Reclassification shall be subject to the fulfillment or waiver by each of the parties to this Agreement (subject to Applicable Laws) at or prior to the Closing Date of the following conditions:

          (a)   (i)    The Transocean Shareholder Approvals shall have been obtained; and

             (ii)  The GlobalSantaFe Shareholder Approval shall have been obtained.

          (b)   (i)    Any waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated, (ii) there shall not be pending or threatened in writing any claim, proceeding or action by an agency of the government of the United States or of the United Kingdom seeking to restrain, prohibit or rescind any transactions contemplated by this Agreement as an actual or threatened violation of any Antitrust Law, as applicable, or seeking to penalize a party for completing any such transaction which in any of such cases is, in the reasonable judgment of either Transocean or GlobalSantaFe, reasonably likely to require any Competition Actions, (iii) in the event of any review by the U.K. Office of Fair Trading or, if applicable, the U.K. Secretary of State for Trade and Industry, indications reasonably satisfactory to each of Transocean and GlobalSantaFe that the Merger will not be referred to the Competition Commission shall have been received or, if the Merger is referred to the Competition Commission, indications reasonably satisfactory to each of Transocean and GlobalSantaFe that the Merger can proceed, (iv) any mandatory waiting period under any applicable Non-U.S. Antitrust Laws (where the failure to observe such waiting period referred to in this clause (iv) would, in the reasonable judgment of either Transocean or GlobalSantaFe, reasonably be expected to require any Competition Actions shall have expired or been terminated and (v) there shall not have been a final or preliminary administrative order denying approval of or prohibiting the Merger issued by a Governmental Entity with jurisdiction to enforce applicable Non-U.S. Antitrust Laws, which order is in the reasonable judgment of either Transocean or GlobalSantaFe reasonably likely to require any Competition Actions.

          (c)   None of the parties hereto shall be subject to any decree, order or injunction of a court of competent jurisdiction, U.S. or non-U.S., which prohibits the consummation of the Merger or the Reclassification; provided, however, that, prior to invoking this condition, each party agrees to comply with Section 7.5, and with respect to other matters not covered by Section 7.5, to use its reasonable best efforts to have any such decree, order or injunction lifted or vacated; and no statute, rule or regulation shall have been enacted by any Governmental Entity which prohibits or makes unlawful the consummation of the Merger or the Reclassification.

          (d)   The Form S-4 shall have become effective and no stop order with respect thereto shall be in effect.

          (e)   The Transocean Ordinary Shares to be issued pursuant to the Merger and the Reclassification and the other transactions contemplated by this Agreement shall have been authorized for listing on the NYSE, subject to official notice of issuance.

          (f)    The Amended and Restated Transocean Memorandum and the Amended and Restated Transocean Articles shall have been filed with the Registrar of Companies of the Cayman Islands and shall be effective.

          (g)   The Transocean Court Order and the GlobalSantaFe Court Orders shall have been filed with the Registrar of Companies of the Cayman Islands.

          (h)   Transocean and GlobalSantaFe shall each be reasonably satisfied that all of the conditions to the funding under the Financing Commitments or New Financing Commitments or other commitments on terms no less favorable in the aggregate to the borrower than those set forth in the Financing Commitments or New Financing Commitments (in each case other than those conditions that by their nature cannot be satisfied until the closing of such financing or the Closing under this Agreement) shall have been satisfied by Transocean to provide at the time required funds that will be sufficient to enable Transocean to deliver the aggregate Transocean Cash Consideration and the aggregate GlobalSantaFe Cash Consideration payable by virtue of the Merger and the Reclassification in accordance with this Agreement.

        Section 8.2    Conditions to Obligation of GlobalSantaFe to Effect the Merger.    The obligation of GlobalSantaFe to effect the Merger shall be subject to the fulfillment or waiver at or prior to the Closing Date of the following conditions:

          (a)   (i) Transocean and Merger Sub shall have performed, in all material respects, their covenants and agreements contained in this Agreement required to be performed on or prior to the Closing Date, (ii) (x) the representations and warranties of Transocean and Merger Sub set forth in Section 6.1 shall be true and correct in all respects (except, in each such case, for any inaccuracies that are de minimis in the aggregate) at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date) and (y) the representations and warranties of Transocean and Merger Sub set forth in Sections 6.2 and 6.3 shall be true and correct in all respects (except, in each such case, for any inaccuracies that are de minimis in the aggregate) both at and as of the date of this Agreement and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), (iii) the representations and warranties of each of Transocean and Merger Sub set forth in this Agreement (other than the representations and warranties set forth in Sections 6.1, 6.2 and 6.3) shall be true and correct (without giving effect to any limitation as to "materiality" or "Transocean Material Adverse Effect" set forth therein) as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except in the case of this clause (iii) where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "Transocean Material Adverse Effect" set forth therein), individually or in the aggregate, has not had, and would not be reasonably likely to have or result in, a Transocean Material Adverse Effect, and (iv) GlobalSantaFe shall have received a certificate of each of Transocean and Merger Sub, executed on its behalf by its President or one of its Vice Presidents, dated the Closing Date, certifying the satisfaction of the conditions set out in clauses (i), (ii) and (iii) hereof.

          (b)   GlobalSantaFe shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to GlobalSantaFe, in form and substance reasonably satisfactory to GlobalSantaFe and dated the Closing Date, to the effect that, on the basis of certain facts, representations and assumptions set forth in such opinion, for United States federal income tax purposes, the Merger will be treated as a reorganization qualifying under section 368(a) of the Code. The opinion may state that the conclusions expressed therein are not entirely free from doubt and may include other qualifications and limitations as expressed therein. In rendering such opinion, such counsel shall be entitled to receive and rely upon representations of officers of GlobalSantaFe and Transocean, substantially in the form of Exhibits 8.2 and 8.3, respectively, dated as of the Closing Date, and shall be entitled to rely upon an opinion from Maples & Calder as to certain matters of Cayman Islands law.

        Section 8.3    Conditions to Obligation of Transocean and Merger Sub to Effect the Merger and the Reclassification.    The obligation of Transocean and Merger Sub to effect the Merger and the Reclassification shall be subject to the fulfillment or waiver at or prior to the Closing Date of the following conditions:

          (a)   (i) GlobalSantaFe shall have performed, in all material respects, its covenants and agreements contained in this Agreement required to be performed on or prior to the Closing Date, (ii) (x) the representations and warranties of GlobalSantaFe set forth in Section 5.1 shall be true and correct in all respects (except, in each such case, for any inaccuracies that are de minimis in the aggregate) at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date) and (y) the representations and warranties of GlobalSantaFe set forth in Sections 5.2 and 5.3 shall be true and correct in all respects (except, in each such case, for any inaccuracies that are de minimis in the aggregate) both at and as of the date of this Agreement and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), (iii) the representations and warranties of GlobalSantaFe set forth in this Agreement (other than the representations and warranties set forth in Sections 5.1, 5.2 and 5.3) shall be true and correct (without giving effect to any limitation as to "materiality" or "GlobalSantaFe Material Adverse Effect" set forth therein) as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except in the case of this clause (iii) where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "GlobalSantaFe Material Adverse Effect" set forth therein), individually or in the aggregate, has not had, and would not be reasonably likely to have or result in, a GlobalSantaFe Material Adverse Effect, and (iv) Transocean shall have received a certificate of GlobalSantaFe, executed on its behalf by its President or one of its Vice Presidents, dated the Closing Date, certifying the satisfaction of the conditions set out in clauses (i), (ii) and (iii) hereof.

          (b)   Transocean shall have received the opinion of Baker Botts L.L.P., counsel to Transocean, in form and substance reasonably satisfactory to Transocean and dated the Closing Date, to the effect that, on the basis of certain facts, representations and assumptions set forth in such opinion, for United States federal income tax purposes, (1) the Merger will be treated as a reorganization qualifying under section 368(a) of the Code and (2) Transocean shareholders will recognize no income or gain in the Reclassification except with respect to cash received in the Reclassification. The opinion may state that the conclusions expressed therein are not entirely free from doubt and may include other qualifications and limitations as expressed therein. In rendering such opinion, such counsel shall be entitled to receive and rely upon representations of officers of GlobalSantaFe and Transocean, substantially in the form of Exhibits 8.2 and 8.3, respectively, dated as of the Closing Date, and shall be entitled to rely upon an opinion from Walkers Global as to certain matters of Cayman Islands law.

ARTICLE 9

TERMINATION

        Section 9.1    Termination by Mutual Consent.    This Agreement may be terminated at any time prior to the Effective Time by the mutual written consent of Transocean and GlobalSantaFe.

        Section 9.2    Termination by Transocean or GlobalSantaFe.    This Agreement may be terminated at any time prior to the Effective Time by action of the Board of Directors of Transocean or GlobalSantaFe if:

          (a)   the Merger and the Reclassification shall not have been consummated by July 21, 2008; provided, however, that the right to terminate this Agreement pursuant to this clause (a) shall not be available to any party whose failure to perform or observe in any material respect any of its obligations under this Agreement in any manner shall have been the cause of, or resulted in, the failure of the Merger and the Reclassification to occur on or before such date;

          (b)   a meeting (including adjournments and postponements) of GlobalSantaFe's shareholders for the purpose of obtaining the approval required by Section 8.1(a)(ii) shall have been held and such shareholder approval shall not have been obtained, provided, however, that the right to terminate this Agreement pursuant to this Section 9.2(b) shall not be available to GlobalSantaFe where the failure to obtain the GlobalSantaFe Shareholder Approval is proximately caused by (i) a withdrawal, modification or change in the GlobalSantaFe Board of Directors' recommendation that is not permitted by Section 7.4 or (ii) a breach by GlobalSantaFe of Section 7.2;

          (c)   a meeting (including adjournments and postponements) of Transocean's shareholders for the purpose of obtaining the approvals required by Section 8.1(a)(i) shall have been held and such shareholder approval shall not have been obtained, provided, however, that the right to terminate this Agreement pursuant to this Section 9.2(c) shall not be available to Transocean where the failure to obtain the Transocean Shareholder Approvals is proximately caused by (i) a withdrawal, modification or change in the Transocean Board of Directors' recommendation that is not permitted by Section 7.4 or (ii) a breach by Transocean of Section 7.3; or

          (d)   a U.S. federal, state or non-U.S. court of competent jurisdiction or federal, state or non-U.S. governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; provided, however, that the party seeking to terminate this Agreement pursuant to this clause (d) shall have complied with Section 7.5 and, with respect to other matters not covered by Section 7.5, shall have used its reasonable best efforts to remove such injunction, order or decree.

        Section 9.3    Termination by GlobalSantaFe.    This Agreement may be terminated at any time prior to the Effective Time by action of the Board of Directors of GlobalSantaFe, after consultation with its outside legal advisors, if:

          (a)   (i) there has been a breach by Transocean or Merger Sub of any representation, warranty, covenant or agreement set forth in this Agreement or if any representation or warranty of Transocean or Merger Sub shall have become untrue, in either case such that the conditions set forth in Section 8.2(a) would not be satisfied and (ii) such breach is not curable, or, if curable, is not cured within 30 days after written notice of such breach is given to Transocean by GlobalSantaFe; provided, however, that the right to terminate this Agreement pursuant to Section 9.3(a) shall not be available to GlobalSantaFe if it, at such time, is in breach of any representation, warranty, covenant or agreement set forth in this Agreement such that the conditions set forth in Section 8.3(a) shall not be satisfied;

          (b)   a Transocean Adverse Recommendation Change shall have occurred or the Board of Directors of Transocean or any committee thereof shall have resolved to make a Transocean Adverse Recommendation Change; provided that the approvals required by Section 8.1(a)(i) have not been obtained prior to such termination; or

          (c)   prior to the Cutoff Date, (i) the Board of Directors of GlobalSantaFe has received a GlobalSantaFe Superior Proposal, (ii) in light of such GlobalSantaFe Superior Proposal the Board of Directors of GlobalSantaFe shall have determined in good faith, after consultation with its outside legal advisors and financial advisors, that proceeding with the Merger would be inconsistent with its fiduciary obligations, (iii) GlobalSantaFe has complied in all material respects with Section 7.2, (iv) GlobalSantaFe has previously paid (or concurrently pays) the fee provided for under Section 9.5(a), and (v) the Board of Directors of GlobalSantaFe concurrently approves, and GlobalSantaFe concurrently enters into, a binding definitive written agreement providing for the implementation of such GlobalSantaFe Superior Proposal; provided that GlobalSantaFe may not effect such termination pursuant to this Section 9.3(c) unless and until (i) Transocean receives at least seven calendar days' prior written notice from GlobalSantaFe of its intention to effect such termination pursuant to this Section 9.3(c); and (ii) during such seven calendar day period, GlobalSantaFe shall, and shall cause its respective financial and legal advisors to, consider any adjustment in the terms and conditions of this Agreement that Transocean may propose (it being understood that in the event of any material revisions to the GlobalSantaFe Superior Proposal, GlobalSantaFe shall be required to deliver a new written notice to Transocean pursuant to this Section 9.3(c) and to comply with the requirements of this Section 9.3 with respect to such new written information, except that all references in this proviso to seven calendar days shall be deemed to be references to five calendar days in such event).

        Section 9.4    Termination by Transocean.    This Agreement may be terminated at any time prior to the Effective Time by action of the Board of Directors of Transocean, after consultation with its outside legal advisors, if:

          (a)   (i) there has been a breach by GlobalSantaFe of any representation, warranty, covenant or agreement set forth in this Agreement or if any representation or warranty of GlobalSantaFe shall have become untrue, in either case such that the conditions set forth in Section 8.3(a) would not be satisfied and (ii) such breach is not curable, or, if curable, is not cured within 30 days after written notice of such breach is given by Transocean to GlobalSantaFe; provided, however, that the right to terminate this Agreement pursuant to Section 9.4(a) shall not be available to Transocean if it, at such time, is in breach of any representation, warranty, covenant or agreement set forth in this Agreement such that the conditions set forth in Section 8.2(a) shall not be satisfied;

          (b)   a GlobalSantaFe Adverse Recommendation Change shall have occurred or the Board of Directors of GlobalSantaFe or any committee thereof shall have resolved to make a GlobalSantaFe

  Adverse Recommendation Change; provided that the approvals required by Section 8.1(a)(ii) have not been obtained prior to such termination; or

          (c)   prior to the Cutoff Date, (i) the Board of Directors of Transocean has received a Transocean Superior Proposal, (ii) in light of such Transocean Superior Proposal the Board of Directors of Transocean shall have determined in good faith, after consultation with its outside legal advisors and financial advisors, that proceeding with the Merger or the Reclassification would be inconsistent with its fiduciary obligations, (iii) Transocean has complied in all material respects with Section 7.3, (iv) Transocean has previously paid (or concurrently pays) the fee provided for under Section 9.5(b) and (v) the Board of Directors of Transocean concurrently approves, and Transocean concurrently enters into, a binding definitive written agreement providing for the implementation of such Transocean Superior Proposal; provided that Transocean may not effect such termination pursuant to this Section 9.4(c) unless and until (i) GlobalSantaFe receives at least seven calendar days' prior written notice from Transocean of its intention to effect such termination pursuant to this Section 9.4(c); and (ii) during such seven calendar day period, Transocean shall, and shall cause its respective financial and legal advisors to, consider any adjustment in the terms and conditions of this Agreement that GlobalSantaFe may propose (it being understood that in the event of any material revisions to the Transocean Superior Proposal, Transocean shall be required to deliver a new written notice to GlobalSantaFe pursuant to this Section 9.4(c) and to comply with the requirements of this Section 9.4 with respect to such new written information, except that all references in this proviso to seven calendar days shall be deemed to be references to five calendar days in such event).

        Section 9.5    Effect of Termination.

        (a)   (i)    If this Agreement is terminated:

            (A)  by Transocean or GlobalSantaFe pursuant to Section 9.2(b) [failure to obtain GlobalSantaFe Shareholder Approval] (1) after the public disclosure of a GlobalSantaFe Acquisition Proposal (unless such disclosure occurs after the date of the failure to obtain shareholder approval pursuant to Section 9.2(b)), whether or not the GlobalSantaFe Acquisition Proposal is still pending or has been consummated, and either (a) prior to such failure to obtain shareholder approval, the Board of Directors of GlobalSantaFe determines that such GlobalSantaFe Acquisition Proposal constitutes a GlobalSantaFe Superior Proposal (as determined in accordance with the provisions of Section 7.2) or (b) within 12 months after the termination of this Agreement, GlobalSantaFe or any of its Subsidiaries enters into a definitive agreement providing for a GlobalSantaFe Acquisition Proposal, or a GlobalSantaFe Acquisition Proposal is consummated, or (2) if the failure to obtain the GlobalSantaFe Shareholder Approval was proximately caused by a breach by GlobalSantaFe of Section 7.2 or 7.4; or

            (B)  by Transocean pursuant to Section 9.4(b) [GlobalSantaFe Adverse Recommendation Change], if such GlobalSantaFe Adverse Recommendation Change (or resolution to make such GlobalSantaFe Adverse Recommendation Change) was in response to a GlobalSantaFe Acquisition Proposal; or

            (C)  by GlobalSantaFe pursuant to Section 9.3(c) [fiduciary out];

    then (x) at the time of entry into such definitive agreement or consummation of such GlobalSantaFe Acquisition Proposal, in the case of clause (A)(1)(b), or (y) at the time of such termination, in each other case, GlobalSantaFe shall pay Transocean a fee of $300 million in cash by wire transfer to an account designated by Transocean.

           (ii)  If this Agreement is terminated by GlobalSantaFe pursuant to Section 9.3(c) and in accordance with the terms thereof, no fee additional to the fee specified in Section 9.3(c) shall be payable by GlobalSantaFe to Transocean.

        (b)   (i)    If this Agreement is terminated:

            (A)  by Transocean or GlobalSantaFe pursuant to Section 9.2(c) [failure to obtain Transocean Shareholder Approvals] (1) after the public disclosure of a Transocean Acquisition Proposal (unless such disclosure occurs after the date of the failure to obtain shareholder approval pursuant to Section 9.2(c)), whether or not the Transocean Acquisition Proposal is still pending or has been consummated, and either (a) prior to such failure to obtain shareholder approval, the Board of Directors of Transocean determines that such Transocean Acquisition Proposal constitutes a Transocean Superior Proposal (as determined in accordance with the provisions of Section 7.3) or (b) within 12 months after the termination of this Agreement, Transocean or any of its Subsidiaries enters into a definitive agreement providing for a Transocean Acquisition Proposal, or a Transocean Acquisition Proposal is consummated, or (2) if the failure to obtain the Transocean Shareholder Approvals was proximately caused by a breach by Transocean of Section 7.3 or 7.4; or

            (B)  by GlobalSantaFe pursuant to Section 9.3(b) [Transocean Adverse Recommendation Change], if such Transocean Adverse Recommendation Change (or resolution to make such Transocean Adverse Recommendation Change) was in response to a Transocean Acquisition Proposal; or

            (C)  by Transocean pursuant to Section 9.4(c) [fiduciary out];

    then (x) at the time of entry into such definitive agreement or consummation of such Transocean Acquisition Proposal, in the case of clause (A)(1)(b), or (y) at the time of such termination, in each other case, Transocean shall pay GlobalSantaFe a fee of $300 million in cash by wire transfer to an account designated by GlobalSantaFe.

           (ii)  If this Agreement is terminated by Transocean pursuant to Section 9.4(c) and in accordance with the terms thereof, no fee additional to the fee specified in Section 9.4(c) shall be payable by Transocean to GlobalSantaFe.

        (c)   If this Agreement is terminated by GlobalSantaFe or Transocean pursuant to Section 9.2(b) or by Transocean pursuant to Section 9.4(b) (in either case other than in any circumstances where a fee is payable under Section 9.5(a)), then GlobalSantaFe shall reimburse Transocean for its third party costs and expenses in connection with this transaction, up to a maximum of $30 million. If this Agreement is terminated by GlobalSantaFe or Transocean pursuant to Section 9.2(c) or by GlobalSantaFe pursuant to Section 9.3(b) (in either case other than in any circumstances where a fee is payable under Section 9.5(b)), then Transocean shall reimburse GlobalSantaFe for its third party costs and expenses in connection with this transaction, up to a maximum of $30 million. In circumstances where this Section 9.5(c) requires a reimbursement of costs and expenses, the reimbursing party shall reimburse the other party for such costs and expenses on the later of (i) the day that is three business days after the date of termination of this Agreement and (ii) the day that is three business days after the delivery of documentation of such costs and expenses. In the event the payment of a fee by GlobalSantaFe is required pursuant to Section 9.5(a)(i)(A)(1)(b) or the payment of a fee by Transocean is required pursuant to Section 9.5(b)(i)(A)(1)(b), and such party has already reimbursed Transocean or GlobalSantaFe, respectively, for its third party costs and expenses pursuant to this Section 9.5(c), the amount of such costs and expenses so reimbursed will be offset against the fee payable.

        (d)   In the event of termination of this Agreement and the abandonment of the Merger and the Reclassification pursuant to this Article 9, all obligations of the parties hereto shall terminate, except the obligations of the parties pursuant to this Section 9.5, the last sentence of Section 7.6, Section 7.12 and Section 7.16(c) and except for the provisions of Sections 10.2, 10.3, 10.4, 10.6, 10.8, 10.9, 10.11, 10.12, 10.13, 10.14 and 10.15, provided that nothing herein shall relieve any party from any liability for any willful and material breach by such party of any of its representations, warranties, covenants or agreements set forth in this Agreement and all rights and remedies of such nonbreaching party under this Agreement in the case of such a willful and material breach, at law or in equity, shall be preserved. The Confidentiality and Standstill Agreement shall survive any termination of this Agreement, and the provisions of the Confidentiality and Standstill Agreement shall apply to all information and material delivered by any party hereunder.

        (e)   In the event that GlobalSantaFe shall fail to pay the termination fee and/or expenses when due, or Transocean shall fail to pay the termination fee and/or expenses when due, as contemplated in either case by Section 9.5, such fee and/or expenses, as the case may be, shall accrue interest for the period commencing on the date such fee and/or expenses, as the case may be, became past due, at a rate equal to the rate of interest publicly announced by Citibank, in the City of New York, from time to time during such period, as such bank's prime lending rate. In addition, if either party shall fail to pay the fee and/or expenses, as the case may be, when due, such owing party shall also pay to the owed party all of the owed party's costs and expenses (including attorneys' fees) in connection with efforts to collect such fee and/or expenses, as the case may be. Transocean and GlobalSantaFe acknowledge that the fees, expense reimbursement and the other provisions of this Section 9.5 are an integral part of the Merger and the Reclassification and that, without these agreements, Transocean and GlobalSantaFe would not enter into this Agreement.

        Section 9.6    Extension; Waiver.    At any time prior to the Effective Time, each party may by action taken by its Board of Directors or by any committee of the Board of Directors, or any director or officer, properly delegated by the Board of Directors, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

ARTICLE 10

GENERAL PROVISIONS

        Section 10.1    Nonsurvival of Representations, Warranties and Agreements.    The representations and warranties contained in this Agreement or in any certificates or other documents delivered prior to or as of the Effective Time shall survive until (but not beyond) the Effective Time. The covenants and agreements of the parties hereto shall survive the Effective Time without limitation (except for those which, by their terms, contemplate a shorter survival period and except for the covenants and agreements in Sections 7.2, 7.3, 7.4, 7.5, 7.7, 7.8, 7.9, 7.10 and 7.15, which shall survive until (but not beyond) the Effective Time).

        Section 10.2    Notices.    Except as otherwise provided herein, any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission or by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

          (a)   if to Transocean or Merger Sub:

      Transocean Inc.
      4 Greenway Plaza
      Houston, Texas 77046
      Attention: Eric B. Brown
      Telephone: (713) 232-7500
      Facsimile: (713) 232-7600

      with a copy to:

      Baker Botts L.L.P.
      One Shell Plaza
      910 Louisiana
      Houston, Texas 77002-4995
      Attention: Gene J. Oshman
                        John D. Geddes
      Telephone: (713) 229-1234
      Facsimile: (713) 229-7778

          (b)   if to GlobalSantaFe:

      GlobalSantaFe Corporation
      15375 Memorial Drive
      Houston, Texas 77079
      Attention: Jim McCulloch
      Telephone: (281) 925-6918
      Facsimile: (281) 925-6909

      with a copy to:

      Skadden, Arps, Slate, Meagher & Flom LLP
      Four Times Square
      New York, New York 10036
      Telephone: (212) 735-3000
      Facsimile: (212) 735-2000
      Attention: Peter Allan Atkins
                        Frank Ed Bayouth II

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

        Section 10.3    Assignment; Binding Effect; Benefit.    Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, except for (a) the provisions of Section 7.13, (b) the right of GlobalSantaFe shareholders to receive the GlobalSantaFe Merger Consideration after the Closing (a claim with respect to which may not be made unless and until the Closing shall have occurred), (c) the right of Transocean shareholders to receive the Transocean Reclassification Consideration after the Closing (a claim with respect to which may not be made unless and until the Closing shall have occurred), (d) the right of each party, on behalf of its shareholders, to pursue damages in the event of the other party's willful breach of this Agreement, or fraud, which right is hereby acknowledged and agreed, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

        Section 10.4    Entire Agreement.    This Agreement, the exhibits to this Agreement, the Transocean Disclosure Letter, the GlobalSantaFe Disclosure Letter and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto, except that the Confidentiality and Standstill Agreement shall continue in effect. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

        Section 10.5    Amendments.    This Agreement may be amended by the parties hereto, by action taken or authorized by their Boards of Directors, at any time before or after approval of matters presented in connection with the Merger and the Reclassification by the shareholders of Transocean or GlobalSantaFe, but after any such shareholder approval, no amendment shall be made which by law requires the further approval of shareholders without obtaining such further approval. The parties agree that in the event that it becomes reasonably apparent to both parties that the consummation of a direct amalgamation of GlobalSantaFe with Transocean by way of a scheme of arrangement is more practicable than the Merger, the parties agree to take such actions as shall be reasonably necessary to restructure the transaction contemplated hereby accordingly, and that thereafter all references herein to the "Merger" shall be deemed to refer to such alternate scheme. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

        Section 10.6    Governing Law.    Except to the extent that the laws of the jurisdiction of organization of any party hereto, or any other jurisdiction, are mandatorily applicable to the Merger and the Reclassification or to matters arising under or in connection with this Agreement, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its rules of conflicts of laws.

        Section 10.7    Counterparts.    This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

        Section 10.8    Headings.    Headings of the Articles and Sections of this Agreement are for the convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.

        Section 10.9    Interpretation.    In this Agreement:

          (a)   Unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, words denoting any gender shall include all genders, and words denoting natural persons shall include corporations and partnerships and vice versa.

          (b)   The phrase "to the knowledge of" and similar phrases relating to knowledge of Transocean or GlobalSantaFe, as the case may be, shall mean, with respect to Transocean, the actual knowledge of Robert L. Long, Jean P. Cahuzac, Steven L. Newman, Eric B. Brown, Gregory L. Cauthen, David J. Mullen and David A. Tonnel and, with respect to GlobalSantaFe, the actual knowledge of Jon A. Marshall, W. Matt Ralls, Michael R. Dawson, Robert L. Herrin, Jr., Roger B. Hunt, James L. McCulloch, Cheryl D. Richard and R. Blake Simmons.

          (c)   As used in this Agreement, any reference to any fact, circumstance, event, change, effect or occurrence having a "Material Adverse Effect" with respect to any Person means any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate, with all other facts, circumstances, events, changes, effects or occurrences, has had or would be reasonably likely to have a material adverse effect on the assets, properties, business, results of operation or condition (financial or otherwise) of such Person and its Subsidiaries, taken as a whole, or that would be reasonably likely to prevent or materially delay or materially impair the ability of such Person to perform its obligations hereunder or to consummate the Merger, the Reclassification or the other transactions contemplated hereby, but shall not include (i) facts, circumstances, events, changes, effects or occurrences generally affecting the drilling services industry or the economy or the financial or securities markets in the United States or elsewhere in the world, including any regulatory or political conditions or developments, or any outbreak or escalation of hostilities, declared or undeclared acts of war, terrorism or insurrection, except to the extent any fact, circumstance, event, change, effect or occurrence relative to other comparable industry participants materially disproportionately impacts the assets, properties, business, results of operation or condition (financial or otherwise) of such Person and its Subsidiaries, taken as a whole, (ii) facts, circumstances, events, changes, effects or occurrences to the extent directly resulting from the announcement of the execution of this Agreement or the consummation of the transactions contemplated hereby (without diminishing the effect of any representations or warranties herein), (iii) fluctuations in the price or trading volume of the ordinary shares of such Person; provided, that the exception in this clause (iii) shall not prevent or otherwise affect a determination that any fact, circumstance, event, change, effect or occurrence underlying such fluctuation has resulted in, or contributed to, a Material Adverse Effect with respect to such Person, (iv) facts, circumstances, events, changes, effects or occurrences to the extent resulting from any changes in Applicable Law or in GAAP (or the interpretation thereof) after the date hereof, (v) facts, circumstances, events, changes, effects or occurrences to the extent resulting from any legal proceedings made or brought by any of the current or former shareholders of such Person (on their own behalf or on behalf of such Person) arising out of or related to this Agreement or any of the transactions contemplated hereby or (vi) any failure by such Person to meet any published analyst estimates or expectations of such Person's revenue, earnings or other financial performance or results of operations for any period or any failure by such Person to meet its internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations; provided, that the exception in this clause (vi) shall not prevent or otherwise affect a determination that any fact, circumstance, event, change, effect or occurrence underlying such failure has resulted in, or contributed to, a Material Adverse Effect with respect to such Person.

          (d)   The term "Subsidiary," when used with respect to any party, means any corporation or other organization (including a limited liability company), whether incorporated or unincorporated, of which such party directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization or any organization of which such party is a general partner.

          (e)   When a reference is made in this Agreement to Articles or Sections, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated.

          (f)    Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation."

          (g)   The phrase "the date of this Agreement," "date hereof" and terms of similar import, unless the context otherwise requires, shall be deemed to refer to July 21, 2007.

          (h)   Any statute, rule or regulation defined or referred to herein means such statute, rule or regulation as from time to time amended, modified or supplemented, including by succession of comparable successor statutes, rules and regulations and references to all attachments thereto and instruments incorporated therein.

          (i)    The phrase "made available" when used in this Agreement shall mean that the information referred to has been made available to the party to whom such information is to be made available.

        Section 10.10    Waivers.    Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

        Section 10.11    Incorporation of Exhibits.    The exhibits attached hereto and referred to herein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

        Section 10.12    Severability.    Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

        Section 10.13    Enforcement of Agreement.

        (a)   The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity. No party shall object to the other parties' right to specific performance as a remedy for breach of this Agreement.

        (b)   Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Delaware state court or any Federal court located in the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated herein, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated herein in any court other than any Delaware state court or any Federal court sitting in the State of Delaware.

        (c)   Each of Transocean and GlobalSantaFe designates and appoints The Corporation Trust Company and such Person's successors and assigns as its lawful agent in the United States of America upon which may be served, and which may accept and acknowledge, for and on behalf of such party all process in any action, suit or proceedings that may be brought against such party in any of the courts referred to in this Section, and agrees that such service of process, or the acceptance or acknowledgment thereof by said agent, shall be valid, effective and binding in every respect.

        Section 10.14    Waiver of Jury Trial.    EACH OF TRANSOCEAN, GLOBALSANTAFE AND MERGER SUB HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS OF TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

        Section 10.15    No Recourse.    This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no past, present or future affiliate, director, officer, employee, incorporator, member, manager, partner, shareholder, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

        IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.

TRANSOCEAN INC.
By:	/s/ Robert L. Long
Name:	Robert L. Long
Title:	Chief Executive Officer
GLOBALSANTAFE CORPORATION
By:	/s/ Jon A. Marshall
Name:	Jon A. Marshall
Title:	President and Chief Executive Officer
TRANSOCEAN WORLDWIDE INC.
By:	/s/ Robert L. Long
Name:	Robert L. Long
Title:	President

Annex B

PERSONAL AND CONFIDENTIAL

July 21, 2007

Board of Directors
Transocean Inc.
4 Greenway Plaza
Houston, Texas 77046

Ladies and Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to Transocean Inc. (the "Company"), after taking into account the Proposed Reclassification (as defined below), of the GlobalSantaFe Merger Consideration (as defined below) in the aggregate to be paid by the Company in respect of each share of ordinary stock, par value $0.01 per share (the "GlobalSantaFe Ordinary Shares"), of GlobalSantaFe Corporation ("GlobalSantaFe") pursuant to the Agreement and Plan of Merger, dated as of July 21, 2007 (the "Agreement"), by and among the Company, Transocean Worldwide Inc., a wholly owned subsidiary of the Company ("Transocean Merger Sub"), and GlobalSantaFe. Pursuant to the Agreement, GlobalSantaFe will be merged with and into Transocean Merger Sub (the "Merger") and each outstanding GlobalSantaFe Ordinary Share will be converted into the right to receive (i) 0.4757 ordinary shares, par value $0.01 per share (the "Company Ordinary Shares"), of the Company (the "GlobalSantaFe Share Consideration") and (ii) an amount in cash equal to $22.46 (the "GlobalSantaFe Cash Consideration", and, together with the GlobalSantaFe Share Consideration, the "GlobalSantaFe Merger Consideration"). The Agreement provides that immediately prior to consummation of the Merger, each outstanding Company Ordinary Share will be reclassified as and converted into the right to receive 0.6996 Company Ordinary Shares and $33.03 in cash (the "Proposed Reclassification"), as more fully described in the Agreement.

Goldman, Sachs & Co. and its affiliates, as part of their investment banking business, are continually engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and other transactions as well as for estate, corporate and other purposes. We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the transaction contemplated by the Agreement (the "Transaction"). We expect to receive fees for our financial advisory services in connection with the Transaction, all of which are contingent upon consummation of the Transaction, and the Company has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement. An affiliate of Goldman Sachs is expected to provide acquisition financing to the Company in connection with the Transaction, for which we will receive customary fees.

In addition, we have provided and are currently providing certain investment banking and other financial services to the Company and its affiliates, including having acted (i) as co-manager of a public offering of 17,940,000 Class A Shares of TODCO, an affiliate of the Company, in September 2004, (ii) as co-manager of a public offering of 14,950,000 Class A Shares of TODCO in December 2004, (iii) as dealer manager in connection with a tender offer for the Company's 8% debentures due 2027 (aggregate principal amount $143,000,000) in December 2004, (iv) as a participant in a revolving credit facility extended to the Company (aggregate principal amount $1,000,000,000) in July 2005, (v) as agent in connection with repurchases by the Company of Company Ordinary Shares in December 2005 and from time to time, and (vi) as lead manager of a public offering of the Company's floating rate notes due September 2008 (aggregate principal amount $1,000,000,000) in September 2006. We have provided certain investment banking and other financial services to GlobalSantaFe and its affiliates from time to time, including having acted (i) as bookrunner of a public offering of 23,500,000 GlobalSantaFe Ordinary Shares in April 2005 and (ii) as participant in a revolving credit facility extended to GlobalSantaFe (aggregate principal amount $500,000,000) in August 2006. We also may provide investment banking and other financial services to the Company, GlobalSantaFe and their respective affiliates in the future. In connection with the above-described services we have received, and may receive, compensation.

Goldman, Sachs & Co. is a full service securities firm engaged, either directly or through its affiliates, in securities trading, investment management, financial planning and benefits counseling, risk management, hedging, financing and brokerage activities for both companies and individuals. In the ordinary course of these activities, Goldman, Sachs & Co. and its affiliates may provide such services to the Company, GlobalSantaFe and their respective affiliates, may actively trade the debt and equity securities (or related derivative securities) of the Company and GlobalSantaFe for their own account and for the accounts of their customers and may at any time hold long and short positions of such securities.

In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company and GlobalSantaFe for the five fiscal years ended December 31, 2006; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company and GlobalSantaFe; certain other communications from the Company and GlobalSantaFe to their respective stockholders; certain internal financial analyses and forecasts for the Company prepared by its management and certain financial analyses and forecasts for GlobalSantaFe prepared by the management of the Company (the "Forecasts"), including certain cost savings and operating synergies projected by the management of the Company to result from the Transaction (the "Synergies"). We also have held discussions with members of the senior management of the Company and GlobalSantaFe regarding their assessment of the strategic rationale for, and the potential benefits of, the Transaction and the past and current business operations, financial condition and future prospects of their respective companies. In addition, we have reviewed the reported price and trading activity for Company Ordinary Shares and GlobalSantaFe Ordinary Shares, compared certain financial and stock market information for GlobalSantaFe and the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the oilfield services industry specifically and in other industries generally and performed such other studies and analyses, and considered such other factors, as we considered appropriate.

For purposes of rendering this opinion, we have relied upon and assumed, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial, accounting, legal, tax and other information provided to, discussed with or reviewed by us. In that regard, we have assumed with your consent that the Forecasts, including the Synergies, have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of the Company or GlobalSantaFe or any of their respective subsidiaries and we have not been furnished with any such evaluation or appraisal. We also have assumed that all governmental, regulatory or other consents or approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or GlobalSantaFe or on the expected benefits of the Transaction in any way meaningful to our analysis. Our opinion does not address any legal, regulatory, tax or accounting matters.

Our opinion does not address the underlying business decision of the Company to engage in the Transaction or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company, nor are we expressing any opinion as to the Proposed Reclassification or the prices at which the Company Ordinary Shares will trade at any time. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Company Ordinary Shares should vote with respect to such Transaction, the Proposed Reclassification or any other matter.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, and after taking into consideration the Proposed Reclassification, the GlobalSantaFe Merger Consideration to be paid by the Company to the holders of outstanding GlobalSantaFe Ordinary Shares is fair from a financial point of view to the Company.

Very truly yours,
/s/ Goldman, Sachs & Co. (GOLDMAN, SACHS & CO.)

Annex C

July 21, 2007

Board of Directors
GlobalSantaFe Corporation
15375 Memorial Drive
Houston, TX 77079

Members of the Board:

        We understand that GlobalSantaFe Corporation (the "Company") intends to enter into a transaction (the "Proposed Transaction") with Transocean, Inc. ("Transocean"), pursuant to which (i) the Company will merge with and into a wholly owned subsidiary of Transocean ("Merger Sub"), with the Merger Sub surviving the merger, and (ii) upon the effectiveness of the merger, each share of common stock of the Company then issued and outstanding, other than shares to be cancelled pursuant to the Agreement (as defined below), will be converted into the right to receive 0.4757 shares of the common stock of Transocean and $22.46 in cash (the "Consideration"). We also understand that, pursuant to the Agreement, immediately prior to the effectiveness of the merger, each share of common stock of Transocean then issued and outstanding will be reclassified into the right to receive 0.6996 shares of the common stock of Transocean and $33.03 in cash. The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement and Plan of Merger dated as of July 21, 2007 among the Company, Transocean and Merger Sub (the "Agreement").

        We have been requested by the Board of Directors of the Company to render our opinion with respect to the fairness, from a financial point of view, to the Company's stockholders of the Consideration to be offered to such stockholders in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the Company's underlying business decision to proceed with or effect the Proposed Transaction.

        In arriving at our opinion, we reviewed and analyzed: (1) the Agreement and the specific terms of the Proposed Transaction; (2) publicly available information concerning the Company and Transocean that we believe to be relevant to our analysis, including the Annual Reports on Forms 10-K for the fiscal year ended December 31, 2006 and Quarterly Reports on Forms 10-Q for the quarter ended March 31, 2007 for each of the Company and Transocean; (3) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company, including financial projections of the Company prepared by the management of the Company; (4) financial and operating information with respect to the business, operations and prospects of Transocean furnished to us by the Company, including financial projections of Transocean prepared by the management of the Company; (5) the trading histories of the Company's common stock and Transocean's common stock from July 20, 2004 to July 20, 2007 and a comparison of those trading histories with each other and with those of other companies that we deemed relevant; (6) a comparison of the historical financial results and present financial condition of the Company and Transocean with each other and with those of other companies that we deemed relevant; (7) the potential pro forma impact of the Proposed Transaction on the current and future financial performance of the combined company, including the amounts and timing of the cost savings and operating synergies expected to result from the Proposed Transaction (the "Expected Synergies"); (8) published estimates by independent equity research analysts with respect to the future financial performance of the Company and Transocean; and (9) the relative contributions of the Company and Transocean to the current and future financial performance of the combined company on a pro forma basis. In addition, we have had discussions with the management of the Company and Transocean concerning their respective

C-1

businesses, operations, assets, liabilities, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.

        In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of the managements of the Company and Transocean that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of the Company, upon advice of the Company, we have assumed that such financial projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and that the Company will perform substantially in accordance with such projections. With respect to the financial projections of Transocean, upon advice of the Company, we have assumed that such financial projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of Transocean and that Transocean will perform substantially in accordance with such projections. With respect to the Expected Synergies, we have assumed that the amount and timing of the Expected Synergies are reasonable as estimated by the management of the Company and we also have assumed that the Expected Synergies will be realized substantially in accordance with such estimates. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company or Transocean and have not made or relied upon any evaluations or appraisals of the assets or liabilities of the Company or Transocean. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

        In addition, we express no opinion as to the prices at which shares of (i) the Company or Transocean will trade at any time following the announcement of the Proposed Transaction or (ii) Transocean will trade at any time following the consummation of the Proposed Transaction.

        Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the Consideration to be offered to the stockholders in the Proposed Transaction is fair to such stockholders.

        We have acted as financial advisor to the Company in connection with the Proposed Transaction and will receive a fee for our services a portion of which is payable with respect to the delivery of this opinion and the remainder of which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of the rendering of this opinion. We also have performed various investment banking services for the Company in the past and have received customary fees for such services and we expect to perform various investment banking services for Transocean in the future for which we expect to receive customary fees. In the ordinary course of our business, we actively trade in the debt and equity securities of the Company and Transocean for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities. In addition, the Company has requested and we are providing a commitment for a portion of the financing necessary to finance the Proposed Transaction, and we will receive customary fees in connection therewith.

        This opinion is for the use and benefit of the Board of Directors of the Company and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Proposed Transaction.

Very truly yours,
LEHMAN BROTHERS

C-2

Annex D

July 21, 2007

The Board of Directors
GlobalSantaFe Corporation
15375 Memorial Drive
Houston, TX 77049

Gentlemen:

        We understand that GlobalSantaFe Corporation ("the Company"), Transocean Inc. ("Transocean") and an indirectly wholly-owned subsidiary of Transocean ("Transocean Merger Sub"), propose to enter into an Agreement and Plan of Merger by and among the Company, Transocean and Transocean Merger Sub, substantially in the form of the draft dated July 18, 2007 (the "Merger Agreement"), which provides, among other things, for the merger ("the Merger") of the Company with and into Transocean Merger Sub. Pursuant to the Merger, the Company will become a wholly-owned subsidiary of Transocean, and each ordinary share, par value $0.01 per share (the "Company Common Stock"), of the Company, other than shares held in treasury or held by Transocean or any of the Company's wholly-owned subsidiaries, will be exchanged for 0.4757 ordinary shares, par value $0.01 per share, of Transocean (the "Transocean Common Stock") and cash consideration of $22.46 per share (together the "Merger Consideration"). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

        You have asked our opinion as to whether the Merger Consideration to be received by the holders of shares of the Company Common Stock pursuant to the Merger Agreement is fair from a financial point of view to such holders.

        In arriving at our opinion, we have reviewed and analyzed, among other things, the following:

  (i)
  the draft dated July 18, 2007 of the Merger Agreement and other ancillary transaction agreements;

  (ii)
  the financial statements and other information concerning the Company, including the Company's Annual Reports to stockholders and Annual Reports on Form 10-K for each of the years in the three-year period ended December 31, 2006, certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company, certain other communications from the Company to its stockholders, and the Company's most recent Proxy Statement;

  (iii)
  the financial statements and other information concerning Transocean, including Transocean's Annual Reports to stockholders and Annual Reports on Form 10-K for each of the years in the three-year period ended December 31, 2006, certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Transocean, certain other communications from Transocean to its stockholders, and Transocean's most recent Proxy Statement;

  (iv)
  certain business and financial analysis and information relating to the Company and Transocean, including certain internal financial forecasts prepared by management of the Company and which were provided to us by the Company;

  (v)
  certain publicly available information concerning the trading of, and the trading market for, the Company's and Transocean's ordinary shares;

  (vi)
  certain publicly available information with respect to certain other companies we believe to be comparable to the Company or Transocean and the trading markets for certain of such companies' securities;

  (vii)
  certain publicly available information concerning the estimates of the future operating and financial performance of the Company, Transocean and the comparable companies prepared by industry experts unaffiliated with either the Company or Transocean;

  (viii)
  certain publicly available information concerning the nature and terms of certain other transactions considered relevant to our analysis;

  (ix)
  we have also met with officers and employees of the Company and Transocean to discuss the foregoing, as well as other matters believed relevant to our analysis; and

  (x)
  we also considered such other information, financial studies, analysis and investigations and financial, economic and market criteria which we deemed relevant.

        In connection with our review, we have not independently verified any of the foregoing information and have relied on it being complete and accurate in all material respects. With respect to the financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's management as to the future financial performance of the Company and Transocean. We have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions. We have assumed that in connection with the receipt of all necessary governmental, regulatory or other approvals and consents required for the Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived by the Merger. We are not legal, tax or regulatory advisors and have relied upon, without independent verification, the assessment of the Company and its legal, tax and regulatory advisors with respect to such matters. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion. We were not requested to, and did not, solicit indications of interest in acquiring all or any part of the Company.

        Simmons & Company International ("Simmons") is an internationally recognized investment banking firm that specializes in the energy industry. Simmons is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, secondary distributions of listed and unlisted securities and private placements.

        We have been engaged by the Company to perform a financial analysis of the Merger for the purpose of rendering this opinion and will receive a fee for so doing. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of our engagement. In the past, we have acted as financial advisor to the Company and to Transocean and we may act as financial advisor to Transocean with respect to future transactions.

        In the ordinary course of our business, we actively trade debt and equity securities for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities of the Company and Transocean.

        It is understood that this letter is for the information of the Board of Directors of Company and is not to be quoted or referred to, in whole or in part, in any registration statement, prospectus, or proxy statement (except for the registration statement, proxy statement, or prospectus related to the Merger as provided below), or in any other written document used in connection with the offering or sale of securities, nor shall this letter be used for any other purposes, without Simmons' prior written consent. It is further understood that, if the opinion is included in the registration statement, proxy statement or prospectus in connection with the Merger, the opinion will be reproduced in such registration statement, proxy statement or prospectus in full, and any description of or reference to Simmons or summary of the opinion in such registration statement, proxy statement or prospectus will be in a form acceptable to Simmons and its counsel.

        Our opinion does not address the Company's underlying business decision to pursue the Merger or the relative merits of the Merger as compared to any alternative business strategies that might exist for the Company. Our opinion does not constitute a recommendation as to how the holders of shares of the Company's Common Stock should vote with respect to the Merger.

        Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the consideration to be received by the holders of the Company's ordinary shares, as set forth in the Merger Agreement, is fair to such holders from a financial point of view.

Very truly yours,
Simmons & Company International
By:	/s/ MATTHEW G. PILON
Managing Director

Annex E

THE COMPANIES LAW

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

TRANSOCEAN INC.

(as amended pursuant to a scheme of arrangement under Section 86 of the Companies law
effective on    2007)

THE COMPANIES LAW

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

TRANSOCEAN INC.

(as amended pursuant to a scheme of arrangement under Section 86 of the Companies law
effective on    2007)

        1.     The name of the company is Transocean Inc. (the "Company").

        2.     The Registered Office of the Company shall be situated at the offices of [the Company's Cayman Office], George Town, Grand Cayman, Cayman Islands, or at such other place as the Board of Directors may from time to time determine.

        3.     The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any objective not prohibited by any law as provided by Section 7(4) of the Companies Law of the Cayman Islands (2007 Revision), as may be amended, modified or re-enacted from time to time (the "Statute").

        4.     Except as prohibited or limited by the Statute, the Company shall have full power and authority to carry out any object and shall have and be capable of from time to time and at all times exercising any and all of the powers at any time or from time to time exercisable by a natural person or body corporate in doing in any part of the world whether as principal, agent, contractor, or otherwise whatever may be considered by it necessary or desirable for the attainment of its objects and whatever else may be considered by it as incidental or conducive thereto or consequential thereof, including, but without in any way restricting the generality of the foregoing, the power to make any alterations or amendments to this Memorandum of Association and the Articles of Association of the Company considered necessary or convenient in the manner set out in the Articles of Association of the Company all irrespective of any question of corporate benefit as provided by Section 27(2) of the Statute.

        5.     The liability of each member is limited to the amount, if any, from time to time unpaid on such member's shares.

        6.     The share capital of the Company is US$13,000,000, divided into 800,000,000 Ordinary Shares of a nominal or par value of US$0.01 per share, and 50,000,000 shares of a nominal or par value of U.S. $0.10 per share, which may be designated and created as shares of any other classes or series of shares with the respective rights and restrictions determined upon the creation thereof by action of the Board of Directors, with power for the Company insofar as is permitted by law, to redeem, call or purchase any of its shares and to increase or reduce the said capital subject to the provisions of the Statute and the Articles of Association and to issue any part of its capital, whether original, redeemed, called or increased with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions and so that unless the conditions of issue shall otherwise expressly declare every issue of shares whether declared to be ordinary, preference or otherwise shall be subject to the powers hereinabove contained.

        7.     The Company may exercise the power contained in Section 226 of the Statute to deregister in the Cayman Islands and be registered by way of continuation in some other jurisdiction.

        8.     Nothing in the preceding sections shall be deemed to permit the Company to carry on the business of a Bank or Trust Company without being licensed in that behalf under the provisions of the Banks and Trust Companies Law (2007 Revision), or to carry on Insurance Business from within the Cayman Islands or the business of an Insurance Manager, Agent, Sub-agent or Broker without being licensed in that behalf under the provisions of the Insurance Law (2004 Revision), or to carry on the business of Company Management without being licensed in that behalf under the provisions of the Companies Management Law (2003 Revision), as each such statute may be amended, modified or re-enacted from time to time.

        9.     The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

Annex F

THE COMPANIES LAW

COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

TRANSOCEAN INC.

(as amended pursuant to a scheme of arrangement under Section 86 of the Companies law
effective on    2007)

I. INTERPRETATION

        1.1   The Regulations or Articles contained or incorporated in Table "A" Regulations For Management of a Company Limited by Shares in the First Schedule to the Statute shall not apply to this Company, and the following Articles shall be the Articles of Association of the Company. The following terms shall have the following meanings wherever they appear herein, and such meanings shall be equally applicable to both the singular and plural forms of the terms herein defined.

        "Articles" means these Articles of Association, as originally framed or as from time to time altered by Special Resolution.

        "Board of Directors" means the board of Directors of the Company.

        "Company" means Transocean Inc., a Cayman Islands exempted company limited by shares. Where agreement, consent or other action of the Company is provided for herein, such action shall not require approval of the Members, except as expressly required by the Statute or these Articles.

        "Directors" means the directors of the Company as of the applicable date.

        "dividend" includes bonus.

        "holder," in relation to any shares, means the Member whose name is entered in the Register as the holder of such shares.

        "Member" has the meaning ascribed to it in Section 38 of the Statute.

        "Memorandum" means the memorandum of association of the Company, as may be amended from time to time.

        "Month" means calendar month.

        "Ordinary Resolution" means a resolution passed by a majority of such Members as, being entitled to do so, vote in person or by proxy at any general meeting of the Company at which the required quorum is present in person or by proxy.

        "Ordinary Shares" has the meaning ascribed to it in Article III.

        "Paid-up" means fully paid, paid-up and/or credited as fully paid or paid-up.

        "person" means any individual, corporation, partnership, unincorporated association or other legal entity.

        "Register" means the Register of Members of the Company as maintained in accordance with Section 40 of the Statute.

        "Registered Office" means the registered office of the Company maintained in accordance with Section 50 and Section 51 of the Statute, and as may be relocated from time to time.

        "Secretary" means the secretary of the Company and includes an Assistant Secretary and any person appointed to perform the duties of Secretary of the Company.

        "shares" means any Ordinary Shares or other shares issued in the capital of the Company.

        "shares generally entitled to vote" means any share which entitles the holder to attend and vote at all general meetings of the Company and excludes (a) any share where the right to vote at general meetings of the Company is conditional on the Company being in default of an obligation with respect to a right attaching to the class or series of share to which that share belongs and/or (b) any share where the right to vote relates solely to such a class or series of shares (other than the Ordinary Shares).

        "Special Resolution" has the same meaning as in the Statute.

        "Statute" means the Companies Law (2007 Revision) of the Cayman Islands, as amended, and every statutory modification or re-enactment thereof for the time being in force.

        "written" and "in writing" includes all modes of representing or reproducing words in visible form.

        Words importing the singular number shall also include the plural number and vice-versa.

        Words importing the masculine gender shall also include the feminine gender.

II. CERTIFICATES FOR SHARES

        2.1   No Person shall be entitled to a certificate for any or all of his shares, unless the Directors shall determine otherwise. Any certificates held shall remain valid but upon presentment for transfer or other reason shall be converted to book-entry registry.

        2.2   The Board of Directors shall have authority to make such rules and regulations as it may deem expedient concerning the issue, transfer (in addition to or in lieu of those set forth in Article VIII) and registration of shares, including without limitation, such rules and regulations as may be deemed expedient concerning the manner of addressing certificates claimed to have been lost, destroyed, stolen or mutilated.

III. ISSUE OF SHARES

        3.1   The authorized share capital of the Company as of the date of adoption of these Articles is US$13,000,000 divided into 800,000,000 Ordinary Shares of a nominal or par value of US$0.01 per share, with the rights as set out in these Articles and the Memorandum ("Ordinary Shares"), and 50,000,000 shares of a nominal or par value of US$0.10 per share which may be designated and created as shares of any other classes or series of shares with the respective rights and restrictions determined upon the creation thereof by action of the Board of Directors.

        3.2   Subject to the provisions of these Articles, all unissued shares for the time being in the capital of the Company shall be at the disposal of the Board of Directors, and the Board of Directors may designate, re-designate, allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they deem proper.

        3.3   No holder of Ordinary Shares or any other shares (unless such right is expressly conferred on the holders of such shares) shall, by reason of such holding, have any preemptive or preferential right to subscribe to or purchase any shares or any notes, debentures, bonds or other securities of the Company, whether or not the issuance of any such shares, notes, debentures, bonds or other securities would adversely affect the dividend, voting or any other rights of such holder.

        3.4   The Company may, insofar as may be permitted by law, pay a commission to any person in consideration of such person or any other person subscribing or agreeing to subscribe whether absolutely or conditionally for any shares. Such commissions may be satisfied by the payment of cash or the lodgment of fully or partly paid-up shares or partly in one way and partly in the other. The Company may also on any issue of shares pay such brokerage as may be lawful.

        3.5   The Directors may issue fractions of a share of any class or series of shares, and, if so issued, a fraction of a share (calculated to three decimal points) shall be subject to and carry the corresponding fraction of liabilities (whether with respect to any unpaid amount thereon, contribution, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without limitation, voting and participation rights) and other attributes of a whole share of the same class or series of shares. If more than one fraction of a share of the same class or series is issued to or acquired by the same member such fractions shall be accumulated. For the avoidance of doubt, in these Articles the expression "share" shall include a fraction of a share.

        3.6   Any shares which have been redeemed or otherwise repurchased by the Company shall have the status of authorized but unissued shares and may be subsequently issued in accordance with the Memorandum and these Articles.

        3.7   The Board of Directors shall have the fullest powers permitted by law to pay all or any monies in respect of the redemption or purchase of any shares out of the Company's share capital and share premium account.

IV. ORDINARY SHARES

        4.1   The Board of Directors may allot, issue or grant any option, right, warrant or other security exercisable for, convertible into or exchangeable for, or otherwise dispose of, any shares or securities of the Company at such times and on such terms as it deems proper. Upon approval of the Board of Directors, such number of Ordinary Shares, or other shares or securities of the Company, as may be required for such purpose shall be reserved for issuance in connection with any option, right, warrant or other security of the Company or any other person that is exercisable for, convertible into, exchangeable for or otherwise issuable in respect of such Ordinary Shares or other shares or securities of the Company. Notwithstanding the generality of the foregoing, the Board of Directors is expressly authorized and empowered to implement or effect at its sole discretion the issuance of a preferred share purchase right to be attached to each issued Ordinary Share with such terms and for such purposes, including the influencing of takeovers, as may be described in a rights agreement between the Company and a rights agent.

        4.2   Subject to the provisions of applicable law and any rights granted to any series or class of shares other than Ordinary Shares, the holders of Ordinary Shares shall have and possess the exclusive right to notice of general meetings of the Company and the exclusive power to vote on resolutions put to general meetings of the Company.

V. OTHER CLASSES OR SERIES OF SHARES

        5.1   The Board of Directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of issue of a class or series, subject to any limitations prescribed by law, to provide from time to time for the issuance of other classes or series of shares and, in accordance with applicable procedures of the Statute, to establish the characteristics of each class or series including, without limitation, the following:

          (a)   the number of shares of that class or series, which may subsequently be increased or decreased (but not below the number of shares of that class or series then in issue) by resolution of the Board of Directors, and the distinctive designation thereof;

          (b)   the voting powers, full or limited, if any, of the shares of that class or series, including without limitation, the authority to confer multiple votes per share, voting rights as to specified matters or issues such as mergers, consolidations or sales of assets, or voting rights to be exercised either together with holders of Ordinary Shares as a single class, or independently as a separate class;

          (c)   the rights in respect of dividends, if any, on the shares of that class or series; the rate at which such dividends shall be payable and/or cumulate, which rate may be determined on factors external to the Company and which dividends may be payable in cash, shares of capital or other securities or property of the Company; whether dividends shall be cumulative and, if so, from which date or dates; the relative rights or priority, if any, of payment of dividends on shares of that class or series; and any limitation, restrictions or conditions on the payment of dividends;

          (d)   the relative amounts, and the relative rights or priority, if any, of payment in respect of shares of that class or series, which the holder of the shares of that class or series shall be entitled to receive upon any liquidation, dissolution or winding up of the Company;

          (e)   any redemption, repurchase, retirement and sinking fund rights, preferences and limitations of that class or series, the amount payable on shares of that class or series in the event of such redemption, repurchase or retirement, the terms and conditions of any sinking fund, the manner of creating such fund or funds and whether any of the foregoing shall be cumulative or non-cumulative;

          (f)    the terms, if any, upon which the shares of that class or series shall be convertible into or exchangeable for shares of any other classes, series, or other securities, whether or not issued by the Company;

          (g)   the restrictions, limitations and conditions, if any, upon issuance of indebtedness of the Company so long as any shares of that class or series are in issue; and

          (h)   any other preferences and relative, participating, optional or other rights and limitations not inconsistent with applicable law.

VI. VARIATION OF RIGHTS OF SHARES

        6.1   (a) If at any time the share capital of the Company is divided into different classes or series of shares, the rights attached to any class or series (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied and amended with the consent in writing of the holders of all of the issued shares of that class or series, or with the sanction of a Special Resolution passed at a separate general meeting of the holders of such class or series.

        (b)   The provisions of these Articles relating to general meetings of the Company shall apply to every such separate general meeting of the holders of one class or series of shares (unless otherwise expressly provided by the terms of issue of the shares of that class or series).

        (c)   Separate general meetings of the holders of a class or series of shares or the seeking of a consent of the holders of a class or series of shares may only be called at the direction of the Board of Directors (unless otherwise expressly provided by the terms of issue of the shares of that class or series). Nothing in this Article VI gives any Member or group of Members the right to call a class or series meeting or demand a class or series vote or consent.

        6.2   The rights conferred upon the holders of the shares of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class or series, be deemed to be varied by the creation or issue of further shares ranking in any respect prior to or pari passu therewith. The rights of the holders of Ordinary Shares shall not be deemed to be varied by the creation or issue of shares with preferred or other rights, which may be effected by the Board of Directors as provided in these Articles without any vote or consent of the holders of Ordinary Shares.

VII. REDEMPTION AND REPURCHASE

        7.1   The Ordinary Shares are not redeemable by the Company or the holder. Subject as set out herein, the Company is authorized to purchase any issued Ordinary Shares in such circumstances and on such terms as shall be agreed by the Company and the holder thereof, subject always to the laws of the Cayman Islands, and the Company may deduct from the price for such shares the aggregate amount of any outstanding debts, liabilities and engagements to or with the Company (whether presently payable or not) by the holder of such shares, either alone or jointly with any other person, whether a Member or not. Without limiting the foregoing, the Company may, from time to time, upon the agreement of a Member, purchase all or part of the Ordinary Shares of any such Member, whether or not the Company has made a similar offer to all or any of the other Members.

VIII. TRANSFER OF SHARES

        8.1   Transfers of shares shall be registered on the records maintained by or on behalf of the Company for such purpose upon (i) if certificates have been issued in respect of the shares, surrender to the Company or its transfer agent of such certificate or certificates in respect of the shares requested to be transferred, the transfer provisions on the certificate or certificates being duly completed, or a separate accompanying instrument of transfer in such form as the Board of Directors approves, or (ii) if shares are not represented by certificates, upon delivery of an instrument of transfer in such form as the Board of Directors approves, in each case together with such evidence of the payment of transfer taxes and compliance with other provisions of law as the Company or its transfer agent may require.

        8.2   Subject to the rules of any stock exchange on which the shares in question may be listed and except as otherwise expressly provided by the terms of issue of the shares of any class or series, the Board of Directors may, in its absolute discretion and without assigning any reason therefore, decline to register any transfer of any share. The registration of transfers may be suspended at such times and for such periods as the Board of Directors may from time to time determine provided always that such registration shall not be suspended for more than 30 days in any year.

IX. NONRECOGNITION OF TRUSTS

        9.1   The Company shall be entitled to treat the holder of record of any share as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by law. The Company shall not be required to recognize any person as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share, any interest in any fractional part of a share (subject to Article 3.5), or (except only as is otherwise provided by these Articles or the Statute) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.

X. LIEN ON SHARES

        10.1     The Company shall have a first and paramount lien and charge on all shares (not being a fully paid share) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other person, whether a Member or not, but the Board of Directors may at any time declare any share to be wholly or in part exempt from the provisions of this Article X. The registration of a transfer of any such share shall operate as a waiver of the Company's lien (if any) thereon. The Company's lien (if any) on a share shall extend to all dividends, redemptions or other monies payable in respect thereof.

        10.2     The Company may sell, in such manner as the Board of Directors deems fit, any shares on which the Company has a lien, except as set forth in this Article X. Unless otherwise permitted in the instrument creating such lien, no such sale shall be made unless a sum in respect of which the lien exists is presently payable. Unless otherwise permitted in the instrument creating such lien, no such sale shall be made until the expiration of 14 days after a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the holder or holders for the time being of the shares, or the person, of which the Company has notice, entitled thereto by reason of his death or bankruptcy.

        10.3     To give effect to any such sale, the Board of Directors may authorize some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the shares included in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

        10.4     The proceeds of the sale of such shares shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue, if any, shall (subject to a like lien for sums not presently payable as existed upon the shares before the sale) be paid to the person entitled to the shares at the date of the sale.

XI. CALL ON SHARES

        11.1     (a) The Board of Directors may from time to time make calls upon the Members in respect of any monies unpaid on their shares (whether on account of the nominal value of the shares or by way of premium or otherwise) and not by the conditions of allotment thereof made payable at fixed terms; and each Member shall, subject to receiving at least 14 days' notice (or some shorter period of notice as may have been authorized by the terms on issue of the shares) specifying the time or times of payment, pay to the Company at the time or times so specified the amount called on the shares. A call may be revoked or postponed as the Board of Directors may determine. A call may be made payable by installments.

        (b)   A call shall be deemed to have been made at the time when the resolution of the Board of Directors authorizing such call was passed unless otherwise provided by the Board of Directors.

        (c)   The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

        11.2     If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the persons from whom the sum is due shall pay interest on the sum from the day appointed for payment thereof to the time of actual payment at such rate not exceeding ten percent (10%) per annum as the Board of Directors may determine, but the Board of Directors shall be at liberty to waive payment of such interest either wholly or in part.

        11.3     Any sum which by the terms of a share becomes payable on allotment or at any fixed date, whether on account of the nonfinal value of the share or by way of premium or otherwise, shall for the purposes of these Articles be deemed to be a call duly made, notified and payable on the date on which by the terms of issue the same becomes payable, and in the case of nonpayment, all the relevant provisions of these Articles as to payment of interest, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

        11.4     The Board of Directors may, on the issue of shares, differentiate between the holders as to the amount of calls or interest to be paid and the times of payment.

        11.5     (a) The Board of Directors may, if it thinks fit, receive from any Member willing to advance the same, all or any part of the monies uncalled and unpaid upon any shares held by him, and upon all or any of the monies so advanced may (until the same would but for such advances, become payable) pay interest at such rate as may be agreed upon between the Company and the Member paying such sum in advance.

        (b)   No such sum paid in advance of calls shall entitle the Member paying such sum to any portion of a dividend declared in respect of any period prior to the date upon which such sum would, but for such payment, become presently payable.

XII. FORFEITURE OF SHARES

        12.1     (a) If a Member fails to pay any call or installment of a call or to make any payment required by the terms of issue on the day appointed for payment thereof, the Board of Directors may, at any time thereafter during such time as any part of the call, installment or payment remains unpaid, give notice requiring payment of so much of the call, installment or payment as is unpaid, together with any interest which may have accrued and all expenses that have been incurred by the Company by reason of such nonpayment. Such notice shall name a day (not earlier than the expiration of 14 days from the date of giving of the notice) on or before which the payment required by the notice is to be made and shall state that, in the event of nonpayment at or before the time appointed, the shares in respect of which such notice was given will be liable to be forfeited.

        (b)   If the requirements of any such notice as aforesaid are not complied with, any share in respect of which the notice has been given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Board of Directors to that effect. Such forfeiture shall include all dividends declared in respect of the forfeited share and not actually paid before the forfeiture.

        (c)   A forfeited share may be sold or otherwise disposed of on such terms and in such manner as the Board of Directors deems fit, and at any time before a sale or disposition the forfeiture may be canceled on such terms as the Board of Directors thinks fit.

        12.2     A person whose shares have been forfeited shall cease to be a Member in respect of the forfeited shares, but shall, notwithstanding, remain liable to pay to the Company all monies which, at the date of forfeiture, were payable by him to the Company in respect of the shares together with interest thereon, but his liability shall cease if and when the Company shall have received payment in full of all monies whenever payable in respect of the shares.

        12.3     A certificate in writing under the hand of the President or any Vice President and the Secretary of the Company that a share in the Company has been duly forfeited on a date stated in the declaration shall be conclusive evidence of the fact therein stated as against all persons claiming to be entitled to the share. The Company may receive the consideration given for the share on any sale or disposition thereof and may execute a transfer of the share in favor of the person to whom the share is sold or disposed of, and that person shall thereupon be registered as the holder of the share and shall not be bound to see to the application of the purchase money, if any, nor shall that person's title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

        12.4     The provisions of these Articles as to forfeiture shall apply in the case of nonpayment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium as if the same had been payable by virtue of a call duly made and notified.

XIII. TRANSMISSION OF SHARES ON DEATH OR BANKRUPTCY

        13.1     In case of the death of a Member who is a natural person, the survivor or survivors, where the deceased was a joint holder, and the legal personal representatives of the deceased, where he was a sole holder, shall be the only persons recognized by the Company as having any title to his interest in the shares, but nothing herein contained shall release the estate of any such deceased holder from any liability in respect of any shares which had been held by him solely or jointly with other persons.

        13.2     (a) Any person becoming entitled to a share in consequence of the death or bankruptcy of a Member (or in any other way than by transfer) may, upon such evidence being produced as may from time to time be required by the Board of Directors and subject as hereinafter provided, elect either to be registered himself as holder of the share or to make such transfer of the share to such other person nominated by him as the deceased or bankrupt person could have made and to have such person registered as the transferee thereof, but the Board of Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by that Member before his death or bankruptcy, as the case may be.

        (b)   If the person so becoming entitled shall elect to be registered himself as holder he shall deliver or send to the Company a notice in writing signed by him stating that he so elects.

        13.3     A person becoming entitled to a share by reason of the death or bankruptcy of the holder (or in any other case than by transfer) shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share, except that he shall not, before being registered as a Member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company; provided, however, that the Board of Directors may at any time give notice requiring any such person to elect either to be registered himself or to transfer the share and if the notice is not complied with within 90 days the Board of Directors may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the share until the requirements of the notice have been complied with.

XIV. AMENDMENT OF MEMORANDUM OF ASSOCIATION, CHANGE OF LOCATION OF REGISTERED OFFICE AND ALTERATION OF CAPITAL

        14.1     (a) Subject to and insofar as permitted by the provisions of the Statute, the Company may from time to time by Special Resolution alter or amend the Memorandum and, without restricting the generality of the foregoing, the Company may by Ordinary Resolution:

            (i)  increase the share capital by such sum to be divided into shares of such amount or without nominal or par value as the resolution shall prescribe;

           (ii)  consolidate all or any of its share capital into shares of larger amount than its existing shares;

          (iii)  by subdivision of all of its existing shares or any class or series of shares, divide the whole or any part of its share capital into shares of smaller amount than is fixed by the Memorandum; or

          (iv)  cancel any shares which at the date of the passing of the resolution have not been taken or agreed to be taken by any person or reserved for issue by the Board of Directors.

        (b)   All new shares created hereunder shall be subject to the same provisions with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the shares in the original share capital.

        (c)   Subject to the provisions of the Statute, the Company may by Special Resolution reduce its share capital or any capital redemption reserve fund.

        14.2     Subject to the provisions of the Statute, the Company may by Special Resolution change its name.

        14.3     Subject to the provisions of the Statute, the Board of Directors may change the location of the Company's registered office.

XV. CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

        15.1     For the purpose of determining Members entitled to notice of or to vote at any general meeting of the Company or any adjournment thereof, or Members entitled to receive payment of any dividend or other distribution or allotment of any rights of the Members entitled to exercise any rights in respect of any charge, change, conversion or exchange of shares or for the purpose of any other lawful action, the Board of Directors may provide that the Register shall be closed for transfers for a stated period.

        15.2     In lieu of or apart from closing the Register, the Board of Directors may fix in advance a date as the record date for any such determination of Members entitled to notice of or to vote at a general meeting of the Company; provided, however, that such record date shall not be more than 60 nor less than 10 days prior to such meeting. For the purpose of determining the Members entitled to receive payment of any dividend or other distribution or allotment of any rights of the Members entitled to exercise any rights in respect of any charge, change, conversion or exchange of shares, or for the purpose of any other lawful action, the Board of Directors may, at or within 60 days prior to the date of declaration of such dividend or other action, fix a subsequent date no later than the date of declaration as the record date for such determination.

        15.3     If the Register is not so closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a general meeting of the Company, the date preceding the day on which notice of the meeting is given or if notice is waived, at the close of business on the day preceding the day on which the meeting is held shall be the record date for such determination of Members. When a determination for Members entitled to vote at any general meeting of the Company has been made as provided in this Article XV, such determination shall apply to any adjournment thereof; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        15.4     If the Register is not so closed and no record date is fixed for the determination of Members entitled to receive payment of any dividend or other distribution or allotment of any rights of the Members entitled to exercise any rights in respect of any charge, change, conversion or exchange of shares, or for the purpose of any other lawful action (other than as specified in Article 15.3), the record date for determining the Members for any such purpose shall be the close of business on the day in which the Board of Directors adopts the resolution relating thereto.

XVI. VOTING

        16.1     Subject to the rights of holders of any class or series of shares:

          (a)   at each election for Directors at a general meeting of the Company the Directors shall be elected by a plurality of the votes cast in person or by proxy at that general meeting and each Member holding Ordinary Shares shall have the right to vote, in person or by proxy, the number of Ordinary Shares registered in his name in the Register for as many persons as there are Directors to be elected and for whose election he has a right to vote. Cumulative voting, for the election of Directors, is expressly prohibited. Election of Directors need not be by ballot; and

          (b)   on all matters coming before the Members at a general meeting of the Company, other than the election of Directors, each Member holding Ordinary Shares shall have the right to vote, in person or by proxy, one vote for each issued Ordinary Share registered in his name in the Register.

XVII. GENERAL MEETINGS

        17.1     (a) The Company shall in each year of its existence hold a general meeting of the Company as its annual general meeting. The annual general meeting shall be held on such date and at such time and place as the Board of Directors shall appoint. At each annual general meeting, elections shall be held for Directors whose terms have expired and such other business may be transacted as may properly be brought before such meeting.

        (b)   At each annual general meeting of the Company, the Directors to be elected at that meeting shall be elected by single resolution for the applicable term or until their respective successors have been elected.

        17.2     (a) Except as otherwise required by law, and subject to the rights of any class or series of shares having a preference over the Ordinary Shares as to dividends or to elect Directors in specified circumstances, extraordinary general meetings of the Company may be called only by resolution of the Board of Directors, approved by at least a majority of the entire Board of Directors.

        (b)   Any action required or permitted to be taken by the Members whether pursuant to these Articles or by law, must be taken at a duly called annual or extraordinary general meeting of the Company unless the written consent or approval of all holders of issued shares generally entitled to vote has been obtained with respect to such action.

        17.3     No Member shall have any right to requisition a general meeting of the Company.

XVIII. NOTICE OF GENERAL MEETINGS

        18.1     Written notice of each general meeting of the Company stating the place, date and time of the meeting shall be given not less than 10 (or such greater number of days as may be required by the Statute) nor more than 60 days before the date of the meeting to each Member entitled to vote at such meeting. The notice of each general meeting of the Company shall state the purpose or purposes for which the meeting is called. The business at an annual general meeting of the Company shall be limited in the manner set out in Article 19.2(c). No business shall be transacted at any extraordinary general meeting of the Company except as stated in the notice.

        18.2     The accidental omission to give notice of a general meeting of the Company to, or the nonreceipt of notice of such a meeting by, any person entitled to receive notice shall not invalidate the proceedings of that meeting.

XIX. PROCEEDINGS AT GENERAL MEETINGS

        19.1     No business shall be transacted at any general meeting of the Company unless a quorum of Members is present at the time when the meeting proceeds to business. At a general meeting of the Company to:

          (a)   consider or adopt a Special Resolution to amend, vary, suspend the operation of or disapply Articles 17, 19, 21.1, 26, 27 or, subject to the provisions of paragraph (iii) below, 40 (other than a Special Resolution referred to in Article 19.1(b)), one or more Members present in person or by proxy holding at least 95 percent of the issued shares entitled to vote at such meeting shall be a quorum unless a majority of the Board of Directors has at, or at any time prior to, the meeting recommended to the Members entitled to vote at such meeting, to vote in favor of such Special Resolution; and

              (i)  in the case of a Special Resolution to amend, vary, suspend the operation of or disapply Article 27 (other than a Special Resolution referred to in Article 19.1(b)), such Board of Directors' recommendation is made at a time where a majority of the Board of Directors then in office (but not less than one) were Directors prior to any person becoming an Interested Member (as defined in Article 27) during the previous three years or were recommended for election or elected to succeed such Directors by a majority of such Directors, in which case one or more Members present in person or by proxy holding at least a majority of the issued shares entitled to vote at such meeting shall be a quorum; or

             (ii)  in the case of a Special Resolution to amend, vary, suspend the operation of or disapply Article 40, at least a two thirds majority of the whole Board of Directors has resolved to suspend the operation of this Article 19.1(a) in which case one or more Members present in person or by proxy holding at least a majority of the issued shares entitled to vote at such meeting shall be a quorum;

          (b)   consider or adopt a Special Resolution to delete Article 27 on the conditions that (i) such resolution shall not be effective until 12 months after the passing of such resolution and (ii) the restriction in Article 27 shall otherwise continue to apply to any Business Combination between the Company and any person who became an Interested Member on or prior to the passing of such resolution, one or more Members present in person or by proxy holding at least a majority of the issued shares entitled to vote at such meeting shall be a quorum; and

          (c)   consider or adopt any other resolution or to take any other action, one or more Members present in person or by proxy holding at least a majority of the issued shares generally entitled to vote at such meeting shall be a quorum.

        The Members present at a duly constituted general meeting of the Company may continue to transact business until adjournment, despite the withdrawal of such Members as leave less than a quorum.

        19.2     (a) Subject to the rights of holders of any class of shares to the contrary, nominations for election of Directors at any general meeting of the Company may be made either by the Board of Directors or by any Member entitled to vote for the election of Directors who gives advance notice as hereafter provided. Any such Member may nominate persons for election as Directors only if written notice of such Member's intent to make such nomination is transmitted to, and received by, the Secretary at the principal executive offices of the Company not later than (i) in the case of an annual general meeting of the Company, not less than 90 days prior to the anniversary of the date of the immediately preceding annual general meeting that was specified in the initial formal notice of such meeting (but if the date of the forthcoming annual general meeting is more than 30 days before or after such anniversary date, such written notice must instead be received by the Secretary by the close of business on the 10th day following the date on which the Company first makes public disclosure of the meeting date) and (ii) in the case of an extraordinary general meeting of the Company (provided that the Board of Directors has determined that Directors shall be elected at such meeting), the close of business on the 10th day following the date on which the Company first makes public disclosure of the meeting date. Each notice given by such Member shall set forth: (i) the name and address of the Member who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the Member is a registered holder of shares entitled to vote at such meeting (or if the record date for such meeting is subsequent to the date required for such Member notice, a representation that the Member is such a registered holder at the time of such notice and intends to be a registered holder on the date for such meeting), and setting forth the class and number of shares so held (including shares held beneficially); (iii) a representation that such Member intends to appear in person or by proxy as a registered holder of shares at the meeting to nominate the person or persons specified in the notice; (iv) a description of all arrangements or understandings between such Member and any other person or persons (identifying such person or persons) pursuant to which the nomination or nominations are to be made by the Member; (v) such other information regarding each nominee proposed by such Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission of the United States of America; and (vi) the consent of each nominee to serve as a Director of the Company if so elected.

        (b)   If the facts show that a nomination was not made in accordance with the provisions of Article 19.2(a), the presiding officer of the general meeting shall so determine and declare to the meeting, whereupon the defective nomination shall be disregarded. Public disclosure of the date of a forthcoming general meeting may be made by the Company for purpose of this Article 19.2 not only by the giving of the formal notice of the meeting, but also (i) by notice to a national securities exchange

(as such term is used in the Securities Exchange Act of 1934, as amended of the United States of America (the "Exchange Act") or to the National Association of Securities Dealers, Inc. (if the Ordinary Shares are then listed on such exchange or quoted on NASDAQ), (ii) by filing a report under Section 13 or 15(d) of the Exchange Act (if the Company is then subject thereto) or (iii) by a mailing to Members or by issuance of a general press release.

        (c)   No business shall be transacted at an annual general meeting of the Company other than such business as shall be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (iii) brought before the meeting by a Member present and entitled to vote at such meeting in accordance with the following procedure. For business to be brought before an annual general meeting of the Company by a Member, the Member must have given timely notice in writing to the Secretary. To be timely, a Member's notice must be transmitted to, and received by, the Secretary at the principal executive offices of the Company not less than 90 days prior to the anniversary of the date of the immediately preceding annual general meeting that was specified in the initial formal notice of such meeting (but if the date of the forthcoming annual general meeting is more than 30 days before or after such anniversary date, such written notice must instead be received by the Secretary by the close of business on the 10th day following the date on which the Company first makes public disclosure of the meeting date). Each such notice given by such Member must set forth: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address of the Member who intends to propose such business; (3) a representation that the Member is a registered holder of shares entitled to vote at such meeting (or if the record date for such meeting is subsequent to the date required for such Member notice, a representation that the Member is a registered holder at the time of such notice and intends to be a registered holder on the date of such meeting) and intends to appear in person or by proxy at such meeting to propose such business; and (4) any material interest of the Member in such business. The presiding officer of the meeting may refuse to transact any business at any meeting made without compliance with the foregoing procedure.

        (d)   Notwithstanding the provisions of Article 19.2, a Member also shall comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in Article 19.2. Nothing in Article 19.2 shall be deemed to affect any rights of Members to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

        19.3     The Chairman of the Board of Directors appointed by the Board of Directors prior to the relevant general meeting of the Company or, in his absence, a person designated by the Chairman of the Board of Directors, or if no person is so designated, a person designated by the Board of Directors shall preside at any meeting of the Members and determine the order of business and all other matters relating to the conduct of the meeting.

        19.4     The presiding officer of any meeting of the Members shall have the power to prescribe such rules, regulations and procedures and to do all such things as in his judgment may be necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, the right of Directors, Members and others to speak, limitations on the time allotted to questions or comments, restrictions on entry to the meeting after the time scheduled for the commencement thereof and the opening and closing of the voting polls.

        19.5     The presiding officer may, with the consent of a majority of the Members present and entitled to vote at any general meeting duly constituted hereunder, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a general meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting; save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting.

        19.6     In the case of joint registered holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register.

        19.7     No person shall be entitled to vote at any general meeting of the Company unless (a) he is registered as a Member on the record date for such meeting or holds a valid proxy of such a Member or unless (b) all calls or other sums presently payable in respect of the shares to be voted have been paid.

        19.8     Votes may be given either personally or by proxy.

XX. PROXIES

        20.1    The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or his attorney duly authorized in writing, or, if the appointor is a corporation or other legal entity, under the hand of an officer, attorney or where applicable, trustee duly authorized in that behalf. A proxy need not be a Member. Each Member entitled to vote at a general meeting of the Company may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy specifically provides for a longer period. If an instrument of proxy designates two or more persons to act as proxies, their acts with respect to voting shall have the following effect: (a) if only one proxy acts, his acts bind all; (b) if more than one proxy acts, the act of the majority binds all; and (c) if more than one acts and a majority do not agree on a particular issue, each proxy shall be entitled to vote in respect of the same portion of the shares as such proxy is of the proxies representing such shares.

        20.2    The instrument appointing a proxy shall be deposited at the principal executive offices of the Company or at such other place as is specified for that purpose in the notice convening the meeting no later than the time for holding the meeting, or adjourned meeting; provided that the presiding officer of the meeting may at his discretion direct that an instrument of proxy shall be deemed to have been duly deposited upon receipt of a facsimile transmission of the signed proxy, upon receipt of an electronic transmission of the proxy containing an electronic signature from a source determined by the presiding officer of the meeting to have been reliable or upon receipt of telex or cable confirmation from the appointor that the instrument of proxy duly signed is in the course of transmission to the Company. For the purposes of this Article 20.2, "electronic signature" means an electronic sound, symbol or process attached to or logically associated with an electronic record and executed or adopted by a person with intent to sign the electronic record.

        20.3    The instrument appointing a proxy may be in any usual or common form and may be expressed to be for a particular meeting or any adjournment thereof.

        20.4    A vote given in accordance with the term of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the share in respect of which the proxy is given provided that no notice in writing of such death, insanity, revocation or transfer as aforesaid shall have been received by the Company at its principal executive offices before the commencement of the general meeting, or adjourned meeting, at which it is sought to use the proxy.

        20.5    Any corporation or other legal entity, which is a Member, may in accordance with its articles of association or other governing documents or in the absence of such provision by resolution of its board of directors or other governing body authorize such person as it thinks fit to act as its representative at any general meeting of the Company, and the person so authorized shall be entitled to exercise the same powers on behalf of the corporation or other legal entity which he represents as the corporation or entity could exercise if it were an individual Member.

XXI. DIRECTORS

        21.1    (a) There shall be a Board of Directors the members of which shall be elected by the Members in accordance with Article 16.1 or appointed by the Board of Directors in accordance with this Article XXI consisting of not less than two nor more than 14 persons plus that number of Directors as any one or more class or series of shares (other than Ordinary Shares) may be entitled to elect, voting separately by class or series. The Board of Directors shall have the exclusive power and right to set the exact number of Directors within that range from time to time by resolution adopted by the vote of a majority of the whole Board of Directors.

        (b)   Except as set out in Article 21.1(f), the Directors shall be divided into three classes, designated by Class I, Class II and Class III. At the 2008 annual general meeting of the Company, Class III Directors shall be elected for a term expiring at the 2011 annual general meeting of the Company. At the 2009 annual general meeting of the Company, Class I Directors shall be elected for a term expiring at the 2012 annual general meeting of the Company. At the 2010 annual general meeting of the Company, Class II Directors shall be elected for a term expiring at the 2013 annual general meeting of the Company. At each annual general meeting of the Company, each class of Directors whose term shall then expire shall be elected to hold office for a three-year term and until the election of their respective successors in office or their earlier death, resignation or removal.

        (c)   If the number of Directors is decreased by resolution of the Board of Directors pursuant to this Article 21.1, in no case shall that decrease or shorten the term of any incumbent Director.

        (d)   Any newly created directorship resulting from an increase in the number of Directors and any other vacancy on the Board of Directors, however caused, may only be filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director. Any Director elected by the Board of Directors to fill a vacancy shall hold office until the annual general meeting of the Company for the year in which the term of the Director vacating office expires and until his successor shall have been elected. Any newly created directorship resulting from an increase in the number of Directors may be created in any Class of Directors that the Board of Directors may determine, and any Director elected to fill the newly created vacancy shall hold office until the term of office of such Class expires.

        (e)   One or more or all of the Directors may be removed only for "cause" by the affirmative vote of the holders of at least a majority of the issued shares generally entitled to vote, voting together as a single class, at a general meeting of the Company for which proper notice of the proposed removal has been given. As used in the preceding sentence, "cause" shall be limited to (i) action by the Director involving willful malfeasance, which conduct has a material adverse effect on the Company, or (ii) conviction of the Director of a felony. The Board of Directors shall not have any power to remove any Director.

        (f)    Notwithstanding the foregoing, whenever the holders of any one or more classes or series of shares in issue has the right, voting separately by class or series, to elect Directors at an annual general meeting or extraordinary general meeting of the Company, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the provisions of these Articles. Directors so elected shall not be divided into classes and shall be elected by such holders annually unless expressly provided otherwise by those provisions or resolutions. The aforesaid Directors and the

Directors appointed under Article 21.1 shall together constitute the Board of Directors from time to time.

        21.2    Each Director shall be entitled to receive as compensation for such Director's services as a Director or committee member or for attendance at meetings of the Board of Directors or committees, or both, such amounts (if any) as shall be fixed from time to time by the Board of Directors. Each Director shall be entitled to reimbursement for reasonable traveling expenses incurred by such Director in attending any such meeting.

        21.3    A Director may hold any other office (other than as an outside auditor of the Company) or place of profit under the Company in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Board of Directors may determine.

        21.4    A Director may act by himself or for his firm in a professional capacity for the Company (other than as an outside auditor of the Company), and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; provided, however, that he has disclosed his interest in the transaction at the first meeting held to consider the transaction or as soon thereafter as he becomes interested in the transaction.

        21.5    No membership qualifications for Directors shall be required.

        21.6    A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as shareholder, member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

        21.7    No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realized by any such contract or transaction by reason of such Director holding office or of the fiduciary relation thereby established; provided, however, that he has disclosed his interest in the transaction at the first meeting held to consider the transaction or as soon thereafter as he becomes interested in the transaction. A Director shall be at liberty to vote in respect of any contract or transaction in which he is so interested as aforesaid; provided, however, that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

        21.8    A general notice that a Director is a member of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure under Article 21.7 and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

        21.9    The Directors may exercise all the powers of the Company to provide pensions or other retirement or superannuation benefits and to provide death or disability benefits or other allowances or gratuities (by insurance or otherwise) for a person who is or has at any time been a Director of (a) the Company, (b) a company which is or was an affiliate of the Company, or (c) a predecessor in business of the Company or of an affiliate of the Company (or, in each case, for any member of his family, including a spouse or former spouse, or a person who is or was dependent on him). For this purpose, the Directors may establish, maintain, subscribe and contribute to any scheme, plan, trust or fund and pay premiums thereon. The Directors may arrange for this to be done by the Company alone or in conjunction with another person.

        21.10    A Director or former Director is entitled to receive and retain for his own benefit a pension or other benefit provided under Article 21.9 and is not obliged to account for it to the Company.

        21.11    Any proxy appointed for the purposes of any such meeting will have authority only to vote in respect of the approval of the Company's annual return to the Cayman Islands Registrar of Companies. Such appointment must be made in writing under the hand of the appointor and may at any time be revoked in like manner, and notice of every such appointment or revocation in like manner, and the appointee need not be a Director or Member, but he must furnish the Company with his address.

XXII. POWERS AND DUTIES OF DIRECTORS

        22.1    The business and affairs of the Company shall be managed by the Board of Directors who may exercise all such powers of the Company and do all such lawful acts and things as are not from time to time by the Statute or by these Articles required to be exercised or done by the Company in general meeting.

        22.2    The Board of Directors may from time to time and at any time by powers of attorney appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board of Directors, to be the attorney or attorneys of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board of Directors under these Articles) and for such period and subject to such conditions as it may think fit, and any such powers of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorneys as the Board of Directors may deem fit and may also authorize any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

        22.3    All checks, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be by such officer or officers or such other person or persons as the Board of Directors shall from time to time designate.

        22.4    The Board of Directors shall cause minutes to be made for the purpose of recording the proceedings at all meetings of the Company and the Directors and of committees of the Board of Directors.

        22.5    The Board of Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

        22.6    The Board of Directors may authorize any officer, officers, agent or agents to enter into any contract or agreement of any nature whatsoever, including, without limitation, any contract, deed, bond, mortgage, guaranty, deed of trust, security agreement, pledge agreement, act of pledge, collateral mortgage, collateral chattel mortgage or any other document or instrument of any nature whatsoever, and to execute and deliver any such contract, agreement, document or other instrument of any nature whatsoever for and in the name of and on behalf of the Company, and such authority may be general or confined to specific instances.

        22.7    If, as the result of consolidation and division or subdivision of shares, Members become entitled to fractions of a share, the Board of Directors may on behalf of the Members deal with the fractions as it thinks fit. In particular, the Board of Directors may:

          (a)   sell fractions of a share to a person (including, subject to the Statute, to the Company) for the best price reasonably obtainable and distribute the net proceeds of sale in due proportion amongst the persons entitled (except that if the amount due to a person is less than US$10, or such other sum as the Board of Directors may decide, the sum may be retained for the benefit of the Company) and to give effect to such a sale the Board of Directors may authorize a person to transfer the shares to the purchaser or his nominee and may cause the name of the purchaser or his nominee to be entered in the register as the holder of the shares. The purchaser is not bound to see to the application of the purchase money and the title of the transferee to the shares is not affected by an irregularity or invalidity in the proceedings connected with the sale; or

          (b)   subject to these Articles, allot or issue to a member credited as fully paid by way of capitalization the minimum number of shares required to round up his holding of shares to a number which, following consolidation and division or subdivision, leaves a whole number of shares (such allotment or issue being deemed to have been effected immediately before consolidation or subdivision, as the case may be) and if shares are so allotted or issued the amount required to pay-up those shares may be capitalized as the Board of Directors thinks fit out of amounts standing to the credit of reserves (including a share premium account, capital redemption reserve and profit and loss account), whether or not available for distribution, and applied in paying-up in full the appropriate number of shares. A resolution of the Board of Directors capitalizing part of the reserves has the same effect as if the capitalization had been declared by Ordinary Resolution.

XXIII. COMMITTEES

        23.1    The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the Directors, as designated by the Board of Directors. The Board of Directors may designate one or more alternate Directors as members of any committee, who may replace any absent member at any meeting of the committee. In the absence of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent member. At all meetings of any committee, a majority of its members (or the member, if only one) shall constitute a quorum for the transaction of business, and the act of a majority of the members present shall be the act of any such committee, unless otherwise specifically provided by the Statute, the Memorandum, these Articles or the resolution establishing such committee. The Board of Directors shall have the power at any time to change the number and members of any such committee, to fill vacancies and to discharge any such committee.

        23.2    Any such committee, to the extent provided in the resolution of the Board of Directors but subject to any limitations of the Statute, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company and may authorize the seal of the Company to be affixed to all papers that may require it. The provisions herein with respect to notice of meetings of the Board of Directors shall apply also to meetings of committees, unless different provisions shall be prescribed by the Board of Directors. Each committee shall serve at the pleasure of the Board of Directors. It shall keep minutes of its meetings and report the same to the Board of Directors when required and shall observe such procedures as are prescribed by the Board of Directors.

        23.3    The committees of the Board of Directors may include the Audit Committee, the Executive Compensation Committee, the Finance/Benefits Committee and the Corporate Governance Committee and any other committees designated by the Board of Directors.

XXIV. PROCEEDINGS OF DIRECTORS

        24.1    Except as otherwise provided by these Articles, the Board of Directors shall meet together for the dispatch of business, convening, adjourning and otherwise regulating its meetings as it thinks fit. Except as otherwise provided by these Articles, questions arising at any meeting shall be decided by a majority of the Directors present at a meeting at which there is a quorum.

        24.2    Regularly scheduled meetings of the Board of Directors may be held at such time and at such place as shall from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Chief Executive Officer, the President or a majority of the Directors.

        24.3    No notice need be given of any regular meeting of the Board of Directors or of any adjourned meeting of the Board of Directors. No notice need be given to any Director who signs a written waiver thereof or who attends the meeting without protesting the lack of notice. Notices need not state the purpose of the meeting. Attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, except when a Director attends and makes it known that he is attending for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully convened, and such purpose is duly recorded in the minutes of such meeting.

        24.4    Notice of each special meeting of the Board of Directors shall be given to each Director either by first class United States mail at least three days before the meeting, by "overnight" or other express delivery service at least two days before the meeting, or by telegram, telex, cable, telecopy, facsimile, personal written delivery or telephone at least one day before the meeting. Any notice given by telephone shall be immediately confirmed by telegram, telex, cable, telecopy or facsimile. Notices are deemed to have been given: by mail, when deposited in the United States mail with postage prepaid; by "overnight" or other express delivery service, the day after sending; by telegram, telex, or cable, at the time of sending; by telecopy or facsimile, upon receipt of a transmittal confirmation; and by personal delivery or telephone, at the time of delivery. Written notices shall be sent to a Director at the address designated by such Director for that purpose or, if none has been so designated, at such Director's last known residence or business address.

        24.5    The quorum necessary for the transaction of the business of the Board of Directors shall be a majority of the whole Board of Directors.

        24.6    All acts done at any meeting of the Board of Directors or of a committee of the Board of Directors shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director be as valid as if every such person had been duly appointed and qualified to be a Director.

        24.7    Any one or more members of the Board of Directors or any committee thereof may participate in a meeting of such Board of Directors or committee by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

        24.8    A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of Directors shall be as valid and effectual as if it had been passed at a meeting of the Board of Directors or committee, as the case may be, duly convened and held.

XXV. VACATION OF OFFICE OF DIRECTOR

        25.1    The office of a Director shall be vacated:

          (a)   if he gives notice in writing to the Board of Directors or Secretary that he resigns the office of Director;

          (b)   if he dies;

          (c)   if he is found to be or becomes of unsound mind; or

          (d)   if removed pursuant to Article 21.1.

        25.2    In the case of a resignation, the resignation shall be effective as of the date specified in the notice or if not so specified, upon receipt thereof. Unless otherwise specified in the notice, acceptance shall not be required to make it effective.

        25.3    A resolution of the Board of Directors declaring a Director to have vacated office under the terms of Article 25.1 is conclusive evidence as to the fact and grounds of vacation stated in the resolution.

XXVI. CERTAIN BUSINESS COMBINATIONS

        26.1    In addition to any approval by Members required pursuant to the terms of any series or class of shares other than Ordinary Shares, the approval of the holders of at least a majority of the issued shares generally entitled to vote at a meeting called for such purpose, following approval by the Board of Directors shall be required in order for the Company "to sell, lease or exchange all or substantially all of its property or assets" as that phrase is interpreted for the purposes of section 271 of the Delaware General Corporation Law, as amended or re-enacted from time to time, of the United States of America, provided that the foregoing approval by Members shall not apply to any such transaction of the Company with any entity which the Company, "directly or indirectly controls" as that phrase is defined in Rule 405 under the Securities Act of 1933, as amended or re-enacted from time to time, of the United States of America.

XXVII. BUSINESS COMBINATIONS WITH INTERESTED MEMBERS

        27.1    The Company shall not engage in any Business Combination with any Interested Member for a period of three years following the time that such Member became an Interested Member, unless, at or subsequent to such time, the Business Combination is approved by the Board of Directors and authorized at a general meeting of the Company by the affirmative vote of at least 66 2/3% of the issued shares generally entitled to vote which are not Owned by the Interested Member; provided, however, that the restrictions contained in this Article 27.1 shall not apply if:

          (a)   prior to such time that such Member became an Interested Member, the Board of Directors approved either the Business Combination or the transaction which resulted in the Member becoming an Interested Member;

          (b)   upon consummation of the transaction which resulted in the Member becoming an Interested Member, the Interested Member Owned at least 85% of the issued shares generally entitled to vote at the time the transaction commenced, excluding for purposes of determining the number of shares then in issue, those shares Owned (i) by Persons who are both Directors and officers of the Company and (ii) employee share plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer;

          (c)   the Company does not have a class of voting shares that is (i) listed on a national securities exchange (as such term is defined in the Exchange Act), (ii) authorized for quotation on the NASDAQ Global Market (or any successor to such stock market) in the United States of America or (iii) held by more than 2,000 Members, unless any of the foregoing results from action taken, directly or indirectly, by an Interested Member or from a transaction in which a Person becomes an Interested Member;

          (d)   a Member becomes an Interested Member inadvertently and (i) as soon as practicable divests itself of Ownership of sufficient shares so that the Member ceases to be an Interested Member and (ii) would not, at any time within the three-year period immediately prior to a Business Combination between the Company and such Member, have been an Interested Member but for the inadvertent acquisition of Ownership;

          (e)   the Business Combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (i) constitutes one of the transactions described in the second sentence of this Article 27.1(e); (ii) is with or by a person who either was not an Interested Member during the previous three years or who became an Interested Member with the approval of the Board of Directors or during the period described in Article 27.1(f); and (iii) is approved or not opposed by a majority of the members of the Board of Directors then in office (but not less than one) who were Directors prior to any person becoming an Interested Member during the previous three years or were recommended for election or elected to succeed such Directors by a majority of such Directors. The proposed transactions referred to in the preceding sentence are limited to (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect majority-Owned subsidiary of the Company (other than to any direct or indirect wholly Owned subsidiary or to the Company) having an aggregate market value equal to 50% or more of either that aggregate market value of all of the assets of the Company determined on a consolidated basis or the aggregate market value of all the issued shares or (z) a proposed tender or exchange offer for 50% or more of the voting shares then in issue. The Company shall give not less than 20 days' notice to all Interested Members prior to the consummation of any of the transactions described in clause (y) of the second sentence of this Article 27.1(e);

          (f)    the Business Combination is with an Interested Member who became an Interested Member at a time when the restrictions contained in Article 27.1(e) did not apply by reason of Article 27.1(c);

          (g)   As used in this Article 27.1, the term:

              (i)  "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

             (ii)  "Associate," when used to indicate a relationship with any person, means (A) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the Owner of 20% or more of any class of voting shares, (B) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity and (C) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

            (iii)  "Business Combination," when used in reference to the Company and any Interested Member of the Company, means:

              (A)  any merger or consolidation of any direct or indirect majority-Owned subsidiary of the Company with (1) the Interested Member or (2) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the Interested Member and as a result of such merger or consolidation Article 27.1 is not applicable to the surviving entity;

              (B)  any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a Member, to or with the Interested Member, whether as part of a dissolution or otherwise, of assets of the

      Company or of any direct or indirect majority-Owned subsidiary of the Company which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Company determined on a consolidated basis or the aggregate market value of all the shares then in issue;

              (C)  any transaction which results in the issuance or transfer by the Company or by any direct or indirect majority-Owned subsidiary of the Company of any shares or shares of such subsidiary to the Interested Member, except (1) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares or the shares of a direct or indirect majority-Owned subsidiary of the Company which securities were in issue prior to the time that the Interested Member became such; (2) pursuant to a Holding Company Merger; (3) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares or the shares of a direct or indirect majority-Owned subsidiary of the Company which security is distributed, pro rata, to all holders of a class or series of shares subsequent to the time the Interested Member became such; (4) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all holders of said shares; or (5) any issuance or transfer of shares by the Company; provided, however, that in no case under (3)-(5) above shall there be an increase in the Interested Member's proportionate interest in the shares of any class or series or of the voting shares;

              (D)  any transaction involving the Company or any direct or indirect majority-Owned subsidiary of the Company which has the effect, directly or indirectly, of increasing the proportionate interest of the shares of any class or series, or securities convertible into the shares of any class or series, or of the interest of the shares of any such subsidiary which is Owned by the Interested Member, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares not caused, directly or indirectly, by the Interested Member; or

              (E)  any receipt by the Interested Member of the benefit, directly or indirectly (except proportionately as a Member), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subsections (A)-(D) of this Article 27.1(g)(iii)) provided by or through the Company or any direct or indirect majority-Owned subsidiary of the Company.

            (iv)  "control," including the terms "controlling," "controlled by" and "under common control with," means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the Ownership of voting shares, by contract, or otherwise. A person who is the Owner of 20% or more of the issued or outstanding voting shares of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for one or more Owners who do not individually or as a group have control of such entity.

             (v)  "Interested Member" means any person (other than the Company and any direct or indirect majority-Owned subsidiary of the Company) that (A) is the Owner of 15% or more of the issued voting shares or (B) is an Affiliate or Associate of the Company and was the Owner of 15% or more of the issued voting shares at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an Interested Member, and also the Affiliates and Associates of such person; provided, however, that the term "Interested Member" shall not include any person whose Ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the Company; provided that such person shall be an Interested Member if thereafter such person acquires additional voting shares, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an Interested Member, the voting shares deemed to be in issue shall include shares deemed to be Owned by the person but shall not include any other unissued shares which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

            (vi)  "merger or consolidation" shall be construed in accordance with Section 203 of the Delaware General Corporation Law (as amended or re-enacted from time to time) of the United States of America.

           (vii)  "Owner" including the terms "Own," "Owned" and "Ownership" when used with respect to any shares means a person that individually or with or through any of its Affiliates or Associates:

              (A)  beneficially Owns such shares, directly or indirectly;

              (B)  has (1) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the Owner of shares tendered pursuant to a tender or exchange offer made by such person or any of such person's Affiliates or Associates until such tendered shares is accepted for purchase or exchange; or (2) the right to vote such shares pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the Owner of any shares because of such person's right to vote such shares if the agreement, arrangement or understanding to vote such shares arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

              (C)  has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in Article 27.1(g)(vii)(B)(2)), or disposing of such shares with any other person that beneficially Owns, or whose Affiliates or Associates beneficially Own, directly or indirectly, such shares.

          (viii)  "voting shares" means, with respect to the Company or any other corporation, shares or stock of any class or series which entitles the holder to vote generally in the election of directors and, with respect to any other entity that is not a corporation, any equity interest which entitles the holder to vote generally in the election of the governing body of such entity.

XXVIII. SEAL

        28.1    The Board of Directors may adopt a seal, alter the seal at its pleasure and authorize it to be used by causing it or a facsimile to be affixed or impressed or reproduced in any other manner.

XXIX. OFFICERS

        29.1    The officers of the Company shall be chosen by the Board of Directors and shall include a Chief Executive Officer, a President and a Secretary and may also include a Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, one or more Vice Presidents (who may be further classified by such descriptions as "Executive," "Senior" or "Assistant" as determined by the

Board of Directors), and such other officers, as the Board of Directors may deem necessary or appropriate. Subject to Article 40.4, the Board of Directors may from time to time authorize any officer to appoint and remove any other officer or agent and to prescribe such person's authority and duties. Any person may hold at one time two or more offices. Each officer shall have such authority and perform such duties, in addition to those specified in these Articles, as may be prescribed by the Board of Directors from time to time.

        29.2    Each officer shall hold office for the term for which elected or appointed by the Board of Directors, and until the person's successor has been elected or appointed and qualified or until such person's earlier resignation or removal. Any officer may be removed by the Board of Directors, with or without cause. The election or appointment of an officer shall not in and of itself create contractual rights against the Company. Any officer may resign at any time by giving written notice to the Board of Directors or the Secretary. Any such resignation shall take effect at the time specified therein or, if such time is not specified therein, then upon receipt of such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        29.3    The Chairman of the Board of Directors shall be a member of the Board of Directors. The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors.

        29.4    Subject to the control of the Board of Directors, the Chief Executive Officer shall be responsible for the day-to-day management of the business and affairs of the Company and shall enjoy all other powers commonly incident to the office. If the President shall not be designated the Chief Executive Officer of the Company, such President shall have such authority and perform such duties as may be prescribed from time to time by the Board of Directors or the Chief Executive Officer.

        29.5    Each of the Vice Presidents shall have such authority and perform such duties as may be prescribed from time to time by the Board of Directors or the Chief Executive Officer.

        29.6    The Secretary shall keep the minutes of the meetings of the Members and the Board of Directors and give notice of such meetings and shall perform like duties for the committees of the Board of Directors when so required. The Secretary shall have custody of the seal and affix and attest the seal to any instrument to be executed under seal and enjoy all powers commonly incident to the office. In the case of the absence or inability to act of the Secretary, any Assistant Secretary (or, in the case of keeping minutes of a meeting of Members or Directors, any other person designated by the presiding officer of such meeting) may act in the Secretary's place.

        29.7    Compensation of officers, agents and employees of the Company shall be fixed from time to time by, or under the authority of, the Board of Directors.

XXX. DIVIDENDS AND RESERVES

        30.1    Subject to the Statute and any rights and restrictions for the time being attached to any class or series of shares, the Board of Directors may from time to time declare dividends (including interim dividends) on the shares issued and authorize payment of the same out of the funds of the Company lawfully available therefor.

        30.2    Subject to the Statute and any rights and restrictions for the time being attached to any class or series of shares, all dividends shall be declared and paid according to the amounts paid or credited as paid on the shares in respect of which the dividend is paid, but no amount paid or credited as paid on a share in advance of calls shall be treated for the purposes of this Article 30.2 as paid on the share. Subject to the Statute and any rights and restrictions for the time being attached to any class or series of shares, all dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid but if any share is issued on terms providing that it shall rank for dividend as from a particular date such share shall rank for dividend accordingly.

        30.3    If several persons are registered as joint holders of any share, any of them may give effectual receipts for any dividends, bonuses or other moneys payable on or in respect of the share.

        30.4    The Board of Directors may deduct from any dividend payable to any Member all sums of money (if any) presently payable by him to the Company or account of calls or otherwise.

        30.5    The Board of Directors may declare that any dividend be paid wholly or partly by the distribution of shares or other securities of the Company and/or specific assets and in particular of paid-up shares, debentures or debenture stock of any other company or in any one or more of such ways, and where any difficulty arises in regard to such distribution, the Board of Directors may settle the same as it deems expedient and in particular may issue fractional shares and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees as may seem expedient to the Board of Directors.

        30.6    No dividend shall bear interest against the Company unless expressly authorized by the Board of Directors.

XXXI. CAPITALIZATION

        31.1    The Company may upon the recommendation of the Board of Directors capitalize any sum standing to the credit of any of the Company's reserve accounts (including share premium account and capital redemption reserve fund) or any sum standing to the credit of profit and loss account or otherwise available for distribution and to appropriate such sum to Members in the proportions in which such sum would have been divisible amongst them had the same been a distribution of profits by way of dividend and to apply such sum on their behalf in paying up in full unissued shares (not being redeemable shares) for allotment and distribution credited as fully paid up to and amongst them in the proportion aforesaid. In such event the Board of Directors shall do all acts and things required to give effect to such capitalization, with full power to the Board of Directors to make such provisions as it thinks fit for the case of shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Board of Directors may authorize any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalization and matters incidental thereto, and any agreement made under such authority shall be effective and binding on all concerned.

XXXII. AUDIT

        32.1    The accounts relating to the Company's affairs shall be audited in such manner, if at all, as may be determined from time to time by the Board of Directors.

XXXIII. NOTICES

        33.1    Notices shall be in writing and may be given by the Company to any Member either by first class United States mail, "overnight" or other express delivery service, telegram, telex, cable, telecopy, facsimile, electronic transmission or personal delivery. Notices are deemed to have been given: by mail, three days after deposited in the United States mail with postage prepaid; by "overnight" or other express delivery service, the day after sending; by telegram, telex or cable, at the time of sending; by telecopy or facsimile, upon receipt of a transmittal confirmation; by electronic transmission, when dispatched; and by personal delivery, at the time of delivery.

        33.2    A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a share or shares in consequence of the death or bankruptcy of a Member by any manner set forth in Article 33.1 addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankruptcy, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled.

        33.3    A notice may be given by the Company to the joint holders of record of a share by giving the notice to the joining holder first named on the Register in respect of the share.

        33.4    Notice of every general meeting of the Company shall be given in any manner hereinbefore authorized to:

          (a)   every holder of voting shares as shown in the Register as of the record date for such meeting except that in the case of joint holder the notice shall be sufficient if given to the joint holder first named in the Register;

          (b)   every person upon whom the ownership of a voting share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a holder of voting shares where such holder but for his death or bankruptcy would be entitled to receive notice of the meeting; and

          (c)   except as otherwise required by law or these Articles, no other person shall be entitled to receive notice of general meetings.

XXXIV. LIMITATION OF LIABILITY AND INDEMNITY

        34.1    (a) No Director shall be personally liable to the Company or, if any, its Members for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Company or, if any, to its Members, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law or (iii) for any transaction from which the Director derived an improper personal benefit.

        (b)   The Company shall indemnify, to the fullest extent permitted by the laws of the Cayman Islands as from time to time in effect, if any, any person who was or is a party or is threatened to be made a party to, or otherwise requires representation by counsel in connection with, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not an action by or in the right of the Company) by reason of the fact that he is or was a Director or officer of the Company, or, while serving as a Director or officer of the Company, is or was serving at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity. The right to indemnification conferred by this Article 34.1 also shall include the right of such persons to be paid in advance by the Company for their expenses to the fullest extent permitted by the laws of the Cayman Islands as from time to time in effect. The right to indemnification conferred on such persons by this Article 34.1 shall be a contractual right.

        (c)   Unless otherwise determined by the Board of Directors, the Company shall indemnify to the fullest extent permitted by the laws of the Cayman Islands as from time to time in effect, if any, any person who was or is a party or is threatened to be made a party to, or otherwise requires representation by counsel in connection with, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not an action by or in the right of the Company), by reason of the fact that he is or was an employee (other than an officer) or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity.

        (d)   The rights and authority conferred in this Article 34.1 shall not be exclusive of any other right that any person has or hereafter acquires under any law, provision of these Articles or the Memorandum, agreement, vote of Members or of the Board of Directors or otherwise.

        (e)   Neither the amendment nor repeal of this Article 34.1, nor the adoption of any provision of the Memorandum or these Articles or of any law inconsistent with this Article 34.1, shall eliminate or reduce the effect of this Article 34.1 in respect of any acts or omissions occurring prior to such amendment, repeal or adoption of an inconsistent provision.

XXXV. BOOKS AND RECORDS

        35.1    In addition to any rights which may be conferred on Members by Statute, upon written demand under oath stating the purpose thereof, any Member, in person or by attorney or other agent, may review for any proper purpose, during usual hours for business, the books and records of the Company including, without limitation, the Register. A proper purpose shall mean a purpose reasonably related to such person's interest as a Member. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the Member. The demand under oath shall be directed to the corporation at its principal executive offices.

        The Board of Directors may establish procedures for, or limitations or conditions on, Members' review of books and records of the Company for the purpose of (a) protecting the interests of the Company, (b) protecting the confidentiality of the information contained in those books and records, (c) the convenience of the Company, or (d) protecting any other interest of the Company that the Board of Directors deems proper.

XXXVI. WINDING UP

        36.1    In the event of any dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, after there shall have been paid or set aside for payment to the holders of any issued shares ranking senior to the Ordinary Shares as to distribution on liquidation or distribution on winding up, the full amounts to which they shall be entitled and the holders of the then-issued Ordinary Shares shall be entitled to receive, pro rata according to the number of Ordinary Shares registered in the names of such Members, any remaining assets of the Company available for distribution to its Members; provided, if, at such time, the holder of Ordinary Shares has any outstanding debts, liabilities or engagements to or with the Company (whether presently payable or not), either alone or jointly with any other person, whether a Member or not (including, without limitation, any liability associated with the unpaid purchase price of such Ordinary Shares), the liquidator appointed to oversee the liquidation of the Company may deduct from the amount payable in respect of such Ordinary Shares the aggregate amount of such debts, liabilities and engagements and apply such amount to any of such holder's debts, liabilities or engagements to or with the Company (whether presently payable or not). The liquidator may with the sanction of a Special Resolution distribute, in kind, to the holders of the Ordinary Shares remaining assets of the Company or may, without the need of any such sanction sell, transfer or otherwise dispose of all or any part of such remaining assets to any other person, corporation, trust or entity and receive payment therefor in cash, shares or obligations of such other person, corporation, trust or entity or any combination thereof, and may sell all or any part of the consideration so received, and may distribute the consideration received or any balance or proceeds thereof to holders of the Ordinary Shares. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as the liquidator, with the like sanction shall think fit, but so that no Member shall be compelled to accept any shares or other securities whereon there is any liability.

XXXVII. DEREGISTRATION

        37.1    (a) The Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing; and

          (b)   In furtherance of a resolution adopted pursuant to (a) above of this Article 37.1, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

XXXVIII. FISCAL YEAR

        38.1    Each Fiscal Year shall commence on such date as may be specified by the Board of Directors.

XXXIX. AMENDMENTS OF ARTICLES

        39.1    Subject to the Statute, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

XL. GOVERNANCE DURING THE SPECIFIED PERIOD

        40.1    Applicability. The provisions in this Article XL shall apply during the Specified Period notwithstanding any other provision in these Articles. In the event of any conflict between the provisions of this Article XL and any other provision of these Articles, the provisions of this Article XL control. No inference that no conflict exists shall be drawn by virtue of the absence of a reference to this Article XL (or any restriction set forth herein) in any other particular provision of these Articles. After the Specified Period, the provisions in this Article XL shall be of no further force and effect.

        40.2    Definitions

        As used in this Article XL, the following terms shall have the following meanings:

          (a)   "Designated GlobalSanta Fe Director" means (i) those seven members of the GlobalSanta Fe Board of Directors designated by GlobalSanta Fe Corporation to serve as members of the Board of Directors of the Company at the Effective Time and (ii) any Replacement GlobalSanta Fe Director.

          (b)   "Designated Transocean Director" means (i) those seven members of the Board of Directors of the Company immediately prior to the Effective Time designated by the Company to serve as members of the Board of Directors of the Company at the Effective Time and (ii) any Replacement Transocean Director.

          (c)   "Effective Time" means the time of the filing of the orders of the Grand Court of the Cayman Islands sanctioning the scheme of arrangement by amalgamation of GlobalSantaFe Corporation and Transocean Worldwide Inc. pursuant to the Agreement and Plan of Merger among the Company, GlobalSantaFe Corporation, and Transocean Worldwide Inc. dated as of July 21, 2007 (the "Agreement and Plan of Merger") with the Registrar of Companies of the Cayman Islands.

          (d)   "Replacement GlobalSantaFe Director" has the meaning specified in Article 40.3(b).

          (e)   "Replacement Transocean Director" has the meaning specified in Article 40.3(b).

          (f)    "Specified Period" means the period commencing at the Effective Time and ending on the second anniversary of the Effective Time.

        40.3    Directors

        (a)   At the Effective Time, the Board of Directors of the Company shall consist of 14 members, seven being members designated by the Company, after consultation with GlobalSantaFe Corporation, before the Effective Time, and seven being members designated by GlobalSantaFe Corporation, after consultation with the Company, before the Effective Time, with such persons being allocated by the Company or GlobalSantaFe Corporation, as applicable, (i) two Designated Transocean Directors and two Designated GlobalSantaFe Directors shall be allocated to the class of Directors whose term expires at the annual general meeting of the Company to be held in 2008, (ii) three Designated Transocean Directors and three Designated GlobalSantaFe Directors shall be allocated to the class of Directors whose term expires at the annual general meeting of the Company to be held in 2009 and (iii) two Designated Transocean Directors and two Designated GlobalSantaFe Directors shall be allocated to the class of Directors whose term expires at the annual general meeting of the Company to be held in 2010. At the Effective Time, Robert E. Rose shall be the Chairman of the Board of Directors. During the Specified Period, the removal, replacement or appointment of a new Chairman of the Board of Directors shall require a two-thirds vote of the entire Board of Directors. At the Effective Time, the membership of each committee of the Board of Directors shall consist of an equal number of Designated Transocean Directors and Designated GlobalSantaFe Directors. During the Specified Period, (i) the Chairman of the Audit Committee of the Board of Directors of the Company shall be a Designated GlobalSantaFe Director, (ii) the Chairman of the Corporate Governance Committee of the Board of Directors shall be a Designated Transocean Director, (iii) the Chairman of the Finance and Benefits Committee of the Board of Directors shall be a Designated Transocean Director and (iv) the Chairman of the Executive Compensation Committee of the Board of Directors shall be a Designated GlobalSantaFe Director. From and after the Effective Time, each person designated as a Director shall serve as a Director until such person's successor shall be elected and qualified or such person's earlier death, resignation or removal.

        (b)   The Company shall use all reasonable best efforts to maintain the allocations and appointments set forth in this Article 40.3 during the Specified Period, and the Company shall not nominate or fail to nominate any person contrary to the allocations set forth in Article 40.3 or take any other action designed to or which would reasonably be expected to alter such allocations. In the event that a Designated Transocean Director or a Designated GlobalSantaFe Director shall die, resign, be removed from or otherwise fail to serve on the Board of Directors during the Specified Period, the remaining Designated Transocean Directors or Designated GlobalSantaFe Directors, as the case may be, shall designate such Director's replacement (a "Replacement Transocean Director" or a "Replacement GlobalSantaFe Director," as the case may be, and any Replacement Transocean Director shall be deemed a Designated Transocean Director and any Replacement GlobalSantaFe Director shall be deemed a Designated GlobalSantaFe Director), unless a majority of such group of Directors determines in their sole discretion not to replace any such Director. With respect to those Designated Transocean Directors appointed to a class of Directors the term of which expires prior to the second anniversary of the Effective Time, a majority of the Designated Transocean Directors shall have the power (which power may be delegated in whole or in part by such Directors to any committee of such Directors) to determine whether any such Designated Transocean Director shall be included on the list of nominees for Director presented by the Board of Directors and for which such Board shall solicit proxies at the annual general meeting of shareholders of the Company following the Effective Time at which Directors are elected for such class, and in the event that the Designated Transocean Directors so determine not to include any such Designated Transocean Director on such list of nominees, a majority of the Designated Transocean Directors shall have the power to designate the person who will be included on such list of nominees for Director presented by the Board of Directors of the Company and for which such Board shall solicit proxies at such annual general meeting of shareholders of the Company (and, upon election, such replacement shall constitute a Designated Transocean Director). With respect to those Designated GlobalSantaFe Directors appointed to a class of Directors the term of which expires prior to the second anniversary of the Effective Time, a majority of the Designated GlobalSantaFe Directors shall have the power (which power may be delegated in whole or in part by such Directors to any committee of such Directors) to determine whether any such Designated GlobalSantaFe Director shall be included on the list of nominees for Director presented by the Board of Directors and for which such Board of Directors shall solicit proxies at the annual general meeting of Members following the Effective Time at which Directors are elected for such class, and in the event that the Designated GlobalSantaFe Directors so determine not to include any such Designated GlobalSantaFe Director on such list of nominees, a majority of the Designated GlobalSantaFe Directors shall have the power to designate the person who will be included on such list of nominees for Director presented by the Board of Directors and for which such Board of Directors shall solicit proxies at such annual general meeting of Members (and, upon election, such replacement shall constitute a Designated GlobalSantaFe Director).

        40.4    Officers

        (a)   At the Effective Time, Robert L. Long shall be the Chief Executive Officer of the Company. The removal, replacement or appointment of any person as Chief Executive Officer of the Company shall require a two-thirds vote of the entire Board of Directors during the Specified Period.

        (b)   At the Effective Time, Jon A. Marshall shall be the President and Chief Operating Officer of the Company. The removal, replacement or appointment of any person as President and Chief Operating Officer of the Company shall require a two-thirds vote of the entire Board of Directors during the Specified Period.

Annex G

THE TRANSOCEAN SCHEME

IN THE GRAND COURT OF THE CAYMAN ISLANDS	Cause No. 433 of 2007

IN THE MATTER OF TRANSOCEAN INC.

and

IN THE MATTER OF THE COMPANIES LAW (2007 REVISION)

SCHEME OF ARRANGEMENT
(under section 86 of the Companies Law (2007 Revision) of the Cayman Islands)

BETWEEN:

TRANSOCEAN INC.
(an exempted company incorporated with limited liability and registered under the laws of the
Cayman Islands with registered number 89645)

and

THE SCHEME SHAREHOLDERS
(as hereinafter defined)

PART I

PRELIMINARY

Recitals

DEFINITIONS

A
In this Scheme, unless the context otherwise requires or unless otherwise expressly provided for, the following expressions shall bear the following meanings:

Affiliate	Any person directly or indirectly controlling, controlled by or under common control with, another person. For these purposes, 'control' means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract, agreement or otherwise and 'controlling' and 'controlled' shall have meanings correlative thereto
Agreement and Plan of Merger	The Agreement and Plan of Merger among the Company, GSF and Transocean Worldwide Inc. dated as of July 21, 2007.
Allowed Proceeding	Any proceeding by a Scheme Shareholder to enforce its rights under this Scheme where any party fails to perform its obligations under this Scheme.
Business Day	Any day on which banks are open for business in New York and the Cayman Islands.
Cash Consideration	US$33.03 cash (or such amount adjusted in accordance with Clause 3(d) hereof) to be paid in respect of each Scheme Share held by a Scheme Shareholder.
Cash Payment
In respect of each Scheme Shareholder, the Cash Consideration multiplied by the number of Scheme Shares held (or fractions thereof) by such Scheme Shareholder immediately prior to the Initial Effective Time.
Certificate	A certificate that immediately prior to the Initial Effective Time represented a Scheme Share.
Companies Law	The Companies Law (2007 Revision) of the Cayman Islands.

Effective Time
The date and time at which an office copy of the order of the Grand Court sanctioning the GSF Scheme and making such facilitating orders as are appropriate pursuant to section 87(2) of the Companies Law shall have been delivered to the Registrar of Companies in the Cayman Islands for registration (or, if later, one minute following the Initial Effective Time).
Exchange Agent	The Bank of New York at PO Box 11168 New York, New York 10203-0168, United States of America or such other party reasonably satisfactory to the Company and GSF.
Grand Court	The Grand Court of the Cayman Islands.
GSF	GlobalSantaFe Corporation, an exempted company incorporated with limited liability and registered under the laws of the Cayman Islands with registered number 34845.
GSF Scheme
The scheme of arrangement between (1) GSF, (2) the holders of GSF ordinary shares, (3) Transocean Worldwide Inc. and (4) Transocean in its present form or with or subject to any modifications, additions or conditions that are consented to by GSF and the Company and that the Grand Court may approve or impose.
Initial Effective Time
The date and time at which an office copy of the order of the Grand Court sanctioning this Scheme shall have been delivered to the Registrar of Companies in the Cayman Islands for registration at which time this Scheme shall become effective in accordance with Part V of this Scheme.
Joint Proxy Statement
The Joint Proxy Statement of the Company and GSF on Schedule 14A initially deemed filed on September 4, 2007 with the U.S. Securities and Exchange Commission pursuant to section 14(a) of the U.S. Securities Exchange Act of 1934 and in connection with this Scheme representing the explanatory statement issued pursuant to Order 102, rule 21 of the Rules of the Grand Court and including a notice of the Scheme Meeting.

Latest Practicable Date	September 18, 2007, being the latest date upon which it was practicable to ascertain certain information contained herein.
New Shares
In respect of each Scheme Shareholder, the Share Consideration multiplied by the number (including fractions) of Scheme Shares held by such Scheme Shareholder immediately prior to the Initial Effective Time.
Proceeding
Any process, suit, action, legal or other proceeding including without limitation any arbitration, mediation, alternative dispute resolution, judicial review, adjudication, demand, execution, restraint, forfeiture, reentry, seizure, lien, enforcement of judgment, enforcement of any security or enforcement of any letters of credit.
Prohibited Proceeding	Any proceeding against the Company or its property in any jurisdiction whatsoever other than an Allowed Proceeding.
Record Date	The close of business (New York time) on 1st October 2007.
Register of Members	The Company's register of members kept in accordance with section 40 of the Companies Law.
Scheme
This scheme of arrangement in respect of the Company under section 86 of the Companies Law in its present form or with or subject to any modifications, additions or conditions that are consented to by Transocean and that the Grand Court may approve or impose.
Scheme Consideration	The New Shares and the Cash Payment to be issued and paid to each Scheme Shareholder in accordance with the Scheme.
Scheme Meeting	The meeting of the holders of Transocean Ordinary Shares proposed to be convened at the direction of the Grand Court at which the Scheme will be voted upon or any adjournment thereof.
Scheme Shareholders	The holders of Transocean Ordinary Shares appearing on the Register of Members immediately prior to the Initial Effective Time.
Scheme Shares	All the Transocean Ordinary Shares in issue immediately prior to the Initial Effective Time.

Share Consideration
0.6996 (or such number adjusted in accordance with Clause 3(d) hereof) of a Transocean Ordinary Share to be issued and allotted by the Company in respect of each Scheme Share held immediately prior to the Initial Effective Time by a Scheme Shareholder.
Transocean	Transocean Inc., an exempted company incorporated with limited liability and registered under the laws of the Cayman Islands with registered number 89645.
Transocean Deferred Units	Deferred units with respect to Transocean Ordinary Shares under the Company's stock plans.
Transocean Options	Options to acquire Transocean Ordinary Shares under the Company's stock plans.
Transocean Ordinary Share	One Ordinary Share of US$0.01 par value in the capital of the Company.
Transocean Ordinary Share Price
The average of the per share closing prices of the Transocean Ordinary Shares as reported on the consolidated transaction reporting system for securities traded on the New York Stock Exchange, Inc. ("NYSE") (as reported in the New York City edition of The Wall Street Journal or, if not reported thereby, another authoritative source) for the 20 consecutive trading days ending on the fifth trading day prior to the closing date of the transactions contemplated by the Agreement and Plan of Merger, under the Agreement and Plan of Merger, appropriately adjusted for any stock splits, reverse stock splits, stock dividends, recapitalizations and other similar transactions.
US$	United States dollars, the lawful currency of the United States of America.

INTERPRETATION

B
In this Scheme, unless the context otherwise requires or otherwise expressly provides:

(1)
references to Recitals, Parts, clauses, sub-clauses and Schedules are references to the Recitals, Parts, clauses, sub-clauses and Schedules respectively of this Scheme;

(2)
references to Appendices are references to the appendices to the Joint Proxy Statement;

(3)
references to a "person" include references to an individual, firm, partnership, company, corporation, other legal entity, unincorporated body of persons or any state or state agency;

  (4)
  references to a statute or a statutory provision include the same as subsequently modified, amended or re-enacted from time to time;

  (5)
  references to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, verified, replaced and/or novated (in whole or in part) from time to time and to any agreement, deed or document executed pursuant thereto;

  (6)
  the singular includes the plural and vice versa and words importing one gender shall include all genders;

  (7)
  headings to Recitals, Parts, clauses, sub-clauses, Schedules and Appendices are for ease of reference only and shall not affect the interpretation of this Scheme; and

  (8)
  to the extent that there shall be any conflict or inconsistency between the terms of this Scheme and the Joint Proxy Statement then the terms of this Scheme shall prevail.

THE COMPANY

C
The Company was incorporated with limited liability and registered by continuation in the Cayman Islands on 14 May 1999 as an exempted limited liability company with registered number 89645.

D
On the Latest Practicable Date the Company had an authorised share capital of US$13,000,000 divided into 800,000,000 ordinary shares of US$0.01 nominal or par value each in the capital of the Company (Transocean Ordinary Shares), of which 290,841,685.0838 have been issued and are fully paid up or credited as fully paid up, and the remainder remain unissued, and 50,000,000 shares of US$0.10 nominal or par value each in the capital of the Company, of which all remain unissued.

OUTSTANDING TRANSOCEAN OPTIONS, TRANSOCEAN DEFERRED UNITS, TRANSOCEAN WARRANTS AND TRANSOCEAN CONVERTIBLE DEBENTURES

E
On the Latest Practicable Date there were in aggregate (1) 3,571,891outstanding Transocean Options of which 2,993,930 have vested and may be exercised in full or in part, (2) 348,412 outstanding Transocean Deferred Units, (3) 154,660 outstanding Transocean Warrants, each representing the right to purchase 17.5 Transocean Ordinary Shares, (4) $26,193,000 principal amount of outstanding Transocean Zero Coupon Convertible Debentures with a conversion price of $71.00 per Transocean Ordinary Share and (5) $399, 865,000 principal amount of outstanding Transocean 1.5% Convertible Debentures with a conversion price of $72.14 per Transocean Ordinary Share. If any Transocean Options, Transocean Warrants, Transocean Zero Coupon Convertible Debentures or Transocean 1.5% Convertible Debentures are validly exercised or converted during the period from the Latest Practicable Date to the Initial Effective Time, the holders will receive Scheme Shares upon such exercise or conversion, and each such Scheme Share will be exchanged for the Scheme Consideration in the Scheme.

  At the Initial Effective Time pursuant to the terms of the governing instruments for the Transocean Options and the Transocean Deferred Units (other than certain Transocean Deferred Units awarded between July 21, 2007 and the earlier of (i) the closing of the transactions contemplated by the Agreement and Plan of Merger and (ii) the termination of the Agreement and Plan of Merger) outstanding at the Initial Effective Time, the Transocean Options and such Transocean Deferred Units will become fully vested and, in the case of the Transocean Options, exercisable for Transocean Ordinary Shares. At the Initial Effective Time, each Transocean Deferred Unit (other than certain Transocean Deferred Units awarded between July 21, 2007 and the earlier of (i) the closing of the transactions contemplated by the Agreement and Plan of

  Merger and (ii) the termination of the Agreement and Plan of Merger) will be converted into and exchanged for the same Scheme Consideration to be received for each Scheme Share.

THE PURPOSE OF THIS SCHEME

F
The purpose of this Scheme is to effect the reclassification of Transocean Ordinary Shares contemplated by the Agreement and Plan of Merger and to constitute a compromise and arrangement between the Company and the Scheme Shareholders enabling the Company to reclassify the Scheme Shares held by each Scheme Shareholder by converting them into the New Shares and the Cash Payment.

PART II

THE SCHEME

Application and effectiveness of this Scheme

1.
The compromise and arrangement effected by this Scheme shall apply to all Scheme Shares and shall be binding on all Scheme Shareholders.

Effect of this Scheme

2.
At the Initial Effective Time:

(a)
all of the right, title and interest of Scheme Shareholders in Scheme Shares shall be subject to the arrangement implemented by the mechanism set out in clause 3; and

(b)
Scheme Shareholders shall receive in exchange for their Scheme Shares the Scheme Consideration in accordance with this Scheme.

Compromise and Arrangement with the Scheme Shareholders

3.
At the Initial Effective Time, in consideration of the rights of Scheme Shareholders under this Scheme and in exchange for each Transocean Ordinary Share outstanding immediately prior to the Initial Effective Time and notwithstanding any term of any relevant document, the Scheme Shares shall be reclassified in the following manner:

(a)
The Company shall exchange the Scheme Shares for the Scheme Consideration.

(b)
Each exchanged Scheme Share shall be treated as authorised but unissued share capital and shall be free from all liens, equities, charges, encumbrances and other interests.

(c)
The Company shall issue and allot to each Scheme Shareholder the applicable number of New Shares and shall pay the applicable Cash Payment in accordance with clause 3(f) and clause 5, and such New Shares so allotted to be credited as fully paid.

(d)
In the event that the issued Transocean Ordinary Shares or the issued shares of GSF shall have been, between July 21, 2007 and the Effective Time, increased, decreased, changed into or exchanged for a different number of shares or different class, in each case, by reason of any reclassification, recapitalization, stock split, split-up, combination or exchange of shares or a stock dividend or dividend payable in other securities shall be declared with a record date within such period, or any similar event shall have occurred, the Scheme Consideration shall be appropriately adjusted to provide to the holders of Scheme Shares the same economic effect as contemplated by this Scheme prior to such event; provided, further that, notwithstanding anything in this Scheme to the contrary, the Scheme shall not itself result in any adjustment pursuant to this Clause.

(e)
Each New Share to be issued pursuant to Clause 3(c) shall rank pari passu in all respects with all other New Shares and shall so rank for all dividends and other distributions declared, paid or made thereon after the Initial Effective Time.

(f)
No fractional Transocean Ordinary Shares shall be issued pursuant to the Scheme. In lieu of the issuance of any fractional Transocean Ordinary Shares pursuant to the Scheme, cash adjustments provided by the Company will be paid to Scheme Shareholders in respect of any fractional entitlement to Transocean Ordinary Shares to be issued as New Shares, and the amount of such cash adjustment shall be equal to the product obtained by multiplying (i) the fractional share interest to which such holder would otherwise be entitled by (ii) the Transocean Ordinary Share Price.

PART III

IDENTIFICATION OF SHAREHOLDERS OF TRANSOCEAN FOR VOTING PURPOSES

Record Date

4.
Shareholders of Transocean and the number of Transocean Shares that they hold for the purposes of voting at the Scheme Meeting shall be determined as those recorded on the Register of Members as at the Record Date.

PART IV

DISTRIBUTIONS

Distribution To Scheme Shareholders

5.
Prior to the Initial Effective Time, the Company shall deposit with the Exchange Agent, the Scheme Consideration. Promptly following the Initial Effective Time, the Company shall cause the Exchange Agent to mail to each holder of record of Scheme Shares instructions for the exchange of such holder's Scheme Shares for the number of New Shares and a check for the amount of the Cash Payment to which such shareholder is entitled, calculated in accordance with the terms of this Scheme. The Company shall also provide to the Exchange Agent cash sufficient to pay cash in lieu of fractional shares.

6.
All of the checks and instructions referred to in Clause 5 shall be sent by post (by airmail where appropriate) in pre-paid envelopes addressed to such holders of the Scheme Shares as follows:

a)
in the case of each sole holder of Scheme Shares, the registered address of such holder as appearing in the Register of Members; or

b)
in the case of joint holders of the Scheme Shares, the registered address as appearing in the Register of Members of the joint holder of Scheme Shares whose name then stands first in the Register of Members in respect of the relevant joint holding.

7.
All checks referred to in Clause 5 shall be made payable to the order of the person or persons to whom, in accordance with the provisions of this Part IV, the envelope containing the same is addressed and the encashment of any such check shall be a good discharge to the Company for the monies expressed to be represented thereby.

8.
All checks referred to in Clause 5 shall be posted at the risk of the addressee and other persons entitled thereto and the Company and any other persons involved in this Scheme (including, without limitation, their agents, Affiliates and employees) shall not be liable for any loss or delay in transmission.

Share Certificates

9.
With effect from and including the Initial Effective Time, each holder of Scheme Shares shall in accordance with the Scheme cease to have any rights with respect to Scheme Shares, except the right to receive, without interest, certificates for New Shares or at the Company's election, an entry in a direct registration system or other evidences of ownership for the New Shares, and the Cash Payment in accordance with this Scheme, any unpaid dividends and distributions on New Shares in accordance with Clause 14 and cash for fractional shares in accordance with Clause 3(f) upon the surrender of any relevant certificates. With effect from and including the Initial Effective Time, all existing certificates representing Scheme Shares shall cease to have effect as documents in respect of the Scheme Shares comprised therein and the Company shall exchange such existing certificates in accordance with the instructions to be provided to each Scheme Shareholder pursuant to Clause 5 hereof.

PART V

GENERAL SCHEME PROVISIONS

Initial Effective Time and Notification to Scheme Shareholders

10.
This Scheme shall become effective at the Initial Effective Time.

11.
The Company shall give notification of this Scheme having become effective by filing a Current Report on Form 8-K with the United States Securities and Exchange Commission.

Stay of Prohibited Proceedings

12.
None of the Scheme Shareholders shall commence a Prohibited Proceeding in respect of or arising from this Scheme after the Initial Effective Time.

13.
A Scheme Shareholder may commence an Allowed Proceeding against the Company after the Initial Effective Time provided that it has first given the Company five Business Days' prior notice in writing of its intention to do so.

Dividends

14.
No dividends or other distributions declared or made after the Effective Time with respect to Transocean Ordinary Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the Transocean Ordinary Shares represented by such Certificate as a result of the conversion provided in the Scheme until such Certificate is surrendered as provided in the instructions to be provided to each Scheme Shareholder pursuant to Clause 5 hereof. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the holder of the Certificates so surrendered, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore payable and not paid with respect to the number of whole New Shares issued pursuant to the Scheme, less the amount of any withholding taxes, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole New Shares, less the amount of any withholding taxes. At or after the Effective Time, the Company shall pay any dividends or make other distributions with a record date prior to the Effective Time that may have been declared or made by the Company on Scheme Shares which remain unpaid at the Effective Time.

Dividend Mandates

15.
All dividend mandates or other instructions to the Company in respect of Scheme Shares in force at the Initial Effective Time shall, unless and until revoked or amended, be deemed as from the Initial Effective Time to be also effective mandates or instructions in relation to the corresponding New Shares allotted and issued pursuant to this Scheme.

Costs

16.
The Company (or GSF, to the extent any costs described below are shared by the Company with GSF pursuant to the Agreement and Plan of Merger) shall pay in full all costs, charges, expenses and disbursements reasonably incurred by the Company in connection with the negotiation, preparation and implementation of this Scheme as and when they arise, including the costs of holding the Scheme Meeting and the costs of obtaining the sanction of the Grand Court and the costs of placing the notices required by this Scheme.

Modifications of this Scheme

17.
The Company may, at any hearing before the Grand Court to sanction this Scheme, consent on behalf of all Scheme Shareholders to any modification of this Scheme or any terms or conditions which the Grand Court may think fit to approve or impose.

Notice

18.
Any notice or other written communication to be given under or in relation to this Scheme other than pursuant to clauses 11 and 23 shall be given in writing and shall be deemed to have been duly given if it is delivered by hand or sent by post, to:

(a)
in the case of the Company, Transocean Inc., 4 Greenway Plaza, Houston, Texas 77046, marked for the attention of the Company Secretary;

(b)
in the case of a Scheme Shareholder, its last known address according to the Company; and

(c)
in the case of any other person, any address set forth for that person in any agreement entered into in connection with this Scheme or the last known address according to the Company, or by fax its last known fax number according to the Company.

19.
Any notice or other written communication to be given under this Scheme shall be deemed to have been served:

(a)
if delivered by hand, on the first Business Day following delivery;

(b)
if sent by post, on the second Business Day after posting if the recipient is in the country of dispatch, otherwise on the seventh Business Day after posting;

(c)
if by fax, on the Business Day sent; and

(d)
if by advertisement, on the date of publication.

20.
In proving service, it shall be sufficient proof, in the case of a notice sent by post, that the envelope was properly stamped, addressed and placed in the post.

21.
Save in the case of the notice, written communication or document required to be sent pursuant to clause 11, the accidental omission to send any notice, written communication or other document in accordance with clauses 18 to 20 or the non-receipt of any such notice by any Scheme Shareholder, shall not affect the provisions of this Scheme.

22.
The Company shall not be responsible for any loss or delay in the transmission of any notices, other documents or payments posted by or to any Scheme Shareholders which shall be posted at the risk of such Scheme Shareholders.

23.
Any notice or other written communication that is required to be given to all or substantially all Scheme Shareholders shall be effective by filing a Current Report on Form 8-K with the United States Securities and Exchange Commission and shall be deemed to be served upon acceptance by the EDGAR system thereof.

Exercise of Discretion

24.
When under any provision of this Scheme a matter is to be determined by the Company, then it will have discretion to interpret such matter under the Scheme in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned. The Company may consent to any modification of this Scheme on behalf of its shareholders which the Grand Court may think fit to approve or impose.

Governing Law and Jurisdiction

25.
At and with effect from the Initial Effective Time, the operative terms of this Scheme shall be governed by, and construed in accordance with, the laws of the Cayman Islands and the Scheme Shareholders hereby agree that the Courts of the Cayman Islands shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or connected with the terms of this Scheme or their implementation or out of any action taken or omitted to be taken under this Scheme or in connection with the administration of this Scheme and for such purposes, the Scheme Shareholders irrevocably submit to the jurisdiction of the Courts of the Cayman Islands, provided, however, that nothing in this clause shall affect the validity of other provisions determining governing law and jurisdiction as between the Company and any of its Scheme Shareholders, whether contained in any contract or otherwise.

26.
The terms of this Scheme and the obligations imposed on the Company hereunder shall take effect subject to any prohibition or condition imposed by any applicable law.

Expiry of the Scheme

27.
Unless the Initial Effective Time shall have occurred on or before December 31, 2008 or such later date, if any, as the Company may agree and the Grand Court may allow, this Scheme shall lapse.

Dated this 21st day of September 2007	WALKERS

Annex H

THE GLOBALSANTAFE SCHEME

IN THE GRAND COURT OF THE CAYMAN ISLANDS	Cause No. 422 of 2007

IN THE MATTER OF GLOBALSANTAFE CORPORATION

and

IN THE MATTER OF THE COMPANIES LAW (2007 REVISION)

SCHEME OF ARRANGEMENT AND AMALGAMATION
(under sections 86 and 87 of the Companies Law (2007 Revision) of the Cayman Islands)

BETWEEN:

GLOBALSANTAFE CORPORATION

(an exempted company incorporated in the Cayman Islands with limited liability and registered under the laws of the Cayman Islands with registered number 34845)

and

THE SCHEME SHAREHOLDERS

(as defined herein)

and

TRANSOCEAN WORLDWIDE INC.

(an exempted company incorporated in the Cayman Islands with limited liability and registered under the laws of the Cayman Islands with registered number 191411)

and

TRANSOCEAN INC.

(an exempted company incorporated in the Cayman Islands with limited liability and registered under the laws of the Cayman Islands with registered number 89645)

PART I

PRELIMINARY

Recitals

DEFINITIONS

A
In this Scheme, unless inconsistent with the subject matter or context, the following expressions shall bear the meanings respectively set opposite to them:

Affiliate	Any person directly or indirectly controlling, controlled by or under common control with, another person. For these purposes, 'control' means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract, agreement or otherwise and 'controlling' and 'controlled' shall have meanings correlative thereto.
Agreement and Plan of Merger	The Agreement and Plan of Merger among Transocean, GSF and Merger Sub dated as of July 21, 2007.
Allowed Proceeding	Any proceeding by a Scheme Shareholder to enforce its rights under this Scheme where any party fails to perform its obligations under this Scheme.
Business Day	Any day on which banks are open for business in New York and the Cayman Islands.
Cash Consideration	US$22.46 cash (or such amount adjusted in accordance with Clause 4 hereof) to be paid in respect of each Scheme Share held by a Scheme Shareholder.
Cash Payment	In respect of each Scheme Shareholder, the Cash Consideration multiplied by the number of Scheme Shares held (or fractions thereof) by such Scheme Shareholder immediately prior to the Effective Time.
Certificate	A certificate that immediately prior to the Effective Time represented a Scheme Share.
Companies Law	The Companies Law (2007 Revision) of the Cayman Islands.

Effective Time
The date and time at which an office copy of the order of the Grand Court sanctioning this Scheme and making such facilitating orders as are appropriate pursuant to section 87(2) of the Companies Law shall have been delivered to the Registrar of Companies in the Cayman Islands for registration at which time (or, if later, one minute following the Initial Effective Time) this Scheme shall become effective in accordance with Part V of this Scheme.
Exchange Agent	The Bank of New York at P.O. Box 11168, New York, New York 10203-0168, United States of America, or such other party reasonably satisfactory to Transocean and GSF.
Grand Court	Grand Court of the Cayman Islands.
GSF
GlobalSantaFe Corporation, an exempted company incorporated with limited liability and registered under the laws of the Cayman Islands with registered number 34845, the ordinary shares of which are currently listed on the NYSE.
GSF Option(s)	Options to acquire GSF Shares under GSF's stock plans.
GSF SAR(s)	GSF stock-settled stock appreciation rights under GSF's stock plans.
GSF Shares	Ordinary share(s) of US$0.01 each in the share capital of GSF.
GSF Stock Units
Restricted stock units of GSF subject to vesting conditions; upon vesting, each such vested restricted stock unit becomes payable in the form of GSF Shares in accordance with the related governing instruments.
Initial Effective Time
The date and time at which an office copy of the order of the Grand Court sanctioning the Transocean Scheme shall have been delivered to the Registrar of Companies in the Cayman Islands for registration.

Joint Proxy Statement
The Joint Proxy Statement of GSF and Transocean on Schedule 14A initially deemed filed on September 4, 2007 with the U.S. Securities and Exchange Commission pursuant to section 14(a) of the U.S. Securities Exchange Act of 1934 and in connection with this Scheme representing the explanatory statement issued pursuant to Order 102, rule 21 of the Rules of the Grand Court and including a notice of the Scheme Meeting.
Latest Practicable Date	1 October 2007, being the latest date upon which it was practicable to ascertain certain information contained herein.
Merger Sub
Transocean Worldwide Inc., an exempted company incorporated with limited liability and registered under the laws of the Cayman Islands with registered number 191411, being a wholly-owned subsidiary of Transocean and the vehicle by which the merger and amalgamation of GSF and Transocean as described in Recital H of this Scheme will be effected.
New Shares	In respect of each Scheme Shareholder, the Share Consideration multiplied by the number (including fractions) of Scheme Shares held by such Scheme Shareholder immediately prior to the Effective Time.
NYSE	New York Stock Exchange.
Proceeding
Any process, suit, action, legal or other proceeding including without limitation any arbitration, mediation, alternative dispute resolution, judicial review, adjudication, demand, execution, restraint, forfeiture, reentry, seizure, lien, enforcement of judgment, enforcement of any security or enforcement of any letters of credit.
Prohibited Proceeding	Any proceeding against Merger Sub, Transocean or their property in any jurisdiction whatsoever other than an Allowed Proceeding.
Record Date	The close of business (New York time) on October 1, 2007.
Register of Members	GSF's register of members kept in accordance with section 40 of the Companies Law.

Scheme
This scheme of arrangement and amalgamation between (1) GSF, (2) the holders of the Scheme Shares, (3) Merger Sub, and (4) Transocean, in its present form or with or subject to any modifications, additions or conditions that are consented to by GSF and Transocean and that the Grand Court may approve or impose.
Scheme Consideration	The New Shares and the Cash Payment to be issued and paid to each Scheme Shareholder in accordance with the Scheme.
Scheme Meeting	A meeting of the holders of the GSF Shares proposed to be convened at the direction of the Grand Court at which the Scheme will be voted upon or any adjournment thereof.
Scheme Shares	All the GSF Shares in issue immediately prior to the Effective Time.
Scheme Shareholder(s)	The holder(s) of GSF Shares appearing on the Register of Members immediately prior to the Effective Time.
Share Consideration	0.4757 (or such number adjusted in accordance with Clause 4 hereof) of a Transocean Ordinary Share to be issued and allotted by Transocean in respect of each Scheme Share held by a Scheme Shareholder.
Transocean	Transocean Inc., an exempted company incorporated with limited liability and registered under the laws of the Cayman Islands with registered number 89645.
Transocean Scheme
A Scheme of Arrangement proposed to be entered between Transocean and the holders of the Transocean Scheme Shares in the form contained at Annex G of the Joint Proxy Statement and referred to below in TRANSOCEAN, Section G, with or subject to any modifications, additions or conditions that the Grand Court may approve or impose.
Transocean Scheme Shares	All the Transocean Ordinary Shares in issue immediately prior to the Initial Effective Time.
Transocean Ordinary Share(s)	Ordinary share(s) of US$0.01 each in the share capital of Transocean.

Transocean Ordinary Share Price
The average of the per share closing prices of the Transocean Ordinary Shares as reported on the consolidated transaction reporting system for securities traded on the NYSE (as reported in the New York City edition of The Wall Street Journal or, if not reported thereby, another authoritative source) for the 20 consecutive trading days ending on the fifth trading day prior to the closing date of the transactions contemplated by the Agreement and Plan of Merger, appropriately adjusted in accordance with the Agreement and Plan of Merger for any stock splits, reverse stock splits, stock dividends, recapitalizations and other similar transactions.
Transocean Register	The register of members of Transocean kept in accordance with section 40 of the Companies Law.
US$	United States dollars, the lawful currency of the United States of America.

INTERPRETATION

B
In this Scheme, unless the context otherwise requires or otherwise expressly provides:

(1)
references to Recitals, Parts, clauses, sub-clauses and Schedules are references to the Recitals, Parts, clauses, sub-clauses and Schedules respectively of this Scheme;

(2)
references to Appendices are references to the appendices to the Joint Proxy Statement;

(3)
references to a "person" include references to an individual, firm, partnership, company, corporation, other legal entity, unincorporated body of persons or any state or state agency;

(4)
references to a statute or a statutory provision include the same as subsequently modified, amended or re-enacted from time to time;

(5)
references to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, verified, replaced and/or novated (in whole or in part) from time to time and to any agreement, deed or document executed pursuant thereto;

(6)
the singular includes the plural and vice versa and words importing one gender shall include all genders;

(7)
headings to Recitals, Parts, clauses, sub-clauses, Schedules and Appendices are for ease of reference only and shall not affect the interpretation of this Scheme; and

(8)
to the extent that there shall be any conflict or inconsistency between the terms of this Scheme and the Joint Proxy Statement then the terms of this Scheme shall prevail.

GSF

C
On January 31, 1990 GSF was incorporated in the Cayman Islands with the name Santa Fe Drilling Co. It was incorporated as an exempt company pursuant to the Companies Law. On

  June 30, 1993 it changed its name to Santa Fe International Corporation and on November 20, 2001 it changed its name to GlobalSantaFe Corporation. Upon the Latest Practicable Date the authorised share capital of GSF was US$6,000,000 divided into 600,000,000 shares with par value of US$0.01 per share, of which 225,525,424 were issued and fully paid.

D
Outstanding GSF Options, GSF SARs and GSF Stock Units

  On the Latest Practicable Date there were in aggregate (1) 2,511,243 outstanding GSF Options of which 2,370,228 have vested and may be exercised in full or in part, (2) 985,409 outstanding GSF SARs of which 156,197 have vested and may be exercised in full or in part, and (3) 1,271,758 outstanding GSF Stock Units of which none have vested. If the holders of any such outstanding GSF Options and/or outstanding GSF SARs validly exercise them, or any outstanding GSF Stock Units vest, during the period from the Latest Practicable Date and ending with the Effective Time then such holders will receive Scheme Shares.

  At or prior to the Effective Time pursuant to the terms of the governing instruments for the GSF Options and GSF SARs outstanding at the Effective Time, the GSF Options and GSF SARs will become fully vested and, at the Effective Time, become exercisable into Transocean Ordinary Shares. At the Effective Time, each GSF Stock Unit will be converted into and exchanged for the same consideration to be received for each Scheme Share.

MERGER SUB

E
Merger Sub was incorporated as an exempt company on July 18, 2007 in the Cayman Islands pursuant to the Companies Law. It is a direct, wholly-owned subsidiary of Transocean. The authorised share capital of Merger Sub is US$50,000, divided into 5,000,000 shares with par value of US$0.01 per share, of which one is issued and fully paid.

TRANSOCEAN

F
Incorporation and Share Capital

  On May 14, 1999 Transocean was incorporated in the Cayman Islands as an exempt company pursuant to the Companies Law. On September 18, 2007 the authorised share capital of Transocean was US$13,000,000, divided into 800,000,000 ordinary shares with par value of US$0.01 per share, of which 290,841,685.0838 were issued and are fully paid, and 50,000,000 undesignated shares with par value of US$0.10 per share all of which remain unissued.

G
Reorganisation of Share Capital

  At the Initial Effective Time, each Transocean Scheme Share will be exchanged for the consideration described in the Transocean Scheme.

THE PURPOSE OF THIS SCHEME

H
The purpose of this Scheme is to effect the merger and amalgamation of the undertakings of GSF and Transocean.

PART II

THE SCHEME

Application and effectiveness of this Scheme

1
The compromise and arrangement effected by this Scheme shall apply to all Scheme Shares and shall be binding on all Scheme Shareholders.

Merger of Transocean, GSF and Merger Sub

2
For the purpose of giving effect to the merger and amalgamation of the undertakings of GSF and Transocean, at the Effective Time, Merger Sub shall acquire and amalgamate with its own undertaking the undertaking and all the property, assets and rights, real and personal, liabilities and obligations of every description and wherever situated of GSF, and by virtue of this Scheme and orders of the Grand Court made pursuant to section 87 of the Companies Law the following will occur simultaneously:

2.1
the undertaking and all the property, assets and rights of GSF as aforesaid shall vest in and become the undertaking, property, assets and rights of Merger Sub;

2.2
the liabilities and obligations of GSF as aforesaid shall become liabilities and obligations of and enforceable against Merger Sub;

2.3
proceedings by or against GSF shall be continued by or against Merger Sub; and

2.4
GSF will be dissolved without winding up and its separate legal existence shall cease for all purposes.

Consideration for undertaking of GSF

3
As consideration for the undertaking of GSF pursuant to Clause 2 hereof, Transocean shall at or promptly after the Effective Time in accordance with Part IV hereof:

3.1
pay, or cause to be paid, to each Scheme Shareholder the Cash Payment for each Scheme Share held; and

3.2
allot and issue to each Scheme Shareholder the Share Consideration with respect to each Scheme Share held and such Share Consideration so allotted to be credited as fully paid up. In the case of joint holders of Scheme Shares such shares shall be issued and allotted to all such holders of Scheme Shares as appearing in the Register of Members jointly.

4
In the event that the issued Transocean Ordinary Shares or the issued GSF Shares shall have been, between July 21, 2007 and the Effective Time, increased, decreased, changed into or exchanged for a different number of shares or different class, in each case, by reason of any reclassification, recapitalization, stock split, split-up, combination or exchange of shares or a stock dividend or dividend payable in other securities shall be declared with a record date within such period, or any similar event shall have occurred, the Scheme Consideration shall be appropriately adjusted by Transocean to provide to the Scheme Shareholder the same economic effect as contemplated by this Scheme prior to such event; provided, further that, notwithstanding anything in this Scheme to the contrary, the Transocean Scheme shall not itself result in any adjustment pursuant to this Clause 4.

5
Each New Share to be issued pursuant to Clause 3.2 hereof shall rank pari passu in all respects with all other New Shares and all other outstanding Transocean ordinary shares and shall so rank for all dividends and other distributions declared, paid or made thereon after the Effective Time.

6
No fractional Transocean Ordinary Shares shall be issued pursuant to the Scheme. In lieu of the issuance of any fractional Transocean Ordinary Shares pursuant to the Scheme, cash adjustments provided by Transocean will be paid to Scheme Shareholders in respect of any fractional entitlement to Transocean Ordinary Shares to be issued as New Shares, and the amount of such cash adjustment shall be equal to the product obtained by multiplying (i) the fractional share interest to which such holder would otherwise be entitled by (ii) the Transocean Ordinary Share Price.

PART III

IDENTIFICATION OF SHAREHOLDERS OF GSF FOR VOTING PURPOSES

Record Date

7
Shareholders of GSF and the number of GSF Shares that they hold for the purposes of voting at the Scheme Meeting shall be determined as those recorded on the Register of Members as at the Record Date.

PART IV

DISTRIBUTIONS

Distribution to Scheme Shareholders

8
Prior to the Initial Effective Time, Transocean shall have deposited, or shall cause to be deposited, with the Exchange Agent for Transocean, the Scheme Consideration. Promptly following the Effective Time, Transocean shall cause the Exchange Agent to mail to each holder of record of Scheme Shares instructions for the exchange of such holder's Scheme Shares for the number of New Shares and a check for the amount of the Cash Payment to which such shareholder is entitled, calculated in accordance with the terms of this Scheme. Transocean shall also have provided to the Exchange Agent cash sufficient to pay cash in lieu of fractional shares.

9
All of the checks and instructions referred to in Clause 8 hereof shall be sent by post (by airmail where appropriate) in pre-paid envelopes addressed to such holders of Scheme Shares as follows:-

9.1
in the case of each sole holder of Scheme Shares, the registered address of such holder as appearing in the Register of Members; or

9.2
in the case of joint holders of Scheme Share(s), the registered address as appearing in the Register of Members of the joint holder of Scheme Share(s) whose name then stands first in the Register of Members in respect of the relevant joint holding.

10
All checks referred to in Clause 8 hereof shall be made payable to the order of the person or persons to whom, in accordance with the provisions of this Part IV, the envelope containing the same is addressed and the encashment of any such check shall be a good discharge to Transocean for the monies expressed to be represented thereby.

11
All checks referred to in Clause 8 hereof shall be posted at the risk of the addressee and other persons entitled thereto and Transocean, GSF, Merger Sub and any other persons involved in this Scheme or the Transocean Scheme (including, without limitation, their agents, Affiliates and employees) shall not be liable for any loss or delay in transmission.

Share Certificates

12
With effect from and including the Effective Time, each Scheme Shareholder shall in accordance with the Scheme cease to have any rights with respect to Scheme Shares, except the right to receive, without interest, certificates for New Shares or at Transocean's election, an entry in a direct registration system or other evidences of ownership for the New Shares, the Cash Payment in accordance with this Scheme, any unpaid dividends and distributions in accordance with Clauses 17, 18 and 19 hereof, and cash for fractional shares in accordance with Clause 6 hereof upon the surrender of any relevant certificate. With effect from and including the Effective Time, all existing certificates representing Scheme Shares shall cease to have effect as documents in respect of the Scheme Shares comprised therein and Transocean shall exchange such existing certificates in accordance with the instructions to be provided to each Scheme Shareholder pursuant to Clause 8 hereof.

PART V

GENERAL SCHEME PROVISIONS

Effective Time and Notification to Scheme Shareholders

13
This Scheme shall become effective at the Effective Time.

14
Unless previously given by GSF, Transocean shall give or shall cause Merger Sub to give notification of this Scheme having become effective by filing a Current Report on Form 8-K with the United States Securities and Exchange Commission.

Stay of Prohibited Proceedings

15
None of the Scheme Shareholders shall commence a Prohibited Proceeding in respect of or arising from this Scheme after the Effective Time.

16
A Scheme Shareholder may commence an Allowed Proceeding against Transocean or Merger Sub after the Effective Time provided that it has first given Transocean or Merger Sub (as relevant) five Business Days' prior notice in writing of its intention to do so.

Dividends

17
No dividends or other distributions declared or made after the Effective Time with respect to Transocean Ordinary Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the Transocean Ordinary Shares represented by such Certificate as a result of this Scheme until such Certificate is surrendered as provided in the instructions to be provided to each Scheme Shareholder pursuant to Clause 8 hereof.

18
Subject to the effect of applicable laws, following surrender of any such Certificate there shall be paid to the holder of the Certificate so surrendered, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore payable and not paid with respect to the number of whole New Shares issued pursuant to the Scheme, less the amount of any withholding taxes, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole New Shares, less the amount of any withholding taxes.

19
At or after the Effective Time, Transocean shall pay any dividends or make other distributions with a record date prior to the Effective Time that may have been declared or made by GSF on Scheme Shares which remain unpaid at the Effective Time.

Dividend Mandates

20
All dividend mandates or other instructions to GSF in respect of Scheme Shares in force at the Effective Time shall, unless and until revoked or amended, be deemed as from the Effective Time to be also effective mandates or instructions in relation to the corresponding New Shares allotted and issued pursuant to this Scheme.

Costs

21
GSF (or Transocean, to the extent any costs described below are shared by GSF with Transocean pursuant to the Agreement and Plan of Merger) shall pay in full all costs, charges, expenses and disbursements reasonably incurred by GSF in connection with the negotiation, preparation and implementation of this Scheme as and when they arise, including the costs of holding the Scheme

  Meeting and the costs of obtaining the sanction of the Cayman Court and the costs of placing the notices required by this Scheme.

Modifications of this Scheme

22
GSF may, at any hearing before the Cayman Court to sanction this Scheme, consent on behalf of all Scheme Shareholders to any modification of this Scheme or any terms or conditions which the Cayman Court may think fit to approve or impose.

Notice

23
Any notice or other written communication to be given under or in relation to this Scheme other than pursuant to clauses 14 and 28 shall be given in writing and shall be deemed to have been duly given if it is delivered by hand or sent by post, to:

(a)
in the case of Transocean, c/o Transocean Inc., 4 Greenway Plaza, Houston, TX 77046, United States of America, marked for the attention of the Company Secretary;

(b)
in the case of Merger Sub, c/o Transocean Inc., 4 Greenway Plaza, Houston, TX 77046, United States of America marked for the attention of the Company Secretary;

(c)
in the case of a Scheme Shareholder, its last known address according to GSF; and

(d)
in the case of any other person, any address set forth for that person in any agreement entered into in connection with this Scheme or the last known address according to GSF, or by fax its last known fax number according to GSF.

24
Any notice or other written communication to be given under this Scheme shall be deemed to have been served:

(a)
if delivered by hand, on the first Business Day following delivery;

(b)
if sent by post, on the second Business Day after posting if the recipient is in the country of dispatch, otherwise on the seventh Business Day after posting;

(c)
if by fax, on the Business Day sent; and

(d)
if by advertisement, on the date of publication.

25
In proving service, it shall be sufficient proof, in the case of a notice sent by post, that the envelope was properly stamped, addressed and placed in the post.

26
Save in the case of the notice, written communication or document required to be sent pursuant to clause 14, the accidental omission to send any notice, written communication or other document in accordance with clauses 23 to 24 or the non-receipt of any such notice by any Scheme Shareholder, shall not affect the provisions of this Scheme.

27
GSF, Transocean and Merger Sub shall not be responsible for any loss or delay in the transmission of any notices, other documents or payments posted by or to any Scheme Shareholders which shall be posted at the risk of such Scheme Shareholders.

28
Any notice or other written communication that is required to be given to all or substantially all Scheme Shareholders shall be effective by filing a Current Report on Form 8-K with the United States Securities and Exchange Commission and shall be deemed to be served upon acceptance by the EDGAR system thereof.

Exercise of Discretion

29
When under any provision of this Scheme a matter is to be determined by GSF, Transocean and/or Merger Sub then they or it will have discretion to interpret such matter under the Scheme in a manner that they or it considers fair and reasonable, and their/its decisions will be binding on all concerned. GSF may consent to any modification of this Scheme on behalf of its shareholders which the Grand Court may think fit to approve or impose.

Governing Law and Jurisdiction

30
At and with effect from the Effective Time, the operative terms of this Scheme shall be governed by, and construed in accordance with, the laws of the Cayman Islands and the Scheme Shareholders hereby agree that the Courts of the Cayman Islands shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or connected with the terms of this Scheme or their implementation or out of any action taken or omitted to be taken under this Scheme or in connection with the administration of this Scheme and for such purposes, the Scheme Shareholders irrevocably submit to the jurisdiction of the Courts of the Cayman Islands, provided, however, that nothing in this clause shall affect the validity of other provisions determining governing law and jurisdiction as between GSF and any of its Scheme Shareholders, whether contained in any contract or otherwise.

31
The terms of this Scheme and the obligations imposed on GSF, Merger Sub and Transocean hereunder shall take effect subject to any prohibition or condition imposed by any applicable law.

Expiry of the Scheme

32
Unless the Effective Time shall have occurred on or before December 31, 2008 or such later date, if any, as GSF may agree and the Grand Court may allow, this Scheme shall lapse.

  Dated this    day of        2007

Annex I

IN THE GRAND COURT OF THE CAYMAN ISLANDS

CAUSE NO. 433 OF 2007

IN THE MATTER OF SECTION 86 OF THE COMPANIES LAW (2007 REVISION)

AND IN THE MATTER OF TRANSOCEAN INC.

THE HON CHIEF JUSTICE SMELLIE (IN CHAMBERS)

ORDER ON EX PARTE SUMMONS

UPON THE APPLICATION of Transocean Inc. ("Transocean") by ex parte summons dated 26th September 2007;

AND UPON HEARING Counsel for the Petitioner;

AND UPON READING the petition herein (the "Petition"), the First Affidavit of Eric B. Brown with exhibits and the First Affidavit of James H. Mayor both sworn herein on 26 September 2007;

IT IS DECLARED that the relevant class of persons the subject matter of the compromise and arrangement in the Scheme (as defined below) are the holders of Transocean Ordinary Shares (as that term is defined in the Scheme of Arrangement as set forth in the Schedule to the said Petition (the "Scheme")) ("the Transocean Shareholders") as at the relevant time.

AND IT IS ORDERED that:

1.
Transocean do convene a meeting ("the Transocean Scheme Meeting") of the Transocean Shareholders as at the Record Date, such Transocean Scheme Meeting to be held at The Marriott Beach Resort, Grand Cayman, Cayman Islands at 1 pm local time on 9th November 2007, for the purpose of considering and if thought fit approving (with or without modification) the Scheme.

2.
This Honourable Court appoint J. Michael Talbert being an executive director of Transocean or failing him Robert L. Long, being an executive director of Transocean, or, failing him, any other director of Transocean to act as chairman of the Scheme Meeting.

3.
The Petition herein be set down to be heard on 20th November 2007.

AND IT IS DIRECTED that:

4.
At least 28 clear days before the day appointed for the Transocean Scheme Meeting a Notice convening the Transocean Scheme Meeting in the form or substantially in the form of the notice initialled by this Court for the purposes of identification be inserted once each in the Cayman Islands Gazette and the US and international editions of The Wall Street Journal.

5.
At least 28 clear days before the day appointed for the Transocean Scheme Meeting a Notice convening the same and enclosing:

(a)
a copy of the Scheme and a copy of the Joint Proxy Statement (as defined in the Scheme), as is required to be furnished pursuant to the Grand Court Rules, Order 102 rule 21, in each case in the form or substantially in the form of the document produced to the Court; and

(b)
a form of proxy for use at the Transocean Scheme Meeting in the form or substantially in the form produced to the Court,

  be served by hand, courier or pre-paid post (or by air mail, as appropriate) addressed to each of the Transocean Shareholders holding such shares at the address shown on the register of members of the Company as at the Record Date, provided that (i) the accidental omission to serve any Transocean Shareholder with notice of the Transocean Scheme Meeting, or the non-receipt by any Transocean Shareholder of notice of the Transocean Scheme Meeting, shall not invalidate the proceedings at the Transocean Scheme Meeting and (ii) notwithstanding any of the foregoing it shall be sufficient to prove that, in the case of delivery by courier, such documents were delivered to a courier and in envelopes addressed to the person or persons concerned at their said addresses respectively.

6.
Any registered Transocean Shareholder who holds his Transocean Ordinary Shares on trust or as a nominee will be able to vote any number of his shares "for" the Scheme and vote the balance of his shares "against" the Scheme, or to abstain from voting. The vote(s) (or abstention(s)) represent the instruction to the trustee or nominee from his underlying beneficiary(ies) or investor(s). Subject to any reasonable objections as they might raise, Transocean Shareholders voting in this manner would, for the purpose of the "majority in number" count, be counted as one shareholder "for" the Scheme (as to the number of his Transocean Ordinary Shares being voted "for" the Scheme), and one shareholder "against" the Scheme (as to the number of his Transocean Ordinary Shares being voted "against" the Scheme).

7.
The form of proxy in the form or substantially in the form produced to the Court be approved for use at the Transocean Scheme Meeting.

8.
The Chairman of the Transocean Scheme Meeting (the "Chairman") is to be entitled to accept the warranty on the said forms of proxy as to the authority of the signatory to cast the votes thereby cast without further investigation.

9.
The Chairman is to be at liberty to accept a faxed copy of a form of proxy but may require production of the original if he considers this to be necessary or desirable for the purpose of verification.

10.
Transocean be at liberty to set a record date ("the Record Date") for determining the holders of Transocean Ordinary Shares entitled to receive notice of, and to vote at, the Transocean Scheme Meeting, of 1st October 2007.

11.
In the case of joint registered holders of Transocean Ordinary Shares, the vote of the senior holder who tenders the vote, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in Transocean's Register of Members.

12.
The Chairman is to be at liberty to accept a form of proxy and the figure for which any Transocean Shareholder seeks to vote, notwithstanding that the form of proxy has not been completed in accordance with the instructions contained therein, provided that the Chairman considers that the information contained therein is sufficient to establish the entitlement of the Transocean Shareholder to vote.

13.
Transocean shall cause to be published a Notice (in the form or substantially in the form of the notice initialled by this Court for the purposes of identification) advertising the date of hearing of the Petition herein. The Notice shall be published in the Cayman Islands Gazette and also in the US and international editions of The Wall Street Journal on or about 10th November 2007.

14.
Within seven days of the Transocean Scheme Meeting the said Chairman do report the result of the Transocean Scheme Meeting to the Court.

DATED the 29th day of September 2007
FILED the 1st day of October 2007

/s/ Justice Smellie

Judge of the Grand Court

THIS ORDER is filed by Walkers, Attorneys-at-Law, Walker House, 87 Mary Street, George Town, Grand Cayman KY1 9001, for the Petitioner, whose address for service is care of their said Attorneys-at-Law.

Annex J

IN THE GRAND COURT OF THE CAYMAN ISLANDS

In Chambers
Before the Hon. Chief Justice

CAUSE NO: 422 OF 2007

IN THE MATTER OF SECTIONS 86 and 87 of THE COMPANIES LAW (2007 REVISION)

AND IN THE MATTER of GLOBALSANTAFE CORPORATION

AND BETWEEN

GLOBALSANTAFE CORPORATION

Petitioner

AND

TRANSOCEAN WORLDWIDE INC

Respondent

ORDER

UPON THE SUMMONS of GlobalSantaFe Corporation ("GlobalSantaFe") filed on 26 September 2007 (the "Summons")

AND UPON hearing Counsel for GlobalSantaFe and Counsel for the Respondent Transocean Worldwide Inc.

AND UPON reading the Petition, the first affidavit of James Lawrence McCulloch sworn on 26 September 2007 ("McCulloch") and the first affidavit of Frank Ed Bayouth II sworn on 27 September 2007

IT IS DECLARED that the relevant class of persons the subject matter of the compromise and arrangement in the scheme of arrangement annexed to the draft Amended Petition (the "GSF Scheme") are the holders of GlobalSantaFe's ordinary shares in issue of US$0.01 (the "GSF Shareholders" and "GSF Shares" respectively) as at the relevant time.

AND IT IS ORDERED THAT:

1
Leave be granted to amend the Petition herein in the form exhibited as Exhibit JLM-1 to McCulloch (the "Amended Petition").

2
GlobalSantaFe convene a meeting of the GSF Shareholders appearing in the register of members of GlobalSantaFe as at the Record Date, to be held at the Grand Cayman Marriott Beach Resort, Grand Cayman, Cayman Islands, at 1:00 p.m. EST on 9 November 2007 for the purpose of considering and if thought fit approving (with or without modification) the GSF Scheme (the "GSF Scheme Meeting").

3
At least 28 clear days before the day appointed for the GSF Scheme Meeting a Notice convening the GSF Scheme Meeting (in the form or substantially in the form of Schedule 1 to the Summons) be inserted once each in the Cayman Islands Gazette and the US and international editions of The Wall Street Journal.

4
At least 28 clear days before the day appointed for the GSF Scheme Meeting a Notice convening the same and enclosing:

(a)
a copy of the GSF Scheme and a copy of the Joint Proxy Statement (as defined in the GSF Scheme), as is required to be furnished pursuant to the Grand Court Rules, Order 102 rule 21, in each case in the form or substantially in the form of the document produced to the Court and annexed hereto; and

(b)
a form of proxy for use at the GSF Scheme Meeting in the form or substantially in the form of that produced to the Court and annexed hereto (the "Form of Proxy"),

  be served by hand, courier or pre-paid mail (or by air mail, as appropriate) addressed to each of the GSF Shareholders at the address shown on the register of members of GlobalSantaFe as at the Record Date, provided that (i) the accidental omission to serve any GSF Shareholder with notice of the GSF Scheme Meeting, or the non-receipt by any GSF Shareholder of notice of the GSF Scheme Meeting, shall not invalidate the proceedings at the GSF Scheme Meeting and (ii) notwithstanding any of the foregoing it shall be sufficient to prove that, in the case of delivery by courier, such documents were delivered to a courier and in envelopes addresses to the person or persons concerned at their said addresses respectively.

5
Any registered GSF Shareholder who holds his GSF Shares on trust or as a nominee will be able to vote any number of his shares "for" the GSF Scheme and vote the balance of his shares "against" the GSF Scheme, or to abstain from voting. The vote(s) (or abstention(s)) represent the instruction to the trustee or nominee from his underlying beneficiary(ies) or investor(s). Subject to any reasonable objections as they might raise, GSF Shareholders voting in this manner would, for the purpose of the "majority in number" count, be counted as one shareholder "for" the GSF Scheme (as to the number of his GSF Shares being voted "for" the GSF Scheme), and one shareholder "against" the GSF Scheme (as to the number of his GSF Shares being voted "against" the GSF Scheme).

6
The Form of Proxy and the provisions to be made permitting GSF Shareholders to deposit Forms of Proxy by telephone, electronically or otherwise, as described in McCulloch, be approved for use at the GSF Scheme Meeting.

7
The Chairman of the GSF Scheme Meeting (the "Chairman") be entitled to accept the warranty on the said Forms of Proxy as to the authority of the signatory to cast the votes thereby cast without further investigation.

8
The Chairman be at liberty to accept a Form of Proxy and the figure for which any GSF Shareholder seeks to vote, notwithstanding that the Form of Proxy has not been completed in accordance with the instructions contained therein, provided that the Chairman considers that the information contained therein is sufficient to establish the entitlement of the GSF Shareholder to vote.

9
GlobalSantaFe be at liberty to set a record date (the "Record Date") for the determining the holders of GSF Shares entitled to receive notice of, and to vote at, the GSF Scheme Meeting.

10
GlobalSantaFe shall cause to be published, a Notice (in the form or substantially in the form of Schedule 2 to the Summons) advertising the date of hearing of the Petition herein (directed both to creditors and shareholders), and that the Notice be published in the Cayman Islands Gazette and also in the US and international editions of The Wall Street Journal.

11
The Petition be heard on 20 November 2007 at 10 a.m. or as soon thereafter as it may be heard.

12
Jon A. Marshall, or failing him, any other director of GlobalSantaFe be appointed to act as Chairman of the GSF Scheme Meeting.

13
Within seven days of the GSF Scheme Meeting the said Chairman do report the result of the GSF Scheme Meeting to the Court.

DATED Saturday the 29th day of September 2007

FILED this 1st day of October 2007

/s/ Justice Smellie

THE HONOURABLE CHIEF JUSTICE

JUDGE OF THE GRAND COURT

THIS ORDER was filed by Maples and Calder, attorneys for GlobalSantaFe, whose address for service is PO Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands. (Ref: CDM/BDM/194771/12669575)

Annex K

NOTICE OF TRANSOCEAN COURT MEETING

IN THE GRAND COURT OF THE CAYMAN ISLANDS

CAUSE NO 433 OF 2007

IN THE MATTER OF SECTION 86 OF THE COMPANIES LAW (2007 REVISION)

AND IN THE MATTER OF TRANSOCEAN INC.

        NOTICE IS HEREBY GIVEN that, by an order dated 29th September 2007 (the "Order") made in the above matter, the Grand Court of the Cayman Islands (the "Grand Court") has directed a meeting (the "Transocean Scheme Meeting") to be convened of the holders of ordinary shares of Transocean Inc. ("Transocean") for the purpose of considering and, if thought fit, approving, with or without modification, a scheme of arrangement (the "Transocean Scheme") proposed to be made between Transocean and the holders of the Transocean Scheme Shares (as defined in the Transocean Scheme) and that the Transocean Scheme Meeting will be held at The Marriott Beach Resort on 9th November 2007, at 1pm local time at which place and time all such holders of ordinary shares of Transocean are requested to attend.

        A copy of the Transocean Scheme and a copy of an explanatory statement explaining the effect of the Transocean Scheme are incorporated in the composite joint proxy statement of which this Notice forms part. A copy of the said composite joint proxy statement can also be obtained by the above-mentioned holders of ordinary shares of Transocean from Transocean's proxy solicitor in the United States being D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, NY, 10005.

        The above-mentioned holders of ordinary shares of Transocean as at the record date set by Transocean for the Transocean Scheme Meeting, being 1st October 2007, may vote in person at the Transocean Scheme Meeting or they may appoint one or more proxies, whether a member of Transocean or not, to attend and vote in their stead. A form of proxy for use at the Transocean Scheme Meeting is enclosed with the joint proxy statement of which this Notice forms part.

        If shares are held in joint names, then either the holder whose name appears first in the Register of Members of Transocean or each holder should sign. If signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your title as such. If the signer is a corporation, please sign in the full corporate name by a duly authorized officer.

        It is requested that forms appointing proxies be lodged, by post, with Transocean Inc., c/o The Bank of New York Mellon, Enclosing and Mailing Operations, 925 Patterson Plank Road, Secaucus, NJ, 07094 in accordance with the instructions set out in the form of proxy, no later than the time appointed for the Transocean Scheme Meeting, but if forms are not so lodged they may be handed to the chairman of the Transocean Scheme Meeting at the meeting.

K-1

        By the Order, the Grand Court has appointed J. Michael Talbert, a director of Transocean, or failing him Robert L. Long, also a director of Transocean, or failing him any other person who is a director of Transocean as at the date of the Order to act as the chairman of the Transocean Scheme Meeting and has directed the chairman of the Transocean Scheme Meeting to report the results thereof to the Grand Court.

        The Transocean Scheme will be subject to a subsequent application seeking the sanction of the Grand Court which shall be heard on or about 20th November 2007.

Dated the 2nd day of October 2007.

                      WALKERS
                      Walker House
                      87 Mary Street
                      George Town
                      Grand Cayman
                      Cayman Islands
                       Attorneys for Transocean Inc.

K-2

Annex L

NOTICE OF GSF COURT MEETING

IN THE GRAND COURT OF THE CAYMAN ISLANDS

CAUSE NO 422 OF 2007

IN THE MATTER OF SECTIONS 86 AND 87 OF THE COMPANIES LAW (2007 REVISION)

AND IN THE MATTER OF GLOBALSANTAFE CORPORATION

AND BETWEEN

GLOBALSANTAFE CORPORATION

Petitioner

AND

TRANSOCEAN WORLDWIDE INC

Respondent

        NOTICE IS HEREBY GIVEN that, by an order dated September 29, 2007 (the "Order") made in the above matter, the Grand Court of the Cayman Islands (the "Grand Court") has directed a meeting (the "GSF Court Meeting") to be convened of the holders of ordinary shares of GlobalSantaFe Corporation ("GlobalSantaFe") for the purpose of considering and, if thought fit, approving, with or without modification, a scheme of arrangement and amalgamation (the "GSF Scheme") proposed to be made between GlobalSantaFe, Transocean Worldwide Inc., Transocean Inc., and the holders of the GSF Scheme Shares (as defined in the GSF Scheme) and that the GSF Court Meeting will be held at the Grand Cayman Marriott Beach Resort, Grand Cayman, Cayman Islands on November 9, 2007, at 1:00 p.m. Cayman time at which place and time all such holders of ordinary shares of GlobalSantaFe are requested to attend.

        A copy of the GSF Scheme and a copy of an explanatory statement explaining the effect of the GSF Scheme are incorporated in the composite joint proxy statement of which this Notice forms part. A copy of the said composite joint proxy statement can also be obtained by the above-mentioned holders of ordinary shares of GlobalSantaFe from GlobalSantaFe's company secretary at GlobalSantaFe Corporation, 15375 Memorial Drive, Houston, Texas 77079-4101, USA or on GlobalSantaFe's website at www.globalsantafe.com under the caption "Investor Relations".

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        The above-mentioned holders of ordinary shares of GlobalSantaFe as at the record date set by GlobalSantaFe for the GSF Court Meeting, being October 1, 2007, may vote in person at the GSF Court Meeting or they may appoint one or more proxies, whether a member of GlobalSantaFe or not, to attend and vote in their stead. A form of proxy for use at the GSF Court Meeting is enclosed with the joint proxy statement of which this Notice forms part.

        In the case of joint registered holders of a share, the vote of each joint holder, whether in person or by proxy, shall be required in order for such joint holders' vote to be counted.

        It is requested that forms appointing proxies be lodged, by post, with Computershare Investor Services LLC, the share registrar of GlobalSantaFe in the United States, at P.O. Box 43078, Providence, Rhode Island, 02940-3078, USA no later than the time appointed for the GSF Court Meeting, but if forms are not so lodged they may be handed to the chairman of the GSF Court Meeting at the meeting. Proxies may also be lodged by the internet or telephone, in accordance with the instructions set out in the form of proxy. Proxies submitted by the internet or telephone must be received by 1:00 a.m., Central time, on November 9, 2007.

        By the Order, the Grand Court has appointed Jon A. Marshall, a director of GlobalSantaFe, or failing him any other person who is a director of GlobalSantaFe as at the date of the Order to act as the chairman of the GSF Court Meeting and has directed the chairman of the GSF Court Meeting to report the results thereof to the Grand Court.

        The GSF Scheme will be subject to a subsequent application seeking the sanction of the Grand Court, which will be heard on November 20, 2007 or as soon thereafter as it may be heard.

Dated the 2nd day of October 2007.

                      MAPLES AND CALDER
                      P.O. Box 309GT
                      Ugland House
                      South Church Street
                      George Town
                      Grand Cayman
                      Cayman Islands
                       Attorneys for GlobalSantaFe Corporation

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Annex M

EXPECTED TIMETABLE

Description	Proposed Date
Record date for determining the shareholders of each company eligible to vote at the shareholder meeting for their company	October 1, 2007
Joint proxy statement and proxy first mailed to shareholders of Transocean and GlobalSantaFe	On or about October 5, 2007
Latest time for submitting forms of Transocean proxy	Must be received at any time prior to the commencement of the Transocean shareholder meeting
Latest time for submitting forms of GlobalSantaFe proxy:
via Internet or telephone	1:00 a.m. Central time on November 9, 2007
via proxy card	Must be received at any time prior to the commencement of the GlobalSantaFe shareholder meeting.
Transocean shareholders meeting	1:00 p.m., Cayman Islands time on November 9, 2007
GlobalSantaFe shareholders meeting	1:00 p.m., Cayman Islands time on November 9, 2007
Court hearing to sanction the Transocean scheme of arrangement	November 20, 2007
Court hearing to sanction the GlobalSantaFe scheme of arrangement	November 20, 2007
Anticipated effective times of the schemes of arrangement	As soon as practicable after the court hearings and the satisfaction of the other conditions to completing the schemes of arrangement, including the receipt of regulatory clearances
Mailing of letters of transmittal to shareholders of Transocean and GlobalSantaFe	Promptly following the effective times of the transactions

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TRANSOCEAN INC.

P.O. BOX 10342
70 HARBOUR DRIVE, 4TH FLOOR
GRAND CAYMAN, KY1-1003
CAYMAN ISLANDS

P R O X Y

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MEETING OF SHAREHOLDERS

        This proxy relates to a meeting of the shareholders of Transocean Inc. that is to be comprised of two parts held consecutively at the same location. The first part of the meeting is a vote of Transocean shareholders convened pursuant to an order of the Grand Court of the Cayman Islands dated September 29, 2007 in Cause No. 433 of 2007, in respect of Item 1 described on this proxy card. The second part of the meeting is a general meeting of Transocean shareholders convened pursuant to the provisions of Transocean's articles of association in respect of Items 2 and 3 described on this proxy card. This proxy card will be used at both parts of the meeting and references to "the meeting" refer to actions taken at either part of the Transocean shareholders' meeting.

        The undersigned, revoking any proxy heretofore given in connection with the meeting described herein, hereby appoints Robert L. Long, Gregory L. Cauthen and Eric B. Brown, and each of them, as proxies, with full powers of substitution, to represent the undersigned at each part of the meeting to be held at the Grand Cayman Marriott, Grand Cayman, Cayman Islands, on November 9, 2007, commencing at 1 p.m., Cayman Islands time, and at any adjournment or postponement thereof or of any part thereof, and to vote all ordinary shares that the undersigned would be entitled to vote if personally present as follows:

        The shares represented by this proxy, when properly executed and returned, will be voted as directed herein. If this proxy is duly executed and returned, and no voting directions are given herein, such shares will be voted "FOR" approval of Items 1 through 3 to be voted on at the meeting of shareholders. The undersigned hereby acknowledges receipt of notice of, and the joint proxy statement for, the aforesaid meeting.

Transocean Inc. c/o The Bank of New York Mellon Enclosing and Mailing Operations 925 Patterson Plank Road Secaucus, NJ 07094

(Continued and to be signed and dated on the reverse side)

—Detach proxy card here—

—Please detach here—-

(Please sign, date and return this proxy promptly in the enclosed postage prepaid envelope.)

Votes must be indicated [ x ] in Black or Blue Ink.

ITEMS TO BE VOTED ON AT SHAREHOLDERS MEETING

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF ITEMS 1 THROUGH 3

Item 1.    Approval of the Scheme of Arrangement, attached to the accompanying joint proxy statement as Annex G, which provides for the reclassification of our ordinary shares.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

Item 2.    Approval of the issuance of our ordinary shares to shareholders of GlobalSantaFe Corporation in the merger under the terms of the Agreement and Plan of Merger, attached to the accompanying joint proxy statement as Annex A.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

Item 3.    Approval of the amendment and restatement of our memorandum and articles of association to, among other things, increase the maximum number of directors constituting the board of directors of Transocean Inc. from 13 to 14, provide for certain corporate governance provisions during the two-year period following the completion of the transactions and make technical, updating and other changes described in the accompanying joint proxy statement.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

Item 4.    In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

To change your address, please mark this box ☐
To include any comments, please mark this box ☐

Sign exactly as name appears hereon. (If shares are held in joint names, then either the holder whose name appears first in the Register of Members of Transocean or each holder should sign. If signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your title as such. If the signer is a corporation, please sign in the full corporate name by duly authorized officer.)
Date
Signature
Signature

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MR A SAMPLE	000000000.000000 ext	000000000.000000 ext
DESIGNATION (IF ANY)	000000000.000000 ext	000000000.000000 ext
ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	Electronic Submission Instructions
You can submit your proxy by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two methods outlined below to submit your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on November 9, 2007.
Submit by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website.
Submit by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.
Using a black ink pen, mark your election with an X as shown in X this example. Please do not write outside the designated areas.	☒

Shareholders Meeting Proxy Card                                                 123456                             C0123456789                                                  12345

IF YOU HAVE NOT SUBMITTED YOUR PROXY VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A
Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2.

ITEMS TO BE VOTED ON AT THE FIRST PART OF THE SHAREHOLDERS MEETING, WHICH PART IS CONVENED PURSUANT TO THE ORDER OF THE GRAND COURT OF THE CAYMAN ISLANDS
		For	Against	Abstain
1.	Approval of the Scheme of Arrangement, attached to the accompanying joint proxy statement as Annex H.	☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other matters as may properly come before this part of the meeting.
ITEMS TO BE VOTED ON AT THE SECOND PART OF THE SHAREHOLDERS MEETING, WHICH PART IS CONVENED IN ACCORDANCE WITH THE ARTICLES OF ASSOCIATION
		For	Against	Abstain
2.	Approval of the Scheme of Arrangement, attached to the accompanying joint proxy statement as Annex H.	☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other matters as may properly come before this part of the meeting.
B
Non-Voting Items

Change of Address — Please print new address below.

C
Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears. When shares are held by joint tenants, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

C 1234567890 JNT 02AV 0 1 5 2 0 1 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

IF YOU HAVE NOT SUBMITTED YOUR PROXY VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — GLOBALSANTAFE CORPORATION

15375 MEMORIAL DRIVE
HOUSTON, TEXAS 77079-4101 U.S.A.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE MEETING OF SHAREHOLDERS

This proxy relates to a meeting of the shareholders of GlobalSantaFe Corporation ("GlobalSantaFe") that is to be comprised of two parts held consecutively at the same location. The first part of the meeting is a vote of GlobalSantaFe shareholders convened pursuant to an order of the Grand Court of the Cayman Islands dated September 29, 2007 in Cause No. 422 of 2007, in respect of Item 1 described on this proxy card. The second part of the meeting is a general meeting of GlobalSantaFe shareholders convened pursuant to the provisions of GlobalSantaFe's articles of association in respect of Item 2 described on this proxy card. This proxy card will be used at both parts of the meeting and references to "the meeting" refer to actions taken at either part of the GlobalSantaFe shareholders' meeting.

The undersigned, revoking any proxy heretofore given in connection with the meeting described herein, hereby appoints Jon A. Marshall, Alexander A. Krezel, Walter A. Baker and Margaret C. Fitzgerald, and each of them, as proxies, with the full powers of substitution, to represent the undersigned at each part of the meeting to be held at the Grand Cayman Marriott, Grand Cayman, Cayman Islands on November 9, 2007, commencing at 1:00 p.m. Cayman Islands time, and at any adjournments or postponements thereof (including of any part thereof), and to vote all ordinary shares that the undersigned would be entitled to vote if personally present as designated on the reverse side hereof.

The shares represented by this proxy, when properly completed and returned, will be voted as directed herein. If this proxy is duly executed and returned, and no voting directions are given herein, such shares will be voted "FOR" approval of Items 1 and 2 to be voted on at the meeting of shareholders. The undersigned hereby acknowledges receipt of notice of, and of the joint proxy statement for, the aforesaid meeting.

(IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)